                                                 Registration Nos.  333-108725
                                                                    811-05301

      As filed with the Securities and Exchange Commission on May 2, 2011

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

      Pre-Effective Amendment No.    [_]                [_]
      Post-Effective Amendment No.   [18]               [X]

                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

      Amendment No.                 [148]               [X]

                             VARIABLE ACCOUNT I OF
              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                          (Exact Name of Registrant)

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                              (Name of Depositor)

                                405 King Street
                          Wilmington, Delaware 19801
        (Address of Depositor's Principal Executive Offices) (Zip Code)

                                (713) 831-8470
              (Depositor's Telephone Number, Including Area Code)

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                              (Name of Guarantor)
                         175 Water Street, 18th Floor
                           New York, New York 10038

                                (212) 770-7000
              (Guarantor's Telephone Number, Including Area Code)

                             Lauren W. Jones, Esq.
                       Vice President and Chief Counsel
                     American General Life Companies, LLC
                           2929 Allen Parkway, AT-30
                           Houston, Texas 77019-2191
(Name and Address of Agent for Service for Depositor, Registrant and Guarantor)

Approximate Date of Proposed Public Offering: Continuous.

     It is proposed that the filing will become effective (check appropriate box)

     [_]  immediately upon filing pursuant to paragraph (b)
     [X]  on May 2, 2011 pursuant to paragraph (b)
     [_]  60 days after filing pursuant to paragraph (a)(1)
     [_]  on (date) pursuant to paragraph (a)(1)

     If appropriate, check the following box:

     [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: (i) Units of interest in Variable Account I of American General Life Insurance Company of Delaware under variable annuity contracts and (ii) a guarantee related to insurance obligations under the variable annuity contracts.

                       GROUP IMMEDIATE VARIABLE ANNUITY
                                  Prospectus
                                  May 2, 2011

             Issued by American General Life Insurance Company of
                                   Delaware
                        Through Its Variable Account I

This prospectus describes information you should know before you purchase a Group Immediate Variable Annuity (the "Group IVA"). On page 4 you will find definitions of certain capitalized terms used in this prospectus. Please read this prospectus carefully and keep it for future reference. For information on how to contact us, please see page 9.

The Group IVA is a single premium immediate variable annuity Contract (the "Contract" or "Contracts") between you and American General Life Insurance Company of Delaware, ("AGL of Delaware"), where you agree to make one Premium Payment to AGL of Delaware and AGL of Delaware agrees to make a stream of Income (annuity) Payments at a later date. The Contract is a single premium, immediate, variable annuity offered to individuals within groups. It is immediate because we start making Income Payments within 12 months from the Contract Date.

The description of the Contract in this prospectus is fully applicable to your certificate and the word "Contract" includes any such certificate.

THE CONTRACT IS DESIGNED TO MEET LONG-TERM FINANCIAL GOALS. DUE TO CERTAIN RESTRICTIONS ON WITHDRAWALS AND SURRENDERS, THE CONTRACT IS NOT SUITABLE AS A SHORT-TERM INVESTMENT.

THE CONTRACT IS AVAILABLE AS A QUALIFIED CONTRACT, SUCH AS AN INDIVIDUAL RETIREMENT ANNUITY CONTRACT FUNDED WITH ROLLOVERS FROM TAX-QUALIFIED PLANS, AND AS A NON-QUALIFIED CONTRACT FUNDED WITH MONEY FROM ANY SOURCE.

The Contract has 23 investment options to which you can allocate your money--22 variable investment options and one fixed investment option. If your Contract is a tax-deferred non-qualified annuity that is not part of your retirement plan, those variable investment options that are invested in Mutual Funds available to the public outside of annuity Contracts, life insurance Contracts, or certain employer-sponsored retirement plans (Vanguard Public Mutual Funds), will not be available for you to allocate your money within your Contract. The fixed investment option is part of our general account and, if chosen, each of your annuity payments will generally be the same amount. If you allocate your money to the variable investment options, the periodic annuity payments will change depending on the investment performance of the funds you select. You bear the investment risk. Currently, the variable investment options are funds of:

.. Vanguard(R) Variable Insurance Fund ("Vanguard VIF Portfolios") .. Vanguard Public Mutual Funds ("Vanguard Funds")

See "Investment Options" on page 13 for a complete list of the variable investment options. You should be sure you also read the prospectuses of the Funds underlying the variable investment options that may interest you. You can request free copies of any or all of the Funds' prospectuses by contacting us as set out on page 9.

In addition, the Securities and Exchange Commission ("SEC") maintains a website at http://www.sec.gov that contains the prospectus, Statement of Additional Information ("SAI"), materials incorporated by reference, and other information that we have filed electronically with the SEC.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE CONTRACTS ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY SIMILAR AGENCY. THEY ARE NOT A DEPOSIT OR OTHER OBLIGATION OF, NOR ARE THEY GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION. AN INVESTMENT IN A VARIABLE ANNUITY IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

THE CONTRACTS ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE CONTRACTS IN ANY JURISDICTION WHERE THEY CANNOT BE LAWFULLY SOLD. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, SALES MATERIALS WE HAVE APPROVED OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

                               TABLE OF CONTENTS

DEFINITIONS..........................................................................  4
SUMMARY OF THE CONTRACT..............................................................  6
 Purpose of the Annuity Contract.....................................................  6
 Type of Contract....................................................................  6
 Purchase of the Contract............................................................  6
 The Investment Options..............................................................  6
 Expenses............................................................................  8
   Mortality and Expense Risk Charge.................................................  8
   Statutory Premium Tax Charge......................................................  9
   Other Expenses....................................................................  9
 Right to Examine....................................................................  9
 Partial Withdrawal Rights...........................................................  9
 Cancellation Rights.................................................................  9
INQUIRIES AND CONTRACT OWNER AND ANNUITANT INFORMATION...............................  9
 General.............................................................................  9
FEE TABLES........................................................................... 10
CONDENSED FINANCIAL INFORMATION...................................................... 11
INVESTMENT OPTIONS................................................................... 13
 Vanguard Funds...................................................................... 14
 Vanguard VIF Portfolios............................................................. 16
 Name Changes........................................................................ 19
 Fixed Investment Option............................................................. 19
EXPENSES............................................................................. 20
 Mortality and Expense Risk Charge................................................... 20
 Statutory Premium Taxes............................................................. 21
 Income Taxes........................................................................ 21
 Fund Expenses....................................................................... 21
 Fees and Expenses and Money Market Investment Options............................... 21
 Reduction of Certain Charges and Additional Amounts Credited........................ 22
THE CONTRACT......................................................................... 22
   General Description............................................................... 22
   Who Should Purchase a Contract.................................................... 22
   About the Contract................................................................ 23
   Purchasing a Contract............................................................. 23
   Allocation of Premium............................................................. 23
   Right to Return................................................................... 23
   Market Timing..................................................................... 24
   Restrictions Initiated By the Funds and Information Sharing Obligations........... 25
   Transfers Among Investment Options................................................ 25
   Transaction Requests in Good Order................................................ 26
   Partial Withdrawal Rights With Variable Payments For A Guaranteed Number of Years. 27
   Cancellation Rights............................................................... 29
   Additional Rights That We Have.................................................... 30
 Variations in Contract or Investment Option Terms and Conditions.................... 31
ANNUITY PAYMENTS..................................................................... 31
 Generally........................................................................... 31
 Annuity Payment Options............................................................. 32
 Option 1--Life Annuity.............................................................. 32
 Option 2--Life Annuity with a Guaranteed Number of Years............................ 32
 Option 3--Joint and Survivor Annuity................................................ 32
 Option 4--Joint and Survivor Annuity With A Guaranteed Number of Years.............. 33
 Annuity Units....................................................................... 33
 Determination of the Initial Annuity Payment........................................ 33
 Impact of Annuitant's Age on Annuity Payments....................................... 34
 Impact of Annuitant's Gender on Annuity Payments.................................... 34
 Impact of Length of Payment Periods on Annuity Payments............................. 34

 Impact of Optional Cancellation Endorsement on Annuity Payments....................................................... 34
 Determination of Subsequent Variable Annuity Payments................................................................. 35
 Assumed Investment Return............................................................................................. 35
ACCESS TO YOUR MONEY................................................................................................... 36
 Generally............................................................................................................. 36
 Deferment of Payments................................................................................................. 36
DEATH BENEFIT.......................................................................................................... 37
 Death Within Six Months of the Contract Date.......................................................................... 37
 Death Prior to Income Start Date...................................................................................... 37
 Death of Owner After the Income Start Date............................................................................ 37
 Death of Annuitant After the Income Start Date........................................................................ 38
 Designation of Beneficiary............................................................................................ 38
PERFORMANCE............................................................................................................ 38
TAXES.................................................................................................................. 39
 Introduction.......................................................................................................... 39
 Annuity Contracts In General.......................................................................................... 40
 Distributions In General.............................................................................................. 40
Withdrawals Where Income Start Date is Before Age 59 1/2--A Partial Withdrawal or Complete Surrender May Trigger a 10%
  Tax Penalty Unless an Exception Applies.............................................................................. 41
Individual Retirement Annuities........................................................................................ 41
 Rollovers............................................................................................................. 41
 Conversions........................................................................................................... 42
Tax Treatment of Distributions--Non-Qualified Contracts................................................................ 42
 General............................................................................................................... 42
 Complete Surrenders................................................................................................... 42
 Partial Withdrawal--100% Taxable...................................................................................... 42
 A Partial Withdrawal or Complete Surrender May Trigger an Additional 10% Tax Penalty Unless an Exception Applies...... 43
Non-Qualified Contracts Owned by Non-Natural Persons................................................................... 44
Section 1035 Exchanges................................................................................................. 44
Diversification and Investor Control................................................................................... 44
WITHHOLDING............................................................................................................ 44
OTHER INFORMATION...................................................................................................... 45
 American General Life Insurance Company of Delaware................................................................... 45
 Guarantee of Insurance Obligations.................................................................................... 46
 Ownership............................................................................................................. 46
 Voting Privileges..................................................................................................... 47
 Distribution of the Contract.......................................................................................... 47
 Legal Proceedings..................................................................................................... 48
FINANCIAL STATEMENTS................................................................................................... 48
REGISTRATION STATEMENTS................................................................................................ 48
APPENDIX - HYPOTHETICAL ILLUSTRATIONS OF ANNUITY PAYMENTS.............................................................. 49
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION........................................................... 58

                                  DEFINITIONS

We have defined certain terms used in this prospectus to help you understand these terms. We have defined them in this glossary.

ANNUITANT

The person you designate to receive annuity payments and whose life determines the duration of annuity payments involving life contingencies. The Annuitant is usually the owner of the Contract, but in some circumstances the owner may not be the Annuitant. In addition, certain annuity options under the Contract permit a Joint Annuitant.

ANNUITY PAYMENT OPTION

The method in which you choose to receive your stream of annuity payment(s).

ANNUITY UNIT

An accounting unit of measure used to calculate annuity payments after the Contract Date.

ASSUMED INVESTMENT RETURN

The net investment return that will cause variable annuity payments to remain level. The Assumed Investment Return is used in calculating the initial and subsequent variable annuity payments.

COMPANY

American General Life Insurance Company of Delaware, 405 King Street, Wilmington, Delaware 19801.

CONTRACT ANNIVERSARY

An anniversary of the date we issued your Contract.

CONTRACT DATE

The date your Contract is issued and becomes effective.

CONTRACT OWNER

The person (or persons) shown as the Owner under the Contract schedule. Unless otherwise noted, all references to "you" or "your" in this prospectus, refer to the Contract Owner.

CONTRACT YEAR

Each twelve-month period beginning on the Contract Date.

INCOME CHANGE DATE

The date on which the amount of your next variable annuity payment is calculated based in part on the performance of the subaccounts you have chosen, your selected Assumed Investment Return and certain other factors. The Income Change Date occurs on the same frequency as your variable annuity payments (monthly, quarterly, semi-annual or annual basis), which is specified in your Contract.

INCOME START DATE

The date on which annuity payments begin. You choose this date when you purchase the Contract. Because the Contract is an immediate annuity, rather than a deferred annuity, the Income Start Date cannot be later than 12 months after the Contract Date. (Deferred annuities generally permit you to defer the date that annuity payments begin for an indefinite period of time.)

NON-QUALIFIED CONTRACT

An annuity purchased with dollars already subject to taxation.

PREMIUM PAYMENT

Money sent to us to be invested in your Contract. Because the Contract is a single premium Contract, you are permitted to make only one Premium Payment to us. All references, in this prospectus, to "net Premium Payment" mean your Premium Payment minus taxes and one-time charges.

QUALIFIED CONTRACT

An annuity purchased with premium dollars protected from current taxation by some type of employer retirement plan, such as a 403(b), or 401(k), or by a deductible IRA.

RIGHT TO EXAMINE PERIOD

Time period immediately following the Contract Date, when you may return your Contract to the Company.

STATUTORY PREMIUM TAX

A tax charged by a state or municipality on Premium Payments.

VALUATION DATE (ALSO CALLED A "BUSINESS DAY")

Each day that the New York Stock Exchange ("NYSE") is open for trading. We compute Contract values as of the time the NYSE closes on each Valuation Date, which usually is 4:00 p.m. Eastern Time.

VALUATION PERIOD

The period between the close of business on any Valuation Date and the close of business for the next succeeding Valuation Date.

                            SUMMARY OF THE CONTRACT

The summary provides a brief overview of the significant features of the Contract. You can find additional information later in this prospectus, in the SAI, and in the Contract. This prospectus applies principally to the variable investment options and related aspects of the Contract. The fixed investment option is discussed under the heading "Fixed Investment Option."

PURPOSE OF THE ANNUITY CONTRACT

The single premium immediate variable annuity Contract described in this prospectus provides annuity payments to the Annuitant for his or her life, and, under particular options, the life of a Joint Annuitant or for a certain period of years. You may select from a number of annuity payment options. Certain options provide a guaranteed minimum number of years of annuity income. You may choose annuity payments that are fixed, variable, or a combination of fixed and variable. You may choose annuity payments on a monthly, quarterly, semi-annual, or annual basis.

The Contract is intended for people who want to receive a stream of income payments, generally for retirement but also for other long-term purposes.

TYPE OF CONTRACT

If you are eligible, you may purchase the Contract as an individual retirement annuity ("IRA") with contributions rolled-over from tax-qualified plans such as 401(k) Plans, 403(b) Plans, governmental 457 Plans, or IRAs. You may also purchase the Contract as a non-qualified retirement plan for an individual.

PURCHASE OF THE CONTRACT

The minimum amount to purchase a Contract is $20,000. We reserve the right to accept a Premium Payment below that amount or reject a Premium Payment in excess of limits we establish from time to time. In general, we will not issue a Contract to anyone who is over age 90, but reserve the right to increase or decrease that age.

THE INVESTMENT OPTIONS

When you purchase the Contract, you may allocate your Premium Payment to our Variable Account to provide a variable annuity. Our Variable Account is divided into subaccounts, 22 of which are offered under the Contract. Each of the 22 subaccounts invest exclusively in shares of a specific Vanguard Fund or Vanguard VIF Portfolio. The investment performance of each subaccount is linked to the investment performance of one of the Funds. Assets in each of the subaccounts belong to the Company, but are accounted for separately from the Company's other assets and can be used only to satisfy its obligations under the Contracts.

The Vanguard Funds are only available if your Contract has been issued on a qualified basis. The Vanguard VIF Portfolios are available for both qualified and non-qualified Contracts. You can allocate your Premium Payment to one or more subaccounts that invest exclusively in shares of the following variable investment options described in the Funds' prospectuses:

VANGUARD FUNDS (and their investment advisors)
    Managed by Vanguard's Fixed Income Group
        Vanguard Inflation-Protected Securities Fund

    Managed by Wellington Management Company, LLP
        Vanguard Dividend Growth Fund
        Vanguard GNMA Fund

Also included in Vanguard Funds are:
        Vanguard LifeStrategy(R) Conservative Growth Fund
        Vanguard LifeStrategy(R) Growth Fund
        Vanguard LifeStrategy(R) Income Fund
        Vanguard LifeStrategy(R) Moderate Growth Fund

These Funds receive advisory services indirectly, by investing in other Vanguard funds.

Beginning January 3, 2005, Vanguard Health Care Fund and Vanguard Total International Stock Index Fund are no longer offered as investment options under Contracts issued on or after January 3, 2005. The two Funds are not available for any transfers, automatic rebalancing or dollar cost averaging into either of the Funds by any Contract Owner beginning January 3, 2005. If you wish to transfer Annuity Units currently invested in either of the Funds to other available investment options in your Contract, there is no transfer fee charged for the transfer, nor will a transfer count against the free transfers which you are allowed each Contract year. Your right to transfer from the two Funds will remain unaffected. Please note, however, that other fees may be applicable to transfers from the two Funds.

VANGUARD VIF PORTFOLIOS (and their investment advisors)

    Managed by Vanguard's Fixed Income Group
        Vanguard VIF Money Market Portfolio
        Vanguard VIF Short-Term Investment-Grade Portfolio
        Vanguard VIF Total Bond Market Index Portfolio

    Managed by Barrow, Hanley, Mewhinney & Strauss, Inc.
        Vanguard VIF Diversified Value Portfolio

    Managed by Vanguard's Quantitative Equity Group
        Vanguard VIF Equity Index Portfolio
        Vanguard VIF Mid-Cap Index Portfolio
        Vanguard VIF REIT Index Portfolio

    Managed by AllianceBernstein L.P. and William Blair & Company, L.L.C.
        Vanguard VIF Growth Portfolio

    Managed by Wellington Management Company, LLP
        Vanguard VIF Balanced Portfolio
        Vanguard VIF High Yield Bond Portfolio

    Managed by Granahan Investment Management, Inc. and Vanguard's Quantitative Equity Group
        Vanguard VIF Small Company Growth Portfolio

    Managed by Wellington Management Company, LLP and Vanguard's Quantitative Equity Group
        Vanguard VIF Equity Income Portfolio

    Managed by Schroder Investment Management North America Inc., M&G Investment Management Limited, and Baillie Gifford Overseas Ltd

        Vanguard VIF International Portfolio
        Managed by PRIMECAP Management Company
        Vanguard VIF Capital Growth Portfolio

    Also included in Vanguard VIF Portfolios is:
       Vanguard VIF Total Stock Market Index Portfolio
       Vanguard VIF Total Stock Market Index Portfolio receives advisory services indirectly, by investing in other Vanguard funds and Vanguard VIF Portfolios.

Each Vanguard Fund's board of trustees and each Vanguard VIF Portfolio's board of trustees may, without prior approval from Contract Owners, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in a Vanguard Fund's or Vanguard VIF Portfolio's advisory arrangements will be communicated to Contract Owners in writing. In addition, as each Vanguard Fund's and each Vanguard VIF Portfolio's overall manager, The Vanguard Group, Inc. ("Vanguard") may provide investment advisory services to any Vanguard Fund or Vanguard VIF Portfolio, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing investment advisory agreement be revised.

ALLOCATING PART OR ALL OF YOUR PREMIUM PAYMENT TO A SUBACCOUNT MEANS YOU HAVE ELECTED, AT LEAST IN PART, A VARIABLE ANNUITY PAYMENT. THE AMOUNT OF YOUR VARIABLE ANNUITY PAYMENT WILL INCREASE OR DECREASE DEPENDING ON THE INVESTMENT PERFORMANCE OF THE SUBACCOUNTS YOU SELECTED. YOU BEAR THE INVESTMENT RISK FOR AMOUNTS ALLOCATED TO A SUBACCOUNT.

You can also allocate all or part of your Premium Payment to the general account and elect a fixed annuity payment. Under this option, the periodic amount you receive will not change once it is established. Each new allocation from the Variable Account I to the general account will establish a new periodic payment amount for that allocation.

EXPENSES

The company does not deduct a sales load from your Premium Payment, but does deduct the following charges in connection with the Contract. For additional information, see "EXPENSES" further on in this prospectus.

MORTALITY AND EXPENSE RISK CHARGE. We deduct a daily charge from the assets of each subaccount for mortality and expense risks. The maximum charge is 0.52% per annum based on each subaccount's average daily net assets.

STATUTORY PREMIUM TAX CHARGE. Certain states assess a premium tax charge for Premium Payments made under the Contract. If applicable, the premium tax will be deducted from your single Premium Payment upon its receipt by the Company. See "Statutory Premium Taxes" further on in this prospectus for more information.

OTHER EXPENSES. The management fees and other expenses of the funds are paid by the funds and are reflected in the net asset values of the funds' shares.

RIGHT TO EXAMINE

You may cancel your Contract within ten days after receiving it (or longer if your state requires). We will refund your Premium Payment, adjusted as required by your Contract. See "Right to Return" further on in this prospectus.

PARTIAL WITHDRAWAL RIGHTS

If you choose an annuity payment option with a Guaranteed Number of Years, you will have the right to make a partial withdrawal from your Contract subject to certain provisions. See "Partial Withdrawal Rights with Variable Payments for a Guaranteed Number of Years" further on in this prospectus.

CANCELLATION RIGHTS

You may choose to have the right to cancel your Contract subject to certain provisions. See "Cancellation Rights" further on in this prospectus.

            INQUIRIES AND CONTRACT OWNER AND ANNUITANT INFORMATION

If you have questions about your Contract, please telephone our Group Annuity Administration Department at 1-877-299-1724. Personal and/or account specific information may be requested to validate a caller's identity and authorization prior to the providing of any information. This information will be verified against the Contract Owner's records and all transactions performed will be verified with the Contract Owner through a written confirmation statement. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the Contract. You will receive periodic statements confirming any transactions that take place as well as other required periodic reports if you choose a variable payout option.

You may also contact us in writing at Group Annuity Administration Department, 405 King Street, 4/th/ Floor, Wilmington, Delaware 19801.

GENERAL

It is your responsibility to carefully review all documents you receive from us and immediately notify the Annuity Administration Department of any potential inaccuracies. We will follow up on all inquiries. Depending on the facts and circumstances, we may retroactively adjust your Contract, provided you notify us of your concern within 30 days of receiving the transaction confirmation, statement or other document. Any other adjustments we deem warranted are made as of the time we receive notice of the potential error. If you fail to notify the Annuity Administration Department of any potential mistakes or inaccuracies within 30 days of receiving any document, we will deem you to have ratified the transaction.

                                  FEE TABLES

The following tables describe the fees and expenses that you will pay when buying and owning the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract or transfer cash value between investment options. Statutory state premium taxes may also be deducted.

 -----------------------------------------------------------------------------
 MAXIMUM OWNER TRANSACTION EXPENSES
 -----------------------------------------------------------------------------
 CHARGE                                 AMOUNT
 -----------------------------------------------------------------------------
 Sales Load Imposed on Purchases (as a  None
 percentage of purchase payments)
 -----------------------------------------------------------------------------
 Transfer Fee                           $10 per transfer
                                        (There is no charge for the first 12
                                        transfers each Contract year;
                                        thereafter, we reserve the right to
                                        charge a fee of $10 per transfer.)
 -----------------------------------------------------------------------------
 Partial Withdrawal Transaction Charge  The lesser of 2% of the amount withdrawn or $25
 -----------------------------------------------------------------------------
 Statutory Premium Taxes -qualified     1% of Premium
 Contracts
 -----------------------------------------------------------------------------
 Statutory Premium Taxes -              3.5% of Premium
 non-qualified Contracts
 -----------------------------------------------------------------------------

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including fund fees and expenses.

 -----------------------------------------------------------------------------
 VARIABLE ACCOUNT ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE ACCOUNT
   VALUE)
 -----------------------------------------------------------------------------
 CHARGE                                                                 AMOUNT
 -----------------------------------------------------------------------------
 Maximum Mortality and Expense Risk Fees                                 0.52%
 -----------------------------------------------------------------------------
 TOTAL VARIABLE ACCOUNT ANNUAL EXPENSES                                  0.52%
 -----------------------------------------------------------------------------

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Contract. Total Annual Fund Operating Expenses vary for each Fund. The range in the table shows the minimum and maximum for the Funds as of each Fund's most recent fiscal year end. Current and future expenses for the Funds may be higher or lower than those shown.

  ----------------------------------------------------------------------------
  ANNUAL FUND FEES AND EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY VARIABLE
    ACCOUNT VALUE)
  ----------------------------------------------------------------------------
  CHARGE                                                       MAXIMUM MINIMUM
  ----------------------------------------------------------------------------
  Total Annual Fund Operating Expenses (expenses that are
    deducted from fund assets include management fees,
    distribution (12b-1) fees, and other expenses)............   0.52%   0.18%

Details concerning each Fund's specific fees and expenses are contained in the Funds' prospectuses.

                        CONDENSED FINANCIAL INFORMATION

                           ACCUMULATION UNIT VALUES

VANGUARD(R) FUNDS:                                  12/31/04 12/31/05 12/31/06 12/31/07 12/31/08 12/31/09 12/31/10
VANGUARD DIVIDEND GROWTH FUND
Accumulation Unit value at beginning of year            N/A      N/A  $ 12.68  $ 15.08  $ 16.06  $ 11.89  $ 14.40
Accumulation Unit value at end of year                  N/A  $ 12.68  $ 15.08  $ 16.06  $ 11.89  $ 14.40  $ 15.96
Number of Accumulation Units outstanding at end of      N/A    2,014    1,909    2,382   10,149    9,493   11,882
year

VANGUARD GNMA FUND
Accumulation Unit value at beginning of year        $ 10.13  $ 10.50  $ 10.79  $ 11.20  $ 11.93  $ 12.72  $ 13.32
Accumulation Unit value at end of year              $ 10.50  $ 10.79  $ 11.20  $ 11.93  $ 12.72  $ 13.32  $ 14.17
Number of Accumulation Units outstanding at end of    3,152    1,358    1,170    1,752    3,942    3,565    2,321
year

VANGUARD HEALTH CARE FUND
Accumulation Unit value at beginning of year            N/A  $ 11.90  $ 13.67  $ 15.07  $ 15.66  $ 12.70  $ 15.29
Accumulation Unit value at end of year              $ 11.90  $ 13.67  $ 15.07  $ 15.66  $ 12.70  $ 15.29  $ 16.14
Number of Accumulation Units outstanding at end of    5,698    4,777    4,234    3,727    3,240    2,775    2,333
year

VANGUARD INFLATION-PROTECTED SECURITIES FUND
Accumulation Unit value at beginning of year            N/A  $ 11.16  $ 11.39  $ 11.38  $ 12.63  $ 12.21  $ 13.46
Accumulation Unit value at end of year              $ 11.16  $ 11.39  $ 11.38  $ 12.63  $ 12.21  $ 13.46  $ 14.21
Number of Accumulation Units outstanding at end of    2,150   12,379   13,802   14,641   24,336   21,663   20,704
year

VANGUARD LIFESTRATEGY(R) CONSERVATIVE GROWTH
FUND
Accumulation Unit value at beginning of year            N/A      N/A      N/A      N/A  $ 13.77  $ 11.02  $ 12.83
Accumulation Unit value at end of year                  N/A      N/A      N/A  $ 13.77  $ 11.02  $ 12.83  $ 14.19
Number of Accumulation Units outstanding at end of      N/A      N/A      N/A   11,638   15,291   14,204   13,161
year

VANGUARD LIFESTRATEGY(R) GROWTH FUND
Accumulation Unit value at beginning of year        $ 10.90  $ 12.21  $ 12.98  $ 15.00  $ 16.03  $ 10.46  $ 13.01
Accumulation Unit value at end of year              $ 12.21  $ 12.98  $ 15.00  $ 16.03  $ 10.46  $ 13.01  $ 14.89
Number of Accumulation Units outstanding at end of    6,749    9,068   10,239   20,385   32,461   31,323   31,173
year

VANGUARD LIFESTRATEGY(R) INCOME FUND
Accumulation Unit value at beginning of year            N/A  $ 10.89  $ 11.18  $ 12.01  $ 12.75  $ 11.35  $ 12.65
Accumulation Unit value at end of year              $ 10.89  $ 11.18  $ 12.01  $ 12.75  $ 11.35  $ 12.65  $ 13.75
Number of Accumulation Units outstanding at end of   11,770   14,069   17,095   13,931   29,743   27,801   30,547
year

VANGUARD LIFESTRATEGY(R) MODERATE GROWTH FUND
Accumulation Unit value at beginning of year        $ 10.71  $ 11.78  $ 12.39  $ 13.97  $ 14.92  $ 10.91  $ 13.06
Accumulation Unit value at end of year              $ 11.78  $ 12.39  $ 13.97  $ 14.92  $ 10.91  $ 13.06  $ 14.72
Number of Accumulation Units outstanding at end of   24,811   23,059   31,779   39,773   36,819   33,999   37,796
year

VANGUARD(R) FUNDS:                               12/31/04 12/31/05 12/31/06 12/31/07 12/31/08 12/31/09 12/31/10
VANGUARD TOTAL INTERNATIONAL STOCK INDEX FUND
Accumulation Unit value at beginning of year          N/A $  13.82 $  15.89 $  20.02 $  23.01 $  12.79 $  17.40
Accumulation Unit value at end of year           $  13.82 $  15.89 $  20.02 $  23.01 $  12.79 $  17.40 $  19.24
Number of Accumulation Units outstanding at end
of year                                            19,656   17,451   15,348   13,349   11,443    9,626    7,896

VANGUARD(R) VIF PORTFOLIOS:
VANGUARD VIF BALANCED PORTFOLIO
Accumulation Unit value at beginning of year     $  10.82 $  11.98 $  12.74 $  14.57 $  15.70 $  12.09 $  14.79
Accumulation Unit value at end of year           $  11.98 $  12.74 $  14.57 $  15.70 $  12.09 $  14.79 $  16.33
Number of Accumulation Units outstanding at end
of year                                           154,249  268,437  313,608  353,982  363,040  360,886  374,205

VANGUARD VIF CAPITAL GROWTH PORTFOLIO
Accumulation Unit value at beginning of year          N/A $  12.64 $  13.54 $  15.03 $  16.82 $  11.65 $  15.57
Accumulation Unit value at end of year           $  12.64 $  13.54 $  15.03 $  16.82 $  11.65 $  15.57 $  17.51
Number of Accumulation Units outstanding at end
of year                                             5,319    8,428   11,822   31,095   32,644   28,803   28,245

VANGUARD VIF DIVERSIFIED VALUE PORTFOLIO
Accumulation Unit value at beginning of year     $  11.26 $  13.50 $  14.45 $  17.09 $  17.67 $  11.22 $  14.17
Accumulation Unit value at end of year           $  13.50 $  14.45 $  17.09 $  17.67 $  11.22 $  14.17 $  15.42
Number of Accumulation Units outstanding at end
of year                                            13,666   25,311   24,806   42,468   40,759   38,773   38,537

VANGUARD VIF EQUITY INCOME PORTFOLIO
Accumulation Unit value at beginning of year          N/A $  12.63 $  13.08 $  15.71 $  16.33 $  11.23 $  13.04
Accumulation Unit value at end of year           $  12.63 $  13.08 $  15.71 $  16.33 $  11.23 $  13.04 $  14.88
Number of Accumulation Units outstanding at end
of year                                            14,769   22,489   38,422   38,057   34,605   27,906   40,205

VANGUARD VIF EQUITY INDEX PORTFOLIO
Accumulation Unit value at beginning of year          N/A $  12.02 $  12.53 $  14.43 $  15.12 $   9.49 $  11.93
Accumulation Unit value at end of year           $  12.02 $  12.53 $  14.43 $  15.12 $   9.49 $  11.93 $  13.64
Number of Accumulation Units outstanding at end
of year                                             8,591   15,968   29,863   41,395   34,960   35,478   37,677

VANGUARD VIF GROWTH PORTFOLIO
Accumulation Unit value at beginning of year          N/A $  11.41 $  12.65 $  12.83 $  14.06 $   8.71 $  11.71
Accumulation Unit value at end of year           $  11.41 $  12.65 $  12.83 $  14.06 $   8.71 $  11.71 $  13.02
Number of Accumulation Units outstanding at end
of year                                             1,294    4,943    4,700    7,320    7,614   12,968   13,199

VANGUARD VIF HIGH YIELD BOND PORTFOLIO
Accumulation Unit value at beginning of year          N/A $  11.31 $  11.56 $  12.45 $  12.63 $   9.81 $  13.55
Accumulation Unit value at end of year           $  11.31 $  11.56 $  12.45 $  12.63 $   9.81 $  13.55 $  15.11
Number of Accumulation Units outstanding at end
of year                                             1,510    4,896   19,323   18,752   19,153   24,730   26,657

VANGUARD VIF INTERNATIONAL PORTFOLIO
Accumulation Unit value at beginning of year     $  11.23 $  13.34 $  15.43 $  19.46 $  22.73 $  12.46 $  17.69
Accumulation Unit value at end of year           $  13.34 $  15.43 $  19.46 $  22.73 $  12.46 $  17.69 $  20.37
Number of Accumulation Units outstanding at end
of year                                             5,881   20,403   68,625   90,426   88,425   91,003  105,108

VANGUARD(R) FUNDS:                               12/31/04 12/31/05 12/31/06 12/31/07 12/31/08 12/31/09 12/31/10
VANGUARD VIF MID-CAP INDEX PORTFOLIO
Accumulation Unit value at beginning of year     $ 11.06  $ 13.23  $  15.00 $  16.98 $  17.93 $  10.38 $  14.49
Accumulation Unit value at end of year           $ 13.23  $ 15.00  $  16.98 $  17.93 $  10.38 $  14.49 $  18.07
Number of Accumulation Units outstanding at end
of year                                            4,431   17,020    19,094   26,583   24,826   23,684   33,423

VANGUARD VIF MONEY MARKET PORTFOLIO
Accumulation Unit value at beginning of year     $ 10.01  $ 10.09  $  10.35 $  10.82 $  11.33 $  11.59 $  11.60
Accumulation Unit value at end of year           $ 10.09  $ 10.35  $  10.82 $  11.33 $  11.59 $  11.60 $  11.57
Number of Accumulation Units outstanding at end
of year                                              439    3,266       397  148,678   55,070   57,804   61,469

VANGUARD VIF REIT INDEX PORTFOLIO
Accumulation Unit value at beginning of year     $ 11.03  $ 14.32  $  15.93 $  21.38 $  17.74 $  11.07 $  14.23
Accumulation Unit value at end of year           $ 14.32  $ 15.93  $  21.38 $  17.74 $  11.07 $  14.23 $  18.15
Number of Accumulation Units outstanding at end
of year                                            3,950   12,188    19,538   17,478   20,606   20,304   20,941

VANGUARD VIF SHORT-TERM INVESTMENT GRADE
PORTFOLIO
Accumulation Unit value at beginning of year     $ 10.07  $ 10.22  $  10.40 $  10.86 $  11.45 $  11.00 $  12.46
Accumulation Unit value at end of year           $ 10.22  $ 10.40  $  10.86 $  11.45 $  11.00 $  12.46 $  13.04
Number of Accumulation Units outstanding at end
of year                                            4,814    6,221    13,435   17,860   24,235   21,494   19,966

VANGUARD VIF SMALL COMPANY GROWTH PORTFOLIO
Accumulation Unit value at beginning of year     $ 10.64  $ 12.20  $  12.90 $  14.15 $  14.60 $   8.79 $  12.19
Accumulation Unit value at end of year           $ 12.20  $ 12.90  $  14.15 $  14.60 $   8.79 $  12.19 $  15.98
Number of Accumulation Units outstanding at end
of year                                            3,888    5,544    12,166   15,989   14,614   17,809   17,882

VANGUARD VIF TOTAL BOND MARKET INDEX
PORTFOLIO
Accumulation Unit value at beginning of year         N/A  $ 10.51  $  10.71 $  11.11 $  11.83 $  12.38 $  13.05
Accumulation Unit value at end of year           $ 10.51  $ 10.71  $  11.11 $  11.83 $  12.38 $  13.05 $  13.83
Number of Accumulation Units outstanding at end
of year                                           19,451   33,465    38,527   56,843   72,816   64,072   88,191

VANGUARD VIF TOTAL STOCK MARKET INDEX
PORTFOLIO
Accumulation Unit value at beginning of year     $ 10.91  $ 12.22  $  12.90 $  14.83 $  15.51 $   9.68 $  12.35
Accumulation Unit value at end of year           $ 12.22  $ 12.90  $  14.83 $  15.51 $   9.68 $  12.35 $  14.39
Number of Accumulation Units outstanding at end
of year                                           55,746   85,167   148,502  164,644  192,588  178,758  182,634

                              INVESTMENT OPTIONS

VARIABLE INVESTMENT OPTIONS
VARIABLE ACCOUNT I

Our board of directors authorized the organization of the Variable Account in 1986. The Variable Account is maintained pursuant to Delaware insurance law and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). However, the SEC does not supervise the management or the investment practices of the Variable Account.

We own the assets in the Variable Account and use them to support the variable portion of your Contract and other variable annuity Contracts described in other prospectuses. The Variable Account's assets are separate from our other assets and are not chargeable with liabilities arising out of any other businesses we conduct. Income, gains or losses, whether or not realized, are credited to or charged against the subaccounts of the Variable Account without regard to income, gains or losses arising out of any of our other businesses. As a result, the investment performance of each subaccount of the Variable Account is entirely independent of the investment performance of our general account and of any other of our Variable Accounts.

The Variable Account is divided into subaccounts, each of which invests in shares of a different portfolio of a mutual fund. The Variable Account maintains subaccounts that are not available under the Contract. We may, from time to time, and in our sole discretion, add, remove or close subaccounts to transfers if marketing needs, tax or regulatory considerations or investment conditions warrant. No substitution of shares of one fund for another will be made until you have been notified and we have complied with legal requirements. If deemed to be in the best interest of persons having voting rights under the Contract, the Variable Account may be operated as a management company under the 1940 Act, may be deregistered under that Act in the event such registration is no longer required, or may be combined with one or more other Variable Accounts.

VANGUARD FUNDS

Each of the Vanguard Funds is a mutual fund registered with the SEC. As the Funds' sponsor and overall manager, Vanguard may compensate us for providing administrative services in connection with the Funds offered under the Contract. Such compensation will be paid from its assets.

You should carefully read the prospectus for each of the Vanguard Funds before investing. They contain detailed information regarding management of the Vanguard Funds, investment objectives, investment advisory fees and expenses, and other charges. The prospectuses also discuss the risks involved in investing in the Vanguard Funds. Below is a summary of the investment objective and strategies of each Fund available under the Contract. THERE IS NO ASSURANCE THAT ANY OF THESE FUNDS WILL ACHIEVE ITS STATED OBJECTIVE.

    . Vanguard LifeStrategy(R) Income Fund seeks to provide current income and some capital appreciation. The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of approximately 60% of the Fund's assets to bonds, 20% to short-term fixed income investments, and 20% to common stocks.

    . Vanguard LifeStrategy(R) Conservative Growth Fund seeks to provide current income and low to moderate capital appreciation. The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of approximately 40% of the Fund's assets to bonds, 20% to short-term fixed income investments, and 40% to common stocks.

    . Vanguard LifeStrategy(R) Moderate Growth Fund seeks to provide capital appreciation and a low to moderate level of current income. The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of approximately 60% of the Fund's assets to common stocks and 40% to bonds.

    . Vanguard LifeStrategy(R) Growth Fund seeks to provide capital appreciation and some current income. The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of approximately 80% of the Fund's assets to common stocks and 20% to bonds.

    . Vanguard Dividend Growth Fund seeks to provide, primarily, a growing stream of income over time and, secondarily, long-term capital appreciation and current income. The Fund invests primarily in stocks that tend to offer current dividends. The Fund focuses on high-quality companies that have prospects for long-term total returns as a result of their ability to grow earnings and their willingness to increase dividends over time. These stocks typically--but not always--will be undervalued relative to the market and will show potential for increasing dividends. The Fund will be diversified across industry sectors.

    . Vanguard GNMA Fund seeks to provide a moderate level of current income. The Fund invests at least 80% of its assets in Government National Mortgage Association (GNMA) pass-through certificates, which are fixed income securities representing part ownership in a pool of mortgage loans supported by the full faith and credit of the U.S. government. The balance of the Fund's assets may be invested in other types of securities, such as U.S. Treasury or other U.S. government agency securities, as well as in repurchase agreements collateralized by such securities. Securities issued by most other U.S. government agencies, other than the U.S. Treasury and GNMA, are neither guaranteed by the U.S. Treasury nor supported by the full faith and credit of the U.S. government. The Fund's dollar-weighted average maturity depends on homeowner prepayments of the underlying mortgages. Although the Fund does not observe specific maturity guidelines, the Fund's dollar-weighted average maturity will normally fall within an intermediate-term range (3 to 10 years).

    . Vanguard Inflation-Protected Securities Fund seeks to provide inflation protection and income consistent with investment in inflation-indexed securities. The Fund invests at least 80% of its assets in inflation-indexed bonds issued by the U.S. government, its agencies and instrumentalities, and corporations. The Fund may invest in bonds of any maturity; however, its dollar-weighted average maturity is expected to be in the range of 7 to 20 years. At a minimum, all bonds purchased by the Fund will be rated "investment-grade."

Each Fund is part of Vanguard, a family of 37 investment companies with more than 160 investment portfolios holding assets in excess of $1 trillion. Vanguard serves as the investment advisor to VANGUARD INFLATION-PROTECTED SECURITIES FUND. Vanguard manages the Inflation-Protected Securities Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the funds. Certain funds employ external advisors. Wellington Management Company, LLP serves as advisor to VANGUARD DIVIDEND GROWTH FUND and VANGUARD GNMA FUND. The LifeStrategy Funds do not employ an investment advisor. The LifeStrategy Funds' board of trustees decides how to allocate their assets among the underlying funds.

VANGUARD VIF PORTFOLIOS

Each of the Vanguard VIF Portfolios is a mutual fund registered with the SEC. As the funds' distributor, Vanguard may compensate us for providing administrative services in connection with the funds offered under the Contract. Such compensation will be paid from its assets.

You should carefully read the prospectus for the Vanguard VIF Portfolios before investing. It contains detailed information regarding management of the Vanguard VIF Portfolios, investment objectives, investment advisory fees and expenses, and other charges. The prospectus also discusses the risks involved in investing in the Vanguard VIF Portfolios. Below is a summary of the investment objective and strategies of each Portfolio available under the Contract. THERE IS NO ASSURANCE THAT ANY OF THESE PORTFOLIOS WILL ACHIEVE ITS STATED OBJECTIVE.

    . Vanguard VIF Money Market Portfolio seeks to provide current income while maintaining liquidity and a stable share price of $1. The Portfolio invests primarily in high-quality, short-term money market instruments, including certificates of deposit, banker's acceptances, commercial paper, and other money market securities. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by Vanguard to be of quality equivalent to securities in the two highest credit-quality categories. The Portfolio invests more than 25% of its assets in securities issued by companies in the financial services industry. The Portfolio maintains a dollar-weighted average maturity of 90 days or less.

    . Vanguard VIF Short-Term Investment-Grade Portfolio seeks to provide current income while maintaining limited price volatility. The
        Portfolio invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short-and intermediate-term investment-grade securities. High-quality fixed income securities are those rated the equivalent of A3 or better by Moody's Investor Services, Inc., or by another independent rating agency; medium-quality fixed income securities are those rated the equivalent of Baa1, Baa2, or Baa3 by Moody's or another independent rating agency. (Investment-grade fixed income securities are those rated the equivalent of Baa3 and above by Moody's.) The Portfolio is expected to maintain a dollar-weighted average maturity of 1 to 4 years.

    . Vanguard VIF Total Bond Market Index Portfolio seeks to track the performance of a broad, market-weighted bond index. The Portfolio employs a "passive management"--or indexing-- investment approach designed to track the performance of the Barclays Capital
        U.S. Aggregate Bond Index. This Index represents a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States--including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year. The Portfolio invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Portfolio's investments will be selected through the sampling process, and at least 80% of the Portfolio's assets will be invested in bonds held in the Index. The Portfolio maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years.

    . Vanguard VIF High Yield Bond Portfolio seeks to provide a high level of current income. The Portfolio invests mainly in a diversified group of high-yielding, higher-risk corporate bonds-- commonly known as "junk bonds"--with medium- and lower-range credit-quality ratings. The Portfolio invests at least 80% of its assets in corporate bonds that are rated below Baa by Moody's, have an equivalent rating by any other independent bond-rating agency; or, if unrated, are determined to be of comparable quality by the Portfolio's advisor. The Portfolio's 80% policy may be changed only upon 60 days' notice to shareholders. The Portfolio may not invest more than 20% of its assets in any of the following, taken as a whole: bonds with credit ratings lower than B or the equivalent, convertible securities, and preferred stocks and fixed and floating rate loans of medium to lower-range credit quality. The loans that the Portfolio may invest in will be rated Baa or below by Moody's; have an equivalent rating by any other independent bond-rating agency; or, if unrated, are determined to be of comparable quality by the Portfolio's advisor. The Portfolio's high-yield bonds and loans mostly have short- and intermediate-term maturities.

    . Vanguard VIF Balanced Portfolio seeks to provide long-term capital appreciation and reasonable current income. The Portfolio invests 60% to 70% of its assets in dividend-paying and, to a lesser extent, non-dividend-paying common stocks of established, medium-size and large companies. In choosing these companies, the advisor seeks those that appear to be undervalued but have prospects for improvement. These stocks are commonly referred to as value stocks. The remaining 30% to 40% of Portfolio assets are invested mainly in fixed income securities that the advisor believes will generate a reasonable level of current income. These securities include investment-grade corporate bonds, with some exposure to U.S. Treasury and government agency bonds, and mortgage-backed securities.

    . Vanguard VIF Equity Income Portfolio seeks to provide an above-average level of current income and reasonable long-term capital appreciation. The Portfolio invests mainly in common stocks of medium-size and large companies whose stocks pay above-average levels of dividend income and are considered to have the potential for capital appreciation. In addition, the advisors generally look for companies that they believe are committed to paying dividends consistently. Under normal circumstances, the Portfolio will invest at least 80% of its assets in stocks, also known as equity securities. The Portfolio's 80% policy may be changed only upon 60 days' notice to shareholders. The Portfolio uses multiple investment advisors.

    . Vanguard VIF Diversified Value Portfolio seeks to provide long-term capital appreciation and income. The Portfolio invests mainly in large- and mid-capitalization companies whose stocks are considered by the advisor to be undervalued. Undervalued stocks are generally those that are out of favor with investors and that the advisor feels are trading at prices that are below average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.

    . Vanguard VIF Total Stock Market Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of the overall stock market. The Portfolio employs a "passive management"--or indexing--investment approach designed to track the performance of the Standard & Poor's (S&P) Total Market Index by investing all, or substantially all, of its assets in two Vanguard funds, Vanguard Variable Insurance Fund-Equity Index Portfolio and Vanguard Extended Market Index Fund. The S&P Total Market

       Index consists of substantially all of the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market. Though the Portfolio seeks to track the Index, its performance typically can be expected to fall short by a small percentage representing operating costs of the underlying funds.

    . Vanguard VIF Equity Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks. The Portfolio employs a "passive management"--or indexing--investment approach designed to track the performance of the Standard & Poor's 500 Index, a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The Portfolio attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

    . Vanguard VIF Mid-Cap Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks. The Portfolio employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI(R) US Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. The Portfolio attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index.

    . Vanguard VIF Growth Portfolio seeks to provide long-term capital appreciation. The Portfolio invests mainly in large-capitalization stocks of U.S. companies considered to have above-average earnings growth potential and reasonable stock prices in comparison with expected earnings. The Portfolio uses multiple investment advisors.

    . Vanguard VIF Capital Growth Portfolio seeks to provide long-term capital appreciation. The Portfolio invests in stocks considered to have above-average earnings growth potential that is not reflected in their current market prices. The Portfolio consists predominantly of mid- and large-capitalization stocks.

    . Vanguard VIF Small Company Growth Portfolio seeks to provide long-term capital appreciation. The Portfolio invests at least 80% of its assets primarily in common stocks of smaller companies. These companies tend to be unseasoned but are considered by the Portfolio's advisors to have superior growth potential. Also, these companies often provide little or no dividend income. The Portfolio's 80% policy may be changed only upon 60 days' notice to shareholders. The Portfolio uses multiple investment advisors.

    . Vanguard VIF International Portfolio seeks to provide long-term capital appreciation. The Portfolio invests predominantly in the stocks of companies located outside the United States and is expected to diversify its assets across developed and emerging markets in Europe, the Far East, and Latin America. In selecting stocks, the Portfolio's advisors evaluate foreign markets around the world and choose companies large-, mid-, and small capitalization considered to have above-average growth potential. The Portfolio uses multiple investment advisors.

    . Vanguard VIF REIT Index Portfolio seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs. The Portfolio employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI(R) US REIT Index. The Index is composed of stocks of publicly traded equity real estate investment trusts (known as REITs). The Portfolio attempts to replicate the Index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Vanguard serves as the investment advisor to VANGUARD VIF EQUITY INDEX PORTFOLIO, VANGUARD VIF MID-CAP INDEX PORTFOLIO, VANGUARD VIF MONEY MARKET PORTFOLIO, VANGUARD VIF REIT INDEX PORTFOLIO, VANGUARD VIF SHORT-TERM INVESTMENT-GRADE PORTFOLIO, and VANGUARD VIF TOTAL BOND MARKET INDEX PORTFOLIO. VANGUARD VIF TOTAL STOCK MARKET INDEX PORTFOLIO receives advisory services indirectly, by investing in other Vanguard funds and Vanguard VIF Portfolios. Vanguard manages these funds on an at-cost basis, subject to the control of the trustees and officers of the funds. Certain funds employ external advisors. PRIMECAP Management Company serves as advisor to VANGUARD VIF CAPITAL GROWTH PORTFOLIO. AllianceBernstein, L.P. and William Blair & Company, L.L.C. serve as advisors to VANGUARD VIF GROWTH PORTFOLIO. Wellington Management Company, LLP serves as advisor to VANGUARD VIF HIGH YIELD BOND PORTFOLIO and VANGUARD VIF BALANCED PORTFOLIO. Granahan Investment Management, Inc. and Vanguard's Quantitative Equity Group serve as advisors to VANGUARD VIF SMALL COMPANY GROWTH PORTFOLIO. Schroder Investment Management North America Inc., Baillie Gifford Overseas Ltd, and M&G Investment Management Limited serve as advisors to VANGUARD VIF INTERNATIONAL PORTFOLIO. Barrow, Hanley, Mewhinney & Strauss, Inc. serves as advisor to VANGUARD VIF DIVERSIFIED VALUE PORTFOLIO. Wellington Management Company, llp and Vanguard's Quantitative Equity Group serve as advisors to VANGUARD VIF EQUITY INCOME PORTFOLIO.

NAME CHANGES

From time to time, certain Fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports, and confirmations that reflect a Fund's prior name.

FIXED INVESTMENT OPTION

Premium you allocate to the fixed investment option goes into our general account. The general account is not registered with the SEC. The general account is invested in assets permitted by state insurance law. It is made up of all of our assets other than assets attributable to our Variable Accounts. Unlike our Variable Account assets, assets in the general account are subject to claims of Contract Owners like you, as well as claims made by our other creditors.

No transfers can be made from the fixed investment option to a variable investment option, but transfers can be made from the variable investment options to the fixed investment option or to other variable investment options.

To the extent that you allocate premium or transfer amounts into the fixed investment option, we guarantee that the amount of the annuity payments you receive will be unaffected by investment performance.

                                   EXPENSES

 ------------------------------------------------------------------------------
                               A CLOSER LOOK AT
                 THE COSTS OF INVESTING IN A VARIABLE ANNUITY

 Costs are an important consideration in choosing a variable annuity. That's because you, as a Contract Owner, pay the costs of operating the underlying mutual funds, plus any transaction costs incurred when the fund buys and sells securities, as well as the costs associated with the annuity Contract itself. These combined costs can have a significant effect on the investment performance of the annuity Contract. Even seemingly small differences in mutual fund and annuity Contract expenses can, over time, have a dramatic effect on performance.
 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
                         SUMMARY OF COSTS OF INVESTING
                               IN THE CONTRACTS
 .   No sales load or sales charge
 .   No annual Contract maintenance charge
 . No current fee to exchange money among the Subaccounts (we reserve the right to charge a fee of 0.00 per transfer after the first 12 per
     Contract year)
 .   Maximum Annual Mortality and Expense Risk Charge: 0.52%
 .   Partial Withdrawal Transaction Charge: The lesser of 2% of the amount with drawn or $25
 . Fees and expenses paid by the funds ranged from 0.18% to 0.52% at the end of each fund's most recent fiscal year.
 ------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK CHARGE

As part of our calculation of the value of Annuity Units, we deduct the mortality and expense risk charge on a daily basis. The mortality and expense risk charge is equal, on an annual basis, to a percentage of the daily value of the variable portion of your Contract. We may offer different rates to different groups, based upon our assessment of the risks that are involved. Once the charge is established it will not change for the group. The maximum rate we will charge any group is 0.52%. The charge compensates us for the expenses of administering the Contract, for assuming the risk that we will have to make annuity payments for longer than we anticipate, and for assuming the risk that current charges will be insufficient in the future to cover the costs associated with the Contract. If the charges under the Contract are not sufficient, we will bear the loss. If the charges are sufficient, we will keep the balance of this charge as profit.

 ------------------------------------------------------------------------------
                               A CLOSER LOOK AT
                     THE MORTALITY AND EXPENSE RISK CHARGE

 The Company assumes mortality risk where Contract Owners elect an Annuity Payment Option under which the Company guarantees a number of payments over a life or joint lives. The Company assumes the risk of making monthly annuity payments regardless of how long all Annuitants may live.

 The Company also assumes charges for administrative expenses, which are guaranteed not to increase beyond the rates shown for the life of the Contract, but may not be enough to cover the actual costs of issuing and administering the Contract.
 ------------------------------------------------------------------------------

STATUTORY PREMIUM TAXES

We will deduct from your Premium Payment any premium tax imposed on us by the state or locality where you reside. Statutory Premium Taxes currently imposed on the Contract by various states range from 0% to 1% of premium for qualified Contracts and from 0% to 3.5% of premium for non-qualified Contracts. In addition, some local governments may also levy a premium tax. These taxes are deducted from your Premium Payment upon its receipt by the Company.

--------------------------------------------------------------------------------

                               A CLOSER LOOK AT
                             STATUTORY PREMIUM TAX

A Statutory Premium Tax is a regulatory tax some states assess on the Premium Payment made into a Contract. If the Company should have to pay any Statutory Premium Tax, it will be deducted from the Premium Payment.

As of the date of this prospectus, the following states assesses a Statutory Premium Tax.

                                    QUALIFIED NON-QUALIFIED
                     California....   0.50%        2.35%
                     Maine.........   0.00        2.00
                     Nevada........   0.00        3.50
                     South Dakota..   0.00        1.25*
                     West Virginia.   1.00        1.00
                     Wyoming.......   0.00        1.00

This Statutory Premium Tax information is being provided to the best of AGL of Delaware's knowledge. AGL of Delaware makes no representation as to the current accuracy of this information.

*The South Dakota premium tax rate is 1.25% for the first $500,000 and 0.08% for the amount over $500,000.

--------------------------------------------------------------------------------

INCOME TAXES

Although we do not currently deduct any charge for income taxes attributable to your Contract, we reserve the right to do so in the future.

FUND EXPENSES

There are deductions from and expenses paid out of the assets of the various funds. These charges are described in the prospectuses for the Vanguard Funds and the Vanguard VIF Portfolios. The maximum fund expenses are described in the fee table contained in this prospectus.

FEES AND EXPENSES AND MONEY MARKET INVESTMENT OPTIONS

During periods of low short-term interest rates, and in part due to Contract fees and expenses that are assessed as frequently as daily, the yield of the money market investment option may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund for the money market investment option are less than the Contract's fees and expenses, the money market investment option's unit value will decrease. In the case of negative yields, your Contract value in the money market investment option will lose value.

REDUCTION OF CERTAIN CHARGES AND ADDITIONAL AMOUNTS CREDITED

We may charge a mortality and expense risk charge that is lower than the maximum charge, reduce or eliminate transaction charges, or lower the minimum single premium requirement when the Contract is sold to groups of individuals under circumstances that reduce our sales, administrative, or any other expenses or mortality risks. Any variation in charges under the Contract will reflect differences in costs, services or risks, and will not be unfairly discriminatory. We will determine the eligibility of such groups by considering factors such as:

(1) the size and nature of the group;
(2) the total amount of premium we expect to receive from the group;
(3) any other circumstances which we believe to be relevant in determining whether reduced sales, administrative or any other expenses or mortality risks may be expected.

Any reduction or elimination may be withdrawn or modified by us.

                                 THE CONTRACT

GENERAL DESCRIPTION

An annuity is a Contract between you, as the owner, and a life insurance company. The Contract provides income in the form of annuity payments beginning on the Income Start Date you select, which must be within 12 months after the Contract Date. You may purchase the Contract using after-tax dollars (a non-qualified Contract), transferring assets from another IRA, or by "rolling over" assets from a qualified plan (a qualified Contract).

The Contract is called a variable annuity because you can allocate your money among variable investment options. Each subaccount of our Variable Account invests in shares of a corresponding mutual fund. Depending on market conditions, the various funds may increase or decrease in value. If you allocate money to the funds, the amount of the variable annuity payments will depend on the investment performance of the funds you select.

The Contract also has a fixed investment option that is part of our general account. Each annuity payment from the fixed portion of your Contract will generally be for the same amount and will not vary with investment performance.

WHO SHOULD PURCHASE A CONTRACT

The Contract is designed for people who want to receive a stream of income payments, generally for retirement. We call this stream of income payments "Annuity Payments."

You can purchase the Contract as a non-qualified Contract, with money generally from any source. Or, you may purchase the Contract as a qualified Contract such as an individual retirement annuity Contract funded with rollovers from tax-qualified plans.

--------------------------------------------------------------------------------

                    A FEW THINGS TO KEEP IN MIND REGARDING
                        WHO SHOULD PURCHASE A CONTRACT

Under the Contract, you will have access to your investment only through annuity payments, or certain other Contract provisions discussed in your Contract (and any applicable endorsements thereto).

The Contract should only be purchased by individuals who will not need full access to their Premium Payment on an immediate basis.

--------------------------------------------------------------------------------

ABOUT THE CONTRACT

This prospectus describes a Contract between you and the Company, the issuer of the Contract. The Contract may provide income payments for the life of one or two persons, or for a designated period, or both.

PURCHASING A CONTRACT

The minimum investment for both qualified and non-qualified Contracts is $20,000. We reserve the right to refuse your Premium Payment. In general, we will not issue a Contract to anyone who is over age 90, but we reserve the right to lower or increase this age for new Contracts.

ALLOCATION OF PREMIUM

When you purchase a Contract, you will tell us how to allocate your Premium Payment among the investment options. At the time of application, we must receive your Premium Payment before the Contract will be effective. We will issue your Contract and allocate your Premium Payment to Vanguard VIF Money Market Portfolio within two business days. If you do not give us all the necessary information we need to issue the Contract, we will contact you to obtain it. If we are unable to complete this process within five business days, we will refund your money unless you authorize us to keep it until all the necessary information is obtained.

RIGHT TO RETURN

If for any reason you are not satisfied with your Contract, you may return it to us and we will refund your Premium Payment received by us, less any applicable charges that have been deducted, adjusted by any investment experience in states where permitted. Because you have this right, we will direct the portion of your initial net Premium Payment that is to be allocated to a variable investment option, to Vanguard VIF Money Market Portfolio for the greater of 15 days or the Right to Return period for your state, starting on the date your investment performance begins. Then we will automatically allocate your investment among the available variable investment options in the ratios you have chosen. The allocation of your investment out of Vanguard VIF Money Market Portfolio into the investment options you have chosen, generally utilizes investment option prices as of the date of the allocation. However, if the allocation is scheduled to occur on a non-business day, it will be processed as of the preceding business day. As with all of the subaccounts, you bear any risk associated with investing in Vanguard VIF Money Market Portfolio during the right to return period.

To exercise your right to return your Contract, you must mail it directly to us at American General Life Insurance Company of Delaware, Attention: Group Annuity Administration Department, 405 King Street, 4/th/ Floor, Wilmington, Delaware 19801, within 10 days after you receive it.

Any portion of your initial net premium that is to be allocated to the fixed investment option will be so allocated upon receipt.

MARKET TIMING

The Contracts are not designed for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. Market timing carries risks with it, including:

         . dilution in the value of Fund shares underlying investment options of other Contract Owners;

         . interference with the efficient management of the Fund's portfolio; and

         .   increased administrative costs.

We have policies and procedures affecting your ability to make exchanges within your Contract. We use the term "exchange" to mean a transfer of your account value in one investment option (all or a portion of the value) to another investment option. We are not referring to the exchange of one variable annuity contract for another annuity contract or life insurance policy. We are required to monitor the Contracts to determine if a Contract Owner requests:

         . an exchange out of a variable investment option within two calendar weeks of an earlier exchange into that same variable investment option; or

         . an exchange into a variable investment option within two calendar weeks of an earlier exchange out of that same variable investment option; or

         . an exchange out of a variable investment option followed by an exchange into that same variable investment option, more than twice in any one calendar quarter; or

         . an exchange into a variable investment option followed by an exchange out of that same variable investment option, more than twice in any one calendar quarter.

If any of the above transactions occurs, we will suspend such Contract Owner's same day or overnight delivery transfer privileges (including website, e-mail and facsimile communications) with notice to prevent market timing efforts that could be harmful to other Contract Owners or beneficiaries. Such notice of suspension will take the form of either a letter mailed to your last known address, or a telephone call from our Administrative Center to inform you that effective immediately, your same day or overnight delivery transfer privileges have been suspended. A Contract Owner's first violation of this policy will result in the suspension of Policy transfer privileges for ninety days. A Contract Owner's subsequent violation of this policy will result in the suspension of Policy transfer privileges for six months.

In most cases, exchanges into and out of the Vanguard VIF Money Market Portfolio are not considered market timing; however, we examine all of the above transactions without regard to any exchange into or out of the Vanguard VIF Money Market Portfolio. We treat such transactions as if they are exchanges directly into and out of the same variable investment option. For instance:

(1) if a Contract Owner requests an exchange out of any variable investment option into the Vanguard VIF Money Market Portfolio, and

(2) the same Contract Owner, within two calendar weeks requests an exchange out of the Vanguard VIF Money Market Portfolio back into that same variable investment option, then

(3) the second transaction above is considered market timing.

Transfers under dollar cost averaging, automatic rebalancing or any other automatic transfer arrangements to which we have agreed are not affected by these procedures.

The procedures above will be followed in all circumstances, and we will treat all Contract Owners the same.

In addition, Contract Owners incur a $10 charge for each transfer in excess of 12 each Policy year.

RESTRICTIONS INITIATED BY THE FUNDS AND INFORMATION SHARING OBLIGATIONS

The Funds have policies and procedures restricting transfers into the Fund. For this reason or for any other reason the Fund deems necessary, a Fund may instruct us to reject a Contract Owner's transfer request. Additionally, a Fund may instruct us to restrict all purchases or transfers into the Fund by a particular Contract Owner. We will follow the Fund's instructions. The availability of transfers from any investment option offered under the Contract is unaffected by the Fund's policies and procedures.

Please read the Funds' prospectuses and supplements for information about restrictions that may be initiated by the Funds.

In order to prevent market timing, the Funds have the right to request information regarding Contract Owner transaction activity. If a Fund requests, we will provide mutually agreed upon information regarding Contract Owner transactions in the Fund.

TRANSFERS AMONG INVESTMENT OPTIONS

The initial allocation of premium among investment options to provide variable annuity payments can be changed by transfers of fund values among the investment options made by written request or by telephone. We reserve the right to charge $10 per transfer after the first 12 transfers in a Contract year. We consider your instructions to transfer from or to more than one investment option at the same time to be one transfer.

No transfers can be made from the fixed investment option to a variable investment option, but transfers can be made from the variable investment options to the fixed investment option or to other variable investment options.

The company may offer certain features, such as dollar cost averaging and/or automatic rebalancing, that provide for automatic and scheduled transfers between variable investment options. Under these features, transactions are generally priced as of the date of the transfer. However, if the scheduled date of the transfer falls on a non-business day, it will be processed as of the preceding business day. Dollar cost averaging and automatic rebalancing transfers do not count against the "free transfers" you are permitted to make each Contract year.

--------------------------------------------------------------------------------
                               A CLOSER LOOK AT
                                TRANSFERS AMONG
                          VARIABLE INVESTMENT OPTIONS

HOW TRANSFERS AMONG VARIABLE INVESTMENT OPTIONS ARE EFFECTED:

(A) The number of Annuity Units in the subaccount from which Annuity Units will be withdrawn is multiplied by the current Annuity Unit Value of that subaccount.

(B) The final value from (A) is divided by the current Annuity Unit Value of the subaccount into which the transfer is going.

(C) The result of (B) is the number of Annuity Units allocated to the new subaccount.

MINIMUM TRANSFER AMOUNT. The minimum amount that can be transferred in any one transfer is $50 per month of income. This means that however many Annuity Units would produce $50 of monthly income, calculated at the current Annuity Unit Value, is the minimum number of Annuity Units that may be transferred.

FOR EXAMPLE, let's say that you owned 500 Annuity Units in subaccount one ("s1"), valued at $2 per Annuity Unit, for a total of $1,000 in monthly income. You decide to transfer the entire amount in s1 to subaccount two ("s2"). Annuity Units in s2 are currently valued at $5 per Annuity Unit. Upon completion of the transfer, you will own 200 Annuity Units in s2 valued at $5 per Annuity Unit, for a total of $1,000 in monthly income.

--------------------------------------------------------------------------------
The transfer request must clearly state which investment options are involved and the amount of the transfer.

We will accept transfers by telephone after required authorization forms are received at our office. Neither we nor any of the fund managers will be liable for following telephone instructions we reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such instructions. We have in place procedures to provide reasonable assurance that telephone instructions are genuine.

TRANSACTION REQUESTS IN GOOD ORDER

We will accept the Contract Owner's instructions to withdraw value from the Contract or to transfer values in the Contract Owner's investment options, contingent upon the Contract Owner providing us with withdrawal or transfer requests in good order. This means that the Contract Owners' requests must be accompanied by sufficient detail to enable us to withdraw or transfer assets properly.

If we receive a transaction request and it is not in good order, the transfer will not be completed until we receive all necessary information. If we receive a withdrawal request and it is not in good order, the withdrawal will not be completed until we receive all necessary information.

We will attempt to make a Contract Owner's request in good order for up to five business days following its receipt. For instance, one of our representatives may telephone the Contract Owner to determine the intent of a request. If a Contract Owner's request is still not in good order after five business days, we will cancel the request and and notify the Contract Owner when the request is cancelled.

PARTIAL WITHDRAWAL RIGHTS WITH VARIABLE PAYMENTS FOR A GUARANTEED NUMBER OF
YEARS

If you choose an annuity payment option where you will continuously receive annuity payments for "A Guaranteed Number of Years" (referred to as the "Guaranteed Period"), then you will have the right to make one partial withdrawal per Contract Year from the present value of your remaining variable annuity payments subject to the following provisions:

..   PARTIAL WITHDRAWAL TRANSACTION CHARGE. We will assess a partial withdrawal transaction charge for each partial withdrawal. The partial withdrawal transaction charge is the lesser of 2% of the amount withdrawn or $25. This charge will be deducted from the net proceeds of the partial withdrawal.

..   DETERMINATION OF SUBSEQUENT VARIABLE ANNUITY PAYMENTS. This prospectus describes how we determine variable annuity payments subsequent to the initial annuity payment. While the number of Annuity Units for each subaccount will generally remain constant, this prospectus lists two exceptions to that rule on page 32. Another exception exists if you make a partial withdrawal, as permitted in this prospectus. A partial withdrawal involves a transfer of assets out of a subaccount. As actual assets decrease in a subaccount, the number of Annuity Units in such subaccount must also be decreased to reflect the loss of those assets.

..   ACCESS TO YOUR MONEY. You may elect a partial withdrawal of a portion of the present value of the variable annuity payments remaining in the Guaranteed Period as long as at least five (5) years of variable guaranteed periodic payments remain in your annuity after the partial withdrawal has been completed. A partial withdrawal will reduce all remaining variable annuity payments, both guaranteed and life contingent, by an equal amount and will also reduce the length of the Guaranteed Period for variable annuity payments. See the section on "Computing the Partial Withdrawal Amount" on the next page of this prospectus.

..   PARTIAL WITHDRAWAL LIMITATIONS. In determining the value available for a partial withdrawal, only the present value of the variable annuity payments will be used. No fixed Annuity Payments will be used in determining partial withdrawal values, and neither the amount of fixed annuity payments nor the length of the Guaranteed Period for such fixed annuity payments will be affected by a partial withdrawal. At any time after the Right to Examine period has ended, you may request a partial withdrawal from your Contract as long as more than five (5) years remain in the Guaranteed Period. Partial withdrawals are only available under annuity options which are either a single or joint life annuity with payments guaranteed for a minimum number of years. The Guaranteed Period can never exceed the life expectancy of the Annuitant or Joint Annuitant and cannot be less than five
    (5) years. To effect a partial withdrawal, the Contract must be in force. Only one partial withdrawal is permitted during any

       Contract Year. The minimum partial withdrawal amount is $2,500. The partial withdrawal is restricted to an amount that allows at least five
        (5) years of guaranteed period variable Annuity Payments to remain in the Contract after the withdrawal.

    . PARTIAL WITHDRAWALS REDUCE YOUR FUTURE VARIABLE ANNUITY PAYMENTS. If you make a partial withdrawal you will still receive annuity payments, but the partial withdrawal will result in a reduction in the amount of each remaining variable annuity payment as well as a decrease in the guaranteed period that will apply to such variable annuity payments. In addition, if you transfer values from one or more subaccounts which support those variable annuity payments to the fixed investment option which supports the fixed annuity payments at any time after a partial withdrawal has been taken, the Guaranteed Period related to those recently transferred values that are now supporting fixed annuity payments will remain shortened. The Guaranteed Period applicable to any pre-existing fixed annuity payments would not be affected. See "Partial Withdrawal Rights With Variable Payments For A Guaranteed Number of Years" above for the definition of the term "Guaranteed Period."

        When you request a partial withdrawal, we will take it from the subaccounts in which the annuity is then invested in the same proportion as the value invested in each subaccount on the date of the partial withdrawal. We charge a fee for each partial withdrawal, which will be deducted from the lump sum payment at the time a partial withdrawal is effected. Since the amount of annuity payments changes on the next Income Change Date, the reduction in annuity payments due to the partial withdrawal (but not the payment of the partial withdrawal amount) will be delayed until that time.

    . COMPUTING THE PARTIAL WITHDRAWAL AMOUNT. If you make a partial withdrawal, we will calculate the present value of future variable annuity payments during the guaranteed period by discounting the payments at the assumed investment return, and with consideration to any fees charged for a partial withdrawal. The future variable income payment amount we use in this calculation is determined by multiplying the Annuity Unit value next computed after we receive the withdrawal request by the current number of Annuity Units for each subaccount, and summing for all subaccounts. A partial withdrawal will reduce all future variable annuity payments by an equal amount, and the remaining length of the guaranteed period will also be reduced.

    The following four factors will determine the specific amount by which the remaining variable annuity payments will be reduced and by which the remaining length of the Guaranteed Period will be shortened:

    (1) the amount of the partial withdrawal request;

    (2) the length of time remaining in the Guaranteed Period at the time that the partial withdrawal is requested;

    (3) the age and sex of the Annuitant or Joint Annuitants; and

    (4) the Annuity Income Option chosen.

In other words, the more you withdraw will result in lower future variable annuity payments and more of a reduction in the length of time in the guaranteed period. Any fixed income payments remaining under the Contract and their guaranteed period will remain unchanged.

--------------------------------------------------------------------------------

EXAMPLE OF COMPUTING A PARTIAL WITHDRAWAL: Individual A is age 65 when he begins to receive variable annuity payments of $1,000. He receives payments in monthly installments from a Life Annuity with a Guaranteed Number of Years (20 years). In annuity payment year one, A requests the maximum partial withdrawal amount possible from his variable annuity. By taking this partial withdrawal, A's monthly variable annuity payments are reduced from $1,000 to $210 after the withdrawal, because the number of annuity units has been permanently reduced. A's guaranteed period for variable annuity payments is also reduced from 20 years to 5 years.

Any portion of your Contract that is allocated to fixed annuity income will not be changed, the monthly fixed payments will remain the same and the guaranteed period for such payments will not be reduced.

--------------------------------------------------------------------------------

TAXES. Please read the tax discussion in your prospectus for information relating to partial withdrawals from your Contract, as well as other taxable events. This information is general in nature and is not intended as tax advice. It is based on current law and interpretations, which may change. No attempt is made to consider any applicable state or other tax laws. We do not guarantee the tax status of your Contract.

CANCELLATION RIGHTS

If you elect to include the cancellation option with your Contract, you may have the right to cancel your Contract. Otherwise, the cancellation option described in this section does not apply to you. The cancellation option is available with both the variable and the fixed payouts under all annuity options. If you choose the cancellation endorsement, the amount of each annuity payment will be lower than without the cancellation option.

The Contract is designed to meet long-term financial goals and is not suitable as a short-term investment. If you are concerned that you may need to cancel the Contract within six months, you should consider selecting the Cancellation Endorsement for your Contract. However, since selecting the Cancellation Endorsement will lower your Annuity Payments, if you do not anticipate a need to cancel your Contract, you should not select the Cancellation Endorsement.

ACCESS TO YOUR MONEY/CANCELLATION OF THE CONTRACT. If you are the Annuitant, you may access your money by receiving your scheduled annuity payments. Also, you, as the Contract Owner may cancel your Contract for its cancellation value within six (6) months after the contract date if the following conditions are met:

    . At the time of Contract issue, the Annuitant has not reached the attained age of 75 and the Joint Annuitant, if any, has not reached the attained age of 80;
    .   Your Contract includes a Cancellation Endorsement;
    .   Your Contract is in force; and
    . A Voluntary Cancellation Form is received by us, in good order, no later than six (6) months after the Annuity Contract date.

If you cancel your Contract, we will pay you a lump sum amount. No residual benefit under the Contract will remain once a cancellation has been requested and paid during the six month period, which means that the annuitant(s) will receive no more payments under the Contract.

COMPUTING THE CANCELLATION VALUE. If you cancel, the amount of the lump sum benefit will be determined by calculating the actuarial present value, if any, of future variable and fixed annuity payments, to be determined as follows.

(1) The value of future variable annuity payments is calculated by applying the Assumed Investment Return factor, and the mortality rates used to initially determine annuity payments, to the future variable annuity payments which are to be paid in accordance with the Annuity Income Option in effect when cancellation is requested. The amount of future variable annuity payments used in this calculation is determined by multiplying the Annuity Unit value next computed after we receive the request by the current number of Annuity Units for each subaccount, and summing for all subaccounts.

(2) Fixed annuity payments will be determined by applying the then current annuity pricing factors, established in accordance with the Fixed Account section of the Contract, to the remaining value of fixed annuity payments which is to be paid in accordance with the Annuity Income Option in effect on the date the request is received. We use investments in the fixed income market in part to support our obligations under the Contracts. We constantly monitor the rate of return we can derive in the fixed income markets. One of these annuity pricing factors is the current interest rate for the Fixed Account, or the "annuity purchase rate." We may change the annuity purchase rate under the Contracts on account of variations in the rate of return on such investments. The current annuity purchase rates we use in calculating the benefit will be no more than three percent
    (3%) greater than or less than the interest rate used in originally calculating the stream of annuity payments at the Contract Date. For example, if the current annuity purchase rates for fixed annuity payments is seven percent (7%) then the annuity purchase rate that we will use in calculating the lump sum cancellation amount related to the fixed annuity payments portion of your Contract will be no less than four percent
    (4%) and no greater than ten percent (10%).

TAXES. Please read the discussion under "Taxes" further on in this prospectus for information relating to the cancellation of your Contract, as well as other taxable events. This information is general in nature and is not intended as tax advice. We do not guarantee the tax status of your Contract.

ADDITIONAL RIGHTS THAT WE HAVE

We have the right at any time to:

(1) transfer the entire balance in an investment option in accordance with any transfer request you make that would reduce your Annuity Unit value for that option to below $500;

(2) transfer the entire balance in proportion to any other investment options you then are using, if the Annuity Unit value in an investment option is below $500 for any other reason;

(3) end the automatic rebalancing feature if your Annuity Unit value falls below $5,000;

(4) replace the underlying Fund that any investment option uses with another fund, subject to SEC and other required regulatory approvals;

(5) add, delete or limit investment options, combine two or more investment options, or withdraw assets relating to the Contracts from one investment option and put them into another, subject to SEC and other required regulatory approvals;

(6) operate the Variable Account under the direction of a committee or discharge such a committee at any time;

(7) operate the Variable Account, or one or more investment options, in any other form the law allows, including a form that allows us to make direct investments. The Variable Account may be charged an advisory fee if its investments are made directly rather than through another investment company. In that case, we may make any legal investments we wish; or

(8) make other changes in the Contract that in our judgment are necessary or appropriate to ensure that the Contract continues to qualify for tax treatment as an annuity.

VARIATIONS IN CONTRACT OR INVESTMENT OPTION TERMS AND CONDITIONS

We have the right to make some variations in the terms and conditions of a Contract or its investment options. Any variations will be made only in accordance with uniform rules that we establish. We intend to comply with all applicable laws in making any changes and, if necessary, we will seek Contract Owner approval and SEC and other regulatory approvals. Here are some of the potential variations:

STATE LAW REQUIREMENTS. AGL of Delaware is subject to the insurance laws and regulations in every jurisdiction in which the Contracts are sold. As a result, various time periods and other terms and conditions described in this prospectus may vary depending on where you reside. These variations will be reflected in your Contract and related endorsements.

EXPENSES OR RISKS. AGL of Delaware may vary the charges and other terms within the limits of the Contract where special circumstances result in sales, administrative or other expenses, mortality risks or other risks that are different from those normally associated with the Contract.

UNDERLYING INVESTMENTS. You will be notified as required by law if there are any material changes in the underlying investments of an investment option that you are using.

                               ANNUITY PAYMENTS

GENERALLY

Beginning on the Income Start Date, the Annuitant will receive periodic annuity payments. You may choose annuity payments that are fixed, variable, or a combination of fixed and variable. You may choose annuity payments on a monthly, quarterly, semi-annual, or annual basis.

You select the Income Start Date, which must be within 12 months after the Contract Date, and can start as early as 1 month after we receive your Premium Payment. In addition, annuity payments must begin by the Annuitant's 91/st/ birthday. If a state requires that annuity payments begin prior to such date, we must comply with those requirements.

We will make annuity payments to you as the Annuitant unless, in the case of non-qualified Contracts only, you designate another person as Annuitant to receive them.

--------------------------------------------------------------------------------

                    A FEW THINGS TO KEEP IN MIND REGARDING
                               ANNUITY PAYMENTS
(1) From time to time, the Company may require proof that the Annuitant or Joint Annuitant is living.
(2) Once Annuity Payments begin, you may not select a different Annuity Payment Option.
(3) You may select an Annuity Payment Option and allocate your Premium Payment to either fixed or variable income choices, or both. You may not select more than one Annuity Payment Option.
(4) If you choose both a fixed and a variable payment option, premium that you allocate to the fixed account may not be reallocated to another subaccount.
(5) If you choose to include the Cancellation Endorsement with your Contract, the amount of each annuity payment will be lower than without the Cancellation Endorsement.
(6) If the postal or other delivery service is unable to deliver checks to the payee's address of record, or if direct deposits to a bank account are returned because the account is closed, no interest will accrue on amounts represented by uncashed Annuity Payment checks or undeliverable direct deposits. It is the payee's responsibility to keep the Company informed of their current address or active bank account location.

--------------------------------------------------------------------------------

ANNUITY PAYMENT OPTIONS

The Contract currently offers the four annuity options described below. We may make other annuity options available subject to our discretion. Please refer to your Contract specific materials for the annuity options available in your Contract. If your annuity payments would be less than $100 per payment period, we have the right to change the frequency of your payment so that the payments are at least $100.

OPTION 1--LIFE ANNUITY

Under this option, we will make annuity payments as long as the Annuitant is alive. Annuity payments stop when the Annuitant dies.

OPTION 2--LIFE ANNUITY WITH A GUARANTEED NUMBER OF YEARS

Under this option, we will make annuity payments as long as the Annuitant is alive with the additional guarantee that payments will be made for a particular number of years. If the Annuitant dies before all guaranteed payments have been made, payments will continue to the beneficiary for the remainder of the guaranteed period.

OPTION 3--JOINT AND SURVIVOR ANNUITY

Under this option, we will make annuity payments as long as either the Annuitant or Joint Annuitant is alive. Upon the death of the Annuitant, we will continue to make annuity payments so long as the Joint Annuitant is alive. However, the amount of the remaining annuity payments will be either equal to or less than the amount that was payable while the Annuitant was alive. The amount to be paid to the Joint Annuitant is determined by the Contract Owner at the time that this Option 3 is selected. Any reduction in the annuity payment amount will be achieved through a reduction in the number of Annuity Units.

OPTION 4--JOINT AND SURVIVOR ANNUITY WITH A GUARANTEED NUMBER OF YEARS

Under this option, we will make annuity payments as long as either the Annuitant or Joint Annuitant is alive with the additional guarantee that payments will be made for a minimum number of years. If both the Annuitant and the Joint Annuitant die before all guaranteed payments have been made, payments will continue to the beneficiary for the remainder of the guaranteed period. After the guaranteed period ends, we will continue to make annuity payments for the life of the Annuitant and for as long thereafter as the Joint Annuitant is alive. However, the amount of the annuity payments made to the Joint Annuitant will be either equal to or lower than the amount that was payable while the Annuitant was alive. The amount to be paid to the Joint Annuitant is determined by the Contract Owner at the time that this Option 4 is selected. Any reduction in the annuity payment amount will be achieved through a reduction in the number of Annuity Units.

--------------------------------------------------------------------------------

                      SOMETHING TO KEEP IN MIND REGARDING
                        ANNUITY PAYMENT OPTIONS 3 OR 4
Under Annuity Payment Options 3 or 4, you have the right to determine whether or not the annuity payments to be made to the Joint Annuitant, upon the Annuitant's death, will be:

(A) equal to the annuity payments the Annuitant was receiving while both the Annuitant and the Joint Annuitant were alive; or
(B) lower than the annuity payments the Annuitant was receiving while both the Annuitant and the Joint Annuitant were alive.

All things being equal, annuity payments to the Annuitant while both the Annuitant and the Joint Annuitant are alive will be higher if you choose lower payments to the Joint Annuitant.

--------------------------------------------------------------------------------

ANNUITY UNITS

Upon receiving your single Premium Payment, we calculate the number of Annuity Units associated with each annuity payment as determined by our currently used annuity rate factors. The Annuity Unit value for each fund will vary from one Valuation Period to the next based on the investment experience of the assets in the fund and the deduction of certain charges and expenses. The SAI contains an explanation of how Annuity Units are valued.

DETERMINATION OF THE INITIAL ANNUITY PAYMENT

The following factors determine the amount of the first annuity payment:

    . the portion of the premium allocated to provide variable annuity payments, the investment options and the Assumed Investment Return ("AIR") you chose and the performance of the investment options between the date we received your Premium Payment and the date of the first annuity payment;

    . the portion of the premium allocated to provide fixed annuity payments and prevailing fixed interest rates;

    .   the age and gender of the Annuitant (and Joint Annuitant, if any);

    .   the annuity option selected;

    .   the frequency of annuity payments;

    .   the deduction of applicable premium taxes; and

    .   the time period from the Contract Date to the Income Start Date.

IMPACT OF ANNUITANT'S AGE ON ANNUITY PAYMENTS

For either fixed or variable Annuity Payments involving life income, the actual ages of the Annuitant and Joint Annuitant will affect the amount of each payment. Since payments based on the lives of older Annuitants and Joint Annuitants are expected to be fewer in number, the amount of each Annuity Payment will be greater.

IMPACT OF ANNUITANT'S GENDER ON ANNUITY PAYMENTS

Congress and the legislatures of various states have from time to time considered legislation that would require annuity benefits to be the same for males and females of the same age. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of annuity Contracts in connection will an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender.

In most cases, other than those mentioned above, the amount of fixed and variable Annuity Payments involving life income will be affected by the gender of the Annuitant and Joint Annuitant. However, we reserve the right to offer Contracts to certain groups in situations which, under current law, may require gender-neutral benefits. Since payments based on the lives of male Annuitants and Joint Annuitants are expected to be fewer in number, in most states the amount of each Annuity Payment will be greater than for female Annuitants and Joint Annuitants.

IMPACT OF LENGTH OF PAYMENT PERIODS ON ANNUITY PAYMENTS

The value of all payments, both fixed and variable, will be greater for shorter guaranteed periods than for longer guaranteed periods, and greater for single-life annuities than for joint and survivor annuities, because they are expected to be made for a shorter period.

IMPACT OF OPTIONAL CANCELLATION ENDORSEMENT ON ANNUITY PAYMENTS

If you choose to include the Cancellation Endorsement with your Contract, the amount of each annuity payment will be lower than without the Cancellation Endorsement. The reduction per annuity payment will vary by Contract, based on the age of the Annuitant(s) and the Annuity Payment Option selected.

DETERMINATION OF SUBSEQUENT VARIABLE ANNUITY PAYMENTS

On each Income Change Date, we will recalculate the variable annuity payments to reflect the performance of the investment options you chose since the last Income Change Date. We determine the dollar amount of the variable annuity payment as follows. The portion of the first annuity payment funded by a particular subaccount is divided by the Annuity Unit value for that subaccount as of the Contract Date. This establishes the number of Annuity Units provided by each subaccount for each subsequent variable annuity payment.

The number of Annuity Units for each subaccount will generally remain constant, subject to the following exceptions:

..    If value is transferred from one investment option to another. See the example under "A Closer Look At Transfers Among Variable Investment Options" in this prospectus.

..    Upon the death of the primary Annuitant after the guaranteed period ends if the Contract Owner selects a joint and survivor annuity option (either Annuity Option 4 or Annuity Option 3) with a lower percentage of payments elected for the Joint Annuitant. Any reduction in the annuity payment amount will be achieved through a reduction in the number of Annuity Units.

The number of Annuity Units for each subaccount is multiplied by the Annuity Unit value for that subaccount for the Valuation Date for which the payment is being calculated. The sum of these figures for all the subaccounts in which you invest establishes the dollar amount of the variable annuity payment.

On the Income Start Date and each Income Change Date thereafter, we will calculate the amount of money necessary to make expected payments until the next Income Change Date. We will transfer that amount to our general account.

The variable annuity payments will remain level until the next Income Change Date. Subsequent variable annuity payments may be more or less than the previously calculated variable annuity payments depending on whether the net investment performance of the selected investment options is greater than or less than the AIR.

ASSUMED INVESTMENT RETURN

The amount of the annuity payments provided by the portion of the Premium Payment allocated to provide variable income depends on the assumption made about future investment performance after the deduction of the mortality and expense risk charge and the fund expenses. This assumption is called the AIR. The AIR not only determines the initial level of income, but also how future investment performance affects annuity payments. Generally, the AIR used is 5%, but on occasion another AIR, for example 3.5%, may be offered.

A higher AIR will result in a larger initial payment, but future increases in the annuity payment will be smaller than with a lower AIR. If net performance for a year (that is, after deducting all charges) is exactly equal to the AIR, the level of the variable annuity payment will not change. If net performance is less than the AIR, annuity payments will decrease. If net performance is more than the AIR, annuity payments will increase. For example, payments based on a 5% AIR would mean a higher initial payment, but payments would increase more slowly in a rising market and decline more rapidly in a falling market. Payments based on a 3.5% AIR would mean a lower initial payment, but payments would increase more rapidly in a rising market and decline more slowly in a falling market.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                       ASSUMED INVESTMENT RETURN OR AIR

    . If you allocate a portion of your premium to variable annuity income then you invest this premium into the annuity investment options available and select an AIR. Currently, we offer an AIR of 5% or an AIR of 3.5%. In the future we may make additional AIRs available.

    . We use the AIR to help us calculate your current and future variable annuity benefits. In order to calculate the benefit amounts we need a rate of return for the annuity investment options you selected. Since we cannot know what the performance of the investment options will be in the future, we make an assumption, and this assumption is called the AIR.

    . For future variable annuity benefits, the AIR represents the total return after expenses of the investment options needed to keep your payments from increasing or decreasing. If the rate of return after expenses earned by your annuity investment options is higher than the AIR, then your benefit payment will increase. Similarly, if the rate of return after expenses earned by your annuity investment options is less than the AIR, then your benefit payment will decrease.

SELECTING AN AIR PROS AND CONS

    . If more than one AIR is offered you will need to decide between a higher or lower AIR, for example, 3.5% and 5%.

    . With a 5% AIR you will receive a higher initial benefit amount than with a 3.5% AIR. However, benefits based on a 5% AIR will increase more slowly in a rising market and decline more rapidly in a falling market than benefits based on a 3.5% AIR.

    . With a 3.5% AIR, you will receive a lower initial benefit amount than with a 5% AIR. However, benefits based on a 3.5% AIR will increase more quickly in a rising market and decline more slowly in a falling market than benefits based on a 5% AIR.
--------------------------------------------------------------------------------

                             ACCESS TO YOUR MONEY

GENERALLY

Depending on the annuity option you select and whether you are the Annuitant, you may receive annuity payments according to the annuity option you select. Under certain annuity options, surrender or partial withdrawals are permitted.

DEFERMENT OF PAYMENTS

We may delay making fixed payments from your Contract for up to 12 months subject to state law. We will credit interest to you during that period.

We may suspend or postpone making variable payments from your Contract or processing transfer requests for an undetermined period of time when:

    .   the NYSE is closed other than weekend and holiday closings;

    .   trading on the NYSE is restricted;
    . an emergency exists, as determined by a regulatory authority, such that disposal of or determination of the value of shares of the funds is not reasonably practicable;
    .   the SEC by order so permits for the protection of investors.

                                 DEATH BENEFIT

DEATH WITHIN SIX MONTHS OF THE CONTRACT DATE

In the event that the Annuitant and Joint Annuitant, if any, die within six
(6) months of the Contract Date, and your Contract includes a Cancellation Endorsement, we may pay a lump sum death benefit to the Contract Owner, if living, or if not, to the Beneficiary, if the following conditions are met.

..   At the time of Contract issue, the Annuitant has not reached the attained age of 75 and the Joint Annuitant, if any, has not reached the attained age of 80; and

..   Your Contract includes a Cancellation Endorsement.

Note: If you choose the Cancellation Endorsement, the amount of each annuity payment will be lower than without the cancellation option.

The amount of the lump sum death benefit will be determined by:

..   Calculating the actuarial present value of future variable annuity payments as described under Computing the Cancellation Value earlier in this prospectus; and

..   Adding to that, the amount of premium allocated to pay fixed annuity payments, if any, minus any fixed annuity payments already made.

No residual benefit under the Contract will remain once a cancellation or a death benefit has been requested and paid during this six-month period.

If you do not elect the Cancellation Endorsement, we shall pay the annuity payments, if any, according to the annuity payment option you selected.

DEATH PRIOR TO INCOME START DATE

Subject to the above provision, if no Annuitant or Joint Annuitant is alive on the Income Start Date, the Contract will be canceled and we will pay you a refund equal to your Premium Payment adjusted for any investment performance and any accumulated interest.

DEATH OF OWNER AFTER THE INCOME START DATE

If you are not the Annuitant, and if your death occurs on or after the Income Start Date, no death benefit will be payable under the Contract. Payments will continue to be paid to the Annuitant pursuant to the annuity option in force at the date of your death.

DEATH OF ANNUITANT AFTER THE INCOME START DATE

If an Annuitant dies after the Income Start Date, the remaining payments, if any, will be as specified in the annuity option in effect when the Annuitant died. We will require proof of the Annuitant's death. The remaining benefit, if any, will be paid to the beneficiary according to the annuity option in effect at the Annuitant's death. If no beneficiary survives the Annuitant we will pay any remaining benefit to the Annuitant's estate.

--------------------------------------------------------------------------------
                                 A WORD ABOUT
                               JOINT ANNUITANTS

The Contract permits you as Contract Owner to name a Joint Annuitant. However, choosing a Joint Annuitant will only impact your Contract if you have also designated the Joint Annuitant as a controlling life and chosen one of the following two Joint and Survivor Annuity Options.

..   Annuity Payment Option 3 - Joint and Survivor Annuity; or
..   Annuity Payment Option 4 - Joint and Survivor Annuity With A Guaranteed
    Number of Years.

If you have chosen one of the single life Annuity Options listed below, your naming of a Joint Annuitant under the Contract will have no effect on the benefits due under the Contract.

..   Annuity Payment Option 1 - Life Annuity; or
..   Annuity Payment Option 2 - Life Annuity With A Guaranteed Number of Years.

See "Annuity Payment Options" in this prospectus.

--------------------------------------------------------------------------------

DESIGNATION OF BENEFICIARY

The Contract Owner may select one or more Beneficiaries for the Annuitant and name them on the Client Information Form if the Annuity Payment Option selected provides for a beneficiary. Thereafter, while the Annuitant or Joint Annuitant is living, the Annuitant may change the Beneficiary by written notice. The change will take effect as of the date the Annuitant signs the notice, but it will not affect any payment made or any other action taken before the Company acknowledges the notice. The Contract Owner may make the designation of Beneficiary irrevocable. Changes in the Beneficiary may then be made only with the consent of the designated irrevocable Beneficiary. The Annuitant may also make the designation of Beneficiary irrevocable by sending written notice to the Company and obtaining approval from the Company.

                                  PERFORMANCE

Occasionally, we may advertise certain performance information concerning one or more of the subaccounts, including average annual total return and yield information. A subaccount's performance information is based on its past performance only and is not intended as an indication of future performance.

Average annual total return is based on the overall dollar or percentage change in value of a hypothetical investment. When we advertise the average annual total return of a subaccount, it reflects changes in the fund share price, the automatic reinvestment by the subaccount of all distributions, and the deduction of Contract charges. Average annual total return is the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period.

When we advertise the yield of a subaccount, we will calculate it based upon a given thirty-day period. The yield is determined by dividing the net investment income earned by the subaccount during the period by the value of the subaccount on the last day of the period.

When we advertise the performance of the money market subaccount, we may advertise the yield or the effective yield in addition to the average annual total return. The yield of the money market subaccount refers to the income generated by an investment in that subaccount over a seven-day period. The income is then annualized (i.e., the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment). The effective yield is calculated similarly but when annualized the income earned by an investment in the money market subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment during a 52-week period.

Average annual total return at the Variable Account level is lower than at the underlying fund level because it is reduced by the mortality and expense risk charge. Similarly, yield and effective yield at the Variable Account level are lower than at the fund level because they are reduced by the mortality and expense risk charge.

Performance information for a subaccount may be compared in reports and advertising to:

(1) the MSCI Mid Cap 450 Index, the Standard & Poor's 500 Stock Index, MSCI U.S. Broad Index, Dow Jones Industrial Average, Donoghue Money Market Institutional Averages, indices measuring corporate bond and government security prices as prepared by Barclays Capital and Salomon Brothers, or other indices measuring performance of a pertinent group of securities so that investors may compare a fund's results with those of a group of securities widely regarded by investors as representative of the securities markets in general;

(2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services (a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets), or tracked by other ratings services, companies, publications, or persons who rank separate accounts or other investment products on overall performance or other criteria;

(3) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract; and

(4) indices or averages of alternative financial products available to prospective investors, including the Bank Rate Monitor which monitors average returns of various bank instruments.

                                     TAXES

INTRODUCTION

The following discussion of federal income tax treatment is general in nature and is not intended as tax advice. You should consult with a competent tax advisor to determine the specific federal tax treatment of your Contract based on your individual factual situation. Not all of the information we have included may be applicable to your Contract (for example, information relating to partial withdrawals and surrenders). This discussion is based on current law and interpretations, which may change. For a discussion of federal income taxes as they relate to the funds, please see the fund prospectuses. No attempt is made to consider any applicable state or other tax laws. We do not guarantee the tax status of your Contract.

ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code (the "Code") provides special rules regarding the tax treatment of annuity Contracts. Generally, you will not be taxed on the earnings in an annuity Contract until you take the money out. Different rules apply depending on how you take the money out and whether your Contract is qualified or non-qualified as explained below.

  ---------------------------------------------------------------------------

                        TAX TREATMENT OF DISTRIBUTIONS
                             QUALIFIED CONTRACTS

  If you purchase your Contract under a tax-favored retirement plan or account, your Contract is referred to as a qualified Contract. Examples of qualified plans or accounts are:

  .   Individual Retirement Annuities ("IRAs");

  . Tax Deferred Annuities (governed by Code Section 403(b) and referred to as "403(b) Plans");

  .   Keogh Plans; and

  . Employer-sponsored pension and profit sharing arrangements such as 401(k) plans.

  ---------------------------------------------------------------------------

DISTRIBUTIONS IN GENERAL

Generally, you have not paid any taxes on the premium used to buy a qualified Contract or on any earnings. Therefore, any amount you take out as annuity payments, as a withdrawal, or upon surrender will be taxable income. In addition, a 10% tax penalty may apply to the taxable income.

This additional 10% tax does not apply:

..    in general, where the payment is a part of a series of substantially equal periodic payments (not less frequently than annually) made for the life
     (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and a designated joint annuitant;
..    where the taxpayer is age 59 1/2 or older;
..    where payment is made on account of death;
..    where the payment is made on account of the taxpayer's disability;
..    where the payment is made to pay certain medical expenses, certain health insurance premiums, certain higher education expenses or qualified first home purchases;
..    in some cases, upon separation from service on or after age 55; or
..    certain other limited circumstances.

WITHDRAWALS WHERE INCOME START DATE IS BEFORE AGE 59 1/2--A PARTIAL WITHDRAWAL OR COMPLETE SURRENDER MAY TRIGGER A 10% TAX PENALTY UNLESS AN EXCEPTION APPLIES

If the Income Start Date is before age 59 1/2 and you relied on the exception for substantially equal payments to avoid the 10% penalty, you should be aware that a partial withdrawal from or full surrender of the Contract after the Income Start Date but before the later of the taxpayer's reaching age 59 1/2 or 5 years after the Income Start Date would be treated as changing the substantially equal payments. In that event, payments excepted from the 10% penalty tax by reason of the exception for substantially equal payments would be subject to recapture. The recaptured tax is imposed in the year of the withdrawal or surrender (or other modification) and is equal to the tax that would have been imposed had the exception not applied. Interest is also due for the period between when the tax would have been imposed and when the tax is recaptured. The possible application of this recapture tax should be considered before making a partial withdrawal from or full surrender of the Contract. You should also contact your tax advisor before taking partial withdrawals or surrenders.

  ---------------------------------------------------------------------------

  EXAMPLE: Individual A is age 57 1/2 when he begins to receive annual annuity payments of $10,000 from a traditional IRA. Since this is a qualified Contract with no tax basis, each payment of $10,000 is subject to tax. He receives payments in 2000, 2001 and 2002 when he is 57 1/2, 58 1/2 and 59 1/2, respectively. The amounts are not subject to the 10% penalty tax because the payments are substantially equal payments. In 2003, when A is age 60 1/2, he takes a partial withdrawal. In 2003, A must pay the 10% penalty tax on the annuity payments received in 2000 and 2001, and interest thereon. Therefore, A would owe the IRS a recapture tax of $2,000 (10% of 10,000 each year for 2years) plus interest.

  ---------------------------------------------------------------------------

INDIVIDUAL RETIREMENT ANNUITIES ("IRA")

Code Sections 408 and 408A permit eligible individuals to contribute to a traditional IRA or to a Roth IRA. By attachment of an endorsement that reflects the requirements of Code Section 408(b), the Contracts may be issued as a traditional IRA. By attachment of a different endorsement that reflects the requirements of Code Section 408A, the contracts may be issued as a Roth IRA.

Contracts issued in connection with an IRA are subject to limitations on eligibility, maximum contributions, and time of distribution. Most IRAs cannot accept additional contributions after the owner reaches 70 1/2, and must also begin required distributions at that age-these rules do not apply to a Roth IRA. Distributions from certain retirement plans qualifying for federal tax advantages may be rolled over into a traditional IRA. In addition, distributions from a traditional IRA may be rolled over to another IRA or qualified plan, or converted into a Roth IRA, provided certain conditions are met. Purchases of the Contract for use with IRAs are subject to special requirements, including the requirement that informational disclosure be given to each person desiring to establish an IRA. That person must be given the opportunity to affirm or reverse a decision to purchase the Contract.

ROLLOVERS

Distributions from Code Section 401 qualified plans or 403(b) Plans (other than non-taxable distributions representing a return of capital, distributions meeting the minimum distribution requirement, distributions for the life or life expectancy of the recipient(s) or distributions that are made over a period of more than 10 years) are eligible for tax-free rollover within 60 days of the date of distribution, but are also subject to federal income tax withholding at a 20% rate unless paid directly to another qualified plan, 403(b) Plan, traditional IRA or in certain circumstances a Roth IRA. A prospective owner considering use of the Contract in this manner should consult a competent tax advisor with regard to the suitability of the Contract for this purpose and for information concerning the tax law provisions applicable to qualified plans, 403(b) Plans, and traditional or Roth IRAs. Rollovers may also occur between one Roth IRA and another Roth IRA.

Beginning in 2006, employers are permitted to offer a separate Roth account as part of their 401(k) or 403(b) employer pension plan, and employees may designate a portion of their plan contributions for deposit to a Roth account. Under Code Section 402A, distributions from such Roth 401(k) or Roth 403(b) accounts can be directly or indirectly rolled into a Roth IRA. Such rollovers are not subject to tax or penalty and are exempt from both the annual contribution and the conversion limitations.

CONVERSIONS

In years prior to 2010, if you had modified adjusted gross income of $100,000 or less for the tax year, not including the conversion, you could convert previously untaxed funds from a traditional IRA to a Roth IRA. Beginning January 1, 2010, the income limitation requirement is no longer in effect. The funds removed from the traditional IRA are taxable in the year of the conversion, but no penalty tax applies. If you had established any Roth IRA at least 5 years prior to taking a Roth withdrawal, or have had a conversion IRA for at least 5 years, distributions are tax free as long as you have the attained age of 59 1/2, your distributions are made on account of disability or death, or you withdraw up to $10,000 in conjunction with a first-time home purchase.

            TAX TREATMENT OF DISTRIBUTIONS--NON-QUALIFIED CONTRACTS

GENERAL

For annuity payments, generally a portion of each payment will be considered a return of your Premium Payment and will not be taxed. The remaining portion of each payment is taxed at ordinary income rates. The nontaxable portion of variable annuity payments is generally determined by a formula that establishes a specific dollar amount of each payment that is not taxed.

After the full amount of your Premium Payment has been recovered tax-free, the full amount of subsequent annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your purchase payment has been recovered, a tax deduction is allowed for the unrecovered amount.

COMPLETE SURRENDERS

For payments made upon complete surrender of the annuity Contract, the taxable portion is the amount received in excess of the remaining investment in the Contract.

PARTIAL WITHDRAWAL--100% TAXABLE

As a general rule, partial withdrawals will be 100% taxable and will not reduce investment in the Contract.

A PARTIAL WITHDRAWAL OR COMPLETE SURRENDER MAY TRIGGER AN ADDITIONAL 10% TAX PENALTY UNLESS AN EXCEPTION APPLIES

If a taxable distribution is made under the Contract, an additional tax of 10% of the amount of the taxable distribution may apply.

This additional tax does not apply where:

..    the payment is made under an immediate annuity Contract, defined for these purposes as an annuity (1) purchased with a single premium, (2) the annuity starting date of which commences within one year from the date of the purchase of the annuity, and (3) which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period;

..    the payment is a part of a series of substantially equal periodic payments
     (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and a designated joint annuitant;

..    the taxpayer is age 59 1/2 or older;

..    the payment is made on account of the taxpayer's disability;

..    the payment is made on account of death;

..    or in certain other circumstances.

..

You should be aware that a partial withdrawal or full surrender of the Contract after the Income Start Date but before the later of the taxpayer's reaching age 59 1/2 or 5 years after the Income Start Date would be treated as changing substantially equal payments. In that event, payments excepted from the 10% penalty tax because they were considered part of substantially equal payments would be subject to recapture. The recaptured tax is imposed in the year of the withdrawal or surrender (or other modification) and is equal to the tax that would have been imposed (plus interest) had the exception not applied. The possible application of this recapture tax should be considered before making a partial withdrawal or full surrender of the Contract. You should also seek the advice of your tax advisor.

  ---------------------------------------------------------------------------
  EXAMPLE: Individual A is age 57 1/2 when he begins to receive annual annuity payments of $10,000. Of each annuity payment, $3,000 is subject to tax. He receives payments in 2000, 2001 and 2002 when he is 57 1/2, 58 1/2 and 59 1/2 respectively. The amounts are not subject to the 10% penalty tax because the payments are substantially equal payments. In 2003, when A is age 60 1/2, he takes a partial withdrawal. In 2003, A must pay the 10% penalty tax on the annuity payments received in 2000 and 2001, and interest thereon. Therefore, A would owe the IRS a recapture tax of $600 (10% of 3,000 each year for 2 years) plus interest.
  ---------------------------------------------------------------------------

             NON-QUALIFIED CONTRACTS OWNED BY NON-NATURAL PERSONS

As a general rule, non-qualified annuity Contracts held by a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity Contracts for federal tax purposes. This rule does not apply where the non-natural person is only the nominal owner, such as a trust or other entity acting as an agent for a natural person. There is also an exception to this general rule for immediate annuity Contracts as defined in the prior section. Corporations, trusts and other similar entities, other than natural persons, seeking to take advantage of this exception for immediate annuity Contracts should consult with a tax advisor.

                            SECTION 1035 EXCHANGES

Code Section 1035 generally provides that no gain or loss shall be recognized on the exchange of an annuity Contract for another annuity Contract unless money or other property is distributed as part of the exchange. Special rules and procedures apply to Section 1035 transactions. Prospective owners wishing to take advantage of Section 1035 of the Code should consult their tax advisors.

                     DIVERSIFICATION AND INVESTOR CONTROL

The Code imposes certain diversification requirements on the underlying investments for a variable annuity to be treated as a variable annuity for tax purposes. We believe that the funds are being managed so as to comply with these requirements.

There is limited guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, would be considered the owner of the shares of the funds. If any guidance on this point is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean you, as the owner of the Contract, could be treated as the owner of assets in the funds. We reserve the right to make changes to the Contract we think necessary to see that it qualifies as a variable annuity Contract for tax purposes.

                                  WITHHOLDING

We are required to withhold federal income taxes on annuity payments, partial withdrawals, and complete surrenders that include taxable income unless the payee elects not to have any withholding or in certain other circumstances. If you do not provide a social security number or other taxpayer identification number on the appropriate forms, you will not be permitted to elect out of withholding. Special withholding rules apply to payments made to non-resident aliens.

For complete surrenders or partial withdrawals, we are required to withhold 10% of the taxable portion of any withdrawal or lump sum distribution unless you elect out of withholding. For annuity payments, we will withhold on the taxable portion of annuity payments based on a withholding certificate you file with us. If you do not file a certificate, you will be treated, for purposes of determining your withholding rates, as a married person with three exemptions.

You are liable for payment of federal income taxes on the taxable portion of any withdrawal, distribution, or annuity payment. You may be subject to penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

                               OTHER INFORMATION

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE

American General Life Insurance Company of Delaware ("AGL of Delaware") is a stock life insurance company initially organized under the laws of Pennsylvania and reorganized under the laws of Delaware. AGL of Delaware's home office address is 405 King Street, 4/th/ Floor, Wilmington, Delaware 19801. AGL of Delaware was incorporated in 1962. AGL of Delaware is a wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

AIG is a leading international insurance organization with operations in more than 130 countries and jurisdictions. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange, as well as the stock exchanges in Ireland and Tokyo.

AGL of Delaware is regulated for the benefit of Contract Owners by the insurance regulator in its state of domicile and also by all state insurance departments where it is licensed to conduct business. AGL of Delaware is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to Contract Owners. Insurance regulations also require AGL of Delaware to maintain additional surplus to protect against a financial impairment; the amount of which surplus is based on the risks inherent in AGL of Delaware's operations.

American General Life Companies, www.americangeneral.com, is the marketing name for a group of affiliated domestic life insurers, including AGL of Delaware.

Effective in the state of Delaware on December 8, 2009, AGL of Delaware changed its name from AIG Life Insurance Company to American General Life Insurance Company of Delaware. Prior to this name change, the Policies were issued under the name AIG Life Insurance Company.

On September 22, 2008, American International Group, Inc. ("AIG") entered into a revolving credit facility ("FRBNY Credit Facility") with the Federal Reserve Bank of New York ("NY Fed"). In connection with the FRBNY Credit Facility, on March 4, 2009, AIG issued its Series C Perpetual, Convertible, Participating Preferred Stock (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"). The Series C shares were entitled to approximately 77.8% of the voting power of AIG's outstanding stock.

On January 14, 2011, AIG completed a series of previously announced integrated transactions (the "Recapitalization") to recapitalize AIG. In the Recapitalization, AIG repaid the Federal Reserve Bank of New York ("NY Fed") approximately $21 billion in cash, representing all amounts owing under the FRBNY Credit Facility and the facility was terminated. Also as part of the Recapitalization, (i) the Series C Preferred Stock was exchanged for shares of AIG Common Stock and subsequently transferred to the U.S. Department of the Treasury (the "Treasury Department") and the Trust, which had previously held all shares of the Series C Preferred Stock, was terminated, (ii) AIG's Series E Preferred Shares and Series F Preferred Shares were exchanged for shares of AIG Common Stock and a new Series G Preferred Shares (which functions as a
$2 billion commitment to provide funding that AIG will have the discretion and option to use). As a result of the Recapitalization, the Treasury Department is a majority shareholder of AIG Common Stock. These transactions do not alter AGL of

Delaware's obligations to you. It is expected that over time the Treasury Department will sell its shares of the AIG Common Stock on the open market.

More information about AIG may be found in the regulatory filings AIG files from time to time with the U.S. Securities and Exchange Commission at www.sec.gov.

We may occasionally publish in advertisements, sales literature and reports the ratings and other information assigned to the company by one or more independent rating organizations such as A.M. Best Company, Moody's, and Standard & Poor's. The purpose of the ratings is to reflect the rating organization's opinion of our financial strength and our ability to meet our contractual obligations to Contract Owners and should not be considered as bearing on the investment performance of assets held in the Variable Account.

The ratings are not recommendations to purchase our life insurance or annuity products or to hold or sell these products, and the ratings do not comment on the suitability of such products for a particular investor. There can be no assurance that any rating will remain in effect for any given period of time or that any rating will not be lowered or withdrawn entirely by a rating organization if, in such organization's judgment, future circumstances so warrant. The ratings do not reflect the investment performance of the Variable Account or the degree of risk associated with an investment in the variable account.

GUARANTEE OF INSURANCE OBLIGATIONS

Insurance obligations under all Contracts with a date of issue prior to December 29, 2006 at 4:00 p.m. Eastern Time are guaranteed (the "Guarantee") by National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union"), an affiliate of AGL of Delaware. Insurance obligations include, without limitation, payout options with lifetime guarantees, death benefits and Contract values invested in the fixed investment option. The Guarantee does not guarantee Contract value or the investment performance of the variable investment options available under the Contracts. The Guarantee provides that Contract owners can enforce the Guarantee directly.

As of December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the Guarantee was terminated for prospectively issued Contracts. The Guarantee will not cover any Contracts with a date of issue later than the Point of Termination. The Guarantee will continue to cover Contracts with a date of issue earlier than the Point of Termination until all insurance obligations under such Contracts are satisfied in full.

National Union is a stock property-casualty insurance company incorporated under the laws of the Commonwealth of Pennsylvania on February 14, 1901. National Union's principal executive office is located at 175 Water Street, 18th Floor, New York, New York 10038. National Union is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. National Union is an indirect wholly owned subsidiary of American International Group, Inc. and an affiliate of AGL of Delaware.

OWNERSHIP

This prospectus describes a group single premium immediate variable annuity Contract. A group Contract is issued to a Contract holder for the benefit of the participants in the group. If you are a participant in the group you will receive a certificate evidencing your ownership. You, as the owner of a certificate, are entitled to all the rights and privileges of ownership. As used in this prospectus, the term Contract is equally applicable to a certificate.

VOTING PRIVILEGES

We are the legal owner of the Funds' shares held in the variable account. However, you may be asked to instruct us how to vote the Fund shares held in the various Funds that are attributable to your Contract at meetings of shareholders of the Funds. The number of votes for which you may give directions will be determined as of the record date for the meeting. The number of votes that you may direct related to a particular Fund is equal to (a) the corresponding value invested in that Fund divided by (b) the net asset value of one share of that fund. Fractional votes will be recognized.

We will vote all shares of each Fund that we hold of record, including any shares we own on our own behalf, in the same proportions as those shares for which we have received instructions from owners participating in that Fund through the variable account. Even if Contract Owners participating in that Fund choose not to provide voting instructions, we will vote the Fund's shares in the same proportions as the voting instructions which we actually receive. As a result, the instructions of a small number of Contract Owners could determine the outcome of matters subject to shareholder vote.

If you are asked to give us voting instructions, we will send you the proxy material and a form for providing such instructions. Should we determine that we are no longer required to send the owner such materials, we will vote the shares as we determine in our sole discretion.

The voting rights relate only to amounts invested in the variable account. There are no voting rights with respect to Funds allocated to the fixed investment option.

We believe that these voting instruction procedures comply with current federal securities laws and their interpretations. We reserve the right to change these procedures with any changes in the law.

DISTRIBUTION OF THE CONTRACT

American General Equity Services Corporation ("AGESC") is the distributor and principal underwriter of the Contracts. AGESC (formerly known as Franklin Financial Services Corporation) is located at 2727-A Allen Parkway 2-G7, Houston, Texas 77019. AGESC is a Delaware corporation and an affiliate of AGL of Delaware (AGESC is an indirect wholly-owned subsidiary of American International Group, Inc.). AGESC also acts as principal underwriter for AGL of Delaware's other separate accounts and for the separate accounts of certain AGL of Delaware affiliates. AGESC is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the Financial Industry Regulatory Authority ("FINRA"). AGESC, as the principal underwriter and distributor, is not paid any fees on the Contracts.

AGL of Delaware will not pay any commission to entities that sell the Contracts. Payments may be made for services not directly related to the sale of the Contract, including the establishment of administrative arrangements, recruitment and training of personnel, the distribution and production of promotional literature, and similar services.

LEGAL PROCEEDINGS

AGL of Delaware is a party to various lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions that permit recovery of damages in excess of the maximum amount of policy benefits available. In addition, various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of AGL of Delaware and its subsidiaries, such as through financial examinations, market conduct exams or regulatory inquiries. Based upon information presently available, AGL of Delaware believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits, proceedings and regulatory exams or inquiries will not have a material adverse effect on AGL of Delaware's results of operations, cash flows and financial position.

                             FINANCIAL STATEMENTS

The Financial Statements of AGL of Delaware, the Variable Account and National Union can be found in the Statement of Additional Information. You may obtain a free copy of these Financial Statements if you write us at our Administrative Center, which is located at 405 King Street, 4/th/ Floor, Wilmington, Delaware, 19801 or call us at 1-877-299-1724. The financial statements have also been filed with the SEC and can be obtained through its website at http://www.sec.gov.

                            REGISTRATION STATEMENTS

Registration statements under the Securities Act of 1933, as amended, related to the Contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Variable Account, AGL of Delaware and its general account, the investment options and the Contract, please refer to the registration statements and exhibits.

           APPENDIX - HYPOTHETICAL ILLUSTRATIONS OF ANNUITY PAYMENTS

We have prepared the following tables to show how variable annuity payments under the Contract change with investment performance over an extended period of time. The tables illustrate how monthly annuity payments would vary over time if the return on assets in the selected subaccounts were a uniform gross annual rate of 0%, 4.31%, 6%, 8%, or 10%. The values would be different from those shown if the returns averaged 0%, 4.31%, 6%, 8%, or 10%, but fluctuated over and under those averages throughout the years.

The tables reflect the daily mortality and expense risk charge, which is equivalent to an annual charge of 0.52%. The amounts shown in the tables also take into account the arithmetic average of the funds' management fees and operating expenses at an annual rate of approximately 0.29% of the average daily net assets of the funds. Actual fees and expenses of the funds associated with your Contract may be more or less than 0.29%, will vary from year to year, and will depend on your allocation. See the section in this prospectus entitled "Fee Tables" for more complete details. The monthly annuity payments are illustrated on a pre-tax basis. The federal income tax treatment of annuity income considerations is generally described in the section of this prospectus entitled "Taxes."

The tables show both the gross rate and the net rate. The difference between gross and net rates represents the 0.52% for mortality and expense risk and the assumed 0.29% for investment management and operating expenses. Since these charges are deducted daily from assets, the difference between the gross and net rate is not exactly 0.82%. The following tables include one set of illustrations showing Annuity Payments without the optional Cancellation Endorsement and one set of illustrations showing Annuity Payments with the optional Cancellation Endorsement.

Two sets of tables follow--one set for a male age 65 and the other for a female age 65. The first table in each set assumes that 100% of the single Premium Payment is allocated to a variable annuity option. The second assumes that 50% of the single Premium Payment is allocated to a fixed annuity option using the fixed crediting rate we offered on the fixed annuity option at the time this illustration was prepared. Both sets of tables assume that a life annuity with ten years guaranteed was purchased.

When part of the single Premium Payment has been allocated to the fixed annuity option, the guaranteed minimum annuity payment resulting from this allocation is also shown, and is based on the fixed crediting rate we offered on the fixed annuity option at the time this illustration was prepared. The illustrated variable annuity payments use an assumed investment return of 3.5% per year. Thus, actual performance greater than 3.5% per year will result in increasing annuity payments and actual performance less than 3.5% per year will result in decreasing annuity payments. We may offer alternative assumed investment returns. Fixed annuity payments remain constant.

These tables show the monthly annuity payments for several hypothetical constant assumed investment returns. Of course, actual investment performance will not be constant and may be volatile. Actual monthly annuity payments would differ from those shown if the actual rate of return averaged the rate shown over a period of years, but also fluctuated above or below those averages from year to year. Upon request, and when you are considering an annuity option, we will furnish a comparable illustration based on your individual circumstances, including purchase rates and the mortality and expense risk charge that would apply.

               ANNUITY PAYMENT ILLUSTRATION WITHOUT CANCELLATION
                                (100% VARIABLE)
                       SINGLE PREMIUM PAYMENT: $100,000
                                   SEX: MALE
                                    AGE: 65
         PAYOUT OPTION SELECTED: LIFE ANNUITY WITH 10 YEARS GUARANTEED
                       FREQUENCY OF INCOME PAY: MONTHLY

Fixed monthly annuity payments based on current rates, if 100% fixed for annuity payment option selected: $604.23

Illustrative amounts below assume 100% of the single premium is allocated to a variable annuity payment option.

Assumed investment return at which monthly variable payments remain constant:
3.50%

Variable monthly annuity payment on the date of the illustration: $583.50.

--------------------------------------------------------------------------------------------------
                                       MONTHLY PAYMENTS
                                   WITH AN ASSUMED RATE OF:
--------------------------------------------------------------------------------------------------
PAYMENT  CALENDAR  ATTAINED    GROSS     0.00%    4.31%    6.00%     8.00%     10.00%    12.00%
 YEAR     YEAR      YEAR       RETURN   -0.81%    3.50%    5.19%     7.19%     9.19%     11.19%
                             NET RETURN
--------------------------------------------------------------------------------------------------
  1       2011       65                 $583.50  $583.50  $583.50    $583.50    $583.50   $583.50
  2       2012       66                 $559.20  $583.50  $593.03    $604.30    $615.58   $626.85
  3       2013       67                 $535.91  $583.50  $602.71    $625.85    $649.42   $673.43
  4       2014       68                 $513.59  $583.50  $612.55    $648.16    $685.12   $723.46
  5       2015       69                 $492.20  $583.50  $622.55    $671.26    $722.78   $777.21
  10      2020       74                 $397.90  $583.50  $675.05    $799.75    $944.52 $1,112.13
  15      2025       79                 $321.66  $583.50  $731.97    $952.82  $1,234.28 $1,591.38
  20      2030       84                 $260.03  $583.50  $793.70  $1,135.20  $1,612.93 $2,277.15
--------------------------------------------------------------------------------------------------

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE ANNUITY PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY ANNUITY PAYMENTS (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

NOTES: Annuity payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of annuity payments received depends on how long the Annuitant lives after the guaranteed period

The illustrated net assumed rates of return reflect the deduction of average fund expenses and the mortality and expense risk charge from the gross rates of return.

               ANNUITY PAYMENT ILLUSTRATION WITHOUT CANCELLATION
                           (50% VARIABLE/50% FIXED)
                       SINGLE PREMIUM PAYMENT: $100,000
                                   SEX: MALE
                                    AGE: 65
         PAYOUT OPTION SELECTED: LIFE ANNUITY WITH 10 YEARS GUARANTEED
                       FREQUENCY OF INCOME PAY: MONTHLY

Fixed monthly Income Payment based on current rates, if 100% fixed for Payout Option selected: $604.23

Illustrative amounts below assume 50% of the single premium is allocated to a variable Payout Option.

Assumed investment return at which monthly variable payments remain constant:
3.50%

Monthly Income Payments will vary with investment performance, but will never be less than $302.12. The monthly guaranteed payment of $302.12 is being provided by the $50,000 applied under the fixed Payout Option.

----------------------------------------------------------------------------------------
                                    MONTHLY PAYMENTS
                                WITH AN ASSUMED RATE OF:
----------------------------------------------------------------------------------------
PAYMENT CALENDAR ATTAINED   GROSS    0.00%    4.31%   6.00%   8.00%   10.00%    12.00%
 YEAR     YEAR     YEAR     RETURN   -0.81%   3.50%   5.19%   7.19%   9.19%     11.19%
                          NET RETURN
----------------------------------------------------------------------------------------
   1      2011      65               $593.87 $593.87 $593.87 $593.87   $593.87   $593.87
   2      2012      66               $581.72 $593.87 $598.63 $604.27   $609.91   $615.54
   3      2013      67               $570.07 $593.87 $603.47 $615.04   $626.83   $638.83
   4      2014      68               $558.91 $593.87 $608.39 $626.19   $644.68   $663.85
   5      2015      69               $548.22 $593.87 $613.39 $637.75   $663.51   $690.72
   10     2020      74               $501.07 $593.87 $639.64 $701.99   $774.38   $858.18
   15     2025      79               $462.95 $593.87 $668.10 $778.53   $919.26 $1,097.81
   20     2030      84               $432.13 $593.87 $698.97 $869.72 $1,108.58 $1,440.69
----------------------------------------------------------------------------------------

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE ANNUITY PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY ANNUITY PAYMENTS (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

NOTES: Annuity payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of annuity payments received depends on how long the Annuitant lives after the guaranteed period

The illustrated net assumed rates of return reflect the deduction of average fund expenses and the mortality and expense risk charge from the gross rates of return.

               ANNUITY PAYMENT ILLUSTRATION WITHOUT CANCELLATION
                                (100% VARIABLE)
                       SINGLE PREMIUM PAYMENT: $100,000
                                  SEX: FEMALE
                                    AGE: 65
         PAYOUT OPTION SELECTED: LIFE ANNUITY WITH 10 YEARS GUARANTEED
                       FREQUENCY OF INCOME PAY: MONTHLY

Fixed monthly Income Payment based on current rates, if 100% fixed for Payout Option selected: $561.95

Illustrative amounts below assume 100% of the single premium is allocated to a variable Payout Option.

Assumed investment return at which monthly variable payments remain constant:
3.50%

Variable monthly Income Payments based on current rates, if 100% variable for Payout Option selected: $540.29

------------------------------------------------------------------------------------------
                                     MONTHLY PAYMENTS
                                 WITH AN ASSUMED RATE OF:
------------------------------------------------------------------------------------------
PAYMENT CALENDAR ATTAINED   GROSS    0.00%    4.31%   6.00%    8.00%    10.00%    12.00%
 YEAR     YEAR     YEAR     RETURN   -0.81%   3.50%   5.19%    7.19%    9.19%     11.19%
                          NET RETURN
------------------------------------------------------------------------------------------
   1      2011      65               $540.29 $540.29 $540.29   $540.29   $540.29   $540.29
   2      2012      66               $517.79 $540.29 $549.11   $559.55   $569.99   $580.43
   3      2013      67               $496.23 $540.29 $558.07   $579.50   $601.33   $623.56
   4      2014      68               $475.56 $540.29 $567.19   $600.16   $634.38   $669.88
   5      2015      69               $455.75 $540.29 $576.44   $621.55   $669.25   $719.65
   10     2020      74               $368.43 $540.29 $625.05   $740.52   $874.57 $1,029.77
   15     2025      79               $297.84 $540.29 $677.77   $882.26 $1,142.87 $1,473.53
   20     2030      84               $240.78 $540.29 $734.92 $1,051.13 $1,493.49 $2,108.51
------------------------------------------------------------------------------------------

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE ANNUITY PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY ANNUITY PAYMENTS (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

NOTES: Annuity payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of annuity payments received depends on how long the Annuitant lives after the guaranteed period

The illustrated net assumed rates of return reflect the deduction of average fund expenses and the mortality and expense risk charge from the gross rates of return.

               ANNUITY PAYMENT ILLUSTRATION WITHOUT CANCELLATION
                           (50% VARIABLE/50% FIXED)
                       SINGLE PREMIUM PAYMENT: $100,000
                                  SEX: FEMALE
                                    AGE: 65
         PAYOUT OPTION SELECTED: LIFE ANNUITY WITH 10 YEARS GUARANTEED
                       FREQUENCY OF INCOME PAY: MONTHLY

Fixed monthly Income Payment based on current rates, if 100% fixed for Payout Option selected: $561.95

Illustrative amounts below assume 50% of the single premium is allocated to a variable Payout Option.

Assumed investment return at which monthly variable payments remain constant:
3.50%

Monthly Income Payments will vary with investment performance, but will never be less than $280.98. The monthly guaranteed payment of $280.98 is being provided by the $50,000 applied under the fixed Payout Option.

----------------------------------------------------------------------------------------
                                    MONTHLY PAYMENTS
                                WITH AN ASSUMED RATE OF:
----------------------------------------------------------------------------------------
PAYMENT CALENDAR ATTAINED   GROSS    0.00%    4.31%   6.00%   8.00%   10.00%    12.00%
 YEAR     YEAR     YEAR     RETURN   -0.81%   3.50%   5.19%   7.19%   9.19%     11.19%
                          NET RETURN
----------------------------------------------------------------------------------------
   1      2011      65               $551.12 $551.12 $551.12 $551.12   $551.12   $551.12
   2      2012      66               $539.87 $551.12 $555.53 $560.75   $565.97   $571.19
   3      2013      67               $529.09 $551.12 $560.01 $570.73   $581.64   $592.75
   4      2014      68               $518.76 $551.12 $564.57 $581.05   $598.17   $615.92
   5      2015      69               $508.85 $551.12 $569.20 $591.75   $615.60   $640.80
   10     2020      74               $465.19 $551.12 $593.50 $651.24   $718.26   $795.86
   15     2025      79               $429.90 $551.12 $619.86 $722.11   $852.41 $1,017.74
   20     2029      84               $401.36 $551.12 $648.44 $806.54 $1,027.72 $1,335.23
----------------------------------------------------------------------------------------

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE ANNUITY PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY ANNUITY PAYMENTS (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

NOTES: Annuity payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of annuity payments received depends on how long the Annuitant lives after the guaranteed period

The illustrated net assumed rates of return reflect the deduction of average fund expenses and the mortality and expense risk charge from the gross rates of return.

                ANNUITY PAYMENT ILLUSTRATION WITH CANCELLATION
                                (100% VARIABLE)
                       SINGLE PREMIUM PAYMENT: $100,000
                                   SEX: MALE
                                    AGE: 65
         PAYOUT OPTION SELECTED: LIFE ANNUITY WITH 10 YEARS GUARANTEED
                       FREQUENCY OF INCOME PAY: MONTHLY

Fixed monthly annuity payments based on current rates, if 100% fixed for annuity payment option selected: $602.17

Illustrative amounts below assume 100% of the single premium is allocated to a variable annuity payment option.

Assumed investment return at which monthly variable payments remain constant:
3.50%

Variable monthly annuity payment on the date of the illustration: $581.50

------------------------------------------------------------------------------------------
                                     MONTHLY PAYMENTS
                                 WITH AN ASSUMED RATE OF:
------------------------------------------------------------------------------------------
PAYMENT CALENDAR ATTAINED   GROSS    0.00%    4.31%   6.00%    8.00%    10.00%    12.00%
 YEAR     YEAR     YEAR     RETURN   -0.81%   3.50%   5.19%    7.19%    9.19%     11.19%
                          NET RETURN
------------------------------------------------------------------------------------------
   1      2011      65               $581.50 $581.50 $581.50   $581.50   $581.50   $581.50
   2      2012      66               $557.28 $581.50 $590.99   $602.23   $613.46   $624.70
   3      2013      67               $534.07 $581.50 $600.64   $623.69   $647.19   $671.11
   4      2014      68               $511.83 $581.50 $610.44   $645.93   $682.76   $720.97
   5      2015      69               $490.51 $581.50 $620.41   $668.95   $720.30   $774.54
   10     2020      74               $396.53 $581.50 $672.73   $797.00   $941.27 $1,108.31
   15     2025      79               $320.56 $581.50 $729.46   $949.55 $1,230.04 $1,585.91
   20     2030      84               $259.14 $581.50 $790.97 $1,131.30 $1,607.39 $2,269.32
------------------------------------------------------------------------------------------

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE ANNUITY PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY ANNUITY PAYMENTS (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

NOTES: Annuity payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of annuity payments received depends on how long the Annuitant lives after the guaranteed period

The illustrated net assumed rates of return reflect the deduction of average fund expenses and the mortality and expense risk charge from the gross rates of return.

                ANNUITY PAYMENT ILLUSTRATION WITH CANCELLATION
                           (50% VARIABLE/50% FIXED)
                       SINGLE PREMIUM PAYMENT: $100,000
                                   SEX: MALE
                                    AGE: 65
         PAYOUT OPTION SELECTED: LIFE ANNUITY WITH 10 YEARS GUARANTEED
                       FREQUENCY OF INCOME PAY: MONTHLY

Fixed monthly Income Payment based on current rates, if 100% fixed for Payout Option selected: $602.17

Illustrative amounts below assume 50% of the single premium is allocated to a variable Payout Option.

Assumed investment return at which monthly variable payments remain constant:
3.50%

Monthly Income Payments will vary with investment performance, but will never be less than $301.09. The monthly guaranteed payment of $301.09 is being provided by the $50,000 applied under the fixed Payout Option.

----------------------------------------------------------------------------------------
                                    MONTHLY PAYMENTS
                                WITH AN ASSUMED RATE OF:
----------------------------------------------------------------------------------------
PAYMENT CALENDAR ATTAINED   GROSS    0.00%    4.31%   6.00%   8.00%   10.00%    12.00%
 YEAR     YEAR     YEAR     RETURN   -0.81%   3.50%   5.19%   7.19%   9.19%     11.19%
                          NET RETURN
----------------------------------------------------------------------------------------
   1      2011      65               $591.84 $591.84 $591.84 $591.84   $591.84   $591.84
   2      2012      66               $579.73 $591.84 $596.58 $602.20   $607.82   $613.44
   3      2013      67               $568.12 $591.84 $601.41 $612.93   $624.68   $636.64
   4      2014      68               $557.00 $591.84 $606.31 $624.05   $642.47   $661.57
   5      2015      69               $546.34 $591.84 $611.29 $635.56   $661.23   $688.36
   10     2020      74               $499.35 $591.84 $637.45 $699.59   $771.72   $855.24
   15     2025      79               $461.37 $591.84 $665.82 $775.86   $916.11 $1,094.04
   20     2030      84               $430.66 $591.84 $696.57 $866.74 $1,104.78 $1,435.75
----------------------------------------------------------------------------------------

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE ANNUITY PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY ANNUITY PAYMENTS (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

NOTES: Annuity payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of annuity payments received depends on how long the Annuitant lives after the guaranteed period

The illustrated net assumed rates of return reflect the deduction of average fund expenses and the mortality and expense risk charge from the gross rates of return.

                ANNUITY PAYMENT ILLUSTRATION WITH CANCELLATION
                                (100% VARIABLE)
                       SINGLE PREMIUM PAYMENT: $100,000
                                  SEX: FEMALE
                                    AGE: 65
         PAYOUT OPTION SELECTED: LIFE ANNUITY WITH 10 YEARS GUARANTEED
                       FREQUENCY OF INCOME PAY: MONTHLY

Fixed monthly Income Payment based on current rates, if 100% fixed for Payout Option selected: $560.30

Illustrative amounts below assume 100% of the single premium is allocated to a variable Payout Option.

Assumed investment return at which monthly variable payments remain constant:
3.50%

Variable monthly Income Payments based on current rates, if 100% variable for Payout Option selected: $538.68

------------------------------------------------------------------------------------------
                                     MONTHLY PAYMENTS
                                 WITH AN ASSUMED RATE OF:
------------------------------------------------------------------------------------------
PAYMENT CALENDAR ATTAINED   GROSS    0.00%    4.31%   6.00%    8.00%    10.00%    12.00%
 YEAR     YEAR     YEAR     RETURN   -0.81%   3.50%   5.19%    7.19%    9.19%     11.19%
                          NET RETURN
------------------------------------------------------------------------------------------
   1      2011      65               $538.68 $538.68 $538.68   $538.68   $538.68   $538.68
   2      2012      66               $516.25 $538.68 $547.48   $557.89   $568.30   $578.70
   3      2013      67               $494.75 $538.68 $556.41   $577.77   $599.54   $621.70
   4      2014      68               $474.14 $538.68 $565.50   $598.37   $632.49   $667.89
   5      2015      69               $454.40 $538.68 $574.73   $619.70   $667.26   $717.51
   10     2020      74               $367.34 $538.68 $623.19   $738.32   $871.97 $1,026.71
   15     2025      79               $296.96 $538.68 $675.75   $879.63 $1,139.47 $1,469.14
   20     2030      84               $240.06 $538.68 $732.73 $1,048.00 $1,489.04 $2,102.24
------------------------------------------------------------------------------------------

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE ANNUITY PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY ANNUITY PAYMENTS (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

NOTES: Annuity payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of annuity payments received depends on how long the Annuitant lives after the guaranteed period

The illustrated net assumed rates of return reflect the deduction of average fund expenses and the mortality and expense risk charge from the gross rates of return.

                ANNUITY PAYMENT ILLUSTRATION WITH CANCELLATION
                           (50% VARIABLE/50% FIXED)
                       SINGLE PREMIUM PAYMENT: $100,000
                                  SEX: FEMALE
                                    AGE: 65
         PAYOUT OPTION SELECTED: LIFE ANNUITY WITH 10 YEARS GUARANTEED
                       FREQUENCY OF INCOME PAY: MONTHLY

Fixed monthly Income Payment based on current rates, if 100% fixed for Payout Option selected: $560.30

Illustrative amounts below assume 50% of the single premium is allocated to a variable Payout Option.

Assumed investment return at which monthly variable payments remain constant:
3.50%

Monthly Income Payments will vary with investment performance, but will never be less than $280.15. The monthly guaranteed payment of $280.15 is being provided by the $50,000 applied under the fixed Payout Option.

----------------------------------------------------------------------------------------
                                    MONTHLY PAYMENTS
                                WITH AN ASSUMED RATE OF:
----------------------------------------------------------------------------------------
PAYMENT CALENDAR ATTAINED   GROSS    0.00%    4.31%   6.00%   8.00%   10.00%    12.00%
 YEAR     YEAR     YEAR     RETURN   -0.81%   3.50%   5.19%   7.19%   9.19%     11.19%
                          NET RETURN
----------------------------------------------------------------------------------------
  1       2011      65               $549.49 $549.49 $549.49 $549.49 $  549.49 $  549.49
  2       2012      66               $538.27 $549.49 $553.89 $559.09 $  564.30 $  569.50
  3       2013      67               $527.52 $549.49 $558.36 $569.04 $  579.92 $  591.00
  4       2014      68               $517.22 $549.49 $562.90 $579.34 $  596.40 $  614.09
  5       2015      69               $507.35 $549.49 $567.51 $590.00 $  613.78 $  638.91
  10      2020      74               $463.82 $549.49 $591.75 $649.31 $  716.13 $  793.50
  15      2025      79               $428.63 $549.49 $618.02 $719.97 $  849.89 $1,014.72
  20      2030      84               $400.18 $549.49 $646.52 $804.15 $1,024.67 $1,331.27
----------------------------------------------------------------------------------------

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE ANNUITY PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY ANNUITY PAYMENTS (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

NOTES: Annuity payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of annuity payments received depends on how long the Annuitant lives after the guaranteed period

The illustrated net assumed rates of return reflect the deduction of average fund expenses and the mortality and expense risk charge from the gross rates of return.

---------------------------------------------------------------------------------------

           TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

---------------------------------------------------------------------------------------
General Information................................................................  3
---------------------------------------------------------------------------------------
AGL of Delaware....................................................................  3
---------------------------------------------------------------------------------------
Variable Account I.................................................................  3
---------------------------------------------------------------------------------------
National Union Fire Insurance Company of Pittsburgh, Pa............................  3
---------------------------------------------------------------------------------------
Services...........................................................................  4
---------------------------------------------------------------------------------------
Distribution of the Contracts......................................................  5
---------------------------------------------------------------------------------------
Performance Information............................................................  5
---------------------------------------------------------------------------------------
Performance Data...................................................................  6
---------------------------------------------------------------------------------------
Average Annual Total Return Calculations...........................................  6
---------------------------------------------------------------------------------------
Fund Performance Calculations......................................................  7
---------------------------------------------------------------------------------------
Vanguard VIF Money Market Investment Option Yield and Effective Yield Calculations.  8
---------------------------------------------------------------------------------------
Contract Provisions................................................................  9
---------------------------------------------------------------------------------------
Variable Income Payments...........................................................  9
---------------------------------------------------------------------------------------
Annuity Unit Value.................................................................  9
---------------------------------------------------------------------------------------
Net Investment Factor.............................................................. 10
---------------------------------------------------------------------------------------
Misstatement of Age or Gender...................................................... 10
---------------------------------------------------------------------------------------
Evidence of Survival............................................................... 10
---------------------------------------------------------------------------------------
Additional Information About the Contracts......................................... 11
---------------------------------------------------------------------------------------
Gender Neutral Policies............................................................ 11
---------------------------------------------------------------------------------------
Our General Account................................................................ 11
---------------------------------------------------------------------------------------
Material Conflicts................................................................. 11
---------------------------------------------------------------------------------------
Financial Statements............................................................... 12
---------------------------------------------------------------------------------------
Separate Account Financial Statements.............................................. 12
---------------------------------------------------------------------------------------
AGL of Delaware Financial Statements............................................... 12
---------------------------------------------------------------------------------------
National Union Statutory Basis Financial Statements................................ 12
---------------------------------------------------------------------------------------
American International Group, Inc. Financial Information........................... 12
---------------------------------------------------------------------------------------
Index to Financial Statements...................................................... 13
---------------------------------------------------------------------------------------
Variable Account I Financial Statements............................................ 13
---------------------------------------------------------------------------------------
AGL of Delaware Financial Statements............................................... 13
---------------------------------------------------------------------------------------
National Union Statutory Basis Financial Statements................................ 14
---------------------------------------------------------------------------------------

Issued by AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE, Form Number 11GVIA1000
Distributed by AMERICAN GENERAL EQUITY SERVICES CORPORATION, Member FINRA.

CONTACT INFORMATION

For additional information about the Group Immediate Variable Annuity Contracts and the Variable Account, you may request a copy of the Statement of Additional Information (the "SAI"), dated May 2, 2011. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI and the Contract or Fund prospectuses if you write us at American General Life Insurance Company of Delaware, Attention: Group Annuity Administration Department, 405 King Street, 4/th/ Floor, Wilmington DE 19801, or call us at 1-877-299-1724. You may also obtain the SAI from an insurance representative through which the Contracts may be purchased.

Information about the Variable Account, including the SAI, can also be reviewed and copied at the SEC's Office of Investor Education and Advocacy in Washington, D.C. Inquiries on the operations of the Office of Investor Education and Advocacy may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Variable Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Office of Investor Education and Advocacy of the SEC, 100 F Street NE, Washington, D.C. 20549.

Vanguard(R) and LifeStrategy(R) are trademarks of The Vanguard Group, Inc.

Not available in the state of New York.

American General Life Companies, www.americangeneral.com, is the marketing name for a group of affiliated domestic life insurers, including American General Life Insurance Company of Delaware.

The underwriting risks, financial obligations and support functions associated with the products are the responsibility of the issuing insurance company. The issuing insurance company is responsible for its own financial condition and contractual obligations. American General Life Insurance Company of Delaware does not solicit business in the state of New York. Contracts not available in all states.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                                  OF DELAWARE

PAIGM 052011

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                              VARIABLE ACCOUNT I

                   GROUP IMMEDIATE VARIABLE ANNUITY CONTRACT

                                   ISSUED BY

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE

                    GROUP ANNUITY ADMINISTRATION DEPARTMENT

                          405 KING STREET, 4TH FLOOR
                          WILMINGTON, DELAWARE 19801

                           TELEPHONE: 1-877-299-1724

                      STATEMENT OF ADDITIONAL INFORMATION

                               DATED MAY 2, 2011

   This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the prospectus for American General Life Insurance Company of Delaware Variable Account I (the "Separate Account" or "Variable Account I") dated May 2, 2011, describing the group immediate variable annuity contract (the "Contract" or "Contracts"). The description of the Contract or Contracts in the related prospectus is fully applicable to your certificate and the use of the word "Contract" or "Contracts" in this SAI includes such certificate. The prospectus sets forth information that a prospective investor should know before investing. For a copy of the prospectus, and any prospectus supplements, contact American General Life Insurance Company of Delaware ("AGL of Delaware" or "Company") at the address or telephone number given above. Each term used in this SAI that is defined in the related prospectus has the same meaning as the prospectus' definition.

                               TABLE OF CONTENTS

GENERAL INFORMATION.......................................................  3

   AGL of Delaware........................................................  3
   Variable Account I.....................................................  3
   National Union Fire Insurance Company of Pittsburgh, Pa................  3

SERVICES..................................................................  4

DISTRIBUTION OF THE CONTRACTS.............................................  5

PERFORMANCE INFORMATION...................................................  5

   Performance Data.......................................................  6
       Average Annual Total Return Calculations...........................  6
       Fund Performance Calculations......................................  7
       Vanguard VIF Money Market Portfolio Investment Option Yield
         and Effective Yield Calculations.................................  8

CONTRACT PROVISIONS.......................................................  9

   Variable Income Payments...............................................  9
   Annuity Unit Value.....................................................  9
   Net Investment Factor.................................................. 10
   Misstatement of Age or Gender.......................................... 10
   Evidence of Survival................................................... 10

ADDITIONAL INFORMATION ABOUT THE CONTRACTS................................ 11

   Gender Neutral Policies................................................ 11
   Our General Account.................................................... 11

MATERIAL CONFLICTS........................................................ 11

FINANCIAL STATEMENTS...................................................... 12

   Separate Account Financial Statements.................................. 12
   AGL of Delaware Financial Statements................................... 12
   National Union Statutory Basis Financial Statements.................... 12
   American International Group, Inc. Financial Information............... 12

INDEX TO FINANCIAL STATEMENTS............................................. 13

   Variable Account I Financial Statements................................ 13
   AGL of Delaware Financial Statements................................... 13
   National Union Statutory Basis Financial Statements.................... 14

                              GENERAL INFORMATION

AGL OF DELAWARE

   Effective in the state of Delaware on December 8, 2009, AGL of Delaware changed its name from AIG Life Insurance Company to American General Life Insurance Company of Delaware. Prior to this name change, the Policies were issued under the name AIG Life Insurance Company.

   We are American General Life Insurance Company of Delaware ("AGL of Delaware"). AGL of Delaware is a stock life insurance company initially organized under the laws of Pennsylvania and reorganized under the laws of Delaware. We were incorporated in 1962. AGL of Delaware is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation. AIG is a leading international insurance organization with operations in more than 130 countries and jurisdictions. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. American General Life Companies, www.americangeneral.com, is the marketing name for a group of affiliated domestic life insurers, including USL. The commitments under the Contracts are AGL of Delaware's, and American International Group, Inc. has no legal obligation to back those commitments.

VARIABLE ACCOUNT I

   We hold the Fund shares in the subaccounts of Variable Account I in which any of your single premium payment is invested. Variable Account I is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. We created the Separate Account on June 5, 1986.

   For record keeping and financial reporting purposes, Variable Account I is divided into 82 separate subaccounts, 24 of which are available under the Contracts offered by the prospectus as variable investment options. Two of these 24 subaccounts are not available to all Contract owners. All of these 24 subaccounts, and the remaining 58 subaccounts, are offered under other AGL of Delaware contracts. We hold the Fund shares in which we invest your single premium payment for an investment option in the subaccount that corresponds to that investment option.

   The assets in Variable Account I are our property. The assets in the Separate Account may not be used to pay any liabilities of AGL of Delaware other than those arising from the Contracts. AGL of Delaware is obligated to pay all amounts under the Contracts due the Contract Owners. We act as custodian for the Separate Account's assets.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

   All references in this SAI to National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union") apply only to Contracts with a date of issue prior to December 29, 2006 at 4:00 p.m. Eastern time.

   National Union is a stock property-casualty insurance company incorporated under the laws of the Commonwealth of Pennsylvania on February 14, 1901. National Union's principal executive office is located at 175 Water Street, 18/th/ Floor, New York, New York 10038. National Union is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. National Union is an indirect wholly-owned subsidiary of American International Group, Inc. and an affiliate of AGL of Delaware.

                                   SERVICES

   AGL of Delaware and American International Group, Inc. are parties to a service and expense agreement. Under the service and expense agreement, American International Group, Inc. provides services to AGL of Delaware and certain other life insurance companies under the American International Group, Inc. holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services. During 2010, 2009 and 2008, AGL of Delaware paid American International Group, Inc. for these services $1,310,085, $1,201,564 and $1,103,919, respectively.

   In 2003, American General Life Companies, LLC ("AGLC") started paying for almost all of AGL of Delaware's expenses and allocating these charges back to AGL of Delaware. Previously, most of these expenses, such as payroll expenses, were paid by AGL of Delaware directly. AGL of Delaware, AGLC and American International Group, Inc. are parties to a services agreement. AGL of Delaware and AGLC are both wholly-owned subsidiaries of American International Group, Inc. and therefore affiliates of one another. AGLC is a Delaware limited liability company established on August 30, 2002. Prior to that date, AGLC was a Delaware business trust. Its address is 2727-A Allen Parkway, Houston, Texas 77019-2191. Under the services agreement, AGLC provides shared services to AGL of Delaware and certain other life insurance companies under the American International Group, Inc. holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services. During 2010, 2009 and 2008, AGL of Delaware paid AGLC for these services $65,099,382, $60,892,128 and $46,017,927 respectively.

   In 2003, AGL of Delaware entered into a services agreement with The Vanguard Group, Inc. ("Vanguard"), a Pennsylvania corporation. Vanguard is an affiliate of the Vanguard Variable Insurance Fund and the Vanguard Public Mutual Funds. Under the services agreement, Vanguard provides administrative services to AGL of Delaware. Those services include, but are not limited to, processing of applications, processing of client service requests, and printing and delivery of contract prospectuses and other marketing materials. During 2010, 2009 and 2008, AGL of Delaware paid Vanguard for these services $577,454.88, $484,009.84 and $1,470,280.24, respectively. These payments to Vanguard do not result in any additional charges under the Contracts that are not described in the prospectus.

   We have not designed the Contracts for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. We currently have no contractual agreements or any other formal or informal arrangements with any entity or individual permitting such transfers and receive no compensation for any such contract or arrangement.

                         DISTRIBUTION OF THE CONTRACTS

   American General Equity Services Corporation ("AGESC"), 2727-A Allen Parkway, 2-G7, Houston, Texas 77019, a Delaware corporation and an affiliate of AGL of Delaware, is the principal underwriter and distributor of the Contracts for the Separate Account under a Distribution Agreement between AGESC and AGL of Delaware. AGESC also acts as principal underwriter for AGL of Delaware's other separate accounts and for the separate accounts of certain AGL of Delaware affiliates. AGESC is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the Financial Industry Regulatory Authority. AGESC, as the principal underwriter and distributor, is not paid any fees on the Contracts.

   The Contracts are offered on a continuous basis.

   AGL of Delaware will not pay any commission to entities that sell the Contracts. Payments may be made for services not directly related to the sale of the Contract, including the establishment of administrative arrangements, recruitment and training of personnel, the distribution and production of promotional literature, and similar services.

                            PERFORMANCE INFORMATION

   From time to time, we may quote performance information for the subaccounts of Variable Account I in advertisements, sales literature, or reports to Contract Owners or prospective investors.

   We may quote performance information in any manner permitted under applicable law. We also may present the yield or total return of the subaccount based on a hypothetical investment in a Contract. The performance information shown may cover various periods of time, including periods beginning with the commencement of the operations of the subaccount or the Fund in which it invests. The performance information shown may reflect the deduction of one or more charges. We also may present the yield or total return of the Fund in which a subaccount invests.

   We may compare a subaccount's performance to that of other variable annuity separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications, such as Money Magazine, Forbes, Business Week, Fortune, Financial Planning and The Wall Street Journal. We also may advertise ratings of AGL of Delaware's financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

   Performance information for any subaccount reflects the performance of a hypothetical contract and is not illustrative of how actual investment performance would affect the benefits under your Contract. You should not consider such performance information to be an estimate or guarantee of future performance.

PERFORMANCE DATA

   The following tables show the past performance data for the Contracts. The first table shows the average annual total return calculations of the variable investment options. The first table includes the applicable Separate Account or Contract charges: mortality and expense risk charge, premium tax charge and withdrawal charge at the end of the period.

   The second table shows the average annual total returns of the Funds underlying the variable investment options. The second table does not reflect any charges of the Separate Account or of the Contracts. If these charges were reflected, then the Fund average annual total return calculations would be lower than what is currently shown.

   Average Annual Total Return Calculations. Each variable investment option may advertise its average annual total return. We calculate each variable investment option's average annual total return quotation under the following standard method:

   . We take a hypothetical $10,000 investment in each variable investment option on the first day of the period at the maximum offering price ("Initial Investment").

   . We calculate the ending redeemable value ("Redeemable Value") of that investment at the end of the 1, 3, 5 and 10 year period. If the Average Annual Total Return for a variable investment option is not available for a stated period, we may show the Average Annual Total Return since the variable investment option inception. The Redeemable Value reflects the effect of the mortality and expense risk charge, premium tax charge and the withdrawal charge.

   .   We divide the Redeemable Value by the Initial Investment.

   . We take this quotient to the Nth root (N representing the number of years in the period), subtract 1 from the result, and express the result as a percentage.

   Average annual total return quotations for the variable investment options for the period ended December 31, 2010 are shown in the table below.

            VARIABLE INVESTMENT OPTION AVERAGE ANNUAL TOTAL RETURNS
     WITH DEDUCTION OF ANY APPLICABLE SEPARATE ACCOUNT OR CONTRACT CHARGES
                          (THROUGH DECEMBER 31, 2010)

                                                                                               SINCE     INVESTMENT
                                                                                            INVESTMENT     OPTION
                                                                                              OPTION     INCEPTION
INVESTMENT OPTION*                              1 YEAR/1/ 3 YEARS/1/ 5 YEARS/1/ 10 YEARS/2/ INCEPTION/1/    DATE
------------------                              --------  ---------  ---------  ----------  -----------  ----------
Vanguard Dividend Growth Fund                     6.90%     -1.44%     3.91%       n/a         6.07%     9/22/2003
Vanguard GNMA Fund                                2.60%      4.62%     4.80%       n/a         4.35%     9/22/2003
Vanguard Health Care Fund                         1.85%     -0.23%     2.60%       n/a         6.24%     9/22/2003
Vanguard Inflation-Protected Securities Fund      1.86%      2.72%     3.73%       n/a         4.39%     9/22/2003
Vanguard LifeStrategy Conservative Growth Fund    6.63%     -0.24%     3.05%       n/a         4.37%     9/22/2003
Vanguard LifeStrategy Growth Fund                10.40%     -3.65%     2.00%       n/a         5.07%     9/22/2003
Vanguard LifeStrategy Income Fund                 4.79%      1.28%     3.42%       n/a         3.91%     9/22/2003

            VARIABLE INVESTMENT OPTION AVERAGE ANNUAL TOTAL RETURNS
     WITH DEDUCTION OF ANY APPLICABLE SEPARATE ACCOUNT OR CONTRACT CHARGES
                          (THROUGH DECEMBER 31, 2010)

                                                                                                   SINCE     INVESTMENT
                                                                                                INVESTMENT     OPTION
                                                                                                  OPTION     INCEPTION
INVESTMENT OPTION*                                  1 YEAR/1/ 3 YEARS/1/ 5 YEARS/1/ 10 YEARS/2/ INCEPTION/1/    DATE
------------------                                  --------  ---------  ---------  ----------  -----------  ----------
Vanguard LifeStrategy Moderate Growth Fund            8.72%     -1.69%      2.71%      n/a         4.90%     9/22/2003
Vanguard Total International Stock Index Fund         6.61%     -6.98%      3.10%      n/a         8.84%     9/22/2003
Vanguard VIF Balanced Portfolio                       6.51%      0.06%      4.30%      n/a         6.41%     9/22/2003
Vanguard VIF Capital Growth Portfolio                 8.49%      0.09%      4.48%      n/a         7.44%     9/22/2003
Vanguard VIF Diversified Value Portfolio              4.90%     -5.65%      0.52%      n/a         5.57%     9/22/2003
Vanguard VIF Equity Income Portfolio                 10.06%     -4.27%      1.83%      n/a         5.06%     9/22/2003
Vanguard VIF Equity Index Portfolio                  10.25%     -4.58%      0.93%      n/a         3.80%     9/22/2003
Vanguard VIF Growth Portfolio                         7.28%     -3.75%     -0.20%      n/a         3.14%     9/22/2003
Vanguard VIF High Yield Bond Portfolio                7.56%      4.84%      4.69%      n/a         5.28%     9/22/2003
Vanguard VIF International Portfolio                 11.03%     -4.80%      4.90%      n/a         9.70%     9/22/2003
Vanguard VIF Mid-Cap Index Portfolio                 20.29%     -0.98%      3.00%      n/a         7.91%     9/22/2003
Vanguard VIF Money Market Portfolio                  -3.84%     -0.56%      1.45%      n/a         1.47%     9/22/2003
Vanguard VIF REIT Index Portfolio                    23.06%     -0.48%      1.86%      n/a         7.98%     9/22/2003
Vanguard VIF Short-Term Investment-Grade Portfolio    0.95%      3.13%      3.83%      n/a         3.16%     9/22/2003
Vanguard VIF Small Company Growth Portfolio          26.45%      1.78%      3.58%      n/a         6.10%     9/22/2003
Vanguard VIF Total Bond Market Index Portfolio        2.18%      4.04%      4.44%      n/a         4.00%     9/22/2003
Vanguard VIF Total Stock Market Index Portfolio      12.36%     -3.70%      1.42%      n/a         4.57%     9/22/2003

--------
* The performance figures in the table reflect the investment performance for the Division for the stated periods and should not be used to infer that future performance will be the same.

/1./ The Contracts are sold in jurisdictions where the highest premium tax is 3.5%. The effect of this charge is included in the table. We currently charge Contracts issued in Texas a .026% maintenance fee. No separate "Texas-only" table is shown.

/2./ "n/a" indicates data is not available for the stated period. None of the investment options has an inception date earlier than September 22, 2003.

   Fund Performance Calculations. Each variable investment option may advertise the performance for the corresponding Fund in which it invests, based on the calculations described above, where all or a portion of the actual historical performance of the corresponding Fund in which the variable investment option invests may pre-date the effective date of the variable investment option being offered in the Contract.

   The table below provides the actual historical performance of the corresponding Fund in which each of these variable investment options invest. Unlike the previous table of variable investment option average annual total return calculations, the information in the table below does not reflect the mortality and expense risk charge or any other deductions of the Separate Account or of the Contracts. If these charges had been reflected, then the Fund average annual total return quotations would have been lower than what is currently shown.

                       FUND AVERAGE ANNUAL TOTAL RETURNS
   WITHOUT DEDUCTION OF ANY APPLICABLE SEPARATE ACCOUNT OR CONTRACT CHARGES
                          (THROUGH DECEMBER 31, 2010)

Vanguard Dividend Growth Fund                       11.42%  0.32% 5.25%  1.80%     *  5/15/1992
Vanguard GNMA Fund                                   6.95%  6.48% 6.15%  5.82%     *  6/27/1980
Vanguard Health Care Fund                            6.16%  1.55% 3.93%  4.82%     *  5/23/1984
Vanguard Inflation-Protected Securities Fund         6.17%  4.55% 5.07%  6.79%     *  6/29/2000
Vanguard LifeStrategy Conservative Growth Fund      11.14%  1.54% 4.38%  4.42%     *  9/30/1994
Vanguard LifeStrategy Growth Fund                   15.06% -1.92% 3.32%  3.40%     *  9/30/1994
Vanguard LifeStrategy Income Fund                    9.22%  3.08% 4.75%  4.77%     *  9/30/1994
Vanguard LifeStrategy Moderate Growth Fund          13.31%  0.07% 4.04%  4.09%     *  9/30/1994
Vanguard Total International Stock Index Fund       11.12% -5.30% 4.44%  5.14%     *  4/29/1996
Vanguard VIF Balanced Portfolio                     11.02%  1.85% 5.65%  6.26%     *  5/23/1991
Vanguard VIF Capital Growth Portfolio               13.08%  1.88% 5.83%   n/a  10.05% 12/3/2002
Vanguard VIF Diversified Value Portfolio             9.33% -3.95% 1.83%  4.87%     *   2/8/1999
Vanguard VIF Equity Income Portfolio                14.71% -2.55% 3.15%  3.62%     *   6/7/1993
Vanguard VIF Equity Index Portfolio                 14.91% -2.87% 2.24%  1.34%     *  4/29/1991
Vanguard VIF Growth Portfolio                       11.81% -2.02% 1.10% -3.55%     *   6/7/1993
Vanguard VIF High Yield Bond Portfolio              12.10%  6.70% 6.04%  6.24%     *   6/3/1996
Vanguard VIF International Portfolio                15.79% -3.09% 6.26%  5.50%     *   6/3/1994
Vanguard VIF Mid-Cap Index Portfolio                25.37%  0.79% 4.33%  6.79%     *   2/9/1999
Vanguard VIF Money Market Portfolio                  0.23%  1.22% 2.77%  2.53%     *   5/2/1991
Vanguard VIF REIT Index Portfolio                   28.25%  1.30% 3.18% 10.38%     *   2/9/1999
Vanguard VIF Short-Term Investment-Grade Portfolio   5.22%  4.97% 5.15%  4.77%     *   2/8/1999
Vanguard VIF Small Company Growth Portfolio         31.79%  3.60% 4.92%  5.83%     *   6/3/1996
Vanguard VIF Total Bond Market Index Portfolio       6.50%  5.89% 5.79%  5.60%     *  4/29/1991
Vanguard VIF Total Stock Market Index Portfolio     17.11% -1.97% 2.74%   n/a   7.27%  1/8/2003

--------
/1./  "n/a" indicates data is not available for the stated period.

/2./ "*" indicates SEC rules that require us to show return information for no more than 10 years.

   Vanguard VIF Money Market Portfolio Investment Option Yield and Effective Yield Calculations. We calculate the Vanguard VIF Money Market Portfolio Investment Option's yield by a standard method that the SEC prescribes. Under that method, we base the current yield quotation on a seven day period and calculate that yield as follows:

   . We take the net change in the value of your single premium payment during the period.

   . We divide that net change by the value of your single premium payment at the beginning of the period to obtain the base period return.

   . We multiply the base period return by the fraction 365/7 to obtain the current yield figure.

   . We carry the current yield figure to the nearest one-hundredth of one percent.

   We do not include realized capital gains or losses and unrealized appreciation or depreciation of the investment option's division in the calculation. The Vanguard VIF Money Market Portfolio Investment Option's historical yield for the seven day period ended December 31, 2010 was -0.36%.

   We determine the Vanguard VIF Money Market Portfolio Investment Option's effective yield by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is: (base period return +1) raised to the power of (365/7) - 1. The Vanguard VIF Money Market Portfolio Investment Option's historical effective yield for the seven day period ended December 31, 2010 was -0.36%. Yield and effective yield do not reflect the deduction of any charges that we may impose when you redeem Annuity Units.

   The yield and effective yield calculations above do not reflect any Contract or Contract-related charges and deductions of the Separate Account. If these charges had been reflected, then the yield and effective yield calculations would have been lower than what is currently shown.

                              CONTRACT PROVISIONS

VARIABLE INCOME PAYMENTS

   A variable annuity is an annuity whose payments are not predetermined as to dollar amount and will vary in amount with the net investment results of the applicable subaccounts. When you pay your single premium, we calculate the number of Annuity Units associated with each variable annuity income payment determined by our currently used rate factor and the Annuity Unit Values.

ANNUITY UNIT VALUE

   The value of an Annuity Unit for each subaccount was arbitrarily set initially at $100 for the Contracts. This was done when the first underlying Fund shares were purchased for the Contracts. The Annuity Unit Value at the end of any subsequent Valuation Period is determined by multiplying the subaccount's Annuity Unit Value for the immediately preceding Valuation Period by the quotient of (a) and (b) where:

     (a) is the net investment factor (described below) for the Valuation Period for which the Annuity Unit Value is being determined; and

     (b) is the Assumed Investment Return for such Valuation Period.

   The Assumed Investment Return adjusts for the rate of return assumed in determining the first variable income payment. Such factor for any Valuation Period shall be the accumulated value, at the end of such period, of $1.00 deposited at the beginning of such period at the Assumed Investment Return rate.

NET INVESTMENT FACTOR

   The net investment factor is used to determine how investment results of a Fund and Contract fees and charges affect the Annuity Unit value of the subaccount from one Valuation Period to the next. The net investment factor for each subaccount for any Valuation Period is determined by dividing (a) by
(b) and subtracting (c) from the result, where:

   (a) is equal to:

       (i) the net asset value per share of the underlying Fund held in the subaccount determined at the end of that Valuation Period, plus

       (ii) the per share amount of any dividend or capital gain distribution made by the underlying Fund held in the subaccount if the "ex-dividend" date occurs during that same Valuation Period, plus or minus

       (iii) a per share charge or credit, which we determine, for changes in tax reserves resulting from investment operations of the subaccount.

   (b) is equal to:

        (i) the net asset value per share of the underlying Fund held in the subaccount determined as of the end of the prior Valuation Period, plus or minus

        (ii) the per share charge or credit for any change in tax reserves for the prior Valuation Period.

   (c) is equal to the mortality and expense risk charge rate for the Valuation Period.

   The net investment factor may be greater or less than the Assumed Investment Return. Therefore, the Annuity Unit value may increase or decrease from Valuation Period to Valuation Period.

MISSTATEMENT OF AGE OR GENDER

   We will require proof of the age and gender of the Annuitant before making any annuity payment provided for by the Contract. If the age or gender of the Annuitant has been misstated, we will compute the amount payable based on the correct age and gender. If income payments have begun, any underpayment that may have been made will be paid in full with the next income payments, including interest at the annual rate of 3%. Any overpayments, including interest at the annual rate of 3% will be deducted from future annuity payments until we are repaid in full.

EVIDENCE OF SURVIVAL

   If a Contract provision requires that a person be alive, we may require due proof that the person is alive before we act under that provision.

                  ADDITIONAL INFORMATION ABOUT THE CONTRACTS

   Gender Neutral Policies. Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of life insurance policies in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender. In general, we do not offer Contracts for sale in situations which, under current law, require gender-neutral premiums or benefits. However, we reserve the right to offer the Contracts on both a gender-neutral and a sex-distinct basis subject to state and other regulatory approval.

   Our General Account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Contract's Fixed Account. Unlike the Separate Account, the assets in the general account may be used to pay any liabilities of AGL of Delaware in addition to those arising from the Contracts. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account nor our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC have not reviewed the disclosures that are included in the Contract prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

                              MATERIAL CONFLICTS

   We are required to track events to identify any material conflicts from using underlying Funds for both variable universal life and variable annuity separate accounts. The boards of the Funds, AGL of Delaware, and other insurance companies participating in the Funds have this same duty. There may be a material conflict if:

   .   state insurance law or federal income tax law changes;

   .   investment management of an underlying Fund changes; or

   . voting instructions given by owners of variable universal life insurance policies and variable annuity contracts differ.

   The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). Therefore, there is a possibility that a material conflict may arise between the interests of owners in general, or certain classes of owners, and these retirement plans or participants in these retirement plans.

   If there is a material conflict, we have the duty to determine appropriate action, including removing the underlying Funds involved from investment by our variable investment options.

We may take other action to protect Contract Owners. This could mean delays or interruptions of the variable operations.

   When state insurance regulatory authorities require us, we may ignore instructions relating to changes in an underlying Fund's adviser or its investment in the Contracts. If we do ignore voting instructions, we give you a summary of our actions in the next semi-annual report to Contract Owners.

                             FINANCIAL STATEMENTS

   PricewaterhouseCoopers LLP ("PwC"), located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, is the independent registered public accounting firm for the Separate Account Variable Account I and AGL of Delaware. PwC is also the independent registered public accounting firm of AIG and National Union.

SEPARATE ACCOUNT FINANCIAL STATEMENTS

   The financial statements of Variable Account I as of December 31, 2010 and for each of the two years in the period ended December 31, 2010 included in this Statement of Additional Information have been so included in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AGL OF DELAWARE FINANCIAL STATEMENTS

   The financial statements of AGL of Delaware as of December 31, 2010 and 2009 and for each of the three years in the period ended December 31, 2010 included in this Statement of Additional Information have been so included in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

NATIONAL UNION STATUTORY BASIS FINANCIAL STATEMENTS

   The statutory financial statements of National Union as of December 31, 2010 and 2009 and for each of the three years in the period ended December 31, 2010 included in this Statement of Additional Information have been so included in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AMERICAN INTERNATIONAL GROUP, INC. FINANCIAL INFORMATION

   On March 30, 2011, American International Group, Inc. and the Company entered into an Unconditional Capital Maintenance Agreement ("CMA"). The CMA replaces the Support Agreement which was terminated by American International Group, Inc. in accordance with its terms on April 24, 2011.

   The consolidated financial statements, the financial statement schedules and management's assessment of the effectiveness of internal control over financial reporting incorporated into this Statement of Additional Information by reference to American International Group's Annual Report on Form 10-K for the year ended December 31, 2010, have been so incorporated in reliance upon the report (which contains explanatory paragraphs, referencing (i) the completion of a series of transactions to recapitalize AIG with the Department of the Treasury, the Federal Reserve Bank of New York and the AIG Credit Facility
Trust on January 14, 2011 and (ii) the exclusion of Fuji Fire & Marine
Insurance Company from the audit of internal control over financial reporting) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

   American International Group, Inc. does not underwrite any insurance contract referenced herein.

                         INDEX TO FINANCIAL STATEMENTS

   You should consider the financial statements of AGL of Delaware that we include in this SAI as bearing on the ability of AGL of Delaware to meet its obligations under the Contracts.

   You should only consider the financial statements of National Union that we include in this SAI as bearing on the ability of National Union, as guarantor under a guarantee agreement, to meet its obligations under Contracts with a date of issue prior to December 29, 2006 at 4:00 p.m. Eastern time.

I.  Variable Account I Financial Statements

Report of Independent Registered Public Accounting Firm
Statement of Net Assets as of December 31, 2010
Statement of Operations for the year ended December 31, 2010
Statement of Changes in Net Assets for the years ended December 31, 2010 and 2009, except as indicated
Notes to Financial Statements

II. AGL of Delaware Financial Statements

Report of Independent Registered Public Accounting Firm
Balance Sheets as of December 31, 2010 and 2009
Statements of Income (Loss) for the years ended December 31, 2010, 2009 and 2008 Statements of Comprehensive Income (Loss) for the years ended December 31,
2010, 2009 and 2008
Statements of Shareholder's Equity for the years ended December 31, 2010, 2009 and 2008
Statements of Cash Flows for the years ended December 31, 2010, 2009 and 2008 Notes to Financial Statements

III. National Union Statutory Basis Financial Statements

Report of Independent Auditors
Statements of Admitted Assets as of December 31, 2010 and 2009
Statements of Liabilities, Capital and Surplus as of December 31, 2010 and 2009 Statements of Income and Changes in Capital and Surplus for the years ended December 31, 2010, 2009 and 2008
Statements of Cash Flow for the years ended December 31, 2010, 2009 and 2008 Notes to Statutory Basis Financial Statements

[LOGO] American General
       Life Companies










                                                             Variable Account I
                                                               Variable Annuity









                                                                           2010

                                                                  Annual Report

                                                              December 31, 2010


























                            American General Life Insurance Company of Delaware

[LOGO] PRICEWATERHOUSECOOPERS LLP


                                                     PRICEWATERHOUSECOOPERS LLP
                                                                 1201 LOUISIANA
                                                                     SUITE 2900
                                                          HOUSTON TX 77002-5678
                                                       TELEPHONE (713) 356 4000
                                                       FACSIMILE (713) 356 4717




            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors of American General Life Insurance Company of Delaware and Contract Owners of American General Life Insurance Company of Delaware Variable Account I

In our opinion, the accompanying statement of net assets, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts listed in Note A of American General Life Insurance Company of Delaware Variable Account I at December 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the management of American General Life Insurance Company of Delaware; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investment securities at December 31, 2010 by correspondence with the mutual fund companies, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLC



Houston, Texas
April 29, 2011

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I

STATEMENT OF NET ASSETS
December 31, 2010

                                                     Due from (to)
                                                    American General               Contract      Contract      Net assets
                                      Investment     Life Insurance                 owners        owners     attributable to
                                    securities - at    Company Of                  - annuity  - accumulation contract owner
Sub-accounts                          fair value        Delaware      Net Assets   reserves      reserves       reserves
----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Balanced Wealth
  Strategy Portfolio - Class A       $  63,313,818       $   (1)     $  63,313,817 $  196,675 $  63,117,142   $  63,313,817
AllianceBernstein Global Thematic
  Growth Portfolio - Class A            22,680,007            -         22,680,007     73,383    22,606,624      22,680,007
AllianceBernstein Global Thematic
  Growth Portfolio - Class B            10,869,577           (1)        10,869,576      9,857    10,859,719      10,869,576
AllianceBernstein Growth and
  Income Portfolio - Class A            59,194,233           (1)        59,194,232    202,850    58,991,382      59,194,232
AllianceBernstein Growth and
  Income Portfolio - Class B            58,846,273            -         58,846,273    120,721    58,725,552      58,846,273
AllianceBernstein Growth Portfolio
  - Class A                             25,034,062            -         25,034,062     22,011    25,012,051      25,034,062
AllianceBernstein Growth Portfolio
  - Class B                             17,367,591            -         17,367,591        607    17,366,984      17,367,591
AllianceBernstein Intermediate
  Bond Portfolio - Class A             100,631,894           (1)       100,631,893    108,738   100,523,155     100,631,893
AllianceBernstein Intermediate
  Bond Portfolio - Class B               1,039,357            -          1,039,357          -     1,039,357       1,039,357
AllianceBernstein International
  Growth Portfolio - Class A            45,022,354           (1)        45,022,353     23,418    44,998,935      45,022,353
AllianceBernstein International
  Value Portfolio - Class A             17,289,372            -         17,289,372      4,323    17,285,049      17,289,372
AllianceBernstein Large Cap Growth
  Portfolio - Class A                   46,487,989           (1)        46,487,988    237,228    46,250,760      46,487,988
AllianceBernstein Large Cap Growth
  Portfolio - Class B                   27,740,609            -         27,740,609     79,387    27,661,222      27,740,609
AllianceBernstein Money Market
  Portfolio - Class A                   13,509,991          113         13,510,104      8,777    13,501,327      13,510,104
AllianceBernstein Money Market
  Portfolio - Class B                   14,836,223          124         14,836,347      1,725    14,834,622      14,836,347
AllianceBernstein Real Estate
  Investment Portfolio - Class A        14,908,250            -         14,908,250    135,888    14,772,362      14,908,250
AllianceBernstein Small Cap Growth
  Portfolio - Class A                   22,056,522            1         22,056,523     59,527    21,996,996      22,056,523
AllianceBernstein Small/Mid Cap
  Value Portfolio - Class A             27,359,607            1         27,359,608    126,139    27,233,469      27,359,608
AllianceBernstein U.S. Large Cap
  Blended Style Portfolio - Class B              -            -                  -          -             -               -
AllianceBernstein Utility Income
  Portfolio - Class A                            -            -                  -          -             -               -
AllianceBernstein Value Portfolio
  - Class B                             22,473,925            -         22,473,925    144,171    22,329,754      22,473,925
BlackRock Basic Value V.I. Fund -
  Class I                                3,130,698            -          3,130,698      3,395     3,127,303       3,130,698
BlackRock Equity Dividend V.I.
  Fund - Class I *                         363,667            -            363,667          -       363,667         363,667
BlackRock Global Allocation V.I.
  Fund - Class I                         1,700,510            -          1,700,510          -     1,700,510       1,700,510
BlackRock Global Opportunities
  V.I. Fund - Class I                      265,562           (2)           265,560          -       265,560         265,560
BlackRock High Income V.I. Fund -
  Class I                                  345,895        2,369            348,264          -       348,264         348,264
BlackRock International Value V.I.
  Fund - Class I                         1,011,686           (1)         1,011,685          -     1,011,685       1,011,685
BlackRock Large Cap Core V.I. Fund
  - Class I                              1,373,055            -          1,373,055      2,996     1,370,059       1,373,055
BlackRock Large Cap Growth V.I.
  Fund - Class I                           418,850            -            418,850          -       418,850         418,850
BlackRock Money Market V.I. Fund -
  Class I                                   52,854           (1)            52,853          -        52,853          52,853
BlackRock Total Return V.I. Fund -
  Class I                                  189,983          599            190,582          -       190,582         190,582
BlackRock Value Opportunities V.I.
  Fund - Class I                         1,092,121            -          1,092,121          -     1,092,121       1,092,121
Delaware VIP Balanced Series -
  Standard Class                                 -            -                  -          -             -               -
Delaware VIP Cash Reserve Series -
  Standard Class                             8,654           (1)             8,653          -         8,653           8,653
Delaware VIP High Yield Series -
  Standard Class                           340,225            -            340,225          -       340,225         340,225
Delaware VIP Limited-Term
  Diversified Income Series -
  Standard Class                            75,991           49             76,040          -        76,040          76,040
Delaware VIP Smid Cap Growth
  Series - Standard Class                  105,794            -            105,794          -       105,794         105,794
Delaware VIP Value Series -
  Standard Class                         1,549,081            -          1,549,081      8,132     1,540,949       1,549,081
Dreyfus Stock Index Fund, Inc. -
  Initial Shares                         1,657,783            -          1,657,783     31,722     1,626,061       1,657,783
Fidelity VIP Asset Manager
  Portfolio - Initial Class              1,355,378            -          1,355,378     15,031     1,340,347       1,355,378
Fidelity VIP Contrafund Portfolio
  - Initial Class                          790,738           (1)           790,737     21,583       769,154         790,737
Fidelity VIP Growth Portfolio -
  Initial Class                            964,423           (1)           964,422     16,643       947,779         964,422
Fidelity VIP High Income Portfolio
  - Initial Class                          280,308            -            280,308          -       280,308         280,308
Fidelity VIP Investment Grade Bond
  Portfolio - Initial Class              1,004,907            -          1,004,907     45,130       959,777       1,004,907
Fidelity VIP Money Market
  Portfolio - Initial Class                751,428            -            751,428     26,432       724,996         751,428
Fidelity VIP Overseas Portfolio -
  Initial Class                             80,990            -             80,990          -        80,990          80,990
Invesco V.I. Capital Appreciation
  Fund - Series I                          187,470            -            187,470     11,290       176,180         187,470
Invesco V.I. International Growth
  Fund - Series I                          246,599            -            246,599     10,247       236,352         246,599
Lincoln VIP Delaware Foundation
  Moderate Allocation Fund -
  Standard Class                           383,209           (1)           383,208          -       383,208         383,208
UBS U.S. Allocation Portfolio                    -            -                  -          -             -               -

                            See accompanying notes.

                                   VA I - 2

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I

STATEMENT OF NET ASSETS - CONTINUED
December 31, 2010

                                                     Due from (to)
                                                    American General                                               Net assets
                                      Investment     Life Insurance              Contract owners Contract owners attributable to
                                    securities - at    Company Of                   - annuity    - accumulation  contract owner
Sub-accounts                          fair value        Delaware     Net Assets     reserves        reserves        reserves
--------------------------------------------------------------------------------------------------------------------------------
Van Eck VIP Emerging Markets Fund
  - Initial Class                      $  327,336       $     (1)     $  327,335    $        -      $  327,335     $    327,335
Van Eck VIP Global Hard Assets
  Fund - Initial Class                    274,168             (2)        274,166        10,751         263,415          274,166
Vanguard 500 Index Fund                    18,633              -          18,633        18,633               -           18,633
Vanguard Dividend Growth Fund             235,258             (1)        235,257       235,257               -          235,257
Vanguard GNMA Fund                        211,250              -         211,250       211,250               -          211,250
Vanguard Health Care Fund                  37,659              -          37,659        37,659               -           37,659
Vanguard Inflation-Protected
  Securities Fund                         294,239              -         294,239       294,239               -          294,239
Vanguard International Growth Fund          9,719             (1)          9,718         9,718               -            9,718
Vanguard LifeStrategy Conservative
  Growth Fund                             210,250             (1)        210,249       210,249               -          210,249
Vanguard LifeStrategy Growth Fund         473,716             (2)        473,714       473,714               -          473,714
Vanguard LifeStrategy Income Fund         428,136              -         428,136       428,136               -          428,136
Vanguard LifeStrategy Moderate
  Growth Fund                             556,246              -         556,246       556,246               -          556,246
Vanguard Prime Money Market Fund            3,211              -           3,211         3,211               -            3,211
Vanguard PRIMECAP Fund                      2,372              -           2,372         2,372               -            2,372
Vanguard Small-Cap Growth Index
  Fund                                     64,296             (1)         64,295        64,295               -           64,295
Vanguard Small-Cap Value Index Fund        20,030              -          20,030        20,030               -           20,030
Vanguard Total Bond Market Index
  Fund                                          -              -               -             -               -                -
Vanguard Total International Stock
  Index Fund                              151,886              -         151,886       151,886               -          151,886
Vanguard U.S. Growth Fund                   3,119             (1)          3,118         3,118               -            3,118
Vanguard VIF Balanced Portfolio         6,111,085              -       6,111,085     6,111,085               -        6,111,085
Vanguard VIF Capital Growth
  Portfolio                               494,623              -         494,623       494,623               -          494,623
Vanguard VIF Diversified Value
  Portfolio                               608,724             (3)        608,721       608,721               -          608,721
Vanguard VIF Equity Income
  Portfolio                               615,533              -         615,533       615,533               -          615,533
Vanguard VIF Equity Index Portfolio       519,177              1         519,178       519,178               -          519,178
Vanguard VIF Growth Portfolio             171,873             (1)        171,872       171,872               -          171,872
Vanguard VIF High Yield Bond
  Portfolio                               413,766             (1)        413,765       413,765               -          413,765
Vanguard VIF International
  Portfolio                             2,150,695              -       2,150,695     2,150,695               -        2,150,695
Vanguard VIF Mid-Cap Index
  Portfolio                               604,056              -         604,056       604,056               -          604,056
Vanguard VIF Money Market Portfolio       710,963              1         710,964       710,964               -          710,964
Vanguard VIF REIT Index Portfolio         396,997              -         396,997       396,997               -          396,997
Vanguard VIF Short-Term
  Investment-Grade Portfolio              260,327              -         260,327       260,327               -          260,327
Vanguard VIF Small Company Growth
  Portfolio                               285,801              -         285,801       285,801               -          285,801
Vanguard VIF Total Bond Market
  Index Portfolio                       1,345,225             (1)      1,345,224     1,345,224               -        1,345,224
Vanguard VIF Total Stock Market
  Index Portfolio                       2,627,520              -       2,627,520     2,627,520               -        2,627,520
Vanguard Wellington Fund                   70,618              1          70,619        70,619               -           70,619
Vanguard Windsor Fund                       1,814              -           1,814         1,814               -            1,814

                            See accompanying notes.

                                   VA I - 3

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

                               A             B            A+B=C           D              E             F            C+D+E+F

                                       Mortality and                                             Net change in     Increase
                           Dividends    expense risk                               Capital gain    unrealized     (decrease)
                             from           and            Net       Net realized  distributions  appreciation   in net assets
                            mutual     administrative  investment   gain (loss) on  from mutual  (depreciation)    resulting
Sub-accounts                 funds        charges     income (loss)  investments       funds     of investments from operations
-------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
  Balanced Wealth
  Strategy Portfolio -
  Class A                 $  1,725,752  $  (887,954)  $    837,798   $   286,666     $       -    $  4,265,839   $  5,390,303
AllianceBernstein Global
  Thematic Growth
  Portfolio - Class A          461,428     (298,564)       162,864    (3,177,157)            -       6,441,019      3,426,726
AllianceBernstein Global
  Thematic Growth
  Portfolio - Class B          203,089     (139,510)        63,579       265,564             -       1,196,750      1,525,893
AllianceBernstein Growth
  and Income Portfolio -
  Class A                            -     (809,286)      (809,286)   (2,338,768)            -       9,331,855      6,183,801
AllianceBernstein Growth
  and Income Portfolio -
  Class B                            -     (820,132)      (820,132)   (1,407,775)            -       8,307,767      6,079,860
AllianceBernstein Growth
  Portfolio - Class A           67,369     (339,169)      (271,800)   (1,652,534)            -       4,980,374      3,056,040
AllianceBernstein Growth
  Portfolio - Class B            8,803     (234,382)      (225,579)      859,229             -       1,449,039      2,082,689
AllianceBernstein
  Intermediate Bond
  Portfolio - Class A        5,643,104   (1,490,065)     4,153,039     1,789,939             -       2,006,940      7,949,918
AllianceBernstein
  Intermediate Bond
  Portfolio - Class B           63,688      (16,566)        47,122         7,488             -          34,745         89,355
AllianceBernstein
  International Growth
  Portfolio - Class A          894,392     (603,797)       290,595    (4,473,015)            -       8,648,947      4,466,527
AllianceBernstein
  International Value
  Portfolio - Class A          538,731     (241,666)       297,065    (1,905,798)            -       1,971,348        362,615
AllianceBernstein Large
  Cap Growth Portfolio -
  Class A                      223,912     (631,865)      (407,953)   (2,323,064)            -       6,292,402      3,561,385
AllianceBernstein Large
  Cap Growth Portfolio -
  Class B                       75,865     (384,125)      (308,260)    1,318,157             -       1,021,635      2,031,532
AllianceBernstein Money
  Market Portfolio -
  Class A                        1,536     (215,019)      (213,483)            -             -               -       (213,483)
AllianceBernstein Money
  Market Portfolio -
  Class B                        1,734     (242,865)      (241,131)            -             -               -       (241,131)
AllianceBernstein Real
  Estate Investment
  Portfolio - Class A          201,599     (199,776)         1,823    (2,886,993)            -       5,982,570      3,097,400
AllianceBernstein Small
  Cap Growth Portfolio -
  Class A                            -     (268,220)      (268,220)      732,592             -       5,460,447      5,924,819
AllianceBernstein
  Small/Mid Cap Value
  Portfolio - Class A          113,380     (355,706)      (242,326)     (626,858)            -       6,547,122      5,677,938
AllianceBernstein U.S.
  Large Cap Blended
  Style Portfolio -
  Class B                            -            -              -             -             -               -              -
AllianceBernstein
  Utility Income
  Portfolio - Class A                -            -              -             -             -               -              -
AllianceBernstein Value
  Portfolio - Class B          409,417     (313,048)        96,369    (1,395,819)            -       3,338,798      2,039,348
BlackRock Basic Value
  V.I. Fund - Class I           47,788      (42,817)         4,971       (73,696)            -         377,577        308,852
BlackRock Equity
  Dividend V.I. Fund -
  Class I *                      9,496       (4,751)         4,745        (2,248)       47,315         (20,928)        28,884
BlackRock Global
  Allocation V.I. Fund -
  Class I                       19,170      (22,992)        (3,822)       19,212         8,726         112,725        136,841
BlackRock Global
  Opportunities V.I.
  Fund - Class I                 2,071       (4,182)        (2,111)       52,474             -         (25,596)        24,767
BlackRock High Income
  V.I. Fund - Class I           24,381       (4,405)        19,976        (2,197)            -          23,148         40,927
BlackRock International
  Value V.I. Fund -
  Class I                       10,968      (14,750)        (3,782)     (104,168)            -         146,936         38,986
BlackRock Large Cap Core
  V.I. Fund - Class I           13,660      (18,220)        (4,560)        7,289             -          94,257         96,986
BlackRock Large Cap
  Growth V.I. Fund -
  Class I                        2,451       (6,937)        (4,486)       10,608             -          54,433         60,555
BlackRock Money Market
  V.I. Fund - Class I                2       (1,226)        (1,224)           (1)           (1)              1         (1,225)
BlackRock Total Return
  V.I. Fund - Class I            9,795       (2,747)         7,048          (954)            -           9,345         15,439
BlackRock Value
  Opportunities V.I.
  Fund - Class I                 5,192      (13,907)        (8,715)     (127,858)            -         369,290        232,717
Delaware VIP Balanced
  Series - Standard Class            -            -              -             -             -               -              -
Delaware VIP Cash
  Reserve Series -
  Standard Class                    20         (284)          (264)            -             -               -           (264)
Delaware VIP High Yield
  Series - Standard Class       25,662       (4,119)        21,543         3,465             -          17,793         42,801
Delaware VIP
  Limited-Term
  Diversified Income
  Series - Standard Class        1,772         (944)           828            36           451           1,001          2,316
Delaware VIP Smid Cap
  Growth Series -
  Standard Class                     -       (1,121)        (1,121)        1,816             -          27,237         27,932
Delaware VIP Value
  Series - Standard Class       35,086      (18,019)        17,067        (6,298)            -         184,358        195,127
Dreyfus Stock Index
  Fund, Inc. - Initial
  Shares                        29,204      (22,798)         6,406        29,824             -         159,502        195,732
Fidelity VIP Asset
  Manager Portfolio -
  Initial Class                 21,977      (18,876)         3,101       (29,234)        6,601         172,380        152,848
Fidelity VIP Contrafund
  Portfolio - Initial
  Class                          9,051      (10,953)        (1,902)      (85,905)          328         195,827        108,348
Fidelity VIP Growth
  Portfolio - Initial
  Class                          2,404      (12,360)        (9,956)       (2,029)        2,964         188,124        179,103
Fidelity VIP High Income
  Portfolio - Initial
  Class                         20,920       (3,822)        17,098        (7,267)            -          22,055         31,886
Fidelity VIP Investment
  Grade Bond Portfolio -
  Initial Class                 35,622      (14,788)        20,834        12,014        10,819          21,959         65,626
Fidelity VIP Money
  Market Portfolio -
  Initial Class                  1,685      (13,302)       (11,617)            -           510               -        (11,107)
Fidelity VIP Overseas
  Portfolio - Initial
  Class                          1,180       (1,163)            17         8,237           161             515          8,930
Invesco V.I. Capital
  Appreciation Fund -
  Series I                       1,306       (2,506)        (1,200)        6,339             -          16,970         22,109
Invesco V.I.
  International Growth
  Fund - Series I                5,551       (3,312)         2,239            14             -          24,833         27,086

                            See accompanying notes.

                                   VA I - 4

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I

STATEMENT OF OPERATIONS - CONTINUED
For the Year Ended December 31, 2010

                               A            B            A+B=C           D              E             F             C+D+E+F

                                      Mortality and                                             Net change in
                                       expense risk                               Capital gain    unrealized       Increase
                           Dividends       and            Net       Net realized  distributions  appreciation  (decrease) in net
                          from mutual administrative  investment   gain (loss) on  from mutual  (depreciation) assets resulting
Sub-accounts                 funds       charges     income (loss)  investments       funds     of investments  from operations
--------------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Delaware
  Foundation Moderate
  Allocation Fund -
  Standard Class           $  9,412     $  (4,502)     $   4,910    $     1,960      $     -      $   26,849      $   33,719
UBS U.S. Allocation
  Portfolio                       -              -             -              -            -               -               -
Van Eck VIP Emerging
  Markets Fund - Initial
  Class                       1,806        (4,143)       (2,337)       (55,909)            -         125,940          67,694
Van Eck VIP Global Hard
  Assets Fund - Initial
  Class                         885        (3,309)       (2,424)          (329)            -          61,783          59,030
Vanguard 500 Index Fund         328          (133)           195          (172)            -           2,317           2,340
Vanguard Dividend Growth
  Fund                        4,251        (1,018)         3,233            327            -          16,153          19,713
Vanguard GNMA Fund            7,574        (1,647)         5,927            913        5,664           1,694          14,198
Vanguard Health Care Fund       611          (203)           408          (229)        1,017             768           1,964
Vanguard
  Inflation-Protected
  Securities Fund             7,235        (1,560)         5,675            148            -          10,636          16,459
Vanguard International
  Growth Fund                   152           (67)            85          (312)            -           1,483           1,256
Vanguard LifeStrategy
  Conservative Growth
  Fund                        5,236        (1,127)         4,109          (604)          305          16,866          20,676
Vanguard LifeStrategy
  Growth Fund                 8,888        (2,293)         6,595        (4,169)          191          57,923          60,540
Vanguard LifeStrategy
  Income Fund                11,457        (2,152)         9,305          7,723        1,025          16,199          34,252
Vanguard LifeStrategy
  Moderate Growth Fund       11,358        (2,474)         8,884          3,863          840          50,372          63,959
Vanguard Prime Money
  Market Fund                     2           (26)          (24)              -            -               -            (24)
Vanguard PRIMECAP Fund           22           (17)             5             45           24             180             254
Vanguard Small-Cap
  Growth Index Fund             224          (324)         (100)          1,434            -           6,508           7,842
Vanguard Small-Cap Value
  Index Fund                    362          (139)           223           (89)            -           3,871           4,005
Vanguard Total Bond
  Market Index Fund           1,389          (293)         1,096          4,738            -         (2,985)           2,849
Vanguard Total
  International Stock
  Index Fund                  2,365          (794)         1,571          7,332            -           4,966          13,869
Vanguard U.S. Growth Fund        19           (23)           (4)             13            -             287             296
Vanguard VIF Balanced
  Portfolio                 160,851       (28,864)       131,987       (33,091)            -         464,614         563,510
Vanguard VIF Capital
  Growth Portfolio            3,938        (2,307)         1,631       (18,879)       12,835          60,706          56,293
Vanguard VIF Diversified
  Value Portfolio            13,848        (2,984)        10,864       (20,269)            -          60,326          50,921
Vanguard VIF Equity
  Income Portfolio           11,061        (2,009)         9,052       (12,824)            -          54,310          50,538
Vanguard VIF Equity
  Index Portfolio             8,757        (2,288)         6,469       (10,435)        4,874          62,339          63,247
Vanguard VIF Growth
  Portfolio                   1,062          (798)           264        (1,783)            -          19,390          17,871
Vanguard VIF High Yield
  Bond Portfolio             24,377        (1,703)        22,674       (19,486)            -          31,253          34,441
Vanguard VIF
  International Portfolio    25,652        (8,326)        17,326       (81,514)            -         299,172         234,984
Vanguard VIF Mid-Cap
  Index Portfolio             3,355        (1,835)         1,520       (16,136)            -          93,832          79,216
Vanguard VIF Money
  Market Portfolio            1,845        (4,199)       (2,354)              -            -               -         (2,354)
Vanguard VIF REIT Index
  Portfolio                   8,792        (1,700)         7,092       (48,828)            -         120,625          78,889
Vanguard VIF Short-Term
  Investment-Grade
  Portfolio                   7,770        (1,361)         6,409          1,242            -           4,398          12,049
Vanguard VIF Small
  Company Growth
  Portfolio                     771        (1,250)         (479)        (7,056)            -          77,306          69,771
Vanguard VIF Total Bond
  Market Index Portfolio     32,913        (6,340)        26,573         12,868        1,600          20,229          61,270
Vanguard VIF Total Stock
  Market Index Portfolio     40,725       (11,597)        29,128      (184,252)       48,209         456,478         349,563
Vanguard Wellington Fund      1,548          (358)         1,190            475            -           1,574           3,239
Vanguard Windsor Fund            21           (13)             8           (48)            -             265             225

                            See accompanying notes.

                                   VA I - 5

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Years Ended December 31, 2010 and 2009

                                                                                Sub-accounts
                                                  ------------------------------------------------------------------------
                                                  AllianceBernstein   AllianceBernste  AllianceBernstein AllianceBernstein
                                                   Balanced Wealth       in Global      Global Thematic      Growth and
                                                  Strategy Portfolio     Thematic           Growth       Income Portfolio -
                                                      - Class A           Growth          Portfolio -         Class A
                                                                        Portfolio -         Class B
                                                                          Class A
For the Year Ended December 31, 2010

OPERATIONS:
   Net investment income (loss)                     $       837,798   $       162,864   $        63,579    $      (809,286)
   Net realized gain (loss) on investments                  286,666        (3,177,157)          265,564         (2,338,768)
   Capital gain distributions from mutual funds                   -                 -                 -                  -
   Net change in unrealized appreciation
     (depreciation) of investments                        4,265,839         6,441,019         1,196,750          9,331,855
                                                   ----------------  ----------------  ----------------   ----------------
Increase (decrease) in net assets resulting from
  operations                                              5,390,303         3,426,726         1,525,893          6,183,801
                                                   ----------------  ----------------  ----------------   ----------------

PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                             8,371            12,204             4,776             20,720
   Administrative charges                                  (147,528)          (41,125)          (32,300)           (96,561)
   Net transfers from (to) other Sub-accounts
     or fixed rate option                                  (825,826)         (632,561)           48,613         (1,574,664)
   Mortality reserve transfers                               97,143             7,235             1,891             17,492
   Contract withdrawals                                  (6,317,839)       (1,733,158)         (889,007)        (4,628,901)
   Surrender charges                                           (558)             (425)              (12)            (1,095)
   Death benefits                                        (1,902,724)         (677,130)         (166,831)        (1,940,353)
   Annuity payments                                         (12,814)           (7,081)           (1,371)           (26,252)
                                                   ----------------  ----------------  ----------------   ----------------
Increase (decrease) in net assets resulting from
  principal transactions                                 (9,101,775)       (3,072,041)       (1,034,241)        (8,229,614)
                                                   ----------------  ----------------  ----------------   ----------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                                 (3,711,472)          354,685           491,652         (2,045,813)

NET ASSETS:
   Beginning of year                                     67,025,289        22,325,322        10,377,924         61,240,045
                                                   ----------------  ----------------  ----------------   ----------------
   End of year                                      $    63,313,817   $    22,680,007   $    10,869,576    $    59,194,232
                                                   ================  ================  ================   ================

For the Year Ended December 31, 2009

OPERATIONS:
   Net investment income (loss)                     $      (202,820)  $      (268,587)  $      (119,630)   $     1,566,510
   Net realized gain (loss) on investments               (1,950,336)       (5,105,651)          (20,610)        (7,002,707)
   Capital gain distributions from mutual funds                   -                 -                 -                  -
   Net change in unrealized appreciation
     (depreciation) of investments                       14,922,805        13,300,033         3,612,957         15,371,876
                                                   ----------------  ----------------  ----------------   ----------------
Increase (decrease) in net assets resulting from
  operations                                             12,769,649         7,925,795         3,472,717          9,935,679
                                                   ----------------  ----------------  ----------------   ----------------

PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                            17,972            15,611             3,669             24,948
   Administrative charges                                  (141,308)          (39,548)          (28,586)           (99,709)
   Net transfers from (to) other Sub-accounts
     or fixed rate option                                 2,157,263          (548,407)          775,705         (1,078,148)
   Mortality reserve transfers                                    -                 -                 -                  -
   Contract withdrawals                                  (6,889,940)       (1,522,365)         (921,916)        (5,158,064)
   Surrender charges                                         (6,333)           (1,375)           (1,273)            (1,608)
   Death benefits                                        (2,560,232)         (351,160)         (398,333)        (2,887,664)
   Annuity payments                                          (6,407)           (5,913)           (1,148)           (22,240)
                                                   ----------------  ----------------  ----------------   ----------------
Increase (decrease) in net assets resulting from
  principal transactions                                 (7,428,985)       (2,453,157)         (571,882)        (9,222,485)
                                                   ----------------  ----------------  ----------------   ----------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                                  5,340,664         5,472,638         2,900,835            713,194

NET ASSETS:
   Beginning of year                                     61,684,625        16,852,684         7,477,089         60,526,851
                                                   ----------------  ----------------  ----------------   ----------------
   End of year                                      $    67,025,289   $    22,325,322   $    10,377,924    $    61,240,045
                                                   ================  ================  ================   ================

                            See accompanying notes.

                                   VA I - 6

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2010 and 2009

                                                                         Sub-accounts
                                         ---------------------------------------------------------------------------
                                         AllianceBernstein  AllianceBernstein  AllianceBernstein   AllianceBernstein
                                             Growth and     Growth Portfolio - Growth Portfolio -  Intermediate Bond
                                         Income Portfolio -      Class A            Class B       Portfolio - Class A
                                              Class B

For the Year Ended December 31, 2010

OPERATIONS:
  Net investment income (loss)             $      (820,132)   $      (271,800)   $      (225,579)   $      4,153,039
  Net realized gain (loss) on
   investments                                  (1,407,775)        (1,652,534)           859,229           1,789,939
  Capital gain distributions from
   mutual funds                                          -                  -                  -                   -
  Net change in unrealized appreciation
   (depreciation) of investments                 8,307,767          4,980,374          1,449,039           2,006,940
                                          ----------------   ----------------   ----------------   -----------------
Increase (decrease) in net assets
  resulting from operations                      6,079,860          3,056,040          2,082,689           7,949,918
                                          ----------------   ----------------   ----------------   -----------------

PRINCIPAL TRANSACTIONS:
  Net contract purchase payments                    15,919             11,784              3,176             122,329
  Administrative charges                          (170,859)           (38,956)           (50,063)           (239,385)
  Net transfers from (to) other
   Sub-accounts or fixed rate option            (1,606,065)          (820,336)          (326,850)            621,294
  Mortality reserve transfers                          451              6,341                677             (74,828)
  Contract withdrawals                          (6,257,736)        (1,779,431)        (1,623,374)        (11,266,128)
  Surrender charges                                 (1,118)              (162)               (57)             (8,079)
  Death benefits                                (1,625,769)          (891,233)          (549,373)         (3,527,893)
  Annuity payments                                 (19,052)            (4,459)              (258)            (35,553)
                                          ----------------   ----------------   ----------------   -----------------
Increase (decrease) in net assets
  resulting from principal transactions         (9,664,229)        (3,516,452)        (2,546,122)        (14,408,243)
                                          ----------------   ----------------   ----------------   -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS         (3,584,369)          (460,412)          (463,433)         (6,458,325)

NET ASSETS:
  Beginning of year                             62,430,642         25,494,474         17,831,024         107,090,218
                                          ----------------   ----------------   ----------------   -----------------
  End of year                              $    58,846,273    $    25,034,062    $    17,367,591    $    100,631,893
                                          ================   ================   ================   =================

For the Year Ended December 31, 2009

OPERATIONS:
  Net investment income (loss)             $     1,261,998    $      (321,678)   $      (232,561)   $      2,400,075
  Net realized gain (loss) on
   investments                                  (5,149,968)        (3,411,517)           435,284          (1,059,615)
  Capital gain distributions from
   mutual funds                                          -                  -                  -                   -
  Net change in unrealized appreciation
   (depreciation) of investments                13,767,882         10,057,190          4,300,713          15,341,722
                                          ----------------   ----------------   ----------------   -----------------
Increase (decrease) in net assets
  resulting from operations                      9,879,912          6,323,995          4,503,436          16,682,182
                                          ----------------   ----------------   ----------------   -----------------
PRINCIPAL TRANSACTIONS:
  Net contract purchase payments                    21,599             10,222              2,540              17,769
  Administrative charges                          (176,055)           (39,100)           (48,527)           (242,574)
  Net transfers from (to) other
   Sub-accounts or fixed rate option            (2,177,492)          (975,430)          (768,017)            638,679
  Mortality reserve transfers                            -                  -                  -                   -
  Contract withdrawals                          (6,571,914)        (1,679,579)        (1,488,705)        (16,257,895)
  Surrender charges                                 (9,886)              (517)            (1,610)            (23,096)
  Death benefits                                (4,343,937)          (748,504)        (1,273,731)         (2,556,420)
  Annuity payments                                 (14,978)            (3,842)              (291)            (30,079)
                                          ----------------   ----------------   ----------------   -----------------
Increase (decrease) in net assets
  resulting from principal transactions        (13,272,663)        (3,436,750)        (3,578,341)        (18,453,616)
                                          ----------------   ----------------   ----------------   -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS         (3,392,751)         2,887,245            925,095          (1,771,434)

NET ASSETS:
  Beginning of year                             65,823,393         22,607,229         16,905,929         108,861,652
                                          ----------------   ----------------   ----------------   -----------------
  End of year                              $    62,430,642    $    25,494,474    $    17,831,024    $    107,090,218
                                          ================   ================   ================   =================

                            See accompanying notes.

                                   VA I - 7

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2010 and 2009

                                                                    Sub-accounts
                                    ---------------------------------------------------------------------------
                                     AllianceBernstein  AllianceBernstein  AllianceBernstein  AllianceBernstein
                                     Intermediate Bond    International      International    Large Cap Growth
                                    Portfolio - Class B Growth Portfolio - Value Portfolio - Portfolio - Class A
                                                             Class A            Class A

For the Year Ended December 31,
  2010

OPERATIONS:
  Net investment income (loss)         $       47,122     $       290,595   $       297,065    $      (407,953)
  Net realized gain (loss) on
   investments                                  7,488          (4,473,015)       (1,905,798)        (2,323,064)
  Capital gain distributions from
   mutual funds                                     -                   -                 -                  -
  Net change in unrealized
   appreciation (depreciation) of
   investments                                 34,745           8,648,947         1,971,348          6,292,402
                                     ----------------    ----------------  ----------------   ----------------
Increase (decrease) in net assets
  resulting from operations                    89,355           4,466,527           362,615          3,561,385
                                     ----------------    ----------------  ----------------   ----------------

PRINCIPAL TRANSACTIONS:
  Net contract purchase payments                    -               9,492               775             63,491
  Administrative charges                       (2,313)           (106,306)          (48,997)           (83,581)
  Net transfers from (to) other
   Sub-accounts or fixed rate
   option                                    (174,890)         (1,303,316)         (567,280)        (1,121,853)
  Mortality reserve transfers                       -             (70,813)            2,307             32,342
  Contract withdrawals                       (106,217)         (4,014,749)       (1,402,249)        (3,616,180)
  Surrender charges                                 -                (307)             (178)              (637)
  Death benefits                             (128,674)           (760,138)         (509,592)        (1,363,603)
  Annuity payments                                  -             (12,332)           (1,508)           (27,615)
                                     ----------------    ----------------  ----------------   ----------------
Increase (decrease) in net assets
  resulting from principal
  transactions                               (412,094)         (6,258,469)       (2,526,722)        (6,117,636)
                                     ----------------    ----------------  ----------------   ----------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                     (322,739)         (1,791,942)       (2,164,107)        (2,556,251)

NET ASSETS:
  Beginning of year                         1,362,096          46,814,295        19,453,479         49,044,239
                                     ----------------    ----------------  ----------------   ----------------
  End of year                          $    1,039,357     $    45,022,353   $    17,289,372    $    46,487,988
                                     ================    ================  ================   ================
For the Year Ended December 31,
  2009

OPERATIONS:
  Net investment income (loss)         $       25,965     $     1,349,888   $        (7,710)   $      (541,504)
  Net realized gain (loss) on
   investments                                (10,103)         (9,426,805)       (2,620,684)        (5,099,505)
  Capital gain distributions from
   mutual funds                                     -                   -                 -                  -
  Net change in unrealized
   appreciation (depreciation) of
   investments                                180,988          21,019,265         7,244,043         19,040,699
                                     ----------------    ----------------  ----------------   ----------------
Increase (decrease) in net assets
  resulting from operations                   196,850          12,942,348         4,615,649         13,399,690
                                     ----------------    ----------------  ----------------   ----------------

PRINCIPAL TRANSACTIONS:
  Net contract purchase payments                    -              15,098             3,535             60,614
  Administrative charges                       (2,425)            (98,956)          (48,873)           (83,608)
  Net transfers from (to) other
   Sub-accounts or fixed rate
   option                                     (18,924)         (1,047,766)         (716,579)          (964,782)
  Mortality reserve transfers                       -                   -                 -                  -
  Contract withdrawals                        (45,196)         (3,828,650)       (2,304,322)        (3,361,473)
  Surrender charges                                 -              (3,402)           (2,776)            (1,819)
  Death benefits                                    -            (877,815)         (115,753)        (2,087,627)
  Annuity payments                                  -             (10,242)           (1,603)           (23,519)
                                     ----------------    ----------------  ----------------   ----------------
Increase (decrease) in net assets
  resulting from principal
  transactions                                (66,545)         (5,851,733)       (3,186,371)        (6,462,214)
                                     ----------------    ----------------  ----------------   ----------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                      130,305           7,090,615         1,429,278          6,937,476

NET ASSETS:
  Beginning of year                         1,231,791          39,723,680        18,024,201         42,106,763
                                     ----------------    ----------------  ----------------   ----------------
  End of year                          $    1,362,096     $    46,814,295   $    19,453,479    $    49,044,239
                                     ================    ================  ================   ================

                            See accompanying notes.

                                   VA I - 8

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2010 and 2009

                                                                     Sub-accounts
                                    ------------------------------------------------------------------------------
                                     AllianceBernstein   AllianceBernstein   AllianceBernstein   AllianceBernstein
                                     Large Cap Growth      Money Market        Money Market         Real Estate
                                    Portfolio - Class B Portfolio - Class A Portfolio - Class B     Investment
                                                                                                Portfolio - Class A

For the Year Ended December 31,
  2010

OPERATIONS:
  Net investment income (loss)        $      (308,260)    $      (213,483)    $      (241,131)    $         1,823
  Net realized gain (loss) on
   investments                              1,318,157                   -                   -          (2,886,993)
  Capital gain distributions from
   mutual funds                                     -                   -                   -                   -
  Net change in unrealized
   appreciation (depreciation) of
   investments                              1,021,635                   -                   -           5,982,570
                                     ----------------    ----------------    ----------------    ----------------
Increase (decrease) in net assets
  resulting from operations                 2,031,532            (213,483)           (241,131)          3,097,400
                                     ----------------    ----------------    ----------------    ----------------

PRINCIPAL TRANSACTIONS:
  Net contract purchase payments                9,694              81,000              39,447              19,675
  Administrative charges                      (85,852)            (21,065)            (45,557)            (36,154)
  Net transfers from (to) other
   Sub-accounts or fixed rate
   option                                    (584,952)            (75,044)           (335,978)            272,474
  Mortality reserve transfers                  43,016              23,405            (119,918)            (53,624)
  Contract withdrawals                     (2,880,464)         (3,678,162)         (4,350,669)         (1,433,380)
  Surrender charges                              (399)               (191)               (966)               (662)
  Death benefits                           (1,016,604)         (1,006,353)           (617,064)           (438,212)
  Annuity payments                            (26,134)            (16,610)            (17,034)            (18,792)
                                     ----------------    ----------------    ----------------    ----------------
Increase (decrease) in net assets
  resulting from principal
  transactions                             (4,541,695)         (4,693,020)         (5,447,739)         (1,688,675)
                                     ----------------    ----------------    ----------------    ----------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                   (2,510,163)         (4,906,503)         (5,688,870)          1,408,725

NET ASSETS:
  Beginning of year                        30,250,772          18,416,607          20,525,217          13,499,525
                                     ----------------    ----------------    ----------------    ----------------
  End of year                         $    27,740,609     $    13,510,104     $    14,836,347     $    14,908,250
                                     ================    ================    ================    ================

For the Year Ended December 31,
  2009

OPERATIONS:
  Net investment income (loss)        $      (387,494)    $      (217,621)    $      (271,112)    $       174,406
  Net realized gain (loss) on
   investments                               (537,660)                  -                   -          (5,570,663)
  Capital gain distributions from
   mutual funds                                     -                   -                   -             240,987
  Net change in unrealized
   appreciation (depreciation) of
   investments                              9,222,378                   -                   -           7,871,584
                                     ----------------    ----------------    ----------------    ----------------
Increase (decrease) in net assets
  resulting from operations                 8,297,224            (217,621)           (271,112)          2,716,314
                                     ----------------    ----------------    ----------------    ----------------

PRINCIPAL TRANSACTIONS:
  Net contract purchase payments               10,417                 250              31,251               5,603
  Administrative charges                      (86,833)            (21,897)            (47,664)            (28,808)
  Net transfers from (to) other
   Sub-accounts or fixed rate
   option                                    (960,233)          8,126,277          12,282,288            (824,472)
  Mortality reserve transfers                       -              15,593               3,088                   -
  Contract withdrawals                     (3,670,693)         (7,060,162)        (12,522,139)         (1,245,661)
  Surrender charges                            (4,906)             (1,177)            (20,572)             (1,527)
  Death benefits                           (1,288,997)           (612,591)           (735,716)           (319,844)
  Annuity payments                            (24,080)            (17,464)             (3,575)             (8,588)
                                     ----------------    ----------------    ----------------    ----------------
Increase (decrease) in net assets
  resulting from principal
  transactions                             (6,025,325)            428,829          (1,013,039)         (2,423,297)
                                     ----------------    ----------------    ----------------    ----------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                    2,271,899             211,208          (1,284,151)            293,017

NET ASSETS:
  Beginning of year                        27,978,873          18,205,399          21,809,368          13,206,508
                                     ----------------    ----------------    ----------------    ----------------
  End of year                         $    30,250,772     $    18,416,607     $    20,525,217     $    13,499,525
                                     ================    ================    ================    ================

                            See accompanying notes.

                                   VA I - 9

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2010 and 2009

                                                                    Sub-accounts
                                    ----------------------------------------------------------------------------
                                     AllianceBernstein  AllianceBernstein  AllianceBernstein   AllianceBernstein
                                     Small Cap Growth     Small/Mid Cap     U.S. Large Cap      Utility Income
                                    Portfolio - Class A Value Portfolio -    Blended Style    Portfolio - Class A
                                                             Class A      Portfolio - Class B

For the Year Ended December 31,
  2010

OPERATIONS:
  Net investment income (loss)        $      (268,220)   $      (242,326)     $         -         $          -
  Net realized gain (loss) on
   investments                                732,592           (626,858)               -                    -
  Capital gain distributions from
   mutual funds                                     -                  -                -                    -
  Net change in unrealized
   appreciation (depreciation) of
   investments                              5,460,447          6,547,122                -                    -
                                     ----------------   ----------------     ------------        -------------
Increase (decrease) in net assets
  resulting from operations                 5,924,819          5,677,938                -                    -
                                     ----------------   ----------------     ------------        -------------

PRINCIPAL TRANSACTIONS:
  Net contract purchase payments               12,520              3,591                -                    -
  Administrative charges                      (48,189)           (69,285)               -                    -
  Net transfers from (to) other
   Sub-accounts or fixed rate
   option                                    (113,193)          (673,250)               -                    -
  Mortality reserve transfers                   1,909             33,646                -                    -
  Contract withdrawals                     (1,515,832)        (2,176,540)               -                    -
  Surrender charges                              (213)              (287)               -                    -
  Death benefits                             (508,949)          (666,905)               -                    -
  Annuity payments                             (6,539)           (43,927)               -                    -
                                     ----------------   ----------------     ------------        -------------
Increase (decrease) in net assets
  resulting from principal
  transactions                             (2,178,486)        (3,592,957)               -                    -
                                     ----------------   ----------------     ------------        -------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                    3,746,333          2,084,981                -                    -

NET ASSETS:
  Beginning of year                        18,310,190         25,274,627                -                    -
                                     ----------------   ----------------     ------------        -------------
  End of year                         $    22,056,523    $    27,359,608      $         -         $          -
                                     ================   ================     ============        =============
For the Year Ended December 31,
  2009

OPERATIONS:
  Net investment income (loss)        $      (221,569)   $       (66,097)     $    11,238         $    778,184
  Net realized gain (loss) on
   investments                               (428,300)        (2,244,479)      (1,130,948)          (7,176,578)
  Capital gain distributions from
   mutual funds                                     -            909,607                -                    -
  Net change in unrealized
   appreciation (depreciation) of
   investments                              6,030,952          8,661,485        1,058,379            7,751,514
                                     ----------------   ----------------     ------------        -------------
Increase (decrease) in net assets
  resulting from operations                 5,381,083          7,260,516          (61,331)           1,353,120
                                     ----------------   ----------------     ------------        -------------

PRINCIPAL TRANSACTIONS:
  Net contract purchase payments               13,677              5,368                -                5,360
  Administrative charges                      (40,410)           (60,384)            (264)             (35,430)
  Net transfers from (to) other
   Sub-accounts or fixed rate
   option                                    (142,728)          (299,127)      (1,323,084)         (21,549,183)
  Mortality reserve transfers                       -                  -                -               (4,089)
  Contract withdrawals                     (1,096,552)        (2,419,445)          (6,937)          (1,497,694)
  Surrender charges                            (2,017)            (3,900)               -               (1,749)
  Death benefits                             (622,724)          (575,097)         (17,232)            (472,192)
  Annuity payments                             (4,675)           (30,795)            (351)              (2,590)
                                     ----------------   ----------------     ------------        -------------
Increase (decrease) in net assets
  resulting from principal
  transactions                             (1,895,429)        (3,383,380)      (1,347,868)         (23,557,567)
                                     ----------------   ----------------     ------------        -------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                    3,485,654          3,877,136       (1,409,199)         (22,204,447)

NET ASSETS:
  Beginning of year                        14,824,536         21,397,491        1,409,199           22,204,447
                                     ----------------   ----------------     ------------        -------------
  End of year                         $    18,310,190    $    25,274,627      $         -         $          -
                                     ================   ================     ============        =============

                            See accompanying notes.

                                   VA I - 10

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2010 and 2009

                                                                    Sub-accounts
                                    ---------------------------------------------------------------------------
                                    AllianceBernstein  BlackRock Basic    BlackRock Equity        BlackRock
                                    Value Portfolio - Value V.I. Fund - Dividend V.I. Fund -  Global Allocation
                                         Class B           Class I           Class I *       V.I. Fund - Class I

For the Year Ended December 31,
  2010

OPERATIONS:
  Net investment income (loss)       $        96,369    $        4,971      $      4,745        $      (3,822)
  Net realized gain (loss) on
   investments                           (1,395,819)          (73,696)           (2,248)                19,212
  Capital gain distributions from
   mutual funds                                    -                 -            47,315                 8,726
  Net change in unrealized
   appreciation (depreciation) of
   investments                             3,338,798           377,577          (20,928)               112,725
                                    ----------------   ---------------     -------------       ---------------
Increase (decrease) in net assets
  resulting from operations                2,039,348           308,852            28,884               136,841
                                    ----------------   ---------------     -------------       ---------------

PRINCIPAL TRANSACTIONS:
  Net contract purchase payments               7,037               120                 -                   120
  Administrative charges                     (63,946)           (7,087)             (719)               (3,771)
  Net transfers from (to) other
   Sub-accounts or fixed rate
   option                                  (788,116)         (144,449)            13,596                51,993
  Mortality reserve transfers                 41,764               849                 -                     -
  Contract withdrawals                   (2,121,634)          (93,303)          (18,542)             (119,292)
  Surrender charges                            (688)                 -                 -                     -
  Death benefits                           (578,502)         (116,826)          (13,399)              (26,936)
  Annuity payments                           (43,381)             (585)                -                     -
                                    ----------------   ---------------     -------------       ---------------
Increase (decrease) in net assets
  resulting from principal
  transactions                            (3,547,466)         (361,281)          (19,064)              (97,886)
                                    ----------------   ---------------     -------------       ---------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                  (1,508,118)          (52,429)            9,820                38,955

NET ASSETS:
  Beginning of year                       23,982,043         3,183,127           353,847             1,661,555
                                    ----------------   ---------------     -------------       ---------------
  End of year                        $    22,473,925    $    3,130,698      $    363,667        $    1,700,510
                                    ================   ===============     =============       ===============

For the Year Ended December 31,
  2009

OPERATIONS:
  Net investment income (loss)       $       386,818    $       19,584      $      5,814        $        8,049
  Net realized gain (loss) on
   investments                            (2,187,584)         (218,809)           (2,329)                 (312)
  Capital gain distributions from
   mutual funds                                    -                 -             2,370                     -
  Net change in unrealized
   appreciation (depreciation) of
   investments                             5,592,738           909,917            35,609               260,032
                                    ----------------   ---------------     -------------       ---------------
Increase (decrease) in net assets
  resulting from operations                3,791,972           710,692            41,464               267,769
                                    ----------------   ---------------     -------------       ---------------

PRINCIPAL TRANSACTIONS:
  Net contract purchase payments              13,052               480                 -                   480
  Administrative charges                     (63,546)           (6,524)             (699)               (3,223)
  Net transfers from (to) other
   Sub-accounts or fixed rate
   option                                   (379,573)         (112,253)               (1)              115,161
  Mortality reserve transfers                      -                 -                 -                     -
  Contract withdrawals                    (2,593,594)          (84,022)           (9,848)              (52,423)
  Surrender charges                           (2,554)                -                 -                     -
  Death benefits                            (675,955)          (77,949)                -                   302
  Annuity payments                           (36,522)             (498)                -                     -
                                    ----------------   ---------------     -------------       ---------------
Increase (decrease) in net assets
  resulting from principal
  transactions                            (3,738,692)         (280,766)          (10,548)               60,297
                                    ----------------   ---------------     -------------       ---------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                      53,280           429,926            30,916               328,066

NET ASSETS:
  Beginning of year                       23,928,763         2,753,201           322,931             1,333,489
                                    ----------------   ---------------     -------------       ---------------
  End of year                        $    23,982,043    $    3,183,127      $    353,847        $    1,661,555
                                    ================   ===============     =============       ===============

                            See accompanying notes.

                                   VA I - 11

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2010 and 2009

                                                                  Sub-accounts
                                    -----------------------------------------------------------------------
                                        BlackRock        BlackRock High       BlackRock        BlackRock
                                          Global       Income V.I. Fund -   International    Large Cap Core
                                    Opportunities V.I.      Class I       Value V.I. Fund -   V.I. Fund -
                                      Fund - Class I                           Class I          Class I

For the Year Ended December 31,
  2010

OPERATIONS:
  Net investment income (loss)         $     (2,111)      $     19,976      $       (3,782)  $       (4,560)
  Net realized gain (loss) on
   investments                               52,474             (2,197)           (104,168)           7,289
  Capital gain distributions from
   mutual funds                                   -                  -                   -                -
  Net change in unrealized
   appreciation (depreciation) of
   investments                              (25,596)            23,148             146,936           94,257
                                      -------------      -------------     ---------------  ---------------
Increase (decrease) in net assets
  resulting from operations                  24,767             40,927              38,986           96,986
                                      -------------      -------------     ---------------  ---------------

PRINCIPAL TRANSACTIONS:
  Net contract purchase payments                  -                  -                   -              120
  Administrative charges                       (643)              (667)             (2,715)          (3,217)
  Net transfers from (to) other
   Sub-accounts or fixed rate
   option                                   (37,391)            34,170             (79,329)          52,730
  Mortality reserve transfers                     -                  -                   -              782
  Contract withdrawals                      (11,958)            (9,370)            (44,847)         (32,088)
  Surrender charges                               -                  -                   -                -
  Death benefits                            (71,900)                 -             (87,564)         (28,738)
  Annuity payments                                -                  -                   -             (525)
                                      -------------      -------------     ---------------  ---------------
Increase (decrease) in net assets
  resulting from principal
  transactions                             (121,892)            24,133            (214,455)         (10,936)
                                      -------------      -------------     ---------------  ---------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                    (97,125)            65,060            (175,469)          86,050

NET ASSETS:
  Beginning of year                         362,685            283,204           1,187,154        1,287,005
                                      -------------      -------------     ---------------  ---------------
  End of year                          $    265,560       $    348,264      $    1,011,685   $    1,373,055
                                      =============      =============     ===============  ===============

For the Year Ended December 31,
  2009

OPERATIONS:
  Net investment income (loss)         $      3,875       $     19,031      $        8,487   $         (190)
  Net realized gain (loss) on
   investments                              (13,389)           (12,547)            (59,613)         (13,449)
  Capital gain distributions from
   mutual funds                                   -                  -                   -                -
  Net change in unrealized
   appreciation (depreciation) of
   investments                              107,043             96,541             310,895          234,361
                                      -------------      -------------     ---------------  ---------------
Increase (decrease) in net assets
  resulting from operations                  97,529            103,025             259,769          220,722
                                      -------------      -------------     ---------------  ---------------

PRINCIPAL TRANSACTIONS:
  Net contract purchase payments                  -                  -                   -              480
  Administrative charges                       (681)              (548)             (2,678)          (2,859)
  Net transfers from (to) other
   Sub-accounts or fixed rate
   option                                       (13)               (32)            (32,901)         (31,129)
  Mortality reserve transfers                     -                  -                   -                -
  Contract withdrawals                      (16,868)           (23,673)            (14,383)         (18,845)
  Surrender charges                               -                  -                   -                -
  Death benefits                            (34,485)                 -             (44,863)            (903)
  Annuity payments                                -                  -                   -             (471)
                                      -------------      -------------     ---------------  ---------------
Increase (decrease) in net assets
  resulting from principal
  transactions                              (52,047)           (24,253)            (94,825)         (53,727)
                                      -------------      -------------     ---------------  ---------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                     45,482             78,772             164,944          166,995

NET ASSETS:
  Beginning of year                         317,203            204,432           1,022,210        1,120,010
                                      -------------      -------------     ---------------  ---------------
  End of year                          $    362,685       $    283,204      $    1,187,154   $    1,287,005
                                      =============      =============     ===============  ===============

                            See accompanying notes.

                                   VA I - 12

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2010 and 2009

                                                                Sub-accounts
-                                   -------------------------------------------------------------------
                                    BlackRock Large  BlackRock Money    BlackRock Total     BlackRock
                                    Cap Growth V.I. Market V.I. Fund - Return V.I. Fund -     Value
                                    Fund - Class I       Class I            Class I       Opportunities
                                                                                           V.I. Fund -
                                                                                             Class I

For the Year Ended December 31,
  2010

OPERATIONS:
  Net investment income (loss)        $     (4,486)    $     (1,224)      $      7,048     $     (8,715)
  Net realized gain (loss) on
   investments                              10,608               (1)              (954)        (127,858)
  Capital gain distributions from
   mutual funds                                  -               (1)                 -                -
  Net change in unrealized
   appreciation (depreciation) of
   investments                              54,433                1              9,345          369,290
                                     -------------    -------------      -------------    -------------
Increase (decrease) in net assets
  resulting from operations                 60,555           (1,225)            15,439          232,717
                                     -------------    -------------      -------------    -------------

PRINCIPAL TRANSACTIONS:
  Net contract purchase payments                 -                -                  -                -
  Administrative charges                    (1,000)            (200)              (250)          (2,434)
  Net transfers from (to) other
   Sub-accounts or fixed rate
   option                                  (21,527)            (201)           (21,323)         (70,913)
  Mortality reserve transfers                    -                -                  -                -
  Contract withdrawals                     (14,833)         (91,343)              (669)         (27,673)
  Surrender charges                              -                -                  -                -
  Death benefits                          (112,597)               -                  -           (1,707)
  Annuity payments                               -                -                  -                -
                                     -------------    -------------      -------------    -------------
Increase (decrease) in net assets
  resulting from principal
  transactions                            (149,957)         (91,744)           (22,242)        (102,727)
                                     -------------    -------------      -------------    -------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                   (89,402)         (92,969)            (6,803)         129,990

NET ASSETS:
  Beginning of year                        508,252          145,822            197,385          962,131
                                     -------------    -------------      -------------    -------------
  End of year                         $    418,850     $     52,853       $    190,582     $  1,092,121
                                     =============    =============      =============    =============

For the Year Ended December 31,
  2009

OPERATIONS:
  Net investment income (loss)        $     (3,489)    $     (2,565)      $      8,262     $     (6,016)
  Net realized gain (loss) on
   investments                              (7,811)               -               (861)        (130,844)
  Capital gain distributions from
   mutual funds                                  -               21                872                -
  Net change in unrealized
   appreciation (depreciation) of
   investments                             109,688                -             18,865          344,742
                                     -------------    -------------      -------------    -------------
Increase (decrease) in net assets
  resulting from operations                 98,388           (2,544)            27,138          207,882
                                     -------------    -------------      -------------    -------------

PRINCIPAL TRANSACTIONS:
  Net contract purchase payments                 -                -                  -                -
  Administrative charges                      (877)            (328)              (230)          (2,128)
  Net transfers from (to) other
   Sub-accounts or fixed rate
   option                                  (11,347)           7,354              2,187          (16,859)
  Mortality reserve transfers                    -                -                  -                -
  Contract withdrawals                      (2,193)         (97,014)              (635)          (7,314)
  Surrender charges                              -                -                  -                -
  Death benefits                                 -                -                  -          (65,440)
  Annuity payments                               -                -                  -                -
                                     -------------    -------------      -------------    -------------
Increase (decrease) in net assets
  resulting from principal
  transactions                             (14,417)         (89,988)             1,322          (91,741)
                                     -------------    -------------      -------------    -------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                    83,971          (92,532)            28,460          116,141

NET ASSETS:
  Beginning of year                        424,281          238,354            168,925          845,990
                                     -------------    -------------      -------------    -------------
  End of year                         $    508,252     $    145,822       $    197,385     $    962,131
                                     =============    =============      =============    =============

                            See accompanying notes.

                                   VA I - 13

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2010 and 2009

                                                                 Sub-accounts
                                    ----------------------------------------------------------------------
                                      Delaware VIP      Delaware VIP       Delaware VIP      Delaware VIP
                                    Balanced Series -   Cash Reserve    High Yield Series -  Limited-Term
                                     Standard Class   Series - Standard   Standard Class      Diversified
                                                            Class                           Income Series -
                                                                                            Standard Class

For the Year Ended December 31,
  2010

OPERATIONS:
  Net investment income (loss)          $       -        $      (264)       $     21,543      $       828
  Net realized gain (loss) on
   investments                                  -                  -               3,465               36
  Capital gain distributions from
   mutual funds                                 -                  -                   -              451
  Net change in unrealized
   appreciation (depreciation) of
   investments                                  -                  -              17,793            1,001
                                       ----------       ------------       -------------     ------------
Increase (decrease) in net assets
  resulting from operations                     -               (264)             42,801            2,316
                                       ----------       ------------       -------------     ------------

PRINCIPAL TRANSACTIONS:
Net contract purchase payments                  -                  -                   -                -
  Administrative charges                        -               (153)               (219)             (42)
  Net transfers from (to) other
   Sub-accounts or fixed rate
   option                                       -                  -                  (3)              (1)
  Mortality reserve transfers                   -                  -                   -                -
  Contract withdrawals                          -            (29,888)            (20,621)               -
  Surrender charges                             -                  -                   -                -
  Death benefits                                -                  -                   -                -
  Annuity payments                              -                  -                   -                -
                                       ----------       ------------       -------------     ------------
Increase (decrease) in net assets
  resulting from principal
  transactions                                  -            (30,041)            (20,843)             (43)
                                       ----------       ------------       -------------     ------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                        -            (30,305)             21,958            2,273

NET ASSETS:
  Beginning of year                             -             38,958             318,267           73,767
                                       ----------       ------------       -------------     ------------
  End of year                           $       -        $     8,653        $    340,225      $    76,040
                                       ==========       ============       =============     ============

For the Year Ended December 31,
  2009

OPERATIONS:
  Net investment income (loss)          $  12,693        $      (584)       $     21,577      $     3,498
  Net realized gain (loss) on
   investments                           (106,080)                 -             (24,814)           2,014
  Capital gain distributions from
   mutual funds                                 -                  -                   -                -
  Net change in unrealized
   appreciation (depreciation) of
   investments                            100,465                  -             128,523           11,779
                                       ----------       ------------       -------------     ------------
Increase (decrease) in net assets
  resulting from operations                 7,078               (584)            125,286           17,291
                                       ----------       ------------       -------------     ------------

PRINCIPAL TRANSACTIONS:
  Net contract purchase payments                -                  -                   -                -
  Administrative charges                     (220)              (110)               (316)            (104)
  Net transfers from (to) other
   Sub-accounts or fixed rate
   option                                (332,603)                 -                 (20)              (5)
  Mortality reserve transfers                   -                  -                   -                -
  Contract withdrawals                     (3,956)           (39,207)            (96,346)        (100,988)
  Surrender charges                             -                  -                   -                -
  Death benefits                           (3,022)                 -                   -                -
  Annuity payments                              -                  -                   -                -
                                       ----------       ------------       -------------     ------------
Increase (decrease) in net assets
  resulting from principal
  transactions                           (339,801)           (39,317)            (96,682)        (101,097)
                                       ----------       ------------       -------------     ------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                 (332,723)           (39,901)             28,604          (83,806)

NET ASSETS:
  Beginning of year                       332,723             78,859             289,663          157,573
                                       ----------       ------------       -------------     ------------
  End of year                           $       -        $    38,958        $    318,267      $    73,767
                                       ==========       ============       =============     ============

                            See accompanying notes.

                                   VA I - 14

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2010 and 2009

                                                                   Sub-accounts
                                    --------------------------------------------------------------------------
                                      Delaware VIP    Delaware VIP Value   Dreyfus Stock       Fidelity VIP
                                     Smid Cap Growth  Series - Standard  Index Fund, Inc. -    Asset Manager
                                    Series - Standard       Class          Initial Shares   Portfolio - Initial
                                          Class                                                    Class

For the Year Ended December 31,
  2010

OPERATIONS:
  Net investment income (loss)         $    (1,121)     $       17,067     $        6,406      $        3,101
  Net realized gain (loss) on
   investments                               1,816              (6,298)            29,824             (29,234)
  Capital gain distributions from
   mutual funds                                  -                   -                  -               6,601
  Net change in unrealized
   appreciation (depreciation) of
   investments                              27,237             184,358            159,502             172,380
                                      ------------     ---------------    ---------------     ---------------
Increase (decrease) in net assets
  resulting from operations                 27,932             195,127            195,732             152,848
                                      ------------     ---------------    ---------------     ---------------

PRINCIPAL TRANSACTIONS:
  Net contract purchase payments                 -                   -              6,575                   -
  Administrative charges                       (62)             (1,102)            (2,439)             (1,545)
  Net transfers from (to) other
   Sub-accounts or fixed rate
   option                                       (6)            (35,335)           (57,607)             (3,253)
  Mortality reserve transfers                    -               6,979             16,742               3,236
  Contract withdrawals                      (8,644)            (67,009)          (197,959)           (215,077)
  Surrender charges                              -                   -                 (6)                  -
  Death benefits                                 -                   -            (15,029)                  -
  Annuity payments                               -              (3,524)            (3,193)             (2,189)
                                      ------------     ---------------    ---------------     ---------------
Increase (decrease) in net assets
  resulting from principal
  transactions                              (8,712)            (99,991)          (252,916)           (218,828)
                                      ------------     ---------------    ---------------     ---------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                    19,220              95,136            (57,184)            (65,980)

NET ASSETS:
  Beginning of year                         86,574           1,453,945          1,714,967           1,421,358
                                      ------------     ---------------    ---------------     ---------------
  End of year                          $   105,794      $    1,549,081     $    1,657,783      $    1,355,378
                                      ============     ===============    ===============     ===============

For the Year Ended December 31,
  2009

OPERATIONS:
  Net investment income (loss)         $    (2,028)     $       24,978     $       10,311      $       11,574
  Net realized gain (loss) on
   investments                            (222,841)           (328,293)          (275,141)           (144,218)
  Capital gain distributions from
   mutual funds                                  -                   -            111,195               2,140
  Net change in unrealized
   appreciation (depreciation) of
   investments                             272,121             429,902            479,885             458,386
                                      ------------     ---------------    ---------------     ---------------
Increase (decrease) in net assets
  resulting from operations                 47,252             126,587            326,250             327,882
                                      ------------     ---------------    ---------------     ---------------

PRINCIPAL TRANSACTIONS:
  Net contract purchase payments                 -                   -              2,100                  25
  Administrative charges                      (109)             (1,338)            (2,821)             (1,718)
  Net transfers from (to) other
   Sub-accounts or fixed rate
   option                                 (326,842)           (334,223)             5,688              82,811
  Mortality reserve transfers                    -                   -                  -                   -
  Contract withdrawals                     (24,752)           (332,544)          (389,272)           (223,112)
  Surrender charges                              -                   -               (118)                  -
  Death benefits                                 -              (3,717)          (129,377)           (262,306)
  Annuity payments                               -              (3,188)            (2,909)             (1,922)
                                      ------------     ---------------    ---------------     ---------------
Increase (decrease) in net assets
  resulting from principal
  transactions                            (351,703)           (675,010)          (516,709)           (406,222)
                                      ------------     ---------------    ---------------     ---------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                  (304,451)           (548,423)          (190,459)            (78,340)

NET ASSETS:
  Beginning of year                        391,025           2,002,368          1,905,426           1,499,698
                                      ------------     ---------------    ---------------     ---------------
  End of year                          $    86,574      $    1,453,945     $    1,714,967      $    1,421,358
                                      ============     ===============    ===============     ===============

                            See accompanying notes.

                                   VA I - 15

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2010 and 2009

                                                                  Sub-accounts
                                    ------------------------------------------------------------------------
                                       Fidelity VIP        Fidelity VIP    Fidelity VIP      Fidelity VIP
                                        Contrafund      Growth Portfolio -  High Income    Investment Grade
                                    Portfolio - Initial   Initial Class     Portfolio -          Bond
                                           Class                           Initial Class  Portfolio - Initial
                                                                                                 Class

For the Year Ended December 31,
  2010

OPERATIONS:
  Net investment income (loss)          $     (1,902)      $     (9,956)    $     17,098     $       20,834
  Net realized gain (loss) on
   investments                               (85,905)            (2,029)          (7,267)            12,014
  Capital gain distributions from
   mutual funds                                  328              2,964                -             10,819
  Net change in unrealized
   appreciation (depreciation) of
   investments                               195,827            188,124           22,055             21,959
                                       -------------      -------------    -------------    ---------------
Increase (decrease) in net assets
  resulting from operations                  108,348            179,103           31,886             65,626
                                       -------------      -------------    -------------    ---------------

PRINCIPAL TRANSACTIONS:
  Net contract purchase payments               1,220              6,316              240                  -
  Administrative charges                      (1,062)            (1,893)            (278)            (1,715)
  Net transfers from (to) other
   Sub-accounts or fixed rate
   option                                     10,468            (15,774)          20,155            (74,589)
  Mortality reserve transfers                    220              3,800                -              5,642
  Contract withdrawals                      (140,028)          (113,274)         (44,452)           (57,082)
  Surrender charges                              (10)                (7)               -                  -
  Death benefits                             (16,468)            (1,202)               -                  -
  Annuity payments                            (1,470)            (2,458)               -             (5,345)
                                       -------------      -------------    -------------    ---------------
Increase (decrease) in net assets
  resulting from principal
  transactions                              (147,130)          (124,492)         (24,335)          (133,089)
                                       -------------      -------------    -------------    ---------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                     (38,782)            54,611            7,551            (67,463)

NET ASSETS:
  Beginning of year                          829,519            909,811          272,757          1,072,370
                                       -------------      -------------    -------------    ---------------
  End of year                           $    790,737       $    964,422     $    280,308     $    1,004,907
                                       =============      =============    =============    ===============

For the Year Ended December 31,
  2009

OPERATIONS:
  Net investment income (loss)          $       (349)      $     (8,945)    $     15,676     $       84,257
  Net realized gain (loss) on
   investments                              (124,661)           (74,625)         (62,437)           (13,578)
  Capital gain distributions from
   mutual funds                                  199                735                -              4,315
  Net change in unrealized
   appreciation (depreciation) of
   investments                               344,869            290,668          147,570             69,087
                                       -------------      -------------    -------------    ---------------
Increase (decrease) in net assets
  resulting from operations                  220,058            207,833          100,809            144,081
                                       -------------      -------------    -------------    ---------------

PRINCIPAL TRANSACTIONS:
  Net contract purchase payments                 720              2,160              265                  -
  Administrative charges                      (1,185)            (2,105)            (339)            (1,830)
  Net transfers from (to) other
   Sub-accounts or fixed rate
   option                                     21,241              7,239            4,860            (15,895)
  Mortality reserve transfers                      -                  -                -                  -
  Contract withdrawals                      (144,882)          (238,385)         (53,219)          (137,674)
  Surrender charges                              (45)               (65)               -                  -
  Death benefits                             (14,568)           (50,767)         (97,429)           (83,623)
  Annuity payments                            (1,231)            (2,124)               -             (5,059)
                                       -------------      -------------    -------------    ---------------
Increase (decrease) in net assets
  resulting from principal
  transactions                              (139,950)          (284,047)        (145,862)          (244,081)
                                       -------------      -------------    -------------    ---------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                      80,108            (76,214)         (45,053)          (100,000)

NET ASSETS:
  Beginning of year                          749,411            986,025          317,810          1,172,370
                                       -------------      -------------    -------------    ---------------
  End of year                           $    829,519       $    909,811     $    272,757     $    1,072,370
                                       =============      =============    =============    ===============

                            See accompanying notes.

                                   VA I - 16

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2010 and 2009

                                                                Sub-accounts
                                    --------------------------------------------------------------------
                                       Fidelity VIP        Fidelity VIP     Invesco V.I.   Invesco V.I.
                                       Money Market     Overseas Portfolio     Capital     International
                                    Portfolio - Initial  - Initial Class    Appreciation   Growth Fund -
                                           Class                           Fund - Series I   Series I

For the Year Ended December 31,
  2010

OPERATIONS:
  Net investment income (loss)         $      (11,617)      $        17      $     (1,200)  $      2,239
  Net realized gain (loss) on
   investments                                      -             8,237             6,339             14
  Capital gain distributions from
   mutual funds                                   510               161                 -              -
  Net change in unrealized
   appreciation (depreciation) of
   investments                                      -               515            16,970         24,833
                                      ---------------      ------------     -------------  -------------
Increase (decrease) in net assets
  resulting from operations                   (11,107)            8,930            22,109         27,086
                                      ---------------      ------------     -------------  -------------

PRINCIPAL TRANSACTIONS:
  Net contract purchase payments               10,669               722             1,000            240
  Administrative charges                       (1,433)             (121)             (315)          (418)
  Net transfers from (to) other
   Sub-accounts or fixed rate
   option                                      97,061              (383)           (5,472)         9,613
  Mortality reserve transfers                   6,613                 -             9,158              -
  Contract withdrawals                       (435,632)          (20,167)          (24,175)       (34,732)
  Surrender charges                                 -                 -                (8)             -
  Death benefits                              (29,393)                -            (9,448)       (13,720)
  Annuity payments                             (4,578)                -                 -           (883)
                                      ---------------      ------------     -------------  -------------
Increase (decrease) in net assets
  resulting from principal
  transactions                               (356,693)          (19,949)          (29,260)       (39,900)
                                      ---------------      ------------     -------------  -------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                     (367,800)          (11,019)           (7,151)       (12,814)

NET ASSETS:
  Beginning of year                         1,119,228            92,009           194,621        259,413
                                      ---------------      ------------     -------------  -------------
  End of year                          $      751,428       $    80,990      $    187,470   $    246,599
                                      ===============      ============     =============  =============

For the Year Ended December 31,
  2009

OPERATIONS:
  Net investment income (loss)         $       (9,183)      $       599      $     (1,514)  $        120
  Net realized gain (loss) on
   investments                                      -             1,264           (46,846)       (13,791)
  Capital gain distributions from
   mutual funds                                     -               268                 -              -
  Net change in unrealized
   appreciation (depreciation) of
   investments                                      -            14,715            78,560         80,590
                                      ---------------      ------------     -------------  -------------
Increase (decrease) in net assets
  resulting from operations                    (9,183)           16,846            30,200         66,919
                                      ---------------      ------------     -------------  -------------

PRINCIPAL TRANSACTIONS:
  Net contract purchase payments                8,230               360                 -            240
  Administrative charges                       (2,019)             (119)             (414)          (471)
  Net transfers from (to) other
   Sub-accounts or fixed rate
   option                                    (303,962)           (4,828)             (819)        10,589
  Mortality reserve transfers                       -                 -                 -              -
  Contract withdrawals                       (392,552)          (12,087)          (58,186)       (63,031)
  Surrender charges                              (405)                -                (7)             -
  Death benefits                               (6,322)                -            (4,323)             -
  Annuity payments                             (4,860)                -                 -           (768)
                                      ---------------      ------------     -------------  -------------
Increase (decrease) in net assets
  resulting from principal
  transactions                               (701,890)          (16,674)          (63,749)       (53,441)
                                      ---------------      ------------     -------------  -------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                     (711,073)              172           (33,549)        13,478

NET ASSETS:
  Beginning of year                         1,830,301            91,837           228,170        245,935
                                      ---------------      ------------     -------------  -------------
  End of year                          $    1,119,228       $    92,009      $    194,621   $    259,413
                                      ===============      ============     =============  =============

                            See accompanying notes.

                                   VA I - 17

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2010 and 2009

                                                                 Sub-accounts
                                    ----------------------------------------------------------------------
                                       Lincoln VIP      UBS U.S.        Van Eck VIP      Van Eck VIP Global
                                        Delaware       Allocation     Emerging Markets   Hard Assets Fund -
                                       Foundation      Portfolio    Fund - Initial Class   Initial Class
                                        Moderate
                                    Allocation Fund -
                                     Standard Class

For the Year Ended December 31,
  2010

OPERATIONS:
  Net investment income (loss)         $      4,910    $         -      $     (2,337)       $     (2,424)
  Net realized gain (loss) on
   investments                                1,960              -           (55,909)               (329)
  Capital gain distributions from
   mutual funds                                   -              -                 -                   -
  Net change in unrealized
   appreciation (depreciation) of
   investments                               26,849              -           125,940              61,783
                                      -------------   ------------     -------------       -------------
Increase (decrease) in net assets
  resulting from operations                  33,719              -            67,694              59,030
                                      -------------   ------------     -------------       -------------

PRINCIPAL TRANSACTIONS:
  Net contract purchase payments                  -              -                 -                   -
  Administrative charges                       (299)             -              (386)               (308)
  Net transfers from (to) other
   Sub-accounts or fixed rate
   option                                        (4)             -           (10,329)              9,303
  Mortality reserve transfers                     -              -                 -                   -
  Contract withdrawals                       (8,005)             -           (36,391)            (37,289)
  Surrender charges                               -              -               (11)                 (9)
  Death benefits                                  -              -                 -                   -
  Annuity payments                                -              -                 -              (1,342)
                                      -------------   ------------     -------------       -------------
Increase (decrease) in net assets
  resulting from principal
  transactions                               (8,308)             -           (47,117)            (29,645)
                                      -------------   ------------     -------------       -------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                     25,411              -            20,577              29,385

NET ASSETS:
  Beginning of year                         357,797              -           306,758             244,781
                                      -------------   ------------     -------------       -------------
  End of year                          $    383,208    $         -      $    327,335        $    274,166
                                      =============   ============     =============       =============

For the Year Ended December 31,
  2009

OPERATIONS:
  Net investment income (loss)         $      1,728    $   167,898      $     (2,726)       $     (2,430)
  Net realized gain (loss) on
   investments                                2,828     (3,063,957)          (20,757)             (4,476)
  Capital gain distributions from
   mutual funds                                   -              -            13,402               1,051
  Net change in unrealized
   appreciation (depreciation) of
   investments                               49,212      2,531,011           166,491              98,577
                                      -------------   ------------     -------------       -------------
Increase (decrease) in net assets
  resulting from operations                  53,768       (365,048)          156,410              92,722
                                      -------------   ------------     -------------       -------------

PRINCIPAL TRANSACTIONS:
  Net contract purchase payments                  -            200                 -                   -
  Administrative charges                       (120)        (3,567)             (326)               (338)
  Net transfers from (to) other
   Sub-accounts or fixed rate
   option                                   332,596     (4,712,501)           23,166                 175
  Mortality reserve transfers                     -              -                 -                   -
  Contract withdrawals                      (28,447)      (369,622)          (11,875)            (15,490)
  Surrender charges                               -              -               (88)                (67)
  Death benefits                                  -       (380,733)                -                   -
  Annuity payments                                -              -                 -              (1,107)
                                      -------------   ------------     -------------       -------------
Increase (decrease) in net assets
  resulting from principal
  transactions                              304,029     (5,466,223)           10,877             (16,827)
                                      -------------   ------------     -------------       -------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                    357,797     (5,831,271)          167,287              75,895

NET ASSETS:
  Beginning of year                               -      5,831,271           139,471             168,886
                                      -------------   ------------     -------------       -------------
  End of year                          $    357,797    $         -      $    306,758        $    244,781
                                      =============   ============     =============       =============

                            See accompanying notes.

                                   VA I - 18

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2010 and 2009

                                                           Sub-accounts
                                    ----------------------------------------------------------
                                    Vanguard 500    Vanguard     Vanguard GNMA  Vanguard Health
                                     Index Fund     Dividend         Fund          Care Fund
                                                   Growth Fund

For the Year Ended December 31,
  2010

OPERATIONS:
  Net investment income (loss)       $       195   $      3,233   $      5,927    $       408
  Net realized gain (loss) on
   investments                              (172)           327            913           (229)
  Capital gain distributions from
   mutual funds                                -              -          5,664          1,017
  Net change in unrealized
   appreciation (depreciation) of
   investments                             2,317         16,153          1,694            768
                                    ------------  -------------  -------------   ------------
Increase (decrease) in net assets
  resulting from operations                2,340         19,713         14,198          1,964
                                    ------------  -------------  -------------   ------------

PRINCIPAL TRANSACTIONS:
  Net contract purchase payments               -              -              -              -
  Administrative charges                       -              -              -              -
  Net transfers from (to) other
   Sub-accounts or fixed rate
   option                                      -         91,974        (16,520)            (3)
  Mortality reserve transfers                  -              -              -              -
  Contract withdrawals                         -              -              -              -
  Surrender charges                            -              -              -              -
  Death benefits                               -              -              -              -
  Annuity payments                        (1,848)       (13,110)       (25,744)        (6,724)
                                    ------------  -------------  -------------   ------------
Increase (decrease) in net assets
  resulting from principal
  transactions                            (1,848)        78,864        (42,264)        (6,727)
                                    ------------  -------------  -------------   ------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                     492         98,577        (28,066)        (4,763)

NET ASSETS:
  Beginning of year                       18,141        136,680        239,316         42,422
                                    ------------  -------------  -------------   ------------
  End of year                        $    18,633   $    235,257   $    211,250    $    37,659
                                    ============  =============  =============   ============

For the Year Ended December 31,
  2009

OPERATIONS:
  Net investment income (loss)       $       263   $      2,401   $      7,603    $       406
  Net realized gain (loss) on
   investments                              (504)          (382)         8,916           (959)
  Capital gain distributions from
   mutual funds                                -              -          1,604            253
  Net change in unrealized
   appreciation (depreciation) of
   investments                             4,038         22,085         (9,944)         7,756
                                    ------------  -------------  -------------   ------------
Increase (decrease) in net assets
  resulting from operations                3,797         24,104          8,179          7,456
                                    ------------  -------------  -------------   ------------

PRINCIPAL TRANSACTIONS:
  Net contract purchase payments               -              -              -              -
  Administrative charges                       -              -              -              -
  Net transfers from (to) other
   Sub-accounts or fixed rate
   option                                     (2)             -          3,365            (18)
  Mortality reserve transfers                  -              -              -              -
  Contract withdrawals                         -              -              -              -
  Surrender charges                            -              -              -              -
  Death benefits                               -              -              -              -
  Annuity payments                        (1,613)        (8,071)       (26,143)        (6,169)
                                    ------------  -------------  -------------   ------------
Increase (decrease) in net assets
  resulting from principal
  transactions                            (1,615)        (8,071)       (22,778)        (6,187)
                                    ------------  -------------  -------------   ------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                   2,182         16,033        (14,599)         1,269

NET ASSETS:
  Beginning of year                       15,959        120,647        253,915         41,153
                                    ------------  -------------  -------------   ------------
  End of year                        $    18,141   $    136,680   $    239,316    $    42,422
                                    ============  =============  =============   ============

                            See accompanying notes.

                                   VA I - 19

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2010 and 2009

                                                             Sub-accounts
                                    --------------------------------------------------------------
                                    Vanguard Inflation-   Vanguard       Vanguard       Vanguard
                                         Protected      International  LifeStrategy   LifeStrategy
                                      Securities Fund    Growth Fund   Conservative   Growth Fund
                                                                       Growth Fund

For the Year Ended December 31,
  2010

OPERATIONS:
  Net investment income (loss)          $      5,675      $       85   $      4,109   $      6,595
  Net realized gain (loss) on
   investments                                   148            (312)          (604)        (4,169)
  Capital gain distributions from
   mutual funds                                    -               -            305            191
  Net change in unrealized
   appreciation (depreciation) of
   investments                                10,636           1,483         16,866         57,923
                                       -------------     -----------  -------------  -------------
Increase (decrease) in net assets
  resulting from operations                   16,459           1,256         20,676         60,540
                                       -------------     -----------  -------------  -------------

PRINCIPAL TRANSACTIONS:
  Net contract purchase payments                   -               -              -              -
  Administrative charges                           -               -              -              -
  Net transfers from (to) other
   Sub-accounts or fixed rate
   option                                      7,902               2              1         24,795
  Mortality reserve transfers                      -               -              -              -
  Contract withdrawals                             -               -              -              -
  Surrender charges                                -               -              -              -
  Death benefits                                   -               -              -              -
  Annuity payments                           (21,619)           (738)       (16,563)       (28,416)
                                       -------------     -----------  -------------  -------------
Increase (decrease) in net assets
  resulting from principal
  transactions                               (13,717)           (736)       (16,562)        (3,621)
                                       -------------     -----------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                       2,742             520          4,114         56,919

NET ASSETS:
  Beginning of year                          291,497           9,198        206,135        416,795
                                       -------------     -----------  -------------  -------------
  End of year                           $    294,239      $    9,718   $    210,249   $    473,714
                                       =============     ===========  =============  =============

For the Year Ended December 31,
  2009

OPERATIONS:
  Net investment income (loss)          $      3,400      $       95   $      4,695   $      6,786
  Net realized gain (loss) on
   investments                                (2,627)           (472)        (2,597)       (10,301)
  Capital gain distributions from
   mutual funds                                    -               -              -              -
  Net change in unrealized
   appreciation (depreciation) of
   investments                                27,228           3,118         27,802         86,455
                                       -------------     -----------  -------------  -------------
Increase (decrease) in net assets
  resulting from operations                   28,001           2,741         29,900         82,940
                                       -------------     -----------  -------------  -------------

PRINCIPAL TRANSACTIONS:
  Net contract purchase payments                   -               -              -              -
  Administrative charges                           -               -              -              -
  Net transfers from (to) other
   Sub-accounts or fixed rate
   option                                    (13,273)              2             (6)         9,246
  Mortality reserve transfers                      -               -              -              -
  Contract withdrawals                             -               -              -              -
  Surrender charges                                -               -              -              -
  Death benefits                                   -               -              -              -
  Annuity payments                           (20,322)           (635)       (15,100)       (23,337)
                                       -------------     -----------  -------------  -------------
Increase (decrease) in net assets
  resulting from principal
  transactions                               (33,595)           (633)       (15,106)       (14,091)
                                       -------------     -----------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                      (5,594)          2,108         14,794         68,849

NET ASSETS:
  Beginning of year                          297,091           7,090        191,341        347,946
                                       -------------     -----------  -------------  -------------
  End of year                           $    291,497      $    9,198   $    206,135   $    416,795
                                       =============     ===========  =============  =============

                            See accompanying notes.

                                   VA I - 20

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2010 and 2009


                                                                                         Sub-accounts
                                                                  ----------------------------------------------------------
                                                                     Vanguard       Vanguard     Vanguard Prime   Vanguard
                                                                   LifeStrategy   LifeStrategy    Money Market  PRIMECAP Fund
                                                                   Income Fund   Moderate Growth      Fund
                                                                                      Fund

For the Year Ended December 31, 2010

OPERATIONS:
 Net investment income (loss)                                      $      9,305    $      8,884    $      (24)    $        5
 Net realized gain (loss) on investments                                  7,723           3,863             -             45
 Capital gain distributions from mutual funds                             1,025             840             -             24
 Net change in unrealized appreciation (depreciation) of
   investments                                                           16,199          50,372             -            180
                                                                  -------------   -------------   -----------    -----------
Increase (decrease) in net assets resulting from operations              34,252          63,959           (24)           254
                                                                  -------------   -------------   -----------    -----------

PRINCIPAL TRANSACTIONS:
 Net contract purchase payments                                               -               -             -              -
 Administrative charges                                                       -               -             -              -
 Net transfers from (to) other Sub-accounts or fixed rate option         10,350          87,186             1              2
 Mortality reserve transfers                                                  -               -             -              -
 Contract withdrawals                                                         -               -             -              -
 Surrender charges                                                            -               -             -              -
 Death benefits                                                               -               -             -              -
 Annuity payments                                                       (29,442)        (38,789)         (352)          (232)
                                                                  -------------   -------------   -----------    -----------
Increase (decrease) in net assets resulting from principal
  transactions                                                          (19,092)         48,397          (351)          (230)
                                                                  -------------   -------------   -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                  15,160         112,356          (375)            24

NET ASSETS:
 Beginning of year                                                      412,976         443,890         3,586          2,348
                                                                  -------------   -------------   -----------    -----------
 End of year                                                       $    428,136    $    556,246    $    3,211     $    2,372
                                                                  =============   =============   ===========    ===========

For the Year Ended December 31, 2009

OPERATIONS:
 Net investment income (loss)                                      $     10,492    $      8,485    $       (8)    $        2
 Net realized gain (loss) on investments                                 (3,847)         35,330             -              3
 Capital gain distributions from mutual funds                                 -               -             -              -
 Net change in unrealized appreciation (depreciation) of
   investments                                                           34,387          67,351             -            602
                                                                  -------------   -------------   -----------    -----------
Increase (decrease) in net assets resulting from operations              41,032         111,166            (8)           607
                                                                  -------------   -------------   -----------    -----------

PRINCIPAL TRANSACTIONS:
 Net contract purchase payments                                               -               -             -              -
 Administrative charges                                                       -               -             -              -
 Net transfers from (to) other Sub-accounts or fixed rate option          1,870         (36,249)            -              2
 Mortality reserve transfers                                                  -               -             -              -
 Contract withdrawals                                                         -               -             -              -
 Surrender charges                                                            -               -             -              -
 Death benefits                                                               -               -             -              -
 Annuity payments                                                       (29,758)        (32,599)         (372)          (203)
                                                                  -------------   -------------   -----------    -----------
Increase (decrease) in net assets resulting from principal
  transactions                                                          (27,888)        (68,848)         (372)          (201)
                                                                  -------------   -------------   -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                  13,144          42,318          (380)           406

NET ASSETS:
   Beginning of year                                                    399,832         401,572         3,966          1,942
                                                                  -------------   -------------   -----------    -----------
   End of year                                                     $    412,976    $    443,890    $    3,586     $    2,348
                                                                  =============   =============   ===========    ===========

                            See accompanying notes.

                                   VA I - 21

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2010 and 2009

                                                             Sub-accounts
                                    --------------------------------------------------------------
                                    Vanguard Small- Vanguard Small- Vanguard Total  Vanguard Total
                                      Cap Growth       Cap Value     Bond Market    International
                                      Index Fund      Index Fund      Index Fund   Stock Index Fund

For the Year Ended December 31,
  2010

OPERATIONS:
  Net investment income (loss)        $      (100)    $       223      $   1,096     $      1,571
  Net realized gain (loss) on
   investments                              1,434             (89)         4,738            7,332
  Capital gain distributions from
   mutual funds                                 -               -              -                -
  Net change in unrealized
   appreciation (depreciation) of
   investments                              6,508           3,871         (2,985)           4,966
                                     ------------    ------------     ----------    -------------
Increase (decrease) in net assets
  resulting from operations                 7,842           4,005          2,849           13,869
                                     ------------    ------------     ----------    -------------

PRINCIPAL TRANSACTIONS:
  Net contract purchase payments                -               -              -                -
  Administrative charges                        -               -              -                -
  Net transfers from (to) other
   Sub-accounts or fixed rate
   option                                  48,030              (1)      (121,479)               1
  Mortality reserve transfers                   -               -              -                -
  Contract withdrawals                          -               -              -                -
  Surrender charges                             -               -              -                -
  Death benefits                                -               -              -                -
  Annuity payments                         (5,119)         (1,814)        (3,310)         (29,492)
                                     ------------    ------------     ----------    -------------
Increase (decrease) in net assets
  resulting from principal
  transactions                             42,911          (1,815)      (124,789)         (29,491)
                                     ------------    ------------     ----------    -------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                   50,753           2,190       (121,940)         (15,622)

NET ASSETS:
  Beginning of year                        13,542          17,840        121,940          167,508
                                     ------------    ------------     ----------    -------------
  End of year                         $    64,295     $    20,030      $       -     $    151,886
                                     ============    ============     ==========    =============

For the Year Ended December 31,
  2009

OPERATIONS:
  Net investment income (loss)        $       (47)    $       218      $   3,872     $      3,121
  Net realized gain (loss) on
   investments                               (213)           (567)         4,869            3,364
  Capital gain distributions from
   mutual funds                                 -               -              -                -
  Net change in unrealized
   appreciation (depreciation) of
   investments                              4,343           4,488         (3,557)          40,955
                                     ------------    ------------     ----------    -------------
Increase (decrease) in net assets
  resulting from operations                 4,083           4,139          5,184           47,440
                                     ------------    ------------     ----------    -------------

PRINCIPAL TRANSACTIONS:
  Net contract purchase payments                -               -              -                -
  Administrative charges                        -               -              -                -
  Net transfers from (to) other
   Sub-accounts or fixed rate
   option                                      (3)             (1)         1,138               (7)
  Mortality reserve transfers                   -               -              -                -
  Contract withdrawals                          -               -              -                -
  Surrender charges                             -               -              -                -
  Death benefits                                -               -              -                -
  Annuity payments                         (1,165)         (1,445)       (13,128)         (26,313)
                                     ------------    ------------     ----------    -------------
Increase (decrease) in net assets
  resulting from principal
  transactions                             (1,168)         (1,446)       (11,990)         (26,320)
                                     ------------    ------------     ----------    -------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                    2,915           2,693         (6,806)          21,120

NET ASSETS:
Beginning of year                          10,627          15,147        128,746          146,388
                                     ------------    ------------     ----------    -------------
End of year                           $    13,542     $    17,840      $ 121,940     $    167,508
                                     ============    ============     ==========    =============

                            See accompanying notes.

                                   VA I - 22

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2010 and 2009

                                                                                       Sub-accounts
                                                             ----------------------------------------------------------------
                                                             Vanguard U.S.    Vanguard VIF     Vanguard VIF    Vanguard VIF
                                                              Growth Fund  Balanced Portfolio Capital Growth Diversified Value
                                                                                                Portfolio        Portfolio

For the Year Ended December 31, 2010

OPERATIONS:
 Net investment income (loss)                                  $       (4)   $      131,987    $      1,631     $     10,864
 Net realized gain (loss) on investments                               13           (33,091)        (18,879)         (20,269)
 Capital gain distributions from mutual funds                           -                 -          12,835                -
 Net change in unrealized appreciation (depreciation) of
   investments                                                        287           464,614          60,706           60,326
                                                              -----------   ---------------   -------------    -------------
Increase (decrease) in net assets resulting from operations           296           563,510          56,293           50,921
                                                              -----------   ---------------   -------------    -------------

PRINCIPAL TRANSACTIONS:
 Net contract purchase payments                                         -                 -               -                -
 Administrative charges                                                 -                 -               -                -
 Net transfers from (to) other Sub-accounts or fixed rate
   option                                                               2           655,073          28,142           36,450
 Mortality reserve transfers                                            -                 -               -                -
 Contract withdrawals                                                   -                 -               -                -
 Surrender charges                                                      -                 -               -                -
 Death benefits                                                         -                 -               -                -
 Annuity payments                                                    (304)         (443,890)        (38,184)         (42,855)
                                                              -----------   ---------------   -------------    -------------
Increase (decrease) in net assets resulting from principal
  transactions                                                       (302)          211,183         (10,042)          (6,405)
                                                              -----------   ---------------   -------------    -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                (6)          774,693          46,251           44,516

NET ASSETS:
 Beginning of year                                                  3,124         5,336,392         448,372          564,205
                                                              -----------   ---------------   -------------    -------------
 End of year                                                   $    3,118    $    6,111,085    $    494,623     $    608,721
                                                              ===========   ===============   =============    =============

For the Year Ended December 31, 2009

OPERATIONS:
 Net investment income (loss)                                  $       (4)   $      179,703    $      2,317     $     17,814
 Net realized gain (loss) on investments                              (36)         (109,095)        (58,652)         (28,731)
 Capital gain distributions from mutual funds                           -                 -          32,096                -
 Net change in unrealized appreciation (depreciation) of
   investments                                                        863           902,628         141,159          131,801
                                                              -----------   ---------------   -------------    -------------
Increase (decrease) in net assets resulting from operations           823           973,236         116,920          120,884
                                                              -----------   ---------------   -------------    -------------

PRINCIPAL TRANSACTIONS:
 Net contract purchase payments                                         -                 -               -                -
 Administrative charges                                                 -                 -               -                -
 Net transfers from (to) other Sub-accounts or fixed rate
   option                                                               1           350,965         (16,643)          10,272
 Mortality reserve transfers                                            -           (12,599)              -                -
 Contract withdrawals                                                   -                 -               -                -
 Surrender charges                                                      -                 -               -                -
 Death benefits                                                         -                 -               -                -
 Annuity payments                                                    (274)         (365,885)        (32,275)         (37,081)
                                                              -----------   ---------------   -------------    -------------
Increase (decrease) in net assets resulting from principal
  transactions                                                       (273)          (27,519)        (48,918)         (26,809)
                                                              -----------   ---------------   -------------    -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               550           945,717          68,002           94,075

NET ASSETS:
 Beginning of year                                                  2,574         4,390,675         380,370          470,130
                                                              -----------   ---------------   -------------    -------------
 End of year                                                   $    3,124    $    5,336,392    $    448,372     $    564,205
                                                              ===========   ===============   =============    =============

                            See accompanying notes.

                                   VA I - 23

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2010 and 2009


                                                             Sub-accounts
                                    -------------------------------------------------------------
                                    Vanguard VIF    Vanguard VIF    Vanguard VIF    Vanguard VIF
                                    Equity Income   Equity Index  Growth Portfolio High Yield Bond
                                      Portfolio      Portfolio                        Portfolio

For the Year Ended December 31,
  2010

OPERATIONS:
  Net investment income (loss)       $      9,052   $      6,469    $        264     $     22,674
  Net realized gain (loss) on
   investments                            (12,824)       (10,435)         (1,783)         (19,486)
  Capital gain distributions from
   mutual funds                                 -          4,874               -                -
  Net change in unrealized
   appreciation (depreciation) of
   investments                             54,310         62,339          19,390           31,253
                                    -------------  -------------   -------------    -------------
Increase (decrease) in net assets
  resulting from operations                50,538         63,247          17,871           34,441
                                    -------------  -------------   -------------    -------------

PRINCIPAL TRANSACTIONS:
  Net contract purchase payments                -              -               -                -
  Administrative charges                        -              -               -                -
  Net transfers from (to) other
   Sub-accounts or fixed rate
   option                                 213,375         69,729          15,873           61,483
  Mortality reserve transfers                   -              -               -                -
  Contract withdrawals                          -              -               -                -
  Surrender charges                             -              -               -                -
  Death benefits                                -              -               -                -
  Annuity payments                        (27,872)       (42,229)        (13,683)         (27,945)
                                    -------------  -------------   -------------    -------------
Increase (decrease) in net assets
  resulting from principal
  transactions                            185,503         27,500           2,190           33,538
                                    -------------  -------------   -------------    -------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                  236,041         90,747          20,061           67,979

NET ASSETS:
  Beginning of year                       379,492        428,431         151,811          345,786
                                    -------------  -------------   -------------    -------------
  End of year                        $    615,533   $    519,178    $    171,872     $    413,765
                                    =============  =============   =============    =============

For the Year Ended December 31,
  2009

OPERATIONS:
  Net investment income (loss)       $     16,568   $      7,279    $        238     $     25,628
  Net realized gain (loss) on
   investments                            (54,000)       (25,651)         (2,248)         (17,285)
  Capital gain distributions from
   mutual funds                             1,076          6,385               -                -
  Net change in unrealized
   appreciation (depreciation) of
   investments                             84,470         96,762          33,058           79,816
                                    -------------  -------------   -------------    -------------
Increase (decrease) in net assets
  resulting from operations                48,114         84,775          31,048           88,159
                                    -------------  -------------   -------------    -------------

PRINCIPAL TRANSACTIONS:
  Net contract purchase payments                -              -               -                -
  Administrative charges                        -              -               -                -
  Net transfers from (to) other
   Sub-accounts or fixed rate
   option                                 (45,319)        38,784          62,443           84,603
  Mortality reserve transfers                   -              -               -                -
  Contract withdrawals                          -              -               -                -
  Surrender charges                             -              -               -                -
  Death benefits                                -              -               -                -
  Annuity payments                        (25,626)       (31,245)         (8,022)         (23,283)
                                    -------------  -------------   -------------    -------------
  Increase (decrease) in net
   assets resulting from principal
   transactions                           (70,945)         7,539          54,421           61,320
                                    -------------  -------------   -------------    -------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                  (22,831)        92,314          85,469          149,479

NET ASSETS:
  Beginning of year                       402,323        336,117          66,342          196,307
                                    -------------  -------------   -------------    -------------
  End of year                        $    379,492   $    428,431    $    151,811     $    345,786
                                    =============  =============   =============    =============

                            See accompanying notes.

                                   VA I - 24

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2010 and 2009


                                                              Sub-accounts
                                    ---------------------------------------------------------------
                                     Vanguard VIF    Vanguard VIF Mid-  Vanguard VIF   Vanguard VIF
                                     International       Cap Index      Money Market    REIT Index
                                       Portfolio         Portfolio       Portfolio      Portfolio

For the Year Ended December 31,
  2010

OPERATIONS:
  Net investment income (loss)       $       17,326     $      1,520    $     (2,354)  $      7,092
  Net realized gain (loss) on
   investments                              (81,514)         (16,136)              -        (48,828)
  Capital gain distributions from
   mutual funds                                   -                -               -              -
  Net change in unrealized
   appreciation (depreciation) of
   investments                              299,172           93,832               -        120,625
                                    ---------------    -------------   -------------  -------------
Increase (decrease) in net assets
  resulting from operations                 234,984           79,216          (2,354)        78,889
                                    ---------------    -------------   -------------  -------------

PRINCIPAL TRANSACTIONS:
  Net contract purchase payments                  -                -       2,800,040              -
  Administrative charges                          -                -               -              -
  Net transfers from (to) other
   Sub-accounts or fixed rate
   option                                   419,308          209,599      (2,821,974)        41,048
  Mortality reserve transfers                     -                -               -              -
  Contract withdrawals                            -                -               -              -
  Surrender charges                               -                -               -              -
  Death benefits                                  -                -               -              -
  Annuity payments                         (123,001)         (27,969)        (44,730)       (26,135)
                                    ---------------    -------------   -------------  -------------
Increase (decrease) in net assets
  resulting from principal
  transactions                              296,307          181,630         (66,664)        14,913
                                    ---------------    -------------   -------------  -------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                    531,291          260,846         (69,018)        93,802

NET ASSETS:
  Beginning of year                       1,619,404          343,210         779,982        303,195
                                    ---------------    -------------   -------------  -------------
  End of year                        $    2,150,695     $    604,056    $    710,964   $    396,997
                                    ===============    =============   =============  =============

For the Year Ended December 31,
  2009

OPERATIONS:
  Net investment income (loss)       $       44,312     $      4,373    $        523   $     10,756
  Net realized gain (loss) on
   investments                             (100,220)        (129,540)              -        (96,420)
  Capital gain distributions from
   mutual funds                                   -           15,090               -         16,022
  Net change in unrealized
   appreciation (depreciation) of
   investments                              537,823          216,842               -        133,142
                                    ---------------    -------------   -------------  -------------
Increase (decrease) in net assets
  resulting from operations                 481,915          106,765             523         63,500
                                    ---------------    -------------   -------------  -------------

PRINCIPAL TRANSACTIONS:
  Net contract purchase payments                  -                -         787,010              -
  Administrative charges                          -                -               -              -
  Net transfers from (to) other
   Sub-accounts or fixed rate
   option                                   124,199            5,147        (718,515)        16,402
  Mortality reserve transfers                     -                -               -              -
  Contract withdrawals                            -           (1,693)              -              -
  Surrender charges                               -                -               -              -
  Death benefits                                  -                -               -              -
  Annuity payments                          (95,231)         (24,634)        (48,906)       (16,961)
                                    ---------------    -------------   -------------  -------------
Increase (decrease) in net assets
  resulting from principal
  transactions                               28,968          (21,180)         19,589           (559)
                                    ---------------    -------------   -------------  -------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                    510,883           85,585          20,112         62,941

NET ASSETS:
  Beginning of year                       1,108,521          257,625         759,870        240,254
                                    ---------------    -------------   -------------  -------------
  End of year                        $    1,619,404     $    343,210    $    779,982   $    303,195
                                    ===============    =============   =============  =============

                            See accompanying notes.

                                   VA I - 25

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2010 and 2009

                                                                                         Sub-accounts
                                                             -------------------------------------------------------------------
                                                               Vanguard VIF     Vanguard VIF     Vanguard VIF      Vanguard VIF
                                                                Short-Term     Small Company   Total Bond Market   Total Stock
                                                             Investment-Grade Growth Portfolio  Index Portfolio    Market Index
                                                                Portfolio                                           Portfolio

For the Year Ended December 31, 2010

OPERATIONS:
 Net investment income (loss)                                  $      6,409     $       (479)      $   26,573     $       29,128
 Net realized gain (loss) on investments                              1,242           (7,056)          12,868           (184,252)
 Capital gain distributions from mutual funds                             -                -            1,600             48,209
 Net change in unrealized appreciation (depreciation) of
   investments                                                        4,398           77,306           20,229            456,478
                                                              -------------    -------------      -----------    ---------------
Increase (decrease) in net assets resulting from operations          12,049           69,771           61,270            349,563
                                                              -------------    -------------      -----------    ---------------

PRINCIPAL TRANSACTIONS:
 Net contract purchase payments                                           -                -                -                  -
 Administrative charges                                                   -                -                -                  -
 Net transfers from (to) other Sub-accounts or fixed rate
   option                                                             7,668           21,796          543,776            281,082
 Mortality reserve transfers                                              -                -                -                  -
 Contract withdrawals                                                     -                -                -                  -
 Surrender charges                                                        -                -                -                  -
 Death benefits                                                           -                -                -                  -
 Annuity payments                                                   (27,123)         (22,872)        (111,287)          (210,590)
                                                              -------------    -------------      -----------    ---------------
Increase (decrease) in net assets resulting from principal
  transactions                                                      (19,455)          (1,076)         432,489             70,492
                                                              -------------    -------------      -----------    ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              (7,406)          68,695          493,759            420,055

NET ASSETS:
 Beginning of year                                                  267,733          217,106          851,465          2,207,465
                                                              -------------    -------------      -----------    ---------------
 End of year                                                   $    260,327     $    285,801       $1,345,224     $    2,627,520
                                                              =============    =============      ===========    ===============
For the Year Ended December 31, 2009

OPERATIONS:
 Net investment income (loss)                                  $     11,087     $        942       $   34,398     $       26,572
 Net realized gain (loss) on investments                               (656)         (29,081)           2,700           (195,515)
 Capital gain distributions from mutual funds                         1,515                -                -             72,785
 Net change in unrealized appreciation (depreciation) of
   investments                                                       21,581           87,077            8,733            568,499
                                                              -------------    -------------      -----------    ---------------
Increase (decrease) in net assets resulting from operations          33,527           58,938           45,831            472,341
                                                              -------------    -------------      -----------    ---------------

PRINCIPAL TRANSACTIONS:
 Net contract purchase payments                                           -                -                -                  -
 Administrative charges                                                   -                -                -                  -
 Net transfers from (to) other Sub-accounts or fixed rate
   option                                                            (6,237)          43,585          (33,101)            39,925
 Mortality reserve transfers                                              -                -                -                  -
 Contract withdrawals                                                     -                -           (4,765)            (3,467)
 Surrender charges                                                        -                -                -                  -
 Death benefits                                                           -                -                -                  -
 Annuity payments                                                   (26,071)         (13,908)         (73,932)          (165,313)
                                                              -------------    -------------      -----------    ---------------
Increase (decrease) in net assets resulting from principal
  transactions                                                      (32,308)          29,677         (111,798)          (128,855)
                                                              -------------    -------------      -----------    ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               1,219           88,615          (65,967)           343,486

NET ASSETS:
 Beginning of year                                                  266,514          128,491          917,432          1,863,979
                                                              -------------    -------------      -----------    ---------------
 End of year                                                   $    267,733     $    217,106       $  851,465     $    2,207,465
                                                              =============    =============      ===========    ===============

                            See accompanying notes.

                                   VA I - 26

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2010 and 2009

                                                                                 Sub-accounts
                                                                         ---------------------------
                                                                            Vanguard       Vanguard
                                                                         Wellington Fund Windsor Fund

For the Year Ended December 31, 2010

OPERATIONS:
 Net investment income (loss)                                               $    1,190    $        8
 Net realized gain (loss) on investments                                           475           (48)
 Capital gain distributions from mutual funds                                        -             -
 Net change in unrealized appreciation (depreciation) of investments             1,574           265
                                                                           -----------   -----------
Increase (decrease) in net assets resulting from operations                      3,239           225
                                                                           -----------   -----------

PRINCIPAL TRANSACTIONS:
 Net contract purchase payments                                                      -             -
 Administrative charges                                                              -             -
 Net transfers from (to) other Sub-accounts or fixed rate option                70,938             1
 Mortality reserve transfers                                                         -             -
 Contract withdrawals                                                                -             -
 Surrender charges                                                                   -             -
 Death benefits                                                                      -             -
 Annuity payments                                                               (5,836)         (177)
                                                                           -----------   -----------
Increase (decrease) in net assets resulting from principal transactions         65,102          (176)
                                                                           -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         68,341            49

NET ASSETS:
 Beginning of year                                                               2,278         1,765
                                                                           -----------   -----------
 End of year                                                                $   70,619    $    1,814
                                                                           ===========   ===========

For the Year Ended December 31, 2009

OPERATIONS:
 Net investment income (loss)                                               $      708    $       21
 Net realized gain (loss) on investments                                         6,590           (85)
 Capital gain distributions from mutual funds                                        -             -
 Net change in unrealized appreciation (depreciation) of investments               990           523
                                                                           -----------   -----------
Increase (decrease) in net assets resulting from operations                      8,288           459
                                                                           -----------   -----------

PRINCIPAL TRANSACTIONS:
 Net contract purchase payments                                                      -             -
 Administrative charges                                                              -             -
 Net transfers from (to) other Sub-accounts or fixed rate option                (7,875)            1
 Mortality reserve transfers                                                         -             -
 Contract withdrawals                                                                -             -
 Surrender charges                                                                   -             -
 Death benefits                                                                      -             -
 Annuity payments                                                                 (208)         (152)
                                                                           -----------   -----------
Increase (decrease) in net assets resulting from principal transactions         (8,083)         (151)
                                                                           -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            205           308

NET ASSETS:
 Beginning of year                                                               2,073         1,457
                                                                           -----------   -----------
 End of year                                                                $    2,278    $    1,765
                                                                           ===========   ===========

                            See accompanying notes.

                                   VA I - 27

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

Note A - Organization

Variable Account I (the "Account") was established by American General Life Insurance Company of Delaware (formerly AIG Life Insurance Company) (the "Company") on June 5, 1986, to fund individual single purchase payment deferred variable annuity contracts, individual flexible premium deferred variable annuity contracts and group flexible premium deferred variable annuity contracts (the "contracts") issued by the Company. Effective in the state of Delaware on December 8, 2009, the Company changed its name from AIG Life Insurance Company to American General Life Insurance Company of Delaware. New contracts for the following products are available for sale by the Account:
Vanguard Lifetime Income Program Group and Individual Immediate Variable Annuity ("Vanguard SPIA"). The following products are no longer available for sale by the Account: Group and Individual Immediate Variable Annuity ("GIVA"), Ovation, Ovation Plus, Ovation Advisor, Gallery, Variable Annuity, Paradigm, Trilogy, and Profile. The Company is an indirect, wholly-owned subsidiary of American International Group, Inc. The Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

The Account is divided into "Sub-accounts" that invest in independently managed mutual fund portfolios ("Funds"). The Funds available to contract owners through the various Sub-accounts are as follows:

     AIM Variable Insurance Funds (Invesco Variable Insurance Funds): (9)
            Invesco V.I. Capital Appreciation Fund - Series I (10) Invesco V.I. International Growth Fund - Series I (11)

 AllianceBernstein Variable Products Series Fund, Inc. ("AllianceBernstein"):
        AllianceBernstein Balanced Wealth Strategy Portfolio - Class A AllianceBernstein Global Thematic Growth Portfolio - Class A (5) AllianceBernstein Global Thematic Growth Portfolio - Class B (5)
            AllianceBernstein Growth and Income Portfolio - Class A AllianceBernstein Growth and Income Portfolio - Class B
                 AllianceBernstein Growth Portfolio - Class A
                 AllianceBernstein Growth Portfolio - Class B
            AllianceBernstein Intermediate Bond Portfolio - Class A
            AllianceBernstein Intermediate Bond Portfolio - Class B
          AllianceBernstein International Growth Portfolio - Class A
           AllianceBernstein International Value Portfolio - Class A
            AllianceBernstein Large Cap Growth Portfolio - Class A
            AllianceBernstein Large Cap Growth Portfolio - Class B
              AllianceBernstein Money Market Portfolio - Class A
              AllianceBernstein Money Market Portfolio - Class B
         AllianceBernstein Real Estate Investment Portfolio - Class A
            AllianceBernstein Small Cap Growth Portfolio - Class A
           AllianceBernstein Small/Mid Cap Value Portfolio - Class A
  AllianceBernstein U.S. Large Cap Blended Style Portfolio - Class B (1) (2)
         AllianceBernstein Utility Income Portfolio - Class A (1) (7)
                  AllianceBernstein Value Portfolio - Class B

             BlackRock Variable Series Funds, Inc. ("BlackRock"):
                   BlackRock Basic Value V.I. Fund - Class I
             BlackRock Equity Dividend V.I. Fund - Class I * (16)
                BlackRock Global Allocation V.I. Fund - Class I
            BlackRock Global Opportunities V.I. Fund - Class I (12)
                   BlackRock High Income V.I. Fund - Class I
               BlackRock International Value V.I. Fund - Class I
                 BlackRock Large Cap Core V.I. Fund - Class I
                BlackRock Large Cap Growth V.I. Fund - Class I
                  BlackRock Money Market V.I. Fund - Class I

                            See accompanying notes.

                                   VA I - 28

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note A - Organization - Continued

       BlackRock Variable Series Funds, Inc. ("BlackRock"): - continued
                 BlackRock Large Cap Core V.I. Fund - Class I
                BlackRock Large Cap Growth V.I. Fund - Class I
                  BlackRock Money Market V.I. Fund - Class I
                  BlackRock Total Return V.I. Fund - Class I
               BlackRock Value Opportunities V.I. Fund - Class I

                     Delaware VIP Trust ("Delaware VIP"):
             Delaware VIP Balanced Series - Standard Class (1) (6)
               Delaware VIP Cash Reserve Series - Standard Class
                Delaware VIP High Yield Series - Standard Class
   Delaware VIP Limited-Term Diversified Income Series - Standard Class (3)
           Delaware VIP Smid Cap Growth Series - Standard Class (8)
                  Delaware VIP Value Series - Standard Class

                Dreyfus Stock Index Fund, Inc. - Initial Shares

         Fidelity(R) Variable Insurance Products ("Fidelity(R) VIP"):
          Fidelity(R) VIP Asset Manager/SM/ Portfolio - Initial Class
            Fidelity(R) VIP Contrafund(R) Portfolio - Initial Class
               Fidelity(R) VIP Growth Portfolio - Initial Class
             Fidelity(R) VIP High Income Portfolio - Initial Class
        Fidelity(R) VIP Investment Grade Bond Portfolio - Initial Class
            Fidelity(R) VIP Money Market Portfolio - Initial Class
              Fidelity(R) VIP Overseas Portfolio - Initial Class

          Lincoln Variable Insurance Products Trust ("Lincoln VIP"):
 Lincoln VIP Delaware Foundation Moderate Allocation Fund - Standard Class (6)

                           UBS Series Trust ("UBS"):
                     UBS U.S. Allocation Portfolio (1) (4)

                      Van Eck VIP Trust ("Van Eck"): (15)
            Van Eck VIP Emerging Markets Fund - Initial Class (13)
           Van Eck VIP Global Hard Assets Fund - Initial Class (14)

                    The Vanguard Group(R) ("Vanguard(R)"):
                          Vanguard(R) 500 Index Fund
                       Vanguard(R) Dividend Growth Fund
                             Vanguard(R) GNMA Fund
                         Vanguard(R) Health Care Fund
                Vanguard(R) Inflation-Protected Securities Fund
             Vanguard(R) LifeStrategy(R) Conservative Growth Fund
                    Vanguard(R) LifeStrategy(R) Growth Fund
                    Vanguard(R) LifeStrategy(R) Income Fund
               Vanguard(R) LifeStrategy(R) Moderate Growth Fund
                      Vanguard(R) Prime Money Market Fund
                           Vanguard(R) PRIMECAP Fund
                    Vanguard(R) Small-Cap Growth Index Fund
                    Vanguard(R) Small-Cap Value Index Fund
                 Vanguard(R) Total Bond Market Index Fund (1)
               Vanguard(R) Total International Stock Index Fund
                         Vanguard(R) U.S. Growth Fund

                            See accompanying notes.

                                   VA I - 29

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note A - Organization - Continued

              The Vanguard Group(R) ("Vanguard(R)"): - continued
                        Vanguard(R) Wellington(TM) Fund
                         Vanguard(R) Windsor(TM) Fund

           Vanguard(R) Variable Insurance Fund ("Vanguard(R) VIF"):
                      Vanguard(R) VIF Balanced Portfolio
                   Vanguard(R) VIF Capital Growth Portfolio
                  Vanguard(R) VIF Diversified Value Portfolio
                    Vanguard(R) VIF Equity Income Portfolio
                    Vanguard(R) VIF Equity Index Portfolio
                       Vanguard(R) VIF Growth Portfolio
                   Vanguard(R) VIF High Yield Bond Portfolio
                    Vanguard(R) VIF International Portfolio
                    Vanguard(R) VIF Mid-Cap Index Portfolio
                    Vanguard(R) VIF Money Market Portfolio
                     Vanguard(R) VIF REIT Index Portfolio
             Vanguard(R) VIF Short-Term Investment-Grade Portfolio
                Vanguard(R) VIF Small Company Growth Portfolio
               Vanguard(R) VIF Total Bond Market Index Portfolio
              Vanguard(R) VIF Total Stock Market Index Portfolio

 (1) Sub-accounts had no activity in the current year.
 (2) Effective February 13, 2009, AllianceBernstein U.S. Large Cap Blended
     Style Portfolio - Class B was closed and liquidated.
 (3) Effective April 15, 2009, Delaware VIP Capital Reserve Series - Standard Class changed its name to Delaware VIP Limited-Term Diversified Income Series - Standard Class.
 (4) Effective April 24, 2009, UBS U.S. Allocation Portfolio was closed and liquidated.
 (5) Effective May 1, 2009, AllianceBernstein Global Technology Portfolio - Class A and AllianceBernstein Global Technology - Class B changed their names to AllianceBernstein Global Thematic Growth Portfolio - Class A and AllianceBernstein Global Thematic Growth Portfolio - Class B, respectively.
 (6) Effective June 12, 2009, Delaware VIP Balanced Series - Standard Class was acquired by Lincoln VIP Delaware Foundation Moderate Allocation Fund - Standard Class.
 (7) Effective September 25, 2009, AllianceBernstein Utility Income Portfolio - Class A was closed and liquidated.
 (8) Effective March 22, 2010, Delaware VIP Growth Opportunities Series - Standard Class changed its name to Delaware VIP Smid Cap Growth Series - Standard Class.
 (9) Effective April 30, 2010, AIM Variable Insurance Funds changed its name to AIM Variable Insurance Funds (Invesco Variable Insurance Funds).
 (10)Effective April 30, 2010, AIM V.I. Capital Appreciation Fund - Series I changed its name to Invesco V.I. Capital Appreciation Fund - Series I.
 (11)Effective April 30, 2010, AIM V.I. International Growth Fund - Series I changed its name to Invesco V.I. International Growth Fund - Series I.
 (12)Effective May 1, 2010, BlackRock Global Growth V.I. Fund - Class I changed its name to BlackRock Global Opportunities V.I. Fund - Class I.
 (13)Effective May 1, 2010, Van Eck Worldwide Emerging Markets Fund - Initial Class changed its name to Van Eck VIP Emerging Markets Fund - Initial Class.
 (14)Effective May 1, 2010, Van Eck Worldwide Hard Assets Fund - Initial Class changed its name to Van Eck VIP Global Hard Assets Fund - Initial Class.
 (15)Effective May 1, 2010, Van Eck Worldwide Insurance Trust changed its name to Van Eck VIP Trust.
 (16)Effective October 1, 2010, BlackRock Utilities and Telecommunications V.I. Fund - Class I changed its name to BlackRock Equity Dividend V.I. Fund - Class I.

                            See accompanying notes.

                                   VA I - 30

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note A - Organization - Continued

In addition to the Sub-accounts above, contract owners may allocate contract funds to a fixed account that is part of the Company's general account. Contract owners should refer to the appropriate contract prospectus supplements for a complete description of the available Funds and the fixed account.

The assets of the Account are segregated from the Company's other assets. The operations of the Account are part of the Company.

Net purchases from the contracts are allocated to the Sub-accounts and invested in the Funds in accordance with contract owner instructions. The purchases are recorded as principal transactions in the Statement of Changes in Net Assets.

Note B - Summary of Significant Accounting Policies and Basis of Presentation

The accompanying financial statements of the Account have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The accounting principles followed by the Account and the methods of applying those principles are presented below. If there are transfers between American General and the Separate Account they will be disclosed as mortality reserve transfers in the Statement of Changes in Net Assets under principal transactions.

Recent Accounting Pronouncements - In June 2009, the FASB issued the FASB Accounting Standards Codification (Codification). The Codification became the single source for all authoritative GAAP recognized by the FASB to be applied for financial statements issued for periods ending after September 15, 2009. The Codification did not change GAAP and did not have an affect on this financial statement.

Fair Value Measurements - In September 2006, the FASB issued an accounting standard that defined fair value, established a framework for measuring fair value and expands disclosure requirements regarding fair value measurements but did not change existing guidance about whether an asset or liability is carried at fair value. The Company adopted the standard on January 1, 2008, its required effective date. Since that date, assets and liabilities recorded at fair value in the Separate Account balance sheet are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Level 1 - Fair value measurements determined by quoted prices in active markets for identical investments. The Account does not adjust the quoted price for such instruments. Level 1 assets and liabilities include government and agency securities, actively traded listed common stocks, most separate account assets and most mutual funds.

Level 2 - Fair value measurements based on observable inputs other than quoted prices included in Level 1, inputs such as quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc. Level 2 assets and liabilities typically include certain government securities, most investment-grade and high-yield corporate bonds, certain asset backed securities, certain listed equities, state, municipal and provincial obligations, hybrid securities, mutual fund and derivative contracts.

Level 3 - Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Level 3 assets and liabilities principally include fixed maturities.

The Account assets measured at fair value as of December 31, 2010 consist of investments in mutual funds that trade daily and are measured at fair value using end of day net asset values per share as determined by the Funds. As all assets of the account are classified as Level 1, no reconciliation of Level 3 assets and change in unrealized gains (losses) is presented.

                            See accompanying notes.

                                   VA I - 31

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note B - Summary of Significant Accounting Policies and Basis of Presentation - Continued

See Note E - Investments for the table presenting information about assets measured at fair value at December 31, 2010.

Use of estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the year. Actual results could differ from those estimates.

Security transactions and related investment income - Security transactions which represent purchases and sales of investments are accounted for on the trade date at fair value. Realized gains and losses from security transactions are determined on the basis of first-in first-out. Dividend income and distributions of capital gains are recorded on the ex-dividend date and reinvested upon receipt.

Annuity reserves - For contract owners who select a variable payout option, reserves are initially established based on estimated mortality (where applicable) and other assumptions, including provisions for the risk of adverse deviation from assumptions. The assumed interest rate used to determine annuity payments is 3.5% or 5.0% for all contracts except "deferred load" contracts and contracts issued prior to January 1, 1982, which have an assumed interest rate of 3.0%.

At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, the Company makes payments to the Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Account to the Company. If there are transfers between the Company and the Account they will be disclosed as mortality reserve transfers in the Statement of Changes in Net Assets under principal transactions.

Annuity reserves are calculated according to either the Progressive Annuity Table 1983(a) Individual Mortality Table or the Annuity 2000 Mortality Table, depending on the calendar year of annuitization.

Federal income taxes - The Company is taxed as a life insurance company under the Internal Revenue Code and includes the operations of the Account in determining its federal income tax liability. As a result, the Account is not taxed as a "Regulated Investment Company" under subchapter M of the Internal Revenue Code. Under existing federal income tax law, the investment income and capital gains from sales of investments realized by the Account are not taxable. Therefore, no federal income tax provision has been made.

Accumulation unit - This is a measuring unit used to calculate the contract owner's interest. Such units are valued on each day that the New York Stock Exchange ("NYSE") is open for business to reflect investment performance and the prorated daily deduction for mortality and expense risk charges.

Note C - Contract Charges

Premium taxes - The Company will deduct premium taxes imposed by certain states from purchase payments when received; from the owner's account value at the time annuity payments begin; from the amount of any partial withdrawal; or from proceeds payable upon termination of the certificate for any other reason, including death of the owner or annuitant, or surrender of the certificate. The applicable rates currently range from 0% to 3.5%. The rates are subject to change.

Mortality and expense risk and administrative charges - Deductions for administrative expenses and mortality and expense risks assumed by the Company are assessed through the daily unit value calculation and paid to the Company from the daily net asset value of the Sub-accounts. A summary of the charges by contract follows:

                            See accompanying notes.

                                   VA I - 32

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note C - Contract Charges - Continued

-----------------------------------------------
                  Mortality & Expense Risk and
                     Administrative Charges
Contracts             Maximum Annual Rate
-----------------------------------------------
Gallery                       1.40%
-----------------------------------------------
Ovation                       1.40%
-----------------------------------------------
Ovation Advisor               1.40%
-----------------------------------------------
Ovation Plus                  1.40%
-----------------------------------------------
Paradigm                      1.40%
-----------------------------------------------
Profile                       1.40%
-----------------------------------------------
GIVA                          1.25%
-----------------------------------------------
Trilogy                       1.40%
-----------------------------------------------
Vanguard SPIA                 0.52%
-----------------------------------------------
Variable Annuity              1.40%
-----------------------------------------------

Accidental death benefit charges - Daily charges for the Accidental Death Benefit (ADB) option are assessed through the daily unit value calculation on all contracts that have elected this option and are equivalent, on an annual basis, to 0.05% of the value of the contracts. These charges are included as part of the mortality and expense risk and administrative charges line of the Statement of Operations.

Annual administrative fee - An annual administrative expense charge of $30 may be assessed against each contract on its anniversary date. The annual administrative expense charge is paid by redemption of units outstanding. Contracts under the Vanguard SPIA and GIVA products are not subject to the annual administrative expense charge. Annual fees are included with administrative charges in the Statement of Changes in Net Assets under principal transactions.

Distribution charges - Daily charges for distribution expenses are assessed on all contracts issued under the Ovation Plus product and are equivalent, on an annual basis, to 0.20% of the value of the contracts. These charges are paid to the Company by redemption of units outstanding. These charges are included as part of the administrative charges line of the Statement of Changes in Net Assets under principal transactions.

Death benefit rider charges - The Annual Ratchet Plan is a death benefit rider. Daily charges for the Annual Ratchet Plan option are assessed on all contracts that have elected this option and are equivalent, on an annual basis, to 0.10% of the value of the contracts. These charges are paid to the Company by redemption of units outstanding. These charges are included as part of the administrative charges line of the Statement of Changes in Net Assets under principal transactions.

The Equity Assurance Plan is a death benefit rider. Daily charges for the Equity Assurance Plan option are assessed on all contracts that have elected this option and are equivalent, on an annual basis, to a maximum 0.20% of the value of the contracts. These charges are paid to the Company by redemption of units outstanding. These charges are included as part of the administrative charges line of the Statement of Changes in Net Assets under principal transactions.

The Estate Benefit Payment is a death benefit rider. Daily charges for the Estate Benefit Payment option are assessed on all contracts that have elected this option and are equivalent, on an annual basis, to 0.20% of the value of the contracts. These charges are paid to the Company by redemption of units outstanding. These charges are included as part of the administrative charges line of the Statement of Changes in Net Assets under principal transactions.

Transfer charges - A $10 transfer fee for each transfer in excess of 12 during the contract year may be assessed on all contracts issued under the Vanguard SPIA and GIVA products. Transfer requests are subject to the Company's published rules concerning market timing. A contract owner who violates these rules will for a period of time (typically six months), have certain restrictions placed on transfers. The transfer charges are paid by redemption of units outstanding. Transfer charges are included with net transfers from
(to) other sub-accounts or fixed rate option in the Statement of Changes in Net Assets under principal transactions.

                            See accompanying notes.

                                   VA I - 33

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note C - Contract Charges - Continued

Surrender charge - In the event that a contract owner withdraws all or a portion of the contract value within the surrender charge period, the contracts provide that they will be assessed a surrender charge. The surrender charge is based on a table of charges, of which the maximum charge is 6% of the contract value subject to a maximum of 8.5% of premiums paid for single premium contracts and a maximum charge of 6% of premiums paid for flexible premium contracts. Contracts under the Ovation Advisor, Vanguard SPIA and GIVA products are not subjected to surrender charges. For the Vanguard SPIA product, a partial withdrawal transaction charge may be assessed for each partial withdrawal. The partial withdrawal transaction charge is the lesser of 2% of the amount withdrawn or $25. The surrender charges and partial withdrawals are paid by redemption of units outstanding. The surrender charges and partial withdrawals are included with surrender charges in the Statement of Changes in Net Assets under principal transactions.

                            See accompanying notes.

                                   VA I - 34

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note D - Security Purchases and Sales

For the year ended December 31, 2010, the aggregate cost of purchases and proceeds from the sales of investments were:

Sub-accounts                                                               Cost of Purchases      Proceeds from Sales
---------------------------------------------------------------------------------------------------------------------
AllianceBernstein Balanced Wealth Strategy Portfolio - Class A               $   3,677,236        $       11,941,214
AllianceBernstein Global Thematic Growth Portfolio - Class A                       863,161                 3,772,337
AllianceBernstein Global Thematic Growth Portfolio - Class B                     1,052,162                 2,022,823
AllianceBernstein Growth and Income Portfolio - Class A                            259,465                 9,298,366
AllianceBernstein Growth and Income Portfolio - Class B                            377,741                10,862,103
AllianceBernstein Growth Portfolio - Class A                                       209,849                 3,998,101
AllianceBernstein Growth Portfolio - Class B                                       289,488                 3,061,188
AllianceBernstein Intermediate Bond Portfolio - Class A                          9,338,113                19,593,317
AllianceBernstein Intermediate Bond Portfolio - Class B                             63,688                   428,661
AllianceBernstein International Growth Portfolio - Class A                       1,801,742                 7,769,615
AllianceBernstein International Value Portfolio - Class A                        1,476,521                 3,706,179
AllianceBernstein Large Cap Growth Portfolio - Class A                             471,960                 6,997,549
AllianceBernstein Large Cap Growth Portfolio - Class B                             896,827                 5,746,781
AllianceBernstein Money Market Portfolio - Class A                               2,106,201                 7,012,663
AllianceBernstein Money Market Portfolio - Class B                               3,064,078                 8,752,898
AllianceBernstein Real Estate Investment Portfolio - Class A                     1,299,175                 2,986,028
AllianceBernstein Small Cap Growth Portfolio - Class A                             795,646                 3,242,353
AllianceBernstein Small/Mid Cap Value Portfolio - Class A                        1,806,073                 5,641,356
AllianceBernstein Value Portfolio - Class B                                      1,391,463                 4,842,560
BlackRock Basic Value V.I. Fund - Class I                                           61,017                   417,327
BlackRock Equity Dividend V.I. Fund - Class I *                                     70,391                    37,395
BlackRock Global Allocation V.I. Fund - Class I                                     88,997                   181,982
BlackRock Global Opportunities V.I. Fund - Class I                                   6,751                   130,752
BlackRock High Income V.I. Fund - Class I                                           58,162                    14,359
BlackRock International Value V.I. Fund - Class I                                   15,627                   233,864
BlackRock Large Cap Core V.I. Fund - Class I                                        76,372                    91,868
BlackRock Large Cap Growth V.I. Fund - Class I                                       2,451                   156,895
BlackRock Money Market V.I. Fund - Class I                                               2                    92,970
BlackRock Total Return V.I. Fund - Class I                                          15,956                    30,709
BlackRock Value Opportunities V.I. Fund - Class I                                   51,300                   162,741
Delaware VIP Balanced Series - Standard Class                                            -                         -
Delaware VIP Cash Reserve Series - Standard Class                                       22                    30,326
Delaware VIP High Yield Series - Standard Class                                     25,662                    24,962
Delaware VIP Limited-Term Diversified Income Series - Standard Class                 2,249                       987
Delaware VIP Smid Cap Growth Series - Standard Class                                     -                     9,832
Delaware VIP Value Series - Standard Class                                          41,961                   124,886
Dreyfus Stock Index Fund, Inc. - Initial Shares                                     58,504                   305,015
Fidelity VIP Asset Manager Portfolio - Initial Class                                91,659                   300,786
Fidelity VIP Contrafund Portfolio - Initial Class                                   20,322                   169,025
Fidelity VIP Growth Portfolio - Initial Class                                       22,287                   153,769
Fidelity VIP High Income Portfolio - Initial Class                                  41,317                    48,554
Fidelity VIP Investment Grade Bond Portfolio - Initial Class                        80,064                   181,500
Fidelity VIP Money Market Portfolio - Initial Class                                140,493                   508,293
Fidelity VIP Overseas Portfolio - Initial Class                                      2,950                    22,721
Lincoln VIP Delaware Foundation Moderate Allocation Fund - Standard Class            9,412                    12,809
Invesco V.I. Capital Appreciation Fund - Series I                                   11,499                    41,960
Invesco V.I. International Growth Fund - Series I                                   15,734                    53,396
UBS U.S. Allocation Portfolio                                                            -                         -
Van Eck VIP Emerging Markets Fund - Initial Class                                   11,951                    61,405
Van Eck VIP Global Hard Assets Fund - Initial Class                                 10,164                    42,231

                            See accompanying notes.

                                   VA I - 35

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note D - Security Purchases and Sales - Continued

For the year ended December 31, 2010, the aggregate cost of purchases and proceeds from the sales of investments were:

Sub-accounts                                        Cost of Purchases      Proceeds from Sales
----------------------------------------------------------------------------------------------
Vanguard 500 Index Fund                              $          328          $        1,981
Vanguard Dividend Growth Fund                               100,687                  18,588
Vanguard GNMA Fund                                           13,237                  43,912
Vanguard Health Care Fund                                     1,628                   6,930
Vanguard Inflation-Protected Securities Fund                 16,729                  24,772
Vanguard International Growth Fund                              152                     803
Vanguard LifeStrategy Conservative Growth Fund                5,541                  17,689
Vanguard LifeStrategy Growth Fund                            34,214                  31,049
Vanguard LifeStrategy Income Fund                            75,140                  83,902
Vanguard LifeStrategy Moderate Growth Fund                  102,279                  44,157
Vanguard Prime Money Market Fund                                  2                     377
Vanguard PRIMECAP Fund                                           46                     248
Vanguard Small-Cap Growth Index Fund                         52,414                   9,604
Vanguard Small-Cap Value Index Fund                             362                   1,954
Vanguard Total Bond Market Index Fund                         1,389                 125,083
Vanguard Total International Stock Index Fund                 2,365                  30,285
Vanguard U.S. Growth Fund                                        19                     325
Vanguard VIF Balanced Portfolio                             834,887                 491,717
Vanguard VIF Capital Growth Portfolio                        77,466                  73,042
Vanguard VIF Diversified Value Portfolio                     54,215                  49,755
Vanguard VIF Equity Income Portfolio                        223,280                  28,723
Vanguard VIF Equity Index Portfolio                          80,697                  41,856
Vanguard VIF Growth Portfolio                                16,932                  14,478
Vanguard VIF High Yield Bond Portfolio                      241,674                 185,460
Vanguard VIF International Portfolio                        577,512                 263,879
Vanguard VIF Mid-Cap Index Portfolio                        217,658                  34,508
Vanguard VIF Money Market Portfolio                       2,997,985               3,067,003
Vanguard VIF REIT Index Portfolio                            66,386                  44,381
Vanguard VIF Short-Term Investment-Grade Portfolio           28,916                  41,962
Vanguard VIF Small Company Growth Portfolio                  22,889                  24,443
Vanguard VIF Total Bond Market Index Portfolio              632,302                 171,642
Vanguard VIF Total Stock Market Index Portfolio             601,279                 453,449
Vanguard Wellington Fund                                     71,825                   5,535
Vanguard Windsor Fund                                            21                     191

                            See accompanying notes.

                                   VA I - 36

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note E - Investments

The following is a summary of fund shares owned as of December 31, 2010.

                                                                 Net Asset
                                                                 Value Per Value of Shares Cost of Shares  Level
Sub-accounts                                          Shares       Share    at Fair Value       Held        (a)
----------------------------------------------------------------------------------------------------------------
AllianceBernstein Balanced Wealth Strategy
  Portfolio - Class A                                  5,515,141 $  11.48  $   63,313,818  $    57,162,524   1
AllianceBernstein Global Thematic Growth
  Portfolio - Class A                                  1,164,869    19.47      22,680,007       26,218,831   1
AllianceBernstein Global Thematic Growth
  Portfolio - Class B                                    572,384    18.99      10,869,577        9,325,161   1
AllianceBernstein Growth and Income Portfolio -
  Class A                                              3,443,527    17.19      59,194,233       73,128,859   1
AllianceBernstein Growth and Income Portfolio -
  Class B                                              3,459,510    17.01      58,846,273       72,829,359   1
AllianceBernstein Growth Portfolio - Class A           1,242,385    20.15      25,034,062       26,113,889   1
AllianceBernstein Growth Portfolio - Class B             885,198    19.62      17,367,591       14,894,739   1
AllianceBernstein Intermediate Bond Portfolio -
  Class A                                              8,122,025    12.39     100,631,894       90,796,423   1
AllianceBernstein Intermediate Bond Portfolio -
  Class B                                                 84,776    12.26       1,039,357          969,254   1
AllianceBernstein International Growth Portfolio
  - Class A                                            2,444,210    18.42      45,022,354       57,228,960   1
AllianceBernstein International Value Portfolio -
  Class A                                              1,160,361    14.90      17,289,372       24,224,488   1
AllianceBernstein Large Cap Growth Portfolio -
  Class A                                              1,672,832    27.79      46,487,989       50,060,444   1
AllianceBernstein Large Cap Growth Portfolio -
  Class B                                              1,024,395    27.08      27,740,609       22,101,845   1
AllianceBernstein Money Market Portfolio - Class A    13,509,991     1.00      13,509,991       13,509,991   1
AllianceBernstein Money Market Portfolio - Class B    14,836,223     1.00      14,836,223       14,836,223   1
AllianceBernstein Real Estate Investment
  Portfolio - Class A                                  1,240,287    12.02      14,908,250       16,208,892   1
AllianceBernstein Small Cap Growth Portfolio -
  Class A                                              1,348,198    16.36      22,056,522       16,704,517   1
AllianceBernstein Small/Mid Cap Value Portfolio -
  Class A                                              1,614,136    16.95      27,359,607       25,787,506   1
AllianceBernstein Value Portfolio - Class B            2,305,018     9.75      22,473,925       27,529,926   1
BlackRock Basic Value V.I. Fund - Class I                262,203    11.94       3,130,698        3,632,102   1
BlackRock Equity Dividend V.I. Fund - Class I *           45,918     7.92         363,667          495,678   1
BlackRock Global Allocation V.I. Fund - Class I          105,295    16.15       1,700,510        1,565,972   1
BlackRock Global Opportunities V.I. Fund - Class I        18,741    14.17         265,562          198,801   1
BlackRock High Income V.I. Fund - Class I                 48,513     7.13         345,895          350,940   1
BlackRock International Value V.I. Fund - Class I        105,936     9.55       1,011,686        1,402,129   1
BlackRock Large Cap Core V.I. Fund - Class I              60,407    22.73       1,373,055        1,703,365   1
BlackRock Large Cap Growth V.I. Fund - Class I            38,604    10.85         418,850          386,496   1
BlackRock Money Market V.I. Fund - Class I                52,854     1.00          52,854           52,854   1
BlackRock Total Return V.I. Fund - Class I                16,843    11.28         189,983          196,854   1
BlackRock Value Opportunities V.I. Fund - Class I         61,842    17.66       1,092,121        1,322,603   1
Delaware VIP Cash Reserve Series - Standard Class          8,654     1.00           8,654            8,654   1
Delaware VIP High Yield Series - Standard Class           56,329     6.04         340,225          294,988   1
Delaware VIP Limited-Term Diversified Income
  Series - Standard Class                                  7,487    10.15          75,991           73,472   1
Delaware VIP Smid Cap Growth Series - Standard
  Class                                                    4,761    22.22         105,794           76,274   1
Delaware VIP Value Series - Standard Class                93,941    16.49       1,549,081        1,487,975   1
Dreyfus Stock Index Fund, Inc. - Initial Shares           55,874    29.67       1,657,783        1,541,355   1
Fidelity VIP Asset Manager Portfolio - Initial
  Class                                                   93,217    14.54       1,355,378        1,332,952   1
Fidelity VIP Contrafund Portfolio - Initial Class         33,113    23.88         790,738          912,624   1
Fidelity VIP Growth Portfolio - Initial Class             26,002    37.09         964,423          750,683   1
Fidelity VIP High Income Portfolio - Initial Class        50,325     5.57         280,308          277,837   1
Fidelity VIP Investment Grade Bond Portfolio -
  Initial Class                                           78,325    12.83       1,004,907          986,850   1
Fidelity VIP Money Market Portfolio - Initial
  Class                                                  751,428     1.00         751,428          751,428   1
Fidelity VIP Overseas Portfolio - Initial Class            4,829    16.77          80,990           84,688   1
Lincoln VIP Delaware Foundation Moderate
  Allocation Fund - Standard Class                        28,074    13.65         383,209          307,147   1
Invesco V.I. Capital Appreciation Fund - Series I          8,046    23.30         187,470          182,182   1
Invesco V.I. International Growth Fund - Series I          8,595    28.69         246,599          250,946   1
Van Eck VIP Emerging Markets Fund - Initial Class         23,150    14.14         327,336          303,687   1
Van Eck VIP Global Hard Assets Fund - Initial
  Class                                                    7,278    37.67         274,168          238,470   1
Vanguard 500 Index Fund                                      161   115.82          18,633           18,271   1
Vanguard Dividend Growth Fund                             16,360    14.38         235,258          228,880   1
Vanguard GNMA Fund                                        19,669    10.74         211,250          210,340   1

                            See accompanying notes.

                                   VA I - 37

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note E - Investments - Continued

The following is a summary of fund shares owned as of December 31, 2010.

                                                             Net Asset
                                                             Value Per  Value of Shares at Cost of Shares Level
Sub-accounts                                        Shares     Share        Fair Value          Held       (a)
---------------------------------------------------------------------------------------------------------------
Vanguard Health Care Fund                               308 $    122.40   $       37,659   $       38,520   1
Vanguard Inflation-Protected Securities Fund         22,634       13.00          294,239          288,138   1
Vanguard International Growth Fund                      503       19.34            9,719           11,117   1
Vanguard LifeStrategy Conservative Growth Fund       12,851       16.36          210,250          210,767   1
Vanguard LifeStrategy Growth Fund                    21,474       22.06          473,716          482,920   1
Vanguard LifeStrategy Income Fund                    30,451       14.06          428,136          422,024   1
Vanguard LifeStrategy Moderate Growth Fund           28,423       19.57          556,246          542,670   1
Vanguard Prime Money Market Fund                      3,211        1.00            3,211            3,211   1
Vanguard PRIMECAP Fund                                   36       65.80            2,372            1,899   1
Vanguard Small-Cap Growth Index Fund                  2,933       21.92           64,296           57,235   1
Vanguard Small-Cap Value Index Fund                   1,251       16.01           20,030           19,087   1
Vanguard Total Bond Market Index Fund                     -       10.60                -                -   1
Vanguard Total International Stock Index Fund         9,637       15.76          151,886          113,618   1
Vanguard U.S. Growth Fund                               171       18.25            3,119            2,666   1
Vanguard VIF Balanced Portfolio                     326,796       18.70        6,111,085        6,052,723   1
Vanguard VIF Capital Growth Portfolio                30,197       16.38          494,623          462,332   1
Vanguard VIF Diversified Value Portfolio             49,369       12.33          608,724          730,350   1
Vanguard VIF Equity Income Portfolio                 41,646       14.78          615,533          700,168   1
Vanguard VIF Equity Index Portfolio                  22,083       23.51          519,177          568,591   1
Vanguard VIF Growth Portfolio                        13,040       13.18          171,873          152,757   1
Vanguard VIF High Yield Bond Portfolio               53,183        7.78          413,766          377,684   1
Vanguard VIF International Portfolio                117,589       18.29        2,150,695        2,237,109   1
Vanguard VIF Mid-Cap Index Portfolio                 40,459       14.93          604,056          532,827   1
Vanguard VIF Money Market Portfolio                 710,963        1.00          710,963          710,963   1
Vanguard VIF REIT Index Portfolio                    38,357       10.35          396,997          408,081   1
Vanguard VIF Short-Term Investment-Grade Portfolio   23,731       10.97          260,327          249,640   1
Vanguard VIF Small Company Growth Portfolio          16,165       17.68          285,801          222,758   1
Vanguard VIF Total Bond Market Index Portfolio      111,544       12.06        1,345,225        1,295,498   1
Vanguard VIF Total Stock Market Index Portfolio     107,509       24.44        2,627,520        2,714,771   1
Vanguard Wellington Fund                              2,271       31.10           70,618           68,504   1
Vanguard Windsor Fund                                   134       13.51            1,814            2,097   1

(a) Represents the level within the fair value hierarchy under which the portfolio is classified as described in Note B to the financial statements.

                            See accompanying notes.

                                   VA I - 38

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units

Summary of Changes in Units for the year ended December 31, 2010.

                                         Accumulation  Accumulation  Annuity Units Annuity Units Net Increase
Sub-accounts                             Units Issued Units Redeemed    Issued       Redeemed     (Decrease)
--------------------------------------------------------------------------------------------------------------
1 AllianceBernstein Balanced Wealth
  Strategy Portfolio - Class A                   819      (878,428)       14,237        (1,253)      (864,625)
2 AllianceBernstein Balanced Wealth
  Strategy Portfolio - Class A                   283       (23,366)            -              -       (23,083)
3 AllianceBernstein Balanced Wealth
  Strategy Portfolio - Class A                     -        (5,504)            -              -        (5,504)
1 AllianceBernstein Global Thematic
  Growth Portfolio - Class A                     646      (179,531)          425          (444)      (178,904)
2 AllianceBernstein Global Thematic
  Growth Portfolio - Class A                       -        (7,689)            -              -        (7,689)
3 AllianceBernstein Global Thematic
  Growth Portfolio - Class A                     127        (2,231)            -              -        (2,104)
4 AllianceBernstein Global Thematic
  Growth Portfolio - Class B                   2,781       (69,352)          114           (88)       (66,545)
5 AllianceBernstein Global Thematic
  Growth Portfolio - Class B                       -        (3,358)            -              -        (3,358)
1 AllianceBernstein Growth and Income
  Portfolio - Class A                            477      (228,535)          813          (785)      (228,030)
2 AllianceBernstein Growth and Income
  Portfolio - Class A                              -       (10,052)            -              -       (10,052)
3 AllianceBernstein Growth and Income
  Portfolio - Class A                            208        (6,560)          138          (149)        (6,363)
4 AllianceBernstein Growth and Income
  Portfolio - Class B                            411      (282,043)          968          (865)      (281,529)
5 AllianceBernstein Growth and Income
  Portfolio - Class B                             76        (8,604)            -              -        (8,528)
1 AllianceBernstein Growth Portfolio -
  Class A                                        395      (142,591)          261          (196)      (142,131)
2 AllianceBernstein Growth Portfolio -
  Class A                                          -        (8,223)            -              -        (8,223)
3 AllianceBernstein Growth Portfolio -
  Class A                                        171        (4,042)            -              -        (3,871)
4 AllianceBernstein Growth Portfolio -
  Class B                                        148      (114,321)           30           (12)      (114,155)
5 AllianceBernstein Growth Portfolio -
  Class B                                      1,427        (1,252)            -              -            175
1 AllianceBernstein Intermediate Bond
  Portfolio - Class A                         25,796      (744,862)        3,011        (5,770)      (721,825)
2 AllianceBernstein Intermediate Bond
  Portfolio - Class A                         11,086       (31,139)            -              -       (20,053)
4 AllianceBernstein Intermediate Bond
  Portfolio - Class B                              -       (21,988)            -              -       (21,988)
5 AllianceBernstein Intermediate Bond
  Portfolio - Class B                              -           (49)            -              -           (49)
1 AllianceBernstein International
  Growth Portfolio - Class A                     337      (194,573)          194        (2,859)      (196,901)
2 AllianceBernstein International
  Growth Portfolio - Class A                       -       (20,090)            -              -       (20,090)
1 AllianceBernstein International Value
  Portfolio - Class A                             52      (145,252)          156          (105)      (145,149)
2 AllianceBernstein International Value
  Portfolio - Class A                              -       (25,034)            -              -       (25,034)
1 AllianceBernstein Large Cap Growth
  Portfolio - Class A                          2,403      (222,386)        1,333        (1,018)      (219,668)
2 AllianceBernstein Large Cap Growth
  Portfolio - Class A                              -       (11,930)            -              -       (11,930)
3 AllianceBernstein Large Cap Growth
  Portfolio - Class A                              -        (1,707)          189          (130)        (1,648)
4 AllianceBernstein Large Cap Growth
  Portfolio - Class B                            384      (172,085)        1,577        (1,013)      (171,137)
5 AllianceBernstein Large Cap Growth
  Portfolio - Class B                              -        (6,288)            -              -        (6,288)
1 AllianceBernstein Money Market
  Portfolio - Class A                          6,038      (342,217)        1,539          (987)      (335,627)
2 AllianceBernstein Money Market
  Portfolio - Class A                              -       (14,574)            -              -       (14,574)
4 AllianceBernstein Money Market
  Portfolio - Class B                          3,022      (419,101)        8,428       (10,532)      (418,183)
5 AllianceBernstein Money Market
  Portfolio - Class B                          8,158        (6,849)            -              -          1,309
1 AllianceBernstein Real Estate
  Investment Portfolio - Class A              12,959       (72,439)        2,393        (2,663)       (59,750)
2 AllianceBernstein Real Estate
  Investment Portfolio - Class A                   -        (6,682)            -              -        (6,682)
1 AllianceBernstein Small Cap Growth
  Portfolio - Class A                            909      (169,757)          622          (632)      (168,858)
2 AllianceBernstein Small Cap Growth
  Portfolio - Class A                             11        (1,824)            -              -        (1,813)
3 AllianceBernstein Small Cap Growth
  Portfolio - Class A                            103        (1,912)            -              -        (1,809)
1 AllianceBernstein Small/Mid Cap Value
  Portfolio - Class A                            190      (177,377)        3,802        (2,479)      (175,864)
2 AllianceBernstein Small/Mid Cap Value
  Portfolio - Class A                              -       (14,558)            -              -       (14,558)
4 AllianceBernstein U.S. Large Cap
  Blended Style Portfolio - Class B                -              -            -              -              -
5 AllianceBernstein U.S. Large Cap
  Blended Style Portfolio - Class B                -              -            -              -              -
1 AllianceBernstein Utility Income
  Portfolio - Class A                              -              -            -              -              -
2 AllianceBernstein Utility Income
  Portfolio - Class A                              -              -            -              -              -
4 AllianceBernstein Value Portfolio -
  Class B                                        707      (353,173)        6,099        (4,314)      (350,681)
5 AllianceBernstein Value Portfolio -
  Class B                                          -        (6,459)            -              -        (6,459)
1 BlackRock Basic Value V.I. Fund -
  Class I                                          7       (15,148)           47           (34)       (15,128)
2 BlackRock Basic Value V.I. Fund -
  Class I                                          -        (6,939)            -              -        (6,939)
1 BlackRock Equity Dividend V.I. Fund -
  Class I *                                      705        (1,738)            -              -        (1,033)
2 BlackRock Equity Dividend V.I. Fund -
  Class I *                                        -           (10)            -              -           (10)

                            See accompanying notes.

                                   VA I - 39

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2010.

                                    Accumulation  Accumulation  Annuity Units Annuity Units Net Increase
Sub-accounts                        Units Issued Units Redeemed    Issued       Redeemed     (Decrease)
--------------------------------------------------------------------------------------------------------
 1 BlackRock Global Allocation
   V.I. Fund - Class I                    2,734        (6,555)             -            -        (3,821)
 2 BlackRock Global Allocation
   V.I. Fund - Class I                        -        (1,128)             -            -        (1,128)
 1 BlackRock Global Opportunities
   V.I. Fund - Class I                        -       (10,359)             -            -       (10,359)
 2 BlackRock Global Opportunities
   V.I. Fund - Class I                        -           (55)             -            -           (55)
 1 BlackRock High Income V.I. Fund
   - Class I                              2,210          (602)             -            -         1,608
 2 BlackRock High Income V.I. Fund
   - Class I                                  -           (46)             -            -           (46)
 1 BlackRock International Value
   V.I. Fund - Class I                        -       (10,640)             -            -       (10,640)
 2 BlackRock International Value
   V.I. Fund - Class I                        -        (3,926)             -            -        (3,926)
 1 BlackRock Large Cap Core V.I.
   Fund - Class I                         3,603        (4,366)            50          (35)         (748)
 2 BlackRock Large Cap Core V.I.
   Fund - Class I                             -            (4)             -            -            (4)
 1 BlackRock Large Cap Growth V.I.
   Fund - Class I                             -       (16,536)             -            -       (16,536)
 1 BlackRock Money Market V.I.
   Fund - Class I                             -        (4,114)             -            -        (4,114)
 2 BlackRock Money Market V.I.
   Fund - Class I                             -        (3,396)             -            -        (3,396)
 1 BlackRock Total Return V.I.
   Fund - Class I                            48           (60)             -            -           (12)
 2 BlackRock Total Return V.I.
   Fund - Class I                             -        (1,457)             -            -        (1,457)
 1 BlackRock Value Opportunities
   V.I. Fund - Class I                        -        (2,638)             -            -        (2,638)
 2 BlackRock Value Opportunities
   V.I. Fund - Class I                        -        (3,083)             -            -        (3,083)
 7 Delaware VIP Balanced Series -
   Standard Class                             -             -              -            -             -
 7 Delaware VIP Cash Reserve
   Series - Standard Class                    -        (1,716)             -            -        (1,716)
 7 Delaware VIP High Yield Series
   - Standard Class                           -          (587)             -            -          (587)
 7 Delaware VIP High Yield Series
   - Standard Class                           -          (222)             -            -          (222)
 7 Delaware VIP Limited-Term
   Diversified Income Series -
   Standard Class                             -            (1)             -            -            (1)
 7 Delaware VIP Smid Cap Growth
   Series - Standard Class                    -             -              -            -             -
 7 Delaware VIP Smid Cap Growth
   Series - Standard Class                    -          (237)             -            -          (237)
 7 Delaware VIP Value Series -
   Standard Class                             -             -              -            -             -
 7 Delaware VIP Value Series -
   Standard Class                             -        (2,877)           184         (107)       (2,800)
 2 Dreyfus Stock Index Fund, Inc.
   - Initial Shares                           -             -              -            -             -
 3 Dreyfus Stock Index Fund, Inc.
   - Initial Shares                         352       (15,121)           885         (176)      (14,060)
 3 Fidelity VIP Asset Manager
   Portfolio - Initial Class                  -       (12,358)           173         (119)      (12,304)
 2 Fidelity VIP Contrafund
   Portfolio - Initial Class                  -            (1)             -            -            (1)
 3 Fidelity VIP Contrafund
   Portfolio - Initial Class                658        (8,532)            11          (79)       (7,942)
 2 Fidelity VIP Growth Portfolio -
   Initial Class                              -            (1)             -            -            (1)
 3 Fidelity VIP Growth Portfolio -
   Initial Class                            405        (8,760)           232         (158)       (8,281)
 2 Fidelity VIP High Income
   Portfolio - Initial Class                  -             -              -            -             -
 3 Fidelity VIP High Income
   Portfolio - Initial Class              1,430        (3,092)             -            -        (1,662)
 3 Fidelity VIP Investment Grade
   Bond Portfolio - Initial Class             -        (6,811)           294         (275)       (6,792)
 3 Fidelity VIP Money Market
   Portfolio - Initial Class              8,140       (34,641)           489         (338)      (26,350)
 3 Fidelity VIP Overseas Portfolio
   - Initial Class                           48        (1,289)             -            -        (1,241)
 7 Lincoln VIP Delaware Foundation
   Moderate Allocation Fund -
   Standard Class                             -          (706)             -            -          (706)
 2 Invesco V.I. Capital
   Appreciation Fund - Series I               -            (2)             -            -            (2)
 3 Invesco V.I. Capital
   Appreciation Fund - Series I             106        (4,394)           982          (13)       (3,319)
 2 Invesco V.I. International
   Growth Fund - Series I                     -            (1)             -            -            (1)
 3 Invesco V.I. International
   Growth Fund - Series I                   645        (2,918)             -          (55)       (2,328)
 3 Van Eck VIP Emerging Markets
   Fund - Initial Class                       -        (2,127)             -            -        (2,127)
 2 Van Eck VIP Global Hard Assets
   Fund - Initial Class                       -            (2)             -            -            (2)
 3 Van Eck VIP Global Hard Assets
   Fund - Initial Class                     308        (1,308)             -          (46)       (1,046)
 1 Vanguard 500 Index Fund                    -             -              -         (167)         (167)
 1 Vanguard Dividend Growth Fund              -             -          3,587         (289)        3,298
 6 Vanguard Dividend Growth Fund              -             -          3,033         (644)        2,389
 1 Vanguard GNMA Fund                         -             -              -       (1,823)       (1,823)

                            See accompanying notes.

                                   VA I - 40

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2010.

                                    Accumulation  Accumulation  Annuity Units   Annuity Units Net Increase
Sub-accounts                        Units Issued Units Redeemed    Issued        Redeemed       (Decrease)
----------------------------------------------------------------------------------------------------------
 6 Vanguard GNMA Fund                         -             -              -       (1,244)       (1,244)
 6 Vanguard Health Care Fund                  -             -              -         (442)         (442)
 6 Vanguard Inflation-Protected
   Securities Fund                            -             -            590       (1,549)         (959)
 1 Vanguard International Growth
   Fund                                       -             -              -          (45)          (45)
 1 Vanguard LifeStrategy
   Conservative Growth Fund                   -             -              -         (194)         (194)
 6 Vanguard LifeStrategy
   Conservative Growth Fund                   -             -              -       (1,043)       (1,043)
 1 Vanguard LifeStrategy Growth
   Fund                                       -             -              -          (79)          (79)
 6 Vanguard LifeStrategy Growth
   Fund                                       -             -          1,885       (2,035)         (150)
 1 Vanguard LifeStrategy Income
   Fund                                       -             -              -       (4,084)       (4,084)
 6 Vanguard LifeStrategy Income
   Fund                                       -             -          4,748       (2,002)        2,746
 6 Vanguard LifeStrategy Moderate
   Growth Fund                                -             -          6,652       (2,855)        3,797
 1 Vanguard Prime Money Market Fund           -             -              -          (31)          (31)
 1 Vanguard PRIMECAP Fund                     -             -              -          (16)          (16)
 1 Vanguard Small-Cap Growth Index
   Fund                                       -             -          2,861         (326)        2,535
 1 Vanguard Small-Cap Value Index
   Fund                                       -             -              -         (135)         (135)
 1 Vanguard Total Bond Market
   Index Fund                                 -             -              -       (8,772)       (8,772)
 6 Vanguard Total International
   Stock Index Fund                           -             -              -       (1,730)       (1,730)
 1 Vanguard U.S. Growth Fund                  -             -              -          (32)          (32)
 6 Vanguard VIF Balanced Portfolio            -             -         42,597      (29,278)       13,319
 6 Vanguard VIF Capital Growth
   Portfolio                                  -             -          1,879       (2,437)         (558)
 1 Vanguard VIF Diversified Value
   Portfolio                                  -             -              -         (100)         (100)
 6 Vanguard VIF Diversified Value
   Portfolio                                  -             -          2,663       (2,899)         (236)
 1 Vanguard VIF Equity Income
   Portfolio                                  -             -              -          (41)          (41)
 6 Vanguard VIF Equity Income
   Portfolio                                  -             -         14,335       (2,036)       12,299
 1 Vanguard VIF Equity Index
   Portfolio                                  -             -              -          (49)          (49)
 6 Vanguard VIF Equity Index
   Portfolio                                  -             -          5,586       (3,387)        2,199
 6 Vanguard VIF Growth Portfolio              -             -          1,410       (1,179)          231
 1 Vanguard VIF High Yield Bond
   Portfolio                                  -             -              -          (67)          (67)
 6 Vanguard VIF High Yield Bond
   Portfolio                                  -             -          3,831       (1,904)        1,927
 1 Vanguard VIF International
   Portfolio                                  -             -              -          (50)          (50)
 6 Vanguard VIF International
   Portfolio                                  -             -         20,929       (6,824)       14,105
 6 Vanguard VIF Mid-Cap Index
   Portfolio                                  -             -         11,529       (1,790)        9,739
 1 Vanguard VIF Money Market
   Portfolio                                  -             -              -       (9,582)       (9,582)
 6 Vanguard VIF Money Market
   Portfolio                                  -             -        241,898     (238,233)        3,665
 1 Vanguard VIF REIT Index
   Portfolio                                  -             -              -          (91)          (91)
 6 Vanguard VIF REIT Index
   Portfolio                                  -             -          2,178       (1,541)          637
 6 Vanguard VIF Short-Term
   Investment-Grade Portfolio                 -             -            584       (2,112)       (1,528)
 6 Vanguard VIF Small Company
   Growth Portfolio                           -             -          1,772       (1,699)           73
 1 Vanguard VIF Total Bond Market
   Index Portfolio                            -             -          9,148         (835)        8,313
 6 Vanguard VIF Total Bond Market
   Index Portfolio                            -             -         31,448       (7,329)       24,119
 6 Vanguard VIF Total Stock Market
   Index Portfolio                            -             -         20,324      (16,448)        3,876
 1 Vanguard Wellington Fund                   -             -          4,684         (393)        4,291
 1 Vanguard Windsor Fund                      -             -              -          (16)          (16)

                            See accompanying notes.

                                   VA I - 41

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units

Summary of Changes in Units for the year ended December 31, 2009.

                                    Accumulation   Accumulation Annuity Units Annuity Units     Net Increase
Sub-accounts                        Units Issued Units Redeemed    Issued        Redeemed      (Decrease)
------------------------------------------------------------------------------------------------------------
 2 AIM V.I. Capital Appreciation
   Fund - Series I                            -        (1,254)            -           -            (1,254)
 3 AIM V.I. Capital Appreciation
   Fund - Series I                            -        (7,365)            -           -            (7,365)
 2 AIM V.I. International Growth
   Fund - Series I                            -            (2)            -           -                (2)
 3 AIM V.I. International Growth
   Fund - Series I                          890        (5,051)            -         (57)           (4,218)
 1 AllianceBernstein Balanced
   Wealth Strategy Portfolio -
   Class A                              218,948    (1,082,297)           71        (820)         (864,098)
 2 AllianceBernstein Balanced
   Wealth Strategy Portfolio -
   Class A                                    -       (18,246)            -           -           (18,246)
 3 AllianceBernstein Balanced
   Wealth Strategy Portfolio -
   Class A                                    -        (6,314)            -           -            (6,314)
 1 AllianceBernstein Global
   Thematic Growth Portfolio -
   Class A                                1,187      (188,554)           33        (502)         (187,836)
 2 AllianceBernstein Global
   Thematic Growth Portfolio -
   Class A                                    -       (11,132)            -           -           (11,132)
 3 AllianceBernstein Global
   Thematic Growth Portfolio -
   Class A                                   50        (2,063)            -           -            (2,013)
 4 AllianceBernstein Global
   Thematic Growth Portfolio -
   Class B                               40,695       (96,149)            -         (93)          (55,547)
 5 AllianceBernstein Global
   Thematic Growth Portfolio -
   Class B                               10,789       (14,216)            -           -            (3,427)
 1 AllianceBernstein Growth and
   Income Portfolio - Class A               812      (299,463)           20        (679)         (299,310)
 2 AllianceBernstein Growth and
   Income Portfolio - Class A                 -        (4,119)            -           -            (4,119)
 3 AllianceBernstein Growth and
   Income Portfolio - Class A                60       (30,520)            -        (162)          (30,622)
 4 AllianceBernstein Growth and
   Income Portfolio - Class B               585      (461,953)            -        (522)         (461,890)
 5 AllianceBernstein Growth and
   Income Portfolio - Class B               194       (15,909)            -           -           (15,715)
 1 AllianceBernstein Growth
   Portfolio - Class A                      547      (182,004)            -        (206)         (181,663)
 2 AllianceBernstein Growth
   Portfolio - Class A                        -        (4,661)            -           -            (4,661)
 3 AllianceBernstein Growth
   Portfolio - Class A                       23        (1,947)            -           -            (1,924)
 4 AllianceBernstein Growth
   Portfolio - Class B                      143      (184,855)            -         (16)         (184,728)
 5 AllianceBernstein Growth
   Portfolio - Class B                        -       (13,176)            -           -           (13,176)
 1 AllianceBernstein Intermediate
   Bond Portfolio - Class A              85,982    (1,113,400)            -      (1,727)       (1,029,145)
 2 AllianceBernstein Intermediate
   Bond Portfolio - Class A                   -       (66,279)            -           -           (66,279)
 4 AllianceBernstein Intermediate
   Bond Portfolio - Class B                   -        (4,059)            -           -            (4,059)
 5 AllianceBernstein Intermediate
   Bond Portfolio - Class B                   -           (55)            -           -               (55)
 1 AllianceBernstein International
   Growth Portfolio - Class A               632      (272,773)            -        (412)         (272,553)
 2 AllianceBernstein International
   Growth Portfolio - Class A            12,775        (7,741)            -           -             5,034
 1 AllianceBernstein International
   Value Portfolio - Class A                245      (286,200)            -         (99)         (286,054)
 2 AllianceBernstein International
   Value Portfolio - Class A              8,367        (5,759)            -           -             2,608
 1 AllianceBernstein Large Cap
   Growth Portfolio - Class A             2,661      (288,050)           17      (1,022)         (286,394)
 2 AllianceBernstein Large Cap
   Growth Portfolio - Class A                 -       (13,383)            -           -           (13,383)
 3 AllianceBernstein Large Cap
   Growth Portfolio - Class A                 -        (1,688)            -        (137)           (1,825)
 4 AllianceBernstein Large Cap
   Growth Portfolio - Class B               516      (280,204)            -      (1,063)         (280,751)
 5 AllianceBernstein Large Cap
   Growth Portfolio - Class B                 -        (9,115)            -           -            (9,115)
 1 AllianceBernstein Money Market
   Portfolio - Class A                  567,991      (563,452)          722        (656)            4,605
 2 AllianceBernstein Money Market
   Portfolio - Class A                   28,002          (223)            -           -            27,779
 4 AllianceBernstein Money Market
   Portfolio - Class B                  881,722      (972,472)        1,183        (271)          (89,838)
 5 AllianceBernstein Money Market
   Portfolio - Class B                   50,509       (36,655)            -           -            13,854
 1 AllianceBernstein Real Estate
   Investment Portfolio - Class A           304      (140,314)            -        (482)         (140,492)
 2 AllianceBernstein Real Estate
   Investment Portfolio - Class A             -        (4,984)            -           -            (4,984)
 1 AllianceBernstein Small Cap
   Growth Portfolio - Class A             1,371      (201,956)           51        (528)         (201,062)
 2 AllianceBernstein Small Cap
   Growth Portfolio - Class A             2,706       (11,409)            -           -            (8,703)
 3 AllianceBernstein Small Cap
   Growth Portfolio - Class A               344        (1,529)            -           -            (1,185)
 1 AllianceBernstein Small/Mid Cap
   Value Portfolio - Class A                404      (269,097)            -      (2,122)         (270,815)
 2 AllianceBernstein Small/Mid Cap
   Value Portfolio - Class A             12,055       (12,811)            -           -              (756)
 4 AllianceBernstein U.S. Large
   Cap Blended Style Portfolio -
   Class B                                    -      (165,766)            -      (1,658)         (167,424)
 5 AllianceBernstein U.S. Large
   Cap Blended Style Portfolio -
   Class B                                    -        (4,601)            -           -            (4,601)
 1 AllianceBernstein Utility
   Income Portfolio - Class A               258      (985,873)            -        (291)         (985,906)
 2 AllianceBernstein Utility
   Income Portfolio - Class A                 -       (19,751)            -           -           (19,751)
 4 AllianceBernstein Value
   Portfolio - Class B                    1,626      (431,436)            -      (4,273)         (434,083)
 5 AllianceBernstein Value
   Portfolio - Class B                        -       (29,512)            -           -           (29,512)

                            See accompanying notes.

                                   VA I - 42

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2009.

                                    Accumulation  Accumulation  Annuity Units Annuity Units Net Increase
Sub-accounts                        Units Issued Units Redeemed    Issued       Redeemed     (Decrease)
--------------------------------------------------------------------------------------------------------
 1 BlackRock Basic Value V.I. Fund
   - Class I                                 35       (22,380)             -          (36)      (22,381)
 2 BlackRock Basic Value V.I. Fund
   - Class I                                  -          (150)             -            -          (150)
 1 BlackRock Global Allocation
   V.I. Fund - Class I                    5,831        (3,404)             -            -         2,427
 2 BlackRock Global Allocation
   V.I. Fund - Class I                    1,123            (5)             -            -         1,118
 1 BlackRock Global Growth V.I.
   Fund - Class I                             -        (5,254)             -            -        (5,254)
 2 BlackRock Global Growth V.I.
   Fund - Class I                             -           (69)             -            -           (69)
 1 BlackRock High Income V.I. Fund
   - Class I                                  -        (2,113)             -            -        (2,113)
 2 BlackRock High Income V.I. Fund
   - Class I                                  -           (57)             -            -           (57)
 1 BlackRock International Value
   V.I. Fund - Class I                        -        (7,363)             -            -        (7,363)
 2 BlackRock International Value
   V.I. Fund - Class I                        -          (602)             -            -          (602)
 1 BlackRock Large Cap Core V.I.
   Fund - Class I                            39        (4,528)             -          (38)       (4,527)
 2 BlackRock Large Cap Core V.I.
   Fund - Class I                             -            (4)             -            -            (4)
 1 BlackRock Large Cap Growth V.I.
   Fund - Class I                             -        (2,626)             -            -        (2,626)
 1 BlackRock Money Market V.I.
   Fund - Class I                           602        (7,671)             -            -        (7,069)
 2 BlackRock Money Market V.I.
   Fund - Class I                             -          (204)             -            -          (204)
 1 BlackRock Total Return V.I.
   Fund - Class I                           143           (64)             -            -            79
 2 BlackRock Total Return V.I.
   Fund - Class I                             -            (2)             -            -            (2)
 1 BlackRock Utilities and
   Telecommunications V.I. Fund -
   Class I                                    -          (625)             -            -          (625)
 2 BlackRock Utilities and
   Telecommunications V.I. Fund -
   Class I                                    -           (10)             -            -           (10)
 1 BlackRock Value Opportunities
   V.I. Fund - Class I                        -        (6,051)             -            -        (6,051)
 2 BlackRock Value Opportunities
   V.I. Fund - Class I                        -           (44)             -            -           (44)
 7 Delaware VIP Balanced Series -
   Standard Class                             -       (12,993)             -            -       (12,993)
 7 Delaware VIP Cash Reserve
   Series - Standard Class                    -        (2,223)             -            -        (2,223)
 7 Delaware VIP Growth
   Opportunities Series - Standard
   Class                                      -        (2,858)             -            -        (2,858)
 7 Delaware VIP Growth
   Opportunities Series - Standard
   Class                                      -       (11,555)             -            -       (11,555)
 7 Delaware VIP High Yield Series
   - Standard Class                           -        (1,968)             -            -        (1,968)
 7 Delaware VIP High Yield Series
   - Standard Class                           -        (2,121)             -            -        (2,121)
 7 Delaware VIP Limited-Term
   Diversified Income Series -
   Standard Class                             -        (3,873)             -            -        (3,873)
 7 Delaware VIP Value Series -
   Standard Class                             -        (4,730)             -            -        (4,730)
 7 Delaware VIP Value Series -
   Standard Class                             -       (21,197)             -         (112)      (21,309)
 2 Dreyfus Stock Index Fund, Inc.
   - Initial Shares                           -          (694)             -            -          (694)
 3 Dreyfus Stock Index Fund, Inc.
   - Initial Shares                         143       (36,150)             -         (196)      (36,203)
 3 Fidelity VIP Asset Manager
   Portfolio - Initial Class              5,086       (32,447)             -         (125)      (27,486)
 2 Fidelity VIP Contrafund
   Portfolio - Initial Class                  -            (1)             -            -            (1)
 3 Fidelity VIP Contrafund
   Portfolio - Initial Class              1,713       (11,098)             -          (83)       (9,468)
 2 Fidelity VIP Growth Portfolio -
   Initial Class                              -             -              -            -             -
 3 Fidelity VIP Growth Portfolio -
   Initial Class                            750       (23,454)             -         (173)      (22,877)
 2 Fidelity VIP High Income
   Portfolio - Initial Class                  -        (1,223)             -            -        (1,223)
 3 Fidelity VIP High Income
   Portfolio - Initial Class                392       (12,056)             -            -       (11,664)
 3 Fidelity VIP Investment Grade
   Bond Portfolio - Initial Class             -       (13,900)             -         (288)      (14,188)
 3 Fidelity VIP Money Market
   Portfolio - Initial Class                600       (51,516)             -         (355)      (51,271)
 3 Fidelity VIP Overseas Portfolio
   - Initial Class                           28        (1,472)             -            -        (1,444)
 7 LVIP Delaware Foundation
   Moderate Allocation Fund -
   Standard Class                        33,260        (2,603)             -            -        30,657
 1 UBS U.S. Allocation Portfolio             19      (459,326)             -            -      (459,307)
 2 UBS U.S. Allocation Portfolio              -       (53,744)             -            -       (53,744)
 3 Van Eck Worldwide Emerging
   Markets Fund - Initial Class           1,479          (839)             -            -           640
 2 Van Eck Worldwide Hard Assets
   Fund - Initial Class                       -            (3)             -            -            (3)
 3 Van Eck Worldwide Hard Assets
   Fund - Initial Class                     143          (712)             -          (49)         (618)
 1 Vanguard 500 Index Fund                    -             -              -         (176)         (176)
 6 Vanguard Dividend Growth Fund              -             -              -         (656)         (656)
 1 Vanguard GNMA Fund                         -             -              -       (1,624)       (1,624)

                            See accompanying notes.

                                   VA I - 43

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2009.

                                    Accumulation  Accumulation  Annuity Units Annuity Units Net Increase
Sub-accounts                        Units Issued Units Redeemed    Issued       Redeemed     (Decrease)
--------------------------------------------------------------------------------------------------------
 6 Vanguard GNMA Fund                        -             -             28           (405)        (377)
 6 Vanguard Health Care Fund                 -             -              -           (465)        (465)
 6 Vanguard Inflation-Protected
   Securities Fund                           -             -              -         (2,673)      (2,673)
 1 Vanguard International Growth
   Fund                                      -             -              -            (48)         (48)
 1 Vanguard LifeStrategy
   Conservative Growth Fund                  -             -              -           (205)        (205)
 6 Vanguard LifeStrategy
   Conservative Growth Fund                  -             -              -         (1,087)      (1,087)
 1 Vanguard LifeStrategy Growth
   Fund                                      -             -              -            (82)         (82)
 6 Vanguard LifeStrategy Growth
   Fund                                      -             -            865         (2,003)      (1,138)
 1 Vanguard LifeStrategy Income
   Fund                                      -             -              -           (616)        (616)
 6 Vanguard LifeStrategy Income
   Fund                                      -             -              -         (1,942)      (1,942)
 6 Vanguard LifeStrategy Moderate
   Growth Fund                               -             -              -         (2,820)      (2,820)
 1 Vanguard Prime Money Market Fund          -             -              -            (32)         (32)
 1 Vanguard PRIMECAP Fund                    -             -              -            (17)         (17)
 1 Vanguard Small-Cap Growth Index
   Fund                                      -             -              -           (100)        (100)
 1 Vanguard Small-Cap Value Index
   Fund                                      -             -              -           (142)        (142)
 1 Vanguard Total Bond Market
   Index Fund                                -             -              -           (968)        (968)
 6 Vanguard Total International
   Stock Index Fund                          -             -              -         (1,817)      (1,817)
 1 Vanguard U.S. Growth Fund                 -             -              -            (34)         (34)
 6 Vanguard VIF Balanced Portfolio           -             -         28,242        (30,396)      (2,154)
 6 Vanguard VIF Capital Growth
   Portfolio                                 -             -              -         (3,841)      (3,841)
 1 Vanguard VIF Diversified Value
   Portfolio                                 -             -              -           (106)        (106)
 6 Vanguard VIF Diversified Value
   Portfolio                                 -             -          1,017         (3,003)      (1,986)
 1 Vanguard VIF Equity Income
   Portfolio                                 -             -              -            (43)         (43)
 6 Vanguard VIF Equity Income
   Portfolio                                 -             -              -         (6,699)      (6,699)
 1 Vanguard VIF Equity Index
   Portfolio                                 -             -              -            (52)         (52)
 6 Vanguard VIF Equity Index
   Portfolio                                 -             -          3,528         (3,010)         518
 6 Vanguard VIF Growth Portfolio             -             -          6,147           (793)       5,354
 1 Vanguard VIF High Yield Bond
   Portfolio                                 -             -              -            (72)         (72)
 6 Vanguard VIF High Yield Bond
   Portfolio                                 -             -          7,467         (1,890)       5,577
 1 Vanguard VIF International
   Portfolio                                 -             -              -            (54)         (54)
 6 Vanguard VIF International
   Portfolio                                 -             -          9,086         (6,508)       2,578
 6 Vanguard VIF Mid-Cap Index
   Portfolio                                 -             -          1,087         (2,229)      (1,142)
 1 Vanguard VIF Money Market
   Portfolio                                 -             -              1         (1,059)      (1,058)
 6 Vanguard VIF Money Market
   Portfolio                                 -             -         67,796        (65,062)       2,734
 1 Vanguard VIF REIT Index
   Portfolio                                 -             -              -            (95)         (95)
 6 Vanguard VIF REIT Index
   Portfolio                                 -             -          1,196         (1,498)        (302)
 6 Vanguard VIF Short-Term
   Investment-Grade Portfolio                -             -              -         (2,741)      (2,741)
 6 Vanguard VIF Small Company
   Growth Portfolio                          -             -          4,563         (1,368)       3,195
 1 Vanguard VIF Total Bond Market
   Index Portfolio                           -             -              -           (103)        (103)
 6 Vanguard VIF Total Bond Market
   Index Portfolio                           -             -              -         (8,744)      (8,744)
 6 Vanguard VIF Total Stock Market
   Index Portfolio                           -             -          2,365        (16,195)     (13,830)
 1 Vanguard Wellington Fund                  -             -              -            (16)         (16)
 1 Vanguard Windsor Fund                     -             -              -            (17)         (17)

Footnotes
 1 Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm, Gallery and GIVA products.
 2 Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that have elected the Accidental Death Benefit option.
 3 Profile product.
 4 Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that are subject to 12B-1 fees.
 5 Ovation Plus, Ovation Advisor, Trilogy, Paragdim, and Profile products that have elected the Accidental Death Benefit option and are subject to 12B-1 fees. 6 Vanguard SPIA product.
 7 Variable Annuity product.

                            See accompanying notes.

                                   VA I - 44

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2010, 2009, 2008, 2007 and 2006 are as follows:

                                                    Unit                        Investment     Expense    Total
Sub-accounts                            Units       Value      Net Assets    Income Ratio (a) Ratio (b) Return (c)
------------------------------------------------------------------------------------------------------------------
 1 AllianceBernstein Balanced
   Wealth Strategy Portfolio -
   Class A                              5,679,966 $    10.97 $    62,288,611         2.64%        1.40%      9.08%
 2 AllianceBernstein Balanced
   Wealth Strategy Portfolio -
   Class A                                 81,574      10.95         893,559         2.91%        1.45%      9.02%
 3 AllianceBernstein Balanced
   Wealth Strategy Portfolio -
   Class A                                 12,005      10.97         131,647         2.67%        1.40%      9.08%
 1 AllianceBernstein Global
   Thematic Growth Portfolio -
   Class A                              1,161,229      18.58      21,571,404         2.05%        1.40%     17.28%
 2 AllianceBernstein Global
   Thematic Growth Portfolio -
   Class A                                 54,216      18.45       1,000,395         2.00%        1.45%     17.22%
 3 AllianceBernstein Global
   Thematic Growth Portfolio -
   Class A                                  6,019      17.98         108,208         2.27%        1.40%     17.28%
 4 AllianceBernstein Global
   Thematic Growth Portfolio -
   Class B                                551,806      18.11       9,992,217         1.91%        1.40%     16.94%
 5 AllianceBernstein Global
   Thematic Growth Portfolio -
   Class B                                 48,777      17.99         877,359         1.89%        1.45%     16.88%
 1 AllianceBernstein Growth and
   Income Portfolio - Class A           1,520,036      37.61      57,170,584         0.00%        1.40%     11.52%
 2 AllianceBernstein Growth and
   Income Portfolio - Class A              37,860      37.36       1,414,438         0.00%        1.45%     11.47%
 3 AllianceBernstein Growth and
   Income Portfolio - Class A              26,113      23.33         609,210         0.00%        1.40%     11.52%
 4 AllianceBernstein Growth and
   Income Portfolio - Class B           1,583,544      36.54      57,857,679         0.00%        1.40%     11.23%
 5 AllianceBernstein Growth and
   Income Portfolio - Class B              27,240      36.29         988,594         0.00%        1.45%     11.18%
 1 AllianceBernstein Growth
   Portfolio - Class A                    933,213      25.44      23,738,582         0.27%        1.40%     13.46%
 2 AllianceBernstein Growth
   Portfolio - Class A                     34,176      25.27         863,526         0.27%        1.45%     13.40%
 3 AllianceBernstein Growth
   Portfolio - Class A                     24,563      17.59         431,954         0.27%        1.40%     13.46%
 4 AllianceBernstein Growth
   Portfolio - Class B                    678,307      24.71      16,763,731         0.05%        1.40%     13.20%
 5 AllianceBernstein Growth
   Portfolio - Class B                     24,598      24.55         603,860         0.05%        1.45%     13.14%
 1 AllianceBernstein Intermediate
   Bond Portfolio - Class A             4,958,877      19.80      98,167,706         5.43%        1.40%      7.68%
 2 AllianceBernstein Intermediate
   Bond Portfolio - Class A               125,315      19.66       2,464,187         5.63%        1.45%      7.63%
 4 AllianceBernstein Intermediate
   Bond Portfolio - Class B                51,483      19.23         989,823         5.31%        1.40%      7.41%
 5 AllianceBernstein Intermediate
   Bond Portfolio - Class B                 2,594      19.10          49,534         5.17%        1.45%      7.36%
 1 AllianceBernstein International
   Growth Portfolio - Class A           1,337,602      32.71      43,757,085         1.94%        1.40%     11.33%
 2 AllianceBernstein International
   Growth Portfolio - Class A              38,938      32.49       1,265,268         2.15%        1.45%     11.27%
 1 AllianceBernstein International
   Value Portfolio - Class A            1,036,536      16.31      16,910,656         2.94%        1.40%      3.14%
 2 AllianceBernstein International
   Value Portfolio - Class A               23,326      16.24         378,716         2.56%        1.45%      3.09%
 1 AllianceBernstein Large Cap
   Growth Portfolio - Class A           1,543,631      29.10      44,914,338         0.47%        1.40%      8.57%
 2 AllianceBernstein Large Cap
   Growth Portfolio - Class A              53,031      28.90       1,532,706         0.47%        1.45%      8.51%
 3 AllianceBernstein Large Cap
   Growth Portfolio - Class A               3,120      13.12          40,944         0.45%        1.40%      8.57%
 4 AllianceBernstein Large Cap
   Growth Portfolio - Class B             961,214      28.31      27,214,868         0.26%        1.40%      8.31%
 5 AllianceBernstein Large Cap
   Growth Portfolio - Class B              18,694      28.12         525,741         0.27%        1.45%      8.25%
 1 AllianceBernstein Money Market
   Portfolio - Class A                    989,534      13.29      13,148,395         0.01%        1.40%     -1.38%
 2 AllianceBernstein Money Market
   Portfolio - Class A                     27,405      13.20         361,709         0.01%        1.45%     -1.43%
 4 AllianceBernstein Money Market
   Portfolio - Class B                  1,106,045      12.97      14,340,912         0.01%        1.40%     -1.38%
 5 AllianceBernstein Money Market
   Portfolio - Class B                     38,468      12.88         495,435         0.01%        1.45%     -1.43%
 1 AllianceBernstein Real Estate
   Investment Portfolio - Class A         506,712      28.78      14,581,323         1.42%        1.40%     24.59%
 2 AllianceBernstein Real Estate
   Investment Portfolio - Class A          11,438      28.58         326,927         1.56%        1.45%     24.53%
 1 AllianceBernstein Small Cap
   Growth Portfolio - Class A           1,368,881      15.44      21,138,311         0.00%        1.40%     35.00%
 2 AllianceBernstein Small Cap
   Growth Portfolio - Class A              56,051      15.34         859,751         0.00%        1.45%     34.94%
 3 AllianceBernstein Small Cap
   Growth Portfolio - Class A               3,895      15.01          58,461         0.00%        1.40%     35.00%
 1 AllianceBernstein Small/Mid Cap
   Value Portfolio - Class A            1,184,034      22.43      26,559,685         0.43%        1.40%     25.15%
 2 AllianceBernstein Small/Mid Cap
   Value Portfolio - Class A               35,833      22.32         799,923         0.44%        1.45%     25.08%
 4 AllianceBernstein Value
   Portfolio - Class B                  2,033,936      10.85      22,072,102         1.76%        1.40%      9.87%
 5 AllianceBernstein Value
   Portfolio - Class B                     37,207      10.80         401,823         1.87%        1.45%      9.82%
 1 BlackRock Basic Value V.I. Fund
   - Class I                              162,608      18.62       3,027,184         1.54%        1.40%     11.24%
 2 BlackRock Basic Value V.I. Fund
   - Class I                                5,597      18.49         103,514         1.01%        1.45%     11.18%
 1 BlackRock Global Allocation
   V.I. Fund - Class I                     80,115      20.78       1,664,584         1.15%        1.40%      8.52%

                            See accompanying notes.

                                   VA I - 45

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2010 are as follows:

                                                 Unit                       Investment     Expense    Total
Sub-accounts                          Units      Value      Net Assets   Income Ratio (a) Ratio (b) Return (c)
--------------------------------------------------------------------------------------------------------------
 2 BlackRock Global Allocation
   V.I. Fund - Class I                   1,740 $    20.64 $       35,926         0.90%        1.45%      8.47%
 1 BlackRock Global Opportunities
   V.I. Fund - Class I                  20,472      12.70        259,970         0.66%        1.40%      9.68%
 2 BlackRock Global Opportunities
   V.I. Fund - Class I                     443      12.62          5,590         0.78%        1.45%      9.63%
 1 BlackRock High Income V.I. Fund
   - Class I                            20,361      16.80        342,111         7.72%        1.40%     13.71%
 2 BlackRock High Income V.I. Fund
   - Class I                               369      16.69          6,153         7.75%        1.45%     13.65%
 1 BlackRock International Value
   V.I. Fund - Class I                  61,960      16.22      1,004,739         1.03%        1.40%      5.09%
 2 BlackRock International Value
   V.I. Fund - Class I                     431      16.12          6,946         0.20%        1.45%      5.04%
 1 BlackRock Large Cap Core V.I.
   Fund - Class I                       85,250      15.74      1,342,227         1.03%        1.40%      7.61%
 2 BlackRock Large Cap Core V.I.
   Fund - Class I                        1,971      15.64         30,828         1.03%        1.45%      7.55%
 1 BlackRock Large Cap Growth V.I.
   Fund - Class I                       43,298       9.67        418,850         0.53%        1.40%     13.88%
 1 BlackRock Money Market V.I.
   Fund - Class I                        4,352      12.14         52,853         0.00%        1.40%     -1.39%
 2 BlackRock Money Market V.I.
   Fund - Class I                            -      12.06              0         0.00%        1.45%     -1.44%
 1 BlackRock Total Return V.I.
   Fund - Class I                       12,270      15.53        190,567         5.00%        1.40%      8.04%
 2 BlackRock Total Return V.I.
   Fund - Class I                            1      15.43             15         6.00%        1.45%      7.98%
 1 BlackRock Equity Dividend V.I.
   Fund - Class I *                     15,499      20.43        316,688         2.65%        1.40%      8.80%
 2 BlackRock Equity Dividend V.I.
   Fund - Class I *                      2,314      20.30         46,979         2.66%        1.45%      8.75%
 1 BlackRock Value Opportunities
   V.I. Fund - Class I                  44,705      22.59      1,009,762         0.52%        1.40%     26.90%
 2 BlackRock Value Opportunities
   V.I. Fund - Class I                   3,670      22.44         82,359         0.39%        1.45%     26.84%
 7 Delaware VIP Cash Reserve
   Series - Standard Class                 497      17.40          8,653         0.09%        1.25%     -1.15%
 7 Delaware VIP Smid Cap Growth
   Series - Standard Class                   -      40.01              -         0.00%        1.40%     34.43%
 7 Delaware VIP Smid Cap Growth
   Series - Standard Class               2,330      45.41        105,794         0.00%        1.25%     34.63%
 7 Delaware VIP High Yield Series
   - Standard Class                          -      24.51              0        15.59%        1.40%     13.72%
 7 Delaware VIP High Yield Series
   - Standard Class                      9,688      35.12        340,225         7.64%        1.25%     13.89%
 7 Delaware VIP Limited-Term
   Diversified Income Series -
   Standard Class                        2,806      27.10         76,040         2.37%        1.25%      3.14%
 7 Delaware VIP Value Series -
   Standard Class                           19      33.19            629         2.30%        1.40%     14.02%
 7 Delaware VIP Value Series -
   Standard Class                       39,000      39.70      1,548,452         2.34%        1.25%     14.19%
 2 Dreyfus Stock Index Fund, Inc.
   - Initial Shares                          -      20.09              -         0.00%        1.45%     13.19%
 3 Dreyfus Stock Index Fund, Inc.
   - Initial Shares                     81,984      20.22      1,657,783         1.73%        1.40%     13.24%
 3 Fidelity VIP Asset Manager
   Portfolio - Initial Class            67,746      20.01      1,355,378         1.58%        1.40%     12.68%
 2 Fidelity VIP Contrafund
   Portfolio - Initial Class               119      21.02          2,509         1.12%        1.45%     15.53%
 3 Fidelity VIP Contrafund
   Portfolio - Initial Class            37,244      21.16        788,228         1.12%        1.40%     15.59%
 2 Fidelity VIP Growth Portfolio -
   Initial Class                            75      17.95          1,351         0.26%        1.45%     22.39%
 3 Fidelity VIP Growth Portfolio -
   Initial Class                        53,306      18.07        963,071         0.26%        1.40%     22.45%
 2 Fidelity VIP High Income
   Portfolio - Initial Class                 -      15.44              -         7.56%        1.45%     12.19%
 3 Fidelity VIP High Income
   Portfolio - Initial Class            18,030      15.55        280,308         7.56%        1.40%     12.24%
 3 Fidelity VIP Investment Grade
   Bond Portfolio - Initial Class       50,521      19.89      1,004,907         3.43%        1.40%      6.31%
 3 Fidelity VIP Money Market
   Portfolio - Initial Class            55,787      13.47        751,428         0.18%        1.40%     -1.15%
 3 Fidelity VIP Overseas Portfolio
   - Initial Class                       4,643      17.44         80,990         1.36%        1.40%     11.54%
 2 Invesco V.I. Capital
   Appreciation Fund - Series I            928      10.22          9,482         0.68%        1.45%     13.83%
 3 Invesco V.I. Capital
   Appreciation Fund - Series I         17,299      10.29        177,988         0.68%        1.40%     13.88%
 2 Invesco V.I. International
   Growth Fund - Series I                  885      17.96         15,899         2.19%        1.45%     11.24%
 3 Invesco V.I. International
   Growth Fund - Series I               12,758      18.08        230,700         2.19%        1.40%     11.30%
 7 Lincoln VIP Delaware Foundation
   Moderate Allocation Fund -
   Standard Class                       29,951      12.79        383,208         2.54%        1.25%      9.63%
 3 Van Eck VIP Emerging Markets
   Fund - Initial Class                 12,360      26.48        327,335         0.57%        1.40%     25.08%
 2 Van Eck VIP Global Hard Assets
   Fund - Initial Class                    244      35.81          8,753         0.32%        1.45%     27.38%
 3 Van Eck VIP Global Hard Assets
   Fund - Initial Class                  7,362      36.05        265,413         0.34%        1.40%     27.44%
 1 Vanguard 500 Index Fund               1,512      12.32         18,633         1.78%        0.75%     14.06%
 1 Vanguard Dividend Growth Fund         3,298         14         45,636         3.87%        0.75%      4.21%
 6 Vanguard Dividend Growth Fund        11,882      15.96        189,621         2.06%        0.52%     10.84%

                            See accompanying notes.

                                   VA I - 46

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2009 are as follows:

                                                  Unit                       Investment     Expense    Total
Sub-accounts                           Units      Value      Net Assets   Income Ratio (a) Ratio (b) Return (c)
---------------------------------------------------------------------------------------------------------------
 1 Vanguard GNMA Fund                    12,878 $    13.85 $      178,355         3.27%        0.75%      6.14%
 6 Vanguard GNMA Fund                     2,321      14.17         32,895         3.79%        0.52%      6.39%
 6 Vanguard Health Care Fund              2,333      16.14         37,659         1.53%        0.52%      5.61%
 6 Vanguard Inflation-Protected
   Securities Fund                       20,704      14.21        294,239         2.47%        0.52%      5.62%
 1 Vanguard International Growth
   Fund                                     527      18.45          9,718         1.61%        0.75%     14.80%
 1 Vanguard LifeStrategy
   Conservative Growth Fund               1,636      14.36         23,494         2.50%        0.75%     10.31%
 6 Vanguard LifeStrategy
   Conservative Growth Fund              13,161      14.19        186,755         2.52%        0.52%     10.57%
 1 Vanguard LifeStrategy Growth
   Fund                                     658      14.31          9,419         1.91%        0.75%     14.20%
 6 Vanguard LifeStrategy Growth
   Fund                                  31,173      14.89        464,295         2.00%        0.52%     14.47%
 1 Vanguard LifeStrategy Income
   Fund                                     577      14.25          8,223         1.56%        0.75%      8.41%
 6 Vanguard LifeStrategy Income
   Fund                                  30,547      13.75        419,913         2.83%        0.52%      8.66%
 6 Vanguard LifeStrategy Moderate
   Growth Fund                           37,796      14.72        556,246         2.27%        0.52%     12.73%
 1 Vanguard Prime Money Market Fund         283      11.35          3,211         0.06%        0.75%     -0.69%
 1 Vanguard PRIMECAP Fund                   147      16.11          2,372         0.93%        0.75%     12.07%
 1 Vanguard Small-Cap Growth Index
   Fund                                   3,488      18.43         64,295         0.58%        0.75%     29.72%
 1 Vanguard Small-Cap Value Index
   Fund                                   1,305      15.35         20,030         1.91%        0.75%     23.89%
 1 Vanguard Total Bond Market
   Index Fund                                 -      14.68              -         2.28%        0.75%      5.61%
 6 Vanguard Total International
   Stock Index Fund                       7,896      19.24        151,886         1.48%        0.52%     10.55%
 1 Vanguard U.S. Growth Fund                295      10.58          3,118         0.59%        0.75%     10.70%
 6 Vanguard VIF Balanced Portfolio      374,205      16.33      6,111,085         2.81%        0.52%     10.44%
 6 Vanguard VIF Capital Growth
   Portfolio                             28,245      17.51        494,623         0.84%        0.52%     12.49%
 1 Vanguard VIF Diversified Value
   Portfolio                              1,158      12.67         14,669         2.46%        0.75%      8.52%
 6 Vanguard VIF Diversified Value
   Portfolio                             38,537      15.42        594,052         2.36%        0.52%      8.77%
 1 Vanguard VIF Equity Income
   Portfolio                              1,367      12.60         17,228         2.81%        0.75%     13.86%
 6 Vanguard VIF Equity Income
   Portfolio                             40,205      14.88        598,305         2.20%        0.52%     14.12%
 1 Vanguard VIF Equity Index
   Portfolio                                436      11.82          5,154         2.03%        0.75%     14.06%
 6 Vanguard VIF Equity Index
   Portfolio                             37,677      13.64        514,024         1.85%        0.52%     14.32%
 6 Vanguard VIF Growth Portfolio         13,199      13.02        171,872         0.66%        0.52%     11.23%
 1 Vanguard VIF High Yield Bond
   Portfolio                                786      14.03         11,025         6.97%        0.75%     11.27%
 6 Vanguard VIF High Yield Bond
   Portfolio                             26,657      15.11        402,740         6.40%        0.52%     11.52%
 1 Vanguard VIF International
   Portfolio                                589      16.85          9,917         1.56%        0.75%     14.86%
 6 Vanguard VIF International
   Portfolio                            105,108      20.37      2,140,778         1.36%        0.52%     15.12%
 6 Vanguard VIF Mid-Cap Index
   Portfolio                             33,423      18.07        604,056         0.71%        0.52%     24.72%
 1 Vanguard VIF Money Market
   Portfolio                                  -      11.37              -         0.12%        0.75%     -0.52%
 6 Vanguard VIF Money Market
   Portfolio                             61,469      11.57        710,964         0.26%        0.52%     -0.29%
 1 Vanguard VIF REIT Index
   Portfolio                              1,114      15.13         16,860         2.77%        0.75%     27.29%
 6 Vanguard VIF REIT Index
   Portfolio                             20,941      18.15        380,137         2.50%        0.52%     27.59%
 6 Vanguard VIF Short-Term
   Investment- Grade Portfolio           19,966      13.04        260,327         2.94%        0.52%      4.67%
 6 Vanguard VIF Small Company
   Growth Portfolio                      17,882      15.98        285,801         0.31%        0.52%     31.10%
 1 Vanguard VIF Total Bond Market
   Index Portfolio                        9,538      13.19        125,830         0.78%        0.75%      5.70%
 6 Vanguard VIF Total Bond Market
   Index Portfolio                       88,191      13.83      1,219,394         3.15%        0.52%      5.95%
 6 Vanguard VIF Total Stock Market
   Index Portfolio                      182,634      14.39      2,627,520         1.68%        0.52%     16.50%
 1 Vanguard Wellington Fund               4,449      15.87         70,619         4.25%        0.75%     10.11%
 1 Vanguard Windsor Fund                    146      12.40          1,814         1.17%        0.75%     13.97%

                            See accompanying notes.

                                   VA I - 47

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2009 are as follows:

                                                    Unit                        Investment     Expense    Total
Sub-accounts                            Units       Value      Net Assets    Income Ratio (a) Ratio (b) Return (c)
------------------------------------------------------------------------------------------------------------------
 2 AIM V.I. Capital Appreciation
   Fund - Series I                            930 $     8.98 $         8,348         0.53%        1.45%     19.34%
 3 AIM V.I. Capital Appreciation
   Fund - Series I                         20,618       9.03         186,273         0.53%        1.40%     19.40%
 2 AIM V.I. International Growth
   Fund - Series I                            886      16.15          14,310         1.36%        1.45%     33.30%
 3 AIM V.I. International Growth
   Fund - Series I                         15,086      16.25         245,103         1.36%        1.40%     33.36%
 1 AllianceBernstein Balanced
   Wealth Strategy Portfolio -
   Class A                              6,544,591      10.05      65,797,736         1.01%        1.40%     23.14%
 2 AllianceBernstein Balanced
   Wealth Strategy Portfolio -
   Class A                                104,657      10.05       1,051,521         1.07%        1.45%     23.08%
 3 AllianceBernstein Balanced
   Wealth Strategy Portfolio -
   Class A                                 17,509      10.05         176,032         0.90%        1.40%     23.14%
 1 AllianceBernstein Global
   Thematic Growth Portfolio -
   Class A *                            1,340,133      15.84      21,226,369         0.00%        1.40%     51.35%
 2 AllianceBernstein Global
   Thematic Growth Portfolio -
   Class A *                               61,905      15.74         974,439         0.00%        1.45%     51.28%
 3 AllianceBernstein Global
   Thematic Growth Portfolio -
   Class A *                                8,123      15.33         124,514         0.00%        1.40%     51.35%
 4 AllianceBernstein Global
   Thematic Growth Portfolio -
   Class B *                              618,351      15.49       9,575,585         0.00%        1.40%     51.01%
 5 AllianceBernstein Global
   Thematic Growth Portfolio -
   Class B *                               52,135      15.39         802,339         0.00%        1.45%     50.94%
 1 AllianceBernstein Growth and
   Income Portfolio - Class A           1,748,066      33.73      58,954,811         3.91%        1.40%     19.14%
 2 AllianceBernstein Growth and
   Income Portfolio - Class A              47,912      33.52       1,605,862         4.03%        1.45%     19.08%
 3 AllianceBernstein Growth and
   Income Portfolio - Class A              32,476      20.92         679,372         2.87%        1.40%     19.14%
 4 AllianceBernstein Growth and
   Income Portfolio - Class B           1,865,073      32.85      61,263,038         3.29%        1.40%     18.68%
 5 AllianceBernstein Growth and
   Income Portfolio - Class B              35,768      32.64       1,167,604         3.21%        1.45%     18.62%
 1 AllianceBernstein Growth
   Portfolio - Class A                  1,075,344      22.42      24,109,078         0.00%        1.40%     31.38%
 2 AllianceBernstein Growth
   Portfolio - Class A                     42,399      22.28         944,688         0.00%        1.45%     31.32%
 3 AllianceBernstein Growth
   Portfolio - Class A                     28,434      15.50         440,708         0.00%        1.40%     31.38%
 4 AllianceBernstein Growth
   Portfolio - Class B                    792,462      21.83      17,301,117         0.00%        1.40%     31.02%
 5 AllianceBernstein Growth
   Portfolio - Class B                     24,423      21.70         529,907         0.00%        1.45%     30.96%
 1 AllianceBernstein Intermediate
   Bond Portfolio - Class A             5,680,702      18.38     104,434,310         3.61%        1.40%     16.87%
 2 AllianceBernstein Intermediate
   Bond Portfolio - Class A               145,368      18.27       2,655,908         3.89%        1.45%     16.81%
 4 AllianceBernstein Intermediate
   Bond Portfolio - Class B                73,471      17.90       1,315,087         3.39%        1.40%     16.56%
 5 AllianceBernstein Intermediate
   Bond Portfolio - Class B                 2,643      17.79          47,009         3.41%        1.45%     16.50%
 1 AllianceBernstein International
   Growth Portfolio - Class A           1,534,503      29.38      45,090,537         4.44%        1.40%     37.64%
 2 AllianceBernstein International
   Growth Portfolio - Class A              59,028      29.20       1,723,758         4.00%        1.45%     37.57%
 1 AllianceBernstein International
   Value Portfolio - Class A            1,181,685      15.82      18,691,830         1.24%        1.40%     32.81%
 2 AllianceBernstein International
   Value Portfolio - Class A               48,360      15.75         761,649         1.18%        1.45%     32.74%
 1 AllianceBernstein Large Cap
   Growth Portfolio - Class A           1,763,299      26.80      47,256,428         0.15%        1.40%     35.61%
 2 AllianceBernstein Large Cap
   Growth Portfolio - Class A              64,961      26.63       1,730,167         0.15%        1.45%     35.54%
 3 AllianceBernstein Large Cap
   Growth Portfolio - Class A               4,768      12.09          57,644         0.13%        1.40%     35.61%
 4 AllianceBernstein Large Cap
   Growth Portfolio - Class B           1,132,351      26.14      29,601,737         0.00%        1.40%     35.20%
 5 AllianceBernstein Large Cap
   Growth Portfolio - Class B              24,982      25.98         649,035         0.00%        1.45%     35.13%
 1 AllianceBernstein Money Market
   Portfolio - Class A                  1,325,161      13.47      17,854,504         0.16%        1.40%     -1.22%
 2 AllianceBernstein Money Market
   Portfolio - Class A                     41,979      13.39         562,103         0.10%        1.45%     -1.27%
 4 AllianceBernstein Money Market
   Portfolio - Class B                  1,524,228      13.15      20,039,696         0.09%        1.40%     -1.30%
 5 AllianceBernstein Money Market
   Portfolio - Class B                     37,159      13.07         485,521         0.07%        1.45%     -1.35%
 1 AllianceBernstein Real Estate
   Investment Portfolio - Class A         566,462      23.10      13,083,609         2.49%        1.40%     27.66%
 2 AllianceBernstein Real Estate
   Investment Portfolio - Class A          18,120      22.95         415,916         2.54%        1.45%     27.59%
 1 AllianceBernstein Small Cap
   Growth Portfolio - Class A           1,537,739      11.44      17,589,014         0.00%        1.40%     39.78%
 2 AllianceBernstein Small Cap
   Growth Portfolio - Class A              57,864      11.37         657,764         0.00%        1.45%     39.72%
 3 AllianceBernstein Small Cap
   Growth Portfolio - Class A               5,704      11.12          63,412         0.00%        1.40%     39.78%
 1 AllianceBernstein Small/Mid Cap
   Value Portfolio - Class A            1,359,898      17.92      24,375,299         1.00%        1.40%     40.87%
 2 AllianceBernstein Small/Mid Cap
   Value Portfolio - Class A               50,391      17.85         899,328         0.98%        1.45%     40.80%
 4 AllianceBernstein U.S. Large
   Cap Blended Style Portfolio -
   Class B                                      -          -               -         1.90%        1.40%     -4.23%
 5 AllianceBernstein U.S. Large
   Cap Blended Style Portfolio -
   Class B                                      -          -               -         2.05%        1.45%     -4.23%
 1 AllianceBernstein Utility
   Income Portfolio - Class A                   -          -               -         8.84%        1.40%      8.41%
 2 AllianceBernstein Utility
   Income Portfolio - Class A                   -          -               -         7.49%        1.45%      8.37%
 4 AllianceBernstein Value
   Portfolio - Class B                  2,384,617       9.88      23,552,621         2.92%        1.40%     19.35%

                            See accompanying notes.

                                   VA I - 48

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2009 are as follows:

                                            Unit                 Investment     Expense    Total
Sub-accounts                         Units  Value  Net Assets Income Ratio (a) Ratio (b) Return (c)
---------------------------------------------------------------------------------------------------
 5 AllianceBernstein Value
   Portfolio - Class B               43,666 $ 9.83 $  429,422       3.09%        1.45%      19.29%
 1 BlackRock Basic Value V.I. Fund
   - Class I                        177,736  16.74  2,974,601       1.95%        1.40%      29.31%
 2 BlackRock Basic Value V.I. Fund
   - Class I                         12,536  16.63    208,526       2.05%        1.45%      29.25%
 1 BlackRock Global Allocation
   V.I. Fund - Class I               83,936  19.15  1,606,975       1.89%        1.40%      19.52%
 2 BlackRock Global Allocation
   V.I. Fund - Class I                2,868  19.03     54,580       1.98%        1.45%      19.46%
 1 BlackRock Global Growth V.I.
   Fund - Class I                    30,831  11.58    356,949       2.48%        1.40%      33.76%
 2 BlackRock Global Growth V.I.
   Fund - Class I                       498  11.52      5,736       2.54%        1.45%      33.70%
 1 BlackRock High Income V.I. Fund
   - Class I                         18,753  14.78    277,114       9.17%        1.40%      54.21%
 2 BlackRock High Income V.I. Fund
   - Class I                            415  14.69      6,090       9.36%        1.45%      54.14%
 1 BlackRock International Value
   V.I. Fund - Class I               72,600  15.43  1,120,286       2.09%        1.40%      28.16%
 2 BlackRock International Value
   V.I. Fund - Class I                4,357  15.35     66,868       2.08%        1.45%      28.10%
 1 BlackRock Large Cap Core V.I.
   Fund - Class I                    85,998  14.63  1,258,288       1.30%        1.40%      20.83%
 2 BlackRock Large Cap Core V.I.
   Fund - Class I                     1,975  14.54     28,717       1.33%        1.45%      20.77%
 1 BlackRock Large Cap Growth V.I.
   Fund - Class I                    59,834   8.49    508,252       0.56%        1.40%      25.05%
 1 BlackRock Money Market V.I.
   Fund - Class I                     8,466  12.32    104,257       0.17%        1.40%      -1.23%
 2 BlackRock Money Market V.I.
   Fund - Class I                     3,396  12.24     41,565       0.15%        1.45%      -1.28%
 1 BlackRock Total Return V.I.
   Fund - Class I                    12,282  14.38    176,551       5.89%        1.40%      16.20%
 2 BlackRock Total Return V.I.
   Fund - Class I                     1,458  14.29     20,834       5.95%        1.45%      16.14%
 1 BlackRock Utilities and
   Telecommunications V.I. Fund -
   Class I                           16,532  18.78    310,465       3.03%        1.40%      13.28%
 2 BlackRock Utilities and
   Telecommunications V.I. Fund -
   Class I                            2,324  18.67     43,382       3.06%        1.45%      13.22%
 1 BlackRock Value Opportunities
   V.I. Fund - Class I               47,343  17.80    842,655       0.63%        1.40%      26.56%
 2 BlackRock Value Opportunities
   V.I. Fund - Class I                6,753  17.69    119,476       0.66%        1.45%      26.49%
 7 Delaware VIP Balanced Series -
   Standard Class                         -      -          -       8.70%        1.25%       2.43%
 7 Delaware VIP Cash Reserve
   Series - Standard Class            2,213  17.60     38,958       0.27%        1.25%      -0.98%
 7 Delaware VIP Growth
   Opportunities Series - Standard
   Class                                  -  29.76          -       0.00%        1.40%      43.39%
 7 Delaware VIP Growth
   Opportunities Series - Standard
   Class                              2,567  33.73     86,574       0.00%        1.25%      43.60%
 7 Delaware VIP High Yield Series
   - Standard Class                     587  21.56     12,664      13.26%        1.40%      46.90%
 7 Delaware VIP High Yield Series
   - Standard Class                   9,910  30.84    305,603       8.03%        1.25%      47.12%
 7 Delaware VIP Limited-Term
   Diversified Income Series -
   Standard Class *                   2,807  26.28     73,767       4.61%        1.25%      11.39%
 7 Delaware VIP Value Series -
   Standard Class                        19  29.11        551       0.03%        1.40%      16.32%
 7 Delaware VIP Value Series -
   Standard Class                    41,800  34.77  1,453,394       2.51%        1.25%      16.50%
 2 Dreyfus Stock Index Fund, Inc.
   - Initial Shares                       -  17.75          -       0.00%        1.45%      24.52%
 3 Dreyfus Stock Index Fund, Inc.
   - Initial Shares                  96,044  17.86  1,714,967       1.83%        1.40%      24.58%
 3 Fidelity VIP Asset Manager
   Portfolio - Initial Class         80,050  17.76  1,421,358       2.12%        1.40%      27.32%
 2 Fidelity VIP Contrafund
   Portfolio - Initial Class            120  18.20      2,184       1.28%        1.45%      33.76%
 3 Fidelity VIP Contrafund
   Portfolio - Initial Class         45,186  18.31    827,335       1.28%        1.40%      33.82%
 2 Fidelity VIP Growth Portfolio -
   Initial Class                         76  14.66      1,110       0.39%        1.45%      26.44%
 3 Fidelity VIP Growth Portfolio -
   Initial Class                     61,587  14.75    908,701       0.39%        1.40%      26.50%
 2 Fidelity VIP High Income
   Portfolio - Initial Class              -  13.77          -       6.64%        1.45%      41.89%
 3 Fidelity VIP High Income
   Portfolio - Initial Class         19,692  13.85    272,757       6.64%        1.40%      41.96%
 3 Fidelity VIP Investment Grade
   Bond Portfolio - Initial Class    57,313  18.71  1,072,370       8.88%        1.40%      14.11%
 3 Fidelity VIP Money Market
   Portfolio - Initial Class         82,137  13.63  1,119,228       0.79%        1.40%      -0.68%
 3 Fidelity VIP Overseas Portfolio
   - Initial Class                    5,884  15.64     92,009       1.90%        1.40%      24.77%
 7 LVIP Delaware Foundation
   Moderate Allocation Fund -
   Standard Class                    30,657  11.67    357,797       2.32%        1.25%      16.71%
 1 UBS U.S. Allocation Portfolio          -      -          -       6.24%        1.40%      -2.37%
 2 UBS U.S. Allocation Portfolio          -      -          -       8.18%        1.45%      -2.38%
 3 Van Eck Worldwide Emerging
   Markets Fund - Initial Class      14,487  21.17    306,758       0.15%        1.40%     110.22%
 2 Van Eck Worldwide Hard Assets
   Fund - Initial Class                 246  28.12      6,922       0.25%        1.45%      55.27%
 3 Van Eck Worldwide Hard Assets
   Fund - Initial Class               8,408  28.29    237,859       0.26%        1.40%      55.34%

                            See accompanying notes.

                                   VA I - 49

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2009 are as follows:

                                                   Unit                        Investment     Expense    Total
Sub-accounts                           Units       Value       Net Assets   Income Ratio (a) Ratio (b) Return (c)
-----------------------------------------------------------------------------------------------------------------
 1 Vanguard 500 Index Fund                1,679 $      10.80 $       18,141         2.25%        0.75%     25.54%
 6 Vanguard Dividend Growth Fund          9,493        14.40        136,680         2.36%        0.52%     21.11%
 1 Vanguard GNMA Fund                    14,701        13.05        191,816         3.61%        0.75%      4.52%
 6 Vanguard GNMA Fund                     3,565        13.32         47,500         4.33%        0.52%      4.77%
 6 Vanguard Health Care Fund              2,775        15.29         42,422         1.46%        0.52%     20.34%
 6 Vanguard Inflation-Protected
   Securities Fund                       21,663        13.46        291,497         1.67%        0.52%     10.23%
 1 Vanguard International Growth
   Fund                                     572        16.07          9,198         1.88%        0.75%     40.57%
 1 Vanguard LifeStrategy
   Conservative Growth Fund               1,830        13.02         23,834         2.89%        0.75%     16.18%
 6 Vanguard LifeStrategy
   Conservative Growth Fund              14,204        12.83        182,301         2.90%        0.52%     16.45%
 1 Vanguard LifeStrategy Growth
   Fund                                     737        12.53          9,230         2.23%        0.75%     24.06%
 6 Vanguard LifeStrategy Growth
   Fund                                  31,323        13.01        407,565         2.28%        0.52%     24.35%
 1 Vanguard LifeStrategy Income
   Fund                                   4,661        13.14         61,262         2.61%        0.75%     11.24%
 6 Vanguard LifeStrategy Income
   Fund                                  27,801        12.65        351,714         3.21%        0.52%     11.50%
 6 Vanguard LifeStrategy Moderate
   Growth Fund                           33,999        13.06        443,890         2.55%        0.52%     19.71%
 1 Vanguard Prime Money Market Fund         314        11.43          3,586         0.55%        0.75%     -0.22%
 1 Vanguard PRIMECAP Fund                   163        14.38          2,348         0.82%        0.75%     33.42%
 1 Vanguard Small-Cap Growth Index
   Fund                                     953        14.21         13,542         0.33%        0.75%     40.79%
 1 Vanguard Small-Cap Value Index
   Fund                                   1,440        12.39         17,840         2.02%        0.75%     29.36%
 1 Vanguard Total Bond Market
   Index Fund                             8,772        13.90        121,940         3.78%        0.75%      5.18%
 6 Vanguard Total International
   Stock Index Fund                       9,626        17.40        167,508         2.49%        0.52%     36.02%
 1 Vanguard U.S. Growth Fund                327         9.55          3,124         0.58%        0.75%     33.95%
 6 Vanguard VIF Balanced Portfolio      360,886        14.79      5,336,392         4.19%        0.52%     22.26%
 6 Vanguard VIF Capital Growth
   Portfolio                             28,803        15.57        448,372         1.05%        0.52%     33.60%
 1 Vanguard VIF Diversified Value
   Portfolio                              1,258        11.67         14,687         4.00%        0.75%     25.98%
 6 Vanguard VIF Diversified Value
   Portfolio                             38,773        14.17        549,518         3.94%        0.52%     26.27%
 1 Vanguard VIF Equity Income
   Portfolio                              1,408        11.07         15,584         4.65%        0.75%     15.90%
 6 Vanguard VIF Equity Income
   Portfolio                             27,906        13.04        363,908         4.72%        0.52%     16.17%
 1 Vanguard VIF Equity Index
   Portfolio                                485        10.37          5,032         2.61%        0.75%     25.50%
 6 Vanguard VIF Equity Index
   Portfolio                             35,478        11.93        423,399         2.38%        0.52%     25.79%
 6 Vanguard VIF Growth Portfolio         12,968        11.71        151,811         0.67%        0.52%     34.35%
 1 Vanguard VIF High Yield Bond
   Portfolio                                853        12.61         10,766        79.09%        0.75%     37.81%
 6 Vanguard VIF High Yield Bond
   Portfolio                             24,730        13.55        335,020         7.48%        0.52%     38.13%
 1 Vanguard VIF International
   Portfolio                                639        14.67          9,381        51.58%        0.75%     41.72%
 6 Vanguard VIF International
   Portfolio                             91,003        17.69      1,610,023         3.46%        0.52%     42.04%
 6 Vanguard VIF Mid-Cap Index
   Portfolio                             23,684        14.49        343,210         2.01%        0.52%     39.64%
 1 Vanguard VIF Money Market
   Portfolio                              9,582        11.43        109,482         0.56%        0.75%     -0.13%
 6 Vanguard VIF Money Market
   Portfolio                             57,804        11.60        670,500         0.62%        0.52%      0.10%
 1 Vanguard VIF REIT Index
   Portfolio                              1,205        11.88         14,322         4.36%        0.75%     28.18%
 6 Vanguard VIF REIT Index
   Portfolio                             20,304        14.23        288,873         4.42%        0.52%     28.47%
 6 Vanguard VIF Short-Term
   Investment-Grade Portfolio            21,494        12.46        267,733         4.68%        0.52%     13.27%
 6 Vanguard VIF Small Company
   Growth Portfolio                      17,809        12.19        217,106         1.06%        0.52%     38.65%
 1 Vanguard VIF Total Bond Market
   Index Portfolio                        1,225        12.48         15,293         4.39%        0.75%      5.15%
 6 Vanguard VIF Total Bond Market
   Index Portfolio                       64,072        13.05        836,172         4.41%        0.52%      5.39%
 6 Vanguard VIF Total Stock Market
   Index Portfolio                      178,758        12.35      2,207,465         1.78%        0.52%     27.59%
 1 Vanguard Wellington Fund                 158        14.42          2,278        35.46%        0.75%     21.28%
 1 Vanguard Windsor Fund                    162        10.88          1,765         2.01%        0.75%     33.68%

                            See accompanying notes.

                                   VA I - 50

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2008 are as follows:

                                                                      Unit                   Investment     Expense    Total
Sub-accounts                                                  Units   Value   Net Assets  Income Ratio (a) Ratio (b) Return (c)
-------------------------------------------------------------------------------------------------------------------------------
 2 AIM V.I. Capital Appreciation Fund -
   Series I                                                     2,184 $ 7.52 $     16,431       0.00%        1.45%     -43.32%
 3 AIM V.I. Capital Appreciation Fund -
   Series I                                                    27,983   7.57      211,739       0.00%        1.40%     -43.29%
 2 AIM V.I. International Growth Fund -
   Series I                                                       888  12.12       10,758       0.34%        1.45%     -41.24%
 3 AIM V.I. International Growth Fund - Series I               19,304  12.18      235,177       0.34%        1.40%     -41.21%
 1 AllianceBernstein Americas Government Income
   Portfolio - Class A                                              -      -            -       9.81%        1.40%       0.90%
 2 AllianceBernstein Americas Government Income
   Portfolio - Class A                                              -      -            -      21.98%        1.45%       0.89%
 1 AllianceBernstein Balanced Shares Portfolio - Class A            -      -            -       8.61%        1.40%     -16.29%
 2 AllianceBernstein Balanced Shares Portfolio - Class A            -      -            -       8.66%        1.45%     -16.32%
 3 AllianceBernstein Balanced Shares Portfolio - Class A            -      -            -       8.79%        1.40%     -16.29%
 1 AllianceBernstein Balanced Wealth Strategy Portfolio -
   Class A                                                  7,408,689   8.16   60,486,851       0.00%        1.40%     -17.80%
 2 AllianceBernstein Balanced Wealth Strategy Portfolio -
   Class A                                                    122,903   8.16    1,003,277       0.00%        1.45%     -17.81%
 3 AllianceBernstein Balanced Wealth Strategy Portfolio -
   Class A                                                     23,823   8.16      194,497       0.00%        1.40%     -17.80%
 1 AllianceBernstein Global Bond Portfolio - Class A                -      -            -      27.25%        1.40%       4.94%
 2 AllianceBernstein Global Bond Portfolio - Class A                -      -            -      26.26%        1.45%       4.92%
 1 AllianceBernstein Global Dollar Government Portfolio
   - Class A                                                        -      -            -      14.33%        1.40%       0.04%
 2 AllianceBernstein Global Dollar Government Portfolio
   - Class A                                                        -      -            -      14.08%        1.45%       0.03%
 1 AllianceBernstein Global Technology Portfolio - Class
   A                                                        1,527,969  10.46   15,990,067       0.00%        1.40%     -48.10%
 2 AllianceBernstein Global Technology Portfolio - Class
   A                                                           73,037  10.41      759,966       0.00%        1.45%     -48.13%
 3 AllianceBernstein Global Technology Portfolio - Class
   A                                                           10,136  10.13      102,651       0.00%        1.40%     -48.10%
 4 AllianceBernstein Global Technology Portfolio - Class
   B                                                          673,898  10.25    6,910,565       0.00%        1.40%     -48.20%
 5 AllianceBernstein Global Technology Portfolio - Class
   B                                                           55,562  10.20      566,524       0.00%        1.45%     -48.22%
 1 AllianceBernstein Growth and Income Portfolio - Class
   A                                                        2,047,376  28.31   57,954,519       2.12%        1.40%     -41.43%
 2 AllianceBernstein Growth and Income Portfolio - Class
   A                                                           52,031  28.15    1,464,440       2.04%        1.45%     -41.46%
 3 AllianceBernstein Growth and Income Portfolio - Class
   A                                                           63,098  17.56    1,107,892       2.01%        1.40%     -41.43%
 4 AllianceBernstein Growth and Income Portfolio - Class
   B                                                        2,326,963  27.68   64,406,548       1.81%        1.40%     -41.52%
 5 AllianceBernstein Growth and Income Portfolio - Class
   B                                                           51,483  27.52    1,416,845       1.88%        1.45%     -41.55%
 1 AllianceBernstein Growth Portfolio - Class A             1,257,007  17.06   21,450,588       0.00%        1.40%     -43.27%
 2 AllianceBernstein Growth Portfolio - Class A                47,060  16.97      798,500       0.00%        1.45%     -43.30%
 3 AllianceBernstein Growth Portfolio - Class A                30,358  11.80      358,141       0.00%        1.40%     -43.27%
 4 AllianceBernstein Growth Portfolio - Class B               977,190  16.66   16,282,989       0.00%        1.40%     -43.40%
 5 AllianceBernstein Growth Portfolio - Class B                37,599  16.57      622,940       0.00%        1.45%     -43.43%
 1 AllianceBernstein High Yield Portfolio - Class A                 -      -            -      19.71%        1.40%      -0.94%
 2 AllianceBernstein High Yield Portfolio - Class A                 -      -            -      15.95%        1.45%      -0.96%
 1 AllianceBernstein Intermediate Bond Portfolio - Class
   A *                                                      6,709,847  15.73  105,551,242       3.27%        1.40%      -7.68%
 2 AllianceBernstein Intermediate Bond Portfolio - Class
   A *                                                        211,647  15.64    3,310,410       2.52%        1.45%      -7.73%
 4 AllianceBernstein Intermediate Bond Portfolio - Class
   B *                                                         77,530  15.36    1,190,599       5.36%        1.40%      -7.89%
 5 AllianceBernstein Intermediate Bond Portfolio - Class
   B *                                                          2,698  15.27       41,192       4.79%        1.45%      -7.93%
 1 AllianceBernstein International Growth Portfolio -
   Class A                                                  1,807,056  21.35   38,577,558       0.00%        1.40%     -49.56%
 2 AllianceBernstein International Growth Portfolio -
   Class A                                                     53,994  21.23    1,146,122       0.00%        1.45%     -49.59%
 1 AllianceBernstein International Value Portfolio - Class
   A                                                        1,467,739  11.91   17,481,359       1.25%        1.40%     -53.84%
 2 AllianceBernstein International Value Portfolio - Class
   A                                                           45,752  11.86      542,842       1.38%        1.45%     -53.86%
 1 AllianceBernstein Large Cap Growth Portfolio - Class
   A                                                        2,049,693  19.76   40,508,475       0.00%        1.40%     -40.50%
 2 AllianceBernstein Large Cap Growth Portfolio - Class
   A                                                           78,344  19.65    1,539,510       0.00%        1.45%     -40.53%
 3 AllianceBernstein Large Cap Growth Portfolio - Class
   A                                                            6,593   8.91       58,778       0.00%        1.40%     -40.50%
 4 AllianceBernstein Large Cap Growth Portfolio - Class
   B                                                        1,413,102  19.34   27,323,347       0.00%        1.40%     -40.66%
 5 AllianceBernstein Large Cap Growth Portfolio - Class
   B                                                           34,097  19.23      655,526       0.00%        1.45%     -40.69%
 1 AllianceBernstein Money Market Portfolio - Class A       1,320,556  13.64   18,012,804       1.76%        1.40%       0.48%
 2 AllianceBernstein Money Market Portfolio - Class A          14,200  13.56      192,595       2.24%        1.45%       0.43%
 4 AllianceBernstein Money Market Portfolio - Class B       1,614,066  13.32   21,500,689       1.48%        1.40%       0.23%

                            See accompanying notes.

                                   VA I - 51

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2008 are as follows:

                                                                                              Investment
                                                                           Unit                 Income    Expense    Total
Sub-accounts                                                       Units   Value  Net Assets  Ratio (a)  Ratio (b) Return (c)
-----------------------------------------------------------------------------------------------------------------------------
 5 AllianceBernstein Money Market Portfolio - Class B               23,305 $13.24 $   308,679    1.38%     1.45%       0.18%
 1 AllianceBernstein Real Estate Investment Portfolio - Class A    706,954  18.09  12,790,871    1.96%     1.40%     -36.58%
 2 AllianceBernstein Real Estate Investment Portfolio - Class A     23,104  17.99     415,637    1.56%     1.45%     -36.61%
 1 AllianceBernstein Small Cap Growth Portfolio - Class A        1,738,801   8.18  14,228,153    0.00%     1.40%     -46.30%
 2 AllianceBernstein Small Cap Growth Portfolio - Class A           66,567   8.14     541,594    0.00%     1.45%     -46.33%
 3 AllianceBernstein Small Cap Growth Portfolio - Class A            6,889   7.95      54,789    0.00%     1.40%     -46.30%
 1 AllianceBernstein Small/Mid Cap Value Portfolio - Class A     1,630,713  12.72  20,749,184    0.79%     1.40%     -36.47%
 2 AllianceBernstein Small/Mid Cap Value Portfolio - Class A        51,147  12.68     648,307    0.79%     1.45%     -36.51%
 4 AllianceBernstein U.S. Large Cap Blended Style Portfolio -
   Class B                                                         167,424   8.19   1,371,606    0.45%     1.40%     -42.06%
 5 AllianceBernstein U.S. Large Cap Blended Style Portfolio -
   Class B                                                           4,601   8.17      37,593    0.40%     1.45%     -42.09%
 1 AllianceBernstein Utility Income Portfolio - Class A            985,906  22.08  21,770,785    3.14%     1.40%     -37.47%
 2 AllianceBernstein Utility Income Portfolio - Class A             19,751  21.96     433,662    2.81%     1.45%     -37.50%
 4 AllianceBernstein Value Portfolio - Class B                   2,818,700   8.28  23,325,515    2.27%     1.40%     -41.84%
 5 AllianceBernstein Value Portfolio - Class B                      73,178   8.24     603,248    2.02%     1.45%     -41.87%
 1 BlackRock Basic Value V.I. Fund - Class I                       200,117  12.94   2,589,934    2.25%     1.40%     -37.65%
 2 BlackRock Basic Value V.I. Fund - Class I                        12,686  12.87     163,267    1.84%     1.45%     -37.68%
 1 BlackRock Global Allocation V.I. Fund - Class I                  81,509  16.02   1,305,621    2.08%     1.40%     -20.54%
 2 BlackRock Global Allocation V.I. Fund - Class I                   1,750  15.93      27,868    1.48%     1.45%     -20.58%
 1 BlackRock Global Growth V.I. Fund - Class I                      36,085   8.66     312,323    0.34%     1.40%     -46.68%
 2 BlackRock Global Growth V.I. Fund - Class I                         567   8.61       4,880    0.36%     1.45%     -46.71%
 1 BlackRock High Income V.I. Fund - Class I                        20,866   9.58     199,939    9.12%     1.40%     -30.11%
 2 BlackRock High Income V.I. Fund - Class I                           472   9.53       4,493    9.67%     1.45%     -30.15%
 1 BlackRock International Value V.I. Fund - Class I                79,963  12.04     962,784    3.05%     1.40%     -43.30%
 2 BlackRock International Value V.I. Fund - Class I                 4,959  11.98      59,426    3.12%     1.45%     -43.32%
 1 BlackRock Large Cap Core V.I. Fund - Class I                     90,525  12.11   1,096,179    1.20%     1.40%     -39.61%
 2 BlackRock Large Cap Core V.I. Fund - Class I                      1,979  12.04      23,831    1.24%     1.45%     -39.64%
 1 BlackRock Large Cap Growth V.I. Fund - Class I                   62,460   6.79     424,281    0.37%     1.40%     -41.52%
 1 BlackRock Money Market V.I. Fund - Class I                       15,535  12.47     193,710    2.50%     1.40%       1.09%
 2 BlackRock Money Market V.I. Fund - Class I                        3,600  12.40      44,644    2.76%     1.45%       1.04%
 1 BlackRock Total Return V.I. Fund - Class I                       12,203  12.37     150,968    5.18%     1.40%     -13.36%
 2 BlackRock Total Return V.I. Fund - Class I                        1,460  12.30      17,957    5.90%     1.45%     -13.40%
 1 BlackRock Utilities and Telecommunications V.I. Fund -
   Class I                                                          17,157  16.58     284,447    2.10%     1.40%     -34.77%
 2 BlackRock Utilities and Telecommunications V.I. Fund -
   Class I                                                           2,334  16.49      38,484    2.48%     1.45%     -34.80%
 1 BlackRock Value Opportunities V.I. Fund - Class I                53,394  14.06     750,934    0.72%     1.40%     -40.88%
 2 BlackRock Value Opportunities V.I. Fund - Class I                 6,797  13.99      95,056    0.64%     1.45%     -40.91%
 7 Delaware VIP Balanced Series - Standard Class                    12,993  25.61     332,723    4.60%     1.25%     -23.45%
 7 Delaware VIP Capital Reserves Series - Standard Class             6,680  23.59     157,573    4.71%     1.25%      -1.53%
 7 Delaware VIP Cash Reserve Series - Standard Class                     -  14.32           -    0.00%     1.40%       0.68%
 7 Delaware VIP Cash Reserve Series - Standard Class                 4,436  17.78      78,859    2.72%     1.25%       0.83%
 7 Delaware VIP Growth Opportunities Series - Standard Class         2,858  20.76      59,312    0.00%     1.40%     -41.38%
 7 Delaware VIP Growth Opportunities Series - Standard Class        14,122  23.49     331,713    0.00%     1.25%     -41.29%
 7 Delaware VIP High Yield Series - Standard Class                   2,555  14.67      37,498    3.99%     1.40%     -25.23%
 7 Delaware VIP High Yield Series - Standard Class                  12,031  20.96     252,165   10.14%     1.25%     -25.12%
 7 Delaware VIP Value Series - Standard Class                        4,749  25.02     118,821    2.88%     1.40%     -34.35%
 7 Delaware VIP Value Series - Standard Class                       63,109  29.85   1,883,547    3.03%     1.25%     -34.25%
 2 Dreyfus Stock Index Fund, Inc. - Initial Shares                     694  14.25       9,885    2.19%     1.45%     -38.05%
 3 Dreyfus Stock Index Fund, Inc. - Initial Shares                 132,247  14.33   1,895,541    2.02%     1.40%     -38.02%
 3 Fidelity VIP Asset Manager Portfolio - Initial Class            107,536  13.95   1,499,698    2.31%     1.40%     -29.71%
 2 Fidelity VIP Contrafund Portfolio - Initial Class                   121  13.61       1,644    0.75%     1.45%     -43.34%
 3 Fidelity VIP Contrafund Portfolio - Initial Class                54,654  13.68     747,767    0.75%     1.40%     -43.31%
 2 Fidelity VIP Growth Portfolio - Initial Class                        76  11.60         884    0.65%     1.45%     -47.93%

                            See accompanying notes.

                                   VA I - 52

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2008 are as follows:

                                            Unit                   Investment     Expense    Total
Sub-accounts                         Units  Value   Net Assets  Income Ratio (a) Ratio (b) Return (c)
-----------------------------------------------------------------------------------------------------
 3 Fidelity VIP Growth Portfolio -
   Initial Class                     84,464 $11.66 $    985,141       0.65%        1.40%     -47.90%
 2 Fidelity VIP High Income
   Portfolio - Initial Class          1,223   9.70       11,865       8.07%        1.45%     -26.07%
 3 Fidelity VIP High Income
   Portfolio - Initial Class         31,356   9.76      305,945       8.07%        1.40%     -26.03%
 3 Fidelity VIP Investment Grade
   Bond Portfolio - Initial Class    71,501  16.40    1,172,370       5.60%        1.40%      -4.59%
 3 Fidelity VIP Money Market
   Portfolio - Initial Class        133,408  13.72    1,830,301       2.55%        1.40%       1.59%
 3 Fidelity VIP Overseas Portfolio
   - Initial Class                    7,328  12.53       91,837       2.49%        1.40%     -44.59%
 1 UBS U.S. Allocation Portfolio    459,307  11.37    5,223,247       3.26%        1.40%     -36.04%
 2 UBS U.S. Allocation Portfolio     53,744  11.31      608,024       3.27%        1.45%     -36.07%
 3 Van Eck Worldwide Emerging
   Markets Fund - Initial Class      13,847  10.07      139,471       0.00%        1.40%     -65.27%
 2 Van Eck Worldwide Hard Assets
   Fund - Initial Class                 249  18.11        4,504       0.34%        1.45%     -46.90%
 3 Van Eck Worldwide Hard Assets
   Fund - Initial Class               9,026  18.21      164,382       0.42%        1.40%     -46.88%
 1 Vanguard 500 Index Fund            1,855   8.61       15,959       2.24%        0.75%     -37.49%
 6 Vanguard Dividend Growth Fund     10,149  11.89      120,647       2.60%        0.52%     -25.96%
 1 Vanguard GNMA Fund                16,325  12.48      203,784       1.68%        0.75%       4.98%
 6 Vanguard GNMA Fund                 3,942  12.72       50,131       6.88%        0.52%       6.65%
 6 Vanguard Health Care Fund          3,240  12.70       41,153       1.44%        0.52%     -18.88%
 6 Vanguard Inflation-Protected
   Securities Fund                   24,336  12.21      297,091       6.28%        0.52%      -3.35%
 1 Vanguard International Growth
   Fund                                 620  11.43        7,090       2.78%        0.75%     -45.35%
 1 Vanguard LifeStrategy
   Conservative Growth Fund           2,035  11.21       22,808       3.50%        0.75%     -20.12%
 6 Vanguard LifeStrategy
   Conservative Growth Fund          15,291  11.02      168,533       4.23%        0.52%     -19.94%
 1 Vanguard LifeStrategy Growth
   Fund                                 819  10.10        8,271       2.35%        0.75%     -34.88%
 6 Vanguard LifeStrategy Growth
   Fund                              32,461  10.46      339,675       3.19%        0.52%     -34.73%
 1 Vanguard LifeStrategy Income
   Fund                               5,277  11.81       62,348       3.04%        0.75%     -11.19%
 6 Vanguard LifeStrategy Income
   Fund                              29,743  11.35      337,484       5.74%        0.52%     -10.99%
 1 Vanguard LifeStrategy Moderate
   Growth Fund                            -  10.85            -       2.32%        0.75%     -27.05%
 6 Vanguard LifeStrategy Moderate
   Growth Fund                       36,819  10.91      401,572       2.98%        0.52%     -26.88%
 1 Vanguard Prime Money Market Fund     346  11.46        3,966       2.75%        0.75%       1.99%
 1 Vanguard PRIMECAP Fund               180  10.78        1,942       0.80%        0.75%     -32.91%
 1 Vanguard Small-Cap Growth Index
   Fund                               1,053  10.09       10,627       0.60%        0.75%     -40.45%
 1 Vanguard Small-Cap Value Index
   Fund                               1,582   9.58       15,147       2.17%        0.75%     -32.56%
 1 Vanguard Total Bond Market
   Index Fund                         9,740  13.22      128,746       1.63%        0.75%       4.25%
 6 Vanguard Total International
   Stock Index Fund                  11,443  12.79      146,388       1.89%        0.52%     -44.39%
 1 Vanguard U.S. Growth Fund            361   7.13        2,574       0.68%        0.75%     -38.28%
 6 Vanguard VIF Balanced Portfolio  363,040  12.09    4,390,675       3.93%        0.52%     -22.97%
 6 Vanguard VIF Capital Growth
   Portfolio                         32,644  11.65      380,370       0.92%        0.52%     -30.73%
 1 Vanguard VIF Diversified Value
   Portfolio                          1,364   9.27       12,634       2.97%        0.75%     -36.62%
 6 Vanguard VIF Diversified Value
   Portfolio                         40,759  11.22      457,496       3.01%        0.52%     -36.48%
 1 Vanguard VIF Equity Income
   Portfolio                          1,451   9.55       13,856       3.62%        0.75%     -31.43%
 6 Vanguard VIF Equity Income
   Portfolio                         34,605  11.23      388,467       3.54%        0.52%     -31.27%
 1 Vanguard VIF Equity Index
   Portfolio                            537   8.26        4,439       2.29%        0.75%     -37.41%
 6 Vanguard VIF Equity Index
   Portfolio                         34,960   9.49      331,678       2.35%        0.52%     -37.26%
 6 Vanguard VIF Growth Portfolio      7,614   8.71       66,342       0.86%        0.52%     -38.04%
 1 Vanguard VIF High Yield Bond
   Portfolio                            925   9.15        8,465      13.69%        0.75%     -22.53%
 6 Vanguard VIF High Yield Bond
   Portfolio                         19,153   9.81      187,842       8.28%        0.52%     -22.36%
 1 Vanguard VIF International
   Portfolio                            693  10.35        7,173       3.83%        0.75%     -45.33%
 6 Vanguard VIF International
   Portfolio                         88,425  12.46    1,101,348       2.80%        0.52%     -45.20%
 6 Vanguard VIF Mid-Cap Index
   Portfolio                         24,826  10.38      257,625       1.77%        0.52%     -42.12%
 1 Vanguard VIF Money Market
   Portfolio                         10,640  11.44      121,725       0.94%        0.75%       2.04%
 6 Vanguard VIF Money Market
   Portfolio                         55,070  11.59      638,145       1.35%        0.52%       2.28%
 1 Vanguard VIF REIT Index
   Portfolio                          1,300   9.27       12,057       3.90%        0.75%     -37.72%
 6 Vanguard VIF REIT Index
   Portfolio                         20,606  11.07      228,197       4.25%        0.52%     -37.57%

                            See accompanying notes.

                                   VA I - 53

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2008 are as follows:

                                                           Unit                 Investment     Expense    Total
sub-accounts                                       Units   Value  Net Assets Income Ratio (a) Ratio (b) Return (c)
------------------------------------------------------------------------------------------------------------------
 6 Vanguard VIF Short-Term Investment-Grade
   Portfolio                                        24,235 $11.00 $  266,514       4.45%        0.52%      -3.96%
 6 Vanguard VIF Small Company Growth Portfolio      14,614   8.79    128,491       0.73%        0.52%     -39.79%
 1 Vanguard VIF Total Bond Market Index Portfolio    1,328  11.87     15,759       4.35%        0.75%       4.44%
 6 Vanguard VIF Total Bond Market Index Portfolio   72,816  12.38    901,673       4.35%        0.52%       4.68%
 6 Vanguard VIF Total Stock Market Index Portfolio 192,588   9.68  1,863,979       1.54%        0.52%     -37.61%
 1 Vanguard Wellington Fund                            174  11.89      2,073       4.39%        0.75%     -22.88%
 1 Vanguard Windsor Fund                               179   8.14      1,457       2.12%        0.75%     -41.55%

                            See accompanying notes.

                                   VA I - 54

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2007 are as follows:

                                                                       Unit                   Investment     Expense    Total
Sub-accounts                                                   Units   Value   Net Assets  Income Ratio (a) Ratio (b) Return (c)
--------------------------------------------------------------------------------------------------------------------------------
2 AIM V.I. Capital Appreciation Fund - Series I                  2,186 $13.28 $     29,016       0.00%        1.45%      10.39%
3 AIM V.I. Capital Appreciation Fund - Series I                 47,357  13.34      631,919       0.00%        1.40%      10.45%
2 AIM V.I. International Growth Fund - Series I                    889  20.62       18,330       0.38%        1.45%      13.06%
3 AIM V.I. International Growth Fund - Series I                 41,634  20.72      862,779       0.38%        1.40%      13.12%
1 AllianceBernstein Americas Government Income
  Portfolio - Class A                                        1,203,921  23.24   27,976,251       5.90%        1.40%       6.86%
2 AllianceBernstein Americas Government Income
  Portfolio - Class A                                           12,335  23.12      285,155       6.45%        1.45%       6.81%
1 AllianceBernstein Balanced Shares Portfolio - Class A      4,288,450  27.67  118,680,116       2.80%        1.40%       1.61%
2 AllianceBernstein Balanced Shares Portfolio - Class A         72,012  27.53    1,982,538       3.42%        1.45%       1.56%
3 AllianceBernstein Balanced Shares Portfolio - Class A         25,679  13.84      355,429       2.69%        1.40%       1.61%
1 AllianceBernstein Global Bond Portfolio - Class A            764,071  19.18   14,653,344       3.06%        1.40%       8.81%
2 AllianceBernstein Global Bond Portfolio - Class A             21,876  19.08      417,351       2.60%        1.45%       8.75%
3 AllianceBernstein Global Bond Portfolio - Class A                  -  14.39            -       6.09%        1.40%       8.81%
1 AllianceBernstein Global Dollar Government Portfolio -
  Class A                                                      464,285  37.42   17,374,779       6.18%        1.40%       3.07%
2 AllianceBernstein Global Dollar Government Portfolio -
  Class A                                                        8,966  37.23      333,787       6.19%        1.45%       3.02%
1 AllianceBernstein Global Technology Portfolio - Class A    1,907,223  20.16   38,458,522       0.00%        1.40%      18.52%
2 AllianceBernstein Global Technology Portfolio - Class A       91,910  20.06    1,843,688       0.00%        1.45%      18.46%
3 AllianceBernstein Global Technology Portfolio - Class A       13,627  19.51      265,906       0.00%        1.40%      18.52%
4 AllianceBernstein Global Technology Portfolio - Class B      946,958  19.80   18,745,540       0.00%        1.40%      18.22%
5 AllianceBernstein Global Technology Portfolio - Class B       75,245  19.69    1,481,777       0.00%        1.45%      18.16%
1 AllianceBernstein Growth and Income Portfolio - Class A    2,721,929  48.33  131,554,552       1.46%        1.40%       3.65%
2 AllianceBernstein Growth and Income Portfolio - Class A       69,620  48.08    3,347,352       1.43%        1.45%       3.60%
3 AllianceBernstein Growth and Income Portfolio - Class A       82,962  29.98    2,487,133       1.37%        1.40%       3.65%
4 AllianceBernstein Growth and Income Portfolio - Class B    3,280,496  47.33  155,265,465       1.23%        1.40%       3.39%
5 AllianceBernstein Growth and Income Portfolio - Class B       82,282  47.08    3,874,156       1.22%        1.45%       3.34%
1 AllianceBernstein Growth Portfolio - Class A               1,649,024  30.08   49,606,492       0.00%        1.40%      11.44%
2 AllianceBernstein Growth Portfolio - Class A                  54,138  29.93    1,620,119       0.00%        1.45%      11.39%
3 AllianceBernstein Growth Portfolio - Class A                  38,503  20.80      800,730       0.00%        1.40%      11.44%
4 AllianceBernstein Growth Portfolio - Class B               1,340,840  29.44   39,472,052       0.00%        1.40%      11.09%
5 AllianceBernstein Growth Portfolio - Class B                  50,367  29.29    1,475,018       0.00%        1.45%      11.03%
1 AllianceBernstein High Yield Portfolio - Class A           1,787,041  11.79   21,064,916       8.06%        1.40%      -0.52%
2 AllianceBernstein High Yield Portfolio - Class A              51,096  11.73      599,228       7.37%        1.45%      -0.57%
1 AllianceBernstein International Growth Portfolio - Class
  A                                                          2,366,389  42.33  100,159,419       1.11%        1.40%      16.48%
2 AllianceBernstein International Growth Portfolio - Class
  A                                                             88,003  42.11    3,705,418       1.19%        1.45%      16.42%
1 AllianceBernstein International Research Growth
  Portfolio - Class A                                                -      -            -       2.87%        1.40%      24.41%
2 AllianceBernstein International Research Growth
  Portfolio - Class A                                                -      -            -       2.42%        1.45%      24.35%
1 AllianceBernstein International Value Portfolio - Class A  1,939,560  25.80   50,042,096       1.22%        1.40%       4.36%
2 AllianceBernstein International Value Portfolio - Class A     60,457  25.71    1,554,648       1.17%        1.45%       4.31%
1 AllianceBernstein Large Cap Growth Portfolio - Class A     2,649,036  33.22   87,991,317       0.00%        1.40%      12.33%
2 AllianceBernstein Large Cap Growth Portfolio - Class A       102,270  33.04    3,379,379       0.00%        1.45%      12.27%
3 AllianceBernstein Large Cap Growth Portfolio - Class A         8,622  14.98      129,186       0.00%        1.40%      12.33%
4 AllianceBernstein Large Cap Growth Portfolio - Class B     1,854,536  32.58   60,428,287       0.00%        1.40%      12.03%
5 AllianceBernstein Large Cap Growth Portfolio - Class B        44,500  32.41    1,442,460       0.00%        1.45%      11.97%
1 AllianceBernstein Money Market Portfolio - Class A         1,059,929  13.58   14,388,649       4.67%        1.40%       2.89%
2 AllianceBernstein Money Market Portfolio - Class A            34,446  13.50      465,180       5.00%        1.45%       2.83%
4 AllianceBernstein Money Market Portfolio - Class B         1,027,110  13.29   13,650,521       4.10%        1.40%       2.63%
5 AllianceBernstein Money Market Portfolio - Class B            45,966  13.22      607,717       4.29%        1.45%       2.58%
1 AllianceBernstein Real Estate Investment Portfolio -
  Class A                                                    1,025,122  28.53   29,246,048       1.44%        1.40%     -15.72%
2 AllianceBernstein Real Estate Investment Portfolio -
  Class A                                                       46,923  28.38    1,331,721       1.23%        1.45%     -15.77%
1 AllianceBernstein Small Cap Growth Portfolio - Class A     2,119,855  15.24   32,303,525       0.00%        1.40%      12.48%

                            See accompanying notes.

                                   VA I - 55

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2007 are as follows:

                                                                     Unit                   Investment     Expense    Total
Sub-accounts                                                Units    Value   Net Assets  Income Ratio (a) Ratio (b) Return (c)
------------------------------------------------------------------------------------------------------------------------------
2 AllianceBernstein Small Cap Growth Portfolio - Class A     89,648 $  15.16 $ 1,358,997       0.00%        1.45%     12.42%
3 AllianceBernstein Small Cap Growth Portfolio - Class A      7,368    14.81     109,120       0.00%        1.40%     12.48%
1 AllianceBernstein Small/Mid Cap Value Portfolio -
  Class A                                                 2,230,269    20.03  44,671,243       0.96%        1.40%      0.28%
2 AllianceBernstein Small/Mid Cap Value Portfolio -
  Class A                                                    63,000    19.96   1,257,668       1.02%        1.45%      0.23%
1 AllianceBernstein U.S. Government/High Grade
  Securities Portfolio - Class A                          3,359,323    17.04  57,240,408       4.71%        1.40%      3.39%
2 AllianceBernstein U.S. Government/High Grade
  Securities Portfolio - Class A                             70,250    16.95   1,190,781       3.98%        1.45%      3.33%
4 AllianceBernstein U.S. Government/High Grade
  Securities Portfolio - Class B                             97,447    16.67   1,624,565       4.55%        1.40%      3.13%
5 AllianceBernstein U.S. Government/High Grade
  Securities Portfolio - Class B                              2,748    16.58      45,575       4.59%        1.45%      3.08%
4 AllianceBernstein U.S. Large Cap Blended Style
  Portfolio - Class B                                       225,383    14.14   3,186,725       0.19%        1.40%      2.77%
5 AllianceBernstein U.S. Large Cap Blended Style
  Portfolio - Class B                                         4,920    14.11      69,411       0.21%        1.45%      2.72%
1 AllianceBernstein Utility Income Portfolio - Class A    1,358,104    35.32  47,961,692       2.24%        1.40%     20.64%
2 AllianceBernstein Utility Income Portfolio - Class A       31,248    35.13   1,097,796       2.24%        1.45%     20.58%
4 AllianceBernstein Value Portfolio - Class B             4,105,699    14.23  58,413,949       1.28%        1.40%     -5.50%
5 AllianceBernstein Value Portfolio - Class B                89,755    14.18   1,272,744       1.32%        1.45%     -5.55%
1 BlackRock Basic Value V.I. Fund - Class I                 226,732    20.76   4,706,248       1.39%        1.40%      0.40%
2 BlackRock Basic Value V.I. Fund - Class I                  19,415    20.65     400,953       1.45%        1.45%      0.35%
1 BlackRock Global Allocation V.I. Fund - Class I            92,675    20.16   1,868,216       2.72%        1.40%     15.37%
2 BlackRock Global Allocation V.I. Fund - Class I             3,370    20.06      67,584       1.67%        1.45%     15.32%
1 BlackRock Global Growth V.I. Fund - Class I                42,382    16.23     687,985       0.98%        1.40%     34.97%
2 BlackRock Global Growth V.I. Fund - Class I                   624    16.16      10,089       1.06%        1.45%     34.90%
1 BlackRock High Income V.I. Fund - Class I                  24,897    13.71     341,367       8.70%        1.40%      0.96%
2 BlackRock High Income V.I. Fund - Class I                     520    13.64       7,088       7.97%        1.45%      0.91%
1 BlackRock International Value V.I. Fund - Class I          95,687    21.23   2,031,785       2.53%        1.40%      8.79%
2 BlackRock International Value V.I. Fund - Class I           5,748    21.14     121,514       2.15%        1.45%      8.74%
1 BlackRock Large Cap Core V.I. Fund - Class I               98,398    20.05   1,972,886       1.00%        1.40%      6.83%
2 BlackRock Large Cap Core V.I. Fund - Class I                2,039    19.95      40,666       0.88%        1.45%      6.77%
1 BlackRock Large Cap Growth V.I. Fund - Class I             84,709    11.62     984,001       0.29%        1.40%      6.87%
1 BlackRock Money Market V.I. Fund - Class I                 21,174    12.33     261,160       3.83%        1.40%      3.38%
2 BlackRock Money Market V.I. Fund - Class I                  3,607    12.27      44,262       4.74%        1.45%      3.33%
1 BlackRock Total Return V.I. Fund - Class I *               14,961    14.28     213,629       5.19%        1.40%      2.19%
2 BlackRock Total Return V.I. Fund - Class I *                3,295    14.21      46,814       4.74%        1.45%      2.14%
1 BlackRock Utilities and Telecommunications V.I. Fund
  - Class I                                                  22,132    25.42     562,498       1.78%        1.40%     24.62%
2 BlackRock Utilities and Telecommunications V.I. Fund
  - Class I                                                   2,344    25.29      59,262       1.78%        1.45%     24.56%
1 BlackRock Value Opportunities V.I. Fund - Class I          59,042    23.79   1,404,490       0.27%        1.40%     -2.28%
2 BlackRock Value Opportunities V.I. Fund - Class I           9,052    23.67     214,243       0.26%        1.45%     -2.33%
7 Delaware VIP Balanced Series - Standard Class              19,050    33.45     637,255       3.75%        1.25%     -0.92%
7 Delaware VIP Capital Reserves Series - Standard Class       6,683    23.96     160,089       4.78%        1.25%      3.16%
7 Delaware VIP Cash Reserve Series - Standard Class               -    14.22           -       0.00%        1.40%      3.31%
7 Delaware VIP Cash Reserve Series - Standard Class          13,404    17.63     236,329       4.71%        1.25%      3.46%
7 Delaware VIP Growth Opportunities Series - Standard
  Class                                                       6,390    35.41     226,245       0.00%        1.40%     11.38%
7 Delaware VIP Growth Opportunities Series - Standard
  Class                                                      20,427    40.01     817,241       0.00%        1.25%     11.55%
7 Delaware VIP High Yield Series - Standard Class               641    19.63      12,581       6.92%        1.40%      1.36%
7 Delaware VIP High Yield Series - Standard Class            16,047    27.99     449,155       6.88%        1.25%      1.51%
7 Delaware VIP Value Series - Standard Class                  4,749    38.11     181,015       1.64%        1.40%     -4.08%
7 Delaware VIP Value Series - Standard Class                 75,960    45.39   3,448,163       1.80%        1.25%     -3.94%
2 Dreyfus Stock Index Fund, Inc. - Initial Shares               694    23.00      15,956       1.69%        1.45%      3.73%
3 Dreyfus Stock Index Fund, Inc. - Initial Shares           173,935    23.12   4,022,169       1.64%        1.40%      3.78%

                            See accompanying notes.

                                   VA I - 56

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2007 are as follows:

                                                             Unit                        Investment     Expense    Total
Sub-accounts                                      Units      Value      Net Assets    Income Ratio (a) Ratio (b) Return (c)
---------------------------------------------------------------------------------------------------------------------------
2 Dreyfus VIF Small Company Stock
  Portfolio - Initial Shares                             - $        - $             -       0.00%          1.45%      8.42%
3 Dreyfus VIF Small Company Stock
  Portfolio - Initial Shares                             -          -               -       0.00%          1.40%      8.44%
3 Fidelity VIP Asset Manager Portfolio -
  Initial Class                                    150,961      19.84       2,995,184       5.92%          1.40%     13.89%
2 Fidelity VIP Contrafund Portfolio - Initial
  Class                                                121      24.01           2,914       0.79%          1.45%     15.89%
3 Fidelity VIP Contrafund Portfolio - Initial
  Class                                             89,912      24.14       2,170,187       0.79%          1.40%     15.95%
2 Fidelity VIP Growth Portfolio - Initial
  Class                                                 77      22.27           1,706       0.85%          1.45%     25.13%
3 Fidelity VIP Growth Portfolio - Initial
  Class                                            130,459      22.39       2,920,769       0.85%          1.40%     25.19%
2 Fidelity VIP High Income Portfolio -
  Initial Class                                      1,223      13.12          16,048       7.35%          1.45%      1.30%
3 Fidelity VIP High Income Portfolio -
  Initial Class                                     41,970      13.19         553,594       7.35%          1.40%      1.35%
3 Fidelity VIP Investment Grade Bond
  Portfolio - Initial Class                         79,441      17.19       1,365,286       4.39%          1.40%      2.89%
3 Fidelity VIP Money Market Portfolio -
  Initial Class                                    176,005      13.51       2,376,947       4.95%          1.40%      3.74%
3 Fidelity VIP Overseas Portfolio - Initial
  Class                                              8,558      22.62         193,551       3.34%          1.40%     15.67%
1 UBS U.S. Allocation Portfolio                    574,539      17.78      10,214,943       2.60%          1.40%      0.76%
2 UBS U.S. Allocation Portfolio                     65,218      17.70       1,154,130       2.55%          1.45%      0.71%
3 Van Eck Worldwide Emerging Markets
  Fund - Initial Class                              22,399      29.00         649,648       0.53%          1.40%     35.69%
2 Van Eck Worldwide Hard Assets Fund -
  Initial Class                                        250      34.10           8,536       0.11%          1.45%     43.25%
3 Van Eck Worldwide Hard Assets Fund -
  Initial Class                                     18,173      34.28         622,975       0.13%          1.40%     43.33%
1 Vanguard 500 Index Fund                            2,039      13.77          28,065       1.86%          0.75%      4.59%
6 Vanguard Dividend Growth Fund                      2,382      16.06          38,252       1.84%          0.52%      6.44%
6 Vanguard GNMA Fund                                 1,752      11.93          20,892       5.75%          0.52%      6.46%
6 Vanguard Health Care Fund                          3,727      15.66          58,366       1.78%          0.52%      3.88%
6 Vanguard Inflation-Protected Securities
  Fund                                              14,641      12.63         184,930       5.60%          0.52%     11.01%
1 Vanguard International Growth Fund                   670      20.92          14,025       1.98%          0.75%     15.11%
1 Vanguard LifeStrategy Conservative
  Growth Fund                                        2,250      14.03          31,568       3.43%          0.75%      6.19%
6 Vanguard LifeStrategy Conservative
  Growth Fund                                       11,638      13.77         160,212       4.06%          0.52%      1.96%
1 Vanguard LifeStrategy Growth Fund                    905      15.51          14,044       2.29%          0.75%      6.65%
6 Vanguard LifeStrategy Growth Fund                 20,385      16.03         326,840       3.39%          0.52%      6.90%
1 Vanguard LifeStrategy Income Fund                  1,130      13.30          15,034       4.04%          0.75%      5.90%
6 Vanguard LifeStrategy Income Fund                 13,931      12.75         177,580       3.71%          0.52%      6.15%
1 Vanguard LifeStrategy Moderate Growth
  Fund                                              30,250      14.87         449,750       2.88%          0.75%      6.55%
6 Vanguard LifeStrategy Moderate Growth
  Fund                                              39,773      14.92         593,233       3.00%          0.52%      6.80%
1 Vanguard Prime Money Market Fund                     380      11.23           4,271       5.05%          0.75%      4.37%
1 Vanguard PRIMECAP Fund                               198      16.06           3,180       0.63%          0.75%     10.64%
1 Vanguard Small-Cap Growth Index Fund               1,158      16.95          19,622       0.47%          0.75%      8.80%
1 Vanguard Small-Cap Value Index Fund                1,730      14.20          24,575       2.07%          0.75%     -7.77%
1 Vanguard Total Bond Market Index Fund                  -      12.68               -       3.44%          0.75%      6.13%
6 Vanguard Total International Stock Index
  Fund                                              13,349      23.01         307,106       2.56%          0.52%     14.92%
1 Vanguard U.S. Growth Fund                            396      11.56           4,581       0.58%          0.75%      9.32%
6 Vanguard VIF Balanced Portfolio                  353,982      15.70       5,558,044       2.65%          0.52%      7.79%
6 Vanguard VIF Capital Growth Portfolio             31,095      16.82         523,022       0.38%          0.52%     11.89%
1 Vanguard VIF Diversified Value
  Portfolio                                          1,474      14.62          21,548       1.88%          0.75%      3.15%
6 Vanguard VIF Diversified Value
  Portfolio                                         42,468      17.67         750,394       2.14%          0.52%      3.39%
1 Vanguard VIF Equity Income Portfolio               1,496      13.92          20,835       2.48%          0.75%      3.75%
6 Vanguard VIF Equity Income Portfolio              38,057      16.33         621,619       2.64%          0.52%      3.99%
1 Vanguard VIF Equity Index Portfolio                  592      13.20           7,813       0.00%          0.75%     -0.98%
6 Vanguard VIF Equity Index Portfolio               41,395      15.12         626,000       1.45%          0.52%      4.83%
6 Vanguard VIF Growth Portfolio                      7,320      14.06         102,946       0.60%          0.52%      9.64%
1 Vanguard VIF High Yield Bond Portfolio            11,349      11.82         134,094       6.76%          0.75%      1.19%
6 Vanguard VIF High Yield Bond Portfolio            18,752      12.63         236,861       7.17%          0.52%      1.42%
1 Vanguard VIF International Portfolio               7,493      18.93         141,877       1.78%          0.75%     16.53%
6 Vanguard VIF International Portfolio              90,426      22.73       2,055,354       1.62%          0.52%     16.80%

                            See accompanying notes.

                                   VA I - 57

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2007 are as follows:

                                                       Unit                       Investment     Expense    Total
Sub-accounts                                Units      Value      Net Assets   Income Ratio (a) Ratio (b) Return (c)
--------------------------------------------------------------------------------------------------------------------
6 Vanguard VIF Mid-Cap Index Portfolio        26,583 $    17.93 $      476,573         1.23%        0.52%      5.59%
6 Vanguard VIF Money Market Portfolio        148,678      11.33      1,684,459         2.35%        0.52%      4.71%
1 Vanguard VIF REIT Index Portfolio            1,400      14.89         20,847         2.04%        0.75%    -17.23%
6 Vanguard VIF REIT Index Portfolio           17,478      17.74        310,062         2.62%        0.52%    -17.04%
6 Vanguard VIF Short-Term Investment-
  Grade Portfolio                             17,860      11.45        204,495         3.74%        0.52%      5.47%
6 Vanguard VIF Small Company Growth
  Portfolio                                   15,989      14.60        233,452         0.48%        0.52%      3.22%
1 Vanguard VIF Total Bond Market Index
  Portfolio                                    1,435      11.36         16,311         3.87%        0.75%      6.18%
6 Vanguard VIF Total Bond Market Index
  Portfolio                                   56,843      11.83        672,393         4.27%        0.52%      6.43%
6 Vanguard VIF Total Stock Market Index
  Portfolio                                  164,644      15.51      2,554,031         1.05%        0.52%      4.62%
1 Vanguard Wellington Fund                     8,163      15.41        125,818         3.22%        0.75%      7.56%
1 Vanguard Windsor Fund                          197      13.92          2,738         1.56%        0.75%     -4.02%

                            See accompanying notes.

                                   VA I - 58

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2006 are as follows:

                                              Unit                   Investment     Expense    Total
Sub-accounts                          Units   Value   Net Assets  Income Ratio (a) Ratio (b) Return (c)
-------------------------------------------------------------------------------------------------------
 2 AIM V.I. Capital
   Appreciation Fund - Series I           988 $12.03 $     11,883       0.05%        1.45%      4.77%
 3 AIM V.I. Capital
   Appreciation Fund - Series I        67,530  12.08      815,867       0.05%        1.40%      4.83%
 2 AIM V.I. International
   Growth Fund - Series I                 979  18.24       17,848       0.84%        1.45%     26.39%
 3 AIM V.I. International
   Growth Fund - Series I              57,277  18.32    1,049,315       0.84%        1.40%     26.46%
 1 AllianceBernstein Americas
   Government Income Portfolio -
   Class A                          1,454,005  21.75   31,617,925       6.83%        1.40%      1.88%
 2 AllianceBernstein Americas
   Government Income Portfolio -
   Class A                             16,837  21.64      364,415       7.07%        1.45%      1.82%
 1 AllianceBernstein Balanced
   Shares Portfolio - Class A *     5,279,504  27.24  143,792,108       2.45%        1.40%     10.24%
 2 AllianceBernstein Balanced
   Shares Portfolio - Class A *       137,405  27.11    3,724,756       2.55%        1.45%     10.18%
 3 AllianceBernstein Balanced
   Shares Portfolio - Class A *        27,880  13.62      379,776       2.38%        1.40%     10.24%
 1 AllianceBernstein Global
   Bond Portfolio - Class A           802,706  17.63   14,148,021       1.52%        1.40%      3.51%
 2 AllianceBernstein Global
   Bond Portfolio - Class A            22,623  17.54      396,871       1.75%        1.45%      3.46%
 3 AllianceBernstein Global
   Bond Portfolio - Class A                62  13.23          825       1.60%        1.40%      3.51%
 1 AllianceBernstein Global
   Dollar Government Portfolio -
   Class A                            566,140  36.31   20,555,661       5.76%        1.40%      8.48%
 2 AllianceBernstein Global Dollar
   Government Portfolio - Class A      14,343  36.14      518,325       5.66%        1.45%      8.43%
 1 AllianceBernstein Global
   Technology Portfolio - Class A   2,493,296  17.01   42,420,930       0.00%        1.40%      7.13%
 2 AllianceBernstein Global
   Technology Portfolio - Class A     110,169  16.93    1,865,609       0.00%        1.45%      7.08%
 3 AllianceBernstein Global
   Technology Portfolio - Class A      26,498  16.46      436,288       0.00%        1.40%      7.13%
 4 AllianceBernstein Global
   Technology Portfolio - Class B   1,144,861  16.74   19,170,499       0.00%        1.40%      6.88%
 5 AllianceBernstein Global
   Technology Portfolio - Class B      77,409  16.67    1,290,106       0.00%        1.45%      6.83%
 1 AllianceBernstein Growth and
   Income Portfolio - Class A       3,763,378  46.63  175,485,398       1.40%        1.40%     15.66%
 2 AllianceBernstein Growth and
   Income Portfolio - Class A         135,669  46.41    6,296,484       1.38%        1.45%     15.60%
 3 AllianceBernstein Growth and
   Income Portfolio - Class A         114,368  28.92    3,307,922       1.44%        1.40%     15.66%
 4 AllianceBernstein Growth and
   Income Portfolio - Class B       3,889,884  45.78  178,063,243       1.13%        1.40%     15.36%
 5 AllianceBernstein Growth and
   Income Portfolio - Class B         100,315  45.56    4,570,443       1.12%        1.45%     15.30%
 1 AllianceBernstein Growth
   Portfolio - Class A              2,306,064  26.99   62,247,748       0.00%        1.40%     -2.45%
 2 AllianceBernstein Growth
   Portfolio - Class A                 73,789  26.87    1,982,439       0.00%        1.45%     -2.49%
 3 AllianceBernstein Growth
   Portfolio - Class A                 66,554  18.66    1,241,944       0.00%        1.40%     -2.45%
 4 AllianceBernstein Growth
   Portfolio - Class B              1,626,265  26.50   43,095,678       0.00%        1.40%     -2.61%
 5 AllianceBernstein Growth
   Portfolio - Class B                 57,799  26.38    1,524,471       0.00%        1.45%     -2.66%
 1 AllianceBernstein High Yield
   Portfolio - Class A              2,324,942  11.85   27,549,052       8.66%        1.40%      7.54%
 2 AllianceBernstein High Yield
   Portfolio - Class A                 92,272  11.79    1,088,343       7.88%        1.45%      7.49%
 1 AllianceBernstein International
   Growth Portfolio - Class A *     1,194,280  36.34   43,397,843       0.90%        1.40%     25.28%
 2 AllianceBernstein International
   Growth Portfolio - Class A *        51,987  36.17    1,880,216       0.89%        1.45%     25.22%
 1 AllianceBernstein International
   Research Growth Portfolio -
   Class A *                        2,501,502  21.47   53,710,897       0.41%        1.40%     24.70%
 2 AllianceBernstein International
   Research Growth Portfolio -
   Class A *                          105,524  21.37    2,255,107       0.42%        1.45%     24.64%
 1 AllianceBernstein International
   Value Portfolio - Class A        2,320,037  24.72   57,357,239       1.34%        1.40%     33.56%
 2 AllianceBernstein International
   Value Portfolio - Class A           80,632  24.65    1,987,789       1.37%        1.45%     33.49%
 1 AllianceBernstein Large Cap
   Growth Portfolio - Class A       3,610,245  29.57  106,759,154       0.00%        1.40%     -1.83%
 2 AllianceBernstein Large Cap
   Growth Portfolio - Class A         159,595  29.43    4,697,244       0.00%        1.45%     -1.87%
 3 AllianceBernstein Large Cap
   Growth Portfolio - Class A          16,085  13.34      214,551       0.00%        1.40%     -1.83%
 4 AllianceBernstein Large Cap
   Growth Portfolio - Class B       2,178,294  29.09   63,358,074       0.00%        1.40%     -2.02%
 5 AllianceBernstein Large Cap
   Growth Portfolio - Class B          66,179  28.95    1,915,832       0.00%        1.45%     -2.07%
 1 AllianceBernstein Money
   Market Portfolio - Class A       1,343,591  13.19   17,727,719       4.89%        1.40%      2.77%
 2 AllianceBernstein Money
   Market Portfolio - Class A          33,045  13.13      433,953       5.02%        1.45%      2.72%
 4 AllianceBernstein Money
   Market Portfolio - Class B       1,041,839  12.95   13,491,667       4.05%        1.40%      2.52%
 5 AllianceBernstein Money
   Market Portfolio - Class B          52,337  12.89      674,571       3.03%        1.45%      2.47%
 1 AllianceBernstein Real Estate
   Investment Portfolio - Class A   1,420,880  33.85   48,100,426       1.99%        1.40%     33.35%
 2 AllianceBernstein Real Estate
   Investment Portfolio - Class A      62,269  33.69    2,098,075       1.93%        1.45%     33.29%
 1 AllianceBernstein Small Cap
   Growth Portfolio - Class A       2,932,427  13.55   39,727,655       0.00%        1.40%      9.15%

                            See accompanying notes.

                                   VA I - 59

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2006 are as follows:

                                                                        Investment
                                                Unit                      Income    Expense    Total
Sub-accounts                          Units     Value      Net Assets   Ratio (a)  Ratio (b) Return (c)
-------------------------------------------------------------------------------------------------------
 2 AllianceBernstein Small Cap
   Growth Portfolio - Class A         110,178 $    13.48 $    1,485,647    0.00%     1.45%      9.10%
 3 AllianceBernstein Small Cap
   Growth Portfolio - Class A           6,321      13.17         83,227    0.00%     1.40%      9.15%
 1 AllianceBernstein Small/Mid Cap
   Value Portfolio - Class A        2,692,681      19.97     53,781,113    0.42%     1.40%     12.83%
 2 AllianceBernstein Small/Mid Cap
   Value Portfolio - Class A           82,449      19.92      1,642,108    0.42%     1.45%     12.78%
 1 AllianceBernstein U.S.
   Government/High Grade
   Securities Portfolio - Class A   3,688,591      16.48     60,792,990    3.97%     1.40%      2.49%
 2 AllianceBernstein U.S.
   Government/High Grade
   Securities Portfolio - Class A      84,144      16.40      1,380,285    4.07%     1.45%      2.44%
 4 AllianceBernstein U.S.
   Government/High Grade
   Securities Portfolio - Class B     169,719      16.16      2,743,447    3.86%     1.40%      2.15%
 5 AllianceBernstein U.S.
   Government/High Grade
   Securities Portfolio - Class B       4,723      16.09         75,984    3.94%     1.45%      2.10%
 4 AllianceBernstein U.S. Large
   Cap Blended Style Portfolio -
   Class B                            217,778      13.76      2,996,290    0.00%     1.40%      8.33%
 5 AllianceBernstein U.S. Large
   Cap Blended Style Portfolio -
   Class B                              7,098      13.73         97,489    0.00%     1.45%      8.28%
 1 AllianceBernstein Utility
   Income Portfolio - Class A       1,629,794      29.27     47,707,964    2.46%     1.40%     22.05%
 2 AllianceBernstein Utility
   Income Portfolio - Class A          51,069      29.13      1,487,884    2.35%     1.45%     21.99%
 4 AllianceBernstein Value
   Portfolio - Class B              4,968,785      15.06     74,811,220    0.92%     1.40%     19.35%
 5 AllianceBernstein Value
   Portfolio - Class B                129,544      15.01      1,944,938    0.97%     1.45%     19.29%
 1 BlackRock Basic Value V.I. Fund
   - Class I *                        285,829      20.68      5,909,515    1.53%     1.40%     20.18%
 2 BlackRock Basic Value V.I. Fund
   - Class I *                         22,598      20.58        465,091    1.52%     1.45%     20.12%
 1 BlackRock Bond V.I. Fund -
   Class I *                           18,147      13.97        253,563    4.59%     1.40%      2.95%
 2 BlackRock Bond V.I. Fund -
   Class I *                            3,299      13.91         45,879    4.59%     1.45%      2.89%
 1 BlackRock Global Allocation
   V.I. Fund - Class I *              109,130      17.47      1,906,769    2.99%     1.40%     14.92%
 2 BlackRock Global Allocation
   V.I. Fund - Class I *                8,881      17.39        154,465    3.04%     1.45%     14.86%
 1 BlackRock Global Growth V.I.
   Fund - Class I *                    53,350      12.03        641,644    0.90%     1.40%     20.32%
 2 BlackRock Global Growth V.I.
   Fund - Class I *                       673      11.98          8,060    0.94%     1.45%     20.26%
 1 BlackRock High Income V.I. Fund
   - Class I *                         30,485      13.58        413,990    7.23%     1.40%      7.93%
 2 BlackRock High Income V.I. Fund
   - Class I *                            560      13.52          7,570    7.46%     1.45%      7.88%
 1 BlackRock International Value
   V.I. Fund - Class I *              118,648      19.52      2,315,708    3.27%     1.40%     26.14%
 2 BlackRock International Value
   V.I. Fund - Class I *                9,490      19.44        184,513    3.79%     1.45%     26.07%
 1 BlackRock Large Cap Core V.I.
   Fund - Class I *                   101,424      18.77      1,903,644    0.93%     1.40%     13.15%
 2 BlackRock Large Cap Core V.I.
   Fund - Class I *                     2,692      18.68         50,301    0.83%     1.45%     13.10%
 1 BlackRock Large Cap Growth V.I.
   Fund - Class I *                    86,564      10.87        940,900    0.29%     1.40%      5.72%
 1 BlackRock Money Market V.I.
   Fund - Class I *                    33,362      11.93        398,024    3.83%     1.40%      3.08%
 2 BlackRock Money Market V.I.
   Fund - Class I *                     3,613      11.88         42,912    4.43%     1.45%      3.03%
 1 BlackRock Utilities and
   Telecommunications V.I. Fund -
   Class I *                           26,889      20.39        548,372    2.95%     1.40%     23.50%
 2 BlackRock Utilities and
   Telecommunications V.I. Fund -
   Class I *                            2,353      20.30         47,768    2.88%     1.45%     23.44%
 1 BlackRock Value Opportunities
   V.I. Fund - Class I *               80,347      24.34      1,955,910    0.26%     1.40%     11.25%
 2 BlackRock Value Opportunities
   V.I. Fund - Class I *               12,733      24.23        308,558    0.27%     1.45%     11.20%
 7 Delaware VIP Balanced Series -
   Standard Class                      27,077      33.76        914,165    2.90%     1.25%     14.76%
 7 Delaware VIP Capital Reserves
   Series - Standard Class              6,685      23.22        155,253    4.81%     1.25%      3.27%
 7 Delaware VIP Cash Reserve
   Series - Standard Class                  -      13.77              -    0.00%     1.40%      3.04%
 7 Delaware VIP Cash Reserve
   Series - Standard Class             14,676      17.04        250,090    4.09%     1.25%      3.19%
 7 Delaware VIP Growth
   Opportunities Series - Standard
   Class                                6,557      31.79        208,440    0.00%     1.40%      4.88%
 7 Delaware VIP Growth
   Opportunities Series - Standard
   Class                               21,524      35.87        771,976    0.00%     1.25%      5.04%
 7 Delaware VIP High Yield Series
   - Standard Class                       668      19.36         12,932    6.56%     1.40%     10.89%
 7 Delaware VIP High Yield Series
   - Standard Class                    17,069      27.57        470,674    6.56%     1.25%     11.06%
 7 Delaware VIP Value Series -
   Standard Class                       4,750      39.74        188,739    1.53%     1.40%     22.38%
 7 Delaware VIP Value Series -
   Standard Class                      95,378      47.26      4,507,090    1.56%     1.25%     22.56%
 2 Dreyfus Stock Index Fund, Inc.
   - Initial Shares                       814      22.18         18,045    1.64%     1.45%     13.84%
 3 Dreyfus Stock Index Fund, Inc.
   - Initial Shares                   236,115      22.28      5,260,980    1.59%     1.40%     13.90%

                            See accompanying notes.

                                   VA I - 60

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2006 are as follows:

                                                                    Unit                   Investment     Expense    Total
Sub-accounts                                                Units   Value   Net Assets  Income Ratio (a) Ratio (b) Return (c)
-----------------------------------------------------------------------------------------------------------------------------
 2 Dreyfus VIF Small Company Stock Portfolio - Initial
   Shares                                                    1,040 $  15.68 $    16,300       0.00%        1.45%      9.37%
 3 Dreyfus VIF Small Company Stock Portfolio - Initial
   Shares                                                   51,843    15.75     816,500       0.00%        1.40%      9.43%
 3 Fidelity VIP Asset Manager Portfolio - Initial Class    244,885    17.42   4,266,167       3.01%        1.40%      5.83%
 2 Fidelity VIP Contrafund Portfolio - Initial Class           122    20.72       2,525       1.26%        1.45%     10.11%
 3 Fidelity VIP Contrafund Portfolio - Initial Class       136,208    20.82   2,835,385       1.26%        1.40%     10.17%
 2 Fidelity VIP Growth Portfolio - Initial Class                77    17.80       1,369       0.43%        1.45%      5.32%
 3 Fidelity VIP Growth Portfolio - Initial Class           182,120    17.88   3,256,932       0.43%        1.40%      5.37%
 2 Fidelity VIP High Income Portfolio - Initial Class        1,168    12.95      15,136       6.68%        1.45%      9.64%
 3 Fidelity VIP High Income Portfolio - Initial Class       54,868    13.01     714,094       6.68%        1.40%      9.69%
 3 Fidelity VIP Investment Grade Bond Portfolio - Initial
   Class                                                    97,913    16.70   1,635,503       4.58%        1.40%      2.90%
 3 Fidelity VIP Money Market Portfolio - Initial Class     165,231    13.02   2,151,019       4.70%        1.40%      3.42%
 3 Fidelity VIP Overseas Portfolio - Initial Class           9,596    19.55     187,622       0.97%        1.40%     16.44%
 1 UBS U.S. Allocation Portfolio                           747,396    17.64  13,187,756       2.74%        1.40%      9.75%
 2 UBS U.S. Allocation Portfolio                            84,240    17.57   1,480,229       3.09%        1.45%      9.69%
 1 UIF Core Plus Fixed Income Portfolio - Class I Shares         -    12.08           -       0.00%        0.75%      2.96%
 1 UIF Equity Growth Portfolio - Class I Shares                  -    11.83           -       0.00%        0.75%      3.33%
 1 UIF Technology Portfolio - Class I Shares                     -        -           -       0.00%        0.75%      4.77%
 3 Van Eck Worldwide Emerging Markets Fund - Initial
   Class                                                    33,797    21.37     722,390       0.67%        1.40%     37.56%
 2 Van Eck Worldwide Hard Assets Fund - Initial Class          252    23.81       6,007       0.00%        1.45%     -2.11%
 3 Van Eck Worldwide Hard Assets Fund - Initial Class       28,179    23.92     674,000       0.07%        1.40%     22.77%
 1 Vanguard 500 Index Fund                                   2,232    13.16      29,376       1.73%        0.75%     14.78%
 6 Vanguard Dividend Growth Fund                             1,909    15.08      28,795       1.89%        0.52%     18.96%
 6 Vanguard GNMA Fund                                        1,170    11.20      13,105       5.65%        0.52%      3.78%
 6 Vanguard Health Care Fund                                 4,234    15.07      63,831       1.41%        0.52%     10.29%
 6 Vanguard Inflation-Protected Securities Fund             13,802    11.38     157,045       2.94%        0.52%     -0.09%
 1 Vanguard International Growth Fund                          723    18.18      13,143       4.03%        0.75%     10.63%
 1 Vanguard LifeStrategy Conservative Growth Fund            2,476    13.21      32,710       3.19%        0.75%      9.80%
 1 Vanguard LifeStrategy Growth Fund                           996    14.54      14,489       2.12%        0.75%     15.26%
 6 Vanguard LifeStrategy Growth Fund                        10,239    15.00     153,576       2.16%        0.52%     15.53%
 1 Vanguard LifeStrategy Income Fund                         1,333    12.56      16,748       3.87%        0.75%      7.13%
 6 Vanguard LifeStrategy Income Fund                        17,095    12.01     205,299       3.91%        0.52%      7.37%
 1 Vanguard LifeStrategy Moderate Growth Fund               33,191    13.95     463,121       2.71%        0.75%     12.46%
 6 Vanguard LifeStrategy Moderate Growth Fund               31,779    13.97     443,832       3.04%        0.52%     12.72%
 1 Vanguard Prime Money Market Fund                            416    10.76       4,477       4.78%        0.75%      4.10%
 1 Vanguard PRIMECAP Fund                                      217    14.52       3,144       0.61%        0.75%     11.48%
 1 Vanguard Small-Cap Growth Index Fund                      1,268    15.58      19,750       0.29%        0.75%     11.11%
 1 Vanguard Small-Cap Value Index Fund                       1,887    15.40      29,051       2.16%        0.75%     18.36%
 1 Vanguard Total Bond Market Index Fund                       705    11.95       8,427       4.84%        0.75%      3.49%
 6 Vanguard Total International Stock Index Fund            15,348    20.02     307,249       2.34%        0.52%     25.98%
 1 Vanguard U.S. Growth Fund                                   434    10.57       4,584       0.46%        0.75%      1.01%
 6 Vanguard VIF Balanced Portfolio                         313,608    14.57   4,568,050       2.15%        0.52%     14.37%
 6 Vanguard VIF Capital Growth Portfolio                    11,822    15.03     177,719       0.56%        0.52%     11.05%
 1 Vanguard VIF Diversified Value Portfolio                  1,590    14.17      22,533       0.00%        0.75%     13.80%
 6 Vanguard VIF Diversified Value Portfolio                 24,806    17.09     423,933       1.61%        0.52%     18.26%
 1 Vanguard VIF Equity Income Portfolio                      1,544    13.42      20,718       2.67%        0.75%     19.80%
 6 Vanguard VIF Equity Income Portfolio                     38,422    15.71     603,508       1.87%        0.52%     20.07%
 6 Vanguard VIF Equity Index Portfolio                      29,863    14.43     430,794       1.65%        0.52%     15.11%
 6 Vanguard VIF Growth Portfolio                             4,700    12.83      60,284       0.42%        0.52%      1.39%
 1 Vanguard VIF High Yield Bond Portfolio                   11,668    11.68     136,242       6.95%        0.75%      7.46%
 6 Vanguard VIF High Yield Bond Portfolio                   19,323    12.45     240,659       4.94%        0.52%      7.71%
 1 Vanguard VIF International Portfolio                      8,788    16.25     142,797       1.07%        0.75%     25.80%

                            See accompanying notes.

                                   VA I - 61

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2006 are as follows:

                                                                                         Investment     Expense    Total
Sub-accounts                                         Units  Unit Value   Net Assets   Income Ratio (a) Ratio (b) Return (c)
---------------------------------------------------------------------------------------------------------------------------
 6 Vanguard VIF International Portfolio              68,625 $    19.46 $    1,335,452       0.45%        0.52%     26.09%
 6 Vanguard VIF Mid-Cap Index Portfolio              19,094      16.98        324,199       0.97%        0.52%     13.16%
 6 Vanguard VIF Money Market Portfolio                  397      10.82          4,299      55.16%        0.52%      4.49%
 1 Vanguard VIF REIT Index Portfolio                  1,505      17.98         27,073       2.07%        0.75%     33.92%
 6 Vanguard VIF REIT Index Portfolio                 19,538      21.38        417,775       1.83%        0.52%     34.23%
 6 Vanguard VIF Short-Term Investment-Grade
   Portfolio                                         13,435      10.86        145,842       2.57%        0.52%      4.38%
 6 Vanguard VIF Small Company Growth Portfolio       12,166      14.15        172,093       0.22%        0.52%      9.64%
 1 Vanguard VIF Total Bond Market Index Portfolio     1,548      10.70         16,571       0.00%        0.75%      4.61%
 6 Vanguard VIF Total Bond Market Index Portfolio    38,527      11.11        428,209       3.87%        0.52%      3.77%
 6 Vanguard VIF Total Stock Market Index Portfolio  148,502      14.83      2,202,013       0.76%        0.52%     14.93%
 1 Vanguard Wellington Fund                           8,984      14.33        128,741       3.05%        0.75%     14.08%
 1 Vanguard Windsor Fund                                215      14.51          3,121       1.48%        0.75%     18.46%

Footnotes
 1 Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm, Gallery and GIVA products.
 2 Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that have elected the Accidental Death Benefit option.
 3 Profile product.
 4 Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that are subject to 12B-1 fees.
 5 Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm, and Profile products that have elected the Accidental Death Benefit option and are subject to 12B-1 fees.
 6 Vanguard SPIA product.
 7 Variable Annuity product.

(a)These amounts represent the dividends, excluding capital gain distributions from mutual funds, received by the Sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reduction in the unit value. The recognition of investment income by the Sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-account invests.

(b)These amounts represent the annualized contract expenses of the Account, consisting primarily of mortality and expense risk charges, for each year indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(c)These amounts represent the total return for the years indicated, including changes in the value of the underlying Sub-account, and reflect deductions for those expenses that result in a direct reduction to unit values. The total return does not include contract charges deducted directly from account values. For the years ended December 31, 2010, 2009, 2008, 2007 and 2006, a total return was calculated using the initial unit value for the Sub-account if the Sub-account became an available investment option during the year and the underlying Fund was not available at the beginning of the year.

 * Fund Name Changes
   2006
   -Effective February 1, 2006, AllianceBernstein International Portfolio -
    Class A changed its name to AllianceBernstein International Research Growth Portfolio - Class A.
   -Effective February 1, 2006, AllianceBernstein Total Return Portfolio -
    Class A changed its name to AllianceBernstein Balanced Shares Portfolio - Class A.
   -Effective February 1, 2006, AllianceBernstein Worldwide Privatization
    Portfolio - Class A changed its name to AllianceBernstein International Growth Portfolio - Class A.
   -Effective October 2, 2006, Mercury funds changed their names to BlackRock funds.
   -Effective October 2, 2006, Mercury Core Bond V.I. Fund - Class I changed its name to BlackRock Bond V.I. Fund - Class I.
   -Effective October 2, 2006, Mercury Domestic Money Market V.I. Fund - Class
    I changed its name to BlackRock Money Market V.I. Fund - Class I. -Effective October 2, 2006, Mercury High Current Income V.I. Fund - Class I
    changed its name to BlackRock High Income V.I. Fund - Class I.

                            See accompanying notes.

                                   VA I - 62

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

 * Fund Name Changes - Continued
   2007
   -Effective December 10, 2007, BlackRock Bond V.I. Fund - Class I changed its name to BlackRock Total Return V.I. Fund - Class I.
   2008
   -Effective April 25, 2008, AllianceBernstein U.S. Government/High Grade
    Securities Portfolio - Class A and AllianceBernstein U.S. Government/High Grade Securities Portfolio - Class B changed their name to
    AllianceBernstein Intermediate Bond Portfolio - Class A and AllianceBernstein Intermediate Bond Portfolio - Class B, respectively.
   2009
   -Effective April 15, 2009, Delaware VIP Capital Reserves Series - Standard
    Class changed its name to Delaware VIP Limited-Term Diversified Income Series - Standard Class.
   -Effective May 1, 2009, AllianceBernstein Global Technology Portfolio -
    Class A and AllianceBernstein Global Technology - Class B changed their names to AllianceBernstein Global Thematic Growth Portfolio - Class A and AllianceBernstein Global Thematic Growth Portfolio - Class B, respectively.
   2010
   -Effective March 22, 2010, Delaware VIP Growth Opportunities Series -
    Standard Class changed its name to Delaware VIP Smid Cap Growth Series - Standard Class.
   -Effective April 30, 2010, AIM V.I. Capital Appreciation Fund - Series I
    changed its name to Invesco V.I. Capital Appreciation Fund - Series I. -Effective April 30, 2010, AIM V.I. International Growth Fund - Series I
    changed its name to Invesco V.I. International Growth Fund - Series I. -Effective May 1, 2010, BlackRock Global Growth V.I. Fund - Class I changed its name to BlackRock Global Opportunities V.I. Fund - Class I.
   -Effective May 1, 2010, Van Eck Worldwide Emerging Markets Fund - Initial
    Class changed its name to Van Eck VIP Emerging Markets Fund - Initial Class. -Effective May 1, 2010, Van Eck Worldwide Hard Assets Fund - Initial Class
    changed its name to Van Eck VIP Global Hard Assets Fund - Initial Class. -Effective October 1, 2010, BlackRock Utilities and Telecommunications V.I.
    Fund - Class I changed its name to BlackRock Equity Dividend V.I. Fund - Class I.

                            See accompanying notes.

                                   VA I - 63

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note H - Events Related to AIG

On March 8, 2010, American International Group announced a definitive agreement for the sale of American Life Insurance Company ("ALICO"), one of the world's largest and most diversified international life insurance companies, to MetLife, Inc. ("MetLife") for approximately $15.5 billion, including $6.8 billion in cash and the remainder in equity securities of MetLife, subject to closing adjustments. The ALICO sale closed on November 1, 2010. The fair value of the consideration at closing was approximately $16.2 billion.

American International Group closed the sale of a portion of its asset management business to Pacific Century Group at the end of March 2010, and the divested portion of the asset management business has been branded as PineBridge Investments. In connection with the closing of the sale, the Company's investment advisory agreement previously entered into with AIG Global Investment Corp. was assigned to AIG Asset Management (U.S.), LLC ("AMG"), an American International Group affiliate, and the majority of the Company's invested assets are currently managed by AMG.

On September 30, 2010, American International Group entered into an agreement-in-principle with the U.S. Department of the Treasury (the "Department of the Treasury"), the Federal Reserve Bank of New York (the "New York Fed"), and the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), for a series of integrated transactions to recapitalize American International Group (the
"Recapitalization"). American International Group completed the
Recapitalization on January 14, 2011.

On October 29, 2010, American International Group completed an initial public offering of 8.08 billion ordinary shares of AIA Group Limited for aggregate gross proceeds of approximately $20.51 billion. Upon completion of the initial public offering, American International Group owned approximately 33 percent of AIA Group Limited's outstanding shares.

Additional information on American International Group is publicly available in its regulatory filings with the U.S. Securities and Exchange Commission ("SEC"). Information regarding American International Group as described in these footnotes is qualified by regulatory filings American International Group files from time to time with the SEC.

Additional information on AIG is publicly available in its regulatory filings with the U.S. Securities and Exchange Commission ("SEC"). Information regarding AIG as described in these footnotes is qualified by regulatory filings AIG files from time to time with the SEC.

On January 14, 2011, American International Group completed the Recapitalization with the New York Fed, the Department of the Treasury, and the Trust. As part of the Recapitalization, American International Group repaid to the New York Fed approximately $21 billion in cash, representing complete repayment of all amounts owing under American International Group's revolving credit facility with the New York Fed (the "New York Fed credit facility"), and the New York Fed credit facility was terminated. In addition, (i) the shares of American International Group's Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share, held by the Trust were exchanged for 562,868,096 shares of American International Group common stock and were subsequently transferred by the Trust to the Department of the Treasury;
(ii) the shares of American International Group's Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share, held by the Department of the Treasury were exchanged for (a) preferred interests in two special purpose vehicles, (b) 20,000 shares of American International Group's Series G Cumulative Mandatory Convertible Preferred Stock, par value $5.00 per share, a new series of TARP preferred stock, and (c) 167,623,733 shares of American International Group common stock. As a result of the Recapitalization, the Department of the Treasury held 1,655,037,962 shares of newly issued American International Group common stock, representing ownership of approximately 92 percent of the outstanding American International Group common stock at December 31, 2010. After the share exchange and distribution were completed, the Trust terminated pursuant to the terms and conditions of the agreement that established the Trust. It is expected that over time the Department of the Treasury will sell its shares of American International Group common stock on the open market.

                                   VA I - 64

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note H - Events Related to AIG

On March 10, 2011, American International Group submitted a binding bid to the New York Fed to purchase all of the residential mortgage backed securities ("RMBS") owned by Maiden Lane II LLC for $15.7 billion in cash. If the New York Fed accepted the binding bid, it was anticipated that the Company (along with certain other American International Group companies) would be a purchaser of certain of these RMBS. On March 30, 2011, the New York Fed announced that it was declining American International Group's offer to purchase all of the RMBS held in the Maiden Lane II portfolio and instead would sell these securities through a competitive process.

   On March 30, 2011, American International Group and the Company entered into an Unconditional Capital Maintenance Agreement ("CMA"). Among other things, the CMA provides that American International Group would maintain the Company's total adjusted capital (as defined under applicable insurance laws) at or above a certain specified minimum percentage of the Company's projected company action level RBC (as defined under applicable insurance laws). The CMA also provides that if the Company's total adjusted capital is in excess of a certain specified minimum percentage of the Company's company action level RBC (as reflected in the Company's quarterly or annual statutory financial statement), subject to board and regulatory approval(s), the Company would declare and pay ordinary dividends to its equity holders in an amount in excess of that required to maintain the specified minimum percentage. The CMA will replace an existing support agreement in effect between American International Group and the Company, which agreement will be terminated by American International Group in accordance with its terms on April 24, 2011.

                                   VA I - 65

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE

                         INDEX TO FINANCIAL STATEMENTS

                                                                        Page
                                                                       Numbers
                                                                       -------

Report of Independent Registered Public Accounting Firm                   1

Balance Sheets - December 31, 2010 and 2009                            2 to 3

Statements of Income (Loss) - Years Ended December 31, 2010, 2009 and
  2008                                                                    4

Statements of Comprehensive Income (Loss) - Years Ended December 31,
  2010, 2009 and 2008                                                     5

Statements of Shareholder's Equity - Years Ended December 31, 2010,
  2009 and 2008                                                           6

Statements of Cash Flows - Years Ended December 31, 2010, 2009 and
  2008                                                                 7 to 8

Notes to Financial Statements                                          9 to 53

                                                     PRICEWATERHOUSECOOPERS LLP
                                                                 1201 LOUISIANA
                                                                     SUITE 2900
                                                          HOUSTON TX 77002-5678
                                                       TELEPHONE (713) 356 4000
                                                       FACSIMILE (713) 356 4717

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of American General Life Insurance Company of Delaware:

In our opinion, the accompanying balance sheets and the related statements of income (loss), of comprehensive income (loss), of shareholder's equity and of cash flows present fairly, in all material respects, the financial position of American General Life Insurance Company of Delaware (the "Company"), an indirect, wholly owned subsidiary of American International Group, Inc., at December 31, 2010 and 2009, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2010 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company changed the manner in which it accounts for other-than-temporary impairments of fixed maturity securities as of April 1, 2009.

PRICEWATERHOUSECOOPERS LLP

April 29, 2011

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                                BALANCE SHEETS

                                                                  December 31,
                                                                  -------------
                                                                   2010   2009
                                                                  ------ ------
                                                                  (In Millions)
ASSETS
Investments:
  Fixed maturity securities, available for sale, at fair
   value (amortized cost: 2010 - $5,387; 2009 - $5,597)           $5,747 $5,705
  Fixed maturity securities, trading, at fair value                   50     30
  Equity securities, available for sale, at fair value (cost:
   2010 - $9; 2009 - $13)                                             11     17
  Mortgage and other loans receivable, (net of allowance: 2010 -
   $6; 2009 - $1)                                                    490    513
  Policy loans                                                       248    257
  Investment real estate                                              19     20
  Partnerships and other invested assets                             150    163
  Short-term investments                                             567    379
  Derivative assets, at fair value                                     -      2
                                                                  ------ ------
Total investments                                                  7,282  7,086

Cash                                                                   9      6
Accrued investment income                                             76     79
Reinsurance receivables                                               86     99
Deferred policy acquisition costs                                    118    121
Income taxes receivable                                                -     30
Other assets                                                           7     37
Variable account assets, at fair value                             2,241  2,074
                                                                  ------ ------
TOTAL ASSETS                                                      $9,819 $9,532
                                                                  ====== ======

                See accompanying notes to financial statements

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                          BALANCE SHEETS (Continued)

                                                              December 31,
                                                             -----------------
                                                                2010      2009
                                                             -------   -------
                                                              (In Millions,
                                                             except share data)
LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
  Future policy benefits                                     $2,682    $2,700
  Policyholder contract deposits                              3,395     3,669
  Policy claims and benefits payable                             93       114
  Other policyholders' funds                                     33        35
  Income taxes payable to parent                                 11         -
  Derivative liabilities                                          8        15
  Other liabilities                                              56        88
  Variable account liabilities                                2,241     2,074
                                                             ------    ------
TOTAL LIABILITIES                                             8,519     8,695
                                                             ------    ------
Commitments and contingent liabilities (see Note 11)

SHAREHOLDER'S EQUITY:
  Common stock, $5 par value, 1,000,000 shares authorized,
   976,703 issued and outstanding                                 5         5
  Additional paid-in capital                                  1,274     1,274
  Accumulated deficit                                          (219)     (524)
  Accumulated other comprehensive income                        240        82
                                                             ------    ------
TOTAL SHAREHOLDER'S EQUITY                                    1,300       837
                                                             ------    ------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                   $9,819    $9,532
                                                             ======    ======

                See accompanying notes to financial statements

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                          STATEMENTS OF INCOME (LOSS)

                                                  Years ended December 31,
                                                  -----------------------
                                                  2010    2009     2008
                                                  ----    ----   -------
                                                     (In Millions)
REVENUES:
  Premiums and other considerations               $110    $109   $   220
  Net investment income                            485     483       483
  Net realized investment gains (losses):
   Total other-than-temporary impairments on
     available for sale securities                 (21)    (60)     (438)
   Portion of other-than-temporary impairments
     on available for sale fixed maturity
     securities recognized in accumulated
     other comprehensive income                     (4)     (2)        -
                                                   ----   ----   -------
   Net other-than-temporary impairments on
     available for sale securities recognized
     in net income (loss)                          (25)    (62)     (438)
   Other realized investment gains (losses)        124      31      (971)
                                                   ----   ----   -------
     Total net realized investment gains
       (losses)                                     99     (31)   (1,409)
  Insurance charges                                101      98       101
  Other                                             45      27        34
                                                   ----   ----   -------
TOTAL REVENUES                                     840     686      (571)
                                                   ----   ----   -------

BENEFITS AND EXPENSES:
  Policyholder benefits                            335     347       455
  Interest credited on policyholder contract
   deposits                                        159     160       179
  Amortization of deferred policy acquisition
   costs                                             6      15        35
  General and administrative expenses, net of
   deferrals                                        68      72        58
  Commissions, net of deferrals                     30      23        29
                                                   ----   ----   -------
TOTAL BENEFITS AND EXPENSES                        598     617       756
                                                   ----   ----   -------

INCOME (LOSS) BEFORE INCOME TAX EXPENSE
  (BENEFIT)                                        242      69    (1,327)

INCOME TAX EXPENSE (BENEFIT):
  Current                                           15      57      (320)
  Deferred                                         (78)    (79)      337
                                                   ----   ----   -------
TOTAL INCOME TAX EXPENSE (BENEFIT)                 (63)    (22)       17
                                                   ----   ----   -------

NET INCOME (LOSS)                                 $305    $ 91   $(1,344)
                                                   ====   ====   =======

                See accompanying notes to financial statements

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

                                                       Years ended December 31,
                                                       -----------------------
                                                       2010    2009     2008
                                                       ----   -----   -------
                                                           (In Millions)
NET INCOME (LOSS)                                      $305   $  91   $(1,344)

OTHER COMPREHENSIVE INCOME (LOSS):

  Net unrealized gains of fixed maturity investments
   on which other-than-temporary credit impairments
   were taken - net of reclassification adjustments      17      36         -
  Deferred income tax expense on above changes           (6)     (6)        -

  Net unrealized gains (losses) on all other invested
   assets arising during the current period - net of
   reclassification adjustments                         236     646      (299)
  Deferred income tax (expense) benefit on above
   changes                                              (89)   (226)      105
                                                       ----   -----   -------

OTHER COMPREHENSIVE INCOME (LOSS)                       158     450      (194)
                                                       ----   -----   -------

COMPREHENSIVE INCOME (LOSS)                            $463   $ 541   $(1,538)
                                                       ====   =====   =======

                See accompanying notes to financial statements

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                      STATEMENTS OF SHAREHOLDER'S EQUITY

                                                       Years ended December 31,
                                                       -----------------------
                                                        2010    2009     2008
                                                       ------  ------  -------
                                                            (In Millions)
COMMON STOCK:
  Balance at beginning and end of year                 $    5  $    5  $     5

ADDITIONAL PAID-IN CAPITAL:
  Balance at beginning of year                          1,274   1,223      309
   Capital contributions from Parent (see Note 12)          -      51      914
                                                       ------  ------  -------
  Balance at end of year                                1,274   1,274    1,223
                                                       ------  ------  -------

RETAINED EARNINGS (ACCUMULATED DEFICIT):
  Balance at beginning of year                           (524)   (865)     479
   Cumulative effect of accounting change, net of tax       -     250        -
   Net income (loss)                                      305      91   (1,344)
                                                       ------  ------  -------
  Balance at end of year                                 (219)   (524)    (865)
                                                       ------  ------  -------

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
  Balance at beginning of year                             82    (187)       7
   Cumulative effect of accounting change, net of tax       -    (181)       -
   Other comprehensive income (loss)                      158     450     (194)
                                                       ------  ------  -------
  Balance at end of year                                  240      82     (187)
                                                       ------  ------  -------

TOTAL SHAREHOLDER'S EQUITY                             $1,300  $  837  $   176
                                                       ======  ======  =======

                See accompanying notes to financial statements

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                           STATEMENTS OF CASH FLOWS

                                                   Years ended December 31,
                                                  -------------------------
                                                    2010     2009     2008
                                                  -------  -------  -------
                                                        (In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                 $   305  $    91  $(1,344)
ADJUSTMENTS TO RECONCILE NET INCOME (LOSS) TO
  NET CASH PROVIDED BY OPERATING ACTIVITIES:
Interest credited in policyholder contract
  deposits                                            159      160      179
Fees charged for policyholder contract deposits       (40)     (41)     (47)
Amortization of deferred policy acquisition
  costs                                                 6       15       35
Net realized investment (gains) losses                (99)      31    1,409
Equity in (income) loss of partnerships and
  other invested assets                               (13)     (12)      12
Depreciation and amortization                           1        1        2
Amortization (accretion) of net
  premium/discount on investments                     (50)     (59)     (17)
Provision for deferred income taxes                   (95)    (163)     105
CHANGE IN:
  Trading securities, at fair value                   (20)       1        8
  Accrued investment income                             3        6        9
  Amounts due to/from related parties                  12      (77)      27
  Reinsurance receivables                              13        5        -
  Deferral of deferred policy acquisition costs        (3)      (3)      (2)
  Income taxes currently receivable/payable            40       95     (102)
  Other assets                                         12       15        -
  Future policy benefits                              (40)     (13)      63
  Other policyholders' funds                           (2)      (2)      (5)
  Other liabilities                                   (26)     (11)      60
Other, net                                             17        1      (34)
                                                  -------  -------  -------
     NET CASH PROVIDED BY OPERATING ACTIVITIES    $   180  $    40  $   358
                                                  -------  -------  -------

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of:
  Fixed maturity securities                       $(2,830) $(3,130) $(2,089)
  Equity securities                                    (4)      (6)     (30)
  Mortgage and other loans                            (23)      (1)     (52)
  Other investments, excluding short-term
   investments                                        (48)    (107)    (145)
Sales of:
  Fixed maturity securities                         2,790    3,071    2,380
  Equity securities                                    10       10       28
  Other investments, excluding short-term
   investments                                         54       49        9
Redemptions and maturities of:
  Fixed maturity securities                           387      378      289
  Mortgage and other loans                             42       19       42
  Other investments, excluding short-term
   investments                                         25       47       24
Change in short-term investments                     (188)    (216)     (97)
Change in securities lending collateral                 -        -    1,677
                                                  -------  -------  -------
     NET CASH PROVIDED BY INVESTING ACTIVITIES    $   215  $   114  $ 2,036
                                                  -------  -------  -------

                See accompanying notes to financial statements

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                     STATEMENTS OF CASH FLOWS (Continued)

                                                       Years ended December 31,
                                                       ---------------------
                                                        2010     2009    2008
                                                       -----    -----  -------
                                                           (In Millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account deposits                          $  16    $ 128  $    98
Policyholder account withdrawals                        (410)    (315)    (615)
Net exchanges to/(from) variable accounts                 (9)     (19)      (9)
Claims and annuity payments                               10       (2)     (16)
Change in securities lending payable                       -        -   (2,594)
Cash overdrafts                                            1        4       (3)
Cash capital contribution from Parent Company              -       50      735
                                                       -----    -----  -------
   NET CASH USED IN FINANCING ACTIVITIES               $(392)   $(154) $(2,404)
                                                       -----    -----  -------

INCREASE (DECREASE) IN CASH                            $   3    $   -  $   (10)
CASH AT BEGINNING OF PERIOD                                6        6       16
                                                       -----    -----  -------
CASH AT END OF PERIOD                                  $   9    $   6  $     6
                                                       =====    =====  =======

SUPPLEMENTAL CASH FLOW INFORMATION

Income taxes paid                                      $  21    $  48  $    13
Interest received                                      $   -    $  (1) $     -

Non-cash activity:
Capital contribution in the form of securities         $   -    $   -  $   179
Other various non-cash contributions                   $   -    $   1  $     -

                See accompanying notes to financial statements

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                         NOTES TO FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

American General Life Insurance Company of Delaware (the "Company"), is a wholly owned subsidiary of AGC Life Insurance Company (the "Parent"), and its ultimate parent is American International Group, Inc. ("AIG"). The Company, domiciled in Delaware, has been doing business since 1962 as a provider of individual and group life insurance, fixed and variable annuities, terminal funding annuities, immediate annuities, variable universal life insurance policies, and structured settlement contracts. The Company is currently licensed to write and reinsure life, annuity and accident and health business in the District of Columbia, Puerto Rico and all states except New York.

Prior to December 18, 2007, 79 percent of the outstanding stock of the Company was held by AIG. The remaining 21 percent of the Company's outstanding common stock was held by another AIG subsidiary, Commerce and Industry Insurance Company ("Commerce and Industry"), which is domiciled in New York. On
December 18, 2007, the shares of the Company owned by Commerce and Industry were sold to AIG and on December 31, 2007, 100 percent of the shares owned by AIG were contributed by AIG to SunAmerica Financial Group, Inc. ("SAFG, Inc."; formerly AIG Life Holdings (US), Inc.) and upon receipt of these shares, SAFG, Inc. contributed the same to the Parent, which is domiciled in Missouri. As a result of these transactions, 100 percent of the Company's outstanding common stock is owned by the Parent as of December 31, 2007.

The operations of the Company are influenced by many factors, including general economic conditions, financial condition of AIG, monetary and fiscal policies of the federal government and policies of state and other regulatory authorities. The level of sales of the Company's insurance products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing insurance products. The Company is exposed to the risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risks. Continuing volatility in the credit markets may result in additional other-than-temporary impairments relating to the Company's fixed income investments. The Company controls its exposure to these risks by, among other things, closely monitoring and limiting prepayments and extension risk in its portfolio; maintaining a large percentage of its portfolio in liquid securities; engaging in a disciplined process of underwriting; and reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income on variable product assets held in variable accounts. Although management expects to be able to achieve its business plans, no assurance can be given that one or more of the risks described above will not result in material adverse effects on the Company's financial position, results of operations and/or statutory capital and surplus.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PREPARATION OF FINANCIAL STATEMENTS

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Certain prior period items have been reclassified to conform to the current period's presentation.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the application of accounting policies that often involve a significant degree of judgment. The Company considers that its accounting policies that are most dependent on the application of estimates and assumptions, and therefore viewed as critical accounting estimates, are those relating to items considered by management in the determination of:

    . future policy benefits for life and accident and health contracts; . recoverability of deferred policy acquisition costs ("DAC");

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


    .  estimated gross profits ("EGPs") for investment-oriented products;
    .  other-than-temporary impairments;
    . estimates with respect to income taxes, including recoverability of deferred tax assets; and
    . fair value measurements of certain financial assets and liabilities, including the Company's economic interest in Maiden Lane II LLC ("ML II"), a Delaware limited liability company whose sole member is the Federal Reserve Bank of New York ("New York Fed"). See Note 3 herein.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, the Company's financial condition, results of operations and cash flows could be materially affected.

Out of Period Adjustments

In 2010, the Company recorded the net effect of certain out of period adjustments which increased pretax income for 2010 by $4 million. The out of period adjustment is primarily related to the effect of recording a correction to the valuation system extracts associated with a block of deferred annuities. The Company evaluated this error taking into account both qualitative and quantitative factors and considered the impact of these errors to 2010, as well as the materiality to the periods in which they originated. The pretax impact on prior periods relating to the 2010 out of period adjustment is as follows:

                                                   Total 2009 2008 Pre-2008
                                                   ----- ---- ---- --------
                                                        (In Millions)
Increase to pretax income                           $4    $1   $-     $3

Management believes these errors are immaterial to the financial statements.

INSURANCE CONTRACTS

The insurance contracts accounted for in these financial statements include primarily long-duration contracts. Long-duration contracts include limited payment, endowment, guaranteed renewable term life, universal life and investment contracts. Long-duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, most contracts issued in the future by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

INVESTMENTS

Fixed Maturity and Equity Securities

Fixed maturity and equity securities classified as available-for-sale are carried at fair value. Unrealized gains and losses, net of deferred taxes, are recorded as a separate component of accumulated other comprehensive income
(loss), within shareholder's equity. Realized gains and losses on the sale of investments are recognized in income at the date of sale and are determined by using the specific cost identification method.

Interest on fixed maturity securities is recorded as income when earned and is adjusted for any amortization of premium or accretion of discount. Premiums and discounts arising from the purchase of bonds classified as available for sale are treated as yield adjustments over their estimated lives, until maturity, or call date, if applicable. Dividend income on equity securities is generally recognized as income on the ex-dividend date.

Fixed maturity and equity securities classified as trading securities are carried at fair value. Trading securities include the Company's economic interest in ML II, which is carried at fair value. For discussion on ML II, see Notes 3 and 4. Realized and unrealized gains and losses on trading securities are reported in net investment income.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Evaluating Investments for Other-Than-Temporary Impairments

On April 1, 2009, the Company adopted prospectively a new accounting standard addressing the evaluation of fixed maturity securities for other-than-temporary impairments. These requirements have significantly altered the Company's policies and procedures for determining impairment charges recognized through earnings. The new standard requires a company to recognize the credit component (a credit impairment) of an other-than-temporary impairment of a fixed maturity security in earnings and the non-credit component in accumulated other comprehensive income (loss) when the company does not intend to sell the security or it is more likely than not that the company will not be required to sell the security prior to recovery. The standard also changes the threshold for determining when an other-than-temporary impairment has occurred on a fixed maturity security with respect to intent and ability to hold the security until recovery and requires additional disclosures. A credit impairment, which is recognized in earnings when it occurs, is the difference between the amortized cost of the fixed maturity security and the estimated present value of cash flows expected to be collected (recovery value), as determined by management. The difference between fair value and amortized cost that is not related to a credit impairment is recognized as a separate component of accumulated other comprehensive income (loss). The Company refers to both credit impairments and impairments recognized as a result of intent to sell as "impairment charges." The impairment model for equity securities was not affected by the standard.

Impairment Policy -- Effective April 1, 2009 and Thereafter

Fixed Maturity Securities

If the Company intends to sell a fixed maturity security or it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis and the fair value of the security is below amortized cost, an other-than-temporary impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to earnings.

For all other fixed maturity securities for which a credit impairment has occurred, the amortized cost is written down to the estimated recovery value with a corresponding charge to earnings. Changes in fair value compared to recovery value, if any, is charged to unrealized appreciation (depreciation) of fixed maturity investments on which other-than-temporary credit impairments were taken (a component of accumulated other comprehensive income (loss)).

When assessing the Company's intent to sell a fixed maturity security, or whether it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis, management evaluates relevant facts and circumstances including, but not limited to, decisions to reposition the Company's investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

The Company considers severe price declines and the duration of such price declines in its assessment of potential credit impairments. The Company may also modify its modeled outputs for certain securities when it determines that price declines are indicative of factors not comprehended by the cash flow models.

In periods subsequent to the recognition of an other-than-temporary impairment charge for available for sale fixed maturity securities that is not foreign exchange related, the Company generally prospectively accretes into earnings the difference between the new amortized cost and the expected undiscounted recovery value over the remaining expected holding period of the security.

In assessing whether a credit impairment has occurred for a structured fixed maturity security, the Company performs evaluations of expected future cash flows. Certain critical assumptions are made with respect to the performance of the securities.

When estimating future cash flows for a structured fixed maturity security (e.g. residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS"), collateralized debt obligations ("CDO"), asset backed securities ("ABS")) management considers historical performance of underlying assets and available market information as well as bond-specific structural considerations, such as credit enhancement and priority of

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)

payment structure of the security. In addition, the process of estimating future cash flows includes, but is not limited to, the following critical inputs, which vary by asset class:

    .  Current delinquency rates;

    .  Expected default rates and timing of such defaults;

    .  Loss severity and the timing of any such recovery;

    .  Expected prepayment speeds; and

    .  Ratings of securities underlying structured products.

For corporate, municipal and sovereign fixed maturity securities determined to be credit impaired, management considers the fair value as the recovery value when available information does not indicate that another value is more relevant or reliable. When management identifies information that supports a recovery value other than the fair value, the determination of a recovery value considers scenarios specific to the issuer and the security, and may be based upon estimates of outcomes of corporate restructurings, political and macro economic factors, stability and financial strength of the issuer, the value of any secondary sources of repayment and the disposition of assets.

Equity Securities

The impairment model for equity securities and other cost and equity method investments was not affected by the adoption of the accounting standard related to other-than-temporary impairments in the second quarter of 2009. The Company continues to evaluate its available for sale equity securities, equity method and cost method investments for impairment by considering such securities as candidates for other-than-temporary impairment if they meet any of the following criteria:

    . The security has traded at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer);

    . A discrete credit event has occurred resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

    . The Company has concluded that it may not realize a full recovery on its investment, regardless of the occurrence of one of the foregoing events.

The determination that an equity security is other-than-temporarily impaired requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. The above criteria also consider circumstances of a rapid and severe market valuation decline in which the Company could not reasonably assert that the impairment period would be temporary (severity losses).

Fixed Maturity Securities Impairment Policy -- Prior to April 1, 2009

In all periods prior to April 1, 2009, the Company assessed its ability to hold any fixed maturity available for sale security in an unrealized loss position to its recovery at each balance sheet date. The decision to sell any such fixed maturity security classified as available for sale reflected the judgment of the Company's management that the security sold was unlikely to provide, on a relative value basis, as attractive a return in the future as alternative securities entailing comparable risks. With respect to distressed securities, the sale decision reflected management's judgment that the risk-adjusted ultimate recovery was less than the value achievable on sale.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


In those periods, the Company evaluated its fixed maturity securities for other-than-temporary impairments with respect to valuation as well as credit.

After a fixed maturity security had been identified as other-than-temporarily impaired, the amount of such impairment was determined as the difference between fair value and amortized cost and the entire amount, whether attributable to credit or noncredit factors, was recorded as a charge to earnings.

Mortgage and Other Loans Receivable

Mortgage and other loans receivable includes mortgage loans on real estate and collateral, commercial loans and guaranteed loans. Mortgage loans on real estate and collateral, commercial loans and guaranteed loans are carried at unpaid principal balances less credit allowances and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on such loans is accrued as earned.

Impairment of mortgage and other loans receivable is based on certain risk factors, including past due status. For commercial mortgages in particular, risk factors evaluated in monitoring credit quality also include debt service coverage ratio, loan-to-value or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and major property tenants, economic trends in the market where the property is located, and condition of the property. Mortgage and other loans receivable are considered impaired when collection of all amounts due under contractual terms is not probable. This impairment is generally measured based on the present value of expected future cash flows discounted at the loan's effective interest rate subject to the fair value of underlying collateral. Interest income on such impaired loans is recognized as cash is received.

Policy Loans

Policy loans are carried at unpaid principal amount. There is no allowance for policy loans because these loans serve to reduce the death benefit paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

Investment Real Estate

Real estate is classified as held for investment or available for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and impairment write-downs. The Company does not currently hold any available for sale investment real estate.

The Company's investments in real estate are periodically evaluated for recoverability whenever changes in circumstances indicate the carrying amount of an asset may be impaired. When impairment indicators are present, the Company compares expected investment cash flows to carrying value. When the expected cash flows are less than the carrying value, the investments are written down to fair value with a corresponding charge to earnings.

Partnerships and Other Invested Assets

Partnerships in which AIG holds less than a five percent interest are carried at fair value and the change in fair value is recognized as a component of accumulated other comprehensive income (loss). With respect to partnerships in which AIG holds in the aggregate a five percent or greater interest, or less than five percent interest but AIG has more than a minor influence over the operations of the investee, the Company's carrying value is its share of the net asset value of the partnerships. The changes in such net asset values accounted for under the equity method are recorded in earnings through net investment income. In applying the equity method of accounting, the Company consistently uses financial information provided by the general partners or manager of each of these investments, which is generally one to three months prior to the end of the Company's reporting period. The financial statements of these investees are generally audited on an annual basis.

The Company's investment partnerships are evaluated for impairment consistent with the evaluation of equity securities for impairments as discussed above. Such evaluation considers market conditions, events and volatility that may impact the recoverability of the underlying investments within these investment partnerships and is based

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)

on the nature of the underlying investments and specific inherent risks. Such risks may evolve based on the nature of the underlying investments.

Short-Term Investments

Short-term investments consist of interest-bearing money market funds, investment pools, and other investments with original maturities within one year from the date of purchase.

Derivative Financial Instruments

The Company takes positions from time to time in certain derivative financial instruments in order to mitigate or hedge the impact of changes in interest rates and foreign currencies on cash flows from investment income. Financial instruments used by the Company for such purposes include interest rate swaps and foreign currency swaps. The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

The Company believes its hedging activities have been and remain economically effective, but do not currently qualify for hedge accounting. The Company carries all derivatives at fair value in the balance sheets as derivative assets or derivative liabilities. Changes in the fair value of all derivatives are reported as part of net realized investment gains and losses in the statements of income (loss). See Note 5 for additional disclosures.

CASH

Cash represents cash on hand and non-interest bearing demand deposits.

DEFERRED POLICY ACQUISITION COSTS

Policy acquisition costs represent those costs, including commissions, underwriting and certain marketing expenses, that vary with and are primarily related to the acquisition of new business.

Policy acquisition costs for traditional life and accident and health insurance products are generally deferred and amortized, with interest, over the premium paying period. Policy acquisition costs and policy issuance costs related to universal life, and investment-type products (investment-oriented products) are deferred and amortized, with interest, in relation to the incidence of EGPs to be realized over the estimated lives of the contracts. EGPs are based on management's best estimates and are composed of net interest income, net realized investment gains and losses, fees, surrender charges, expenses, and mortality gains and losses. If management's assumptions underlying the EGPs change significantly, DAC is recalculated using the new assumptions. Any resulting adjustment is included in income as an adjustment to DAC. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the current and projected future profitability of the underlying insurance contracts.

With respect to the Company's variable universal life policies, the assumption for the long-term growth of the variable account assets used by the Company in the determination of DAC amortization is approximately 8.3 percent. For the Company's variable annuity policies, because of the limited size of the block of business, a simplified approach was used which combines experience for lapses, death, and market growth.

VARIABLE ACCOUNT ASSETS AND LIABILITIES

Variable account assets and liabilities represent funds that are separately administered for variable annuities and variable universal life contracts, for which the investment risk lies solely with the contract holder, except to the extent of minimum guarantees made by the Company with respect to certain policies. Therefore, the Company's liability for these variable accounts equals the value of the variable account assets. Variable account assets are primarily shares in mutual funds, which are carried at fair value based on the quoted net asset value per share and are insulated from creditors. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to variable accounts are excluded from the statements of income (loss), comprehensive income (loss) and cash flows.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The Company receives administrative fees and other fees for assuming mortality and certain expense risks. Such fees are included in other revenue in the statements of income (loss).

FUTURE POLICY BENEFITS

The liability for future policy benefits is established using assumptions described in Note 9 herein. Future policy benefits primarily include the reserves for traditional life and annuity payout contracts are based on estimates of the cost of future policy benefits. Reserves for traditional life are determined using the net level premium method based on actuarial assumptions as to mortality, persistency, interest and expenses established at the policy issue date. Also included in future policy benefits is the liability for annuities issued in structured settlement arrangements whereby a claimant has agreed to settle a general insurance claim in exchange for fixed payments over a fixed determinable period of time with a life contingency feature. Structured settlement liabilities are presented on a discounted basis as the settled claims are fixed and determinable. Additionally, the future policy benefits include the liability for guaranteed minimum death benefit ("the GMDB"). A majority of the Company's variable annuity products are issued with a death benefit feature which provides that, upon the death of a contract holder, the contract holder's beneficiary will receive the greater of (i) the contract holder's account value, or (ii) a GMDB that varies by product. Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals. The GMDB has issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed contract holder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

The Company provides reserves for future GMDB-related benefits. The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. Changes in liabilities for minimum guarantees are included in policyholder benefits in the statements of income (loss). The Company regularly evaluates estimates used and adjusts the liability balance, with a related charge or credit to policyholder benefits, if actual experience or other evidence suggests that earlier assumptions should be revised. See Note 9 for additional disclosure.

POLICYHOLDER CONTRACT DEPOSITS

Policyholder contract deposits are recorded at accumulated value (deposits received, plus accrued interest, less withdrawals and assessed fees). Deposits collected on non-traditional life and annuity insurance products, such as those sold by the Company, are not reflected as revenues in the Company's statements of income (loss), as they are recorded directly to policyholder contract deposits upon receipt.

POLICY CLAIMS AND BENEFITS PAYABLE

Policy claims and benefits payable include amounts representing: (i) the actual in-force amounts for reported life claims and an estimate of incurred but unreported claims; and (ii) an estimate, based upon prior experience, for accident and health reported and incurred but unreported losses. The methods of making such estimates and establishing the resulting reserves are continually reviewed and updated and any adjustments are reflected in current period income.

OTHER POLICYHOLDERS' FUNDS

Included in other policyholders' funds are primarily unearned revenue reserves ("URR"), reserves for experience rated group products and liabilities for premiums received in advance.

URR consists of front end loads on interest sensitive contracts, representing those policy loads that are non-level and typically higher in initial policy years than in later policy years. Front end loads for interest sensitive life insurance policies are generally deferred and amortized, with interest, in relation to the incidence of EGPs to be realized over the estimated lives of the contracts and are subject to the same adjustments due to changes in the assumptions underlying EGPs as DAC.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Provisions for experience rating refunds arise from contractual obligations between the Company and the group being insured. Periodic assessments of the experience of the insured group are undertaken and the group participates in the profits of the business, either through adjustments to premiums or through refunds from the liability for the refund.

Premium deposit funds represent a liability for premiums received in advance of their due dates. Such premiums are allowed to accumulate with interest until they are due, at which time the premiums are applied to the underlying policies.

PREMIUM RECOGNITION

Premiums for traditional life insurance products are recognized when due. For limited-payment contracts, net premiums are recorded as revenue. The difference between the gross received and the net premium is deferred and recognized as a change in future policy benefits in the statements of income (loss).

Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenue. Revenues for these contracts consist of mortality, expense, and surrender charges and are included in insurance charges in the statements of income (loss). As discussed under "Other Policyholders' Funds" within this note, policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DAC. Variable annuity and variable universal life fees, asset management fees and surrender charges are recorded as income in other revenue when earned.

Premiums on accident and health policies are reported as earned over the contract term. The portion of accident and health premiums which is not earned at the end of a reporting period is recorded as reserves for unearned premiums.

NET INVESTMENT INCOME

Net investment income represents income primarily from the following sources in the Company's operations:

    . Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

    . Dividend income and distributions from common and preferred stock and other investments when receivable.

    . Realized and unrealized gains and losses from investments in trading securities accounted for at fair value.

    . Earnings from hedge funds and limited partnership investments accounted for under the equity method.

    .  Interest income on policy loans.

NET REALIZED INVESTMENT GAINS AND LOSSES

Net realized investment gains and losses are determined by specific identification. The net realized investment gains and losses are generated primarily from the following sources:

    . Sales of fixed maturity and equity securities (except trading securities accounted for at fair value), real estate, investments in joint ventures and limited partnerships, securities lending invested collateral and other types of investments.

    . Reductions to the cost basis of fixed maturity and equity securities (except trading securities accounted for at fair value) and other invested assets for other-than-temporary impairments.

    .  Changes in fair value of derivatives.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


INCOME TAXES

Deferred taxes and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in income.

SECURITIES LENDING INVESTED COLLATERAL AND SECURITIES LENDING PAYABLE

On December 12, 2008, the Company terminated its securities lending activities (see Note 7 for additional information).

Securities lending collateral was invested in interest-bearing cash equivalents and fixed maturity securities, primarily floating-rate bonds. Securities lending collateral investments in fixed maturity securities were carried at fair value and accounted for in a manner consistent with other available-for-sale fixed maturity securities, and were evaluated for other-than-temporary impairment by applying the same criteria used for other fixed maturity securities. The Company's allocated portion of income earned on the invested collateral, net of interest repaid to the borrowers under the securities lending agreements and the related management fees paid to administer the program, was recorded as investment income in the statements of income (loss). The Company's allocated portion of any realized investment losses on the invested collateral was recorded in the statements of income
(loss). The Company generally obtained and maintained cash collateral from securities borrowers at current market levels for the securities lent. During the fourth quarter of 2008, in connection with certain securities lending transactions, the Company met the requirements for sale accounting because collateral received from the counterparties was insufficient to fund substantially all of the cost of purchasing replacement assets. Accordingly, the Company accounted for such lending transactions as sales combined with forward purchase commitments, rather than as secured borrowings. Changes in forward purchase commitments were recorded as net realized investment gains (losses) in the statements of income (loss).

Since the Company terminated its securities lending activities on December 12, 2008, there were no securities subject to securities lending agreements on the balance sheets at December 31, 2010 or 2009.

ACCOUNTING CHANGES

FUTURE APPLICATION OF ACCOUNTING STANDARDS

Consolidation of Investments in Variable Accounts

In April 2010, the Financial Accounting Standards Board ("FASB") issued an accounting standard that clarifies that an insurance company should not combine any investments held in variable account interests with its interest in the same investment held in its general account when assessing the investment for consolidation. Variable accounts represent funds for which investment income and investment gains and losses accrue directly to the policyholders who bear the investment risk. The standard also provides guidance on how an insurer should consolidate an investment fund in situations in which the insurer concludes that consolidation of an investment is required and the insurer's interest is through its general account in addition to any variable accounts. The new standard is effective for interim and annual periods beginning on January 1, 2011 for the Company. Earlier application is permitted. The Company adopted this new standard on January 1, 2011. The adoption of this new standard did not have a material effect on its financial condition, results of operations or cash flows.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts

In October 2010, the FASB issued an accounting standard update that amends the accounting for costs incurred by insurance companies that can be capitalized in connection with acquiring or renewing insurance contracts. The new standard clarifies how to determine whether the costs incurred in connection with the acquisition of new or renewal insurance contracts qualify as deferred acquisition costs. The new standard is effective for interim and annual periods beginning on January 1, 2012 with early adoption permitted. Prospective or retrospective application is permitted. The Company has determined not to early adopt, but has not determined whether it will adopt this new standard prospectively or retrospectively. The accounting standard update will result in a decrease of the amount of capitalized costs in connection with the acquisition or renewal of insurance contracts. The Company is currently assessing the effect of adoption of this new standard on its financial condition, results of operations and cash flows.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2010:

Consolidation of Variable Interest Entities ("VIE")

In June 2009, the FASB issued an accounting standard that amends the guidance addressing consolidation of certain variable interest entities with an approach focused on identifying which enterprise has the power to direct the activities of a variable interest entity that most significantly affect the entity's economic performance and has (i) the obligation to absorb losses of the entity or (ii) the right to receive benefits from the entity. The new standard also requires enhanced financial reporting by enterprises involved with variable interest entities. The adoption of the new standard did not have a material effect on the Company's financial condition, results of operations or cash flows.

In February 2010, the FASB also issued an update to the aforementioned accounting standard that defers the revised consolidation rules for variable interest entities with attributes of, or similar to, an investment company or money market fund.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2009:

Disclosures about Derivative Instruments and Hedging Activities

In March 2008, the FASB issued an accounting standard that requires enhanced disclosures about (i) how and why the Company uses derivative instruments,
(ii) how derivative instruments and related hedged items are accounted for and
(iii) how derivative instruments and related hedged items affect the Company's financial condition, results of operations, and cash flows. The Company adopted the new standard on January 1, 2009. See Note 5 for related disclosures.

Recognition and Presentation of Other-Than-Temporary Impairments

In April 2009, the FASB issued an accounting standard that requires a company to recognize the credit component of an other-than-temporary impairment of a fixed maturity security in earnings and the non-credit component in accumulated other comprehensive income (loss) when the company does not intend to sell the security or it is more likely than not that the company will not be required to sell the security prior to recovery. The standard also changed the threshold for determining when an other-than-temporary impairment has occurred on a fixed maturity security with respect to intent and ability to hold until recovery. The standard does not change the recognition of other-than-temporary impairment for equity securities. The standard requires additional disclosures in interim and annual reporting periods for fixed maturity and equity securities.

The Company adopted the new standard on April 1, 2009 and recorded an after-tax cumulative effect adjustment to increase the Company's shareholder's equity by $69 million as of April 1, 2009, consisting of a decrease in accumulated deficit of $250 million and an increase to accumulated other comprehensive loss of $181 million, net of tax. The net increase in the Company's shareholder's equity was due to a reversal of a portion of the deferred tax asset valuation allowance for certain previous non-credit impairment charges directly attributable to the change in accounting principle (see Note 13 herein). The cumulative effect adjustment resulted in an increase of approximately $279 million in the amortized cost of fixed maturity securities, which has the effect of significantly reducing the

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)

accretion of investment income over the remaining life of the underlying securities, beginning in the second quarter of 2009. The effect of the reduced investment income will be offset, in part, by a decrease in the amortization of DAC.

The new standard is expected to reduce the level of other-than-temporary impairment charges recorded in earnings for fixed maturity securities due to the following required changes in the Company's accounting policy for other-than-temporary impairments:

    . Impairment charges for non-credit (e.g., severity) losses are no longer recognized;

    . The amortized cost basis of credit impaired securities will be written down through a charge to earnings to the present value of expected cash flows, rather than to fair value; and

    . For fixed maturity securities that are not deemed to be credit-impaired, the Company is no longer required to assert that it has the intent and ability to hold such securities to recovery to avoid an other-than-temporary impairment charge. Instead, an impairment charge through earnings is required only in situations where the Company has the intent to sell the fixed maturity security or it is more likely than not that the Company will be required to sell the security prior to recovery.

The following table presents the components of the change in the Company's shareholder's equity at April 1, 2009 due to the adoption of the new accounting standard for other-than-temporary impairments:

                                                                                    (Increase) Decrease to Net Increase in the
                                                             (Increase) Decrease to   Accumulated Other         Company's
                                                              Accumulated Deficit     Comprehensive Loss   Shareholder's Equity
                                                             ---------------------- ---------------------- --------------------
                                                                                       (In Millions)
Net effect of the increase in amortized cost of available
  for sale fixed maturity securities                                  $279                  $(279)                 $ -
Net effect on deferred income tax assets                               (29)                    98                   69
                                                                      ----                  -----                  ---
Net increase in the Company's shareholder's equity                    $250                  $(181)                 $69
                                                                      ====                  =====                  ===

Determining Fair Value When Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly

In April 2009, the FASB issued an accounting standard that provides guidance for estimating fair value of assets and liabilities when the volume and level of activity for an asset or liability have significantly decreased and for identifying circumstances that indicate a transaction is not orderly. The new standard also requires extensive additional fair value disclosures. The adoption of the new standard on April 1, 2009, did not have a material effect on the Company's financial condition, results of operations or cash flows.

Measuring Liabilities at Fair Value

In August 2009, the FASB issued an accounting standard to clarify how the fair value measurement principles should be applied to measuring liabilities carried at fair value. The new standard explains how to prioritize market inputs in measuring liabilities at fair value and what adjustments to market inputs are appropriate for debt obligations that are restricted from being transferred to another obligor. The new standard was effective beginning October 1, 2009 for the Company. The adoption of the new standard did not have a material effect on the Company's financial condition, results of operations or cash flows.

Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In September 2009, the FASB issued an accounting standard that permits, as a practical expedient, a company to measure the fair value of an investment that is within the scope of the update on the basis of the net asset value per share of the investment (or its equivalent) if that value is calculated in accordance with fair value as defined by the

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)

FASB. The standard also requires enhanced disclosures. The new standard applies to investment companies that do not have readily determinable fair values such as certain hedge funds and private equity funds. The new standard was effective for interim and annual periods ending after December 15, 2009. The new standard does not apply to the Company and therefore did not have a material effect on the Company's financial condition, results of operations or cash flows.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2008:

Fair Value Measurements and Fair Value Option

In September 2006, the FASB issued an accounting standard that defines fair value, establishes a framework for measuring fair value and expands disclosure requirements regarding fair value measurements but did not change existing guidance about whether an asset or liability is carried at fair value. The standard also clarifies that an issuer's credit standing should be considered when measuring liabilities at fair value. The Company adopted the standard on January 1, 2008, its required effective date. The standard must be applied prospectively, except for certain stand-alone derivatives and hybrid instruments, which must be applied as a cumulative effect of change in accounting principle to retained earnings at January 1, 2008. The adoption of the standard did not have a material effect on the Company's financial condition or results of operations.

In February 2007, the FASB issued an accounting standard that permits entities to choose to measure at fair value many financial instruments and certain other items that are not required to be measured at fair value. Subsequent changes in fair value for designated items are required to be reported in earnings. The standard also establishes presentation and disclosure requirements for similar types of assets and liabilities measured at fair value. The standard permits the fair value option election on an instrument-by-instrument basis for eligible items existing at the adoption date and at initial recognition of an asset or liability, or upon most events that gives rise to a new basis of accounting for that instrument. The Company adopted the standard on January 1, 2008, its required effective date. The Company did not make any fair value measurement elections upon initial adoption of the standard.

Fair Value of Financial Assets in Inactive Markets

In October 2008, the FASB issued an accounting standard that provides guidance clarifying certain aspects with respect to the fair value measurements of a security when the market for that security is inactive. The Company adopted this guidance in the third quarter of 2008. The effects of adopting this standard on the Company's financial condition, results of operations and cash flows were not material.

Amendment to Other-Than-Temporary Impairment Guidance

In January 2009, the FASB issued an accounting standard that amends the impairment guidance on recognition of interest income and impairment on purchased beneficial interests and beneficial interests that continue to be held by a transferor in securitized financial assets to achieve more consistent determination of whether an other-than-temporary impairment has occurred. The standard also retains and emphasizes the objective of an other-than-temporary impairment assessment and the related disclosure requirements related to the accounting for certain investments in fixed maturity and equity securities and other related guidance. The Company adopted this guidance in the fourth quarter of 2008. The effects of adopting the standard on the Company's financial condition, results of operations and cash flows were not material.

3. FAIR VALUE MEASUREMENTS

Fair Value Measurements on a Recurring Basis

The Company carries certain of its financial instruments at fair value. The Company defines the fair value of a financial instrument as the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between willing, able and knowledgeable market participants at the measurement date.

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)

unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Fair Value Hierarchy

Assets and liabilities recorded at fair value in the balance sheets are measured and classified in a hierarchy for disclosure purposes, consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values, as discussed below:

..   Level 1 - Fair value measurements that are quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments. Assets and liabilities measured at fair value on a recurring basis and classified as Level 1 include certain government and agency securities, actively traded listed common stocks and futures and options contracts, most separate account assets and most mutual funds.

..   Level 2 - Fair value measurements based on inputs other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. Assets and liabilities measured at fair value on a recurring basis and classified as Level 2 generally include certain government and agency securities, most investment-grade and high-yield corporate bonds, certain RMBS, CMBS and collateralized loan obligations/asset-backed securities (CLO/ABS), certain listed equities, state, municipal and provincial obligations, hybrid securities, securities purchased (sold) under agreements to resell (repurchase), mutual fund and hedge fund investments, and certain interest rate and currency derivative contracts.

..   Level 3 - Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Therefore, the Company must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure the fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment. In making the assessment, the Company considers factors specific to the asset or liability. Assets and liabilities measured at fair value on a recurring basis and classified as Level 3 include certain RMBS, CMBS, and collateralized debt/asset-backed securities (CDO/ABS), corporate debt, certain municipal and sovereign debt, certain derivative contracts, private equity and real estate fund investments, and direct private equity investments. The Company's non-financial instrument assets that are measured at fair value on a non-recurring basis generally are classified as Level 3.

The following is a description of the valuation methodologies used for instruments carried at fair value. These methodologies are applied to assets and liabilities across the levels noted above, and it is the observability of the inputs used that determines the appropriate level in the fair value hierarchy for the respective asset or liability.

Valuation Methodologies

Incorporation of Credit Risk in Fair Value Measurements

..   The Company's Own Credit Risk. Fair value measurements for certain freestanding derivatives incorporate the Company's own credit risk by determining the explicit cost for each counterparty to protect against its net credit

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)

  exposure to the Company at the balance sheet date by reference to observable credit default swap or cash bond spreads. A derivative counterparty's net credit exposure to the Company is determined based on master netting agreements, which take into consideration all derivative positions with the Company, as well as cash collateral posted by the Company at the balance sheet date.

..   Counterparty Credit Risk. Fair value measurements for freestanding derivatives incorporate counterparty credit risk by determining the explicit cost for the Company to protect against its net credit exposure to each counterparty at the balance sheet date by reference to observable counterparty credit default swap spreads, when available. When not available, other directly or indirectly observable credit spreads will be used to derive the best estimates of the counterparty spreads. The Company's net credit exposure to a counterparty is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as cash collateral posted by the counterparty at the balance sheet date.

A credit default swap ("CDS") is a derivative contract that allows the transfer of third party credit risk from one party to the other. The buyer of the CDS pays an upfront and/or periodic premium to the seller. The seller's payment obligation is triggered by the occurrence of a credit event under a specified reference security and is determined by the loss on that specified reference security. The present value of the amount of the periodic and/or upfront premium therefore represents a market-based expectation of the likelihood that the specified reference party will fail to perform on the reference obligation, a key market observable indicator of non-performance risk (the CDS spread).

Fair values for fixed maturity securities based on observable market prices for identical or similar instruments implicitly incorporate counterparty credit risk. Fair values for fixed maturity securities based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

The cost of credit protection is determined under a discounted present value approach considering the market levels for single name CDS spreads for each specific counterparty, the mid market value of the net exposure (reflecting the amount of protection required) and the weighted average life of the net exposure. CDS spreads are provided to the Company by an independent third party. The Company utilizes an interest rate based on the benchmark London Interbank Offered Rate ("LIBOR") curve to derive its discount rates.

While this approach does not explicitly consider all potential future behavior of the derivative transactions or potential future changes in valuation inputs, management believes this approach provides a reasonable estimate of the fair value of the assets and liabilities, including consideration of the impact of non-performance risk.

Fixed Maturity Securities - Trading and Available for Sale

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure fixed maturity securities at fair value in its available for sale and trading portfolios. Market price data is generally obtained from dealer markets.

Management is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions. The Company employs independent third-party valuation service providers to gather, analyze, and interpret market information and derive fair values based upon relevant methodologies and assumptions for individual instruments. When the Company's valuation service providers are unable to obtain sufficient market observable information upon which to estimate the fair value for a particular security, fair value is determined either by requesting brokers who are knowledgeable about these securities to provide a quote, which is generally non-binding, or by employing widely accepted internal valuation models.

Valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation models, provide a single fair value measurement for individual securities for which a fair value has been requested under the terms of service agreements. The inputs used by the valuation service providers include, but are not limited to, market prices from recently completed transactions and transactions of comparable securities, benchmark yields, interest rate yield curves, credit spreads, currency rates, quoted prices for similar securities and other market- observable information, as applicable. The valuation models take into account, among other things, market observable information as of the measurement date as well as the specific attributes of the security being valued, including its term, interest rate,

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)

credit rating, industry sector, and when applicable, collateral quality and other security or issuer-specific information. When market transactions or other market observable data is limited, the extent to which judgment is applied in determining fair value is greatly increased.

The Company has processes designed to ensure that the values received or internally estimated are accurately recorded, that the data inputs and the valuation techniques utilized are appropriate and consistently applied and that the assumptions are reasonable and consistent with the objective of determining fair value. The Company assesses the reasonableness of individual security values received from valuation service providers through various analytical techniques. In addition, the Company may validate the reasonableness of fair values by comparing information obtained from the Company's valuation service providers to other third-party valuation sources for selected securities. The Company also validates prices for selected securities obtained from brokers through reviews by members of management who have relevant expertise and who are independent of those charged with executing investing transactions.

The methodology above is relevant for all fixed maturity securities; following are discussions of certain procedures unique to specific classes of securities.

Fixed Maturity Securities issued by Government Entities

For most debt securities issued by government entities, the Company obtains fair value information from independent third-party valuation service providers, as quoted prices in active markets are generally only available for limited debt securities issued by government entities. The fair values received from these valuation service providers may be based on a market approach using matrix pricing, which considers a security's relationship to other securities for which a quoted price in an active market may be available, or alternatively based on an income approach, which uses valuation techniques to convert future cash flows to a single present value amount.

Fixed Maturity Securities issued by Corporate Entities

For most debt securities issued by corporate entities, the Company obtains fair value information from third-party valuation service providers. For certain corporate debt securities, the Company obtains fair value information from brokers. For those corporate debt instruments (for example, private placements) that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management's best estimate is used.

RMBS, CMBS, CDOs and other ABS

Third-party valuation service providers also provide fair value information for the majority of the Company's investments in RMBS, CMBS, CDOs and other ABS. Where pricing is not available from valuation service providers, the Company obtains fair value information from brokers. Broker prices may be based on an income approach, which converts expected future cash flows to a single present value amount, with specific consideration of inputs relevant to structured securities, including ratings, collateral types, geographic concentrations, underlying loan vintages, loan delinquencies, and weighted average coupons and maturities. Broker prices may also be based on a market approach that considers recent transactions involving identical or similar securities. When the volume or level of market activity for an investment in RMBS, CMBS, CDOs or other ABS is limited, certain inputs used to determine fair value may not be observable in the market.

ML II

The fixed maturity securities, trading portfolio includes an interest in ML II. See Note 4 for additional background information on ML II. At inception, the Company's economic interest in ML II was valued at the transaction price of $39 million. Subsequently, the ML II interest is valued using a discounted cash flow methodology that uses the estimated future cash flows of the assets to which the ML II interest is entitled. The Company applies a model-determined market discount rate to its interest. This discount rate is calibrated to the change in the estimated asset values for the underlying assets commensurate with the Company's interest in the capital structure of the entity.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)

Estimated cash flows and discount rates used in the valuation are validated, to the extent possible, using market observable information for securities with similar asset pools, structure and terms.

The fair value methodology used assumes the underlying collateral in the ML II interest will continue to be held and generate cash flows into the foreseeable future and does not assume a current liquidation of the assets underlying the ML II interest. Other methodologies employed or assumptions made in determining fair value for this investment could result in amounts that differ significantly for the amounts reported.

As of December 31, 2010, the Company expected to receive cash flows (undiscounted) in excess of the Company's initial investment, and any accrued interest, in the ML II interest over the remaining life of the investment after repayment of the first priority obligations owed to the New York Fed. The Company's cash flow methodology considers the capital structure of the collateral securities and their expected credit losses from the underlying asset pools. The fair value of the ML II interest is most affected by changes in the discount rates and changes in the underlying estimated future collateral cash flow assumptions used in the valuation model.

The LIBOR interest rate curve changes are determined based on observable prices, interpolated or extrapolated to derive a LIBOR for a specific maturity term as necessary. The spreads over LIBOR for the ML II interest (including collateral-specific credit and liquidity spreads) can change as a result of changes in market expectations about the future performance of these investments as well as changes in the risk premium that market participants would demand at the time of the transactions.

Changes in estimated future cash flows would primarily be the result of changes in expectations for defaults, recoveries and prepayments on underlying loans.

Changes in the discount rate or the estimated future cash flows used in the valuation would alter the Company's estimate of the fair value of ML II as shown in the table below.

                                       Fair Value Change
                                       -----------------
                                         (In Millions)
Twelve Months Ended December 31, 2010
Discount Rates
200 basis point increase                     $ (6)
200 basis point decrease                        6
400 basis point increase                      (10)
400 basis point decrease                       14

Estimated Future Cash Flows
10% increase                                   12
10% decrease                                  (12)
20% increase                                   23
20% decrease                                  (25)

The Company believes that the ranges of discount rates used in these analyses are reasonable on the basis of implied spread volatilities of similar collateral securities and implied volatilities of LIBOR interest rates. The ranges of estimated future cash flows were determined on the basis of variability in estimated future cash flows implied by cumulative loss estimates for similar instruments. Because of these factors, the fair value of ML II is likely to vary, perhaps materially, from the amount estimated.

Equity Securities Traded in Active Markets - Available for Sale

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure at fair value marketable equity securities in its available for sale portfolios. Market price data is generally obtained from exchange or dealer markets.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Hedge Funds, Private Equity Funds and Other Investment Partnerships - Partnerships and Other Invested Assets

The Company initially estimates the fair value of investments in certain hedge fund, private equity funds and other partnerships by reference to the transaction price. Subsequently, the Company obtains the fair value of these investments from net asset value information provided by the general partner or manager of the investments, the financial statements of which are generally audited annually. The Company considers observable market data and performs diligence procedures in validating the appropriateness of using the net asset value as a fair value measurement.

Short-Term Investments

The carrying value of these assets approximates fair value because of the relatively short period of time between origination and expected realization.

Variable Account Assets

Variable account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

Freestanding Derivatives

Derivative assets and liabilities can be exchange-traded or traded over-the-counter ("OTC"). The Company generally values exchange-traded derivatives using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions, the transaction price may provide the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. The Company will update valuation inputs only when corroborated by evidence such as similar market transactions, third party pricing services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following tables present information about assets and liabilities measured at fair value on a recurring basis and indicates the level of the fair value measurement based on the levels of the inputs used:

At December 31, 2010

                                                                    Total
                                          Level 1 Level 2 Level 3 Fair Value
                                          ------- ------- ------- ----------
                                                    (In Millions)
ASSETS:
Fixed maturity securities, available
  for sale:
  U.S. government obligations              $ 28   $  166   $  -     $  194
  Foreign government                          -       31      -         31
  States, territories & political
   subdivisions                               -       30      5         35
  Corporate securities                        -    4,568     86      4,654
  Mortgage-backed, asset-backed and
   collateralized:
   Residential mortgage-backed
     securities                               -      254    204        458
   Commercial mortgage-backed securities      -      133    136        269
   Collateralized debt obligation /
     Asset backed securities                  -       13     93        106
                                           ----   ------   ----     ------
Total fixed maturity securities,
  available for sale                         28    5,195    524      5,747
                                           ----   ------   ----     ------
Fixed maturity securities, trading:
  Mortgage-backed, asset-backed and
   collateralized:
   Collateralized debt obligation /
     Asset backed securities                  -        -     50         50
                                           ----   ------   ----     ------
Total fixed maturity securities, trading      -        -     50         50
                                           ----   ------   ----     ------
Equity securities, available for sale:
  Common stocks                               2        -      1          3
  Preferred stocks                            -        8      -          8
                                           ----   ------   ----     ------
Total equity securities, available for
  sale                                        2        8      1         11
                                           ----   ------   ----     ------
Partnerships and other invested assets        -        1     88         89
Short-term investments                        -      369      -        369
Variable account assets                     957    1,284      -      2,241
                                           ----   ------   ----     ------
   Total                                   $987   $6,857   $663     $8,507
                                           ====   ======   ====     ======

LIABILITIES:
Derivative liabilities:
  Foreign exchange contracts               $  -   $    8   $  -     $    8
                                           ----   ------   ----     ------
Total derivative liabilities                  -        8      -          8
                                           ----   ------   ----     ------
   Total                                   $  -   $    8   $  -     $    8
                                           ====   ======   ====     ======

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


At December 31, 2009

                                                                    Total
                                          Level 1 Level 2 Level 3 Fair Value
                                          ------- ------- ------- ----------
                                                    (In Millions)
ASSETS:
Fixed maturity securities, available
  for sale:
  U.S. government obligations             $   10  $   60   $  -     $   70
  Foreign government                           -      25      -         25
  States, territories & political
   subdivisions                                -      30      -         30
  Corporate securities                         -   4,382    189      4,571
  Mortgage-backed, asset-backed and
   collateralized:
   Residential mortgage-backed
     securities                                -     330    329        659
   Commercial mortgage-backed securities       -     129    126        255
   Collateralized debt obligation /
     Asset backed securities                   -      50     45         95
                                          ------  ------   ----     ------
Total fixed maturity securities,
  available for sale                          10   5,006    689      5,705
                                          ------  ------   ----     ------
Fixed maturity securities, trading:
  Mortgage-backed, asset-backed and
   collateralized:
   Collateralized debt obligation /
     Asset backed securities                   -       -     30         30
                                          ------  ------   ----     ------
Total fixed maturity securities, trading       -       -     30         30
                                          ------  ------   ----     ------
Equity securities, available for sale:
  Common stocks                                9       -      1         10
  Preferred stocks                             -       7      -          7
                                          ------  ------   ----     ------
Total equity securities, available for
  sale                                         9       7      1         17
                                          ------  ------   ----     ------
Partnerships and other invested assets         -       4     67         71
Short-term investments                        28     231      -        259
Derivative assets                              -       2      -          2
Variable account assets                    1,534     540      -      2,074
                                          ------  ------   ----     ------
   Total                                  $1,581  $5,790   $787     $8,158
                                          ======  ======   ====     ======

LIABILITIES:
Derivative liabilities                    $    -  $   15   $  -     $   15

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company's policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. During the year ended December 31, 2010, the Company transferred certain assets from Level 1 to Level 2, including $21 million of investments in U.S. government obligations. The Company had no transfers from Level 2 to Level 1 during the twelve months ended December 31, 2010.

At December 31, 2010 and 2009, Level 3 assets were 6.7 percent and 8.3 percent of total assets, respectively. There were no Level 3 liabilities in either period.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Changes in Level 3 Recurring Fair Value Measurements

The following tables present changes during the years ended December 31, 2010 and 2009 in Level 3 assets and liabilities measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in the statements of income (loss) during the years ended December 31, 2010 and 2009 related to the Level 3 assets and liabilities that remained in the balance sheets at December 31, 2010 and 2009:

                                            Net
                                          Realized                                              Changes in
                                            and                                                 Unrealized
                                         Unrealized                                                Gains
                                           Gains                  Purchases,                    (Losses) on
                                Balance   (Losses)   Accumulated    Sales,              Balance Instruments
                                  at      included      Other      Issuances            at End    Held at
Twelve Months Ended            Beginning in Income  Comprehensive     and        Net      of      End of
December 31, 2010              of Period    (a)     Income (Loss) Settlements Transfers Period    Period
-------------------            --------- ---------- ------------- ----------- --------- ------- -----------
                                                              (In Millions)
ASSETS:
Fixed maturity securities,
  available for sale:
  States, territories &
   political subdivisions        $  -       $  -         $ -         $   5      $  -     $  5       $ -
  Corporate securities            189          -           8           (22)      (89)      86         -
  Mortgage-backed,
   asset-backed and
   collateralized:
   Residential
     mortgage-backed
     securities                   329         23           9          (187)       30      204         -
   Commercial mortgage-backed
     securities                   126        (13)         51           (44)       16      136         -
   Collateralized debt
     obligation / Asset
     backed securities             45          -          11            (4)       41       93         -
                                 ----       ----         ---         -----      ----     ----       ---
Total fixed maturity
  securities, available for
  sale                            689         10          79          (252)       (2)     524         -
                                 ----       ----         ---         -----      ----     ----       ---
Fixed maturity securities,
  trading:
  Mortgage-backed,
   asset-backed and
   collateralized:
   Collateralized debt
     obligation / Asset
     backed securities             30         19           -             1         -       50        19
                                 ----       ----         ---         -----      ----     ----       ---
Total fixed maturity
  securities, trading              30         19           -             1         -       50        19
                                 ----       ----         ---         -----      ----     ----       ---
Equity securities, available
  for sale:
  Common stocks                     1          -           -             -         -        1         -
                                 ----       ----         ---         -----      ----     ----       ---
Total equity securities,
  available for sale                1          -           -             -         -        1         -
                                 ----       ----         ---         -----      ----     ----       ---
Partnerships and other
  invested assets                  67          3           3            12         3       88         -
                                 ----       ----         ---         -----      ----     ----       ---
   Total                         $787       $ 32         $82         $(239)     $  1     $663       $19
                                 ----       ----         ---         -----      ----     ----       ---

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


                                            Net
                                          Realized                                              Changes in
                                            and                                                 Unrealized
                                         Unrealized                                                Gains
                                           Gains                  Purchases,                    (Losses) on
                                Balance   (Losses)   Accumulated    Sales,              Balance Instruments
                                  at      included      Other      Issuances            at End    Held at
Twelve Months Ended            Beginning in Income  Comprehensive     and        Net      of      End of
December 31, 2009              of Period    (a)     Income (Loss) Settlements Transfers Period    Period
-------------------            --------- ---------- ------------- ----------- --------- ------- -----------
                                                              (In Millions)
ASSETS:
Fixed maturity securities,
  available for sale:
  Corporate securities           $259       $  -        $ 55         $ (83)     $(42)    $189       $ -
  Mortgage-backed,
   asset-backed and
   collateralized:
  Residential mortgage-backed
   securities                     319         (7)          4            15        (2)     329         -
   Commercial mortgage-backed
     securities                    88          2          17            (9)       28      126         -
   Collateralized debt
     obligation / Asset
     backed securities             61        (15)         29           (34)        4       45         -
                                 ----       ----        ----         -----      ----     ----       ---
Total fixed maturity
  securities, available for
  sale                            727        (20)        105          (111)      (12)     689         -
                                 ----       ----        ----         -----      ----     ----       ---
Fixed maturity securities,
  trading:
  Mortgage-backed,
   asset-backed and
   collateralized:
   Collateralized debt
     obligation / Asset
     backed securities             31         (2)          -             1         -       30        (2)
                                 ----       ----        ----         -----      ----     ----       ---
Total fixed maturity
  securities, trading              31         (2)          -             1         -       30        (2)
                                 ----       ----        ----         -----      ----     ----       ---
Equity securities, available
  for sale:
  Common stocks                     1          -           -             -         -        1         -
                                 ----       ----        ----         -----      ----     ----       ---
Total equity securities,
  available for sale                1          -           -             -         -        1         -
                                 ----       ----        ----         -----      ----     ----       ---
Partnerships and other
  invested assets                  68        (10)          5             4         -       67         -
                                 ----       ----        ----         -----      ----     ----       ---
  Total                          $827       $(32)       $110         $(106)     $(12)    $787       $(2)
                                 ----       ----        ----         -----      ----     ----       ---

(a) Net realized gains and losses related to Level 3 items shown above are reported in the statements of income (loss) as net realized investment gains (losses). Net realized and unrealized gains and losses on trading securities are reported in net investment income.

Changes in the fair value of variable account assets are completely offset in the statements of income (loss) and comprehensive income (loss) by changes in variable account liabilities, which are not carried at fair value and therefore not included in the tables above.

Transfers of Level 3 Assets and Liabilities

The Company's policy is to transfer assets and liabilities into Level 3 when a significant input cannot be corroborated with market observable data. This may include: circumstances in which market activity has dramatically decreased and transparency to underlying inputs cannot be observed, current prices are not available, and substantial price variances in quotations among market participants exist.

The following table provides the components of the transfers of Level 3 assets on a gross basis:

                                                 Gross     Gross      Net
                                               Transfers Transfers Transfers
   At December 31, 2010                           In       (Out)   In (Out)
   --------------------                        --------- --------- ---------
                                                       (In Millions)
   ASSETS:
      Corporate securities                       $ 46      $(135)    $(89)
      RMBS                                         30          -       30
      CMBS                                         16          -       16
      CDO/ABS                                      91        (50)      41
      Partnerships and other invested assets        3          -        3
                                                 ----      -----     ----
   Total assets                                  $186      $(185)    $  1
                                                 ====      =====     ====

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


During the year ended December 31, 2010, the Company transferred into Level 3 approximately $186 million of assets consisting of certain ABS, CMBS and RMBS, private placement corporate debt, and investment partnerships. The transfers into Level 3 related to investments in ABS, RMBS and CMBS were due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. Transfers into Level 3 for private placement corporate debt were primarily the result of the Company overriding third party matrix pricing information downward to better reflect the additional risk premium associated with those securities that the Company believes was not captured in the matrix. Investment partnerships transferred into Level 3 primarily consisted of certain hedge funds with limited market activity due to fund-imposed redemption restrictions.

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant input(s) becoming observable, or when a long-term interest rate significant to a valuation becomes short-term and thus observable. During the year ended December 31, 2010, the Company transferred approximately $185 million of assets out of Level 3. These transfers out of Level 3 are primarily related to investments in private placement corporate debt and investments in certain ABS and CDOs. Transfers out of Level 3 for private placement corporate debt and for ABS were primarily the result of the Company using observable pricing information or a third party pricing quote that appropriately reflects the fair value of those securities, without the need for adjustment based on the Company's own assumptions regarding the characteristics of a specific security or the current liquidity in the market. Transfers out of Level 3 for CDO investments backed by corporate credits were primarily the result of the Company using observable pricing information or a third party pricing quote that appropriately reflects the fair value of those securities, without the need for adjustment based on the Company's own assumptions regarding the characteristics of a specific security or the current liquidity in the market. Transfers out of Level 3 for CDO investments were primarily due to increased observations of market transactions and price information for those securities.

Investments in Certain Entities Carried at Fair Value Using Net Asset Value Per Share

The following table includes information related to the Company's investments in certain other invested assets, including private equity funds, hedge funds and other alternative investments that calculate net asset value per share (or its equivalent). For these investments, which are measured at fair value on a recurring or non-recurring basis, the Company uses the net asset value per share as a practical expedient for fair value.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


                                                        December 31, 2010       December 31, 2009
                                                     ----------------------- -----------------------
                                                     Fair Value              Fair Value
                                                      Using Net   Unfunded    Using Net   Unfunded
                                                     Asset Value Commitments Asset Value Commitments
                                                     ----------- ----------- ----------- -----------
                                                                      (In Millions)
INVESTMENT CATEGORY
Private equity funds:
    Leveraged buyout  Debt and/or equity                 $25         $12         $21         $17
                      investments made as part of a
                      transaction in which assets
                      of mature companies are
                      acquired from the current
                      shareholders, typically with
                      the use of financial leverage.
    Venture capital   Early-stage, high-potential,         9           5           -           3
                      growth companies expected to
                      generate a return through an
                      eventual realization event,
                      such as an initial public
                      offering or sale of the
                      company.
    Distressed        Securities of companies that         4           1           4           1
                      are already in default, under
                      bankruptcy protection, or
                      troubled.
    Other             Real estate, energy,                48          18          42          24
                      multi-strategy, mezzanine,
                      and industry-focused
                      strategies.
                                                         ---         ---         ---         ---
Total private equity funds                                86          36          67          45
                                                         ---         ---         ---         ---
Hedge funds:
    Other             Non-U.S. companies, futures          -           -           4           -
                      and commodities, macro and
                      multi-strategy and
                      industry-focused strategies.
                                                         ---         ---         ---         ---
Total hedge funds                                          -           -           4           -
                                                         ---         ---         ---         ---
Total                                                    $86         $36         $71         $45
                                                         ===         ===         ===         ===

At December 31, 2010, private equity fund investments included above are not redeemable during the lives of the funds and have expected remaining lives that extend in some cases more than 10 years. At that date, 58 percent of the total above had expected remaining lives between 3 and 7 years and 42 percent between 7 and 10 years. Expected lives are based upon legal maturity, which can be extended at the fund manager's discretion, typically in one-year increments.

At December 31, 2010, the Company held one hedge fund investment included above which is redeemable quarterly, with a redemption notice ranging from 60 days to 90 days and no redemption restrictions.

Fair Value Measurements on a Non-Recurring Basis

The Company also measures the fair value of certain assets on a non-recurring basis, generally quarterly, annually, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include cost and equity-method investments and mortgage and other loans. The Company uses a variety of techniques to measure the fair value of these assets when appropriate, as described below:

Cost and equity-method investments. When the Company determines that the carrying value of these assets may not be recoverable, the Company records the assets at fair value with the loss recognized in earnings. In such cases, the Company measures the fair value of these assets using the techniques discussed in Valuation Methodologies, above, for other invested assets.

Mortgage and other loans. When the Company determines that the carrying value of these assets may not be recoverable, the Company records the assets at fair value with the loss recognized in earnings. In such cases, the Company measures the fair value of these assets using the techniques discussed below for mortgage and other loans.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Fair Value Option - Fixed Maturity Securities, Trading

The Company may elect to measure financial instruments at fair value and certain other assets and liabilities that are not otherwise required to be measured at fair value. Subsequent changes in fair value for designated items are reported in earnings.

The Company has elected fair value accounting for its economic interest in ML
II. The Company recorded gains (losses) of $19 million, $(2) million and $(8) million in the years ended December 31, 2010, 2009 and 2008, respectively, to reflect the change in the fair value of ML II, which were reported as a component of net investment income in the statements of income (loss).

Fair Value Information about Financial Instruments Not Measured at Fair Value

Information regarding the estimation of fair value for financial instruments not carried at fair value (excluding insurance contracts) is discussed below.

Mortgage and Other Loans Receivable

Fair values of mortgage loans were estimated for disclosure purposes using discounted cash flow calculations based upon discount rates the Company believes market participants would use in determining the price that they would pay for such assets. For certain loans, the Company's current incremental lending rates for similar type loans is used as the discount rate, as it is believed that this rate approximates the rate that market participants would use. Fair values of collateral, commercial and guaranteed loans were estimated principally by using independent pricing services, broker quotes and other independent information.

Policy loans

The fair values of the policy loans were not estimated as the Company believes it would have to expend excessive costs for the benefits derived.

Short-Term Investments

The carrying value of these assets approximates fair value because of the relatively short period of time between origination and expected realization.

Policyholder Contract Deposits Associated with Investment-type Contracts

Fair value for policyholder contract deposits associated with investment-type contracts (those without significant mortality risk) not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Where no similar contracts are being offered, the discount rate is the appropriate tenor swap rates (if available) or current risk-free interest rates consistent with the currency in which cash flows are denominated.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The following table presents the carrying value and estimated fair value of the Company's financial instruments:

                                                     2010            2009
                                                --------------- ---------------
                                                Carrying Fair   Carrying Fair
                                                 Amount  Value   Amount  Value
                                                -------- ------ -------- ------
                                                         (In Millions)
 ASSETS
 Fixed maturity securities, available for sale   $5,747  $5,747  $5,705  $5,705
 Fixed maturity securities, trading                  50      50      30      30
 Equity securities, available for sale               11      11      17      17
 Mortgage and other loans receivable                490     509     513     485
 Policy loans                                       248     248     257     257
 Partnerships and other invested assets             150     150     163     163
 Short-term investments                             567     567     379     379
 Derivative assets                                    -       -       2       2
 Variable account assets                          2,241   2,241   2,074   2,074

 LIABILITIES
 Policyholder contract deposits                     917   1,019   1,198   1,260
 Derivative liabilities                               8       8      15      15

4. INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

Available for Sale Securities

The cost or amortized cost, gross unrealized gains and losses, and fair value of fixed maturity and equity securities available for sale by major category were as follows:

                                                                                                     Other-Than-
                                                               Cost or    Gross      Gross            Temporary
                                                              Amortized Unrealized Unrealized Fair   Impairments
                                                                Cost      Gains      Losses   Value  in AOCI (a)
                                                              --------- ---------- ---------- ------ -----------
                                                                                (In Millions)
December 31, 2010
Fixed maturities
 U.S. government obligations                                   $  185      $ 11      $  (3)   $  193     $ -
 Foreign government                                                29         2          -        31       -
 States, territories & political subdivisions                      34         -          -        34       -
 Corporate securities                                           4,282       414        (40)    4,656       2
 Mortgage-backed, asset-backed and collateralized:
   Residential mortgage-backed securities                         455        23        (20)      458      (5)
   Commercial mortgage-backed securities                          299         4        (34)      269      (4)
   Collateralized debt obligation / Asset backed securities       103        11         (8)      106      11
                                                               ------      ----      -----    ------     ---
Total fixed maturities                                          5,387       465       (105)    5,747       4
Equity securities:
 Common stocks                                                      2         1          -         3       -
 Preferred stocks                                                   7         1          -         8       -
                                                               ------      ----      -----    ------     ---
Total equity securities                                             9         2          -        11       -
                                                               ------      ----      -----    ------     ---
Total                                                          $5,396      $467      $(105)   $5,758     $ 4
                                                               ======      ====      =====    ======     ===

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


                                                                                                     Other-Than-
                                                               Cost or    Gross      Gross            Temporary
                                                              Amortized Unrealized Unrealized Fair   Impairments
                                                                Cost      Gains      Losses   Value  in AOCI (a)
                                                              --------- ---------- ---------- ------ -----------
                                                                                (In Millions)
December 31, 2009
Fixed maturities
 U.S. government obligations                                   $   61      $  9      $   -    $   70    $  -
 Foreign government                                                25         2         (2)       25       -
 States, territories & political subdivisions                      31         -         (1)       30       -
 Corporate securities                                           4,311       340        (79)    4,572       8
 Mortgage-backed, asset-backed and collateralized:
   Residential mortgage-backed securities                         688        31        (61)      658      (4)
   Commercial mortgage-backed securities                          364         3       (112)      255     (22)
   Collateralized debt obligation / Asset backed securities       117         5        (27)       95       5
                                                               ------      ----      -----    ------    ----
Total fixed maturities                                          5,597       390       (282)    5,705     (13)
Equity securities:
 Common stocks                                                      8         2          -        10       -
 Preferred stocks                                                   5         2          -         7       -
                                                               ------      ----      -----    ------    ----
Total equity securities                                            13         4          -        17       -
                                                               ------      ----      -----    ------    ----
Total                                                          $5,610      $394      $(282)   $5,722    $(13)
                                                               ======      ====      =====    ======    ====

(a)Represents the amount of other-than-temporary impairment losses recognized in accumulated other comprehensive income (loss), which, starting on April 1, 2009, were not included in earnings. Amount includes unrealized gains and losses on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

The following table summarizes the Company's fair values and gross unrealized losses on fixed maturity and equity securities available for sale, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2010 and 2009:

                                                                Less than 12
                                                                   Months      12 Months or More       Total
                                                              ---------------  ---------------   ----------------
                                                                      Gross             Gross             Gross
                                                              Fair  Unrealized Fair   Unrealized Fair   Unrealized
December 31, 2010                                             Value   Losses   Value    Losses   Value    Losses
-----------------                                             ----- ---------- -----  ---------- ------ ----------
                                                                                 (In Millions)
Fixed maturities
 U.S. government obligations                                  $ 75     $ (3)   $  -      $  -    $   75   $  (3)
 Foreign government                                             16        -       -         -        16       -
 States, territories & political subdivisions                    6        -       -         -         6       -
 Corporate securities                                          574      (18)    167       (22)      741     (40)
 Mortgage-backed, asset-backed and collateralized:
   Residential mortgage-backed securities                       31       (1)    118       (19)      149     (20)
   Commercial mortgage-backed securities                        12        -     130       (34)      142     (34)
   Collateralized debt obligation / Asset backed securities      -        -      73        (8)       73      (8)
                                                              ----     ----    ----      ----    ------   -----
Total fixed maturities                                         714      (22)    488       (83)    1,202    (105)
                                                              ----     ----    ----      ----    ------   -----
Total                                                         $714     $(22)   $488      $(83)   $1,202   $(105)
                                                              ====     ====    ====      ====    ======   =====

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


                                                              Less than 12 Months 12 Months or More       Total
                                                              ------------------  ---------------   ----------------
                                                                        Gross              Gross             Gross
                                                              Fair    Unrealized  Fair   Unrealized Fair   Unrealized
December 31, 2009                                             Value     Losses    Value    Losses   Value    Losses
-----------------                                             -----   ----------  -----  ---------- ------ ----------
                                                                                 (In Millions)
Fixed maturities
 U.S. government obligations                                  $ 26      $   -     $  -     $   -    $   26   $   -
 Foreign government                                             18         (2)       -         -        18      (2)
 States, territories & political subdivisions                   19         (1)       5         -        24      (1)
 Corporate securities                                          708        (30)     479       (49)    1,187     (79)
 Mortgage-backed, asset-backed and collateralized:
   Residential mortgage-backed securities                       78        (13)     199       (48)      277     (61)
   Commercial mortgage-backed securities                        89       (100)      69       (12)      158    (112)
   Collateralized debt obligation / Asset backed securities     29        (13)      59       (14)       88     (27)
                                                              ----      -----     ----     -----    ------   -----
Total fixed maturities                                         967       (159)     811      (123)    1,778    (282)
                                                              ----      -----     ----     -----    ------   -----
Total                                                         $967      $(159)    $811     $(123)   $1,778   $(282)
                                                              ====      =====     ====     =====    ======   =====

As of December 31, 2010, the Company held 292 individual fixed maturity and equity securities that were in an unrealized loss position, of which 103 individual securities were in a continuous unrealized loss position for twelve months or more.

The Company did not recognize in earnings the unrealized losses on these fixed maturity securities at December 31, 2010, because management neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Furthermore, management expects to recover the entire amortized cost basis of these securities. In performing this evaluation, management considered the recovery periods for securities in previous periods of broad market declines. For fixed maturity securities with significant declines, management performed fundamental credit analysis on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other market available data.

The following table presents the amortized cost and fair value of fixed maturity securities available for sale by contractual maturity as of December 31, 2010:

                                                        Total Fixed Maturity
                                                        Available for Sale
                                                           Securities
                                                        --------------------
                                                        Amortized   Fair
                                                          Cost      Value
                                                        ---------    ------
                                                           (In Millions)
Due in one year or less                                  $  188     $  193
Due after one year through five years                       786        840
Due after five years through ten years                    1,083      1,159
Due after ten years                                       2,473      2,722
Mortgage-backed, asset-backed and collateralized
  securities                                                857        833
                                                         ------      ------
Total fixed maturity securities available for sale       $5,387     $5,747
                                                         ======      ======

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

At December 31, 2010, the Company's investments included one investment with a single issuer that each exceeded 10 percent of the Company's shareholder's equity. The investment was in a short-term money market investment of

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)

$565 million. In 2009, there was one investment exceeding 10 percent, which was a short-term money market investment.

Total carrying values of bonds, at amortized cost deposited with regulatory authorities in accordance with statutory requirements were $3 million and $3 million at December 31, 2010 and 2009, respectively.

Trading Securities

ML II

On December 12, 2008, in conjunction with the termination of the Securities Lending Program, AIG, the Participants and the Agent entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") with ML II. Pursuant to the Asset Purchase Agreement, the Participants sold to ML II all of their undivided interests in a pool of $39.3 billion par amount of RMBS held in the Securities Lending Program's collateral account. In exchange for the RMBS, the Participants received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price, as described below. The total purchase price was based on the fair value of the RMBS as of October 31, 2008, and the Participants recognized a realized loss of $2.2 billion on the transaction. The amount of the initial payment and the deferred contingent portions of the total purchase price were allocated among the Participants based on their respective ownership interests in the pool of RMBS as of September 30, 2008.

Pursuant to a credit agreement, the New York Fed, as senior lender, made a loan to ML II (the "ML II Senior Loan") in the aggregate amount of $19.5 billion (such amount being the cash purchase price of the RMBS payable by ML II on the closing date after certain adjustments, including payments on RMBS for the period between the transaction settlement date of October 31, 2008 and the closing date of December 12, 2008). The ML II Senior Loan is secured by a first priority security interest in the RMBS and all property of ML II, bears interest at a rate per annum equal to one-month LIBOR plus 1.0 percent and has a stated six-year term, subject to extension by the New York Fed at its sole discretion. After the ML II Senior Loan has been repaid in full, to the extent there are sufficient net cash proceeds from the RMBS, the Participants will be entitled to receive from ML II a portion of the deferred contingent purchase price in the amount of up to $1.0 billion plus interest that accrues from the closing date and is capitalized monthly at the rate of one-month LIBOR plus
3.0 percent. Upon payment in full of the ML II Senior Loan and the accrued distributions on the Participants' fixed portion of the deferred contingent purchase price, all remaining amounts received by ML II will be paid five-sixths to the New York Fed as contingent interest and one-sixth to the Participants as remaining deferred contingent purchase price. The New York Fed will have sole control over ML II and the sales of the RMBS by ML II so long as the New York Fed has any interest in the ML II Senior Loan.

Neither AIG nor the Company have any control rights over ML II. The Company has determined that ML II is a VIE and the Company is not the primary beneficiary. The transfer of RMBS to ML II has been accounted for as a sale. The Company has elected to account for its economic interest in ML II (including the rights to the deferred contingent purchase price) at fair value. This interest is reported in fixed maturity securities, trading, with changes in fair value reported as a component of net investment income. See Note 3 herein for further discussion of the Company's fair value methodology and the valuation of ML II.

Net unrealized gains (losses) included in the statements of income (loss) from fixed maturity securities classified as trading securities in 2010, 2009 and 2008 were $19 million, $(2) million and $(8) million, respectively.

MORTGAGE LOANS ON REAL ESTATE

At December 31, 2010, the Company had direct commercial mortgage loan exposure of $470 million representing U.S. loan exposure. At that date, substantially all of the U.S. loans were current. The Company does not currently have any foreign commercial mortgage loans.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The U.S. commercial loan exposure by state and type of loan, at December 31, 2010, were as follows:

                                                                                                        % of
State                          # of Loans Amount * Apartments Offices Retails Industrials Hotels Others Total
-----                          ---------- -------- ---------- ------- ------- ----------- ------ ------ -----
                                               ($ In Millions)
California                         14       $105      $14      $ 34     $ -       $23      $ -    $34    22.3%
New York                            7         93       18        69       6         -        -      -    19.8%
New Jersey                          4         44       29         -      15         -        -      -     9.4%
Florida                             3         30        -        15      15         -        -      -     6.4%
Maryland                            2         26        -        26       -         -        -      -     5.5%
Other states                       25        172       22        56      20        23       46      5    36.6%
                                   --       ----      ---      ----     ---       ---      ---    ---   -----
   Total                           55       $470      $83      $200     $56       $46      $46    $39   100.0%
                                   ==       ====      ===      ====     ===       ===      ===    ===   =====

* Excludes portfolio valuation allowance

The Company's mortgage and other loan valuation allowance activity are as follows:

                                                   2010 2009 2008
                                                   ---- ---- ----
                                                   (In Millions)
Allowance, beginning of year                        $1   $-   $-
   Additions to allowance for losses                 5    1    -
                                                    --   --   --
Allowance, end of year                              $6   $1   $-
                                                    ==   ==   ==

The Company did not have any impaired mortgage loans as of December 31, 2010, 2009 and 2008, respectively.

INVESTMENT INCOME

Investment income by type of investment was as follows for the years ended December 31:

                                                   2010  2009  2008
                                                   ----  ----  ----
                                                     (In Millions)
Investment income:
  Fixed maturities                                 $418  $415  $433
  Equity securities                                   1     1     1
  Mortgage and other loans                           33    41    34
  Policy loans                                       19    19    12
  Investment real estate                              5     4    (4)
  Partnerships and other invested assets             17    11   (14)
  Securities Lending                                  -     -    16
  Other investment income                             3     2     6
                                                   ----  ----  ----
Gross investment income                             496   493   484
Investment expenses                                 (11)  (10)   (1)
                                                   ----  ----  ----

Net investment income                              $485  $483  $483
                                                   ====  ====  ====

The carrying value of investments that produced no investment income during 2010 was $40 million, which is less than 0.6 percent of total invested assets. The ultimate disposition of these investments is not expected to have a material effect on the Company's results of operations and financial position.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


NET REALIZED INVESTMENT GAINS (LOSSES)

Realized investment gains (losses) by type of investment were as follows for the years ended December 31:

                                                         2010  2009    2008
                                                         ----  ----  -------
                                                            (In Millions)
Sales of fixed maturity securities, available for sale:
  Gross gains                                            $126  $103  $   101
  Gross losses                                            (12)  (38)    (165)
Sales of equity securities, available for sale:
  Gross gains                                               2     2        1
  Gross losses                                              -    (1)       -
Partnerships and other invested assets:
  Gross gains                                               -     3        -
  Gross losses                                             (5)  (12)      (7)
Derivatives:
  Gross gains                                              13     -       46
  Gross losses                                            (15)  (15)     (76)
Securities lending collateral, including other-than-
  temporary impairments                                    16    (1)    (871)
Other-than-temporary impairments:
  Total other-than-temporary impairments on available
   for sale securities                                    (21)  (60)    (438)
  Portion of other-than-temporary impairments on
   available for sale fixed maturity securities
   recognized in accumulated other comprehensive income    (4)   (2)       -
                                                         ----  ----  -------
Net other-than-temporary impairments on available for
  sale securities recognized in net income (loss)         (25)  (62)    (438)
Other-than-temporary impairments on all other
  investments                                              (1)  (10)       -
                                                         ----  ----  -------
Net realized investment gains (losses) before taxes      $ 99  $(31) $(1,409)
                                                         ====  ====  =======

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


CREDIT IMPAIRMENTS

The following table presents a rollforward of the credit impairments recognized in earnings for available for sale fixed maturity securities held by the
Company:

                                                   Twelve Months Nine Months
                                                       Ended        Ended
                                                   December 31,  December 31,
                                                       2010          2009
                                                   ------------- ------------
                                                         (In Millions)
Balance, beginning of year                             $ 94          $  -
Increases due to:
   Credit losses remaining in accumulated deficit
     related to adoption of new
     other-than-temporary impairment standard             -            90
   Credit impairments on new securities subject
     to impairment losses                                 4             6
   Additional credit impairments on previously
     impaired securities                                 18            17
Reductions due to:
   Credit impaired securities fully disposed for
     which there was no prior intent or
     requirement to sell                                 (7)          (14)
   Credit impaired securities for which there is
     a current intent or anticipated requirement
     to sell                                             (1)            -
   Accretion on securities previously impaired
     due to credit                                       (1)           (5)
                                                       ----          ----
Balance, end of year                                   $107          $ 94
                                                       ====          ====

5. DERIVATIVE FINANCIAL INSTRUMENTS

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk and credit risk. See Notes 2 and 3 for further discussion on derivative financial instruments.

The following table presents the notional amount and fair value of derivative financial instruments, by their underlying risk exposure, held at:

                                    Derivative Assets Derivative Liabilities
                                    ----------------- ----------------------
                                    Notional          Notional
                                     Amount    Fair    Amount      Fair
                                      (a)      Value    (a)        Value
                                    --------   -----  --------     -----
December 31, 2010
-----------------                           (In Millions)
  Foreign exchange contracts           $-       $-      $38         $8
                                       --       --      ---         --
Total derivatives, gross               $-       $-      $38         $8
                                       ==       ==      ===         ==

                                    Derivative Assets Derivative Liabilities
                                    ----------------- ----------------------
                                    Notional          Notional
                                     Amount    Fair    Amount      Fair
                                      (a)      Value    (a)        Value
                                    --------   -----  --------     -----
December 31, 2009
-----------------                           (In Millions)
Derivatives not designated as
hedging instruments:
  Interest rate contracts             $ -       $-      $205        $ 9
  Foreign exchange contracts           17        2        38          6
                                      ---       --      ----        ---
Total derivatives, gross              $17       $2      $243        $15
                                      ===       ==      ====        ===

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


(a) Notional amount represents a standard of measurement of the volume of derivatives. Notional amount is generally not a quantification of market risk or credit risk and is not recorded on the balance sheets. Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as currency swaps.

The Company's interest rate contracts include interest rate swaps. The interest rate swap agreements convert specific investment securities from a floating to a fixed-rate basis and are used to mitigate the impact of changes in interest rates on certain investment securities.

Foreign exchange contracts used by the Company include cross-currency interest rate swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.

The Company recorded the following change in value of its derivative financial instruments, including periodic net coupon settlements and gains and losses on sales of derivatives in net realized investment gains (losses) in the statements of income (loss):

                                                             2010 2009  2008
                                                             ---- ----  ----
                                                              (In Millions)
Derivatives not designated as hedging instruments
   Interest rate contracts                                   $ -  $ (4) $ 13
   Foreign exchange contracts                                 (2)  (11)   25
   Other contracts                                             -     -   (68)
                                                             ---  ----  ----
Total                                                        $(2) $(15) $(30)
                                                             ===  ====  ====

The Company is exposed to potential credit-related losses in the event of nonperformance by counterparties to financial instruments. At December 31, 2010 and 2009, the Company had $7 million and $15 million, respectively, of net derivative liabilities outstanding with AIG Financial Products Corp., an affiliated company. The credit exposure of the Company's derivative financial instruments is limited to the fair value of contracts that are favorable to the Company at the reporting date.

6. VARIABLE INTEREST ENTITIES

A VIE is a legal entity that does not have sufficient equity at risk to finance its activities without additional subordinated financial support, or is structured such that equity investors lack the ability to make significant decisions relating to the entity's operations through voting rights and do not substantively participate in the gains and losses of the entity. Consolidation of a VIE by its primary beneficiary is not based on majority voting interest, but rather is based on other criteria discussed below.

While the Company enters into various arrangements with VIEs in the normal course of business, the Company's involvement with VIEs is primarily as a passive investor in debt securities (rated and unrated) and equity interests issued by VIEs. In all instances, the Company consolidates the VIE when it determines that the Company is the primary beneficiary. This analysis includes a review of the VIE's capital structure, contractual relationships and terms, nature of the VIE's operations and purpose, nature of the VIE's interests issued, and the Company's involvements with the entity. In evaluating consolidation, the Company also evaluates the design of the VIE, and the related risks to which the entity was designed to expose the variable interest holders.

For VIEs with attributes consistent with that of an investment company or a money market fund, the primary beneficiary is the party, or group of related parties, that absorbs a majority of the expected losses of the VIE, receives a majority of the expected residual returns of the VIE, or both.

For all other variable interest entities, the primary beneficiary is the entity that has both (i) the power to direct the activities of the VIE that most significantly affect the entity's economic performance and (ii) the obligation to absorb losses or the right to receive benefits that could be potentially significant to the VIE. While also considering

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)

these factors, the consolidation conclusion depends on the breadth of the Company's decision-making ability and its ability to influence activities that significantly affect the economic performance of the VIE.

Exposure to Loss

The Company calculates its maximum exposure to loss to be (i) the amount invested in the debt or equity of the VIE, (ii) the notional amount of VIE assets or liabilities where the Company has also provided credit protection to the VIE with the VIE as the referenced obligation, and (iii) other commitments and guarantees to the VIE.

The following table presents total assets of unconsolidated VIEs in which the Company holds a variable interest, as well as the Company's maximum exposure to loss associated with these VIEs:

                                                     Maximum Exposure to Loss
                                                   ----------------------------
                                         Total VIE On-Balance Off-Balance
                                          Assets     Sheet       Sheet    Total
                                         --------- ---------- ----------- -----
December 31, 2010
-----------------                                    (In Millions)
Maiden Lane II                            $16,455     $50         $-       $50
                                          -------     ---         --       ---
Total                                     $16,455     $50         $-       $50
                                          =======     ===         ==       ===
December 31, 2009
-----------------
Maiden Lane II                            $15,911     $30         $-       $30
                                          -------     ---         --       ---
Total                                     $15,911     $30         $-       $30
                                          =======     ===         ==       ===

Balance Sheet Classification

The Company's interest in the assets of unconsolidated VIEs was classified on the Company's balance sheets as follows:

                                                   At December 31,
                                                   ---------------
                                                   2010    2009
                                                   ----    ----
                                                   (In Millions)
Assets:
  Fixed maturity securities, trading               $50     $30
                                                   ---     ---
Total assets                                       $50     $30
                                                   ===     ===

Real Estate and Investment Funds

The Company participates as a passive investor in the equity issued primarily by third-party-managed hedge and private equity funds, real estate funds and some funds managed by AIG Investments (an affiliate). The Company typically is not involved in the design or establishment of VIEs, nor does it actively participate in the management of VIEs. The Company's exposure to funds that are unconsolidated VIEs was not material to the Company's financial condition as of December 31, 2010 or 2009.

ML II

On December 12, 2008, the Company and certain other domestic insurance subsidiaries of AIG sold all of their undivided interests in a pool of $39.3 billion face amount of RMBS to ML II, whose sole member is the New York Fed. The Company has a significant variable economic interest in ML II, which is a VIE. See Note 4 herein for further discussion.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


RMBS, CMBS, Other ABS and CDOs

The Company is a passive investor in RMBS, CMBS, other ABS and CDOs primarily issued by domestic special-purpose entities. The Company generally does not sponsor or transfer assets to, or act as the servicer to these asset-backed structures, and was not involved in the design of these entities.

The Company's maximum exposure in these types of structures is limited to its investment in securities issued by these entities. Based on the nature of the Company's investments and its passive involvement in these types of structures, the Company has determined that it is not the primary beneficiary of these entities. The fair values of the Company's investments in these structures are reported in Note 3 and Note 4 herein.

7. SECURITIES LENDING PROGRAM

The Company and certain other wholly owned U.S. insurance company subsidiaries of AIG historically participated in the Securities Lending Program, which was managed by an affiliated agent, AIG Securities Lending Corp. (the "Agent") and an affiliated investment advisor for the benefit of the insurance company participants (collectively, "the Participants").

During the fourth quarter of 2008, in connection with certain securities lending transactions, the Company met the requirements for sale accounting because collateral received from the counterparties was insufficient to fund substantially all of the cost of purchasing replacement assets. Accordingly, the Company accounted for such lending transactions as sales combined with forward purchase commitments, rather than as secured borrowings.

On December 12, 2008, the Securities Lending Program was terminated following the sale of long-term investments held by the Agent in the Securities Lending Program's collateral account and the settlement of all outstanding securities lending transactions. Prior to the termination of the Securities Lending Program, the Participants recognized realized capital losses on other-than-temporary impairments and sales of the long-term investments. AIG made capital contributions to the Participants, which were funded directly to the Securities Lending Program's collateral account, and which largely offset the obligations of the Participants to contribute to the collateral account their pro rata share of any investment losses incurred.

The Company recorded the following amounts in 2008 related to the Securities Lending Program:

                                                                      (In Millions)
For the year ended December 31, 2008:
Realized losses on securities lending collateral:
   Net realized losses on RMBS sold to ML II                              $ (85)
   Net realized losses on all other asset sales                             (86)
   Realized losses due to other-than-temporary declines in value           (700)
                                                                          -----
       Total                                                              $(871)
                                                                          =====
Net realized losses related to lent securities with insufficient collateral:
   Deemed sales of lent securities                                        $ (13)
   Forward purchase commitments                                             (68)
                                                                          -----
       Total                                                              $ (81)
                                                                          =====

At December 31, 2008, the Company's assets included undistributed funds held in the Securities Lending Program collateral account and a receivable from affiliate for amounts due to the Company from the Agent. The Company received settlement of those amounts during 2009, and terminated its securities lending agency agreement with the Agent effective as of December 31, 2009.

On September 19, 2008, a proceeding was commenced pursuant to the provisions of the Securities Investor Protection Act of 1970 ("SIPA") with respect to Lehman Brothers Inc. ("Lehman") and a trustee was appointed to administer the Lehman estate. On that date, securities owned by the Company and certain other Participants (collectively, the "Affected Participants") were on loan to Lehman under a master securities lending agreement (the

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)

"MSLA"). The commencement of this SIPA proceeding constituted an event of default under the MSLA, and the lent securities were not returned by Lehman. The Affected Participants reported the lent securities that were not returned by Lehman as sales. As a result of the default, the Affected Participants exercised their remedies under the MSLA to apply collateral held against the amounts owed by Lehman. The remaining collateral held with respect to securities loaned to Lehman was distributed in cash to the Affected Participants on December 30, 2008 and was reflected in other liabilities at December 31, 2009 and 2008. In 2010, a settlement with the Lehman estate was reached, and the settlement was funded on September 10, 2010. The Company recognized a realized gain in 2010 of $16 million as an adjustment to the estimated losses previously recorded on the sale treatment of the lent securities.

8. DEFERRED POLICY ACQUISITION COSTS

The following table summarizes the activity in DAC:

                                                   2010  2009  2008
                                                   ----  ----  ----
                                                     (In Millions)
Balance at January 1                               $121  $133  $166
  Deferrals                                           3     3     2
  Accretion of interest/amortization                (12)  (15)  (32)
  Effect of unlocking assumptions used in
   estimating future gross profits                    6     -    (3)
                                                   ----  ----  ----
Balance at December 31                             $118  $121  $133
                                                   ====  ====  ====

In accordance with GAAP, the Company periodically unlocks assumptions as necessary. Depending on the product, DAC, URR and other required reserves may be affected. In 2010, unlocking decreased amortization due to improved mortality for life insurance products and improved surrender experience for deferred annuity products. Unlocking also reduced reserves on certain interest sensitive life products. In 2009, there were no prospective unlockings implemented. In 2008, DAC amortization increased due to unlocking of lapse assumptions on certain deferred annuity products.

During 2010, the Company continued to migrate certain blocks of reserves and DAC from various legacy valuation systems to a new valuation system, representing approximately $128 million of reserves and $20 million of DAC in 2010. There were no conversions implemented during 2009. During 2008, conversions represented approximately $1.6 billion of reserves and $9 million of DAC.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


9. FUTURE POLICY BENEFITS AND POLICYHOLDER CONTRACT DEPOSITS

Future policy benefits and policyholder contract deposit liabilities were as follows at December 31:

                                                                2010   2009
                                                               ------ ------
                                                               (In Millions)
Future policy benefits:
  Ordinary life                                                $   49 $   50
  Group life                                                       23     21
  Life contingent annuities                                     1,452  1,441
  Terminal funding                                                977  1,014
  Accident and health                                             181    174
                                                               ------ ------
Total                                                          $2,682 $2,700
                                                               ====== ======
Policyholder contract deposits:
  Annuities                                                    $  977 $1,062
  Guaranteed investment contracts                                   5    210
  Corporate-owned life insurance                                1,821  1,791
  Universal life                                                  563    586
  Other contract deposits                                          29     20
                                                               ------ ------
Total                                                          $3,395 $3,669
                                                               ====== ======

For interest-sensitive life insurance and investment contracts, reserves equal the sum of the policy account balance and deferred revenue charges, and as applicable, other required reserves. Reserves for other contracts are based on estimates of the cost of future policy benefits. Interest, mortality, and surrender assumptions vary by product and are generally based upon actual experience at the time of issue. Interest assumptions used to compute individual life reserves ranged from 3.0 percent to 9.0 percent.

The liability for future policy benefits has been established on the basis of the following assumptions:

..   Interest rates (exclusive of immediate/terminal funding annuities), which vary by year of issuance and products, range from 3.0 percent to 9.0 percent. Interest rates on immediate/terminal funding annuities are at a maximum of 8.9 percent and grade to not less than 1.3 percent.

..   Mortality and surrender rates are based upon actual experience modified to allow for variations in policy form. The weighted average lapse rate, including surrenders, for individual and group life approximated 36.7 percent.

The liability for policyholder contract deposits has been established on the basis of the following assumptions:

..   Interest rates credited for deferred annuities vary by year of issuance and range from 3.0 percent to 4.5 percent. This range is applicable to deferred annuity contracts where the crediting rates are not directly based on equity market returns. Current declared interest rates are generally guaranteed to remain in effect for a period of one year though some are guaranteed for longer period. Withdrawal charges generally range from zero percent to 6.0 percent grading to zero over a period of zero to 7 years.

..   Guaranteed investment contracts ("GICs") have market value withdrawal provisions for any funds withdrawn other than benefit responsive payments. GIC interest rate credited is 6.8 percent and the maturity is 6 years.

..   Interest rates on corporate-owned life insurance are guaranteed at 4.0 percent and the weighted average rate credited in 2010 was 5.0 percent.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


..   The universal life policies have credited interest rates of 4.0 percent to
    6.5 percent and guarantees ranging from 3.0 percent to 5.5 percent depending on the year of issue. Additionally, universal life policies are subject to surrender charges that amount to 1.6 percent of the aggregate fund balance grading to zero over a period not longer than 20 years.

GMDB

Details concerning the Company's GMDB exposure (net of reinsurance) including a return of net deposits plus a minimum return as of December 31 were as follows:

                                                       2010          2009
                                                   ------------  ------------
                                                         ($ In Millions)
In the event of death (GMDB)
   Account value                                   $        695  $        752
   Net amount at risk (a)                                    75            75
   Average attained age of contract holders                  73            72
   Range of guaranteed minimum return rates         0.00%-10.00%  0.00%-10.00%

(a) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders died at the same balance sheet date.

The following summarizes the reserve for guaranteed benefits (net of reinsurance) on variable contracts. The gross reserve is reflected in the general account and reported in future policy benefits on the balance sheets:

                                                   2010   2009
                                                   ----   ----
                                                   (In Millions)
Balance at January 1 (b)                           $ 2    $  -
Guaranteed benefits incurred                         5      24
Guaranteed benefits paid                            (3)    (22)
                                                   ---    ----
Balance at December 31                             $ 4    $  2
                                                   ===    ====

(b) Beginning balance for 2009 is $400 thousand.

The following assumptions and methodology were used to determine the reserve for guaranteed benefits at December 31, 2010 and 2009:

    . Data used was 1,000 stochastically generated investment performance scenarios.
    .  Mean investment performance assumption was 10.0 percent.
    .  Volatility assumption was 16.0 percent.
    . Mortality was assumed to be 87.5 percent of the 1975-80 SOA Ultimate table.
    . Lapse rates vary by contract type and duration and range from 5.0 percent to 25.0 percent with an average of 11.4 percent.
    .  The discount rate was 8.0 percent.

10. REINSURANCE

The Company generally limits its exposure to loss on any single insured to $10 million by ceding additional risks through reinsurance contracts with other insurers. On an exception basis, the Company can increase its exposure to loss on any single insured up to $15 million.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


A receivable is recorded for reinsured benefits, both paid and pending, which are recoverable from the reinsurer. Reinsurance premiums are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Reinsurance transactions for the years ended December 31, 2010, 2009 and 2008 were as follows:

                                                    Assumed          Percentage
                                         Ceded to    From            of Amount
                                 Gross     Other     Other    Net     Assumed
                                 Amount  Companies Companies Amount    to Net
                                 ------- --------- --------- ------- ----------
                                            (In Millions)
December 31, 2010
Life insurance in force          $32,206  $ 7,330    $111    $24,987    0.44%
                                 =======  =======    ====    =======
Premiums:
   Life insurance and annuities  $    91  $    59    $  1    $    33    3.03%
   Accident and health
     insurance                        93       16       -         77    0.00%
                                 -------  -------    ----    -------
Total premiums                   $   184  $    75    $  1    $   110    0.91%
                                 =======  =======    ====    =======
December 31, 2009
Life insurance in force          $40,702  $16,972    $112    $23,842    0.47%
                                 =======  =======    ====    =======
Premiums:
   Life insurance and annuities  $    96  $    67    $ (1)   $    28   -3.57%
   Accident and health
     insurance                       199      118       -         81    0.00%
                                 -------  -------    ----    -------
Total premiums                   $   295  $   185    $ (1)   $   109   -0.92%
                                 =======  =======    ====    =======
December 31, 2008
Life insurance in force          $45,342  $17,167    $  -    $28,175    0.00%
                                 =======  =======    ====    =======
Premiums:
   Life insurance and annuities  $   205  $    62    $  -    $   143    0.00%
   Accident and health
     insurance                       281      204       -         77    0.00%
                                 -------  -------    ----    -------
Total premiums                   $   486  $   266    $  -    $   220    0.00%
                                 =======  =======    ====    =======

The Company's reinsurance agreements do not relieve it from its direct obligations to its insureds. Thus, a credit exposure exists with respect to life reinsurance ceded to the extent that any reinsurer fails to meet the obligations assumed under any reinsurance agreements. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial strength of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

Total reinsurance recoverables are included in reinsurance receivables on the balance sheets. Reinsurance recoverable on paid losses was approximately $7 million, and $13 million, at December 31, 2010 and 2009, respectively. Reinsurance recoverable on unpaid losses was approximately $17 million, and $23 million at December 31, 2010 and 2009, respectively. Ceded claim and surrender recoveries under reinsurance agreements was $88 million, $153 million and $208 million for the years ended 2010, 2009 and 2008, respectively.

During 2010, the Company fully terminated and recaptured the reinsurance treaty with Solaris Indemnity Ltd. The recapture resulted in a pre-tax gain of $576 thousand.

During 2009, the Company fully terminated and recaptured its reinsurance contract with American International Assurance Company ("AIA"), a then affiliate of the Company. The recapture resulted in a loss of $67 thousand. AIA was subsequently sold by AIG in an initial public offering in 2010.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Effective July 1, 2009, the Company entered into an inter-company reinsurance agreement with Delaware American Life Insurance Company ("DelAm"), a then affiliate, to assume, on a 100 percent coinsurance basis, all ordinary life and annuity business. As part of this treaty, the net benefits and claims settlement payments payable by the Company were assumed and the reinsured contracts will be administered by the Company in accordance with the Administrative Service Agreement dated July 1, 2009. DelAm was subsequently sold to MetLife, Inc. ("MetLife").

In 2003, the Company entered into a coinsurance/modified coinsurance agreement with AIG Life of Bermuda, Ltd. ("AIGB"), an affiliate. The agreement has an effective date of January 1, 2003. Under the agreement, AIGB reinsures a 100 percent quota share of the Company's liability on selective level term products and universal life products issued by the Company. The agreement is unlimited in duration but either party may terminate the agreement as to new business with thirty days written notice to the other party. This agreement does not meet the criteria for reinsurance accounting under GAAP, therefore, deposit accounting is applied. This agreement was amended to terminate for new business issued on and after August 1, 2009.

The agreement also provides for an experience refund of all profits, less a reinsurance risk charge. The main impact of the agreement on the Company's results of operations for the years ended December 31, 2010, 2009 and 2008 was a pre-tax expense of approximately $5 million, $8 million and $7 million, respectively, representing the risk charge associated with the coinsurance agreement.

11. COMMITMENTS AND CONTINGENT LIABILITIES

COMMITMENTS

Commitments to Fund Partnership Investments

The Company had unfunded commitments for its limited partnership investments totaling $86 million at December 31, 2010. These capital commitments can be called by the partnership during the commitment period (on average five years) to fund working capital needs or purchase new investments. Once the commitment period expires, the Company is under no obligation to fund the remaining unfunded commitments but may elect to do so.

CONTINGENT LIABILITIES

Legal and Regulatory Matters

The Company is party to various lawsuits and proceedings arising in the ordinary course of business. These lawsuits and proceedings include certain class action claims and claims filed by individuals who have excluded themselves from settlement of class action lawsuits relating to life insurance pricing and sales practices. In addition, many of these proceedings are pending in jurisdictions that permit damage awards disproportionate to the actual economic damages alleged to have been incurred. Based upon information presently available, the Company believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Company's results of operations, cash flows and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions continues to create the potential for an unpredictable judgment in any given suit.

All fifty states have laws requiring solvent life insurance companies to pay assessments to protect the interests of policyholders of insolvent life insurance and annuity companies. Each state has insurance guaranty association laws under which insurers doing business in a state can be assessed, up to prescribed limits and on the basis of the proportionate share of the premiums written by member insurers, to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. We accrue liabilities for guaranty fund assessments when an assessment is probable, can be reasonably estimated and when the event obligating us to pay has occurred. The Company estimates the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While we cannot predict the amount and timing of any future assessments, we have established reserves we believe are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

12. SHAREHOLDER'S EQUITY

Capital contributions received by the Company were as follows:

                                                           2010 2009 2008
                                                           ---- ---- ----
                                                           (In Millions)
      Cash from Parent                                      $-  $50  $ 50
      Contributions related to Securities Lending Program    -    -   685
                                                            --  ---  ----
         Total cash contributions                            -   50   735
      Contributions of securities at fair value              -    -   179
      All other non cash contributions                       -    1     -
                                                            --  ---  ----
         Total capital contributions                        $-  $51  $914
                                                            ==  ===  ====

The components of accumulated other comprehensive income (loss) are as follows:

                                                            2010   2009   2008
                                                           -----  -----  -----
                                                              (In Millions)
Fixed maturity and equity securities, available for sale:
   Gross unrealized gains                                  $ 467  $ 394  $ 182
   Gross unrealized losses                                  (105)  (282)  (469)
Net unrealized gains (losses) on other invested assets         7      4     (1)
Deferred federal and state income tax (expense) benefit     (129)   (34)   101
                                                           -----  -----  -----
   Accumulated other comprehensive income (loss) (a)       $ 240  $  82  $(187)
                                                           =====  =====  =====

(a) Includes a decrease of $181 million in 2009 related to the cumulative effect of adopting a new other-than-temporary impairment accounting standard.

Dividends that the Company may pay to the Parent in any year without prior approval of the Delaware Department of Insurance ("DDI") are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the state of Delaware without obtaining the prior approval of the DDI is limited to the greater of either 10 percent of the preceding year's statutory surplus or the preceding year's statutory net gain from operations not in excess of unassigned surplus. The maximum dividend payout that may be made in 2011 without prior approval of the DDI is $27 million.

The Company is required to file financial statements prepared in accordance with statutory accounting practices prescribed or permitted by state insurance regulatory authorities. Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, excluding certain assets from statutory admitted assets and valuing investments and establishing deferred taxes on a different basis.

The state has the right to permit specific practices that deviate from prescribed practices. In 2010, the Company received permission from the DDI to restate the gross paid-in and contributed surplus and the unassigned funds components of its surplus. The effective date was September 30, 2010. This restatement resulted in an increase in unassigned funds of $678 million to offset the Company's losses incurred as a result of its participation in the Securities Lending Program, and a corresponding decrease in gross paid-in and contributed surplus of $678 million.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Statutory net income (loss) and capital and surplus of the Company at December 31 were as follows:

                                               2010 2009   2008
                                               ---- ----  -----
                                                 (In Millions)
                Statutory net income (loss)    $ 58 $(20) $(879)
                Statutory capital and surplus  $653 $458  $ 361

13. FEDERAL INCOME TAXES

The components of the provision for income taxes on pretax income for the years ended December 31 were as follows:

                                                 2010  2009   2008
                                                 ----  ----  -----
                                                   (In Millions)
             Current                             $ 15  $ 57  $(320)
             Deferred                             (78)  (79)   337
                                                 ----  ----  -----
             Total income tax expense (benefit)  $(63) $(22) $  17
                                                 ====  ====  =====

The US statutory income tax rate is 35 percent for 2010, 2009 and 2008. Actual tax expense on income differs from the statutory amount computed by applying the federal income tax rate for the years ended December 31 due to the following:

                                                         2010  2009   2008
                                                        -----  ----  -----
                                                           (In Millions)
     US federal income tax (benefit) at statutory rate  $  85  $ 24  $(465)
     Adjustments:
      Valuation allowance                                (147)  (46)   486
      State income tax                                      -     1      -
      Dividends received deduction                         (1)   (2)    (2)
      IRS audit settlements                                 -     1     (2)
                                                        -----  ----  -----
     Total income tax expense (benefit)                 $ (63) $(22) $  17
                                                        =====  ====  =====

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of deferred tax assets and liabilities at December 31 are as follows:

                                                                 2010   2009
                                                                -----  -----
                                                                (In Millions)
   Deferred tax assets:
     Excess capital losses and other tax carryovers             $ 290  $ 335
     Basis differential of investments                              -     64
     Policy reserves                                              110     50
     Other                                                          -      7
                                                                -----  -----
     Total deferred tax assets before valuation allowance         400    456
     Valuation allowance                                         (225)  (365)
                                                                -----  -----
     Total deferred tax assets                                    175     91

   Deferred tax liabilities:
     Deferred policy acquisition costs                            (41)   (42)
     Basis differential of investments                            (42)     -
     Net unrealized gains on debt and equity securities
      available for sale                                         (129)   (41)
                                                                -----  -----
     Total deferred tax liabilities                              (212)   (83)
                                                                -----  -----
   Net deferred tax asset (liability)                           $ (37) $   8
                                                                =====  =====

At December 31, 2010, the Company had capital loss carryforwards of $812 million expiring through the year 2015.

The Company is included in the consolidated federal income tax return of its ultimate parent, AIG. Under the tax sharing agreement with AIG, taxes are recognized and computed on a separate company basis. To the extent that benefits for net operating losses, foreign tax credits or net capital losses are utilized on a consolidated basis, the Company will recognize tax benefits based upon the amount of the deduction and credits utilized in the consolidated federal income tax return.

In general, realization of deferred tax assets depends on a company's ability to generate sufficient taxable income of the appropriate character within the carryforward periods in the jurisdictions in which the net operating losses and deductible temporary differences were incurred. The Company assessed its ability to realize the deferred tax asset of $400 million and concluded a $225 million valuation allowance was required to reduce the deferred tax asset at December 31, 2010 to an amount the Company believes is more likely than not to be realized.

When making its assessment, the Company considered all available evidence, including the impact of being included in the consolidated federal tax return of AIG, future reversals of existing taxable temporary differences, estimated future GAAP taxable income, and tax planning strategies the Company would implement, if necessary, to realize the net deferred tax asset.

In assessing future GAAP taxable income, the Company considered its strong earnings history exclusive of the recent losses on the securities lending program, because the Company and AIG entered into transactions with the New York Fed to limit exposure to future losses. The Company also considered the continuing earnings strength of the businesses AIG retained and the recent recapitalization, when assessing the ability to generate sufficient future taxable income during the relevant carryforward periods to realize the deferred tax asset.

Estimates of future taxable income generated from specific transactions and tax planning strategies discussed above could change in the near term, perhaps materially, which may require the Company to adjust its valuation allowance. Such adjustment, either positive or negative, could be material to the Company's financial condition or it results of operations for an individual period.

In evaluating the realizability of the loss carryforwards, the Company considered the relief provided by Internal Revenue Service ("IRS") Notice 2008-84 which provides that the limitation on loss carryforwards that can arise as a

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)

result of one or more acquisitions of stock of a loss company will not apply to such stock acquisitions for any period during which the United States becomes a direct or indirect owner of more than 50 percent interest in the loss company.

A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:

                                                                  December 31,
                                                                  ------------
                                                                  2010    2009
                                                                  ----    ----
                                                                  (In Millions)
    Gross unrecognized tax benefits at beginning of period        $12     $ -
      Increases in tax positions for prior years                    2      12
                                                                  ---     ---
    Gross unrecognized tax benefits at end of period              $14     $12
                                                                  ===     ===

The Company continually evaluates proposed adjustments by taxing authorities. At December 31, 2010, such proposed adjustments would not result in a material change to the Company's financial condition. Although it is reasonably possible that a significant change in the balance of unrecognized tax benefits may occur within the next twelve months, at this time it is not possible to estimate the range of the change due to the uncertainty of the potential outcomes.

At December 31, 2010 and 2009, the Company's unrecognized tax benefits, excluding interest and penalties, were $14 million and $12 million respectively. As of December 31, 2010 and 2009, there were no amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expenses. At December 31 2010 and 2009, the Company had not accrued for the payment of interest (net of federal benefit) and penalties. For the year ended December 31, 2008, the Company did not recognize an expense of interest (net of federal benefit) or penalties in the statements of income
(loss).

The IRS is currently examining the Company's tax returns for the taxable years 2003 to 2005. Although the final outcome of any issues raised in the examination is uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the financial statements. The Company's taxable years 2001-2010 remain subject to examination by major tax jurisdictions.

14. RELATED-PARTY TRANSACTIONS

Events Related to AIG

On September 30, 2010, AIG entered into an agreement-in-principle with the of the United States Department of the Treasury (the "Department of the Treasury"), the New York Fed, and the AIG Credit Facility Trust, a trust established for the sole benefit of the Department of the Department of the Treasury (the "Trust"), for a series of integrated transactions to recapitalize AIG (the "Recapitalization"). AIG completed the Recapitalization on January 14, 2011. For more information regarding the Recapitalization, please see Note 16.

Additional information on AIG is provided in the Company's 2010 Annual Statement and is also publicly available in AIG's regulatory filings with the U.S. Securities and Exchange Commission ("SEC"). Information regarding AIG as described herein is qualified by regulatory filings AIG files from time to time with the SEC.

Operating Agreements

The Company is party to several reinsurance agreements with its affiliates covering certain life and accident and health insurance risks. Premium income ceded to affiliates was $15 million, $118 million and $202 million for the years ended December 31, 2010, 2009 and 2008, respectively. Commission ceded to affiliates was $2 million, $9 million and $18 million for the years ended December 31, 2010, 2009 and 2008, respectively.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Please see Note 10 for information related to the Company's coinsurance/modified coinsurance agreement with AIGB and the coinsurance agreement with DelAm.

The Company is party to several cost sharing agreements with its affiliates. Generally, these agreements provide for the allocation of costs upon either the specific identification basis or a proportional cost allocation basis which management believes to be reasonable. For the years ended December 31, 2010, 2009 and 2008, the Company was charged $66 million, $57 million and $46 million, respectively, for expenses attributed to the Company. Accounts payable for such services at December 31, 2010 and 2009 were not material.

Notes of Affiliates

On December 7, 2005, the Company acquired 5.75 percent Senior Notes due December 14, 2015, issued by Transatlantic Holdings, Inc., an affiliate of the Company, at a cost of $30 million. Other affiliates of the Company are holders of the same class of securities. On June 10, 2009, AIG closed a public offering of 29.9 million shares of Transatlantic Holdings, Inc. common stock owned by AIG. At the close of the public offering, AIG retained 13.9 percent of Transatlantic Holdings, Inc. outstanding common stock. As a result, AIG deconsolidated Transatlantic and the Company's investment in Transatlantic Holdings, Inc. was no longer considered affiliated. The Company recognized interest income of $1 million and $2 million on the Notes while they were still considered an affiliate during 2009 and 2008, respectively. On March 15, 2010, AIG closed a secondary public offering of 8.5 million shares of Transatlantic Holdings, Inc. common stock owned by American Home Assurance Company, a subsidiary of AIG, further reducing AIG's investment in this former affiliate.

Agreements with Affiliates

National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union"), an indirect wholly owned subsidiary of AIG, has terminated the General Guarantee Agreement dated July 13, 1998 (the "Guarantee") with respect to prospectively issued policies and contracts issued by the Company. The Guarantee terminated on December 29, 2006 at 4:00 p.m. Eastern Time ("Point of Termination"). Pursuant to its terms, the Guarantee does not apply to any group or individual policy, contract or certificate issued after the Point of Termination. The Guarantee will continue to cover the policies, contracts and certificates with a date of issuance earlier than the Point of Termination until all insurance obligations under such policies, contracts and certificates are satisfied in full. National Union's audited statutory financial statements are filed with the SEC as part of the Company's registration statements for its variable products that were issued prior to the Point of Termination.

Effective April 24, 2011, AIG terminated the support agreement between itself and the Company (the "Support Agreement"), pursuant to which AIG would cause the Company to maintain a contract holders' surplus of not less than $1 million or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provided that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG would provide such funds at the request of the Company. AIG could terminate the Support Agreement with respect to outstanding obligations of the Company only under certain circumstances, including where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. On
March 25, 2011, AIG notified the Company of its intent to terminate the Support Agreement as a result of the above circumstance.

Other

The Company engages in structured settlement transactions, certain of which transactions involve affiliated property and casualty insurance company members of the Chartis group of AIG. In a structured settlement arrangement, a property and casualty insurance policy claimant has agreed to settle a casualty insurance claim in exchange for fixed payments over either a fixed determinable period of time or a life contingent period. In such claim settlement arrangements, a casualty insurance claim payment provides the funding for the purchase of a single premium immediate annuity ("SPIA") issued by the Company for the ultimate benefit of the claimant. The portion of the Company's liabilities related to structured settlements involving life contingencies are reported in future policy benefits, while the portion not involving life contingencies are reported in policyholder contract deposits. In certain structured settlement arrangements the property and casualty insurance company remains contingently liable for the

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)

payments to the claimant. The Company carried liabilities of $830 million and $877 million at December 31, 2010 and 2009, respectively, related to SPIAs issued by the Company in conjunction with structured settlement transactions involving Chartis members where those Chartis members remained contingently liable for the payments to the claimant. In addition, the Company carried liabilities for the structured settlement transactions where the Chartis members were no longer contingently liable for the payments to the claimant.

15. BENEFIT PLANS

Effective January 1, 2002, the Company's employees participate in various benefit plans sponsored by AIG, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance. AIG's U.S. plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

16. SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date the financial statements were issued.

On January 14, 2011, AIG completed the Recapitalization with the New York Fed, the Department of the Treasury, and the Trust. As part of the Recapitalization, AIG repaid to the New York Fed approximately $21 billion in cash, representing complete repayment of all amounts owing under AIG's revolving credit facility with the New York Fed (the "New York Fed credit facility"), and the New York Fed credit facility was terminated. In addition, (i) the shares of AIG's Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share, held by the Trust were exchanged for 562,868,096 shares of AIG common stock and were subsequently transferred by the Trust to the Department of the Treasury; (ii) the shares of AIG's Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share, held by the Department of the Treasury were exchanged for 924,546,133 shares of AIG common stock; and
(iii) the shares of AIG's Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share, held by the Department of the Treasury were exchanged for (a) preferred interests in two special purpose vehicles, (b) 20,000 shares of AIG's Series G Cumulative Mandatory Convertible Preferred Stock, par value $5.00 per share, a new series of TARP preferred stock, and (c) 167,623,733 shares of AIG common stock. As a result of the Recapitalization, the Department of the Treasury held 1,655,037,962 shares of newly issued AIG common stock, representing ownership of approximately 92 percent of the outstanding AIG common stock at December 31, 2010. After the share exchange and distribution were completed, the Trust terminated pursuant to the terms and conditions of the agreement that established the Trust. It is expected that over time the Department of the Treasury will sell its shares of AIG common stock on the open market.

On March 10, 2011, AIG submitted a binding bid to the New York Fed to purchase all of the RMBS owned by ML II for $15.7 billion in cash. If the New York Fed accepted the binding bid, it was anticipated that the Company (along with certain other AIG companies) would be a purchaser of certain of these RMBS. On March 30, 2011, the New York Fed announced that it was declining AIG's offer to purchase all of the RMBS held in the ML II portfolio and instead would sell these securities through a competitive process.

On March 30, 2011, AIG and the Company entered into an Unconditional Capital Maintenance Agreement ("CMA"). Among other things, the CMA provides that AIG would maintain the Company's total adjusted capital (as defined under applicable insurance laws) at or above a certain specified minimum percentage of the Company's projected company action level RBC (as defined under applicable insurance laws). The CMA also provides that if the Company's total adjusted capital is in excess of a certain specified minimum percentage of the Company's company action level RBC (as reflected in the Company's quarterly or annual statutory financial statement), subject to board and regulatory approval(s), the Company would declare and pay ordinary dividends to its equity holders in an amount in excess of that required to maintain the specified minimum percentage. The CMA will replace the existing Support Agreement in effect between AIG and the Company (see Note 14), which was terminated by AIG in accordance with its terms on April 24, 2011.

                     NATIONAL UNION FIRE INSURANCE COMPANY
                              OF PITTSBURGH, PA.

                               NAIC CODE: 19445

                     STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                     NATIONAL UNION FIRE INSURANCE COMPANY
                              OF PITTSBURGH, PA.

                     STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                               TABLE OF CONTENTS

Report of Independent Auditors.......................................................  2

Statements of Admitted Assets........................................................  3

Statements of Liabilities, Capital and Surplus.......................................  4

Statements of Income and Changes in Capital and Surplus..............................  5

Statements of Cash Flow..............................................................  6

Note 1 - Organization and Summary of Significant Statutory Basis Accounting Policies.  7

Note 2 - Accounting Adjustments to Statutory Basis Financial Statements.............. 18

Note 3 - Investments................................................................. 21

Note 4 - Reserves for Losses and LAE................................................. 34

Note 5 - Related Party Transactions.................................................. 37

Note 6 - Reinsurance................................................................. 49

Note 7 - Deposit Accounting Assets and Liabilities................................... 53

Note 8 - Federal Income Taxes........................................................ 55

Note 9 - Pension Plans and Deferred Compensation Arrangements........................ 62

Note 10 - Capital and Surplus and Dividend Restrictions.............................. 65

Note 11 - Contingencies.............................................................. 67

Note 12 - Other Significant Matters.................................................. 78

Note 13 - Subsequent Events.......................................................... 80

                        REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholder of National Union Fire Insurance Company of Pittsburgh, Pa.:

We have audited the accompanying statutory statements of admitted assets and liabilities, capital and surplus of National Union Fire Insurance Company of Pittsburgh, Pa. (the Company) as of December 31, 2010 and 2009 and the related statutory statements of income and changes in capital and surplus, and of cash flow for each of the three years in the period ended December 31, 2010. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2010 and 2009, or the results of its operations or its cash flows for each of the three years then ended December 31, 2010.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2010 and 2009, and the results of its operations and its cash flows for each of the three years then ended December 31, 2010, on the basis of accounting described in Note 1.

As described in Note 2 to the financial statements, during 2009 the Company adopted SSAP No. 10R, Income Taxes - Revised, A Temporary Replacement to SSAP No. 10 and SSAP No. 43R - Revised Loan-backed and Structured Securities. The Company has reflected the effects of these adoptions within Changes in accounting principles on the Statements of Changes in Capital and Surplus.

PRICEWATERHOUSECOOPERS LLP

April 29, 2011

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                         STATEMENTS OF ADMITTED ASSETS
                                STATUTORY BASIS
                       AS OF DECEMBER 31, 2010 AND 2009
                                (000's OMITTED)

--------------------------------------------------------------------------------

   As of December 31,                                   2010         2009
   ------------------                               -----------  -----------
   Cash and invested assets:
          Bonds, primarily at amortized
            cost (fair value: 2010 -
            $14,120,892; 2009 -
            $12,919,764)........................... $13,919,307  $12,579,023
          Stocks:..................................
          Common stocks, at fair value
            adjusted for non-admitted
            assets (cost: 2010 -
            $1,495,718; 2009 - $2,047,239).........   6,511,306    6,984,703
          Preferred stocks, primarily at
            fair value (cost: 2010 - $217;
            2009 - $939)...........................         217          868
          Other invested assets, primarily
            at equity (cost: 2010 -
            $2,655,674; 2009 - $2,520,966).........   3,238,585    2,982,542
          Short-term investments, at
            amortized cost (approximates
            fair value)............................   1,621,934    2,107,181
          Overdraft................................    (134,915)    (210,789)
          Receivable for securities................         565          479
                                                    -----------  -----------
             TOTAL CASH AND INVESTED ASSETS........  25,156,999   24,444,007
                                                    -----------  -----------
   Investment income due and accrued...............     180,797      203,895
   Agents' balances or uncollected
     premiums:
      Premiums in course of collection.............     388,434      477,501
      Premiums and installments booked but
        deferred and not yet due...................     432,688      407,860
      Accrued retrospective premiums...............   1,528,069    1,589,026
   Amounts billed and receivable from high
     deductible policies...........................      34,708       13,004
   Reinsurance recoverable on loss payments........     416,132      498,748
   Funds held by or deposited with
     reinsurers....................................      43,767       25,712
   Deposit accounting assets.......................         724        1,684
   Deposit accounting assets - funds held..........      93,433       93,433
   Federal income taxes recoverable from
     affiliates....................................      34,361      261,158
   Net deferred tax assets.........................   1,000,337      687,298
   Equities in underwriting pools and
     associations..................................     575,123      602,029
   Receivables from parent, subsidiaries
     and affiliates................................   2,026,969    2,440,086
   Other admitted assets...........................     335,533      286,425
                                                    -----------  -----------
             TOTAL ADMITTED ASSETS................. $32,248,074  $32,031,866
                                                    ===========  ===========

               See Notes to Statutory Basis Financial Statements

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS
                                STATUTORY BASIS
                       AS OF DECEMBER 31, 2010 AND 2009
                   (000'S OMITTED EXCEPT SHARE INFORMATION)

--------------------------------------------------------------------------------

        As of December 31,                          2010        2009
        ------------------                       ----------- -----------
                      Liabilities
                      -----------

        Reserves for losses and loss adjustment
          expenses.............................. $14,214,768 $13,570,308
        Unearned premium reserves...............   2,996,516   3,532,266
        Commissions, premium taxes, and other
          expenses payable......................     238,588     224,027
        Reinsurance payable on paid loss and
          loss adjustment expenses..............     163,698     244,863
        Funds held by company under reinsurance
          treaties..............................     139,264     157,702
        Provision for reinsurance...............     101,251      93,549
        Ceded reinsurance premiums payable, net
          of ceding commissions.................     383,332     302,391
        Deposit accounting liabilities..........     200,441     188,394
        Collateral deposit liability............     431,011     445,678
        Payable to parent, subsidiaries and
          affiliates............................     367,961     328,754
        Derivatives.............................      11,263          --
        Other liabilities.......................     259,166     285,574
                                                 ----------- -----------
           TOTAL LIABILITIES....................  19,507,259  19,373,506
                                                 ----------- -----------

                  Capital and Surplus
                  -------------------

        Common capital stock, $2.45 par value,
          2,050,000 shares authorized,issued
          and outstanding.......................       4,479       4,479
        Capital in excess of par value..........   6,237,997   5,290,047
        Unassigned surplus......................   5,898,315   7,120,540
        Special surplus tax - SSAP 10R..........     599,502     242,874
        Special surplus funds from retroactive
          reinsurance...........................         522         420
                                                 ----------- -----------
           TOTAL CAPITAL AND SURPLUS............  12,740,815  12,658,360
                                                 ----------- -----------
           TOTAL LIABILITIES, CAPITAL, AND
             SURPLUS............................ $32,248,074 $32,031,866
                                                 =========== ===========

               See Notes to Statutory Basis Financial Statements

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

            STATEMENTS OF INCOME AND CHANGES IN CAPITAL AND SURPLUS
                                STATUTORY BASIS
             FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008
                                (000'S OMITTED)
--------------------------------------------------------------------------------

 For the years ended
 December 31,                               2010         2009         2008
 -------------------                    -----------  -----------  -----------
     Statements of Income
     --------------------
 Underwriting income:
    Premiums earned.................... $ 5,244,486  $ 6,071,466  $ 7,265,084
                                        -----------  -----------  -----------
 Underwriting deductions:
    Losses incurred....................   4,787,494    4,753,215    4,907,821
    Loss adjustment expenses
      incurred.........................     921,320      774,866      766,180
    Other underwriting
      expenses incurred................   1,392,409    1,439,581    1,657,034
                                        -----------  -----------  -----------
 Total underwriting deductions.........   7,101,223    6,967,662    7,331,035
                                        -----------  -----------  -----------
 NET UNDERWRITING LOSS                   (1,856,737)    (896,196)     (65,951)
                                        -----------  -----------  -----------
 Investment income:
    Net investment income
      earned...........................   1,095,908    1,032,274    1,340,829
    Net realized capital gains
      (net of capital gains
      tax (benefit): 2010 -
      $17,767; 2009 -
      $930,452; 2008 -
      $(13,526)).......................       8,838      352,053      133,771
                                        -----------  -----------  -----------
 NET INVESTMENT GAIN                      1,104,746    1,384,327    1,474,600
                                        -----------  -----------  -----------
 Net gain (loss) from agents'
   or premium balances
   charged-off.........................      21,847      (37,084)     (50,530)
 Finance and service charges
   not included in premiums............          --        4,851       15,842
 Other income..........................      41,388        7,951       35,560
                                        -----------  -----------  -----------
 (LOSS) INCOME AFTER CAPITAL
   GAINS TAXES AND BEFORE
   FEDERAL INCOME TAXES                    (688,756)     463,849    1,409,521
 Federal income tax (benefit)
   expense.............................      (3,590)    (377,136)      39,777
                                        -----------  -----------  -----------
        NET (LOSS) INCOME.............. $  (685,166) $   840,985  $ 1,369,744
                                        ===========  ===========  ===========
 Changes in Capital and Surplus
 ------------------------------
 Capital and surplus, as of
   December 31, previous year.......... $12,658,360  $11,825,423  $12,156,993
    Adjustment to beginning
      surplus..........................     (50,874)    (126,308)      (9,665)
                                        -----------  -----------  -----------
 CAPITAL AND SURPLUS, AS OF
   JANUARY 1,                            12,607,486   11,699,115   12,147,328
                                        -----------  -----------  -----------
    Changes in accounting
      principles (refer to
      Note 2)..........................
           Adoption of SSAP 10R........          --      242,874           --
           Cumulative effect
             of changes in
             accounting
             principles................          --      (91,387)          --
    Other changes in capital
      and surplus:.....................
        Net income.....................    (685,166)     840,985    1,369,744
           Change in net
             unrealized
             capital gains
             (net of capital
             gains tax
             (expense)/
             benefit: 2010 -
             $(63,042); 2009 -
             $20,011; 2008 -
             $(221,853)................     428,758     (434,565)    (766,210)
           Change in net
             deferred income
             tax.......................      35,165       38,269     (172,349)
           Change in
             non-admitted
             assets....................      79,498     (201,784)    (205,044)
           Change in SSAP 10R..........     356,628           --           --
           Change in provision
             for reinsurance...........      (7,702)       7,298       20,867
           Paid in capital and
             surplus...................     774,479    1,087,400    1,255,961
           Dividends to
             stockholder...............    (889,961)    (537,000)  (1,737,225)
           Other surplus
             adjustments...............      45,874        2,933           --
           Foreign exchange
             translation...............      (4,244)       4,222      (87,649)
                                        -----------  -----------  -----------
    TOTAL CHANGES IN CAPITAL
      AND SURPLUS......................     133,329      959,245     (321,905)
                                        -----------  -----------  -----------
 CAPITAL AND SURPLUS, AS OF
   DECEMBER 31,                         $12,740,815  $12,658,360  $11,825,423
                                        ===========  ===========  ===========

               See Notes to Statutory Basis Financial Statements

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                            STATEMENTS OF CASH FLOW
                                STATUTORY BASIS
             FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008
                                (000'S OMITTED)
--------------------------------------------------------------------------------

      For the years ended
      December 31,                       2010         2009        2008
      -------------------            -----------  -----------  ----------
          Cash from Operations
          --------------------

      Premiums collected, net of
        reinsurance................. $ 4,975,079  $ 6,012,704  $6,547,710
      Net investment income.........   1,117,172      879,604   1,388,127
      Miscellaneous income (expense)      18,885      (22,990)         54
                                     -----------  -----------  ----------
         SUB-TOTAL..................   6,111,136    6,869,318   7,935,891

      Benefit and loss related
        payments....................   4,307,011    4,612,122   5,078,216
      Commission and other expense
        paid........................   2,142,679    2,300,255   2,342,596
      Dividends paid to
        policyholders...............          --          246         114
      Federal and foreign income
        taxes (recovered) paid......    (140,897)     (43,319)     53,271
                                     -----------  -----------  ----------
         NET CASH (USED IN)
           PROVIDED FROM OPERATIONS.    (197,657)          14     461,694
                                     -----------  -----------  ----------
          Cash from Investments
          ---------------------

      Proceeds from investments
        sold, matured, or repaid:
         Bonds......................   6,193,496    2,778,983   3,141,468
         Stocks.....................     532,652    5,332,526     657,471
         Other......................   1,006,707      613,320     671,313
                                     -----------  -----------  ----------
         TOTAL PROCEEDS FROM
           INVESTMENTS SOLD,
           MATURED, OR REPAID.......   7,732,855    8,724,829   4,470,252
                                     -----------  -----------  ----------

      Cost of investments acquired:
         Bonds......................   7,491,719    2,830,766   2,006,885
         Stocks.....................     621,311      335,841   1,074,344
         Other......................   1,160,055      963,564   1,197,475
                                     -----------  -----------  ----------
         TOTAL COST OF INVESTMENT
           ACQUIRED.................   9,273,085    4,130,171   4,278,704
                                     -----------  -----------  ----------
         NET CASH (USED IN)
           PROVIDED FROM INVESTING
           ACTIVITIES...............  (1,540,230)   4,594,658     191,548
                                     -----------  -----------  ----------
         Cash from Financing and
          Miscellaneous Sources
         -----------------------

      Capital and surplus paid-in...          --           --     299,000
      Borrowed funds................          --           --     (12,741)
      Dividends to stockholder......    (776,238)    (537,000)   (878,465)
      Intercompany receivable and
        payable, net................   2,163,647   (2,961,854)    646,904
      Net deposit on deposit-type
        contracts and other
        insurance...................      14,051       78,549      38,529
      Equities in underwriting
        pools and association.......       6,871      113,428     535,633
      Collateral deposit liability..     (14,667)    (130,248)    (38,833)
      Other.........................     (65,150)    (200,463)   (243,164)
                                     -----------  -----------  ----------
         NET CASH PROVIDED FROM
           (USED IN) FINANCING AND
           MISCELLANEOUS ACTIVITIES.   1,328,514   (3,637,588)    346,863
                                     -----------  -----------  ----------
         NET CHANGE IN CASH AND
           SHORT-TERM INVESTMENTS...    (409,373)     957,084   1,000,105

      Cash and short-term
        investments:
         Beginning of year..........   1,896,392      939,308     (60,797)
                                     -----------  -----------  ----------
         END OF YEAR................ $ 1,487,019  $ 1,896,392  $  939,308
                                     ===========  ===========  ==========

               See Notes to Statutory Basis Financial Statements

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING
---------------------------------------------------------------------------
POLICIES
--------

A. ORGANIZATION
   ------------

   National Union Fire Insurance Company of Pittsburgh, Pa. (the Company or National Union) is a direct wholly-owned subsidiary of Chartis U.S. Inc., a Delaware corporation, which is in turn owned by Chartis Inc., a Delaware corporation. The Company's ultimate parent is American International Group, Inc. (the Ultimate Parent or AIG). See Note 5 for information about recent developments regarding AIG and Chartis Inc.

   In July 2009, AIG rebranded its General Insurance Operations as
   Chartis. Chartis consists of Commercial Insurance (operating as Chartis U.S. Inc.), and Foreign General Insurance (operating as Chartis International). .On March 31, 2011 AIG announced a reorganization of its Chartis operations and named a new management team to effect the changes. Under the new structure, Chartis will consist of two major global groups - commercial and consumer - with the supporting claims, actuarial, and underwriting disciplines integrated into these two major business operations. Each of the two major global groups will include four principal regions: the United States & Canada, Europe, the Far East, and Growth Economies (primarily consisting of Asia Pacific, the Middle East, and Latin America).

   The Company writes substantially all lines of property and casualty insurance with an emphasis on U.S. commercial business. In addition to writing substantially all classes of business insurance, including large commercial or industrial property insurance, excess liability, inland marine, environmental, workers' compensation and excess and umbrella coverages, the Company offers many specialized forms of insurance such as aviation, accident and health, warranty, equipment breakdown, directors and officers liability, difference in conditions, kidnap-ransom, export credit and political risk, and various types of errors and omissions coverages. Through AIG's risk management operation, the Company provides insurance and risk management programs to large corporate customers. In addition, through AIG's risk finance operation, the Company provides its customized structured products and through the Private Client Group the Company provides personal lines insurance to high-net-worth individuals.

   The Company is a member of the Chartis U.S. Inc. Commercial Pool (the Commercial Pool). The names, the National Association of Insurance Commissioners (NAIC) company codes, inter-company pooling percentages and states of domicile of the Commercial Pool participants are as follows:

                                                                                         Pool
                                                                              NAIC   Participation   State of
Company                                                                      Co Code  Percentage     Domicile
-------                                                                      ------- ------------- ------------
(1) National Union Fire Insurance Company of Pittsburgh, Pa. (the Company)*.  19445       38%      Pennsylvania
(2) American Home Assurance Company (American Home).........................  19380       36%        New York
(3) Commerce and Industry Insurance Company (C&I)...........................  19410       11%        New York
(4) Chartis Property Casualty Company (Chartis PC)..........................  19402        5%      Pennsylvania
(5) New Hampshire Insurance Company (New Hampshire).........................  23841        5%      Pennsylvania
(6) The Insurance Company of the State of Pennsylvania (ISOP)...............  19429        5%      Pennsylvania
(7) Chartis Casualty Company................................................  40258        0%      Pennsylvania
(8) Granite State Insurance Company.........................................  23809        0%      Pennsylvania
(9) Illinois National Insurance Co..........................................  23817        0%        Illinois

* Lead Company

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


   The Company accepts business mainly from insurance brokers, enabling selection of specialized markets and retention of underwriting control. Any licensed insurance broker is able to submit business to the Company, but such broker has no authority to commit the Company to accept risk. In addition, the Company utilizes certain managing general agents and third party administrators for policy issuance and administration, underwriting, and claims adjustment services.

   The Company has significant transactions with AIG and affiliates and participates in the Chartis U.S. Commercial Pool. Refer to Note 5 for additional information.

B. SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES
   ----------------------------------------------------------

   Prescribed or Permitted Statutory Accounting Practices:
   -------------------------------------------------------

   The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania (PA SAP).

   PA SAP recognizes only statutory accounting practices prescribed or permitted by the Commonwealth of Pennsylvania for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the Pennsylvania Insurance Law. The National Association of Insurance Commissioners Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the Commonwealth of Pennsylvania. The Commissioner of the Insurance Department of the Commonwealth of Pennsylvania (the Commissioner) has the right to permit other specific practices that deviate from prescribed practices.

   PA SAP has adopted certain accounting practices that differ from those found in NAIC SAP, specifically, the prescribed practice of allowing the discounting of workers' compensation known case loss reserves on a non-tabular basis (under NAIC SAP, non-tabular discounting reserves is not permitted). A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed or permitted by PA SAP is shown below:

December 31,                                             2010         2009         2008
------------                                         -----------  -----------  -----------
NET (LOSS) INCOME, PA SAP                            $ (685,166)  $   840,985  $ 1,369,744
State prescribed practices - (deduction):
   Non-tabular discounting..........................    (267,788)     (48,951)    (109,227)
                                                     -----------  -----------  -----------
NET (LOSS) INCOME, NAIC SAP                          $  (952,954) $   792,034  $ 1,260,517
                                                     ===========  ===========  ===========
STATUTORY SURPLUS, PA SAP                            $12,740,815  $12,658,360  $11,825,423
State prescribed or permitted practices - (charge):
   Non-tabular discounting..........................  (1,208,054)    (940,266)    (891,315)
   Credits for reinsurance..........................    (181,992)    (200,449)     (67,899)
                                                     -----------  -----------  -----------
STATUTORY SURPLUS, NAIC SAP                          $11,350,769  $11,517,645  $10,866,209
                                                     ===========  ===========  ===========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


   With the concurrence of its domiciliary regulator, the Company has discounted certain of its asbestos reserves, specifically, those for which future payments have been identified as fixed and determinable.

   The use of the aforementioned prescribed practices has not adversely affected the Company's ability to comply with the NAIC's risk based capital and surplus requirements for the 2010, 2009 and 2008 reporting periods.

   Statutory Accounting Practices and Generally Accepted Accounting Principles:
   ----------------------------------------------------------------------------

   NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (GAAP). NAIC SAP and PA SAP vary in certain respects from GAAP. A description of certain of these accounting differences is set forth below:

   Under GAAP:
   ----------

    a. Costs that vary directly with acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements;

    b. Statutory basis adjustments, such as non-admitted assets and unauthorized reinsurance, are restored to surplus;

    c. The equity in earnings of affiliates with ownership between 20.0% and 50.0% is included in net income, and investments in subsidiaries with greater than 50.0% ownership are consolidated;

    d. Estimated undeclared dividends to policyholders are accrued;

    e. The reserves for losses and loss adjustment expenses (LAE) and unearned premium reserves are presented gross of ceded reinsurance by establishing a reinsurance asset;

    f. Debt and equity securities deemed to be available-for-sale and trading securities are reported at fair value. The difference between cost and fair value of securities available-for-sale is reflected net of related deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity. For trading securities, the difference between cost and fair value is included in income, while securities held to maturity are valued at amortized cost;

    g. Direct written premium contracts that do not have sufficient risk transfer are treated as deposit accounting liabilities;

    h. Insurance and reinsurance contracts recorded as retroactive retain insurance accounting treatment if they pass the risk transfer test. If risk transfer is not met, no insurance accounting treatment is permitted. All income is then recognized based upon either the interest or recovery method;

    i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. The provision for deferred income taxes is reported in the Statements of Income;

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


    j. For structured settlements in which the reporting entity has not been legally released from its obligation with the claimant (i.e. remains as the primary obligor), GAAP requires the deferral of any gain resulting from the purchase of a structured settlement annuity and to present an asset for the amounts to be recovered from such annuities;

    k. Entities termed variable interest entities (VIEs) in which equity investors do not have the characteristics of controlling interest, or do not have sufficient equity at risk to finance its activities without additional subordinated financial support from other parties, are subject to consolidation by the entity that will absorb the majority of the VIE's expected losses or residual returns, if they occur; and

    l. Investments in limited partnerships, hedge funds and private equity interests over which the Pool has influence are accounted for using the equity method with changes in interest included in net realized investment gains. Interest over which the Pool does not have influence are reported, net of tax, as a component of accumulated other comprehensive income in shareholder's equity.

   Under NAIC SAP:
   --------------

    a. Costs that vary directly with acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are immediately expensed;

    b. Statutory basis adjustments, such as non-admitted assets and unauthorized reinsurance are charged directly to surplus;

    c. Subsidiaries are not consolidated. The equity in earnings of affiliates is included in unrealized appreciation/(depreciation) of investments, which is reported directly in surplus. Dividends are reported as investment income;

    d. Declared dividends to policyholders are accrued;

    e. The reserve for losses and LAE and unearned premium reserves are presented net of ceded reinsurance;

    f. NAIC investment grade debt securities are reported at amortized cost, while NAIC non-investment grade debt securities (NAIC rated 3 to 6) are reported at lower of cost or fair value;

    g. Direct written premium contracts are reported as insurance as long as policies are issued in accordance with insurance requirements;

    h. Insurance and reinsurance contracts deemed to be retroactive receive special accounting treatment. Gains or losses are recognized in the Statements of Income and Surplus is segregated by the ceding entity to the extent of gains realized;

    i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. Changes in deferred income taxes are charged directly to surplus and have no impact on statutory earnings. The admissibility of deferred tax assets is limited by statutory guidance;

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


    j. For structured settlement annuities where the claimant is the payee, statutory accounting treats these settlements as completed transactions and considers the earnings process complete (thereby allowing for immediate gain recognition), regardless of whether or not the reporting entity is the owner of the annuity;

    k. NAIC SAP does not require consolidation of VIEs; and

    l. Investments in partnerships, hedge funds and private equity interests are carried at the underlying GAAP equity with results from operations reflected in unrealized gains and losses.

   The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

   Significant Statutory Accounting Practices:
   -------------------------------------------

   A summary of the Company's significant statutory accounting practices are as follows:

   Use of Estimates: The preparation of financial statements in conformity with
   ----------------
   PA SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. PA SAP also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates. The significant estimates were used for loss and LAE, certain reinsurance balances, admissibility of deferred taxes, allowance for doubtful accounts and the carrying value of certain investments.

   Invested Assets: The Company's invested assets are accounted for as follows:
   ---------------

   .   Cash and Short-term Investments: The Company considers all highly liquid
       -------------------------------
       debt securities with maturities of greater than three months but less than twelve months from the date of purchase to be short-term investments. Short-term investments are carried at amortized cost which approximates fair value (as designated by the NAIC Securities Valuation Office). The Company maximizes its investment return by investing a significant amount of cash in hand in short-term investments. Short-term investments are recorded separately from cash in the accompanying financial statements. The Company funds cash accounts daily using funds from short-term investments. Cash is in a negative position when outstanding checks exceed cash-in-hand in operating bank accounts. As described in Note 5, the Company is party to an inter-company reinsurance pooling agreement. As the Company is the lead participant in the pool, the Company makes disbursements on behalf of the pool which is also a cause for the Company's negative cash position.

   .   Bonds: Bonds with an NAIC designation of 1 and 2 are carried at
       -----
       amortized cost using the scientific method. Bonds with an NAIC designation of 3 to 6 are carried at the lower of amortized cost or fair value. If a bond is determined to have an other-than-temporary impairment (OTTI) in value the cost basis is written down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains/(Losses) as a realized loss.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


       In periods subsequent to the recognition of an OTTI loss for bonds, the Company generally accretes the difference between the new cost basis and the cash flows expected to be collected, if applicable, as interest income over the remaining life of the security based on the amount and timing of future estimated cash flows.

       Loan-backed and structured securities are carried at amortized cost and generally are more likely to be prepaid than other fixed maturities. As of December 31, 2010 and 2009, the fair value of the Company's loan-backed and structured securities approximated $2,675,599 and $410,544, respectively. Loan-backed and structured securities include prepayment assumptions used at the purchase date and valuation changes caused by changes in estimated cash flow, and are valued using the retrospective method. Prepayment assumptions for loan-backed and structured securities were obtained from independent third party services or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

   .   Common and Preferred Stocks: Unaffiliated common stocks are carried
       ---------------------------
       principally at fair value. Perpetual preferred stocks with an NAIC rating of P1 or P2 are carried at fair value. Redeemable preferred stocks with an NAIC rating of RP1 or RP2 that are subject to a 100% mandatory sinking fund or paid-in-kind are carried at amortized cost. All below investment grade, NAIC 3 to 6 preferred stocks, are carried at the lower of amortized cost or fair value.

       Investments in affiliates are recorded based on the underlying audited equity of the respective entity's financial statements. The reporting entity's share of undistributed earnings and losses of the affiliates are reported in the Unassigned Surplus as unrealized gains and losses.

   .   Other Invested Assets: Other invested assets include primarily
       ---------------------
       partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements. Joint ventures and partnership investments are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains or losses. For investments in joint ventures and partnerships that are determined to have an OTTI in value, the cost basis is written down to fair value as the new cost basis, with the corresponding charge to Net Realized Capital Gains/(Losses) as a realized loss.

   .   Derivatives: The fair values of derivatives are determined using quoted
       -----------
       prices in active markets and other market-evidence whenever possible, including market-based inputs to model, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. The Company's cross-currency swaps are accounted for under SSAP 86, entitled "Accounting for Derivative Instruments and Hedging Transactions" (SSAP 86). None of the cross-currency swaps meet the hedging requirements under SSAP 86, and therefore the change in fair value of such derivatives are recorded as unrealized gains or losses in Unassigned Surplus in the Statements of Income and Changes in Capital and Surplus. When the contract expires, realized gains and losses are recorded in investment income.

   .   Net Investment Gains: Net investment gains consist of net investment
       --------------------
       income earned and realized gains or losses from the disposition or impairment of investments. Net investment income earned includes accrued interest, accrued dividends and distributions from partnerships and joint ventures. Investment income is recorded as earned. Realized gains or losses on the disposition of investments are determined on the basis of specific identification.

       Investment income due and accrued is assessed for collectability. The Company writes off investment income due and accrued when it is probable that the amount is uncollectible by recording a charge against

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

       investment income in the period such determination is made. Any amounts over 90 days past due which have not been written-off are non-admitted by the Company. As of December 31, 2010 and 2009, no investment income due and accrued was determined to be uncollectible or non-admitted.

   .   Unrealized Gains (Losses): Unrealized gains (losses) on all stocks,
       -------------------------
       bonds carried at fair value, joint ventures, partnerships, derivatives and foreign currency translation are credited or charged to Unassigned Surplus.

   Other Than Temporary Impairment:
   -------------------------------

   The Company regularly evaluates its investments for OTTI in value. The determination that a security has incurred an OTTI in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investment portfolio.

   The Company's policy for determining OTTI has been established in accordance with prescribed SAP guidance, including Statement of Statutory Accounting Principle (SSAP) Nos. 43R (Revised) - Loan-backed and Structured Securities (SSAP 43R), 99 - Accounting for Certain Securities Subsequent to an Other-Than-Temporary Impairment (SSAP 99) and INT 06-07 - Definition of Phrase "Other Than Temporary". For bonds, other than loan-backed and structured securities, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the contractual terms in effect at the acquisition date of the debt security. For loan-backed and structured securities, when a credit-related OTTI is present, the amount of OTTI recognized as a realized loss is equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected.

   In general, a security is considered a candidate for OTTI if it meets any of the following criteria:

       . Trading at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer); or

       . The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation, (ii) the issuer seeking protection from creditors under the bankruptcy law as or any similar laws intended for court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

       . The Company may not realize a full recovery on its investment, irrespective of the occurrence of one of the foregoing events.

   Common and preferred stock investments whose fair value is less than its book value for a period greater than twelve months is considered a candidate for OTTI. Once a candidate for impairment has been identified, the investment must be analyzed to determine if any impairment would be considered other than temporary. Factors include:

       .  The Company may not realize a full recovery on its investment;

       .  Fundamental credit issues of the issuer;

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


       . An intent to sell the investment prior to the recovery of cost of the investment; or

       . Any other qualitative/quantitative factors that would indicate that an OTTI has occurred.

   Limited partnership investments whose fair value is less than its book value for a period greater than twelve months is considered a candidate for OTTI. Once a candidate for impairment has been identified, the investment must be analyzed to determine if any impairment would be considered other than temporary. Factors to consider include:

       . An order of liquidation or other fundamental credit issues with the partnership;

       . Evaluation of the cash flow activity between the Company and the partnership or fund during the year;

       .  Evaluation of the current stage of the life cycle of the investment;

       . An intent to sell the investment prior to the recovery of cost of the investment; or

       . Any other qualitative/quantitative factors that would indicate that an OTTI has occurred.

   If the analysis indicates that an OTTI has taken place, the investment is written down to fair value, which would become the new cost basis. The amount of the write down is to be accounted for as a realized loss.

   As described in Note 2 - Accounting Changes, the Company adopted a change in its OTTI accounting principle pertaining to loan-backed and structured securities in the third quarter of 2009 when it adopted SSAP No. 43R. Under SSAP 43R, credit-related OTTI for loan-backed and structured securities is based on projected discounted cash flows, whereas, credit-related OTTI for loan-backed and structured securities was previously based on projected undiscounted cash flows under SSAP 43.

   Revenue Recognition: Direct written premiums are primarily earned on a
   --------------------
   pro-rata basis over the terms of the policies to which they relate. For policies with exposure periods greater than thirteen months, premiums are earned in accordance with the methods prescribed in NAIC Statement of Statutory Accounting Principles SSAP No. 65, Property and Casualty Contracts (SSAP 65). Accordingly, unearned premiums represent the portion of premiums written which are applicable to the unexpired terms of policies in force. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

   Premium estimates for retrospectively rated policies are recognized within the periods in which the related losses are incurred. In accordance with SSAP No. 66, Retrospectively Rated Contracts (SSAP 66), the Company estimates accrued retrospectively rated premium adjustments using the application of historical ratios of retrospectively rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to earned premiums. The Company establishes non-admitted assets for 100% of amounts recoverable where any agent's balance or uncollected premiums have been classified as non-admitted, and thereafter for 10% of any amounts recoverable not offset by retrospectively rated premiums or collateral. At December 31, 2010 and 2009, accrued premiums related to the Company's retrospectively rated contracts amounted to $1,528,069 and $1,589,026, respectively, net of non-admitted premium balances of $59,016 and $63,578, respectively.

   Net written premiums that were subject to retrospective rating features were as follows:

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

 For the years ended December 31,                   2010      2009      2008
 --------------------------------                 --------  --------  --------
 Net written premiums subject to retrospectively
   rated premiums................................ $551,967  $555,691  $684,709
 Percentage of total net written premiums........     11.7%      9.2%     10.4%
                                                  --------  --------  --------

   Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date. In accordance with SSAP No. 53, Property and Casualty Contracts - Premiums (SSAP 53), the Company records the audit premium estimates as an adjustment to written premium, and earns these premiums immediately. For premium estimates that result in a return of premium to the policyholder, the Company immediately reduces earned premiums. When the premium exceeds the amount of collateral held, a non-admitted asset (equivalent to 10.0% of this excess amount) is recorded.

   In accordance with SSAP 53, the Company reviews its ultimate losses with respect to its premium reserves. A premium deficiency liability is established if the premium reserves are not sufficient to cover the ultimate loss projection and associated acquisition expenses. Investment income is not considered in the calculation.

   For certain lines of business for which an insurance policy is issued on a claims-made basis, the Company offers to its insureds the option to purchase an extended reporting endorsement which permits the extended reporting of insured events after the termination of the claims-made contract. Extended reporting endorsements modify the discovery period of the underlying contract and can be for a defined period (e.g., six months, one year, five years) or an indefinite period. For defined reporting periods, premiums are earned over the term of the fixed period. For indefinite reporting periods, premiums are fully earned as written and loss and LAE liabilities associated with the unreported claims are recognized immediately.

   For warranty insurance, the Company will generally offer reimbursement coverage on service contracts issued by an authorized administrator and sold through a particular retail channel. Premiums are recognized over the life of the reimbursement policy in proportion to the expected loss emergence. The expected loss emergence can vary substantially by policy due to the characteristics of products sold by the retailer, the terms and conditions of service contracts sold as well as the duration of an original equipment manufacturer. The Company reviews all such factors to produce earnings curves which approximate the expected loss emergence for a particular contract in order to recognize the revenue earned.

   In accordance with SSAP No. 78, Multiple Peril Crop Insurance (SSAP 78), the Company elected to compute the unearned premium reserve associated with the Multiple Peril Crop Insurance program on a daily pro rata method as the Company did not believe it could demonstrate that the period of risk differs significantly from the contract period. The Company reduced its loss expenses for expense payments associated with catastrophe coverage by $344 and $168 in 2010 and 2009, respectively. The Company reduced its other underwriting expenses for expense payments associated with buy-up coverage by $18,640 and $23,194 in 2010 and 2009, respectively.

   Reinsurance: Ceded premiums, commissions, expense reimbursements and
   -----------
   reserves related to ceded business are accounted for on a basis consistent with that used in accounting for the original contracts issued and the terms of the reinsurance contract. Ceded premiums are reported as a reduction of premium earned. Amounts applicable to ceded reinsurance for unearned premium reserves, and reserves for losses and LAE have been reported as a reduction of these items, and expense allowances received in connection with ceded reinsurance are accounted for as a reduction of the related acquisition cost.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

   Retroactive Reinsurance: Retroactive reinsurance reserves are reported
   -----------------------
   separately in the balance sheet. Gains or losses are recognized in the Statements of Income as part of Other Income. Surplus gains are reported as segregated Unassigned Surplus until the actual retroactive reinsurance recovered exceeds the consideration paid.

   Deposit Accounting: Assumed and ceded reinsurance contracts which based on
   -------------------
   internal analysis, do not transfer a sufficient amount of insurance risk are recorded as deposit accounting transactions. In accordance with SSAP 62R, and SSAP No. 75, Reinsurance Deposit Accounting, An Amendment to SSAP
   No. 62R, Property and Casualty Reinsurance, the Company records the net consideration paid or received as a deposit asset or liability, respectively. The deposit asset is reported as admitted if i) the assuming company is licensed, accredited or qualified by PA SAP; or ii) the collateral (i.e.: funds withheld, letters of credit or trusts) provided by the reinsurer meet all the requirements of PA SAP. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and the expected future payments with a corresponding credit or charge to other gain in the Statements of Income.

   High Deductible Policies: In accordance with SSAP 65, the Company
   ------------------------
   establishes loss reserves for high deductible policies net of deductibles (or reserve credits). As of December 31, 2010 and 2009, the amount of reserve credits recorded for high deductibles on unpaid claims amounted to $3,839,157 and $3,809,019, respectively.

   The Company establishes a non-admitted asset for 10% of paid loss recoverables, on high deductible policies, in excess of collateral held on an individual insured basis, or for 100% of paid loss recoverables where no collateral is held. As of December 31, 2010 and 2009, the amount billed and recoverable on paid claims was $70,530 and $47,081, respectively, of which $35,822 and $34,077, respectively, where non-admitted. Additionally, the Company establishes an allowance for doubtful accounts for such paid loss recoverables in excess of collateral and after non-admitted assets, and does not recognize reserve credits where paid loss credits are deemed by the Company to be uncollectible.

   Foreign Property Casualty Business: As agreed with the Company's domiciliary
   ----------------------------------
   state, the Company accounts for its participation in the business of the Chartis Overseas Association (the Association) by (a) recording its net (after pooling) participation of such business as direct writings in its statutory financial statements; (b) recording in the statements of income its participation in the results of underwriting and investment income; and,
   (c) recording in the statements of admitted assets and liabilities, capital and surplus, its participation in the significant insurance and reinsurance balances; its net participation in all other assets (such as the invested assets) and liabilities has been recorded in Equities in Underwriting Pools and Associations.

   Commissions and Underwriting Expenses: Commissions, premium taxes, and
   -------------------------------------
   certain underwriting expenses related to premiums written are charged to income at the time the premiums are written and are included in Other Underwriting Expenses Incurred. In accordance with SSAP 62R, the Company records a liability, equal to the difference between the acquisition cost and the reinsurance commissions received, on those instances where ceding commissions paid exceed the acquisition cost of the business ceded. The liability is amortized pro rata over the effective period of the reinsurance agreement in proportion to the amount of coverage provided under the reinsurance contract.

   Reserves for Losses and LAE: The reserves for losses and LAE, including IBNR
   ---------------------------
   losses, are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are continually reviewed and updated as needed, and any resulting adjustments are recorded in the current period. Accordingly, losses and LAE are charged to

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

   income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

   The Company discounts its loss reserves on workers' compensation claims and certain of its asbestos reserves.

   The calculation of the Company's workers' compensation tabular discount is based upon the 1979-81 Decennial Mortality Table, and applying a 3.5% interest rate. Loss reserves and LAE reserves (net of reinsurance) subject to the tabular discounting were $5,980,494 and $5,472,009, as of December 31, 2010 and 2009, respectively. As of December 31, 2010 and 2009, the Company's tabular discount amounted to $300,082 and $254,318, respectively, all of which were applied against the Company's case reserves.

   As prescribed by the Pennsylvania Insurance statutes, the calculation of the Company's workers' compensation non-tabular discount is determined as follows:

   . For accident years 2001 and prior - based upon the industry payout pattern and a 6.0% interest rate.

   . For accident years 2002 and subsequent - At December 31, 2009, with the approval of the Commissioner, the Company discounted its workers compensation loss reserves for accident years 2002 and subsequent at a rate of approximately 4.39%, which is commensurate with the average yield on its municipal bond portfolio with maturities consistent with the expected payout pattern. At December 31, 2008, the Company discounted its workers compensation loss reserves for accident years 2002 and subsequent using a rate of approximately 4.25%, which is slightly less than what is commensurate with the yield on its municipal bond portfolio with maturities consistent with the expected payout pattern.

   As of December 31, 2010 and 2009, the reserves for losses (net of reinsurance) subject to non-tabular discounting were $5,980,494 and $5,472,009, respectively. As of December 31, 2010, the Company's non-tabular discount amounted to $1,208,054, of which $469,326 and $738,728 were applied to case reserves and IBNR, respectively. As of December 31, 2009, the Company's non-tabular discount amounted to $940,266, of which $440,159 and $500,107 were applied to case reserves and IBNR, respectively.

   Foreign Exchange: Assets and liabilities denominated in foreign currencies
   ----------------
   are translated at the rate of exchange in effect at the close of the reporting period. Revenues, expenses, gains, losses and surplus adjustments are translated using weighted average exchange rates. Unrealized gains and losses from translating balances from foreign currency into United States currency are recorded as adjustments to surplus. Realized gains and losses resulting from foreign currency transactions are included in income in Other Income.

   Statutory Basis Reserves: Certain required statutory basis reserves,
   ------------------------
   principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company.

   Policyholders' Dividends: Dividends to policyholders are charged to income
   ------------------------
   as declared.

   Capital and Surplus: Common capital stock and capital in excess of par value
   -------------------
   represent amounts received by the Company in exchange for shares issued. The common capital stock represents the number of shares issued multiplied by par value per share. Capital in excess of par value represents the value received by the Company in excess of the par value per share and subsequent capital contributions in cash or in kind from its shareholder.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

   Non-Admitted Assets: Certain assets, principally electronic data processing
   -------------------
   (EDP) equipment, software, leasehold improvements, certain overdue agents' balances, accrued retrospective premiums, certain deposit accounting assets that do not meet all of the Commonwealth of Pennsylvania's requirements for admissibility, prepaid expenses, certain deferred taxes that exceed statutory guidance and unsupported current taxes are designated as non-admitted assets and are directly charged to Unassigned Surplus. EDP equipment primarily consists of non-operating software and is depreciated over its useful life, generally not exceeding 5 years. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement. In connection therewith, for the years ended December 31, 2010 and 2009, depreciation and amortization expense amounted to $19,494 and $24,277, respectively, and accumulated depreciation as of December 31, 2010 and 2009 amounted to $147,266 and $129,629, respectively.

   Reclassifications: Certain balances contained in the 2009 and 2008 financial
   -----------------
   statements have been reclassified to conform to the current year's presentation.

NOTE 2 - ACCOUNTING ADJUSTMENTS TO STATUTORY BASIS FINANCIAL STATEMENTS
-----------------------------------------------------------------------

A. CHANGE IN ACCOUNTING PRINCIPLES:
   --------------------------------

In 2010, the Company adopted the following change in accounting principles:

SSAP 100
--------

The Company adopted SSAP No. 100, Fair Value Measurements (SSAP 100), effective for reporting periods ending December 31, 2010 and thereafter. SSAP 100 defines fair value, establishes a framework for measuring fair value and expands disclosure requirements regarding fair value measurements but does not change existing guidance about whether an asset or liability is carried at fair value. There were no changes in surplus as a result of this adoption.

In 2009, the Company adopted the following changes in accounting principles:

SSAP 43R
--------

In the third quarter of 2009, the Company adopted SSAP 43R. Pursuant to SSAP 43R, if the fair value of a loan-backed or structured security is less than its amortized cost basis at the balance sheet date, an entity shall assess whether the impairment is other-than temporary. When an impairment is present, SSAP 43R requires the recognition of credit-related OTTI for loan-backed and structured securities when the projected discounted cash flows for a particular security are less than the security's amortized cost. When a credit-related OTTI is present, the amount of OTTI recognized as a realized loss shall be equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected. Under the prescribed OTTI guidance for loan-backed and structured securities in the SSAP 43 that was in effect prior to the third quarter of 2009, OTTI was recognized when the amortized cost basis of a security exceeded undiscounted cash flows and such securities were written down to the amount of the undiscounted cash flows.

SSAP 43R required application to existing and new investments held by a reporting entity on or after September 30, 2009. The guidance in SSAP 43R that was effective in the third quarter of 2009 required the identification of all the loan-backed and structured securities for which an OTTI had been previously recognized and may result in OTTI being

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

recognized on certain securities that previously were not considered impaired under SSAP 43. For this population of securities, if a reporting entity did not intend to sell the security, and had the intent and ability to retain the investment in the security for a period of time sufficient to recover the amortized cost basis, the reporting entity should have recognized the cumulative effect of initially applying SSAP 43R as an adjustment to the opening balance of unassigned funds with a corresponding adjustment to applicable financial statement elements.

As a result of the adoption of SSAP 43R, the Company recognized the following cumulative effect adjustment (CEA) in its 2009 statutory-basis financial statements, net of the related tax effect:

                                                   Direct (Charge) or Credit to
                                                        Unassigned Surplus
                                                   ----------------------------
2009 Gross cumulative effect adjustment (CEA) -
  Net increase in the amortized cost of
  loan-backed and structured securities at
  adoption........................................          $(140,595)

2009 Deferred tax on gross CEA....................             49,208
                                                            ---------

2009 Net cumulative effect of change in
  Accounting Principle included in Statements of
  Income and Changes in Capital and Surplus.......          $ (91,387)
                                                            =========

SSAP 10R
--------

On December 7, 2009, the NAIC voted to approve SSAP No. 10R, Income Taxes - Revised, A Temporary Replacement of SSAP No. 10 (SSAP 10R). The new standard is effective December 31, 2009 for 2009 and 2010 interim and annual periods. The Company adopted SSAP 10R to account for its income taxes in its 2009 annual filing. Income tax expense and deferred tax are recorded, and deferred tax assets are admitted in accordance with SSAP 10R. In addition to the admissibility test on deferred tax assets, SSAP 10R requires assessing the need for a valuation allowance on deferred tax assets. In accordance with the additional requirements, the Company assesses its ability to realize deferred tax assets primarily based on the earnings history, the future earnings potential, the reversal of taxable temporary differences, and the tax planning strategies available to the Company when recognizing deferred tax assets.

In its 2009 annual filing, the Company admitted additional deferred tax assets of $242,874 as a result of the adoption of SSAP 10R. See Note 8 herein for further discussion.

B. OTHER ADJUSTMENTS TO SURPLUS:
   -----------------------------

The Company has dedicated significant effort to the resolution of ongoing weaknesses in internal controls. As a result of these remediation efforts, management concluded that adjustments should be made to the assets, liabilities, and surplus to policyholders Capital and Surplus as reported in the Company's 2009, 2008 and 2007 annual statutory basis financial statements. While these adjustments were noteworthy, after evaluating the quantitative and qualitative aspects of these corrections, the Company concluded that its prior period financial statements were not materially misstated and, therefore, no restatement was required. These adjustments resulted in after tax statutory (charges) credits that in accordance with SSAP No. 3 Accounting Changes and Correction of Errors have been reported as an adjustment to Unassigned Surplus as of January 1, 2010, 2009 and 2008. The impact of these adjustments on policyholder surplus as of January 1, 2010, 2009 and 2008 is as follows:

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

                                 POLICYHOLDERS TOTAL ADMITTED
                                    SURPLUS        ASSETS     TOTAL LIABILITIES
                                 ------------- -------------- -----------------
BALANCE AT DECEMBER 31, 2009      $12,658,360   $32,031,866      $19,373,506
Adjustments to beginning
  Capital and Surplus:
   Asset realization
     (includes $173,473 of
     deemed capital
     contribution)..............      (49,793)      (49,793)              --
   Liability correction.........      (25,122)           --           25,122
   Federal income taxes.........       24,041        24,041               --
                                  -----------   -----------      -----------
       TOTAL ADJUSTMENTS TO
         BEGINNING CAPITAL
         AND SURPLUS............      (50,874)      (25,752)          25,122
                                  -----------   -----------      -----------
BALANCE AT JANUARY 1, 2010,
  AS ADJUSTED                     $12,607,486   $32,006,114      $19,398,628
                                  ===========   ===========      ===========

An explanation for each of the adjustments for prior period's corrections is described below:

Asset realization - The decrease in net admitted assets is primarily the result of (a) a decrease in the value of the affiliated common stock of United Guaranty Corporation (UGC), resulting from miscellaneous 2009 audit adjustments identified at UGC after the filing of the Company's 2009 financial statements;
(b) a decrease in miscellaneous accounts receivable that should have been recorded in prior periods; and (c) a decrease in the value of investments in subsidiaries resulting from miscellaneous 2009 audit adjustments recorded during 2010; partially offset by (d) an increase in equities and deposits in pools and association resulting from miscellaneous 2009 audit adjustments identified at the Association after the filing of National Union's 2009 financial statements; and (e) other small miscellaneous adjustments.

Liability correction - The increase in total liabilities is primarily the result of (a) an increase in loss reserves to correct prior year calculations related to insolvent reinsurers and commuted reinsurance agreements; (b) an increase in IBNR, (c) a correction of deposit liability balances; and (d) other small miscellaneous adjustments.

Income taxes - The (increase)/decrease in taxes is primarily the result of
(a) adjustments to the deferred tax inventory, and (b) the tax effect of the corresponding change in asset realization and liability corrections

                                 POLICYHOLDERS TOTAL ADMITTED
                                    SURPLUS        ASSETS     TOTAL LIABILITIES
                                 ------------- -------------- -----------------
BALANCE AT DECEMBER 31, 2008      $11,825,423   $33,560,936      $21,735,513
Adjustments to beginning
  Capital and Surplus:

   Asset realization............      (94,074)      (94,074)              --
   Liability correction.........      (52,996)           --           52,996
   Federal income taxes,
     net of capital
     contributions of
     $83,361....................       20,762        20,762               --
                                  -----------   -----------      -----------
       TOTAL ADJUSTMENTS TO
         BEGINNING CAPITAL
         AND SURPLUS............     (126,308)      (73,312)          52,996
                                  -----------   -----------      -----------
BALANCE AT JANUARY 1, 2009,
  AS ADJUSTED                     $11,699,115   $33,487,624      $21,788,509
                                  ===========   ===========      ===========

An explanation for each of the adjustments for prior period's corrections is described below:

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

The decrease in admitted assets is primarily the result of: (a) adjustments reported by the Association as of December 31, 2009 (carrying value of affiliates, foreign exchange, and reinsurance balances); (b) the reversal of a duplicate reinsurance payable balance (which had been netted against reinsurance recoverables); and (c) decreases to the carrying values of certain affiliates.

The increase in liabilities is primarily the result of: (a) adjustments to historical carried case and unearned premium reserves; (b) an adjustment to the revenue recognition policy for a specific insurance contract, resulting in the re-establishment of unearned premium reserves; (c) the accrual of an unrecorded liability for claim handling expenses; and (d) several remediation-related reinsurance accounting adjustments (including reconciliation adjustments and insolvency/commutation write-offs).

The decrease in federal income taxes is primarily the result of:
(a) non-admitted prior year income tax receivables that were not settled at year end; (b) adjustment to tax discounting on loss reserves for workers' compensation; (c) deferred tax asset reconciliation to book unrealized gains and unrealized foreign exchange gains, offset by corresponding changes in nonadmitted tax assets; (d) removal of duplicated tax deduction for affiliate dividends; and (e) tax deduction for nontaxable book gain.

                                 POLICYHOLDERS TOTAL ADMITTED
                                    SURPLUS        ASSETS     TOTAL LIABILITIES
                                 ------------- -------------- -----------------
BALANCE AT DECEMBER 31, 2007      $12,156,993   $34,600,821      $22,443,828
Adjustments to beginning
  Capital and Surplus:
   Asset admissibility..........           --            --               --
   Asset realization, net
     of taxes...................       (9,665)       (9,665)              --
   Federal income taxes,
     net of capital
     adjustments of $61,900.....           --            --               --
                                  -----------   -----------      -----------
       TOTAL ADJUSTMENT TO
         BEGINNING CAPITAL
         AND SURPLUS............       (9,665)       (9,665)              --
                                  -----------   -----------      -----------
BALANCE AT JANUARY 1, 2008,
  AS ADJUSTED                     $12,147,328   $34,591,156      $22,443,828
                                  ===========   ===========      ===========

An explanation for each of the adjustment for prior period's corrections is described below:

Asset realization: The Company identified that a commuted retroactive ceded reinsurance reserve asset should have been written-off in a prior year.

Federal income taxes (current and deferred): The change in federal income taxes is primarily related to (i) the appropriate characterization as a settlement of an intercompany balance impacting Unassigned Surplus rather than a capital contribution with no impact to total capital and surplus; (ii) an increase in provisions for potential tax exposures; and (iii) corrections to the deferred income tax inventory and the current tax receivable.

NOTE 3 - INVESTMENTS
--------------------

Statutory Fair Value of Financial Instruments:
----------------------------------------------

The following table presents the carrying amount and statutory fair values of the Company's financial instruments as of December 31, 2010 and 2009:

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

                                         2010                    2009
                                ----------------------- -----------------------
                                 CARRYING   STATUTORY    CARRYING   STATUTORY
                                  AMOUNT    FAIR VALUE    AMOUNT    FAIR VALUE
                                ----------- ----------- ----------- -----------
 Assets:
    Bonds...................... $13,919,307 $14,120,892 $12,579,023 $12,919,764
    Common stocks..............   6,511,306   6,511,306   6,984,703   6,987,393
    Preferred stocks...........         217         217         868       1,468
    Other invested assets......   3,238,585   3,238,585   2,982,542   2,982,542
    Cash and short-term
      investments..............   1,487,019   1,487,019   1,896,392   1,896,392
    Receivable for securities..         565         565         479         479
    Equities and deposits in
      pool & associations......     575,123     575,123     602,029     602,029
 Liabilities:
    Derivative liability....... $    11,263 $    11,263 $        -- $        --
    Collateral deposit
      liability................     431,011     431,011     445,678     445,678
                                ----------- ----------- ----------- -----------

The methods and assumptions used in estimating the statutory fair values of financial instruments are as follows:

    . The fair values of bonds, unaffiliated common stocks and preferred stocks are based on fair values that reflect the price at which a security would sell in an arm's length transaction between a willing buyer and seller. As such, sources of valuation include third party pricing sources, stock exchange, broker or custodian or SVO.

    . The statutory fair values of affiliated common stocks are based on the underlying equity of the respective entity's financial statements.

    . Other invested assets include primarily partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements.

    . The fair values of derivatives are valued using quoted prices in active markets and other market-evidence whenever possible, including market-based inputs to model, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency.

    . The carrying value of all other financial instruments approximates fair value.

The amortized cost and fair values of the Company's bond investments as of December 31, 2010 and 2009 are outlined in the table below:

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

                                                 GROSS      GROSS
                                    AMORTIZED  UNREALIZED UNREALIZED    FAIR
                                      COST       GAINS      LOSSES      VALUE
                                   ----------- ---------- ---------- -----------
As of December 31, 2010:
   U.S. governments............... $ 1,162,832  $ 18,076   $    364  $ 1,180,544
   All other governments..........   1,268,834    46,286        434    1,314,686
   States, territories and
     possessions..................   1,297,328    58,223      6,401    1,349,150
   Political subdivisions of
     states, territories and
     possessions..................   1,705,809    78,616     15,444    1,768,981
   Special revenue and
     special assessment
     obligations and all
     non-guaranteed
     obligations of agencies
     and authorities and
     their political
     subdivisions.................   3,856,178   100,055     45,533    3,910,700
   Industrial and
     miscellaneous................   4,628,326    54,914     86,409    4,596,831
                                   -----------  --------   --------  -----------
       TOTAL BONDS, AS OF
         DECEMBER 31, 2010........ $13,919,307  $356,170   $154,585  $14,120,892
                                   ===========  ========   ========  ===========

                                                 GROSS      GROSS
                                    AMORTIZED  UNREALIZED UNREALIZED    FAIR
                                      COST       GAINS      LOSSES      VALUE
                                   ----------- ---------- ---------- -----------
As of December 31, 2009:
   U.S. governments............... $    26,289  $    876   $      7  $    27,158
   All other governments..........     468,736    16,256        165      484,827
   States, territories and
     possessions..................   1,666,746   100,263      3,929    1,763,080
   Political subdivisions of
     states, territories and
     possessions..................   2,307,984   141,123     13,821    2,435,286
   Special revenue and
     special assessment
     obligations and all
     non-guaranteed
     obligations of agencies
     and authorities and
     their political
     subdivisions.................   5,434,251   201,740     33,792    5,602,199
   Industrial and
     miscellaneous................   2,675,017   113,766    181,569    2,607,214
                                   -----------  --------   --------  -----------
       TOTAL BONDS, AS OF
         DECEMBER 31, 2009........ $12,579,023  $574,024   $233,283  $12,919,764
                                   ===========  ========   ========  ===========

The amortized cost and fair values of bonds at December 31, 2010, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

                                                 AMORTIZED
                                                   COST     MARKET VALUE
                                                ----------- ------------
        Due in one year or less................ $   453,548 $   454,866
        Due after one year through five years..   3,072,190   3,150,892
        Due after five years through ten years.   2,918,937   3,045,205
        Due after ten years....................   4,721,772   4,794,330
        Structured securities..................   2,752,860   2,675,599
                                                ----------- -----------
           TOTAL BONDS......................... $13,919,307 $14,120,892
                                                =========== ===========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

Proceeds from sales and gross realized gain and gross realized losses were as follows:

For the years ended December 31,                 2010                  2009                  2008
--------------------------------         --------------------- --------------------- ---------------------
                                                      EQUITY                EQUITY                EQUITY
                                           BONDS    SECURITIES   BONDS    SECURITIES   BONDS    SECURITIES
                                         ---------- ---------- ---------- ---------- ---------- ----------
Proceeds from sales..................... $5,085,708  $111,224  $2,429,677 $3,160,576 $2,895,171 $1,369,718
Gross realized gains....................    198,111    14,691      40,059  1,945,047     26,312    274,555
Gross realized losses...................     29,723     3,240      51,351    283,808     58,949     48,111
                                         ----------  --------  ---------- ---------- ---------- ----------

The cost or amortized cost and fair values of the Company's common and preferred stocks, as of December 31, 2010 and 2009, are set forth in the table below:

                                        DECEMBER 31, 2010
-------------------------------------------------------------------------------------------------
                                COST OR     GROSS      GROSS
                               AMORTIZED  UNREALIZED UNREALIZED   FAIR     NON-ADMITTED  CARRYING
                                 COST       GAINS      LOSSES     VALUE       ASSET       VALUE
                               ---------- ---------- ---------- ---------- ------------ ----------
Common stocks:
--------------
   Affiliated................. $1,414,923 $5,017,462   $3,512   $6,428,873     $--      $6,428,873
   Non-affiliated.............     80,795      1,638       --       82,433      --          82,433
                               ---------- ----------   ------   ----------     ---      ----------
       TOTAL.................. $1,495,718 $5,019,100   $3,512   $6,511,306     $--      $6,511,306
                               ========== ==========   ======   ==========     ===      ==========
Preferred stocks:
   Non-affiliated............. $      217 $       --   $   --   $      217     $--      $      217
                               ---------- ----------   ------   ----------     ---      ----------
       TOTAL.................. $      217 $       --   $   --   $      217     $--      $      217
                               ========== ==========   ======   ==========     ===      ==========

                                        DECEMBER 31, 2009
-------------------------------------------------------------------------------------------------
                                COST OR     GROSS      GROSS
                               AMORTIZED  UNREALIZED UNREALIZED   FAIR     NON-ADMITTED  CARRYING
                                 COST       GAINS      LOSSES     VALUE       ASSET       VALUE
                               ---------- ---------- ---------- ---------- ------------ ----------
Common stocks:
--------------
   Affiliated................. $1,911,719 $5,005,334  $67,969   $6,849,084    $   --    $6,849,084
   Non-affiliated.............    135,520      6,638    3,849      138,309     2,690       135,619
                               ---------- ----------  -------   ----------    ------    ----------
       TOTAL.................. $2,047,239 $5,011,972  $71,818   $6,987,393    $2,690    $6,984,703
                               ========== ==========  =======   ==========    ======    ==========
Preferred stocks:
-----------------
   Non-affiliated............. $      939 $      600  $    72   $    1,468    $   --    $      868
                               ---------- ----------  -------   ----------    ------    ----------
       TOTAL.................. $      939 $      600  $    72   $    1,468    $   --    $      868
                               ========== ==========  =======   ==========    ======    ==========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

The fair value together with the aging of the gross pre-tax unrealized losses with respect to the Company's bonds and stocks as of December 31, 2010 and 2009 is set forth in the table below:

                                                        LESS THAN 12 MONTHS  12 MONTHS OR LONGER         TOTAL
                                                       --------------------- ------------------- ---------------------
                                                         FAIR     UNREALIZED  FAIR    UNREALIZED   FAIR     UNREALIZED
DESCRIPTION OF SECURITIES                                VALUE      LOSSES    VALUE     LOSSES     VALUE      LOSSES
-------------------------                              ---------- ---------- -------- ---------- ---------- ----------
As of December 31, 2010:
------------------------
   U. S. governments.................................. $  194,316  $    364  $     --  $    --   $  194,316  $    364
   All other governments..............................     51,849       434        --       --       51,849       434
   States, territories and possessions................    231,797     6,401        --       --      231,797     6,401
   Political subdivisions of states, territories and
     possessions......................................    405,656    15,042     5,703      402      411,359    15,444
   Special revenue....................................  1,237,978    31,312    90,184   14,221    1,328,162    45,533
   Industrial and miscellaneous.......................  1,857,998    78,050    58,925    8,359    1,916,923    86,409
                                                       ----------  --------  --------  -------   ----------  --------
   TOTAL BONDS........................................  3,979,594   131,603   154,812   22,982    4,134,406   154,585
                                                       ----------  --------  --------  -------   ----------  --------
   Affiliated.........................................        918        27    11,698    3,485       12,616     3,512
   Non-affiliated.....................................         --        --        --       --           --        --
                                                       ----------  --------  --------  -------   ----------  --------
   Total common stocks................................        918        27    11,698    3,485       12,616     3,512
                                                       ----------  --------  --------  -------   ----------  --------
   Preferred stock....................................         --        --        --       --           --        --
                                                       ----------  --------  --------  -------   ----------  --------
   TOTAL STOCKS.......................................        918        27    11,698    3,485       12,616     3,512
                                                       ----------  --------  --------  -------   ----------  --------
   TOTAL BONDS AND STOCKS............................. $3,980,512  $131,630  $166,510  $26,467   $4,147,022  $158,097
                                                       ==========  ========  ========  =======   ==========  ========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

                                                        LESS THAN 12 MONTHS  12 MONTHS OR LONGER         TOTAL
                                                       --------------------- ------------------- ---------------------
                                                         FAIR     UNREALIZED  FAIR    UNREALIZED   FAIR     UNREALIZED
DESCRIPTION OF SECURITIES                                VALUE      LOSSES    VALUE     LOSSES     VALUE      LOSSES
-------------------------                              ---------- ---------- -------- ---------- ---------- ----------
As of December 31, 2009:
------------------------
   U. S. governments.................................. $   12,137  $      7  $     --  $     --  $   12,137  $      7
   All other governments..............................     38,779       165        --        --      38,779       165
   States, territories and possessions................    111,175     1,609    34,974     2,320     146,149     3,929
   Political subdivisions of states, territories and
     possessions......................................    181,277     4,060    38,357     9,761     219,634    13,821
   Special revenue....................................    517,527     5,929   418,037    27,863     935,564    33,792
   Industrial and miscellaneous.......................    350,894   177,100    12,078     4,469     362,972   181,569
                                                       ----------  --------  --------  --------  ----------  --------
   TOTAL BONDS........................................  1,211,789   188,870   503,446    44,413   1,715,235   233,283
                                                       ----------  --------  --------  --------  ----------  --------
   Affiliated.........................................         --        --    65,380    67,969      65,380    67,969
   Non-affiliated.....................................      8,150       577     7,088     3,272      15,238     3,849
                                                       ----------  --------  --------  --------  ----------  --------
   Total common stocks................................      8,150       577    72,468    71,241      80,618    71,818
                                                       ----------  --------  --------  --------  ----------  --------
   Preferred stock....................................          1        72        --        --           1        72
                                                       ----------  --------  --------  --------  ----------  --------
   TOTAL STOCKS.......................................      8,151       649    72,468    71,241      80,619    71,890
                                                       ----------  --------  --------  --------  ----------  --------
   TOTAL BONDS AND STOCKS............................. $1,219,940  $189,519  $575,914  $115,654  $1,795,854  $305,173
                                                       ==========  ========  ========  ========  ==========  ========

The Company reported write-downs on its bond investments due to OTTI in fair value of $217,924, $220,241 and $2,409 in 2010, 2009 and 2008, respectively, and reported write-downs on its common and preferred stock investments due to OTTI in fair value of $4,269, $17,661 and $32,165 during 2010, 2009 and 2008, respectively.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

During 2010, 2009 and 2008, the Company reported the following write-downs on its joint ventures and partnership investments due to OTTI in fair value:

For the years ended December 31,                             2010     2009    2008
--------------------------------                            ------- -------- -------
   Matlin Patterson Global Opportunities Partners II, L.P.. $ 8,699 $     -- $    --
   North Castle II.........................................   1,900       --      --
   Odyssey Investment Partners Funds, LP...................   1,121       --      --
   Satellite Fund II, LP...................................   4,382       --      --
   The Good Steward Enhanced Fund, Ltd.....................   1,264       --      --
   AIG French Prop FD (Eur)................................      --    3,925      --
   Apollo IV LP............................................      --    1,546      --
   Blackstone Distressed Securities Fund L.P...............      --   20,622      --
   Blackstone Firestone....................................      --   66,300      --
   Blackstone III..........................................      --    2,664      --
   Blackstone Kalix Fund L.P...............................      --    7,876      --
   Blackstone Real Estate Partners III, L.P................      --    2,506      --
   Capvest Equity Partners, L.P............................      --   25,070      --
   Century Park Capital Partners II, L.P...................      --    1,749      --
   Cisa NPL................................................      --   10,408      --
   Copper River Partners, L.P. (fka: Rocker Partners)......      --    8,652      --
   Greenwich Street Capital Partners, L.P..................      --    1,537      --
   Greystone Capital Partners I, L.P.......................      --    2,517      --
   KKR European Fund II, LP................................      --   23,442      --
   Midocean Partners III...................................      --    2,185      --
   The Second Cinven Fund..................................      --    1,352      --
   AQR Global Asset Allocation Institutional Fund III L.P..      --       --   2,172
   Brep III L.P............................................      --       --   7,582
   Fenway Fund II..........................................      --       --   1,610
   Fenway Partners.........................................      --       --   1,049
   Marlwood................................................      --       --   3,000
   Matlin Patterson Global Opportunities Partners..........      --       --   3,361
   Thayer Equity III.......................................      --       --   1,381
   Warburg Pincus Equity Partners..........................      --       --   2,547
   Items less than $1.0 million............................   1,187    9,665   5,616
                                                            ------- -------- -------
   TOTAL................................................... $18,553 $192,016 $28,318
                                                            ======= ======== =======

Securities carried at an amortized cost of $3,322,428 and $3,327,013 were deposited with regulatory authorities as required by law as of December 31, 2010 and 2009, respectively.

During 2010, 2009 and 2008, included in Net Investment Income Earned were investment expenses of $13,003, $9,235 and $7,027, respectively, and interest expense of $5,328, $9,292 and $27,193, respectively.

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of pricing observability. Financial instruments with quoted prices in active markets generally have more pricing

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

observability and less judgment is used in measuring fair value. Conversely, financial instruments traded in other-than-active markets or that do not have quoted prices have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. An active market is one in which transactions for the asset or liability being valued occur with sufficient frequency and volume to provide pricing information on an ongoing basis. An other-than-active market is one in which there are few transactions, the prices are not current, price quotations vary substantially either over time or among market makers, or in which little information is released publicly for the asset or liability being valued. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.

The standard defines three "levels" based on observability of inputs available in the marketplace used to measure fair value. Such levels are:

       . Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

       . Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable at commonly quoted intervals.

       . Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability.

Bonds, Common Stocks, Preferred Stocks and Derivatives

The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company uses fair values for bonds, common stocks, preferred stocks and derivatives with NAIC ratings of 3 or below where fair value is less than amortized cost. When fair values are not available, fair values are obtained from third party pricing sources.

The following table presents information about financial instruments carried at fair value on a recurring basis and indicates the level of the fair value measurement per SSAP 100 as of December 31, 2010 and 2009:

                                          DECEMBER 31, 2010
                                 -----------------------------------
                                 Level 1  Level 2  Level 3    Total
                                 ------- --------  -------- --------
           Bonds................ $    -- $  1,039  $ 21,436 $ 22,475
           Common stocks........   4,933       --    77,500   82,433
           Derivative liability.      --  (11,263)       --  (11,263)
                                 ------- --------  -------- --------
           Total................ $ 4,933 $(10,224) $ 98,936 $ 93,645
                                 ======= ========  ======== ========

                                          DECEMBER 31, 2009
                                 -----------------------------------
                                 Level 1  Level 2  Level 3    Total
                                 ------- --------  -------- --------
           Bonds................ $    -- $    819  $ 91,515 $ 92,334
           Common stocks........  60,809       --    77,500  138,309
           Preferred stocks.....      --        1        --        1
                                 ------- --------  -------- --------
           Total................ $60,809 $    820  $169,015 $230,644
                                 ======= ========  ======== ========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


The following table presents changes during 2010 and 2009 in Level 3 financial instruments measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in income during 2010 and 2009 related to the Level 3 financial instruments that remained in the balance sheet at December 31, 2010 and 2009:

                                                                                    Unrealized
                    Balance                           Net Realized and Unrealized Gains (Losses) Purchases, Sales,  Balance at
                  Beginning of              Transfers Gains (Losses) Included in   Included in      Issuances,     December 31,
                      Year     Transfers In    Out       Net Investment Income       Surplus     Settlements, Net      2010
                  ------------ ------------ --------- --------------------------- -------------- ----------------- ------------
Bonds............   $ 91,515     $21,436    $(44,355)          $(37,890)             $54,372         $(63,642)       $21,436
Common stocks....     77,500          --          --                 --                   --               --         77,500
Preferred stocks.         --          --          --                 --                   --               --             --
                    --------     -------    --------           --------              -------         --------        -------
Total............   $169,015     $21,436    $(44,355)          $(37,890)             $54,372         $(63,642)       $98,936
                    ========     =======    ========           ========              =======         ========        =======

                                                                          Unrealized
                    Balance                 Net Realized and Unrealized Gains (Losses) Purchases, Sales,  Balance at
                  Beginning of Transfers In Gains (Losses) Included in   Included in      Issuances,     December 31,
                      Year        (Out)        Net Investment Income       Surplus     Settlements, Net      2009
                  ------------ ------------ --------------------------- -------------- ----------------- ------------
Bonds............  $  120,230    $ 68,198            $(174,462)            $76,770        $       779      $ 91,515
Common stocks....     114,067     (32,436)                  --              (4,131)                --        77,500
Preferred stocks.   2,000,661         899                 (589)                 --         (2,000,971)           --
                   ----------    --------            ---------             -------        -----------      --------
Total............  $2,234,958    $ 36,661            $(175,051)            $72,639        $(2,000,192)     $169,015
                   ==========    ========            =========             =======        ===========      ========

Other Invested Assets

The Company initially estimates the fair value of investments in joint ventures and limited partnerships (predominately private limited partnerships and certain hedge funds) by reference to transaction price. Subsequently, the Company obtains the fair value of these investments generally from net asset value information provided by the general partner or manager of the investments, the financial statements of which are audited annually. The Company considers observable market data and performs due diligence procedures in validating the appropriateness of using the net asset value as a fair value measurement.

The Company also measures the fair value of certain assets such as joint ventures and limited partnerships included in other invested assets on a non-recurring basis when events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable.

The Company did not have any other invested assets measured at fair value on a non-recurring basis as of December 31, 2010 and 2009.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------



Loan-Backed and Structured Securities:

The following table summarizes the OTTI recorded during the year for loan-backed and structured securities due to the Company's intent to sell or its inability or lack of intent to hold such securities:

                                                         AMORTIZED COST BASIS OTHER-THAN-TEMPORARY
                                                          BEFORE OTHER-THAN-  IMPAIRMENT RECOGNIZED
                                                         TEMPORARY IMPAIRMENT        IN LOSS        FAIR VALUE
OTTI RECOGNIZED
Intent to Sell..........................................       $921,282              $92,862         $828,421
Inability or lack of intent to retain the investment in
  the security for a period of time sufficient to
  recover the amortized cost basis......................             --                   --               --
                                                               --------              -------         --------
ANNUAL AGGREGATE TOTAL                                         $921,282              $92,862         $828,421
                                                               ========              =======         ========

At December 31, 2010, the Company held the following loan-backed and structured securities for which it had recognized credit-related OTTI based on the fact that the present value of projected cash flows expected to be collected was less than the amortized cost of the securities:

             BOOK/ADJUSTED CARRYING VALUE  PRESENT VALUE OF
             AMORTIZED COST BEFORE CURRENT  PROJECTED CASH                  AMORTIZED COST
CUSIP                 PERIOD OTTI               FLOWS       RECOGNIZED OTTI   AFTER OTTI   FAIR VALUE
-----        ----------------------------- ---------------- --------------- -------------- ----------
126694A40...           $  1,269                $  1,244         $    25        $  1,244     $  1,085
23243AAB2...             66,020                  64,970           1,051          64,970       47,880
39538AAC0...             26,039                  25,683             357          25,683       14,095
39538BAB0...             26,529                  26,108             422          26,108       13,869
39538CAC6...             26,304                  25,997             307          25,997        9,081
52525LAQ3...             46,479                  39,508           6,971          39,508       25,169
57645TAA5...             60,288                  59,367             920          59,367       32,838
02150KBB4...              2,553                   1,787             766           1,787        2,998
126694A40...              1,225                   1,150              75           1,150        1,185
23243AAB2...             65,129                  63,065           2,064          63,065       52,202
39538AAC0...             26,041                  25,495             545          25,495       15,711
39538BAB0...             26,529                  26,347             182          26,347       16,094
39538CAC6...             26,324                  25,635             689          25,635       12,029
52525LAQ3...             37,171                  35,923           1,249          35,923       20,620
57645TAA5...             57,257                  55,803           1,454          55,803       33,967
126694A40...              1,137                   1,087              50           1,087        1,176
23243AAB2...             63,606                  61,797           1,808          61,797       53,215
39538CAC6...             25,806                  21,526           4,280          21,526       12,318
52525LAQ3...             32,260                  30,877           1,383          30,877       17,815
57645TAA5...             52,775                  50,890           1,885          50,890       31,206
02150KBB4...              1,881                   1,768             113           1,768        1,768
126694A40...              1,074                   1,006              68           1,006        1,144
39538AAC0...             25,604                  25,148             456          25,148       18,348
52525LAQ3...             29,572                  27,624           1,948          27,624       18,434
02150KBB4...              1,785                   1,220             565           1,220        1,220
126694A40...              1,019                     775             243             775        1,154
52525LAQ3...             25,731                  23,852           1,879          23,852       17,848
57645TAA5...              2,359                   2,335              24           2,335        2,167
                       --------                --------         -------        --------     --------
Grand total.           $759,766                $727,987         $31,779        $727,987     $476,636
                       ========                ========         =======        ========     ========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

At December 31, 2010 and 2009, the Company held securities with unrealized losses (fair value is less than cost or amortized cost) for which OTTI had not been recognized in earnings as a realized loss. Such unrealized losses include securities with a recognized OTTI for non interest (i.e. credit) related declines that were recognized in earnings, but for which an associated interest related decline has not been recognized in earnings as a realized loss. The aggregate amount of unrealized losses and fair values for such securities, segregated between those securities that have been in a continuous unrealized loss position for less than 12 months and greater than 12 months, respectively, were as follows:

                                                               DECEMBER 31, 2010
                                       -----------------------------------------------------------------
                                        Less than 12 Months   12 Months or Longer          Total
                                       --------------------- --------------------- ---------------------
                                                  Unrealized            Unrealized            Unrealized
Description of Securities              Fair Value   Losses   Fair Value   Losses   Fair Value   Losses
-------------------------              ---------- ---------- ---------- ---------- ---------- ----------
Loan-backed Securities................ $1,772,806  $ 75,479   $46,490     $8,344   $1,819,296  $ 83,823
                                       ----------  --------   -------     ------   ----------  --------
Total temporarily impaired securities. $1,772,806  $ 75,479   $46,490     $8,344   $1,819,296  $ 83,823
                                       ==========  ========   =======     ======   ==========  ========

                                                               DECEMBER 31, 2009
                                       -----------------------------------------------------------------
                                        Less than 12 Months   12 Months or Longer          Total
                                       --------------------- --------------------- ---------------------
                                                  Unrealized            Unrealized            Unrealized
Description of Securities              Fair Value   Losses   Fair Value   Losses   Fair Value   Losses
-------------------------              ---------- ---------- ---------- ---------- ---------- ----------
Loan-backed Securities................ $  289,639  $176,581   $10,029     $4,463   $  299,668  $181,044
                                       ----------  --------   -------     ------   ----------  --------
Total temporarily impaired securities. $  289,639  $176,581   $10,029     $4,463   $  299,668  $181,044
                                       ==========  ========   =======     ======   ==========  ========

In its OTTI assessment, the Company considers all information relevant to the collectability of the security, including past history, current conditions and reasonable forecasts when developing an estimate of future cash flows. Relevant analyst reports and forecasts for the asset class also receive appropriate consideration. The Company also considers how credit enhancements affect the expected performance of the security. In addition, the Company also considers its cash and working capital requirements and generally considers expected cash flows in relation to its business plans and how such forecasts affect the intent and ability to hold such securities to recovery of their amortized cost.

During 2010, the Company and certain of its affiliated insurance companies purchased Class A Notes of various series from Metropolis II, LLC
(Metropolis). Each series of notes issued by Metropolis are collateralized by a single asset backed security (or in one series, four asset backed securities), primarily, collateralized loan obligations.

The Class A Notes were created as part of securitization transactions during 2010, in which the collateral was transferred to Metropolis by AIG Financial Products Corp. (AIG-FP), an affiliate of the Company, through one of AIG-FP's wholly-owned subsidiaries. In exchange for the underlying collateral, AIG-FP and its wholly-owned subsidiary received cash equal in amount to the purchase price of the Class A Notes and Class B Notes issued by Metropolis as part of the series.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


The Company's and its affiliated insurance companies' participation in the purchase of Class A Notes during 2010 is as follows: (par and purchase price each converted to US dollars as of the acquisition date)

         COMPANY                           PAR PURCHASED PURCHASE PRICE
         National Union...................  $  852,455     $  808,335
         American Home....................     423,421        402,213
         C&I..............................     275,223        261,438
         Lexington Insurance Company......     423,421        402,213
         Chartis Select Insurance Company.     275,223        261,438
                                            ----------     ----------
            Total.........................  $2,249,743     $2,135,637
                                            ==========     ==========

Of the thirteen series of notes issued by Metropolis and purchased by the Company and its affiliates, eight series are denominated in euros, the same currency as the collateral underlying that series. The Company and each of the affiliated insurance companies participating in the transactions entered into cross-currency swaps with AIG Markets, Inc. to hedge the foreign currency risk associated with the euro-denominated Class A Notes.

Pursuant to the cross-currency swaps, the Company will periodically make payments in euros in exchange for a receipt of a payment in US dollars on fixed dates and fixed exchange rates. The Company is therefore exposed under this type of contract to fluctuations in value of the swaps due to changes in exchange rates. This exposure in the value of euro payments offsets the Company's exposure to changes in the value of euro receipts on Metropolis
Class A Notes discussed above.

Credit Risk: The current credit exposure of the Company's derivative contracts
-----------
is limited to the fair value of such contracts that are favorable to the Company at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral.

Cash Requirements: The Company is not subject to collateral requirements on the
-----------------
cross-currency swaps. On swap payment dates, the Company is required to make a payment in euros equal to the amount of euros physically received on the Metropolis Class A Notes.

The Company has determined that the cross-currency swaps do not qualify for hedge accounting under the criteria set forth in SSAP No. 86, entitled Accounting for Derivative Instruments and Hedging Transactions. As a result, the Company's swap agreements are accounted for at fair value and the changes in fair value are recorded as unrealized gains or unrealized losses in the Statements of Income and Changes in Capital and Surplus.

The initial notional amount of each swap matched the par amounts of Class A Notes purchased. The notional amount on these swaps reduces over time, to match reductions in the par amounts of the related Class A Notes owned by the Company and its affiliates (e.g., resulting from principal repayments or sales). The aggregate outstanding notional amount of the swaps as of December 31, 2010 was EUR 1,252,015.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


The following table summarizes the realized and unrealized capital gains or losses, the notional amount and the fair value of the cross-currency swaps held by the Company and its affiliates as of and for the year ended December 31, 2010:

                                     AS OF DECEMBER 31, 2010        YEAR ENDED DECEMBER 31, 2010
                                  -----------------------------  ----------------------------------
                                    OUTSTANDING   ESTIMATED FAIR REALIZED CAPITAL UNREALIZED CAPITAL
                                  NOTIONAL AMOUNT     VALUE      GAINS / (LOSSES)  GAINS / (LOSSES)
                                  --------------- -------------- ---------------- ------------------
COMPANY
National Union................... (Euro)  493,005    $(11,263)        $2,580           $(11,263)
American Home....................         230,003      (4,250)           913             (4,250)
C&I..............................         149,502      (2,762)           593             (2,762)
Lexington Insurance Company......         230,003      (4,250)           913             (4,250)
Chartis Select Insurance Company.         149,502      (2,762)           593             (2,762)
                                  ---------------    --------         ------           --------
   Total......................... (Euro)1,252,015    $(25,287)        $5,592           $(25,287)
                                  ===============    ========         ======           ========

On January 30, 2009, the Company acquired junior and senior notes of $235,000 and $1,562,000 respectively from Fieldstone Securitization I LLC, a wholly-owned subsidiary of Quartz Holdings LLC ("Quartz", formerly known as LSP Holdings LLC). Quartz is an affiliate of the Company and a wholly-owned subsidiary of Chartis U.S. Inc. The Company does not have a controlling interest in Fieldstone Securitization I LLC. The junior and senior notes are classified as bonds, have a maturity date of January 23, 2039 and have stated interest rates of 8.50% and 5.85%, respectively, and have been rated by A.M. Best. The Commissioner has approved that the notes be characterized as non-affiliate debt investments for financial reporting purposes. In connection with the issuance of the notes, Graphite Management LLC ("Graphite", formerly known as AIG LS Holdings LLC and a wholly-owned subsidiary of Quartz) used a portion of the proceeds to repay $401,396 to the Company in connection with an existing liquidity facility between the two parties.

On February 12, 2010, the Company acquired junior and senior notes of $210,000 and $474,000 respectively from Fieldstone Securitization II LLC, a wholly-owned subsidiary of Quartz. Affiliates of the Company purchased an additional $201,000 of senior notes from Fieldstone Securitization II LLC. The junior and senior notes were issued with a maturity date of January 25, 2040 and stated interest rates of 11% and 7.75%, respectively. Graphite used a portion of the aggregate proceeds to repay $834,384 to the Company in connection with an existing liquidity facility between the two parties. On December 9, 2010 Fieldstone Securitization II LLC redeemed all of the notes at par plus accrued interest. In connection with this redemption, Graphite borrowed $480,899 from the Company under the liquidity facility, which was then contributed by Quartz into Fieldstone Securitization II LLC to provide sufficient cash for the redemption.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


NOTE 4 - RESERVES FOR LOSSES AND LAE
------------------------------------

A reconciliation of the Company's reserves for losses and LAE as of December 31, 2010, 2009 and 2008 is set forth in the table below:

                                              2010         2009         2008
                                          -----------  -----------  -----------
RESERVES FOR LOSSES AND LAE, END OF
  PRIOR YEAR                              $13,570,308  $13,354,448  $13,852,252
Incurred losses and LAE related to:
   Current accident year.................   3,810,777    4,412,647    5,536,365
   Prior accident years..................   1,898,037    1,115,434      137,636
                                          -----------  -----------  -----------
       TOTAL INCURRED LOSSES AND LAE.....   5,708,814    5,528,081    5,674,001
                                          -----------  -----------  -----------
Paid losses and LAE related to:
   Current accident year.................  (1,091,835)  (1,360,823)  (1,679,345)
   Prior accident years..................  (3,972,519)  (3,951,398)  (4,492,460)
                                          -----------  -----------  -----------
       TOTAL PAID LOSSES AND LAE.........  (5,064,354)  (5,312,221)  (6,171,805)
                                          -----------  -----------  -----------
RESERVES FOR LOSSES AND LAE, AS OF
  DECEMBER 31,                            $14,214,768  $13,570,308  $13,354,448
                                          ===========  ===========  ===========

Following completion of its annual comprehensive loss reserve review, the Company recorded a $1,590,300 reserve charge for the fourth quarter of 2010 to strengthen loss reserves, reflecting adverse development on prior accident years in classes of business with long reporting tails. Four classes -- asbestos, excess casualty, excess workers' compensation, and primary workers' compensation -- comprise approximately 80 percent of the total charge. The majority of the reserve strengthening relates to development in accident years 2005 and prior. These adjustments reflect management's current best estimate of the ultimate value of the underlying claims. These liabilities are necessarily subject to the impact of future changes in claim severity and frequency, as well as numerous other factors. Although the Company believes that these estimated liabilities are reasonable, because of the extended period of time over which such claims are reported and settled, the subsequent development of these liabilities in future periods may not conform to the assumptions inherent in their determination and, accordingly, may vary materially from the amounts previously recorded. To the extent actual emerging loss experience varies from the current assumptions used to determine these liabilities, they will be adjusted to reflect actual experience. Such adjustments, to the extent they occur, will be reported in the period recognized. AIG continues to monitor these liabilities and will take active steps to mitigate future adverse development. Additionally, during 2010, National Union commuted its quota share and stop loss reinsurance agreements with Chartis Specialty Insurance Company (Chartis Specialty) resulting in a net decrease in reserves of $1,245,735, offset by an increase of $838,815 from its commutation of a multi year reinsurance agreement with American International Reinsurance Company, Ltd. (AIRCO). Refer to Note 6.

For 2009, the Company experienced significant adverse loss and LAE reserve development, including accretion of loss reserve discount. The adverse development was almost entirely attributable to the Excess Casualty and Excess Workers Compensation classes of business. The Company modified its loss development assumptions for each of these classes of business in 2009 in response to the higher then expected loss emergence. For 2008, the development was slightly favorable prior to accretion of the workers compensation discount, and slightly adverse after recognition of accretion of discount. Favorable development in Directors & Officers liability and other classes of business offset

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

adverse development in the Company's Excess Casualty business. The adverse development in Excess Casualty was primarily related to accident years 2003 and prior.

In calendar year 2008, two transactions resulted in a significant increase in paid loss with a corresponding decrease in loss reserves. These transactions were the result of the American Home Canadian Branch novation (see Note 5E) and the Foreign Operations restructuring. The total calendar year paid losses as a result of these events were approximately $349,600 and $323,000 for the Canada novation and Foreign Operations restructuring, respectively. These payments are spread over multiple accident years and resulted in modest beneficial development of about $22,800. In addition, in 2008, the Company recorded paid losses of $114,000 relating to one credit excess of loss assumed treaty applicable to accident year 2008. There will be no additional impact from this treaty as the full limits of the treaty have been paid. Additionally, the 2009 paid losses and LAE reflect the commutation of the 21/st/ Century Personal Auto Group. See Note 5E for further details.

As of December 31, 2010, 2009 and 2008, the Company's reserves for losses and LAE have been reduced by anticipated salvage and subrogation of $179,101, $176,082 and $188,634, respectively. In addition, the Company recorded $53,200 of salvage from a related party, as a direct reduction of outstanding reserves.

As of December 31, 2010, 2009 and 2008, the Company's reserves for losses and LAE have been reduced by credits for reinsurance recoverable of $4,481,518, $5,508,465 and $5,509,912, respectively (exclusive of inter-company pooling).

ASBESTOS AND ENVIRONMENTAL RESERVES
-----------------------------------

The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claim loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claim development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

The Company's environmental exposure arises from the sale of general liability, product liability or commercial multi-peril liability insurance, or by assumption of reinsurance within these lines of business.

The Company tries to estimate the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


The Company's asbestos and environmental related loss and LAE reserves (including case & IBNR reserves) for the years ended December 31, 2010, 2009 and 2008, gross and net of reinsurance credits, are as follows:

                         ASBESTOS LOSSES               ENVIRONMENTAL LOSSES
                ---------------------------------  ----------------------------
                   2010        2009       2008       2010      2009      2008
                ----------  ---------  ----------  --------  --------  --------
Direct:

Loss and LAE
  reserves,
  beginning of
  year......... $  940,130  $ 955,576  $1,037,644  $ 93,470  $111,308  $144,753

   Incurred
     losses
     and LAE...    864,175    185,330     103,898     5,423    (3,945)  (14,424)
   Calendar
     year paid
     losses
     and LAE...   (182,522)  (200,776)   (185,966)  (27,204)  (13,893)  (19,021)
                ----------  ---------  ----------  --------  --------  --------
LOSS AND LAE
  RESERVES,
  END OF YEAR   $1,621,783  $ 940,130  $  955,576  $ 71,689  $ 93,470  $111,308
                ==========  =========  ==========  ========  ========  ========
Assumed:

Loss and LAE
  reserves,
  beginning of
  year......... $   90,732  $  91,172  $   94,635  $  6,063  $  5,358  $  6,262
   Incurred
     losses
     and LAE...     91,861     (1,601)     13,277     1,125       905      (776)
   Calendar
     year paid
     losses
     and LAE...    (19,630)     1,161     (16,740)   (1,408)     (200)     (128)
                ----------  ---------  ----------  --------  --------  --------
LOSS AND LAE
  RESERVES,
  END OF YEAR   $  162,963  $  90,732  $   91,172  $  5,780  $  6,063  $  5,358
                ==========  =========  ==========  ========  ========  ========
Net of
  reinsurance:
Loss and LAE
  reserves,
  beginning of
  year......... $  415,105  $ 437,834  $  489,872  $ 51,470  $ 60,851  $ 75,608
   Incurred
     losses
     and LAE...    445,497     57,182      29,204     7,350     1,900        34
   Calendar
     year paid
     losses
     and LAE...    (86,486)   (79,911)    (81,242)  (14,807)  (11,281)  (14,791)
                ----------  ---------  ----------  --------  --------  --------
LOSS AND LAE
  RESERVES,
  END OF YEAR   $  774,116  $ 415,105  $  437,834  $ 44,013  $ 51,470  $ 60,851
                ==========  =========  ==========  ========  ========  ========

The amount of ending reserves for Bulk and IBNR included in the table above for Asbestos and Environmental losses is as follows:

                                 ASBESTOS LOSSES         ENVIRONMENTAL LOSSES
                           ---------------------------- -----------------------
                              2010      2009     2008    2010    2009    2008
                           ---------- -------- -------- ------- ------- -------
 Direct basis............. $1,190,502 $531,709 $553,517 $18,842 $30,707 $41,812
 Assumed reinsurance basis    124,980   44,255   39,647     416     549     102
 Net of ceded reinsurance
   basis..................    582,792  234,033  251,965   9,023  14,852  20,141

The amount of ending reserves for LAE included in the table above for Asbestos and Environmental losses is as follows:

                                    ASBESTOS LOSSES       ENVIRONMENTAL LOSSES
                                ------------------------ ----------------------
                                  2010    2009    2008    2010   2009    2008
                                -------- ------- ------- ------ ------- -------
Direct basis................... $132,278 $59,079 $61,469 $8,075 $13,160 $17,919
Assumed reinsurance basis......    8,084   7,398   7,520     92     173     115
Net of ceded reinsurance basis.   58,952  28,484  31,111  3,780   6,302   8,703

Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2010 are adequate as they are based on known facts and current law. AIG continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

of hazardous waste dump sites (hereinafter collectively referred to as environmental claims) and indemnity claims asserting injuries from asbestos. Estimation of asbestos and environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques.

NOTE 5 - RELATED PARTY TRANSACTIONS
-----------------------------------

A. NATIONAL UNION INTER-COMPANY POOLING AGREEMENT
  ----------------------------------------------

   The Company, as well as other insurance affiliates, is a party to an inter-company reinsurance pooling agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business to the Company (the lead pooling participant). In turn, each pooling participant receives from the Company their percentage share of the pooled business.

   The Company's share of the pool is 38.0%. Accordingly, premiums earned, losses and LAE incurred, and other underwriting expenses, as well as related assets and liabilities, in the accompanying financial statements emanate from the Company's percentage participation in the pool.

   A list of all pooling participants and their respective participation percentages is set forth in Note 1.

B. CHARTIS OVERSEAS ASSOCIATION POOLING ARRANGEMENT
   ------------------------------------------------

   AIG formed the Association, a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. In exchange for membership in the Association at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of New Hampshire, American Home, and the Company. On an annual basis the Association files annual statements with New York, its domiciliary state, in accordance with accounting practices prescribed or permitted by the NY SAP.

   At the time of forming the Association, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the Association. The initial participation established was subsequently amended for profits and losses for each year derived from reinsurance of risks situated in Japan (excluding certain Japanese situs risks). The participation for Japanese and non-Japanese business underwritten via the Association is set forth in the table below:

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                              INITIAL       PARTICIPATION
                                  NAIC CO. PARTICIPATION PERCENT SPECIFIC TO
   MEMBER COMPANY                   CODE      PERCENT        JAPAN RISK
   --------------                 -------- ------------- -------------------
   Chartis Overseas Limited......     --       67.0%            85.0%
   Commercial Pool member
     companies, as follows:......     --       33.0%            15.0%
      New Hampshire Insurance
        Company..................  23841       12.0%            10.0%
      National Union Fire
        Insurance Company of
        Pittsburgh, Pa...........  19445       11.0%             5.0%
      American Home Assurance
        Company..................  19380       10.0%             0.0%
                                   =====       ====             ====

   In accordance with the National Union inter-company pooling agreement, the Commercial Pool member companies' participation in the Association is pooled among all Commercial Pool members proportional to their participation in the Commercial Pool. The Company's participation in the Association after the application of its participation in the National Union inter-company pooling agreement has been presented in the accompanying financial statements as follows:

--------------------------------------------------------------------------------

     As of December 31,                                  2010       2009
     ------------------                               ---------  ---------
     Assumed reinsurance receivable.................. $  80,066  $  58,317
     Funds held by ceding reinsurers.................    13,171      8,660
     Reinsurance recoverable.........................    44,411     36,773
     Equities in underwriting pools and associations.   575,123    602,029
                                                      ---------  ---------
     TOTAL ASSETS                                     $ 712,771  $ 705,779
                                                      ---------  ---------
     Loss and LAE reserves...........................   596,272    519,157
     Unearned premium reserves.......................   246,029    237,124
     Funds held......................................    13,762     15,330
     Ceded balances payable..........................    64,698     64,825
     Retroactive reinsurance.........................        --       (140)
     Assumed reinsurance payable.....................    46,534     33,951
                                                      ---------  ---------
     TOTAL LIABILITIES                                $ 967,295  $ 870,247
                                                      ---------  ---------

     TOTAL SURPLUS                                    $(254,524) $(164,468)
                                                      =========  =========

   As of December 31, 2010, the Association reported an asset of $2.4 billion representing the value of subsidiaries and affiliated entities (SCAs). As of December 31, 2010, Chartis Europe S.A. represented $1.3 billion and Chartis UK Holdings represented $836 million, respectively, of this total SCA asset.

   The Company's reporting of its interest in the Association's SCA entities is consistent with the reporting of its interest in the Association and the National Union inter-company pooling agreement. At December 31, 2010 the Company's interest in the Association's SCA entities was $306 million and has been reported as a component of Equities in Underwriting Pools and Associations.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


   Effective December 1, 2010, as part of its efforts to simplify the legal entity structure, enhance transparency and streamline financial visibility, Chartis International, LLC restructured its Hong Kong general insurance operations.

   The restructuring involved converting the existing Hong Kong managing general agency subsidiary company (American International Underwriters, Limited) into an insurance company subsidiary (Chartis Insurance Hong Kong Limited) and transferring in-force, new and renewal business of the Hong Kong branches of the Company, American Home, and New Hampshire (collectively, the Companies) to Chartis Insurance Hong Kong Limited under
   Section 25D of the Hong Kong Insurance Companies Ordinance.

   The results of the Hong Kong Branches have been historically reported by the Company through its participation in the Association. The Association reports on a fiscal year ending on November 30. Although the Company and other members of the Commercial Pool's fiscal year ends on December 31, their respective annual financial statements have historically and consistently reported the results of its participation in the Association based on the Association's fiscal year close of November 30. In order to achieve consistency in their financial reporting, the Company and other members of the Commercial Pool will record this transaction in their respective 2011 statutory financial statements.

C. GUARANTEE ARRANGEMENTS

   The Company issued guarantees whereby it unconditionally and irrevocably guarantees all present and future obligations and liabilities of any kind arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies' rating status issued by certain rating agencies. The Company would be required to perform under the guarantee agreements in events or circumstances (including bankruptcy, reorganization and similar proceedings) where the guaranteed companies failed to make payments under the policies of insurance issued during the period of the guarantee.

   As of the date of this financial statement and as disclosed on the table that follows, seven policyholder guarantees remain in force. The Company remains contingently liable for all policyholder obligations associated with insurance policies issued by all guaranteed entities during the period in which the guarantee was in force.

   The guarantees are not expected to have a material effect on the Company's surplus as all of the guaranteed entities report total assets in excess of their liabilities and the majority of the guaranteed entities have invested assets in excess of their direct (prior to reinsurance) policyholder liabilities. Additionally, the Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the place and instead of the Company. Furthermore, for former affiliates that have been sold to third parties, the purchasers have provided the Company with a hold harmless agreement for its obligations under the guarantee. Accordingly, management believes that the likelihood of a payment under any of the guarantees is remote.

   The following sets forth the effective and termination dates of each guarantee and the policyholder obligations, invested assets, estimated loss to the Company, and policyholders' surplus for each guaranteed entity as of December 31, 2010:

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


                                                                          Policyholder                  Estimated  Policyholders'
                                                        Date      Date    Obligations @ Invested Assets   Loss @      Surplus
Guaranteed Company                                     Issued  Terminated  12/31/2010    @ 12/31/2010   12/31/2010  @12/31/2010
------------------                                    -------- ---------- ------------- --------------- ---------- --------------
AHICO First American-Hungarian Insurance
  Company........................................ *    9/15/98   1/30/09   $   161,282    $   178,743      $--       $   36,595
AIG Romania Insurance Company, S.A............... *   12/23/98                  21,570         33,024       --            7,652
American General Life Insurance Company of
  Delaware.......................................      7/13/98  12/29/06     8,766,522      9,231,209       --          652,683
American International Assurance Co (Bermuda)
  Ltd............................................ *    8/23/99   1/31/08    18,533,000     31,879,000       --        3,341,000
American International Life Assurance Company of
  New York (merged into The United States Life
  Insurance Company in the City of NY)                 7/13/98   4/30/10     5,835,169     11,061,455       --        1,167,447
Chartis Excess Limited...........................      5/28/98               2,583,444        748,042       --          359,260
Chartis Insurance Company - Puerto Rico..........      11/5/97  12/31/09       127,067        167,376       --          147,319
Chartis Insurance Ireland Limited................ *   12/15/97                 809,744        408,287       --          164,625
Chartis Select Insurance Company.................      7/29/98                 451,725      4,805,834       --        1,831,459
Chartis Ukraine Insurance Company................ *    10/1/00                  14,128             --       --            6,202
CJSC (f/k/a AIG Russia Insurance Company
  ZAO)........................................... *    9/15/98   1/30/09       276,215        384,072       --          117,896
First American Czech Insurance Company, A.S...... *    9/15/98   1/30/09       525,330        606,766       --          110,963
La Meridional Compania Argentina de Seguros
  S.A............................................ *     1/6/98                 180,375         75,796       --           31,791
Landmark Insurance Company.......................       3/2/98                 105,668        484,586       --          176,743
21st Century Security Insurance Company (f/k/a
  New Hampshire Indemnity Company, Inc.)......... **  12/15/97   8/31/09        31,050        215,803       --          167,369
                                                                           -----------    -----------      ---       ----------
                                                                           $38,422,289    $60,279,993      $--       $8,319,003
                                                                           ===========    ===========      ===       ==========

* Diclosure based on local GAAP translated at the spot rate as of December 31, 2010
** The guaranteed company was formerly part of AIG's Personal Auto Group and was sold on July 1, 2009 to Farmers Group, Inc., a subsidiary of Zurich Financial Services Group (ZFSG). As part of the sale, ZFSG issued a hold harmless agreement to the Company with respect to its obligations under this guarantee.

   The Company does not believe that the events of AIG discussed in Note 5G will increase the likelihood that the guarantees will be materially impacted.

D. INVESTMENTS IN AFFILIATES
   -------------------------

   As of December 31, 2010 and 2009, the Company's common stock investments with its affiliates together with the related change in unrealized appreciation, net of $0 and $2,690 of non-admitted balances, respectively, were as follows:

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


                                                         AFFILIATE   ACTUAL   CARRYING VALUE    CHANGE IN
                                                         OWNERSHIP    COST    AT DECEMBER 31, CARRYING VALUE
AFFILIATED INVESTMENT                                     PERCENT     2010         2010            2010
---------------------                                    --------- ---------- --------------- --------------
Common stocks:
Chartis Claims, Inc...........................    (a)        0.0%          --           --        (55,461)
AIG Lodging Opportunities, Inc................             100.0%       3,234        3,145          1,722
American International Realty, Inc............              22.0%       9,912       29,685         15,228
Chartis Specialty Insurance Company...........    (d)       70.0%     208,138      537,148         49,174
Eastgreen, Inc................................               9.7%       8,976        7,056             97
Lexington Insurance Company...................    (d)       70.0%     631,112    3,892,310        261,175
Mt. Mansfield Co. Inc.........................             100.0%      66,405       72,862         22,429
National Union Fire Ins. Company of La........    (b)      100.0%          --           --         (7,394)
National Union Fire Ins. Company of Vt........             100.0%      41,000       65,404          4,439
Pine Street Real Estate Holding Corp..........              22.1%       2,973        1,497            (40)
Chartis Select Insurance Company..............    (d)      100.0%     442,228    1,818,848         92,555
Spruce Peak Realty LLC........................               1.0%         945          918            694
United Guaranty Corporation................... (c), (d)      0.0%          --           --       (804,829)
                                                                   ----------   ----------      ---------
   TOTAL COMMON STOCKS - AFFILIATES...........                      1,414,923    6,428,873       (420,211)
                                                                   ----------   ----------      ---------
TOTAL COMMON AND PREFERRED STOCK - AFFILIATES                      $1,414,923   $6,428,873      $(420,211)
                                                                   ==========   ==========      =========

(a)As referenced in Note 5E, the Company transferred its ownership in Chartis Claims, Inc to Chartis U.S. Inc.
(b)As referenced in Note 5E, National Union Fire Insurance Company of Louisiana was merged into the Company.
(c)As referenced in Note 13, the Company transferred its interest in United Guaranty Corporation to AIG.
(d)As referenced in Note 2, the cost was updated in 2010 to reflect the capital contributions reflected in these companies in lieu of the tax sharing agreement. These adjustments did not impact the Company's surplus.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

                                                    AFFILIATE   ACTUAL   CARRYING VALUE    CHANGE IN
                                                    OWNERSHIP    COST    AT DECEMBER 31, CARRYING VALUE
AFFILIATED INVESTMENT                                PERCENT     2009         2009            2009
---------------------                               --------- ---------- --------------- --------------
Preferred stocks:
AIG Capital Corporation........................ (g)     0.0%          --           --      (2,000,000)
                                                              ----------   ----------     -----------
   TOTAL PREFERRED STOCKS - AFFILIATES.........                       --           --      (2,000,000)
                                                              ----------   ----------     -----------
Common stocks:
21st Century Insurance Group................... (e)     0.0%          --           --        (231,483)
Chartis Claims, Inc............................       100.0%     118,000       55,461         (18,469)
AIG Lodging Opportunities, Inc.................       100.0%       3,234        1,423             326
American International Insurance Co............ (e)     0.0%          --           --         (78,478)
American International Realty, Inc.............        22.0%       9,911       14,457         (20,969)
Chartis Specialty Insurance Company............        70.0%     154,297      487,974         (20,363)
Eastgreen, Inc.................................         9.7%       8,976        6,959             (25)
International Lease Finance Corporation (ILFC). (f)     0.0%          --           --      (2,406,928)
Lexington Insurance Company....................        70.0%     363,046    3,631,135         647,187
Mt. Mansfield Co. Inc..........................       100.0%      50,433       50,433          50,433
National Union Fire Ins. Company of La.........       100.0%       2,500        7,394             236
National Union Fire Ins. Company of Vt.........       100.0%      41,000       60,965          32,668
Pine Street Real Estate Holding Corp...........        22.1%       3,139        1,537              76
Chartis Select Insurance Company...............       100.0%     435,454    1,726,293         288,378
Spruce Peak Realty LLC......................... (h)     1.0%         224          224             224
United Guaranty Corporation....................        45.9%     721,505      804,829         (56,361)
                                                              ----------   ----------     -----------
TOTAL COMMON STOCKS - AFFILIATES                               1,911,719    6,849,084      (1,813,548)
                                                              ----------   ----------     -----------
TOTAL COMMON AND PREFERRED STOCK - AFFILIATES                 $1,911,719   $6,849,084     $(3,813,548)
                                                              ==========   ==========     ===========

(e)As referenced in Note 5E, the Company sold its ownership in 21st Century to Farmers Group Inc.
(f)As referenced in Note 5E, the Company sold its ownership of ILFC to AIG Capital Corporation.
(g)As referenced in Note 5D, the Company redeemed its investment in AIG Capital Corporation.
(h)Spruce Peak Realty LLC is 99% owned by Mt. Mansfield Co. Inc., which is also an affiliate and 100% owned by the Company. The remaining 1% of Spruce Peak Realty LLC is owned by the Company

The remaining equity interest in these investments is owned by other affiliated companies, which are wholly-owned by the Ultimate Parent.

Lexington Insurance Company's (Lexington) admitted assets, liabilities and capital and surplus as of December 31, 2010 and 2009 and net income for the years ended December 31, 2010 and 2009 are set forth below:

                                             2010        2009
                                          ----------- -----------
               Total admitted assets..... $18,631,448 $15,989,207
               Total liabilities.........  13,097,341  10,801,871
               Total capital and surplus.   5,534,107   5,187,336
               Net income................     312,190     629,642
                                          ----------- -----------

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

   On December 31, 2009, National Union acquired a 100% interest in Mt. Mansfield/Spruce Peak Realty. As part of this transaction, the Company established negative goodwill in the amount of $125,565. This amount is being amortized over 10 years. Additionally, as part of the transaction Chartis Inc. has committed to pay a percentage of the positive cash flows from Mt. Mansfield to the Ultimate Parent.

   The Company, with the approval of the Pennsylvania Insurance Department, reflected the redemption of its investment in the Series A preferred shares of AIG Capital Corporation (Issuer) as a Type 1 subsequent event in the 2009 financial statements. On February 19, 2010, the Company received $2 billion from the Issuer as consideration for the redemption as well as $38,333 representing accrued dividends for the 4th quarter of 2009 and 1st quarter of 2010 through the settlement date. The proceeds received from the redemption and the accrued dividends through December 31, 2009 had been reported as part of the balance sheet account "Receivable from parent, subsidiaries and affiliates".

   The Company has ownership interests in certain affiliated real estate holding companies. From time to time, the Company may own investments in partnerships across various other AIG affiliated entities with a combined percentage greater than 10.0%. As of December 31, 2010 and 2009, the Company's total investments in partnerships with affiliated entities where AIG's interest was greater than 10.0% amounted to $2,283,464 and $1,004,070, respectively.

E. RESTRUCTURING
   -------------

   DOMESTIC OPERATIONS
   -------------------

   As discussed in Notes 4 and 6, effective January 1, 2010 and April 1, 2010, National Union commuted its quota share and stop loss reinsurance agreements with Chartis Specialty and a multi year reinsurance agreement with AIRCO, respectively. The Company recorded its share of these transactions based upon its stated pool percentage.

   Effective October 7, 2010, National Union Fire Insurance Company of Louisiana (NULA), Audubon Insurance Company (Audubon Insurance) and Audubon Indemnity Company (Audubon Indemnity) were merged with and into the Company. The Company is the surviving company and has assumed all of the existing obligations of the merged companies. The transaction was accounted for as a statutory merger. The Company did not issue any new shares of stock as a result of the merger. The mergers were recorded as of October 1, 2010 with the approval of the Pennsylvania Insurance Department. As a result of the merger, the Company's total assets increased by $55,529; total liabilities increased by $4,901; gross paid in and contributed capital increased by $7,130; and unassigned surplus increased by $43,498. This item is presented as Other surplus adjustments in the Statements of Income and Changes in Capital and Surplus. With the approval of the Company's domiciliary regulator, none of the prior years results or historical schedules have been restated for the merger.

   Chartis Inc. created Chartis Global Claims Services, Inc. as part of restructuring efforts within Chartis, Inc. National Union distributed its ownership of Chartis Claims, Inc. to Chartis U.S. Inc. as a dividend, which Chartis U.S. Inc. subsequently contributed to Chartis Global Claims Services, Inc.

   In 2009, the Company sold its 32.77% interest in the issued and outstanding common stock of International Lease Finance Corporation (ILFC) to AIG Capital Corporation, a wholly owned subsidiary of AIG. As a result of this transaction, the Company received cash equal to the statutory book value of its investment in ILFC common stock

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

   and recorded a gain of $1,927,160. In accordance with the tax sharing agreement, the Company was reimbursed $952,593 and recorded such amount as additional paid in capital.

   Effective July 1, 2009, the 21st Century Personal Auto Group (PAG) was sold to Farmers Group, Inc. (FGI), a subsidiary of Zurich Financial Services Group for $1.9 billion. Of the $1.9 billion proceeds received by AIG member companies from the sale of the PAG entities to FGI, $0.2 billion was retained by Chartis U.S. Inc. as consideration for the PAG entities it owned and $1.7 billion was provided to the Chartis U.S. insurance entities. American International Insurance Company (AIIC) was the lead company in the Personal Lines Pool which was the mechanism for sharing the PAG and the Private Client Group (PCG) business underwritten among the Personal Lines Pool members. PCG business was underwritten directly by member companies of the Personal Lines Pool as well as the insurance entities of Chartis U.S. Inc. not subject to this sale ("Chartis U.S. Inc. companies"). The PCG business written by Chartis U.S. Inc. companies was ceded 100% to AIIC as the pool lead. The total of the PCG business assumed by AIIC, the PCG business underwritten directly by Personal Lines Pool members, as well as the PAG business retained by AIIC ("net business of the Personal Lines Pool") was then subject to a 50% quota share to National Union. The Commercial Pool members participated in this business assumed by the Company at their stated pool percentages.

   In connection with this sale, various reinsurance agreements between the PAG companies and the Chartis U.S. Inc. companies (including the Company) were partially or fully commuted as of June 30, 2009. The major transactions are summarized below:

       1. The quota share reinsurance agreement between the Company and AIIC under which AIIC ceded 50% of the net business of the Personal Lines Pool to the Company was commuted as of June 30, 2009.

       2. All liabilities relating to existing PCG business that was written on a direct basis by members of the Personal Lines Pool were transferred to the Company under the terms of the PCG Business Reinsurance and Administration Agreement, effective June 30, 2009.

       3. All obligations and liabilities relating to the PCG business that was directly written and ceded by Chartis U.S. Inc. companies to AIIC under various quota share reinsurance agreements were commuted as of June 30, 2009.

   Following these transactions the Chartis U.S. Inc. companies settled all amounts due to AIIC in securities and cash totaling $871.9 million. The Company's share of this settlement was $329.9 million.

   The Chartis U.S. Inc. companies which owned 21/st/ Century Insurance Group (a member company of PAG), recorded dividend income and a resulting intangible asset of approximately $527.5 million for the fair value of the PCG business, which was not subject to the PAG sale and was retained by the Chartis U.S. Inc. companies going forward. Additionally, capital contributions were received by the owners of 21/st/ Century Insurance Group of $184.6 million from Chartis U.S. as part of the tax sharing agreement. The Company's share of these transactions was divided income of $154.8 million and a capital contribution of $54.2 million.

   Following the sale of the PAG entities, which included the Company's ownership in 21st Century Insurance Group and AIIC, the Company received $319.1 million of the $1.7 billion of proceeds received by the Chartis U.S. Inc. companies. As a result of these transactions involving the sale of these PAG entities, the Company recorded a pre-tax loss of $120.9 million.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

   On June 30, 2008, AIUI paid a dividend representing its 25% ownership interest in AIIC to its owners, the Company, Chartis PC and the Insurance Company of the State of Pennsylvania (ISOP). The dividend paid to each of AIUI's owners was based on the proportionate ownership interest of AIUI by each company. As a result of this transaction, the Company recorded a dividend of $84,000 which valued AIIC as $76,283 and $7,707 of cash, while Chartis PC and ISOP each recorded their proportionate share. This transaction was designed to simplify the organization and provide an enhanced regulatory and legal platform.

   AMERICAN HOME CANADIAN BRANCH NOVATION
   --------------------------------------

   Effective November 1, 2008, the American Home Canadian Branch (the Branch) entered into an assumption reinsurance and asset purchase agreement with Chartis Insurance Company of Canada (formerly AIG Commercial Insurance Company of Canada) under which the existing and in-force policies of insurance issued by the Branch were novated to Chartis Insurance Company of Canada. Subsequent to the transfer, the Branch ceased operations and was dissolved. The transaction has been accounted for at fair value in accordance with Statement of Statutory Accounting Principles (SSAP) No. 25, Accounting for and Disclosures About Transactions with Affiliates and Other Related Parties, as it qualifies as an "economic transaction". The fair value of the liabilities assumed by Chartis Insurance Company of Canada was approximately $2,146,053. In connection with Chartis Insurance Company of Canada's assumption of such liabilities, the Branch transferred assets at fair value equal to the obligations assumed by AIGCIC less a balance representing intangible assets of approximately $75,693 which has been deferred and will be amortized over a 10 year period by American Home Assurance Company. In addition, a total ceding commission equal to $39,655 as well as an underwriting gain of $38,228, both of which are subject to the pooling agreement in which the Company participates, were recognized as an immediate gain by the pool participants. The Company's total gain, including $15,069 representing its share of the ceding commission, was $29,596.

   In relation to and prior to this transaction, Chartis U.S. Inc. contributed capital to Chartis Insurance Company of Canada in the amount of approximately $964,000. Chartis U.S. Inc. obtained such funding via dividends paid by the following entities:

       Company                                                   Dividend
       -------                                                   --------
       National Union Fire Insurance Company of Pittsburgh, Pa.. $299,000
       American Home Assurance Company..........................  170,000
       Commerce and Industry Insurance Company..................  103,000
       Chartis Property Casualty Company........................  103,000
       The Insurance Company of the State of Pennsylvania.......  122,000
       New Hampshire Insurance Company..........................  167,000

   During the fourth quarter of 2008 and subsequent to the transaction, the Branch repatriated its remaining net assets of $921,000 to American Home Assurance Company. American Home Assurance Company utilized $691,000 of this repatriated amount to pay a dividend to Chartis Insurance Company of Canada of $691,000. Subsequently, Chartis Insurance Company of Canada contributed such funds to the following entities in consideration for the dividends paid to originally fund the transaction:

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

 Company                                                   Capital Contribution
 -------                                                   --------------------
 National Union Fire Insurance Company of Pittsburgh, Pa..       $299,000
 Chartis Property Casualty Company........................        103,000
 The Insurance Company of the State of Pennsylvania.......        122,000
 New Hampshire Insurance Company..........................        167,000

F. OTHER RELATED PARTY TRANSACTIONS

   The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2010 and 2009 between the Company and any affiliated companies that exceeded half of one percent of the Company's admitted assets as of December 31, 2010 and 2009 and all capital contributions and dividends:

                                                                    Assets Received by       Assets Transferred by the
                                                                        the Company                   Company
                                                                --------------------------- ---------------------------
Date of                                        Name of
Transaction  Explanation of Transaction       Affiliate         Statement Value Description Statement Value Description
-----------  -------------------------- ----------------------- --------------- ----------- --------------- -----------
 03/05/10            Dividend                Chartis U.S. Inc.     $     --             --     $170,000        Cash
 04/07/10            Dividend                Chartis U.S. Inc.           --             --        6,238        Cash
 06/29/10            Dividend                Chartis U.S. Inc.           --             --      250,000        Cash
 09/08/10            Dividend                Chartis U.S. Inc.           --             --      120,000        Cash
 12/03/10            Dividend                Chartis U.S. Inc.           --             --      230,000        Cash
 10/20/10            Dividend                Chartis U.S. Inc.           --             --       46,895     Securities
 12/31/10            Dividend           (c)  Chartis U.S. Inc.           --             --       66,828     Securities
 10/01/10       Capital contribution    (b)  Chartis U.S. Inc.        7,130      In kind             --             --
 12/31/10       Capital contribution    (a)  Chartis U.S. Inc.       11,936      In kind             --             --
 Various        Capital contribution         Chartis U.S. Inc.        5,413      In kind             --             --
 12/31/10       Capital contribution    (d)  Chartis U.S. Inc.      750,000     Receivable           --             --
 12/31/10              Other            (d)  Chartis U.S. Inc.      842,206     Receivable      842,206     Securities
 03/22/10           Additional
                    investments                  Lexington               --                     210,000     Securities
 10/20/10         Dividend income                Lexington           46,895     Securities           --             --
 12/14/10         Dividend income                Lexington          210,000     Securities           --             --
 06/24/10           Purchase of
                    securities                 American Home        708,005     Securities      708,005        Cash

(a)Capital contributions in lieu of tax sharing agreement
(b)Merger of Audubon Insurance, Audubon Indemnity and NULA
(c)Transfer of ownership of Chartis Claims, Inc. See Note 5E.
(d)Refer to Note 13 on the transfer of interest in UGC and the subsequent contributed capital from Chartis U.S. Inc.

   On October 20, 2010, Lexington transferred its ownership of 35,000 shares of JI Accident and Fire Insurance Company, Ltd. to the Company as a dividend, which was valued at $46,895. On the same date the Company transferred these shares to its parent, Chartis U.S Inc. at the same value.

   The Company made an additional contribution to Lexington of $210,000 on March 22, 2010 and received a dividend from Lexington on December 14, 2010 of the same amount.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                     ASSETS RECEIVED BY   ASSETS TRANSFERRED BY
                                                                         THE COMPANY           THE COMPANY
                                                                    --------------------- ---------------------
DATE OF             EXPLANATION OF                 NAME OF          STATEMENT             STATEMENT
TRANSACTION           TRANSACTION                 AFFILIATE           VALUE   DESCRIPTION   VALUE   DESCRIPTION
-----------  -----------------------------  ----------------------- --------- ----------- --------- -----------
 07/31/09...           Dividend                  Chartis U.S. Inc.  $     --         --   $537,000     Cash
 07/01/09...     Capital contribution       (a)  Chartis U.S. Inc.    54,190    In kind         --       --
 12/31/09...     Capital contribution       (c)  Chartis U.S. Inc.    70,711    In kind         --       --
 09/30/09...     Capital contribution       (b)  Chartis U.S. Inc.   952,593    In kind         --       --
 Various....     Capital contribution            Chartis U.S. Inc.     9,907    In kind         --       --
 Various....    Additional investments                  UGC          125,884    In kind         --       --
 Various....      Sale of securities                   AHAC          585,381     Cash      594,895     Bond
 Various....      Sale of securities                    LEX          215,466     Cash      207,921     Bond

--------
(a)Related to sale of Personal Auto Group (PAG). See Note 5E.
(b)Sale of ILFC. Refer to Note 5E
(c)Capital contributions in lieu of tax sharing agreement

   In the ordinary course of business, the Company utilizes its affiliates for data center systems, investment services, salvage and subrogation, and claims management. The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred between the Company and its affiliates during 2010, 2009 and 2008 that exceeded half of one percent of the Company's admitted assets:

          For the years ended December 31,    2010     2009     2008
          --------------------------------  -------- -------- --------
               Chartis Claims, Inc......... $259,062 $270,160 $268,146
                                            -------- -------- --------
                  TOTAL.................... $259,062 $270,160 $268,146
                                            ======== ======== ========

   As of December 31, 2010 and 2009, short-term investments included amounts invested in the AIG Managed Money Market Fund of $980,277 and $1,882,260, respectively.

   As of December 31, 2010 and 2009, other invested assets included $882,045 and $936,167, respectively, of loans with an affiliate, Graphite. The proceeds from the loans were used by Graphite for the acquisition of life settlements, which ultimately serve as collateral of the outstanding loans. Refer to Note 3 for transactions relating to this liquidity facility.

   Federal and foreign income taxes receivable from affiliates as of December 31, 2010 and 2009 amounted to $34,361 and $261,158, respectively.

   During 2009 and 2008 the Company sold premium receivables without recourse to AI Credit Corporation (AICC) (a formerly wholly owned AIG subsidiary) and recorded losses on these transactions as follows:

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

                   As of December 31,         2009    2008
                   ------------------        ------- -------
                   Accounts receivable sold. $28,656 $75,661
                   Losses recorded..........     675   1,945

   AICC was purchased by an unaffiliated third party during 2009 and the outstanding receivables were sold by AICC to Risk Specialists Companies Insurance Agency, Inc. The Company did not sell any additional premiums receivable balances after the sale of AICC.

   As of December 31, 2010 and 2009, the Company had the following balances receivable/payable from/to its affiliates (excluding reinsurance transactions). These balances are net of non-admitted amounts of $45,998 and $163,135 respectively, at December 31, 2010 and 2009.

 As of December 31,                                          2010       2009
 ------------------                                       ---------- ----------
 Capital contributions receivable from Chartis U.S. Inc.. $1,592,206 $       --
 AIG Capital Corporation.................................         --  2,000,000
 Balances with pool member companies.....................    337,847    194,242
 Balances with less than 0.5% of admitted assets.........     96,916    245,844
                                                          ---------- ----------
 RECEIVABLE FROM PARENT, SUBSIDIARIES AND AFFILIATES      $2,026,969 $2,440,086
                                                          ========== ==========
 Balances with pool member companies..................... $  243,867 $  116,222
 Balances with less than 0.5% of admitted assets.........    124,094    212,532
                                                          ---------- ----------
 PAYABLE TO PARENT, SUBSIDIARIES AND AFFILIATES           $  367,961 $  328,754
                                                          ========== ==========

   On March 31, 2005 the Company and certain of its affiliates entered into a settlement agreement with an insured to release all the asbestos claims and other products coverage potentially available under the applicable insurance policies by making specified payments to the insured on a quarterly basis from March 2005 to December 2016. Between March 31, 2006 and March 25, 2008 the insured entered into a series of receivable sale agreements with AICC whereby AICC purchased the insured's March 2006 to December 2016 receivables of $365,000 for $278,930. The Company did not reduce its loss reserves for the agreements between the insured and AICC.

   On October 27, 2009 AIG Funding, Inc. (AIGF) entered into an assignment and assumption agreement with AICC whereby AIGF assumed the remaining outstanding receivables from AICC, at net book value, as a partial payment against outstanding intercompany loan principal balances owed to AIGF by AICC. The amount, at net book value, was $225,962.

   Refer to Notes 3, 4, 6, 7, 8, 9, 10 and 13 for other disclosures on transactions with related parties.

G. EVENTS OCCURRING AT THE AIG LEVEL

   In September 2008, AIG experienced a severe strain on its liquidity that resulted in AIG, on September 22, 2008, entering into an $85 billion revolving credit facility and a guarantee and pledge agreement with the Federal

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

   Reserve Bank of New York (the "FRBNY"). The credit facility obligations were guaranteed by certain subsidiaries of AIG and the obligations were secured by a pledge of certain assets of AIG and its subsidiaries. Pursuant to the credit facility agreement, on March 4, 2009, AIG issued 100,000 shares of Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share (the "Series C Preferred Stock"), to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"). In November 2008 and April 2009, AIG issued preferred securities to the United States Department of the Treasury ("Department of the Treasury") under the Troubled Asset Relief Program ("TARP").

   On January 14, 2011, AIG completed a series of integrated transactions (the "Recapitalization") with the FRBNY, the Department of the Treasury, and the Trust to recapitalize AIG. As part of the Recapitalization, AIG repaid to the FRBNY approximately $21 billion in cash, representing complete repayment of all amounts owing under the FRBNY credit facility, and the FRBNY credit facility was terminated. In addition, (i) the shares of the Series C Preferred Stock held by the Trust were exchanged for 562,868,096 shares of AIG common stock and were subsequently transferred by the Trust to the Department of the Treasury; (ii) the shares of AIG's Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share, held by the Department of the Treasury were exchanged for 924,546,133 shares of AIG common stock; and (iii) the shares of AIG's Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share, held by the Department of the Treasury were exchanged for (a) preferred interests in two special purpose vehicles, (b) 20,000 shares of AIG's Series G Cumulative Mandatory Convertible Preferred Stock, par value $5.00 per share, a new series of TARP preferred stock, and (c) 167,623,733 shares of AIG common stock. As a result of the Recapitalization, the Department of the Treasury held 1,655,037,962 shares of newly issued AIG common stock, representing ownership of approximately 92 percent of the outstanding AIG common stock at December 31, 2010. After the share exchange and distribution were completed, the Trust terminated pursuant to the terms and conditions of the agreement that established the Trust. It is expected that over time the Department of the Treasury will sell its shares of AIG common stock on the open market.

NOTE 6 - REINSURANCE
--------------------

In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the Company's maximum loss on catastrophes and large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its respective participation in such defaulted amounts. The Company purchased catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

During 2010, 2009 and 2008, the Company's net premiums written and net premiums earned were comprised of the following:

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

For the years ended December 31,           2010                    2009                    2008
--------------------------------  ----------------------- ----------------------- -----------------------
                                    WRITTEN     EARNED      WRITTEN     EARNED      WRITTEN     EARNED
                                  ----------- ----------- ----------- ----------- ----------- -----------
 Direct premiums................. $ 7,046,534 $ 7,178,068 $ 6,293,106 $ 6,258,037 $ 6,346,614 $ 5,967,292
 Reinsurance premiums assumed:
    Affiliates...................  10,393,789  11,337,854  13,353,275  15,167,769  17,910,581  20,121,728
    Non-affiliates...............     365,317     408,156     560,836     632,527     301,155     503,276
                                  ----------- ----------- ----------- ----------- ----------- -----------
        GROSS PREMIUMS...........  17,805,640  18,924,078  20,207,217  22,058,333  24,558,350  26,592,296
                                  ----------- ----------- ----------- ----------- ----------- -----------
 Reinsurance premiums ceded:
    Affiliates...................  11,491,912  12,162,924  13,322,772  14,740,688  16,925,631  18,259,644
    Non-affiliates...............   1,604,992   1,516,668   1,140,940   1,246,179   1,053,565   1,067,568
                                  ----------- ----------- ----------- ----------- ----------- -----------
        NET PREMIUMS............. $ 4,708,736 $ 5,244,486 $ 5,743,505 $ 6,071,466 $ 6,579,154 $ 7,265,084
                                  =========== =========== =========== =========== =========== ===========

The maximum amount of return commissions which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2010 and 2009 with the return of the unearned premium reserve is as follows:

                     ASSUMED REINSURANCE    CEDED REINSURANCE           NET
                    --------------------- --------------------- -------------------
                     UNEARNED              UNEARNED             UNEARNED
                     PREMIUM   COMMISSION  PREMIUM   COMMISSION PREMIUM  COMMISSION
                     RESERVES    EQUITY    RESERVES    EQUITY   RESERVES   EQUITY
                    ---------- ---------- ---------- ---------- -------- ----------
December 31, 2010:
   Affiliates...... $6,851,086 $  795,609 $6,655,509 $  754,459 $195,577  $41,150
   Non affiliates..    553,275     64,251    487,769     55,293   65,506    8,958
                    ---------- ---------- ---------- ---------- --------  -------
   TOTALS.......... $7,404,361 $  859,860 $7,143,278 $  809,752 $261,083  $50,108
                    ========== ========== ========== ========== ========  =======
December 31, 2009:
   Affiliates...... $7,795,151 $1,036,216 $7,324,831 $  980,942 $470,320  $55,274
   Non affiliates..    596,114     79,242    399,445     53,492  196,669   25,750
                    ---------- ---------- ---------- ---------- --------  -------
   TOTALS.......... $8,391,265 $1,115,458 $7,724,276 $1,034,434 $666,989  $81,024
                    ========== ========== ========== ========== ========  =======

As of December 31, 2010 and 2009, and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


                        UNEARNED PREMIUM PAID LOSSES AND RESERVES FOR LOSSES
                            RESERVES           LAE             AND LAE
                        ---------------- --------------- -------------------
    December 31, 2010:
       Affiliates......    $6,655,509       $100,616         $32,174,635
       Non-affiliates..       487,769        315,516           3,351,435
                           ----------       --------         -----------
       Total...........    $7,143,278       $416,132         $35,526,070
                           ==========       ========         ===========
    December 31, 2009:
       Affiliates......    $7,324,831       $150,519         $33,903,933
       Non-affiliates..       399,445        348,229           3,203,311
                           ----------       --------         -----------
       TOTAL...........    $7,724,276       $498,748         $37,107,244
                           ==========       ========         ===========

The Company's unsecured reinsurance recoverables as of December 31, 2010 in excess of 3.0% of its capital and surplus is set forth in the table below:

                                                      NAIC CO.
      REINSURER                                         CODE     AMOUNT
      ---------                                       -------- -----------
      Affilliates:
         National Union Pool.........................  19380   $37,947,714
         AIU Insurance Company.......................     --       112,655
         American International Reinsurance Co. Ltd..     --        33,791
         Ascot Syndicate Lloyd's 1414................     --         1,659
         Chartis Europe SA...........................     --        19,032
         Chartis Insurance Company - Puerto Rico.....  31674         1,040
         Chartis Insurance Company of Canada.........     --         5,798
         Chartis Insurance UK Ltd....................     --        10,081
         Chartis Overseas Ltd........................              537,783
         Chartis Select Insurance Company............  10932         3,864
         Chartis Specialty Insurance Company.........  26883         3,818
         Lexington Insurance Company.................  19437        15,899
         United Guaranty Insurance Company...........  11715        34,333
         US Life Insurance Company of NY.............  60607         2,303
         Other affiliates less than $1.0 million.....     --         3,645
                                                               -----------
         TOTAL AFFILIATES............................          $38,733,415
                                                               -----------
      Non-affilliates:...............................                   --
                                                               -----------
         TOTAL AFFILIATES AND NON-AFFILIATES.........          $38,733,415
                                                               ===========

During 2010, 2009, and 2008, the Company reported in its Statements of Income statutory losses of $142,835, $11,466, and $173, respectively, as a result of losses incurred from commutations with the below reinsurers. The 2010 loss was comprised of losses incurred $142,934, commissions incurred $(103) and premiums earned $(4); the 2009 and 2008 losses were from losses incurred.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


  COMPANY                                                 2010    2009   2008
  -------                                               -------- ------- ----
  American International Reinsurance Company, Ltd. (a). $138,942 $10,855 $ --
  Continental Casualty Company.........................    1,340      --   --
  Reliastar Life Insurance Company.....................    1,368      --   --
  Other reinsurers less than $1.0 million..............    1,185     611  173
                                                        -------- ------- ----
  TOTAL                                                 $142,835 $11,466 $173
                                                        ======== ======= ====

Effective April 1, 2010, the Company commuted a multi year reinsurance agreement with AIRCO. The commutation resulted in the members of the Commercial Pool recapturing loss and LAE reserves of $2,576,715 in exchange for consideration of $2,211,079, resulting in a loss of $365,636, which was pooled in accordance with the pooling agreement. The commutation was approved by the New York and Pennsylvania Insurance Departments. The Company recorded its share of these transactions based upon its stated pool percentage, as follows:

                                                 COMPANY'S POOLED
                                        TOTAL       ALLOCATION
                                      ---------- ----------------
               Liabilities:..........
                  Outstanding losses. $2,576,715     $979,152
                                      ==========     ========
               P&L:
                  Paid losses........    365,636      138,942
                                      ==========     ========
                  Net cash........... $2,211,079     $840,210
                                      ==========     ========

As of December 31, 2010 and 2009, the Company had reinsurance recoverables on paid losses in dispute of $122,296 and $135,255, respectively.

During 2010, 2009 and 2008, the Company wrote-off reinsurance recoverable balances of $(1,292), $9,450 and $(5,178), respectively.

As described in Note 5, the Company is party to an inter-company pooling agreement. In the ordinary course of business, the Company also assumes business, primarily from affiliated entities. As of December 31, 2010 and 2009, the Company's premium receivable and losses payable on assumed business are as follows:

2010
----
                                                               AFFILIATE NON-AFFILIATE  TOTAL
                                                               --------- ------------- --------
Premiums in course of collection.............................. $155,068     $12,648    $167,716
Reinsurance payable on paid loss and loss adjustment expenses.  158,679       5,019     163,698

2009
----
                                                               AFFILIATE NON-AFFILIATE  TOTAL
                                                               --------- ------------- --------
Premiums in course of collection.............................. $184,440     $26,399    $210,839
Reinsurance payable on paid loss and loss adjustment expenses.  232,372      12,491     244,863

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


The primary components of the affiliated assumed reinsurance balances summarized above, and excluding members of the Commercial Pool, related to reinsurance agreements with the following:

                                                         2010                               2009
                                          ---------------------------------- ----------------------------------
                                          Premiums in Reinsurance payable on Premiums in Reinsurance payable on
                                           course of    paid loss and loss    course of    paid loss and loss
                                          collection   adjustment expenses   collection   adjustment expenses
                                          ----------- ---------------------- ----------- ----------------------
Chartis Europe SA........................   $ 7,963          $12,642           $ 1,830          $    --
Chartis Insurance Company of Puerto Rico.    11,222              328             1,044              421
Chartis Insurance UK Ltd.................    11,848            4,277             8,759            4,483
Chartis Overseas Ltd.....................    15,554           21,167            11,946            9,266
Chartis Specialty........................       410              630            45,094           80,087
Lexington................................    17,333           18,715            21,846           19,860
National Union Insurance Company of
  Vermont................................        50           16,160            (7,392)          16,260
United Guaranty Residential Insurance
  Company................................       258           21,700               515               --

Effective January 1, 2010, Chartis Specialty commuted its quota share and stop loss reinsurance agreements with the Company. In accordance with the commutation agreement, the Company transferred cash and securities totaling $4,041,671 to Chartis Specialty, and in accordance with the pooling agreement, was reimbursed by the other pool participants. This amount was net of a ceding commission of $220,094. The Company recorded its share of these transactions based upon its stated pool percentage and reported the net impact on its financial statements from these transactions as follows:

                                                    COMPANY'S POOLED
                                           TOTAL       ALLOCATION
                                         ---------- ----------------
           Liabilities:
              Outstanding losses........ $3,278,251    $1,245,735
              Unearned premium reserves.    933,787       354,839
              Other.....................     49,727        18,896
                                         ----------    ----------
                                          4,261,765     1,619,470
                                         ----------    ----------
           P&L:
              Ceding commission.........    220,094        83,636
                                         ----------    ----------
              Net cash and securities... $4,041,671    $1,535,834
                                         ==========    ==========

NOTE 7 - DEPOSIT ACCOUNTING ASSETS AND LIABILITIES
--------------------------------------------------

Certain of the products offered by the Company include funding components or have been structured in a manner such that little or no insurance risk is transferred. Funds received in connection with these arrangements are recorded as deposit liabilities, rather than premiums and incurred losses. In addition, the Company has entered into several ceded reinsurance arrangements, both treaty and facultative, which were determined to be deposit agreements. Conversely, funds paid in connection with these arrangements are recorded as deposit assets, rather than as ceded premiums and ceded incurred losses.

As of December 31, 2010 and 2009, the Company's deposit assets and liabilities were comprised of the following:

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


                             DEPOSIT   DEPOSIT   FUNDS HELD FUNDS HELD
                             ASSETS  LIABILITIES   ASSETS   LIABILITIES
                             ------- ----------- ---------- -----------
         December 31, 2010:
            Direct..........  $ --    $106,240    $   333     $   --
            Assumed.........    --      94,201     93,100         --
            Ceded...........   724          --         --      1,045
                              ----    --------    -------     ------
            TOTAL...........  $724    $200,441    $93,433     $1,045
                              ====    ========    =======     ======

                             DEPOSIT   DEPOSIT   FUNDS HELD FUNDS HELD
                             ASSETS  LIABILITIES   ASSETS   LIABILITIES
                             ------- ----------- ---------- -----------
         December 31, 2009:
            Direct.......... $   --   $ 93,380    $    --       $--
            Assumed.........     --     95,014     93,433        --
            Ceded...........  1,684         --         --        --
                             ------   --------    -------       ---
            TOTAL........... $1,684   $188,394    $93,433       $--
                             ======   ========    =======       ===

A reconciliation of the Company's deposit asset and deposit liabilities as of December 31, 2010 and 2009 is set forth in the table below:

                                                                      2010                  2009
                                                              -------------------- ---------------------
                                                              DEPOSIT    DEPOSIT    DEPOSIT     DEPOSIT
                                                              ASSETS   LIABILITIES  ASSETS    LIABILITIES
                                                              -------  ----------- ---------  -----------
BALANCE AT JANUARY 1                                          $ 1,684   $188,394   $ 559,534   $198,765
   Deposit activity, including loss recoveries...............  (1,712)     8,823    (625,704)    (8,404)

   Interest income or expense, net of amortization of margin.     752      3,224      25,825     (1,967)
   Non-admitted asset portion................................      --         --      42,029         --
                                                              -------   --------   ---------   --------
BALANCE AT DECEMBER 31                                        $   724   $200,441   $   1,684   $188,394
                                                              =======   ========   =========   ========

                                      2010                   2009
                             ---------------------- ---------------------
                             FUNDS HELD FUNDS HELD  FUNDS HELD FUNDS HELD
                               ASSETS   LIABILITIES   ASSETS   LIABILITIES
                             ---------- ----------- ---------- -----------
     BALANCE AT JANUARY 1     $93,433     $   --     $93,433    $ 510,960
        Contributions.......       --      1,045          --          377
        Withdrawals.........       --         --          --     (533,982)
        Interest............       --         --          --       22,645
                              -------     ------     -------    ---------
     BALANCE AT DECEMBER 31   $93,433     $1,045     $93,433    $      --
                              =======     ======     =======    =========

The Company also reinsures risks and assumes reinsurance from other affiliates. As agreed upon with PA SAP, transactions with Union Excess Reinsurance Company Ltd. (Union Excess) are treated as affiliated.

On December 16, 2009, all contracts ceded by the Company directly or indirectly to Union Excess were commuted and the net balances among all the parties have been settled. As a result of such settlement of balances, the Company received net cash of $46,273, securities of $2,416, and the release of $303,085 of funds held liabilities for the settlement of deposit assets of $407,410 with a non-admitted portion of $42,029. Also, during 2009, loss recoveries

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

from Union Excess resulted in decreases in deposit assets and funds held liabilities of $230,897. The net effect of these transactions was to reduce surplus to policyholders by $13,607.

The Company also holds a note from Union Excess in the amount of $39,065. The note is secured by the proceeds of a certain swap transaction between Union Excess and Starr International Company, Inc. (SICO). SICO is contesting liability under the swap; as such, the Company has provided a 100% valuation allowance.

During 2008, the Company commuted deposit balances of $49,917 with a participant in the Union Excess reinsurance programs, resulting in no gain or loss to the Company, and balances of $149,584 with European Reinsurance Company Ltd., resulting in a loss of $2,452.

NOTE 8 - FEDERAL INCOME TAXES
-----------------------------

The Company files a consolidated U.S. federal income tax return with the Ultimate Parent, AIG. AIG's domestic subsidiaries can be found on Schedule Y of the Company's annual statement.

The Company has a written tax sharing agreement with Chartis, Inc. ("Subgroup Parent"), which was amended, effective January 1, 2010, which provides that Subgroup Parent will not charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company if it had filed a separate federal income tax return. Subgroup Parent also has a separate tax sharing agreement with AIG ("Parent") , which provides that AIG will not charge Subgroup Parent a greater portion of the consolidated tax liability than would have been paid by the Chartis Subgroup if it had filed a separate federal income tax return. Additionally, the Company's amended tax sharing agreement contains the following significant requirements:

    . A tax Subgroup was formed with Chartis, Inc. as the Subgroup Parent. The Company will settle inter-company income taxes with the Subgroup Parent as if the Company were filing its own separate federal income tax return. Any net liability will be settled with the Subgroup Parent in accordance with federal estimated tax payment requirements with final payments/refunds paid within 90 days after Subgroup Parent makes or receives a final payment to or receipt of refund from Parent.

    . Any tax realized by the Company from triggering a deferred inter-company gain (as determined under Treasury regulation Section 1.1502-13) in which no consideration was received will be paid by the Subgroup Parent.

    . Chartis, Inc. assumes the Company's Tax Reserves in a deemed capital contribution transaction. Tax Reserves mean any liability recorded in accordance with Financial Accounting Standards Board Interpretation
       No. 48 - Accounting for Uncertainty in Income Taxes (FIN 48) and any tax liability recorded as the result of an agreed upon adjustment with the tax authorities, except ones arising as a result of errors or omissions.

The Company had a prior tax sharing agreement in place during the 2008 and 2009 years with Chartis, Inc. The key differences between the 2008 and 2009 tax sharing agreement and the 2010 tax sharing agreement are: (i) the Company had to pay its separate federal income tax liability without taking into account tax credits, whereas they may take into account tax credits under the 2010 tax sharing agreement; (ii) the Company did not have to pay for any tax arising from gains from Qualifying Transactions (which were defined as deferred intercompany gains as defined in Treas. Reg. (S)1.1502-13 from the sale of stock or substantially all the assets of an operating subsidiary), whereas the 2010 agreement

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

only exempts for deferred intercompany transactions for which no consideration was received; (iii) the Company did not have to pay for tax any tax arising from Asset Sales (which were defined in the Fed Credit Agreement between AIG and the Federal Reserve), so long as the net proceeds were remitted to AIG, whereas the 2010 agreement deletes references to Asset Sales since AIG has met its obligations under the Federal Reserve Credit Agreement, and (iv) the Company was paid for the use by the Subgroup of the Company's excess attributes that were utilized by the Subgroup, but under the 2010 agreement, the Company must be able to utilize the asset on its own separate company liability basis.

The federal income tax recoverable/payable in the accompanying statement of admitted assets, liabilities, capital and surplus are due to/from Chartis Inc. The statutory U.S. federal income tax rate is 35% at December 31, 2010.

The components of the Company's net deferred tax assets/liabilities ("DTA"/"DTL") as of December 31, 2010 and 2009 are as follows:

                              DECEMBER 31, 2010                  DECEMBER 31, 2009                     CHANGE
                      ---------------------------------  --------------------------------  ------------------------------
DESCRIPTION            ORDINARY    CAPITAL      TOTAL     ORDINARY   CAPITAL      TOTAL    ORDINARY   CAPITAL     TOTAL
-----------           ----------  ---------  ----------  ---------  ---------  ----------  --------  ---------  ---------
Gross
  deferred
  tax
  assets              $1,398,603  $ 573,242  $1,971,845  $ 944,949  $ 358,087  $1,303,036  $453,654  $ 215,155  $ 668,809
Less
  statutory
  valuation
  allowance               19,655    312,786     332,441         --         --          --    19,655    312,786    332,441
                      ----------  ---------  ----------  ---------  ---------  ----------  --------  ---------  ---------
Adjusted
  Gross
  Deferred
  Tax
  Assets               1,378,948    260,456   1,639,404    944,949    358,087   1,303,036   433,999    (97,631)   336,368
Gross
  deferred
  tax
  liabilities           (121,752)  (260,456)   (382,208)   (81,360)        --     (81,360)  (40,392)  (260,456)  (300,848)
                      ----------  ---------  ----------  ---------  ---------  ----------  --------  ---------  ---------
Net
  deferred
  tax
  asset/(liabilities)  1,257,196         --   1,257,196    863,589    358,087   1,221,676   393,607   (358,087)    35,520
Deferred
  tax
  assets
  nonadmitted           (256,859)        --    (256,859)  (286,532)  (247,846)   (534,378)   29,673    247,846    277,519
                      ----------  ---------  ----------  ---------  ---------  ----------  --------  ---------  ---------
Net
  admitted
  deferred
  tax
  assets              $1,000,337  $      --  $1,000,337  $ 577,057  $ 110,241  $  687,298  $423,280  $(110,241) $ 313,039
                      ==========  =========  ==========  =========  =========  ==========  ========  =========  =========

The Company has elected to admit DTAs pursuant to paragraph 10.e. It recorded an increase in admitted DTAs as the result of its election to employ the provision of Paragraph 10.e. as follows:

                 DECEMBER 31, 2010         DECEMBER 31, 2009                CHANGE
             ------------------------- ------------------------- ---------------------------
DESCRIPTION  ORDINARY CAPITAL  TOTAL   ORDINARY CAPITAL  TOTAL   ORDINARY  CAPITAL    TOTAL
-----------  -------- ------- -------- -------- ------- -------- -------- --------  --------
Increase
  in DTA
  from
  carried
  back
  losses
  that
  reverse
  in
  subsequent
  three
  calendar
  years
  that
  are
  carried
  back to
  recoup
  taxes      $     --   $--   $     --       -- $10,756 $ 10,756 $     -- $(10,756) $(10,756)
Increase
  in DTA
  from
  the
  lesser
  of
  adjusted
  gross
  DTAs
  realizable
  within
  36
  months
  or 15%
  of
  statutory
  surplus     599,502    --    599,502  232,118      --  232,118  367,384       --   367,384
Increase
  in DTA
  from
  adjusted
  gross
  DTAs
  that
  can be
  offset
  against
  DTLs             --    --         --       --      --       --       --       --        --
             --------   ---   -------- -------- ------- -------- -------- --------  --------
Total
  Increase
  in DTA
  admitted
  pursuant
  to
  Paragraph
  10.e       $599,502   $--   $599,502 $232,118 $10,756 $242,874 $367,384 $(10,756) $356,628
             ========   ===   ======== ======== ======= ======== ======== ========  ========

The amount of admitted deferred tax assets, admitted assets, statutory surplus and total adjusted capital in the risk-based capital calculation resulting from the use of paragraph 10.a., 10.b., 10.c., 10.e. are as follows:

                 DECEMBER 31, 2010          DECEMBER 31, 2009                CHANGE
             -------------------------- ------------------------- ---------------------------
DESCRIPTION  ORDINARY CAPITAL   TOTAL   ORDINARY CAPITAL  TOTAL   ORDINARY  CAPITAL    TOTAL
-----------  -------- -------- -------- -------- ------- -------- -------- --------  --------
Carried
  back
  losses
  that
  reverse
  in
  subsequent
  calendar
  year       $     -- $     -- $     --       -- $99,485 $ 99,485      --  $(99,485) $(99,485)
The
  lesser
  of
  adjusted
  gross
  DTAs
  realizable
  within
  12
  months
  or 10%
  of
  statutory
  surplus     400,835       --  400,835  344,939      --  344,939  55,896        --    55,896
Adjusted
  gross
  DTAs
  that
  can be
  offset
  against
  DTLs        121,752  260,456  382,208   81,360      --   81,360  40,392   260,456   300,848
             -------- -------- -------- -------- ------- -------- -------  --------  --------
Total DTA
  admitted
  to
  Paragraphs
  10.a,
  10.b
  and 10.c   $522,587 $260,456 $783,043 $426,299 $99,485 $525,784 $96,288  $160,971  $257,259
             ======== ======== ======== ======== ======= ======== =======  ========  ========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


Admission Calculation Components
SSAP No. 10R, Paragraph 10.e

Carried back losses
  that reverse in
  subsequent three
  calendar years      $       --  $      --  $       --  $     --  $ 10,756 $ 10,756  $     --  $ (10,756) $ (10,756)
The lesser of
  adjusted gross
  DTAs realizable
  within 36 months
  or 15% of
  statutory
  surplus............    599,502         --     599,502   232,118        --  232,118   367,384         --    367,384
Adjusted gross DTAs
  that can be offset
  against DTLs.......         --         --          --        --        --       --        --         --         --
                      ----------  ---------  ----------  --------  -------- --------  --------  ---------  ---------
Total DTA admitted
  to Paragraph
  10.e...............    599,502         --     599,502   232,118    10,756  242,874   367,384    (10,756)   356,628
                      ----------  ---------  ----------  --------  -------- --------  --------  ---------  ---------
Total DTA Admitted
  Under SSAP
  No. 10R............  1,122,090    260,456   1,382,546   658,417   110,241  768,658   463,672    150,215    613,887
Total DTL............   (121,752)  (260,456)   (382,208)  (81,360)       --  (81,360)  (40,392)  (260,456)  (300,848)
                      ----------  ---------  ----------  --------  -------- --------  --------  ---------  ---------
Net Admitted
  DTA................ $1,000,337  $      --  $1,000,337  $577,057  $110,241 $687,298  $423,280  $(110,241) $ 313,039
                      ==========  =========  ==========  ========  ======== ========  ========  =========  =========

Used in SSAP No. 10R, Par. 10 d

Total adjusted capital... --  --  11,532,762 --  --  12,023,123 --  --  (490,361)
                                  ----------         ----------         --------
Authorized Control Level. --  --   2,963,797 --  --   2,573,012 --  --   390,785
                                  ----------         ----------         --------

The following table provides the Company's assets, capital and surplus, and RBC information with the DTA calculated under SSAP No. 10R paragraphs 10(a) to 10(c) and the additional DTA determined under SSAP No. 10R paragraph 10e:

                          DECEMBER 31, 2010              DECEMBER 31, 2009                   CHANGE
                    ------------------------------ ----------------------------- -----------------------------
DESCRIPTION          ORDINARY  CAPITAL    TOTAL    ORDINARY CAPITAL     TOTAL    ORDINARY  CAPITAL     TOTAL
-----------         ---------- ------- ----------- -------- -------- ----------- -------- ---------  ---------
SSAP No. 10R, Paragraphs 10.a, 10.b, and 10.c

Admitted deferred
  tax assets....... $  400,835   $--   $   400,835 $344,939 $ 99,485 $   444,424 $ 55,896 $ (99,485) $ (43,589)
                    ----------   ---   ----------- -------- -------- ----------- -------- ---------  ---------
Admitted assets....         --    --    31,648,572       --       --  31,788,992       --        --   (140,420)
Adjusted statutory
  surplus..........         --    --    12,141,313       --       --  12,415,486       --        --   (274,173)
Total adjusted
  capital from
  DTA..............         --    --    12,141,313       --       --  12,415,486       --        --   (274,173)

Increased amounts due to SSAP No. 10R, Paragraph 10.e

Admitted deferred
  tax assets.......  1,000,337    --     1,000,337  577,057  110,241     687,298 $423,280 $(110,241) $ 313,039
                    ----------   ---   ----------- -------- -------- ----------- -------- ---------  ---------
Admitted assets....         --    --    32,248,074       --       --  32,031,866       --        --    216,208
Statutory surplus..         --    --    12,740,815       --       --  12,658,360       --        --     82,455

The Company has employed tax planning strategies in determining the amount of adjusted gross and net admitted deferred tax assets. Tax planning strategies increased ordinary adjusted gross DTAs to $1,639,404 and net admitted DTAs to $1,000,337. Tax planning strategies increased capital adjusted gross DTAs to $260,456 but had no impact upon net admitted capital DTAs, all of which were non-admitted.

During 2010, 2009 and 2008, the Company's current income tax expense/(benefit) was comprised of the following:

    FOR THE YEARS ENDED DECEMBER 31,             2010      2009      2008
    --------------------------------           -------  ---------  --------
    Federal Income Tax........................ $11,537  $(384,905) $ 67,928
    Foreign Income Tax........................  (9,078)     6,290        --
                                               -------  ---------  --------
       Subtotal...............................   2,459   (378,615)   67,928
    Federal Income Tax on Net Capital Gains...  17,767    930,452   (13,526)
    Other - Including return to provision.....  (6,049)     1,479   (28,151)
                                               -------  ---------  --------
    Federal and Foreign Income Taxes Incurred. $14,177  $ 553,316  $ 26,251
                                               =======  =========  ========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

The composition of the Company's net deferred tax assets as of December 31, 2010 and 2009, along with the changes in deferred income taxes for 2010, is set forth in the table below:

Deferred tax assets:

                                               2010        2009      CHANGE
  ORDINARY                                  ----------  ---------  ---------
     Loss Reserve Discount................. $  359,135  $ 353,686  $   5,449
     Non -Admitted Assets..................    188,669    227,374    (38,705)
     Unearned Premium Reserve..............    209,756    247,259    (37,503)
     Pension Adjustments...................     24,777         --     24,777
     Bad Debt Expense......................     90,090     94,049     (3,959)
     Net Operating Loss....................    462,168         --    462,168
     Foreign Tax Credits...................     14,890      2,109     12,781
     Deferred Tax of Foreign entities......     38,067      7,287     30,780
     Other Temporary difference............     11,051     13,185     (2,134)
                                            ----------  ---------  ---------
                  Subtotal                   1,398,603    944,949    453,654

  Statutory valuation allowance adjustment.    (19,655)        --    (19,655)
  Nonadmitted..............................   (256,859)  (286,532)    29,673
                                            ----------  ---------  ---------
  Admitted ordinary deferred tax assets....  1,122,089    658,417    463,672
                                            ----------  ---------  ---------
  Capital

     Investments Writedown.................    264,773    352,568    (87,795)
     Deferred intercompany loss............     40,792         --     40,792
     Net capital loss carry-forward........    140,007         --    140,007
     Unrealized capital losses.............    125,171      5,519    119,652
     Other Temporary difference............      2,499         --      2,499
                                            ----------  ---------  ---------
                  Subtotal                    573,242     358,087    215,155

  Statutory valuation allowance adjustment.   (312,786)        --   (312,786)
  Nonadmitted..............................         --   (247,846)   247,846
                                            ----------  ---------  ---------
  Admitted capital deferred tax assets.....    260,456    110,241    150,215
                                            ----------  ---------  ---------
  Total admitted deferred tax assets....... $1,382,545  $ 768,658  $ 613,887
                                            ==========  =========  =========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


Deferred tax liabilities:

                                                 2010        2009      CHANGE
                                              ----------  ---------  ----------
   Ordinary..................................
       Investments........................... $  (26,341) $ (29,524) $    3,183
       Pension...............................         --     (9,858)      9,858
       Depreciation..........................     (8,532)   (16,695)      8,163
       Partnerships..........................    (23,893)    (6,590)    (17,303)
       Other (including items <5% of
         total ordinary tax liabilities).....    (62,986)   (18,693)    (44,293)
                                              ----------  ---------  ----------
               SUBTOTAL                        (121,752)   (81,360)   (40,392)

   Capital...................................
       Unrealized capital gains..............   (260,456)        --    (260,456)
                                              ----------  ---------  ----------
               SUBTOTAL                        (260,456)      --      (260,456)
                                              ----------  ---------  ----------
   Total deferred tax liabilities............ $ (382,208) $ (81,360) $ (300,848)
                                              ----------  ---------  ----------
Net admitted deferred tax
  assets/(liabilities):...................... $1,000,337  $ 687,298  $  313,039
                                              ==========  =========  ==========

The change in net deferred tax assets is comprised of the following: (this analysis is exclusive of nonadmitted assets as the Change in Nonadmitted Assets is reported separately from the Change in Net Deferred Income Taxes in the surplus section of the Annual Statement):

  DESCRIPTION                                 2010        2009       CHANGE
  -----------                              ----------  ----------  ---------
  Total deferred tax assets............... $1,639,404  $1,303,036  $ 336,368
  Total deferred tax liabilities..........   (382,208)    (81,360)  (300,848)
                                           ----------  ----------  ---------
  Net deferred tax asset..................  1,257,196   1,221,676     35,520
  Remove deferred tax
    assets/(liabilities) - SSAP 3.........    216,082     152,685     63,397
  Remove deferred tax
    assets/(liabilities) - unrealized.....    (82,275)    (19,233)   (63,042)
                                                                   ---------
  Total Change In Deferred Tax............                            35,165
                                                                   =========

                                             CURRENT    DEFERRED     TOTAL
                                           ----------  ----------  ---------
  SSAP 3 Impact:
     SSAP 3 - General Items...............    (63,838)    141,159     77,321
     SSAP 3 - Unrealized Gain/Loss........         --     (77,762)   (77,762)
                                           ----------  ----------  ---------
     Total SSAP 3.........................    (63,838)     63,397       (441)
     SSAP 3 - Non-Admitted Impact.........       (718)     25,200     24,482
                                           ----------  ----------  ---------
  Total SSAP 3 Impact..................... $  (64,556) $   88,597  $  24,041
                                           ==========  ==========  =========

Statutory Valuation Allowance

Under SSAP 10R, statutory gross deferred tax assets must be reduced to the extent it is determined that valuation allowance would be required under U.S. GAAP valuation allowance principles pursuant to Accounting Standard Codification (ASC) 740, Income Taxes. Significant judgment is required in determining the provision for income taxes and, in particular, in the assessment of whether and in what magnitude a valuation allowance should be recorded. At December 31, 2010, the Company recorded gross deferred tax assets before valuation allowance of $1,971,845 and

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

established a valuation allowance of $19,655 and $312,786 relating to ordinary and capital deferred tax assets, respectively. This is based on the Company's expectation based on a "more likely than not" standard in measuring its ability to realize its gross deferred tax assets reported on the Company's statement of admitted assets at December 31, 2010.

The Company's methodology for determining the realizability of gross deferred tax assets involved estimates of future taxable income from the Company's core insurance business. These estimates were projected through the life of the related deferred tax assets based on assumptions that the Company believes to be reasonable and consistent with current operating results. In concluding that a portion of the statutory gross deferred tax assets are realizable under the U.S. GAAP valuation allowance model, the Company considered both the positive and negative evidence regarding its ability to generate sufficient taxable income to realize the reported adjusted deferred tax assets.

Negative evidence included (i) the existence of cumulative losses in recent years, including losses related to adverse development in 2009 and 2010 of $1,062,000 and $1,645,000, respectively; (ii) the risk that the Company will not be able to execute upon on all of its strategies and actions in the anticipated timeframe; (iii) that Chartis is unable to continue generating profits from the foreign insurance business which the Company has asserted that it can reinsure into the Company; and, (iv) that the Company is unable to identify securities earning the investment yields contemplated in the projections and strategies which represented yields ranging from 4.5% to 8%.

Positive evidence included the availability of prudent and feasible tax planning strategies and AIG's, Chartis' and the Company's intention to execute on tax planning actions and the strategies, if required, that would allow the Company to generate taxable income in order to realize the statutory gross deferred tax assets. These strategies include (i) converting tax-exempt investment income to taxable; (ii) investing available resources into higher yielding assets, and (iii) redirecting some of Chartis' historically profitable foreign insurance business into the U.S. Commercial Pool.

In addition, the tax planning actions reflected in the Company's assessment of realizability included (i) reducing the Company's exposure to its volatile loss reserves on asbestos and excess workers' compensation through the Eaglestone transaction discussed at Note 13, and (ii) converting tax-exempt investment income to taxable investment income through the sale of tax-exempt securities to both third parties and affiliates and the reinvestment of the sale proceeds into taxable securities.

In weighing both the positive and negative evidence above, the Company considered the likelihood of realizability based on a "more likely than not" criteria and the Company has concluded that a valuation allowance of $19,655 and $312,786 relating to ordinary and capital deferred tax assets, respectively, should be established. As such, the Company has concluded that it is more likely than not that the adjusted gross deferred tax assets of $1,639,404 would be realized at December 31, 2010.

Statutory Admissibility

Once the $1,639,404 of adjusted gross deferred tax asset was quantified, this value was assessed for statutory admissibility using SSAP 10R's three part test. The first test allows for the admissibility of adjusted gross deferred tax assets that are expected to reverse in the next three years and could be used to recover taxes paid in prior years. Based upon the Company's tax sharing agreements discussed at Note 8, no carryback potential exists, and thus no adjusted gross deferred tax asset can be admitted under this first test. The second test allows for an adjusted gross deferred tax asset to be admitted based upon the lesser of 15% of adjusted statutory surplus of the most recently filed statement and the adjusted gross deferred tax assets expected to reverse within the next three years and that it is expected to be

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

realized (i.e., provide incremental cash tax savings). Under this test, the Company is required to project future taxable income. If operating results differ from those expected in the Company's projections, the amount of the adjusted gross deferred tax asset admitted could materially change. The Company's projections used in determining the admissibility of adjusted gross deferred tax assets included the consideration of the tax planning actions and strategies discussed above and carry similar risks, including the possibility of continuing adverse development in the prior year loss reserves. Finally, the adjusted gross deferred tax assets not admitted under the first two tests can be admitted to the extent there are existing deferred tax liabilities allowable under the relevant tax law. As a result of these tests for statutory admissibility, $1,000,337 of adjusted gross deferred tax assets was admitted as of December 31, 2010.

The Company does not have any unrecorded deferred tax liabilities.

The Company's income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate of 35% to income before income taxes as follows:

                                                             2010                   2009                   2008
                                                    ---------------------  ---------------------  ---------------------
Description                                           AMOUNT    TAX EFFECT   AMOUNT    TAX EFFECT   AMOUNT    TAX EFFECT
-----------                                         ---------   ---------- ----------  ---------- ----------  ----------
Net income before federal income taxes and capital
  gains taxes...................................... $(670,989)$  (234,846) $1,394,300  $ 488,005  $1,395,995  $ 488,598
BOOK TO TAX ADJUSTMENTS:
   Tax Exempt Income...............................  (260,513)    (91,179)   (379,686)  (132,890)   (479,107)  (167,687)
   Intercompany Dividends..........................  (301,132)   (105,396)   (287,872)  (100,755)   (503,426)  (176,199)
   Dividend received deduction.....................    (5,725)     (2,004)         --         --          --         --
   Subpart F Income, Gross-Up & Foreign Tax
     Credits.......................................   (39,680)    (23,366)         --         --          --         --
   Meals And Entertainment.........................     2,109         738         909        318       1,490        522
   Stock Options And Other Compensation............    (5,364)     (1,877)         --         --          --         --
   Non-Deductible Penalties........................        --          --         767        268         803        281
   Change In Non-Admitted Assets...................   198,958      69,635    (227,957)   (79,785)    244,297     85,504
   Change in tax position..........................        --      11,937          --     50,468          --     27,569
   Statutory valuation allowance...................   332,441     332,441          --         --          --         --
   Sale of divested entities.......................        --          --     (27,239)    (9,534)         --         --
   Return to provision.............................        --      48,616          --     17,098          --      5,332
   Capital Gain on Affiliated Subsidiary
     Redistribution (UGC)..........................   (67,503)    (23,626)         --         --          --         --
   Sale of ILFC....................................        --          --     795,000    278,250    (186,625)   (65,320)
   Other...........................................        --      (2,061)         --      3,604          --         --
                                                    ---------   ---------  ----------  ---------  ----------  ---------
       TOTAL BOOK TO TAX ADJUSTMENTS...............  (146,409)    213,858    (126,078)    27,042    (922,568)  (289,998)
                                                    ---------   ---------  ----------  ---------  ----------  ---------
TOTAL FEDERAL TAXABLE INCOME AND TAX                $(817,398)$   (20,988) $1,268,222  $ 515,047  $  473,427  $ 198,600
                                                    =========   =========  ==========  =========  ==========  =========

Federal Income Tax Incurred........................                (3,590)              (377,136)                39,777
Federal Income Tax On RCG..........................                17,767                930,452                (13,526)
Change in deferred tax.............................               (35,165)               (38,269)               172,349
                                                                ---------              ---------              ---------
Total Tax..........................................             $ (20,988)             $ 515,047              $ 198,600
                                                                =========              =========              =========

As of December 31, 2010, the Company had $14,890 foreign tax credits carry forwards expiring through the year 2020, $1,320,480 of net operating loss carry forwards expiring through the year 2030, and $400,020 capital loss carry forwards expiring through the year 2015 that are available to offset against future taxable income. The Company had no unused tax credits available to offset against future taxable income as of December 31, 2010 and 2009.

There is no federal income tax incurred available for recoupment in the event of future net operating losses for tax purposes.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


As of December 31, 2010, the Company had no deposits under IRC Section 6603.

In 2009, tax liabilities relating to uncertain tax positions and tax return errors and omissions relating to the Company were held by Chartis, Inc., the subgroup parent. Pursuant to the amended tax sharing agreement that was effective January 1, 2010, Chartis, Inc. continues to assume the liabilities for uncertain tax positions of the Company; however any change in liability relating to tax return errors and omissions are now reflected as liabilities of the Company at December 31, 2010.

Under the current tax sharing agreement, the liabilities for uncertain tax positions, excluding interest and penalties, held by Chartis, Inc. relating to the Company are $158,420 and $153,411 at December 31, 2010 and 2009, respectively. Liabilities that arose in 2010 relating to tax return errors and omissions that are now held by the Company are $22,008. Tax liability relating to tax return errors and omissions that pertain to the Company but are held by Chartis, Inc. pursuant to the previous tax sharing agreement are $112,157.

Interest and penalties related to uncertain tax positions are accrued by Chartis, Inc. At December 31, 2010 and 2009, the interest accrued by Chartis, Inc. relating to uncertain tax positions was $24,354 and $17,425, respectively.

Listed below are the tax years that remain subject to examination by major tax jurisdictions:

At December 31, 2010

                    Major Tax Jurisdictions  Open Tax Years
                    -----------------------  --------------
                        United States.......  2000 - 2009

NOTE 9 - PENSION PLANS AND DEFERRED COMPENSATION ARRANGEMENTS
-------------------------------------------------------------

A. Pension Plan
   ------------

   Employees of AIG, its subsidiaries and certain affiliated companies, including employees in foreign countries, are generally covered under various funded and insured pension plans. Eligibility for participation in the various plans is based on either completion of a specified period of continuous service or date of hire, subject to age limitation.

   The AIG Retirement Plan (AIG U.S. Plan) is a qualified, non-contributory defined benefit retirement plan which is subject to the provisions of the Employee Retirement Income Security Act (ERISA) of 1974. All employees of AIG and most of its subsidiaries and affiliates who are regularly employed in the United States, including certain U.S. citizens employed abroad on a U.S. dollar payroll, and who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with 5 or more years of service is entitled to pension benefits beginning at normal retirement at age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations. The employees may elect certain options with respect to their receipt of their pension benefits including a joint and survivor annuity. An employee with 10 or more years of service may retire early from age 55 to 64. An early retirement factor is applied resulting in a reduced benefit. If an employee terminates with less than five years of service, such employee forfeits his or her right to receive any accumulated pension benefits.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


   Annual funding requirements are determined based on the "traditional unit credit" cost method. The objective under this method is to fund each participant's benefit under the plan as it accrues. Thus, the total pension to which each participant is expected to become entitled at retirement is broken down into units, each associated with a year of past or future credited service.

   The following table sets forth the funded status of the AIG US retirement plan, valued in accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 89, Accounting for Pensions.

           As of December 31,                    2010        2009
           ------------------                 ----------  ----------
           Fair value of plan assets......... $3,424,553  $3,350,505
           Less projected benefit obligation.  3,574,840   3,366,515
                                              ----------  ----------
           Funded status..................... $ (150,287) $  (16,010)
                                              ----------  ----------

   The weighted average assumptions that were used to determine its pension benefit obligations as of December 31, 2010 and 2009 are set forth in the table below:

 As of December 31,          2010               2009               2008
 ------------------   -----------------  -----------------  -----------------
 Discount rate.......              5.50%              6.00%              6.50%
 Rate of
   compensation
   increase (average)              4.00%              4.00%              4.25%
 Measurement date.... December 31, 2010  December 31, 2009  December 31, 2008
 Medical cost trend
   rate..............        N/A                N/A                N/A

   In 2010 and 2009, AIG allocated defined benefit expenses to the Company and its affiliates. The Company's allocated share of net expense for the AIG U.S. Plan was approximately $12,909, $14,701 and $7,149 for 2010, 2009 and
   2008, respectively.

   Effective July 1, 2009 a cost of living adjustment was provided in the AIG U.S. Plan to all retirees who retired prior to January 1, 2004. The increase was 1% of the original monthly benefit for each year of retirement prior to January 1, 2004, limited to 5 years, and not greater than $0.300 per month.

   The 2009 AIG U.S. Plan information reflects the impact of divestitures of HSB Group, Inc. (HSB), 21st Century Insurance Group et al (PAG), A. I. Credit Corp. Life segment (AI Credit Life), Transatlantic Reinsurance and the impact of reductions-in-force during 2009.

   The 2010 AIG U.S. Plan information reflects the impact of divestitures of A.
   I. Credit Corp P & C segment (AI Credit P&C), AIG Global Asset Management Holdings Corp. et al (Bridge), American Life Insurance Company et al (ALICO) and American General Finance et al (AGF) during 2010.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


   AIG also sponsors several unfunded nonqualified defined benefit plans for certain employees, including key executives, designed to supplement pension benefits provided by AIG's other retirement plans. These include the AIG Excess Retirement Income Plan, which provides a benefit equal to the reduction in benefits payable to certain employees under the AIG U.S. Plan as a result of federal tax limitations on compensation and benefits payable, and the Supplemental Executive Retirement Plan (SERP), which provides additional retirement benefits to designated executives.

B. POSTRETIREMENT BENEFIT PLANS
   ----------------------------

   AIG's U.S. postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of 10 years of service. Retirees and their dependents that were 65 years old by May 1, 1989 participate in the medical plan at no cost. Employees who retired after May 1, 1989 or prior to January 1, 1993 pay the active employee premium if under age 65 and 50 percent of the active employee premium if over age 65. Retiree contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination and a lifetime maximum benefit of $5,000. The maximum life insurance benefit prior to age 70 is $33, with a maximum $25 thereafter.

   Effective January 1, 1993 both plans' provisions were amended: employees who retire after January 1, 1993 are required to pay the actual cost of the medical insurance benefit premium reduced by a credit which is based upon years of service at retirement. The life insurance benefit varies by age at retirement from $5 for retirement at age 55 through 59 and $10 for retirement at ages 60 through 64 and $15 from retirement at ages 65 and over.

   AIG's U.S. postretirement medical and life insurance benefits obligations, valued in accordance with SSAP No. 11, Postemployment Benefits and Compensated Absences, as of December 31, 2010 and 2009 were $202,418 and $206,127, respectively. These obligations are not funded currently. The Company's allocated share of other postretirement benefit plan expenses were $584, $112 and $280 for the years ended December 31, 2010, 2009 and 2008, respectively.

   The 2009 postretirement medical plan information reflects the impact of divestitures of HSB, PAG, AI Credit Life and Transatlantic Reinsurance and the impact of reductions-in-force during 2009.

   The 2010 postretirement medical plan information reflects the impact of divestiture of AI Credit P&C, Bridge, ALICO and AGF during 2010.

   As sponsor of the AIG U.S. Plan and other benefit plans, AIG is ultimately responsible for the maintenance of these plans in compliance with law. The Company is not directly liable for obligations under the plan; its direct obligations result from AIG's allocation of its share of expenses from the plans. Such allocation is based on the Company's payroll.

   However, the Company is jointly and severally responsible with AIG and other members of AIG's controlled group for funding obligations for the AIG U.S. Plan, and ERISA plans sponsored by other members of AIG's controlled group. If the AIG U.S. Plan does not have adequate funds to pay obligations due participants, the Pension Benefit Guaranty Corporation could seek payment of such amounts from the members of the AIG controlled group, including the Company. Accordingly, the Company is contingently liable for such obligations. The Company believes that the likelihood of this occurring is remote. Accordingly, the Company has not established any liability for such contingencies.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


C. STOCK OPTION AND DEFERRED COMPENSATION PLANS
   --------------------------------------------

   Some of the Pool's officers and key employees could receive compensation pursuant to awards under several share-based employee compensation plans; AIG 1999 Stock Option Plan, as amended; AIG 1996 Employee Stock Purchase Plan, as amended; AIG 2002 Stock Incentive Plan, as amended under which AIG has issued time-vested restricted stock units and performance restricted stock units; AIG 2007 Stock Incentive Plan, as amended, and the AIG 2005-2006 Deferred Compensation Profit Participation Plan. AIG currently settles share option exercises and other share awards to participants by issuing shares it previously acquired and holds in its treasury account. During 2010, 2009 and 2008, AIG allocated $15,208, $11,044 and $19,161, respectively, of these stock options and certain other deferred compensation programs to the Company.

   In December 2009, AIG established the Long Term Incentive Plan under which management employees were offered the opportunity to receive additional compensation in the form of cash and stock appreciation rights (SARs) if certain performance metrics are met. During 2010 and 2009, AIG allocated $10,409 and $1,438, respectively, for expenses incurred under this plan to the Company.

   In addition to several small defined contribution plans, AIG sponsors a voluntary savings plan for U.S. employees, the AIG Incentive Savings Plan, which provides for salary reduction contributions by employees and matching U.S. contributions by AIG of up to seven percent of annual salary depending on the employees' years of service and subject to certain compensation limits. Pre-tax expense associated with this plan was $7,686 and $7,783 in 2010 and 2009, respectively.

D. POST-EMPLOYMENT BENEFITS AND COMPENSATED ABSENCES
   -------------------------------------------------

   AIG provides certain benefits to inactive employees who are not retirees. Certain of these benefits are insured and expensed currently; other expenses are provided for currently. Such expenses include long-term disability benefits, medical and life insurance continuation and COBRA medical subsidies. The costs of these plans are borne by AIG.

NOTE 10 - CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS
-------------------------------------------------------

A. CAPITAL AND SURPLUS
   -------------------

   The portion of unassigned surplus as of December 31, 2010 and 2009 represented by each item below is as follows:

                                             2010         2009
                                          ----------  -----------
             Unrealized gains and losses. $5,557,752  $ 5,274,143
             Non-admitted asset values...   (838,329)  (1,326,751)
             Provision for reinsurance...   (101,251)     (93,549)

   In calculating the provision for reinsurance as of December 31, 2010, management utilized collateral including letters of credit and assets in trust provided by its Ultimate Parent of $332,238 and $28,238, respectively. The use of these assets was approved by the domiciliary regulator.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


   The changes in unrealized gains and non-admitted assets reported in the Statements of Income and Changes in Capital and Surplus were derived as follows:

       Change in net unrealized gains               2010        2009
       ------------------------------            ----------  ----------
       Unrealized gains, current year........... $5,557,752  $5,274,143
       Unrealized gains, previous year..........  5,274,143   5,805,880
                                                 ----------  ----------
       Change in unrealized gains...............    283,609    (531,737)

       Change in tax on unrealized gains........    (63,042)     20,011
       Adjustments to beginning surplus.........    222,380      84,902
       Derivatives - change in foreign exchange.    (11,263)         --
       Amortization of goodwill.................     (2,926)     (7,741)
                                                 ----------  ----------
       Change in unrealized, net of taxes....... $  428,758  $ (434,565)
                                                 ==========  ==========

      Change in non-admitted asset values           2010         2009
      -----------------------------------       -----------  -----------
      Non-admitted asset values, current year.. $  (838,329) $(1,326,751)
      Non-admitted asset values, previous year.  (1,326,751)  (1,188,887)
                                                -----------  -----------
      Change in non-admitted assets............     488,422     (137,864)

      Change in accounting principles SSAP 10R.    (356,629)    (242,874)
      Adjustments to beginning surplus.........     (39,897)     125,712
      Other surplus adjustments................     (12,398)      53,242
                                                -----------  -----------
      Change in non-admitted assets............ $    79,498  $  (201,784)
                                                ===========  ===========

   The Company recognized a $50,628 increase in surplus due to the mergers with Audubon Insurance, Audubon Indemnity and NULA. The surplus components impacted were as follows:

             Change in SSAP 10R........................... $   199
             Gross paid in and contributed surplus........   7,130
             Unassigned funds (other surplus adjustments).  43,299
                                                           -------
                                                           $50,628
                                                           =======

   The Company transferred its ownership of United Guaranty Corporation (UGC) to AIG, after a contribution of cash by AIG in an amount equal to the statutory book value of the shares of UGC as at December 31, 2010. There was no impact to surplus as the balance distributed was equal to the contribution. The distribution was considered extraordinary. Refer to Note 13 for further details.

B. RISK-BASED CAPITAL REQUIREMENTS
   -------------------------------

   The NAIC has adopted a Risk-Based Capital (RBC) formula to be applied to all property and casualty insurance companies. RBC is a method of establishing the minimum amount of capital appropriate for an insurance

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

   company to support its overall business operations in consideration of its size and risk profile. A company's RBC is calculated by applying different factors to various asset classes, net premiums written and loss and LAE reserves. A company's result from the RBC formula is then compared to certain established minimum capital benchmarks. To the extent a company's RBC result does not either reach or exceed these established benchmarks, certain regulatory actions may be taken in order for the insurer to meet the statutorily-imposed minimum capital and surplus requirements.

   In connection therewith, the Company has satisfied the capital and surplus requirements of RBC for the 2010 reporting period.

C. DIVIDEND RESTRICTIONS
   ---------------------

   Under Pennsylvania law, the Company may pay cash dividends only from earned surplus determined on a statutory basis. Further, the Company is restricted (on the basis of the greater of 10% of the Company's statutory surplus, inclusive of unrealized gains and losses, as of December 31, 2010, or 100% of the Company's net income, for the year then ended) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of the Insurance Department of the Commonwealth of Pennsylvania. In connection therewith, at December 31, 2010, the maximum dividend payments, which may be made without prior approval during 2011, is approximately $1,214,079.

   Within the limitations noted above, no dividends may be paid out of segregated surplus. There are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose. However, the Company has agreed to provide advance notice to Pennsylvania Insurance Department of (i) any proposed transactions between the Company and AIG or an AIG affiliate not in the ordinary course of business, and (ii) any proposed dividends or distributions.

   During 2010, the Company paid $889,961 in ordinary dividends to Chartis U.S. Inc. During 2009, the Company paid $537,000 in dividends to Chartis U.S. Inc. Refer to Note 5E for additional information.

   The Company transferred its ownership of UGC to AIG, after a contribution of cash by AIG in an amount equal to the statutory book value of the shares of UGC as at December 31, 2010. The distribution of UGC was considered extraordinary. Refer to Note 13 for further details.

NOTE 11 - CONTINGENCIES
-----------------------

A. LEGAL PROCEEDINGS
   -----------------

   The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


   Other legal proceedings include the following:

   AIG, National Union Fire Insurance Company of Pittsburgh, Pa. (National Union), and Chartis Specialty Insurance Company (f/k/a American International Specialty Lines Insurance Company) have been named defendants (the AIG Defendants) in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. (Caremark). The plaintiffs in the second-filed action have intervened in the first-filed action, and the second-filed action has been dismissed. An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current action, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that the AIG Defendants and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage. In their complaint, plaintiffs request compensatory damages for the 1999 class in the amount of $3,200,000, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression and have asserted, inter alia, that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement. The AIG Defendants further assert that the current claims are barred by the statute of limitations and that plaintiffs' assertions that the statute was tolled cannot stand against the public disclosure of the excess coverage. Plaintiffs, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations.

   The intervening plaintiffs had requested a stay of all trial court proceedings pending their appeal of an order dismissing certain lawyers and law firms who represented parties in the underlying class and derivative actions. After the Alabama Supreme Court affirmed the trial court's dismissal in September 2008, the intervening plaintiffs filed an Amended Complaint in Intervention on December 1, 2008, which named Caremark, AIG and certain subsidiaries, including National Union and Chartis Specialty Insurance Company, as defendants, and purported to bring claims against all defendants for deceit and conspiracy to deceive, and to bring a claim against AIG and its subsidiaries for aiding and abetting Caremark's alleged deception.

   After the defendants moved to dismiss the Amended Complaint in Intervention and, in the alternative, for a more definite statement, and the plaintiffs reached an agreement to withdraw additional motions seeking to disqualify certain plaintiffs' counsel, on March 2, 2009, the court granted the intervening plaintiffs' motion to withdraw the Amended Complaint in Intervention. On April 14, 2009, the court established a schedule for class action discovery that was scheduled to lead to a hearing on class certification in March 2010. The court has since entered an order appointing a special master to resolve certain discovery disputes and requiring the parties to submit a new discovery schedule after those disputes are resolved. The parties are presently engaged in class discovery.

   As of April 22, 2011, the parties have not completed class action discovery, general discovery has not commenced, and the court has not determined if a class action is appropriate or the size or scope of any class. The Company is unable to reasonably estimate the possible loss or range of losses, if any, arising from the litigation.

   On September 2, 2005, certain AIG companies including American Home Assurance Company, AIU Insurance Company and New Hampshire Insurance Company (collectively, the AIG Parties) sued (i) The Robert Plan Corporation (RPC), an agency that formerly serviced assigned risk automobile insurance business for the AIG Parties; (ii) certain affiliates of RPC; and (iii) two of RPC's senior executives. This suit was brought in New York Supreme Court and alleges the misappropriation of funds and other violations of contractual arrangements. On

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

   September 26, 2005, RPC countersued the AIG Parties and AIG itself for, among other things, $370,000 in disgorged profits and $500,000 of punitive damages under a claim of fraud. On March 10, 2006, RPC moved to dismiss its fraud claim without prejudice for the purposes of bringing that claim in New Jersey. On that date, RPC also amended its counterclaim, setting forth a number of causes of action for breach of contract. The parties filed cross motions to dismiss various counts of the complaint and counterclaims. These motions were granted in part and denied in part by the court. RPC appealed certain aspects of the court's ruling. On August 25, 2008, RPC, one of its affiliates, and one of the defendant RPC executives filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the Bankruptcy Code). On October 7, 2008, the Court entered an Order staying this action in light of those bankruptcy proceedings. On January 15, 2009, RPC filed a notice of removal to the United States District Court for the Southern District of New York. The action was subsequently transferred to the Eastern District of New York and then referred to the United States Bankruptcy Court for that District. The AIG Parties moved to remand the case, and the Court granted that motion on April 12, 2010. On January 19, 2010, the Court entered an Order converting the bankruptcy proceeding to one under Chapter 7 of the Bankruptcy Code.

   In July 2007, RPC (along with Eagle Insurance Company (Eagle) and Newark Insurance Corporation (Newark), two of RPC's subsidiary insurance companies) filed a separate complaint in New Jersey alleging claims for fraud and negligent misrepresentation against AIG and the AIG Parties in connection with certain 2002 contracts. That complaint seeks damages of at least $100,000, unspecified punitive damages, declaratory relief, and imposition of a constructive trust.

   Because Eagle and Newark are in liquidation with the Commissioner of the New Jersey Department of Banking and Insurance as liquidator, the AIG Parties believe that only the Commissioner -- and not RPC -- has the authority to direct Eagle and Newark to bring the claims asserted in this action. On December 7, 2007, this action was stayed pending judicial determination of this issue in the Eagle/Newark rehabilitation/liquidation proceeding. In October 2008, the Court dismissed the action without prejudice for failure to prosecute.

   Nevertheless, on January 14, 2009, RPC filed a notice of removal of the New Jersey action to the United States District Court for the District of New Jersey and, on February 2, 2009, moved to transfer the New Jersey action to the Eastern District of New York, where RPC's bankruptcy proceeding is pending. The AIG Parties filed a motion to dismiss the case for lack of subject matter jurisdiction because the purportedly removed action had been dismissed three months before RPC filed its purported notice of removal, and consideration of RPC's transfer motion was stayed until the Court ruled on the AIG Parties' motion to dismiss. On August 10, 2009, the Court granted the AIG Parties' motion to dismiss and denied RPC's transfer motion as moot. To the AIG Parties' knowledge, since that time, RPC has not sought to have the New Jersey state court action reinstated. The settlement discussed below contains a release from RPC to the AIG Parties that covers the claims RPC asserted against the AIG Parties in the New Jersey action.

   On December 28, 2010, the Bankruptcy Court granted motions to approve settlements entered into in September 2010 between the AIG parties and the RPC Defendants (other than two of RPC's affiliates whose corporate privileges have been suspended by their respective states of incorporation and are therefore unable to enter into contracts) resolving all claims and counterclaims between the AIG parties and the RPC Defendants, and on March 16, 2011 the Court entered an Order dismissing the case with prejudice. The settlements will not have a material adverse effect on the AIG Parties' financial position.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


   On March 23, 2011, certain AIG entities were served with a Summons with Notice of a suit filed in New York Supreme Court (Nassau County) by William Wallach, The William Wallach Irrevocable Trust, Lawrence Wallach, and Richard Wallach. Prior to his death in 2010, William Wallach was the majority shareholder in RPC. Though the AIG entities have not yet been served with the complaint, the Summons with Notice indicates that the suit purports to seek damages of $375,000 for breach of contract, misrepresentation, breach of fiduciary duty, fraud, deceit, tortious interference with contractual relations and prima facie tort. The AIG entities have demanded a copy of the complaint.

   Effective February 9, 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice (the DOJ), the United States Securities and Exchange Commission (the SEC), the Office of the Attorney General of the State of New York (the NYAG) and the New York Insurance Department (the NYDOI). The settlements resolve outstanding litigation and allegations by such agencies against AIG in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of these settlements, AIG recorded an after-tax-charge of $1,150,000 in the fourth quarter of 2005, and made payments or placed in escrow approximately $1,640,000 including (i) $375,000 into a fund under the supervision of the NYAG and NYDOI to be available principally to pay certain AIG insurance company subsidiary policyholders who purchased excess casualty policies through Marsh & McLennan Companies, Inc. and Marsh Inc. (the Excess Casualty Fund) and (ii) $343,000 into a fund under the supervision of the NYAG and the NYDOI to be used to compensate various states in connection with the underpayment of certain workers compensation premium taxes and other assessments. As of February 29, 2008, eligible policyholders entitled to receive approximately $358,700 (or 95%) of the Excess Casualty Fund had opted to receive settlement payments in exchange for releasing AIG and its subsidiaries from liability relating to certain insurance brokerage practices. In accordance with the settlement agreements, all amounts remaining in the Excess Casualty Fund were used by AIG to settle claims from other policyholders relating to such practices.

   Various state regulatory agencies have reviewed certain other transactions and practices of AIG and its subsidiaries, including the Company, in connection with certain industry-wide and other inquiries including, but not limited to, insurance brokerage practices relating to contingent commissions and the liability of certain AIG subsidiaries, including the Company, for taxes, assessments and surcharges relating to the underreporting or misreporting of workers compensation premium. On January 29, 2008 AIG reached settlements in connection with these state reviews, subject to court approval, with the Attorneys General of the States of Florida, Hawaii, Maryland, Michigan, Oregon, Texas and West Virginia, the Commonwealths of Massachusetts and Pennsylvania, and the District of Columbia; the Florida Department of Financial Services; and the Florida Office of Insurance Regulation. The settlement agreements call for AIG to pay a total of $12,500 to be allocated among the ten jurisdictions and also require AIG to continue to maintain certain producer compensation disclosure and ongoing compliance initiatives. On March 13, 2008, AIG also reached a settlement with the Pennsylvania Insurance Department, which calls for AIG to provide annual reinsurance reports and maintain certain producer compensation disclosure and ongoing compliance initiatives, and to pay a total of $13,500, $4,400 of which was previously paid to Pennsylvania in connection with prior settlement agreements.

   On February 16, 2006, the Attorney General of the State of Minnesota filed a complaint against AIG and certain of its subsidiaries, including the Company, alleging that, beginning no later than 1985, AIG made false statements and reports to Minnesota agencies and regulators, unlawfully reduced AIG's contributions and payments to Minnesota's workers' compensation funds, misreported the character of workers' compensation premiums as

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

   general or auto liability premiums, and unlawfully reduced its Minnesota tax obligations. The State of Minnesota sought injunctive relief, damages, penalties and interest. In December 2007, the parties settled the matter, which resolved claims asserted on behalf of the Minnesota Department of Revenue through tax year 2003, the Minnesota Special Compensation Fund through fiscal year 2003 and the Minnesota Attorney General through 2003, without compromising any of the claims of the Minnesota Insurance Guaranty Association, Minnesota Assigned Risk Plan or Minnesota Department of Commerce.

   On May 24, 2007, the National Workers Compensation Reinsurance Pool (NWCRP), on behalf of its participant members, filed a lawsuit against AIG and certain of its subsidiaries, including the Company (collectively, the AIG parties), with respect to the underpayment of residual market assessments for workers compensation insurance. The complaint alleges claims for violations of the Racketeer Influenced and Corrupt Organizations Act (RICO), breach of contract, fraud and related state law claims arising out of AIG's alleged underpayment of these assessments between 1970 and the present and seeks damages purportedly in excess of $1,000,000. On August 6, 2007, the court denied the AIG parties' motion seeking to dismiss or stay the complaints or in the alternative, to transfer to the Southern District of New York. On December 26, 2007, the court denied the AIG parties' motion to dismiss the complaint. On March 17, 2008, the AIG parties filed an amended answer, counterclaims and third-party claims against the National Council on Compensation Insurance (in its capacity as attorney-in-fact for the NWCRP), the NWCRP, its board members, and certain of the other insurance companies that are members of the NWCRP alleging violations of RICO, as well as claims for conspiracy, fraud, and breach of fiduciary duty. The counterclaim-and third-party defendants filed motions to dismiss on June 9, 2008.

   On January 26, 2009, the AIG parties filed a motion to dismiss all claims in the complaint for lack of subject-matter jurisdiction. On February 23, 2009, the Court issued an order denying the motion to dismiss the AIG parties' counterclaims; granting the portion of the third-party defendants' motion to dismiss as to the AIG parties' third-party claims for RICO violations and conspiracy; and denying the portion of the third-party defendants' motion to dismiss as to the AIG parties' third-party claims for fraud, breach of fiduciary duty and unjust enrichment. On April 13, 2009, one of the third-party defendants filed third-party counterclaims against AIG, certain of its subsidiaries and certain former executives. On August 20, 2009, the court granted the AIG parties' motion to dismiss the NWCRP's claims for lack of subject matter jurisdiction. On September 25, 2009, the AIG parties, now in the position of plaintiff, filed an amended complaint that repleads their RICO and conspiracy claims - previously counterclaims that were dismissed without prejudice - against several competitors, as well as repleads the AIG parties' already sustained claims for fraud, breach of fiduciary duty and unjust enrichment against those parties, the NWCRP and the NCCI. On
   October 8, 2009, one competitor filed amended counterclaims against the AIG parties. The amended counterclaim is substantially similar to the complaint initially filed by the NWCRP, but also seeks damages related to non-NWCRP states and guaranty funds, in addition to asserting claims for other violations of state law.

   On October 30, 2009, all of the parties now in the position of defendant - the AIG parties' competitors, the NWCRP and NCCI - filed motions to dismiss many of the AIG parties' amended claims, and the AIG parties filed a motion to dismiss many of their competitor's counterclaims. On July 1, 2010 the Court denied the pending motions to dismiss as to all claims, except that it dismissed the AIG parties' claim for unjust enrichment. On July 30, 2010, the NWCRP filed a motion for reconsideration of the Court's decision denying its motion to dismiss the accounting claim asserted against it by the AIG parties, and that motion was denied on August 16, 2010.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


   On April 1, 2009, a purported class action was filed in Illinois federal court against AIG and certain of its subsidiaries on behalf of a putative class of NWCRP participant members with respect to the underpayment of residual market assessments for workers compensation insurance. The complaint was styled as an "alternative complaint," should the court grant the AIG parties' motion to dismiss all claims against the defendants in the NWCRP lawsuit for lack of subject matter jurisdiction. The allegations in the class action complaint are substantially similar to those filed by the NWCRP, but the complaint adds certain former AIG executives as defendants and a RICO claim against those individuals. On August 28, 2009, the class action plaintiffs filed an amended complaint, removing the AIG executives as defendants. On October 30, 2009, the AIG parties filed a motion to dismiss many of the claims asserted in the class action complaint. On July 1, 2010, the Court denied the pending motion to dismiss as to all claims, except that it dismissed the plaintiffs' claim for promissory estoppel against the AIG subsidiary defendants (the promissory estoppel claim against AIG survives). Class discovery has been completed, and on July 16, 2010, the plaintiffs filed a motion for class certification. The AIG parties filed their opposition to this motion on October 8, 2010.

   On January 5, 2011, the AIG parties executed a term sheet with a group of intervening plaintiffs, made up of seven participating members of the NWCRP that filed a motion to intervene in the class action for the purpose of settling the claims at issue on behalf of a settlement class. The proposed class-action settlement would require AIG to pay $450,000 to satisfy all liabilities to the class members arising out of the workers compensation premium reporting issues, a portion of which would be funded out of the remaining amount held in a fund established as part of AIG's settlement with the NYAG and NYDOI in 2006 (the "Workers Compensation Fund"), as addressed above, less any amounts previously withdrawn to satisfy AIG's regulatory settlement obligations, as addressed below. On January 13, 2011, their motion to intervene was granted. On January 19, 2011, the intervening class plaintiffs filed their Complaint in Intervention. On January 28, 2011, the AIG parties and the intervening class plaintiffs entered into a settlement agreement embodying the terms set forth in the January 5, 2011 term sheet and filed a joint motion for certification of the settlement class and preliminary approval of the settlement. If approved by the Court (and such approval becomes final), the settlement agreement will resolve and dismiss with prejudice all claims that have been made or that could have been made in the consolidated litigations pending in the Northern District of Illinois arising out of workers compensation premium reporting, including the class action, other than claims that are brought by or against any class member that opts out of the settlement. The $450,000 settlement amount along with the $146,500 in fines, penalties, and premium taxes discussed in the NAIC examination of workers' compensation premium reporting matter below may be funded in part from the $338,000 held in the Workers Compensation Fund. In the event that the proposed class action settlement is not approved, or that certain class members opt out of the settlement and continue to pursue their claims against the AIG parties, litigation would resume. The AIG parties have established a reserve equal to the amounts payable under the settlement.

   On March 28, 2008, a Minnesota federal court granted AIG's motion to dismiss a lawsuit filed by the Minnesota Workers Compensation Reinsurance
   Association and the Minnesota Workers Compensation Insurers Association against AIG and certain of its subsidiaries, including the Company, with respect to the underpayment of residual market assessments for workers compensation insurance. On April 25, 2008, plaintiffs appealed to the United States Court of Appeals for the Eighth Circuit and also filed a new complaint making similar allegations in Minnesota state court. On April 30, 2008, substantially identical claims were also filed in Minnesota state court by the Minnesota Insurance Guaranty Association and Minnesota Assigned Risk Plan. On September 11, 2008, the parties to both actions entered into a settlement, resulting in the dismissal of all claims against AIG. In exchange

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

   for the dismissal and a broad release of claims, the financial terms of the settlement provided for AIG's payment of $21,500 to plaintiffs and waiver of its right to collect $3,500 in payments due from the plaintiffs.

   A purported class action was filed in South Carolina federal court on January 25, 2008 against AIG and certain of its subsidiaries on behalf of a class of employers that obtained workers compensation insurance from AIG companies and allegedly paid inflated premiums as a result of AIG's alleged underreporting of workers compensation premiums. An amended complaint was filed on March 24, 2008, and the AIG parties filed a motion to dismiss the amended complaint on April 21, 2008. On July 8, 2008, the court granted the AIG parties' motion to dismiss all claims without prejudice and granted plaintiff leave to refile subject to certain conditions. Plaintiffs filed their second amended complaint on July 22, 2008. On March 27, 2009, the court granted the AIG parties' motion to dismiss all claims in the second amended complaint related to pre-2001 policies and all claims against certain AIG subsidiaries, denied the motion to dismiss as to claims against AIG and the remaining subsidiaries, and granted the AIG parties' motion to strike certain allegations from the complaint. On July 19, 2010, the South Carolina Supreme Court held that the filed-rate doctrine did not bar plaintiffs' claims. Merits discovery on the plaintiffs' pending claims is proceeding. However, this action no longer involves allegations of underreporting of workers' compensation premium and no longer relates to the regulatory settlements and litigation concerning those issues.

   In April 2007, the National Association of Insurance Commissioners (the
   NAIC) formed a Settlement Review Working Group, directed by the State of Indiana, to review the Workers Compensation Residual Market Assessment portion of the settlement between AIG, the NYAG, and the NYDOI. In late 2007, the Settlement Review Working Group, under the direction of Indiana, Minnesota and Rhode Island, recommended that a multi-state targeted market conduct examination focusing on workers compensation insurance be commenced under the direction of the NAIC's Market Analysis Working Group. AIG was informed of the multi-state targeted market conduct examination in January 2008. The lead states in the multi-state examination are Delaware, Florida, Indiana, Massachusetts, Minnesota, New York, Pennsylvania and Rhode Island. All other states (and the District of Columbia) agreed to participate in the multi-state examination. The examination focused on legacy issues related to AIG's writing and reporting of workers compensation insurance between 1985 and 1996.

   On December 17, 2010, AIG and the lead states reached an agreement to settle all regulatory liabilities arising out of the subjects of the multistate examination. The regulatory settlement agreement, which has been agreed to by all 50 states and the District of Columbia, includes, among other terms,
   (i) AIG's payment of $100,000 in regulatory fines and penalties; (ii) AIG's payment of $46,500 in outstanding premium taxes; (iii) AIG's agreement to enter into a compliance plan describing agreed-upon specific steps and standards for evaluating AIG's ongoing compliance with state regulators governing the setting of workers compensation insurance premium rates and the reporting of workers compensation premiums; and (iv) AIG's agreement to pay up to $150,000 in contingent fines in the event that AIG fails to comply substantially with the compliance plan requirements. The $146,500 in fines, penalties and premium taxes can be funded out of the $338,000 held in the Workers Compensation Fund, discussed above, to the extent that such monies have not already been used to fund the class action settlement discussed above. The regulatory settlement is contingent upon and will not become effective until, among other events: (i) a final, court-approved settlement is reached in all the lawsuits currently pending in Illinois arising out of workers compensation premium reporting issues, discussed above, including the putative class action, except that such settlement need not resolve claims between AIG and the Liberty Mutual Group in order for the regulatory settlement to become effective; and (ii) a settlement is reached and consummated between AIG and

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

   certain state insurance guaranty funds that may assert claims against AIG for underpayment of guaranty-fund assessments.

   AIG and certain subsidiaries have established a reserve equal to the amounts payable under the proposed settlement.

   After the NYAG filed its complaint against insurance broker Marsh, policyholders brought multiple federal antitrust and Racketeer Influenced and Corrupt Organizations Act (RICO) class actions in jurisdictions across the nation against insurers and brokers, including AIG and a number of its subsidiaries, alleging that the insurers and brokers engaged in a broad conspiracy to allocate customers, steer business, and rig bids. These actions, including 24 complaints filed in different federal courts naming AIG or an AIG subsidiary as a defendant, were consolidated by the judicial panel on multi-district litigation and transferred to the United States District Court for the District of New Jersey for coordinated pretrial proceedings.

   The consolidated actions have proceeded in that court in two parallel actions, In re insurance Brokerage Antitrust Litigation (the Commercial Complaint) and In re Employee Benefit Insurance Brokerage Antitrust Litigation (the Employee Benefits Complaint, and, together with the Commercial Complaint, the multi-district litigation).

   The plaintiffs in the Commercial Complaint are a group of corporations, individuals and public entities that contracted with the broker defendants for the provision of insurance brokerage services for a variety of insurance needs. The broker defendants were alleged to have placed insurance coverage on the plaintiffs' behalf with a number of insurance companies named as defendants, including certain AIG subsidiaries, including American Home Assurance Company (American Home), AIU Insurance Company, National Union Fire Insurance Company of Pittsburgh, Pa., Chartis Specialty Insurance Company (f/k/a American International Specialty Lines Insurance Company), Chartis Property Casualty Company (f/k/a both Birmingham Fire Insurance Company of Pennsylvania and AIG Casualty Company), Commerce and Industry Insurance Company, Lexington Insurance Company, National Union Fire Insurance Company of Louisiana, New Hampshire Insurance Company, and The Insurance Company of the State of Pennsylvania. The Commercial Complaint also named various brokers and other insurers as defendants (three of which have since settled). The Commercial Complaint alleges that defendants engaged in a widespread conspiracy to allocate customers through "bid-rigging" and "steering" practices. The Commercial Complaint also alleges that the insurer defendants permitted brokers to place business with AIG subsidiaries through wholesale intermediaries affiliated with or owned by those same brokers rather than placing the business with AIG subsidiaries directly. Finally, the Commercial Complaint alleges that the insurer defendants entered into agreements with broker defendants that tied insurance placements to reinsurance placements in order to provide additional compensation to each broker. Plaintiffs assert that the defendants violated the Sherman Antitrust Act, RICO, the antirust laws of 48 states and the District of Columbia, and were liable under common law breach of fiduciary duty and unjust enrichment theories. Plaintiffs seek treble damages plus interest and attorneys' fees as a result of the alleged RICO and the Sherman Antitrust Act violations.

   The plaintiffs in the Employee Benefits Complaint are a group of individual employees and corporate and municipal employees alleging claims on behalf of two separate nationwide purported classes: an employee class and an employer class that acquired insurance products from the defendants from January 1, 1998 to December 31, 2004. The Employee Benefits Complaint names AIG, and certain of its subsidiaries, including American Home, as well as various other brokers and insurers, as defendants. The activities alleged in the Employee

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

   Benefits Complaint, with certain exceptions, tracked the allegations of contingent commissions, bid-rigging and tying made in the Commercial Complaint.

   The court in connection with the Commercial Complaint granted (without leave to amend) defendants' motions to dismiss the federal antitrust and RICO claims on August 31, 2007 and September 28, 2007, respectively. The court declined to exercise supplemental jurisdiction over the state law claims in the Commercial Complaint and therefore dismissed it in its entirety. On January 14, 2008, the court granted defendants' motion for summary judgment on the ERISA claims in the Employee Benefits Complaint and subsequently dismissed the remaining state law claims without prejudice, thereby dismissing the Employee Benefits Complaint in its entirety. On February 12, 2008 plaintiffs filed a notice of appeal to the United States Court of Appeals for the Third Circuit with respect to the dismissal of the Employee Benefits Complaint. Plaintiffs previously appealed the dismissal of the Commercial Complaint to the United States Court of Appeals for the Third Circuit on October 10, 2007.

   On August 16, 2010, the Third Circuit affirmed the dismissal of the Employee Benefits Complaint in its entirety, affirmed in part and vacated in part the District Court's dismissal of the Commercial Complaint, and remanded the case for further proceedings consistent with the opinion. The Third Circuit also affirmed in part and vacated in part the District Court's dismissal of the Commercial Complaint, and remanded the case for further proceedings consistent with the opinion. With respect to the antitrust claims in the Commercial Complaint, the Third Circuit affirmed the dismissal of all of plaintiffs' claims, except reversed the District Court's dismissal of an alleged "Marsh-centered" conspiracy to protect incumbent insurers that is based on allegations of bid-rigging involving excess casualty insurance. The Court remanded this claim to the District Court, instructing it to consider whether plaintiffs must satisfy the heightened pleading standard for fraud, and if so, whether this remaining claim meets that standard. With respect to the RICO claims in the Commercial Complaint, the Third Circuit affirmed the dismissal of all of plaintiffs' claims, except reversed the District Court's dismissal of an alleged "Marsh-centered" enterprise based on allegations of bid-rigging involving excess casualty insurance. The Court remanded this claim to the District Court for consideration as to whether plaintiffs had adequately pled the remaining RICO elements not previously considered by the District Court dismissing the Commercial Complaint. Because the Third Circuit vacated in part the judgment dismissing the federal claims in the Commercial Complaint, the Third Circuit also vacated the District Court's dismissal of the state-law claims in the Commercial Complaint. On October 1, 2010, defendants in the Commercial Complaint filed motions to dismiss the remaining remanded claims in the District Court of New Jersey.

   On March 18, 2011, AIG and its subsidiaries named as defendants, and certain other insurer and broker defendants, agreed in principle to settle the multi-district litigation with a class consisting of all purchasers of commercial insurance policies from 1998 through 2004 that were issued by any of the defendants named in the Commercial Complaint and brokered through any of the insurance brokers named as defendants in the Commercial Complaint. If the settlement is finalized and approved by the Court, and there is a minimum level of participation in the settlement fund by eligible class members, the AIG defendants will pay a total of $6,750 towards a total group settlement payment of $36,750. A portion of the total settlement fund, which includes plaintiffs' attorneys' fees and class notice and administration fees, would be distributed to purchasers of excess casualty policies from any of the settling defendants and brokered through Marsh, with the remainder being used to fund a settlement that would be paid to a charitable or educational organization to be agreed to by the settling parties. As of April 22, 2011, the AIG defendants had accrued a liability for their portion of the settlement.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


   A number of complaints making allegations similar to those in the multi-district litigation have been filed against AIG, certain subsidiaries and other defendants in state and federal courts around the country. The defendants have thus far been successful in having the federal actions transferred to the District of New Jersey and consolidated into the multi-district litigation. These additional consolidated actions are still pending in the District of New Jersey, but are currently stayed. The AIG defendants have sought to have state court actions making similar allegations stayed pending resolution of the multi-district litigation. These efforts have generally been successful, although four cases have proceeded (one each in Florida and New Jersey state courts that have settled, and one each in Texas and Kansas state courts that are proceeding). In the Texas case, a hearing was held on November 11, 2009 on defendants' Special Exceptions. In the Kansas case, defendants are appealing the trial court's April 2010 denial of defendants' motion to dismiss to the Kansas Supreme Court.

   On August 24, 2007, the Ohio Attorney General filed a complaint in the Ohio Court of Common Pleas against AIG and a number of its subsidiaries, and several other broker and insurer defendants, asserting violation of Ohio's antitrust laws. The complaint, which is similar to the Commercial Complaint, alleged that the AIG defendants and the other broker and insurer defendants conspired to allocate customers, divide markets, and restrain competition in commercial lines of casualty insurance sold through the broker defendant. The complaint sought treble damages on behalf of Ohio public purchasers of commercial casualty insurance, disgorgement on behalf of both public and private purchasers of commercial casualty insurance, as well as a $0.500 per day penalty for each day of conspiratorial conduct. The AIG defendants, along with other co-defendants, moved to dismiss the complaint on November 16, 2007. On June 30, 2008, the court denied defendants' motion to dismiss. On August 18, 2008, defendants filed their answers to the complaint. On April 1, 2010, the AIG defendants and the Ohio Attorney General executed an agreement settling the Ohio Attorney General's claims. The settlement agreement calls for the AIG defendants to pay a total of $9,000, and to continue to maintain certain producer compensation disclosure and ongoing compliance initiatives.

   AIG Domestic Claims, Inc. (AIGDC, n/k/a Chartis Claims, Inc.), an indirect wholly owned subsidiary of AIG that provides certain claims adjustment services to the Company, was named as a defendant in a putative class action lawsuit in the 14th Judicial District Court for the State of Louisiana. Plaintiffs were medical providers who allege that AIGDC (as well as other defendants not affiliated with the Company) failed to comply with certain provisions of the Louisiana Any Willing Provider Act (the Act). The complaint sought monetary penalties and injunctive relief related to preferred provider organization discounts taken by defendants on bills submitted by Louisiana medical providers and hospitals who provided treatment or services to workers' compensation claimants. These claimants were occupationally ill or injured workers whose employers were named insureds under workers compensation policies issued by various insurance companies, including the Company. On September 23, 2005, certain defendants, including AIGDC filed a motion for summary judgment, seeking dismissal of plaintiffs' claims, and plaintiffs cross-moved for partial summary judgment. On July 20, 2006, the Court both denied AIGDC's motion for summary judgment and granted plaintiffs' partial motion for summary judgment, holding that AIGDC is a "group purchaser" under the Act, and that the Act applies to medical services provided to workers' compensation claimants.

   On November 28, 2006, the Court issued an order certifying a class of providers and hospitals. In an unrelated action also arising under the Act, a Louisiana appellate court ruled that the Court lacked jurisdiction to adjudicate the claims at issue. In response, AIGDC along with its co-defendants filed an exception for lack of subject matter jurisdiction. On January 19, 2007, the Court denied the motion, holding that it has jurisdiction over the putative

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

   class claims. AIGDC, along with the other defendants in the action, appealed the Court's class certification and jurisdictional ruling.

   On January 25, 2008, plaintiffs and AIGDC agreed to resolve this action on a classwide basis for $28,750. The court granted final approval of the settlement in May 2008 and most of the settlement funds have been distributed. The action has also been dismissed with prejudice.

   AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

   Except as may have been otherwise noted above with respect to specific matters, the Company cannot predict the outcome of the matters described above, reasonably estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement. In the opinion of management, except as may have been otherwise noted above with respect to specific matters, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

B. LEASES
   ------

   The Company is the lessee for the office space occupied by it and several affiliates under various non-cancelable operating lease agreements that expire through October 21, 2023. The total lease expense was $103,403, $93,579 and $91,142 in 2010, 2009 and 2008, respectively. These lease expenses are allocated to each affiliate based upon the percentage of space occupied and the Company's share of these transactions is allocated to it and other members of the Commercial Pool based upon their stated pool percentage.

   At January 1, 2011, the minimum aggregate annual rental commitments are as follows:

                     2011......................... $102,967
                     2012.........................  103,211
                     2013.........................   91,345
                     2014.........................   87,418
                     2015.........................   82,980
                     Thereafter...................  298,370
                                                   --------
                     TOTAL MINIMUM LEASE PAYMENTS  $766,291
                                                   ========

   Certain rental commitments have renewal options extending through the year 2035. Some of these renewals are subject to adjustments in future periods.

C. OTHER CONTINGENCIES
   -------------------

   In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

   insurers providing the annuity, on certain structured settlements, are not able to meet their obligations, the Company would be liable for the payments of benefits. As of December 31, 2010, the Company has not incurred a loss and there has been no default by any of the life insurers included in the transactions. Management believes that based on the financial strength of the life insurers involved in these structured settlements the likelihood of a loss is remote.

   The estimated loss reserves eliminated by such structured settlement annuities and the present value of annuities due from all life insurers (mostly affiliates) which the Company remains contingently liable amounted to $1,697,134 as of December 31, 2010. Also, as of December 31, 2010, the Company had the following amounts of annuities in excess of 1% of its policyholders' surplus due from the following life insurers:

                                                                Licensed in
     Name of life insurer                     Location Balances  New York
     --------------------                     -------- -------- -----------
     American General Life Insurance Company. Texas    $ 79,345     Yes
     The United States Life Insurance
       Company in the City of New York....... New York  931,528     Yes
     American General Life Insurance Company
       of Delaware........................... Delaware  335,660     No
     BMO Life Assurance Company.............. Canada    283,956     No
                                              -------- --------     ---

   As part of its private equity portfolio investment, as of December 31, 2010 the Company may be called upon for an additional capital investment of up to $330,015. The Company expects only a small portion of this portfolio will be called during 2011.

   The Company has committed to provide (Pounds)7.3 million in capital to a Lloyd's Syndicate. The Company has not accrued a liability for potential loss at December 31, 2010.

   As fully disclosed in Note 5, the Company has guaranteed the policyholder obligations of certain affiliated insurance companies. Each of the guaranteed affiliates has admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under any of these guarantees is remote.

NOTE 12 - OTHER SIGNIFICANT MATTERS
-----------------------------------

The Company underwrites a significant concentration of its direct business with brokers.

The Company's direct percentage of policyholder dividend participating policies is 0.05 percent. Policyholder dividends are accounted for on an incurred basis. In connection therewith, during 2010, 2009 and 2008, policyholder dividends amounted to $0, $0 and $360, respectively, and were reported as Other Income in the accompanying statements of income.

As of December 31, 2010 and 2009, other admitted assets as reported in the accompanying Statements of Admitted Assets were comprised of the following balances:

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

        OTHER ADMITTED ASSETS                         2010       2009
        ---------------------                      ---------  ---------
        Allowance provision....................... $(259,391) $(268,712)
        Guaranty funds receivable and on deposit..    12,876     16,017
        Loss funds on deposit.....................    72,265     64,845
        Note receivable - reinsurance commutation.    39,065     39,065
        Paid loss clearing........................   335,996    318,182
        Retroactive reinsurance recoverable.......     1,345      5,874
        Other assets..............................   133,377    111,154
                                                   ---------  ---------
           TOTAL OTHER ADMITTED ASSETS             $ 335,533  $ 286,425
                                                   =========  =========

Guaranty funds receivable represent payments to various state insolvency funds which are recoupable against future premium tax payments in the respective states. Various states allow insurance companies to recoup assessments over a period of five to ten years.

As of December 31, 2010 and 2009, the Company's liability for insolvency assessments amounted to $42,674 and $40,398, respectively, with related assets for premium tax credits of $12,860 and $16,017, respectively. Of the amount accrued, the Company expects to pay approximately $29,814 for insolvency assessments during the next year. In addition, the Company anticipates it will realize $8,126 of premium tax offset credits and the associated liability in years two through five. The remaining $4,734 will be realized between years five and ten.

The Company routinely assesses the collectability of its receivable balances for potentially uncollectible premiums receivable due from agents and reinsurance recoverable balances. In connection therewith, as of December 31, 2010 and 2009, the Company had established an allowance for doubtful accounts of $259,391 and $268,712, respectively, which was reported as a contra asset within Other Admitted Assets in the accompanying Statements of Admitted Assets.

During 2010, 2009 and 2008, the Company recorded $21,847, $(37,084) and
$(50,530), respectively, for allowance for doubtful accounts to Net Gain/(Loss) from Agents' Balances Charged-off in the accompanying Statements of Income.

As of December 31, 2010 and 2009, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

          OTHER LIABILITIES                          2010      2009
          -----------------                        --------  --------
          Accrued retrospective premiums.......... $ 68,242  $ 74,830
          Amounts withheld or retained by company
            for account of others.................   10,585     5,951
          Deferred commission earnings............    4,599     6,488
          Salvage and subrogation recoverable.....    1,876     1,034
          Remittances and items not allocated.....   30,006    44,299
          Retroactive reinsurance payable.........    1,328     1,830
          Retroactive reinsurance reserves -
            assumed...............................    4,405     7,357
          Retroactive reinsurance reserves - ceded   (2,192)   (2,140)
          Servicing carrier liability.............    5,908     3,891
          Other liabilities, includes suspense
            accounts, expense account balances
            and certain accruals..................  134,409   142,034
                                                   --------  --------
             TOTAL OTHER LIABILITIES               $259,166  $285,574
                                                   ========  ========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


NOTE 13 - SUBSEQUENT EVENTS
---------------------------

Type I - Recognized Subsequent Events:

Subsequent events have been considered through April 29, 2011 for the statutory statement issued on April 30, 2011.

On February 24, 2011, the PA SAP approved National Union's request to report a $750,000 capital contribution from its parent, Chartis U.S., Inc. as a Type I subsequent event in its 2010 Annual Statement, pursuant to SSAP No. 72. The $750,000 was received on February 25, 2011.

As a result of a transaction which closed on February 24, 2011 but was effective December 31, 2010, National Union, New Hampshire, and ISOP's ownership of United Guaranty Corporation, (UGC) has been transferred to AIG through the transfer to AIG of all of the outstanding shares of UGC from National Union, New Hampshire, and ISOP after a contribution of cash by AIG to the Chartis insurance subsidiaries in an amount equal to the statutory book value of the shares of UGC as at December 31, 2010. On February, 25, 2011, National Union, New Hampshire, and ISOP received $842,206, 644,970, and $348,700; respectively, from this transaction. With the concurrence of National Union, New Hampshire, and ISOP's domiciliary regulator, this transaction has been included in the financial statements as a Type I subsequent event pursuant to SSAP 9 and SSAP 72.

Type II - Nonrecognized Subsequent Events:

Subsequent events have been considered through April 29, 2011 for the statutory statement issued on April 30, 2011.

On February 25, 2011, the Company entered into a Capital Maintenance Agreement
(CMA) with its Ultimate Parent, AIG. The CMA provides that in the event that the Company's Total Adjusted Capital (TAC) falls below 425% of the Company's Authorized Control Level (ACL) Risk Based Capital (RBC), as estimated by the Company at the end of the first and third fiscal quarters, subject to any adjustments or modifications required by the Company's domiciliary regulator or its independent auditors, AIG will, within a specified time period prior to the close of the following fiscal quarter, contribute cash, cash equivalents, securities or other acceptable instruments that qualify as admitted assets to the Company so that the Company's TAC is projected to be equal to 425% of its ACL RBC as of the second and fourth fiscal quarters . The current CMA supersedes and replaces a CMA that related to the Company's December 31, 2009 surplus position.

On March 11, 2011 a major earthquake occurred near the northeast coast of Honshu, Japan, triggering a tsunami in the Pacific Ocean. In the first quarter of 2011, the Chartis insurers recorded a catastrophe loss of $1,300,000 related to this event, which has been named the Tohoku Earthquake and Tsunami. The loss recorded in connection with this event is a preliminary estimate based on Chartis' current assessment of the coverage provided under its direct policies and the provisions of its reinsurance coverage. The Company's participation in this loss was estimated to be less than $100,000.

On March 28, 2011 the Company purchased investments in structured securities from AIG for $351,143, the fair value of the assets as of the acquisition date, in an arms' length transaction. The investments purchased were asset-backed securities, primarily residential mortgage-backed securities and collateralized debt obligations.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


Asbestos Loss Portfolio Transfer
--------------------------------

On March 31, 2011, certain Chartis U.S. and non-U.S. insurers (Chartis Reinsureds), including the Commercial Pool participants, entered into a loss portfolio transfer reinsurance agreement (Asbestos Reinsurance LPT), with an inception date of January 1, 2011, with Eaglestone Reinsurance Company (Eaglestone). Under the Asbestos Reinsurance LPT, the Chartis Reinsureds transfer all of their net U.S. asbestos liabilities to Eaglestone, a newly reorganized non-pool affiliate and wholly owned subsidiary of Chartis U.S, Inc. The Chartis Reinsureds will make a payment of $2,679,000 to Eaglestone (representing the net carrying value of their asbestos reserves) and Eaglestone will provide coverage up to an aggregate limit of $5,000,000 on the assumed asbestos portfolio. The Commercial Pool participants' shares of the net ceded reserves (and payment) to Eaglestone are presented below. The Asbestos Reinsurance LPT is subject to the receipt of required regulatory approvals. The Commercial Pool Participants are seeking to account for the Asbestos Reinsurance LPT as prospective reinsurance and to record the Asbestos Reinsurance LPT in their respective first quarter 2011 financial statements.

On April 19, 2011, the Chartis Reinsureds, Eaglestone and National Indemnity Company (NICO), a subsidiary of Berkshire Hathaway, Inc., entered into a Master Transaction Agreement pursuant to which, at closing, Eaglestone and NICO will enter into a loss portfolio transfer retrocession agreement (Asbestos Retrocession LPT), with an inception date of January 1, 2011. Pursuant to the Asbestos Retrocession LPT, Eaglestone will transfer $1,870,000 of the net U.S. asbestos liabilities it assumed from the Chartis Reinsureds to NICO. Eaglestone will make a payment of $1,650,000 to NICO and NICO will provide coverage up to an aggregate limit of $3,500,000 and also assume responsibility for claims handling and collection of (and collectability risk on) the Chartis Reinsureds' third-party reinsurance related to the asbestos exposures it is assuming from Eaglestone. The closing of the transaction contemplated by the Master Transaction Agreement is subject to the receipt of required regulatory approvals and other closing conditions, and is expected to occur in the second quarter of 2011.

Excess Workers' Compensation Loss Portfolio Transfer
----------------------------------------------------

On March 31, 2011, the Commercial Pool participants entered into a loss portfolio transfer agreement (Excess Workers' Compensation Reinsurance LPT), with an inception date of January 1, 2011, with Eaglestone to transfer $2,720,000 of net excess workers' compensation liabilities to Eaglestone on a funds withheld basis. The Commercial Pool participants will establish an initial funds withheld liability in the aggregate of $2,720,000 to Eaglestone and Eaglestone will provide coverage up to an aggregate limit of $5,500,000 on the assumed exposures. The Commercial Pool participants will credit interest of
4.25 percent per annum on the funds withheld balance. The Commercial Pool participants' shares of the net ceded reserves (and initial funds withheld liability) to Eaglestone are presented below. The Excess Workers' Compensation LPT is subject to the receipt of required regulatory approvals. The Commercial Pool Participants are seeking to account for the Excess Workers' Compensation Reinsurance LPT as prospective reinsurance and to record the Excess Workers' Compensation Reinsurance LPT in their respective first quarter 2011 financial statements.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


                             ASBESTOS LOSS EXCESS WORKERS'
          COMPANY              TRANSFER     COMPENSATION     TOTAL
          -------            ------------- --------------- ----------
          National Union....  $  814,000     $1,034,000    $1,848,000
          American Home.....     772,000        979,000     1,751,000
          C&I...............     236,000        299,000       535,000
          Chartis PC........     107,000        136,000       243,000
          New Hampshire.....     107,000        136,000       243,000
          ISOP..............     107,000        136,000       243,000
          Chartis Casualty..          --             --            --
          Granite State.....          --             --            --
          Illinois National.          --             --            --
                              ----------     ----------    ----------
                              $2,143,000     $2,720,000    $4,863,000
                              ==========     ==========    ==========

Funding of Eaglestone Capitalization
------------------------------------

On March 31, 2011, the Company, American Home and New Hampshire (Funding Participants) approved the funding of $1,700,000 as part of a plan to capitalize Eaglestone. The Funding Participants will treat the distribution to their immediate parent (Chartis U.S., Inc.) as a return of capital. The Company and New Hampshire have received regulatory approvals for the return of capital, but have not yet paid their distributions of $510,000 and $170,000, respectively. American Home has not yet received regulatory approval and has not yet paid its planned distribution of $1,020,000. The Funding Participants expect to settle the distributions in the second quarter of 2011.

On March 30, 2011, the Company contributed approximately $575,720 to Chartis Japan Capital Company, LLC (a newly-formed subsidiary of the Company), to purchase up to all of the issued and outstanding shares of Fuji Fire & Marine Insurance Company, Limited, a Japanese company not owned by companies affiliated with AIG, pursuant to a tender offer.

                           PART C: OTHER INFORMATION


ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)   Financial statements.

      (1) Audited Financial Statements of Variable Account I of American General Life Insurance Company of Delaware for the year ended December 31, 2010 are included in Part B of the registration statement.

      (2) Audited Financial Statements of American General Life Insurance Company of Delaware for the years ended December 31, 2010, 2009 and 2008 are included in Part B of the registration statement.

      (3) The statutory statement of admitted assets, liabilities, capital and surplus of National Union Fire Insurance Company of Pittsburgh, Pa. as of December 31, 2010 and 2009, and the related statutory statements of income and changes in capital and surplus and of cash flow for each of the three years in the period ended December 31, 2010 are included in Part B of the registration statement.

(b)   Exhibits.

      (1)(a) Certificate of Resolution for AIG Life Insurance Company pursuant to the Board of Directors' meeting dated June 5, 1986, authorizing the establishment of separate accounts for the issuance and sale of variable and fixed annuity contracts. (1)

      (1)(b) Certificate of Resolution for AIG Life Insurance Company pursuant to the Board of Directors' meeting dated
                    September 12, 1995, amending in its entirety the resolution previously passed by the Board of Directors on June 5, 1986, authorizing the establishment of separate accounts for the issuance and sale of variable life insurance contracts, as well as for variable and fixed annuity contracts. (3)

      (1)(c) AIG Life Insurance Company Unanimous Consent of the Board of Directors in Lieu of a Meeting dated December 7, 2009, changing the name of the Company from AIG Life Insurance Company to American General Life Insurance Company of Delaware, and resolving to amend all corporate documents as necessary and to execute and deliver all certificates, documents and instruments to carry out the resolutions. (15)

      (2)           N/A

      (3) Distribution Agreement between AIG Life Insurance Company and American General Equity Services Corporation, effective May 1, 2003. (4)

      (4)(a) Form of Single Premium Group Immediate Variable Annuity Nonparticipating Contract, Form No. 11GVIA1000. (5)

      (4)(b) Form of Single Premium Immediate Variable Annuity Nonparticipating Certificate of Coverage, Form No. 16GVIA1000. (5)

      (4)(c)        Form of Certificate Schedule, Form No. 16GVIA1000. (5)

      (4)(d) Form of Endorsement - Partial Withdrawal Option, Form No. 16GVPW0403. (5)

      (4)(e) Form of Endorsement - Initial Allocation of Net Single Premium, Form No. 16GVMM403. (5)

      (4)(f)        Form of Endorsement Cancellation Option, Form
                    No. 14GVCO403-Rev(11/05). (11)

      (5)(a) Form of Variable Annuity Enrollment Form, Form No. 14GVIA1000 rev041906. (10)

      (5)(b) Form of Annuity Service Change Request, Form No. VGVCR (Rev 03/11). (Filed herewith)

      (6)(a) By-Laws of American General Life Insurance Company of Delaware, restated as of December 7, 2009. (15)

      (6)(b) Certificate of Incorporation of AIG Life Insurance Company dated December 31, 1991. (1)

      (6)(c) Restated Certificate of Incorporation of AIG Life Insurance Company dated December 31, 1991. (1)

      (6)(d) Certificate of Amendment of Certificate of Incorporation of AIG Life Insurance Company, dated December 3, 2001. (4)

      (6)(e) Restated Certificate of Incorporation of American General Life Insurance Company of Delaware, dated December 7, 2009.
                    (15)

      (6)(f) Certificate of Change of Location of Registered Office and of Registered Agent, AIG Life Insurance Company, dated July 24, 2002. (6)

      (7) Reinsurance Agreement between AIG Life & AXA Corporate Solutions Life Reinsurance Company. (13)

      (8)(a)(i) Form of Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company. (4)

      (8)(a)(ii) Form of Addendum No. 1 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company, dated May 21, 1975. (4)

      (8)(a)(iii) Form of Addendum No. 2 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company, dated September 23, 1975. (4)

      (8)(a)(iv) Form of Addendum No. 24 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company, dated December 30, 1998. (4)

      (8)(a)(v) Form of Addendum No. 28 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company and American General Life Companies, LLC, effective January 1, 2002. (4)

      (8)(a)(vi) Form of Addendum No. 30 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company and American General Life Companies, LLC, effective January 1, 2002. (6)

      (8)(a)(vii) Form of Addendum No. 32 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company and American General Life Companies, LLC, effective May 1, 2004. (7)

      (8)(b)(i) Form of Fund Participation Agreement between AIG Life Insurance Company and The Vanguard Group, Inc. dated December 27, 2001. (2)

      (8)(b)(ii) Form of Addendum to Fund Participation Agreement between AIG Life Insurance Company and The Vanguard Group, Inc. (4)

      (8)(c) Form of Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and AIG Life Insurance Company. (4)

      (8)(d) Form of SEC Rule 22c-2 Information Sharing Agreement between Vanguard and AIG Life Insurance Company. (13)

      (8)(e) General Guarantee Agreement from National Union Fire Insurance Company of Pittsburgh, Pa. on behalf of AIG Life Insurance Company. (8)

      (8)(f) Notice of Termination of Guarantee as Published in the Wall Street Journal on November 24, 2006. (12)

      (8)(g) Notice of Termination of AIG Support Agreement between American General Life Insurance Company of Delaware and American International Group, Inc., including a copy of the agreement attached to such Notice as Exhibit I. (16)

      (8)(h) Unconditional Capital Maintenance Agreement between American International Group, Inc. and American General Life Insurance Company of Delaware. (16)

      (9)(a)        Opinion and Consent of Lauren W. Jones, Esq., Deputy
                    General Counsel of American General Life Companies, LLC. (5)

      (9)(b) Opinion and Consent of Saul Ewing LLP, Counsel to National Union Fire Insurance Company of Pittsburgh, Pa. (9)

      (9)(c) Opinion and Consent of Sullivan & Cromwell LLP, Counsel to National Union Fire Insurance Company of Pittsburgh, Pa. (9)

      (10) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP. (Filed herewith)

      (11)          N/A

      (12)          N/A

      (13) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of National Union Fire Insurance Company of Pittsburgh, Pa. (16)

    ------------------------------

(1) Incorporated by reference to Post-Effective Amendment No. 12 to Form N-4 Registration Statement (File No. 033-39171) of Variable Account I of AIG Life Insurance Company filed on October 27, 1998.

(2) Incorporated by reference to Post-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-36260) of Variable Account I of AIG Life Insurance Company filed on December 28, 2001.

(3) Incorporated by reference to Post-Effective Amendment No. 9 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on February 7, 2003.

(4) Incorporated by reference to Post-Effective Amendment No. 10 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on April 25, 2003.

(5) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 333-108725) of Variable Account I of AIG Life Insurance Company filed on September 12, 2003.

(6) Incorporated by reference to Post-Effective Amendment No. 9 to Form N-4 Registration Statement (File No. 333-36260) of Variable Account I of AIG Life Insurance Company filed on April 28, 2004.

(7) Incorporated by reference to Post-Effective Amendment No. 13 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on May 2, 2005.

(8) Incorporated by reference to Post-Effective Amendment No. 14 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on August 12, 2005.

(9) Incorporated by reference to Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 333-108725) of Variable Account I of AIG Life Insurance Company filed on October 25, 2005.

(10) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 333-108725) of Variable Account I of AIG Life Insurance Company filed on May 1, 2006.

(11) Incorporated by reference to Post-Effective Amendment No. 9 to Form N-4 Registration Statement (File No. 333-108725) of Variable Account I of AIG Life Insurance Company filed on July 13, 2006.

(12) Incorporated by reference to Post-Effective Amendment No. 19 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on December 12, 2006.

(13) Incorporated by reference to Post-Effective Amendment No. 20 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on May 1, 2007.

(14) Incorporated by reference to Post-Effective Amendment No. 21 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on April 30, 2008.

(15) Incorporated by reference to Post-Effective Amendment No. 23 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of American General Life Insurance Company of Delaware filed on May 3, 2010.

(16) Incorporated by reference to Post-Effective Amendment No. 26 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of American General Life Insurance Company of Delaware filed on May 2, 2011.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME AND PRINCIPAL    POSITIONS AND OFFICES WITH DEPOSITOR
 BUSINESS ADDRESS     AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
------------------    ---------------------------------------------------

Mary Jane B. Fortin   Director, Chairman of the Board, President and Chief
2929 Allen Parkway    Executive Officer
Houston, TX 77019

Robert M. Beuerlein   Director, Senior Vice President and Chief and Appointed
2727-A Allen Parkway  Actuary
Houston, TX 77019

Jeffrey H. Carlson    Director, Executive Vice President, Chief Service and
2727-A Allen Parkway  Information Officer
Houston, TX 77019

Don W. Cummings       Director, Senior Vice President and Chief Financial
2929 Allen Parkway    Officer
Houston, TX 77019

NAME AND PRINCIPAL      POSITIONS AND OFFICES WITH DEPOSITOR
 BUSINESS ADDRESS       AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
------------------      ---------------------------------------------------

Kyle L. Jennings        Director, Executive Vice President, General Counsel
2929 Allen Parkway      and Secretary
Houston, TX 77019

Steven D. Anderson      Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Erik A. Baden           Senior Vice President-Strategic Marketing and Business
2929 Allen Parkway      Development
Houston, TX 77019

Wayne A. Barnard        Senior Vice President and Illustration Actuary
2929 Allen Parkway
Houston, TX 77019

David W. Butterfield    Senior Vice President
3600 Route 66
Neptune, NJ 07753

Donna F. Fahey          Senior Vice President
3600 Route 66
Neptune, NJ 07753

Brad Gabel              Senior Vice President, Chief Underwriter
1200 N. Mayfair Road
Milwaukee, WI 53226

John Gatesman           Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Robert F. Herbert, Jr. Senior Vice President, Treasurer and Controller 2727-A Allen Parkway
Houston, TX 77019

Glen D. Keller          Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Stephen Kennedy         Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL     POSITIONS AND OFFICES WITH DEPOSITOR
 BUSINESS ADDRESS      AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
------------------     ---------------------------------------------------

Frank A. Kophamel      Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Simon J. Leech         Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Richard D. McFarland   Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Laura W. Milazzo       Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Larry Nisenson         Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Barry Pelletteri       Senior Vice President
3600 Route 66
Neptune, NJ 07753

John W. Penko          Senior Vice President
Walnut Glen Tower
8144 Walnut Hill Lane
Dallas, TX 75231

Rodney E. Rishel       Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Dale W. Sachtleben     Senior Vice President
3051 Hollis Drive
Springfield, IL 62704

Durr Sexton            Senior Vice President
2929 Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL    POSITIONS AND OFFICES WITH DEPOSITOR
 BUSINESS ADDRESS     AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
------------------    ---------------------------------------------------

Chris Ayers           Vice President
2727-A Allen Parkway
Houston, TX 77019

Edward F. Bacon       Vice President
2727-A Allen Parkway
Houston, TX 77019

Joan M. Bartel        Vice President
2929 Allen Parkway
Houston, TX 77019

Robert L. Beauchamp   Vice President
2929 Allen Parkway
Houston, TX 77019

Walter E. Bednarski   Vice President
3600 Route 66
Neptune, NJ 07753

Michael B. Boesen     Vice President
2929 Allen Parkway
Houston, TX 77019

David R. Brady        Vice President
599 Lexington Avenue
New York, NY 10022

Stephen J. Brenneman  Vice President
405 King Street
Wilmington, DE 19801

Dan Chamberlain       Vice President
2727-A Allen Parkway
Houston, TX 77019

Mark E. Childs        Vice President
2727-A Allen Parkway
Houston, TX 77019

Robert M. Cicchi      Vice President
2727-A Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL         POSITIONS AND OFFICES WITH DEPOSITOR
 BUSINESS ADDRESS          AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
------------------         ---------------------------------------------------

Lawrence C. Cox            Vice President
2929 Allen Parkway
Houston, TX 77019

Timothy M. Donovan         Vice President
2929 Allen Parkway
Houston, TX 77019

Jay Drucker                Vice President
2929 Allen Parkway
Houston, TX 77019

Farideh N. Farrokhi        Vice President and Assistant Secretary
2727-A Allen Parkway
Houston, TX 77019

Royce Fithen               Vice President
205 E. 10th Avenue
Amarillo, TX 79101

Frederick J. Garland, Jr.  Vice President
2929 Allen Parkway
Houston, TX 77019

Maike George               Vice President
2727-A Allen Parkway
Houston, TX 77019

Liza Glass                 Vice President
2727-A Allen Parkway
Houston, TX 77019

Leo W. Grace               Vice President and Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Richard L. Gravette        Vice President and Assistant Treasurer
2727-A Allen Parkway
Houston, TX 77019

Lori S. Guadagno           Vice President
599 Lexington Avenue
New York, NY 10022

NAME AND PRINCIPAL        POSITIONS AND OFFICES WITH DEPOSITOR
 BUSINESS ADDRESS         AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
------------------        ---------------------------------------------------

Daniel J. Gutenberger     Vice President and Medical Director
2727-A Allen Parkway
Houston, TX 77019

Roger E. Hahn             Vice President and Chief Investment Officer
2929 Allen Parkway
Houston, TX 77019

Joel H. Hammer            Vice President
599 Lexington Avenue
New York, NY 10022

D. Leigh Harrington       Vice President
2727-A Allen Parkway
Houston, TX 77019

Michael Harrison          Vice President
2929 Allen Parkway
Houston, TX 77019

William Patrick Hayes     Chief Compliance Officer
2929 Allen Parkway
Houston, TX 77019

Tim Heslin                Vice President
2929 Allen Parkway
Houston, TX 77019

Keith C. Honig            Vice President
1 SunAmerica Center,
1999 Avenue of the Stars
Los Angeles, CA 90067

Stephen D. Howard         Vice President
2727-A Allen Parkway
Houston, TX 77019

Donald E. Huffner         Vice President and Real Estate Investment Officer
599 Lexington Avenue
New York, NY 10022

NAME AND PRINCIPAL    POSITIONS AND OFFICES WITH DEPOSITOR
 BUSINESS ADDRESS     AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
------------------    ---------------------------------------------------

S. Caitlin Irby       Vice President
2929 Allen Parkway
Houston, TX 77019

Walter P. Irby        Vice President
2929 Allen Parkway
Houston, TX 77019

Karen M. Isaacs       Vice President
3600 Route 66
Neptune, NJ 07753

Wesley E. Jarvis      Vice President
3600 Route 66
Neptune, NJ 07753

Debra H. Kile         Vice President and Medical Director
2727-A Allen Parkway
Houston, TX 77019

Gwendolyn J. Mallett  Vice President
2727-A Allen Parkway
Houston, TX 77019

Randy J. Marash       Vice President
3600 Route 66
Neptune, NJ 07753

W. Larry Mask         Vice President, Real Estate Investment Officer and
2929 Allen Parkway    Assistant Secretary
Houston, TX 77019

Melvin C. McFall      Vice President
2727-A Allen Parkway
Houston, TX 77019

Lochlan O. McNew      Vice President and Investment Officer
2929 Allen Parkway
Houston, TX 77019

Beverly A. Meyer      Vice President
1200 N. Mayfair Road
Milwaukee, WI 53226

NAME AND PRINCIPAL    POSITIONS AND OFFICES WITH DEPOSITOR
 BUSINESS ADDRESS     AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
------------------    ---------------------------------------------------

Candace A. Michael    Vice President
2727-A Allen Parkway
Houston, TX 77019

Michael R. Murphy     Vice President
1200 N. Mayfair Road
Milwaukee, WI 53226

Deanna D. Osmonson    Vice President
2727-A Allen Parkway
Houston, TX 77019

Rembert R. Owen, Jr.  Vice President, Real Estate Investment Officer and
2929 Allen Parkway    Assistant Secretary
Houston, TX 77019

Cathy A. Percival     Vice President and Medical Director
2727-A Allen Parkway
Houston, TX 77019

Carin M. Phelan       Vice President
2929 Allen Parkway
Houston, TX 77019

Glenn H. Plotkin      Vice President
1200 N. Mayfair Road
Milwaukee, WI 53226

John R. Rafferty      Vice President
2929 Allen Parkway
Houston, TX 77019

Terri Robbins         Vice President
175 Water Street
New York, NY 10038

Debbie Runge          Vice President, Human Resources
2727-A Allen Parkway
Houston, TX 77019

Carly Sanchez         Vice President and Chief Diversity Officer
2727-A Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL     POSITIONS AND OFFICES WITH DEPOSITOR
 BUSINESS ADDRESS      AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
------------------     ---------------------------------------------------

Michael Sibley         Vice President
Walnut Glen Tower
8144 Walnut Hill Lane
Dallas, TX 75231

Brian Smith            Vice President, Finance
3600 Route 66
Neptune, NJ 07753

T. Clay Spires         Vice President and Tax Officer
2727-A Allen Parkway
Houston, TX 77019

Dale A. Stewart        Vice President and General Auditor
2727-A Allen Parkway
Houston, TX 77019

Gregory R. Thornton    Vice President
3051 Hollis Drive
Springfield, IL 62704

Veronica Torralba      Vice President
2727-A Allen Parkway
Houston, TX 77019

Richard P. Vegh        Vice President
3600 Route 66
Neptune, NJ 07753

Christian D. Weiss     Vice President
2727-A Allen Parkway
Houston, TX 77019

Jeffrey L. Winkelmann  Vice President
1200 N. Mayfair Road
Milwaukee, WI 53226

Lauren W. Jones        Chief Counsel - Business Lines and Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. An organizational chart for American International Group, Inc. can be found as Exhibit 21 in American International Group, Inc.'s Form 10-K, SEC file Number 001-08787, accession number 0001047469-11-001283, filed
February 24, 2011. Exhibit 21 is incorporated herein by reference.

The Registrant is a separate account of American General Life Insurance Company of Delaware (Depositor).

ITEM 27. NUMBER OF CONTRACT OWNERS

As of March 28, 2011, there were one hundred eighty (180) owners of contracts of the class covered by this registration statement, eighty-six (86) qualified contracts and ninety-four (94) non-qualified contracts.

ITEM 28. INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE

Except as otherwise required by applicable law:

(a) The company shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or on behalf of the company) by reason of the fact that he is or was director, officer, or employee or agent of the company, or is or was serving at the request of the company as director, officer, employee or agent of another company or enterprise, against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding; provided that he (1) acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the company; and, (2) with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, by itself, create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was lawful.

(b) The company shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or on behalf of the company to procure a judgment in the company's favor, by reason of the fact that he is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company or enterprise, against expenses (including attorney's fees), judgments and amounts paid in settlement actually and reasonably incurred by him in connection with the defense or settlement of such action, suit or proceeding; provided that he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the company, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the company unless and only to the extent that the court in which such action, suit or proceeding was brought or any other court of competent jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity.

(c) To the extent that a director, officer, or employee or agent of the company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in paragraphs (a) and (b) above, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorney's fees) actually and reasonably incurred by him in connection therewith.

(d) Any indemnification under paragraphs (a) and (b) above (unless ordered by a court or made pursuant to a determination by a court as hereinafter provided) shall be made by the company upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances and he has met the applicable standard of conduct set forth in paragraphs (a) and (b). Such determination shall be made (1) by the Board by a majority of a quorum consisting of directors who were not parties to such action, suit or proceeding (disinterested), or (2) by a committee of disinterested directors designated by majority vote of disinterested directors, even though less than a quorum, or (3) by independent legal counsel in a written opinion, and such legal counsel was selected by a majority vote of a quorum of the disinterested directors, or (4) by the stockholders. In the absence of a determination that indemnification is proper, the director, officer or employee may apply to the court conducting the proceeding or another court of competent jurisdiction which shall determine whether the director, officer, employee or agent has met the applicable standard of conduct set forth in paragraphs (a) and (b). If the court shall so determine, indemnification shall be made under paragraph (a) or (b) as the case may be.

(e) Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the company in advance of the final disposition of such action, suit or proceeding as authorized by the Board in the manner provided in paragraph (d) upon receipt of a written instrument acceptable to the Board by or on behalf of the director, officer, employee or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the company as authorized in this section.

(f) The indemnification provided by these By-Laws shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any agreement, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit or the heirs, executors and administrators of such a person.

(g) The company shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company, or enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the company would have the power to indemnify him against such liability under the provisions of these By-Laws.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) Registrant's principal underwriter, American General Equity Services Corporation, also acts as principal underwriter for the following investment companies:

AMERICAN GENERAL LIFE INSURANCE COMPANY
Separate Account A
Separate Account D
Separate Account VA-1
Separate Account VA-2
Separate Account VL-R
Separate Account VUL
Separate Account VUL-2

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
Variable Account II

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
Separate Account USL VA-R
Separate Account USL VL-R
Separate Account USL A
Separate Account USL B

(b) The following information is provided for each director and officer of the principal underwriter:

NAME AND PRINCIPAL      POSITIONS AND OFFICES WITH UNDERWRITER
 BUSINESS ADDRESS       AMERICAN GENERAL EQUITY SERVICES CORPORATION
------------------      --------------------------------------------

Mary Jane B. Fortin     Director and Chairman of the Board of Directors
2929 Allen Parkway
Houston, TX 77019

Erik A. Baden           Director
2929 Allen Parkway
Houston, TX 77019

John Gatesman           Director, President and Chief Executive Officer
2929 Allen Parkway
Houston, TX 77019

Kyle L. Jennings        Executive Vice President, General Counsel and Secretary
2929 Allen Parkway
Houston, TX 77019

Larry Blews             Vice President and Chief Compliance Officer
2727-A Allen Parkway
Houston, TX 77019

Robert F. Herbert, Jr.  Vice President
2727-A Allen Parkway
Houston, TX 77019

T. Clay Spires          Vice President and Tax Officer
2727-A Allen Parkway
Houston, TX 77019

Lauren W. Jones         Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Ann Wohn                Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL    POSITIONS AND OFFICES WITH UNDERWRITER
 BUSINESS ADDRESS     AMERICAN GENERAL EQUITY SERVICES CORPORATION
------------------    --------------------------------------------

Rhonda Washington     Treasurer, Controller
2727-A Allen Parkway
Houston, TX 77019

John D. Fleming       Assistant Treasurer
2727-A Allen Parkway
Houston, TX 77019

Barbara J. Moore      Assistant Tax Officer
2727-A Allen Parkway
Houston, TX 77019

Becky Strom           Chief Privacy Officer & Anti-Money Laundering Officer
2727-A Allen Parkway
Houston, TX 77019

(c) Compensation From the Registrant.

NAME OF PRINCIPAL   NET UNDERWRITING   COMPENSATION    BROKERAGE   COMPENSATION
UNDERWRITER         DISCOUNTS AND      ON REDEMPTION   COMMISSIONS
                    COMMISSIONS
American General            0                0              0           0
Equity Services
Corporation

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of American General Life Insurance Company of Delaware at its principal executive office located at 405 King Street, Wilmington, Delaware 19801-3722 or at American General Life Insurance Company of Delaware's Administrative Office located at 405 King Street, 4th Floor, Wilmington, Delaware 19801-3722.

ITEM 31. MANAGEMENT SERVICES

Not applicable.

ITEM 32. UNDERTAKINGS

(a)   Undertakings of the Registrant

The Registrant undertakes: A) to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the Contracts may be accepted; B) to include either (1) as part of any application to purchase a Contract offered by a prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a toll-free number or a post card or similar written communication affixed to or included in the applicable prospectus that the applicant can use to send for a Statement of Additional Information; C) to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

(b)   Undertakings of the Depositor

During any time there are insurance obligations outstanding and covered by the guarantee issued by National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union Guarantee Period"), filed as an exhibit to this Registration Statement (the "National Union Guarantee"), the Depositor hereby undertakes to provide notice to contract owners covered by the National Union Guarantee promptly after the happening of significant events related to the National Union Guarantee.

These significant events include: (i) termination of the National Union Guarantee that has a material adverse effect on the contract owner's rights under the National Union Guarantee; (ii) a default under the National Union Guarantee that has a material adverse effect on the contract owner's rights under the National Union Guarantee; or (iii) the insolvency of National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union").

Depositor hereby undertakes during the National Union Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of National Union in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of National Union regarding such financial statements.

During the National Union Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policy owners, an offer to supply the Statement of Additional Information which shall contain the annual audited statutory financial statements of National Union, free of charge upon a policy owner's request.

As of December 29, 2006 at 4:00 p.m. Eastern time (the "Point of Termination"), the National Union Guarantee was terminated for prospectively issued Contracts. The National Union

Guarantee will not cover any Contracts with a date of issue later than the Point of Termination. The National Union Guarantee will continue to cover Contracts with a date of issue earlier than the Point of Termination until all insurance obligations under such Contracts are satisfied in full.

REPRESENTATION REGARDING THE REASONABLENESS OF AGGREGATE FEES AND CHARGES DEDUCTED UNDER THE CONTRACTS PURSUANT TO SECTION 26(E)(2)(A) OF THE INVESTMENT COMPANY ACT OF 1940

American General Life Insurance Company of Delaware represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by American General Life Insurance Company of Delaware.

                              POWERS OF ATTORNEY

   Each person whose signature appears below hereby appoints Edward F. Bacon, Don W. Cummings and Kyle L. Jennings and each of them, any one of whom may act without the joinder of the others, as his/her attorney-in-fact to sign on his/her behalf and in the capacity stated below and to file all amendments to this Registration Statement, which amendment or amendments may make such changes and additions to this Registration Statement as such attorney-in-fact may deem necessary or appropriate.

                                  SIGNATURES

   As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Variable Account I of American General Life Insurance Company of Delaware (f/k/a AIG Life Insurance Company), certifies that it meets the requirements of the Securities Act of 1933 Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf, in the City of Houston, and State of Texas on this 29th day of April, 2011.

                                    VARIABLE ACCOUNT I OF AMERICAN GENERAL LIFE
                                    INSURANCE COMPANY OF DELAWARE
                                    (Registrant)


                               BY: AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                                    (On behalf of the Registrant and itself)


                               BY:  DON W. CUMMINGS
                                    ---------------
                                    DON W. CUMMINGS
                                    SENIOR VICE PRESIDENT
                                      AND CHIEF FINANCIAL OFFICER

                                   AGLD - 1

   As required by the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons, on behalf of the Registrant and Depositor, in the capacities and on the dates indicated.

Signature                         Title                                         Date
---------                         -----                                         ----

MARY JANE B. FORTIN               Director, Chairman, President                 April 29, 2011
-------------------               and Chief Executive Officer
MARY JANE B. FORTIN

DON W. CUMMINGS                   Director, Senior                              April 29, 2011
---------------                   Vice President and
DON W. CUMMINGS                   Chief Financial Officer

ROBERT M. BEUERLEIN               Director                                      April 29, 2011
-------------------
ROBERT M. BEUERLEIN

JEFFREY H. CARLSON                Director                                      April 29, 2011
------------------
JEFFREY H. CARLSON

KYLE L. JENNINGS                  Director                                      April 29, 2011
----------------
KYLE L. JENNINGS

                                   AGLD - 2

                                                                     333-108725
                                                                      811-05301


                                  SIGNATURES


   National Union Fire Insurance Company of Pittsburgh, Pa. has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 29th day of April, 2011.




                                  NATIONAL UNION FIRE INSURANCE
                                  COMPANY OF PITTSBURGH, PA.




                             BY:  SEAN T. LEONARD
                                  ---------------
                                  SEAN T. LEONARD
                                  CHIEF FINANCIAL OFFICER
                                   AND SENIOR VICE PRESIDENT

   This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                   Title                          Date
---------                   -----                          ----

*PETER D. HANCOCK           Chairman and Director          April 29, 2011
-----------------
PETER D. HANCOCK


*JOHN Q. DOYLE              Director, President and        April 29, 2011
--------------              Chief Executive Officer
JOHN Q. DOYLE


*ROBERT S. SCHIMEK          Director                       April 29, 2011
------------------
ROBERT S. SCHIMEK


*JAMES BRACKEN              Director                       April 29, 2011
---------------
JAMES BRACKEN


*DAVID NEIL FIELDS          Director                       April 29, 2011
------------------
DAVID NEIL FIELDS


*DAVID L. HERZOG            Director                       April 29, 2011
----------------
DAVID L. HERZOG


*MONIKA M. MACHON           Director                       April 29, 2011
-----------------
MONIKA M. MACHON


*KRISTIAN P. MOOR           Director                       April 29, 2011
-----------------
KRISTIAN P. MOOR


*RALPH W. MUCERINO          Director                       April 29, 2011
------------------
RALPH W. MUCERINO


*SID SANKARAN               Director                       April 29, 2011
-------------
SID SANKARAN


*NICHOLAS C. WALSH          Director                       April 29, 2011
------------------
 NICHOLAS C. WALSH


*CHARLES E. WILLIAMSON      Director                       April 29, 2011
----------------------
CHARLES E. WILLIAMSON


*MARK T. WILLIS             Director                       April 29, 2011
---------------
 MARK T. WILLIS

* BY:  SEAN T. LEONARD
       ---------------
       SEAN T. LEONARD
       ATTORNEY-IN-FACT
       (Exhibit (13) to the Registration Statement)

                                 EXHIBIT INDEX

ITEM 24. EXHIBITS


      (5)(b)     Form of Annuity Service Change Request, Form No. VGVCR
                 (Rev 03/11).

      (10) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP.

                                      E-1